UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21977

            Invesco Exchange-Traded Fund Trust II

(Exact name of registrant as specified in charter)

3500 Lacey Road

                                   Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Anna Paglia

President

3500 Lacey Road

                                   Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code:  800-983-0903

Date of fiscal year end:  October 31

Date of reporting period: October 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b)	Not applicable.

Invesco Annual Report to Shareholders October 31, 2021
PBTP Invesco PureBetaSM 0-5 Yr US TIPS ETF PBDM Invesco PureBetaSM FTSE Developed ex-North America ETF PBEE Invesco PureBetaSM FTSE Emerging Markets ETF

2

The Market Environment

Domestic Equity

US equity markets posted gains in the fourth quarter of 2020, as positive news on coronavirus (“COVID-19”) vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter of 2020. However, stocks were buoyed by the US Federal Reserve’s (the Fed’s) pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at year-end to 1.74%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that the US GDP grew at a 6.4% annualized rate for the first quarter of 2021. 2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September 2021,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs. In October 2021, investor sentiment improved as many S&P 500 index companies met or exceeded earnings expectations and the index hit new record highs. For the fiscal year, the S&P 500 Index returned 42.91%.4

[1]	Source: US Department of the Treasury
[2]	Source: US Bureau of Economic Analysis
[3]	Source: US Bureau of Labor Statistics, July 13, 2021
[4]	Source: Lipper Inc.

Global Equity

At the beginning of the fiscal year, global equity markets posted gains as good news about COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Emerging market equities posted robust gains amplified by US dollar weakness.

Global equity markets ended the first quarter of 2021 in positive territory amid concerns about rising bond yields and inflation. The value-led equity rally continued in most regions, with value stocks outperforming growth stocks. The successful rollout of COVID-19 vaccinations in the US and UK benefited equity markets. However, even regions facing slower rollouts, including the Eurozone and Japan, performed well, driven by a rebound in global demand for goods.

During the second quarter of 2021, global equity markets were again bolstered by the continued acceleration of vaccination rollouts and easing of COVID-19 related restrictions in most developed markets. In a reversal from the first quarter, growth stocks outperformed value stocks in most regions. Emerging market equities were led by Brazil which benefited from global tailwinds, while regulatory concerns weighed on Chinese equities.

Developed global equity markets were flat in the third quarter of 2021 amid concerns about rising inflation, supply disruptions and the economic growth rate. Energy stocks and energy-driven markets performed well as global shortages pushed oil and gas prices higher. Emerging market equities declined during the quarter, primarily due to weak performance from Chinese equities, which were affected by significant regulatory changes in the private tutoring industry, increased regulation in the technology sector and the potential default of a large Chinese property developer.

In October of 2021, global equity stocks were positive with the US market leading the way, and Chinese equities rebounded after their decline in the third quarter. Overall, developed market equities outperformed emerging market equities for the fiscal year.

Fixed Income

Fixed income markets posted positive gains in the third quarter of 2020 primarily due to the Federal Reserve’s (Fed) continued accommodative pledge to keep interest rates low through 2023, extending central bank support of many fixed income asset classes. Additionally, the Fed announced a revised framework for interest rate policy by changing the way its inflation targets operate, aiming for lower volatility within interest rates. Corporate credit spreads in the US and globally rallied early in the quarter, however, US markets wobbled late in the quarter amid a

3

The Market Environment (continued)

resurgence in European COVID-19 cases, as well as questions over refreshed fiscal stimulus measures. Central banks across developed nations in Europe and Asia have taken accommodative stances to keeping interest rate low. Uncertainty regarding the 2020 US presidential election and concerns of smooth transitions of power dampened markets towards the end of the quarter. The unemployment rate fell to 7.9%,1 its lowest since the beginning of the COVID-19 pandemic.

US corporate markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Global corporate markets were also buoyed by similar factors and ultra-accommodative central bank policies. Bonds were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Corporate issuance of investment grade credit slowed in the quarter, concluding a year of record issuance. US interest rate moves subtly affected fixed income valuations during the quarter. The two-year Treasury yield fell from 0.14% to 0.13%, while the 10-year yield saw an increase of 25 basis points, rising from 0.68% to 0.93% (a basis point is one one-hundredth of a percentage point).2 The yield curve, as measured by the yield differential between 2- and 10-year Treasuries, steepened modestly during the quarter. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged.

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.74%,2 their highest level since January 2020, reflecting higher inflation expectations. Largely a result of economic optimism, government bond yields rose globally during the first quarter of 2021, as investors began to price in higher levels of economic growth and inflation moving towards a post-pandemic world. On the fiscal front, another stimulus package was signed into law and COVID-19 vaccine approvals and administration ramped up. 30-year Treasury yields moved higher by 0.77% to end the quarter at 2.41%. Importantly, short-term rates, which are closely tied to Fed policy, were quite steady. Two-year US Treasury yields moved up just 0.04% to 0.16%.2

Fixed income markets settled down in the second quarter of 2021, posting gains and rebounding from negative performance experienced during the early part of the year due to a sharply rising interest rate environment. Globally, corporate credit markets rallied as economic activity continued to rebound. Yet global corporate credit spreads took a step back at the beginning of the third quarter of 2021, while credit stress from key emerging market country issuers stirred fear of possible global contagion. Despite higher volatility stemming from inflation concerns and potential for rising interest rates, investors remained optimistic about the strength of the economic recovery after the

Bureau of Economic Analysis reported that US GDP grew at a 6.4% annualized rate for the first quarter of 2021.3 As the US COVID-19 vaccination rate neared the 50% threshold, consumers resumed pre-pandemic activities in the third quarter, and economically sensitive areas, such as the consumer discretionary and technology sectors, began to recover. With an inconsistent global vaccine rollout and the threat of COVID-19 variants on the rise, investors remained cautiously optimistic and expected corporate balance sheets to continue to recover meaningfully in 2021.

[1]	Source: US Bureau of Labor Statistics
[2]	Source: US Department of the Treasury
[3]	Source: US Bureau of Economic Analysis

4

PBTP	Management’s Discussion of Fund Performance
Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)

As an index fund, the Invesco PureBetaSM 0-5 Yr US TIPS ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the ICE BofA 0-5 Year US Inflation-Linked Treasury IndexSM (the “Index”). The Fund generally will invest at least 80% of its total assets in the component securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of the shorter maturity subset of the U.S. Treasury Inflation-Protected Securities (“TIPS”) market, represented by TIPS with a remaining maturity of at least one month and less than five years. TIPS are U.S. dollar-denominated, U.S. government debt securities that are publicly offered for sale in the United States. TIPS are “inflation-linked”, meaning that their principal and interest payments are tied to inflation (as measured by the Consumer Price Index). TIPS are issued by the U.S. Treasury, and their payments are supported by the full faith and credit of the United States.

To qualify for inclusion in the Underlying Index, securities must have: (i) at least one month but less than five years remaining term to final maturity; (ii) at least 18 months to maturity when issued; and (iii) a minimum amount outstanding of $1 billion. Original issue zero coupon bonds may be included in the Underlying Index, and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. Underlying Index constituents are market capitalization-weighted. The Fund generally invests in all of the securities comprising its Index in proportion to their weightings in the Index.

During the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 6.50%. On a net asset value (“NAV”) basis, the Fund returned 6.46%. During the same time period, the Index returned 6.55%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund.

For the fiscal year ended October 31, 2021, bonds with maturities between 2 and 3 years contributed most significantly to the Fund’s return, followed by bonds with maturities between 3 and 4 years. No maturities detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021, included Treasury CPI Note, 0.375% coupon, due 07/15/2025 (portfolio average weight of 5.70%) and Treasury CPI Note, 0.63% coupon, due 04/15/2023 (portfolio average weight of 5.9%). No positions detracted from the Fund’s return.

Duration Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Maturing in 0-5 Years	99.88
Money Market Funds Plus Other Assets Less Liabilities	0.12

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
U.S. Treasury Inflation—Indexed Notes, 0.63%, 04/15/2023	5.94
U.S. Treasury Inflation—Indexed Notes, 0.63%, 01/15/2026	5.91
U.S. Treasury Inflation—Indexed Notes, 0.38%, 07/15/2025	5.65
U.S. Treasury Inflation—Indexed Notes, 0.63%, 01/15/2024	5.61
U.S. Treasury Inflation—Indexed Notes, 0.25%, 01/15/2025	5.57
U.S. Treasury Inflation—Indexed Notes, 0.13%, 04/15/2022	5.56
U.S. Treasury Inflation—Indexed Notes, 0.38%, 07/15/2023	5.56
U.S. Treasury Inflation—Indexed Notes, 0.13%, 07/15/2024	5.52
U.S. Treasury Inflation—Indexed Notes, 0.13%, 01/15/2023	5.51
U.S. Treasury Inflation—Indexed Notes, 0.13%, 01/15/2022	5.49
Total	56.32

*	Excluding money market fund holdings.

5

Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
ICE BofA 0-5 Year US Inflation-Linked Treasury IndexSM	6.55%	5.04%	15.91%	3.79%	16.50%
Fund
NAV Return	6.46	4.92	15.49	3.68	16.02
Market Price Return	6.50	4.94	15.58	3.70	16.10

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.07% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and index are based on the inception date of the Fund.

6

PBDM	Management’s Discussion of Fund Performance
Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)

As an index fund, the Invesco PureBetaSM FTSE Developed ex-North America ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE Developed ex North America Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of the large- and mid-capitalization segments of equity markets of countries around the world that are classified as developed markets within the country classification definition of the Index Provider, excluding the United States and Canada. The Index Provider defines the large- and mid-capitalization segments as approximately the top 90% of the eligible universe. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

During the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 33.09%. On a net asset value (“NAV”) basis, the Fund returned 33.78%. During the same time period, the Index returned 33.73%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, all of which were offset by revenue from securities lending.

For the fiscal year ended October 31, 2021, the financials sector contributed most significantly to the Fund’s return, followed by the industrials and consumer discretionary sectors, respectively. No sector detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021, included ASML Holding N.V., an information technology company (portfolio average weight of 1.34%), and LVMH Moet Hennessy Louis Vuitton SE, a consumer discretionary company (portfolio average weight of 0.94%). Positions that detracted most significantly from the Fund’s return included Nintendo Co. Ltd., a communication services company (portfolio average weight of 0.31%), and SoftBank Group Corp., a communications services company (portfolio average weight of 0.57%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Financials	16.61
Industrials	16.11
Consumer Discretionary	12.54
Health Care	11.71
Information Technology	11.03
Consumer Staples	9.48
Materials	7.82
Communication Services	4.68
Utilities	3.29
Energy	3.26
Real Estate	3.19
Money Market Funds Plus Other Assets Less Liabilities	0.28

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Nestle S.A.	1.90
ASML Holding N.V.	1.64
Samsung Electronics Co. Ltd.	1.43
Roche Holding AG	1.37
Toyota Motor Corp.	1.10
LVMH Moet Hennessy Louis Vuitton SE	0.99
AstraZeneca PLC	0.98
Novartis AG	0.89
Novo Nordisk A/S, Class B	0.88
SAP SE	0.82
Total	12.00

*	Excluding money market fund holdings.

7

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
FTSE Developed ex North America Index (Net)	33.73%	11.81%	39.77%	6.93%	31.66%
Fund
NAV Return	33.78	11.79	39.71	6.88	31.42
Market Price Return	33.09	11.54	38.78	6.87	31.37

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.07% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

8

PBEE	Management’s Discussion of Fund Performance
Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)

As an index fund, the Invesco PureBetaSM FTSE Emerging Markets ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE Emerging Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Underlying Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Underlying Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains and calculates the Underlying Index, which is designed to measure the performance of the large- and mid-capitalization segments of equity markets of countries around the world that are classified as emerging markets within the country classification definition of the Index Provider. The Index Provider defines the large- and mid-capitalization segments as approximately the top 90% of the eligible universe. The Fund does not purchase all of the securities in the Underlying Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

During the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 15.61%. On a net asset value (“NAV”) basis, the Fund returned 17.02%. During the same time period, the Index returned 17.06%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the impact of the fees and expenses that the Fund incurred during the period, partially offset by revenue from securities lending.

For the fiscal year ended October 31, 2021, the financials sector contributed most significantly to the Fund’s return, followed by the information technology and materials sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the communications services and real estate sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021, included Taiwan Semiconductor Manufacturing Co. Ltd., an information technology company (portfolio average weight of 7.17%), and The Invesco India ETF (portfolio average weight of 4.73%). Positions that detracted most significantly from the Fund’s return included Alibaba Group Holding Ltd., a consumer discretionary company (portfolio average weight of 3.04%) and Tencent Holdings Ltd., a communications services company (portfolio average weight of 6.38%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Financials	23.37
Information Technology	15.08
Consumer Discretionary	14.82
Communication Services	10.22
Materials	7.66
Consumer Staples	5.63
Energy	5.58
Industrials	5.22
Health Care	3.85
Utilities	3.12
Sector Types Each Less Than 3%	5.24
Money Market Funds Plus Other Assets Less Liabilities	0.21

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Taiwan Semiconductor Manufacturing Co. Ltd.	7.08
Tencent Holdings Ltd.	5.17
Invesco India ETF	4.56
Alibaba Group Holding Ltd.	4.17
iShares MSCI India ETF	2.78
Meituan, B Shares	1.90
GAIL (India) Ltd., GDR	1.25
Reliance Industries Ltd., GDR	0.97
China Construction Bank Corp., H Shares	0.87
Infosys Ltd., ADR	0.80
Total	29.55

*	Excluding money market fund holdings.

9

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
FTSE Emerging Index (Net)	17.06%	12.66%	42.98%	6.22%	28.11%
Fund
NAV Return	17.02	12.30	41.62	5.99	26.97
Market Price Return	15.61	12.05	40.69	5.42	24.18

Fund Inception: September 22, 2017

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive a portion of its management fee through August 31, 2023. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.19% (0.16% after fee waiver) includes the unitary management fee of 0.14% and acquired fund fees and expenses of 0.05%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the index stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The index does not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and index are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

10

Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)

October 31, 2021

Schedule of Investments

	Principal Amount	Value
U.S. Treasury Securities-99.88%
U.S. Treasury Inflation – Indexed Notes-99.88%(a)
0.13%, 01/15/2022	$2,874,966	$2,901,361
0.13%, 04/15/2022	2,883,180	2,938,107
0.13%, 07/15/2022(b)	2,808,193	2,887,271
0.13%, 01/15/2023	2,804,278	2,912,259
0.63%, 04/15/2023	2,983,117	3,137,336
0.38%, 07/15/2023	2,774,956	2,937,082
0.63%, 01/15/2024	2,766,138	2,961,884
0.50%, 04/15/2024	2,015,679	2,162,232
0.13%, 07/15/2024	2,720,847	2,917,843
0.13%, 10/15/2024	2,162,715	2,324,430
0.25% - 2.38%, 01/15/2025	5,068,327	5,637,689
0.13%, 04/15/2025	2,173,591	2,343,073
0.38%, 07/15/2025	2,724,318	2,985,570
0.13%, 10/15/2025	2,084,727	2,266,293
0.63% - 2.00%, 01/15/2026	4,403,050	4,977,198
0.13%, 04/15/2026(b)	2,393,195	2,606,338
0.13%, 07/15/2026	2,426,704	2,660,017
0.13%, 10/15/2026	1,101,243	1,207,065

Total U.S. Treasury Securities (Cost $52,317,559)		52,763,048

	Shares
Money Market Funds-0.11%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d) (Cost $60,551)	60,551	60,551

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $52,378,110)		52,823,599

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-9.74%
Invesco Private Government Fund, 0.02%(c)(d)(e)	1,543,304	$1,543,304
Invesco Private Prime Fund, 0.11%(c)(d)(e)	3,599,602	3,601,042

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,144,346)		5,144,346

TOTAL INVESTMENTS IN SECURITIES-109.73% (Cost $57,522,456)		57,967,945
OTHER ASSETS LESS LIABILITIES-(9.73)%		(5,142,429)

NET ASSETS-100.00%		$52,825,516

Notes to Schedule of Investments:

(a)	Principal amount of security and interest payments are adjusted for inflation. See Note 2I.
(b)	All or a portion of this security was out on loan at October 31, 2021.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$12,806	$1,135,474	$(1,087,729)	$-	$-	$60,551	$9

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	2,837,486	(1,294,182)	-	-	1,543,304	6	*

Invesco Private Prime Fund	-	6,620,789	(3,019,747)	-	-	3,601,042	71	*

Total	$12,806	$10,593,749	$(5,401,658)	$-	$-	$5,204,897	$86

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11

Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)–(continued)

October 31, 2021

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)

October 31, 2021

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.72%
Australia-7.63%
Adbri Ltd.	1,701	$3,807
Afterpay Ltd.(a)	814	75,379
AGL Energy Ltd.	2,348	10,088
ALS Ltd.	1,797	17,830
Altium Ltd.	408	11,253
Alumina Ltd.	9,346	13,969
AMP Ltd.(a)	12,843	10,418
Ampol Ltd.	864	19,825
Ansell Ltd.	480	11,360
APA Group	4,409	27,155
Appen Ltd.	408	3,294
Aristocrat Leisure Ltd.	2,325	81,518
ASX Ltd.	696	43,400
Atlas Arteria Ltd.	3,524	16,411
Aurizon Holdings Ltd.	6,445	16,314
AusNet Services Ltd.	6,829	12,669
Australia & New Zealand Banking Group Ltd.	10,117	213,832
Bank of Queensland Ltd.(b)	2,347	15,513
Beach Energy Ltd.	6,613	6,929
Bendigo & Adelaide Bank Ltd.	1,965	13,652
BHP Group Ltd.	10,506	288,655
BHP Group PLC	7,394	196,119
BlueScope Steel Ltd.	1,869	28,946
Boral Ltd.(a)	1,462	7,006
Brambles Ltd.	5,295	39,930
carsales.com Ltd.	792	14,670
Challenger Ltd.	2,156	11,238
Charter Hall Group	1,725	22,454
CIMIC Group Ltd.	360	5,386
Cleanaway Waste Management Ltd.	5,057	10,179
Cochlear Ltd.	239	39,572
Coles Group Ltd.	4,624	59,529
Commonwealth Bank of Australia	6,134	482,287
Computershare Ltd.	1,965	27,688
Crown Resorts Ltd.(a)(b)	1,317	9,852
CSL Ltd.	1,626	366,985
CSR Ltd.	1,797	8,004
Deterra Royalties Ltd.	1,557	4,538
Dexus	3,930	32,086
Domain Holdings Australia Ltd.	840	3,609
Domino’s Pizza Enterprises Ltd.	216	21,977
Downer EDI Ltd.	2,228	10,543
Endeavour Group Ltd.	4,624	23,617
Evolution Mining Ltd.	5,966	16,266
Flight Centre Travel Group Ltd.(a)(b)	528	7,928
Fortescue Metals Group Ltd.	5,799	60,674
Glencore PLC	48,214	241,392
Goodman Group	6,614	108,794
GPT Group (The)	6,974	27,029
Harvey Norman Holdings Ltd.(b)	2,228	8,300
IDP Education Ltd.	648	18,227
IGO Ltd.	2,299	16,646
Iluka Resources Ltd.	1,557	10,993
Incitec Pivot Ltd.	7,141	16,037
Insurance Australia Group Ltd.	8,650	31,186
IOOF Holdings Ltd.	2,324	7,122
JB Hi-Fi Ltd.	408	15,473

	Shares	Value
Australia-(continued)
Lendlease Corp. Ltd.	2,468	$19,390
Macquarie Group Ltd.	1,197	177,862
Magellan Financial Group Ltd.	504	13,124
Medibank Pvt Ltd.	10,305	25,697
Metcash Ltd.(b)	3,522	10,767
Mineral Resources Ltd.	504	14,608
Mirvac Group	14,329	30,350
National Australia Bank Ltd.	11,776	253,939
Newcrest Mining Ltd.	2,972	55,561
NEXTDC Ltd.(a)	1,677	14,788
Northern Star Resources Ltd.	4,218	29,274
Nufarm Ltd.(a)	1,197	3,911
Oil Search Ltd.	7,741	24,943
Orica Ltd.	1,509	17,148
Origin Energy Ltd.	6,589	24,992
Orora Ltd.	3,187	7,899
OZ Minerals Ltd.	1,197	22,594
Perpetual Ltd.	168	4,752
Platinum Asset Management Ltd.	1,125	2,569
Pro Medicus Ltd.(b)	145	5,803
Qantas Airways Ltd.(a)	2,685	10,789
QBE Insurance Group Ltd.	5,417	48,133
Qube Holdings Ltd.	5,417	12,939
Ramsay Health Care Ltd.	647	34,221
REA Group Ltd.(b)	191	22,974
Reece Ltd.	982	14,670
Rio Tinto Ltd.	1,365	92,570
Rio Tinto PLC	3,954	247,177
Santos Ltd.	6,447	33,800
Scentre Group	18,931	42,942
SEEK Ltd.	1,293	31,757
Seven Group Holdings Ltd.	480	7,762
Shopping Centres Australasia Property Group	3,953	8,254
Sonic Healthcare Ltd.	1,748	52,556
South32 Ltd.	17,229	46,198
Star Entertainment Group Ltd. (The)(a)	3,092	8,500
Stockland	8,914	30,464
Suncorp Group Ltd.	4,697	41,347
Sydney Airport(a)	4,817	29,632
Tabcorp Holdings Ltd.	7,596	28,299
Telstra Corp. Ltd.	15,192	43,589
TPG Telecom Ltd.	1,365	6,920
Transurban Group	11,095	112,002
Treasury Wine Estates Ltd.	2,708	23,431
Vicinity Centres(b)	14,019	18,164
Washington H Soul Pattinson & Co. Ltd.	336	8,197
Wesfarmers Ltd.	4,122	177,248
Westpac Banking Corp	13,087	252,327
Whitehaven Coal Ltd.(a)	3,212	6,297
WiseTech Global Ltd.	312	11,970
Woodside Petroleum Ltd.	3,500	61,147
Woolworths Group Ltd.	4,218	120,643
Worley Ltd.	1,197	9,728

		5,382,171

Austria-0.30%
ams AG(a)(b)	934	18,491
ANDRITZ AG	241	13,660

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2021

	Shares	Value
Austria-(continued)
Erste Group Bank AG	1,031	$44,265
Mondi PLC	1,796	44,929
OMV AG	526	31,897
Raiffeisen Bank International AG	480	14,054
Telekom Austria AG(a)	504	4,363
Verbund AG	240	25,024
voestalpine AG	432	16,418

		213,101

Belgium-0.84%
Ackermans & van Haaren N.V.	72	12,390
Ageas S.A./N.V.	648	31,571
Anheuser-Busch InBev S.A./N.V.	2,970	181,372
D’Ieteren Group	73	12,579
Elia Group S.A./N.V.	120	14,012
Etablissements Franz Colruyt N.V.	192	9,430
Galapagos N.V.(a)	168	8,905
Groupe Bruxelles Lambert S.A.	383	44,434
KBC Group N.V.	1,006	93,787
Proximus SADP	504	9,498
Sofina S.A.	49	21,684
Solvay S.A., Class A	241	28,671
Telenet Group Holding N.V.	168	6,039
UCB S.A.	432	51,543
Umicore S.A.	744	42,688
Warehouses De Pauw C.V.A.	504	22,980

		591,583

Bermuda-0.00%
Brightoil Petroleum Holdings Ltd.(a)(c)	462	0

Brazil-0.04%
Yara International ASA	598	31,161

Cambodia-0.01%
NagaCorp Ltd.	4,692	4,313

Chile-0.04%
Antofagasta PLC(b)	1,271	24,836

China-0.88%
AAC Technologies Holdings, Inc.(b)	2,307	10,068
BeiGene Ltd.(a)	2,170	60,756
BOC Hong Kong Holdings Ltd.	13,114	41,640
Budweiser Brewing Co. APAC Ltd.(b)(d)	6,398	17,642
China Travel International Investment Hong Kong Ltd.(a)	9,198	1,336
Chow Tai Fook Jewellery Group Ltd.	5,709	11,684
ESR Cayman Ltd.(a)(d)	6,402	20,780
FIH Mobile Ltd.(a)	11,371	1,769
Kerry Logistics Network Ltd.(b)	2,263	5,498
Lee & Man Paper Manufacturing Ltd.	5,642	4,236
Lenovo Group Ltd.	27,428	29,829
MicroPort Scientific Corp.	1,819	8,582
Minth Group Ltd.	2,329	9,311
MMG Ltd.(a)	9,057	4,191
Nexteer Automotive Group Ltd.	3,389	4,182
Prosus N.V.	3,144	277,282
Shangri-La Asia Ltd.(a)	4,527	3,690
Shui On Land Ltd.	13,144	1,943
SITC International Holdings Co. Ltd.	4,545	15,395
Tingyi Cayman Islands Holding Corp.(b)	6,889	12,894
Towngas China Co. Ltd.	3,488	2,399

	Shares	Value
China-(continued)
Uni-President China Holdings Ltd.	4,548	$3,882
Want Want China Holdings Ltd.(b)	19,387	15,028
Wharf Holdings Ltd. (The)(b)	4,614	16,015
Wilmar International Ltd.	7,501	24,030
Xinyi Glass Holdings Ltd.(b)	6,912	19,503

		623,565

Denmark-2.41%
Ambu A/S, Class B(b)	624	17,793
AP Moller - Maersk A/S, Class A	15	41,115
AP Moller - Maersk A/S, Class B	19	54,960
Carlsberg A/S, Class B	359	59,281
Chr. Hansen Holding A/S	382	30,425
Coloplast A/S, Class B	480	78,328
Danske Bank A/S	2,397	40,607
Demant A/S(a)	384	18,619
DSV A/S	718	167,036
Genmab A/S(a)	216	96,906
GN Store Nord A/S	478	29,037
H Lundbeck A/S	216	6,011
Novo Nordisk A/S, Class B	5,691	623,515
Novozymes A/S, Class B	719	52,927
Orsted A/S(d)	694	98,027
Pandora A/S	359	50,184
Rockwool International A/S, Class B	24	10,976
Royal Unibrew A/S	169	20,990
SimCorp A/S	144	17,414
Tryg A/S	1,149	27,267
Vestas Wind Systems A/S	3,689	159,706

		1,701,124

Finland-1.28%
Elisa OYJ	528	31,883
Fortum OYJ	1,559	46,367
Huhtamaki OYJ	336	14,644
Kesko OYJ, Class B(b)	1,005	32,670
Kojamo OYJ	720	16,106
Kone OYJ, Class B	1,438	98,117
Metso Outotec OYJ	2,252	22,621
Neste OYJ	1,510	84,210
Nokia OYJ(a)	20,536	118,113
Nokian Renkaat OYJ	504	18,897
Nordea Bank Abp	12,941	158,356
Orion OYJ, Class B(b)	384	16,633
Sampo OYJ, Class A	1,845	98,216
Stora Enso OYJ, Class R	2,108	35,080
UPM-Kymmene OYJ	1,942	68,590
Valmet OYJ	480	19,497
Wartsila OYJ Abp	1,821	25,278

		905,278

France-9.55%
Accor S.A.(a)	671	24,002
Adevinta ASA, Class B(a)	840	13,808
Aeroports de Paris(a)(b)	96	12,765
Air Liquide S.A.	1,657	276,589
Airbus SE(a)	2,014	257,776
ALD S.A.(d)	288	4,286
Alstom S.A.	1,078	38,399
Amundi S.A.(d)	216	19,260
Arkema S.A.	240	32,829

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2021

	Shares	Value
France-(continued)
Atos SE	336	$17,490
AXA S.A.	7,021	204,426
BioMerieux	145	18,467
BNP Paribas S.A.	3,846	257,701
Bollore S.A.	3,689	21,388
Bouygues S.A.	768	31,107
Bureau Veritas S.A.	1,029	32,700
Capgemini SE	574	133,716
Carrefour S.A.	2,109	38,208
Cie de Saint-Gobain	1,726	118,966
Cie Generale des Etablissements Michelin S.C.A.	646	101,447
Cie Plastic Omnium S.A.	216	5,989
CNP Assurances	552	13,836
Covivio	191	16,533
Credit Agricole S.A.	4,505	67,983
Danone S.A.	2,182	142,291
Dassault Aviation S.A.	73	7,624
Dassault Systemes SE	2,420	141,092
Edenred	888	48,063
Eiffage S.A.	265	27,281
Electricite de France S.A.	1,917	28,241
ENGIE S.A.	6,040	85,947
EssilorLuxottica S.A.	1,048	216,970
Eurazeo SE	145	13,600
Faurecia SE	432	22,522
Gecina S.A.	191	26,756
Getlink SE	1,701	26,151
Hermes International	110	174,461
ICADE	120	9,415
Imerys S.A.	144	6,246
Ipsen S.A.	120	12,415
JCDecaux S.A.(a)	264	6,892
Kering S.A.	264	198,034
Klepierre S.A.	648	15,418
La Francaise des Jeux SAEM(d)	312	16,212
Legrand S.A.	960	104,697
L’Oreal S.A.	864	394,897
LVMH Moet Hennessy Louis Vuitton SE	894	700,619
Neoen S.A.(a)(d)	97	4,468
Orange S.A.	6,997	76,398
Orpea S.A.	168	17,537
Pernod Ricard S.A.	740	170,160
Publicis Groupe S.A.	792	53,104
Remy Cointreau S.A.(b)	95	19,195
Renault S.A.(a)	672	24,155
Rexel S.A.	1,125	22,341
Rubis S.C.A.	336	10,767
Safran S.A.	1,270	170,545
Sanofi	3,894	389,482
Sartorius Stedim Biotech	82	45,189
Schneider Electric SE	1,918	330,499
SCOR SE	576	19,397
SEB S.A.	119	18,633
Societe Generale S.A.	2,828	94,368
Sodexo S.A.(a)	312	30,329
SOITEC(a)	73	19,413
Suez S.A.	1,389	31,642
Teleperformance	215	89,845
Thales S.A.	360	33,187
TotalEnergies SE	8,677	435,498

	Shares	Value
France-(continued)
Ubisoft Entertainment S.A.(a)(b)	336	$17,587
Unibail-Rodamco-Westfield(a)	502	35,908
Valeo	888	26,030
Veolia Environnement S.A.	2,228	72,787
Vinci S.A.	1,798	192,198
Vivendi SE	2,709	34,908
Wendel SE	96	12,787
Worldline S.A.(a)(d)	887	51,714

		6,735,586

Germany-7.99%
1&1 AG	168	4,895
adidas AG	695	227,855
Allianz SE	1,487	346,145
Aroundtown S.A.	4,384	30,491
Auto1 Group SE(a)(d)	240	9,443
BASF SE	3,332	240,149
Bayer AG	3,496	196,907
Bayerische Motoren Werke AG	1,174	118,525
Bayerische Motoren Werke AG, Preference
Shares	216	18,398
Bechtle AG	288	21,597
Beiersdorf AG	360	38,286
Brenntag SE	574	54,629
Carl Zeiss Meditec AG, BR	121	24,358
Commerzbank AG(a)	3,905	28,542
Continental AG(a)	406	47,699
Covestro AG(d)	670	42,955
CTS Eventim AG & Co. KGaA(a)	216	15,713
Daimler AG	2,991	296,775
Deutsche Bank AG(a)	7,453	96,134
Deutsche Boerse AG	671	111,508
Deutsche Lufthansa AG(a)	2,181	14,417
Deutsche Post AG	3,483	215,723
Deutsche Telekom AG	11,499	213,954
Deutsche Wohnen SE	160	8,201
DWS Group GmbH & Co. KGaA(d)	120	5,197
E.ON SE	7,885	100,064
Evonik Industries AG	696	22,569
Evotec SE(a)	550	26,637
Fielmann AG	96	6,332
Fraport AG Frankfurt Airport Services Worldwide(a)	120	8,568
Fresenius Medical Care AG & Co. KGaA	742	49,340
Fresenius SE & Co. KGaA	1,485	67,478
Fuchs Petrolub SE	120	4,419
Fuchs Petrolub SE, Preference Shares	264	12,661
GEA Group AG	600	29,572
Hannover Rueck SE	216	39,495
HeidelbergCement AG	550	41,461
Hella GmbH & Co. KGaA	168	11,665
HelloFresh SE(a)	599	48,524
Henkel AG & Co. KGaA	360	30,038
Henkel AG & Co. KGaA, Preference Shares	647	57,938
HOCHTIEF AG	72	5,558
Infineon Technologies AG	4,745	221,815
KION Group AG	288	31,462
Knorr-Bremse AG	240	25,313
LANXESS AG	312	21,035
LEG Immobilien SE	264	39,304

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2021

	Shares	Value
Germany-(continued)
Merck KGaA	455	$107,521
METRO AG	480	6,071
MTU Aero Engines AG	192	42,739
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	504	149,430
Nemetschek SE	192	22,041
Porsche Automobil Holding SE, Preference Shares	552	57,377
ProSiebenSat.1 Media SE	576	9,655
Puma SE	360	44,702
Rational AG	1	995
Rheinmetall AG	167	16,203
RWE AG	2,300	88,554
SAP SE	3,978	576,916
Sartorius AG	1	615
Sartorius AG, Preference Shares	84	54,476
Scout24 SE(d)	312	21,736
Siemens AG	2,688	436,368
Siemens Energy AG(a)	1,558	44,750
Siemens Healthineers AG(d)	1,007	66,961
Symrise AG	456	63,087
Talanx AG	192	9,243
TeamViewer AG(a)(d)	576	8,599
Telefonica Deutschland Holding AG	2,492	6,497
thyssenkrupp AG(a)	1,725	17,950
Traton SE	192	4,955
TUI AG(a)(b)	2,683	9,021
Uniper SE	313	13,840
United Internet AG	384	14,167
Vantage Towers AG	241	8,294
Varta AG(b)	48	7,388
Vitesco Technologies Group AG(a)	72	4,133
Volkswagen AG	119	38,670
Volkswagen AG, Preference Shares	670	150,280
Vonovia SE	2,062	125,183
Wacker Chemie AG	48	8,663
Zalando SE(a)(d)	791	74,677

		5,641,501

Hong Kong-2.41%
AIA Group Ltd.	43,426	490,416
ASM Pacific Technology Ltd.	1,141	12,328
Bank of East Asia Ltd. (The)	4,566	7,513
Cafe de Coral Holdings Ltd.	2,159	3,941
Cathay Pacific Airways Ltd.(a)	3,377	3,113
Champion REIT(b)	7,931	4,170
CK Asset Holdings Ltd.	7,388	45,635
CK Hutchison Holdings Ltd.	9,705	65,311
CK Infrastructure Holdings Ltd.	2,296	13,843
CLP Holdings Ltd.	5,739	56,180
Dah Sing Banking Group Ltd.	1,374	1,318
Dah Sing Financial Holdings Ltd.	469	1,462
Dairy Farm International Holdings Ltd.	1,149	4,102
Guotai Junan International Holdings Ltd.	9,111	1,323
Haitong International Securities Group Ltd.	9,069	2,087
Hang Lung Group Ltd.	3,416	8,001
Hang Lung Properties Ltd.	6,912	16,047
Hang Seng Bank Ltd.(b)	2,626	49,961
Henderson Land Development Co. Ltd.(b)	4,584	19,210
Hong Kong & China Gas Co. Ltd. (The)	39,892	62,050

	Shares	Value
Hong Kong-(continued)
Hong Kong Exchanges & Clearing Ltd.	4,526	$273,920
Hongkong Land Holdings Ltd.	4,217	23,236
Huabao International Holdings Ltd.	3,425	6,437
Hutchison Port Holdings Trust, Class U	18,738	4,029
Hutchison Telecommunications Hong Kong Holdings Ltd.	4,614	735
Hysan Development Co. Ltd.	2,296	7,984
Jardine Matheson Holdings Ltd.	744	43,100
Johnson Electric Holdings Ltd., H Shares	1,162	2,581
Kerry Properties Ltd.	2,284	6,445
Lifestyle International Holdings Ltd.(a)	1,713	898
Link REIT	7,536	66,844
Man Wah Holdings Ltd.	4,101	6,379
Mapletree North Asia Commercial Trust(d)	7,741	5,855
Melco International Development Ltd.(a)(b)	3,380	4,414
MTR Corp. Ltd.	5,147	28,054
New World Development Co. Ltd.	5,656	24,539
NWS Holdings Ltd.	5,665	5,637
PCCW Ltd.	15,985	8,240
Power Assets Holdings Ltd.	5,123	31,249
Shun Tak Holdings Ltd.(a)	6,883	1,885
Sino Land Co. Ltd.(b)	11,416	14,998
Sun Hung Kai Properties Ltd.	5,139	68,374
Swire Pacific Ltd., Class A	1,740	10,949
Swire Pacific Ltd., Class B	2,940	3,092
Swire Properties Ltd.	4,103	10,997
Techtronic Industries Co. Ltd.	4,562	93,890
United Energy Group Ltd.	27,446	2,434
Vinda International Holdings Ltd.(b)	1,117	3,080
Vitasoy International Holdings Ltd.(b)	2,362	5,684
VTech Holdings Ltd.(b)	575	4,424
WH Group Ltd.	30,789	21,610
Wharf Real Estate Investment Co. Ltd.(b)	5,738	32,382
Yue Yuen Industrial Holdings Ltd.(a)	2,844	6,062

		1,698,448

Indonesia-0.01%
First Pacific Co. Ltd.	9,111	3,642
Golden Agri-Resources Ltd.	23,005	4,521

		8,163

Ireland-0.65%
AIB Group PLC(a)	2,877	7,804
CRH PLC	2,853	137,111
Flutter Entertainment PLC(a)	600	113,457
Glanbia PLC	719	11,757
Kerry Group PLC, Class A	552	74,165
Kingspan Group PLC	551	63,535
Smurfit Kappa Group PLC	936	49,204

		457,033

Israel-0.59%
Airport City Ltd.(a)	264	5,041
Alony Hetz Properties & Investments Ltd.	384	6,275
Amot Investments Ltd.	504	3,849
Ashtrom Group Ltd.	143	3,348
Azrieli Group Ltd.	144	13,475
Bank Hapoalim BM	4,314	42,500
Bank Leumi Le-Israel BM	5,271	50,375
Bezeq The Israeli Telecommunication Corp. Ltd.(a)	7,621	9,562

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2021

	Shares	Value
Israel-(continued)
Big Shopping Centers Ltd.	25	$3,752
Elbit Systems Ltd.	95	14,987
Electra Ltd.	1	659
Energix-Renewable Energies Ltd.	672	3,161
Enlight Renewable Energy Ltd.(a)	3,284	8,114
Fattal Holdings 1998 Ltd.(a)	2	215
First International Bank of Israel Ltd.	192	7,700
Gav-Yam Lands Corp. Ltd.	359	4,278
Gazit-Globe Ltd., (Acquired 09/19/2017 - 10/26/2021; Cost $2,490)(e)	312	2,535
Harel Insurance Investments & Financial Services Ltd.	408	4,561
ICL Group Ltd.	2,588	22,176
Israel Corp. Ltd. (The)(a)	2	738
Israel Discount Bank Ltd., Class A(a)	4,361	26,358
Maytronics Ltd.	167	3,950
Melisron Ltd.(a)(b)	72	6,096
Mivne Real Estate KD Ltd.	2,516	9,181
Mizrahi Tefahot Bank Ltd.	480	17,471
Nice Ltd.(a)	214	60,346
Nova Ltd.(a)	97	10,294
OPC Energy Ltd.(a)	264	2,758
Paz Oil Co. Ltd.(a)	25	3,185
Phoenix Holdings Ltd. (The)	456	5,759
Sapiens International Corp. N.V.	96	3,321
Shapir Engineering and Industry Ltd.	408	3,342
Shikun & Binui Ltd.(a)	766	4,564
Shufersal Ltd.	408	3,381
Strauss Group Ltd.	144	4,239
Teva Pharmaceutical Industries Ltd.(a)	3,594	31,764
Tower Semiconductor Ltd.(a)	384	12,492

		415,802

Italy-2.06%
A2A S.p.A.	5,774	12,148
Amplifon S.p.A.	456	23,193
Assicurazioni Generali S.p.A.	4,674	101,960
Atlantia S.p.A.(a)	1,821	35,203
Banca Mediolanum S.p.A.	936	9,430
Buzzi Unicem S.p.A.	360	8,403
Davide Campari-Milano N.V.	1,798	25,551
De Longhi S.p.A.	263	10,287
DiaSorin S.p.A.	73	16,503
Enel S.p.A.	27,684	231,822
Eni S.p.A.	9,106	130,712
Ferrari N.V.	423	100,351
FinecoBank Banca Fineco S.p.A.(a)	2,228	42,582
Hera S.p.A.	2,876	11,772
Infrastrutture Wireless Italiane S.p.A.(d)	1,293	14,299
Interpump Group S.p.A.	288	21,247
Intesa Sanpaolo S.p.A.	60,532	172,150
Italgas S.p.A.	1,821	11,569
Leonardo S.p.A.(a)	1,461	10,716
Mediobanca Banca di Credito Finanziario S.p.A.(a)	2,539	30,308
Moncler S.p.A.	790	56,792
Nexi S.p.A.(a)(d)	2,134	37,105
Pirelli & C S.p.A.(d)	1,749	10,752
Poste Italiane S.p.A.(d)	1,701	24,291
PRADA S.p.A.	1,943	12,189

	Shares	Value
Italy-(continued)
Prysmian S.p.A.	959	$36,291
Recordati Industria Chimica e Farmaceutica S.p.A.	360	22,547
Reply S.p.A.	73	14,167
Snam S.p.A.	8,170	46,300
Telecom Italia S.p.A.	39,779	14,183
Telecom Italia S.p.A., RSP	22,572	8,581
Terna Rete Elettrica Nazionale S.p.A.	5,177	38,595
UniCredit S.p.A.	7,909	104,560
UnipolSai Assicurazioni S.p.A.	1,557	4,512

		1,451,071

Japan-22.89%
ABC-Mart, Inc.	96	4,588
Acom Co. Ltd.	1,461	4,856
Activia Properties, Inc.	2	8,191
Advance Residence Investment Corp.	1	3,280
Advantest Corp.	718	58,750
Aeon Co. Ltd.	2,563	58,846
AEON Financial Service Co. Ltd.	432	5,463
Aeon Mall Co. Ltd.	456	6,647
AEON REIT Investment Corp.	1	1,351
AGC, Inc.	672	33,416
Aica Kogyo Co. Ltd.	192	5,868
Ain Holdings, Inc.	96	5,649
Air Water, Inc.(b)	576	8,800
Aisin Corp.	624	22,793
Ajinomoto Co., Inc.	1,774	52,991
Alfresa Holdings Corp.	672	9,430
Alps Alpine Co. Ltd.	720	7,009
Amada Co. Ltd.	1,126	11,080
Amano Corp.	240	5,912
ANA Holdings, Inc.(a)	432	10,051
Anritsu Corp.(b)	504	8,332
Aozora Bank Ltd.	432	9,873
Ariake Japan Co. Ltd.	72	4,673
As One Corp.	48	6,550
Asahi Group Holdings Ltd.	1,533	69,333
Asahi Intecc Co. Ltd.	696	18,306
Asahi Kasei Corp.	4,504	47,262
Asics Corp.	623	15,473
ASKUL Corp.	144	1,952
Astellas Pharma, Inc.	6,735	113,230
Azbil Corp.	480	20,417
Bandai Namco Holdings, Inc.	718	54,701
Bank of Kyoto Ltd. (The)(b)	264	11,854
BayCurrent Consulting, Inc.	48	19,743
Benefit One, Inc.	216	10,892
Benesse Holdings, Inc.	264	6,020
Bic Camera, Inc.	576	4,956
Bridgestone Corp.	2,086	91,819
Brother Industries Ltd.	862	16,616
Calbee, Inc.	288	7,413
Canon Marketing Japan, Inc.	168	3,318
Canon, Inc.(b)	3,619	81,187
Capcom Co. Ltd.	672	18,034
Casio Computer Co. Ltd.	768	10,817
Central Japan Railway Co.	670	99,303
Chiba Bank Ltd. (The)	2,206	13,659
Chubu Electric Power Co., Inc.	2,540	26,263

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2021

	Shares	Value
Japan-(continued)
Chugai Pharmaceutical Co. Ltd.	2,371	$88,311
Chugoku Bank Ltd. (The)	648	4,694
Chugoku Electric Power Co., Inc. (The)	1,125	9,324
Coca-Cola Bottlers Japan Holdings, Inc.	552	7,571
COMSYS Holdings Corp.	407	10,066
Concordia Financial Group Ltd.	4,169	16,563
Cosmo Energy Holdings Co. Ltd.	240	4,911
Cosmos Pharmaceutical Corp.	48	7,312
Credit Saison Co. Ltd.	600	7,319
CyberAgent, Inc.	1,391	23,178
Dai Nippon Printing Co. Ltd.	982	24,200
Daicel Corp.	936	7,010
Daido Steel Co. Ltd.	144	5,512
Daifuku Co. Ltd.	358	32,809
Dai-ichi Life Holdings, Inc.	3,787	79,759
Daiichi Sankyo Co. Ltd.	6,853	172,309
Daiichikosho Co. Ltd.	144	5,216
Daikin Industries Ltd.	959	209,336
Daio Paper Corp.	287	5,031
Daito Trust Construction Co. Ltd.	239	29,596
Daiwa House Industry Co. Ltd.	2,325	76,484
Daiwa House REIT Investment Corp.	8	22,942
Daiwa Office Investment Corp.	1	6,446
Daiwa Securities Group, Inc.	5,441	30,477
DeNA Co. Ltd.	313	5,778
Denka Co. Ltd.	312	10,206
Denso Corp.	1,654	119,279
Dentsu Group, Inc.	790	28,891
DIC Corp.	312	8,250
Disco Corp.	96	25,763
DMG Mori Co. Ltd.	384	6,584
Dowa Holdings Co. Ltd.	168	6,991
East Japan Railway Co	1,317	81,867
Ebara Corp.	336	18,270
Eisai Co. Ltd.	959	67,511
Elecom Co. Ltd.	167	2,548
Electric Power Development Co. Ltd.	624	8,220
ENEOS Holdings, Inc.	10,879	43,850
EXEO Group, Inc.	336	7,744
Ezaki Glico Co. Ltd.	192	6,954
Fancl Corp.	240	7,241
FANUC Corp.	695	135,983
Fast Retailing Co. Ltd.	180	119,200
Food & Life Cos. Ltd.	384	16,586
FP Corp.	167	5,661
Fuji Electric Co. Ltd.	432	21,027
Fuji Kyuko Co. Ltd.	1	40
Fuji Media Holdings, Inc.	168	1,742
Fuji Oil Holdings, Inc.	168	3,938
FUJIFILM Holdings Corp.	1,293	99,800
Fujitsu General Ltd.	216	5,297
Fujitsu Ltd.	656	112,905
Fukuoka Financial Group, Inc.	552	9,910
Fukuyama Transporting Co. Ltd.	120	4,767
Furukawa Electric Co. Ltd.	240	5,235
Fuyo General Lease Co. Ltd.	72	4,666
GLP J-REIT	15	24,455
GMO internet, Inc.	216	5,939
GMO Payment Gateway, Inc.	144	18,236
GOLDWIN, Inc.	121	7,290

	Shares	Value
Japan-(continued)
GS Yuasa Corp.	288	$6,249
GungHo Online Entertainment, Inc.	120	2,246
H.U. Group Holdings, Inc.	192	4,723
Hachijuni Bank Ltd. (The)	1,581	5,283
Hakuhodo DY Holdings, Inc.	863	14,062
Hamamatsu Photonics K.K.	456	26,954
Hankyu Hanshin Holdings, Inc.	791	24,453
Haseko Corp.	935	12,144
Heiwa Corp.	192	3,415
Hikari Tsushin, Inc.	72	11,082
Hino Motors Ltd.	1,029	9,710
Hirogin Holdings, Inc.	1,125	6,186
Hirose Electric Co. Ltd.	120	19,985
Hisamitsu Pharmaceutical Co., Inc.	264	8,960
Hitachi Construction Machinery Co. Ltd.	408	12,971
Hitachi Ltd.	3,356	192,898
Hitachi Metals Ltd.(a)	693	13,109
Hitachi Transport System Ltd.	119	4,675
Honda Motor Co. Ltd.	6,229	182,950
Horiba Ltd.	144	9,396
Hoshizaki Corp.	192	16,098
House Foods Group, Inc.	264	7,559
Hoya Corp.	1,295	189,948
Hulic Co. Ltd.	1,365	13,084
Ibiden Co. Ltd.	384	22,934
Ichigo, Inc.	768	2,290
Idemitsu Kosan Co. Ltd.	840	22,948
IHI Corp.	456	10,614
Iida Group Holdings Co. Ltd.	528	12,979
Industrial & Infrastructure Fund Investment Corp.	1	1,829
Information Services International-Dentsu Ltd.	73	2,545
INFRONEER Holdings, Inc.	504	4,173
Inpex Corp.	3,308	27,619
Internet Initiative Japan, Inc.	192	6,676
IR Japan Holdings Ltd.	25	2,304
Isetan Mitsukoshi Holdings Ltd.	1,270	9,244
Isuzu Motors Ltd.	1,917	25,706
Ito En Ltd.	193	12,830
ITOCHU Corp.	4,935	140,314
Itochu Techno-Solutions Corp.	358	11,271
Itoham Yonekyu Holdings, Inc.	504	3,063
Iwatani Corp.	169	9,930
Iyo Bank Ltd. (The)	1,053	5,144
Izumi Co. Ltd.	144	4,351
J. Front Retailing Co. Ltd.	936	8,627
Japan Airlines Co. Ltd.(a)	456	9,802
Japan Airport Terminal Co. Ltd.(a)	168	8,295
Japan Aviation Electronics Industry Ltd.	168	2,774
Japan Exchange Group, Inc.	1,918	45,307
Japan Hotel REIT Investment Corp.	2	1,207
Japan Logistics Fund, Inc.	3	8,959
Japan Metropolitan Fund Investment Corp.	24	21,995
Japan Post Bank Co. Ltd.	1,485	11,578
Japan Post Holdings Co. Ltd.	8,156	62,587
Japan Post Insurance Co. Ltd.	720	11,682
Japan Prime Realty Investment Corp.	3	10,984
Japan Real Estate Investment Corp.	4	24,486
Japan Tobacco, Inc.	4,313	84,558
JCR Pharmaceuticals Co. Ltd.	192	4,713
Jeol Ltd.	145	10,936

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2021

	Shares	Value
Japan-(continued)
JFE Holdings, Inc.	1,869	$28,570
JGC Holdings Corp.	816	7,629
JSR Corp.	648	23,357
JTEKT Corp.	864	7,600
JustSystems Corp.	120	6,167
Kadokawa Corp.	145	7,668
Kagome Co. Ltd.	288	7,299
Kajima Corp.	1,605	19,706
Kakaku.com, Inc.	478	15,783
Kaken Pharmaceutical Co. Ltd.	120	4,725
Kamigumi Co. Ltd.	384	7,702
Kandenko Co. Ltd.	384	2,970
Kaneka Corp.	216	8,269
Kansai Electric Power Co., Inc. (The)	2,637	24,237
Kansai Paint Co. Ltd.	696	16,072
Kao Corp.	1,678	94,639
Kawasaki Heavy Industries Ltd.	552	11,163
Kawasaki Kisen Kaisha Ltd.(a)	289	13,889
KDDI Corp.	6,111	189,078
Keihan Holdings Co. Ltd.	360	9,434
Keikyu Corp.	936	10,524
Keio Corp.	430	21,646
Keisei Electric Railway Co. Ltd.	503	16,123
Kenedix Office Investment Corp.	1	6,323
Kewpie Corp.	383	8,381
Keyence Corp.	648	389,340
Kikkoman Corp.	670	54,763
Kinden Corp.	454	7,430
Kintetsu Group Holdings Co. Ltd.(a)	672	21,069
Kirin Holdings Co. Ltd.(b)	2,780	48,298
Kobayashi Pharmaceutical Co. Ltd.(b)	216	17,257
Kobe Bussan Co. Ltd.	167	5,734
Kobe Steel Ltd.	1,149	6,751
Koei Tecmo Holdings Co. Ltd.	287	13,290
Koito Manufacturing Co. Ltd.	408	23,043
KOKUYO Co. Ltd.	312	4,728
Komatsu Ltd.	3,331	86,660
Konami Holdings Corp.	336	18,446
Konica Minolta, Inc.	1,749	8,620
Kose Corp.	96	11,105
Kotobuki Spirits Co. Ltd.	72	4,799
K’s Holdings Corp.	624	6,425
Kubota Corp.	3,955	84,025
Kuraray Co. Ltd.	1,247	11,264
Kurita Water Industries Ltd.	406	19,940
Kusuri no Aoki Holdings Co. Ltd.	48	3,187
Kyocera Corp.	1,125	65,660
Kyowa Kirin Co. Ltd.	910	29,848
Kyudenko Corp.	144	4,559
Kyushu Electric Power Co., Inc.	1,773	12,486
Kyushu Financial Group, Inc.	1,485	4,988
Kyushu Railway Co.	600	13,397
LaSalle Logiport REIT	1	1,663
Lasertec Corp.	265	58,171
Lawson, Inc.	168	8,118
Lintec Corp.	192	4,280
Lion Corp.	911	15,140
Lixil Corp.	958	24,566
M3, Inc.	1,534	90,244
Mabuchi Motor Co. Ltd.	192	6,601

	Shares	Value
Japan-(continued)
Makita Corp.	887	$40,941
Mani, Inc.	216	3,675
Marubeni Corp.	5,702	48,066
Marui Group Co. Ltd.	742	14,505
Maruichi Steel Tube Ltd.	240	5,441
Maruwa Unyu Kikan Co. Ltd.	167	2,332
Matsui Securities Co. Ltd.	384	2,751
MatsukiyoCocokara & Co.	288	12,705
Mazda Motor Corp.(a)	2,084	18,624
Mebuki Financial Group, Inc.	3,451	7,052
Medipal Holdings Corp.	527	9,498
MEIJI Holdings Co. Ltd.	480	30,267
Menicon Co. Ltd.	169	6,344
MINEBEA MITSUMI, Inc.	1,485	37,442
MISUMI Group, Inc.	1,007	42,037
Mitsubishi Chemical Holdings Corp.	4,626	38,245
Mitsubishi Corp.	4,360	138,113
Mitsubishi Electric Corp.	7,188	96,134
Mitsubishi Estate Co. Ltd.	4,145	62,816
Mitsubishi Gas Chemical Co., Inc.	648	13,031
Mitsubishi HC Capital, Inc.	2,371	11,852
Mitsubishi Heavy Industries Ltd.	1,053	26,864
Mitsubishi Logistics Corp.	217	6,052
Mitsubishi Materials Corp.	480	9,286
Mitsubishi Motors Corp.(a)	2,420	7,704
Mitsubishi Shokuhin Co. Ltd.	48	1,231
Mitsubishi UFJ Financial Group, Inc.	45,121	246,330
Mitsui & Co. Ltd.	5,799	131,822
Mitsui Chemicals, Inc.	646	19,149
Mitsui Fudosan Co. Ltd.	3,354	76,434
Mitsui Fudosan Logistics Park, Inc.	2	10,629
Mitsui Mining & Smelting Co. Ltd.	216	6,175
Mitsui OSK Lines Ltd.	408	25,620
Miura Co. Ltd.	359	13,743
Mizuho Financial Group, Inc.	9,227	121,786
MonotaRO Co. Ltd.	864	19,549
Mori Hills REIT Investment Corp.	1	1,354
Morinaga & Co. Ltd.	144	5,077
Morinaga Milk Industry Co. Ltd.	144	8,436
MS&AD Insurance Group Holdings, Inc.	1,630	52,692
Murata Manufacturing Co. Ltd.	2,062	156,479
Nabtesco Corp.	408	13,203
Nagase & Co. Ltd.	408	6,877
Nagoya Railroad Co. Ltd.(a)	696	11,463
Nankai Electric Railway Co. Ltd.	408	8,069
NEC Corp.	958	48,898
NEC Networks & System Integration Corp.	264	4,235
NET One Systems Co. Ltd.	312	10,193
Nexon Co. Ltd.	1,487	25,182
NGK Insulators Ltd.	934	15,498
NGK Spark Plug Co. Ltd.	720	11,442
NH Foods Ltd.	359	12,609
NHK Spring Co. Ltd.	624	4,690
Nichirei Corp.	408	9,947
Nidec Corp.	1,678	184,981
Nifco, Inc.	289	9,188
Nihon Kohden Corp.	264	8,393
Nihon M&A Center Holdings, Inc.	936	28,607
Nihon Unisys Ltd.	240	6,714
Nikon Corp.	1,174	12,860

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2021

	Shares	Value
Japan-(continued)
Nintendo Co. Ltd.	384	$169,058
Nippo Corp.	192	6,777
Nippon Accommodations Fund, Inc.	2	11,138
Nippon Building Fund, Inc.	5	32,449
Nippon Electric Glass Co. Ltd.	312	7,941
Nippon Express Co. Ltd.	241	15,049
Nippon Kayaku Co. Ltd.	648	6,814
Nippon Paint Holdings Co. Ltd.(b)	2,901	31,014
Nippon Prologis REIT, Inc.	8	26,696
Nippon Sanso Holdings Corp.(b)	526	12,386
Nippon Shinyaku Co. Ltd.	192	15,340
Nippon Shokubai Co. Ltd.	120	6,251
Nippon Steel Corp.	2,971	52,085
Nippon Telegraph & Telephone Corp.	4,408	123,242
Nippon Television Holdings, Inc.	96	1,036
Nippon Yusen K.K.	576	41,321
Nipro Corp.	456	4,623
Nishi-Nippon Railroad Co. Ltd.	288	7,065
Nissan Chemical Corp.	480	26,647
Nissan Motor Co. Ltd.(a)	7,021	35,553
Nisshin Seifun Group, Inc.	934	14,736
Nissin Foods Holdings Co. Ltd.	241	18,409
Nitori Holdings Co. Ltd.	264	48,285
Nitto Denko Corp.	528	41,119
Noevir Holdings Co. Ltd.	48	2,341
NOF Corp.	240	12,018
NOK Corp.	432	4,978
Nomura Holdings, Inc.	11,094	53,512
Nomura Real Estate Holdings, Inc.	407	9,884
Nomura Real Estate Master Fund, Inc.	16	23,953
Nomura Research Institute Ltd.	935	37,228
NS Solutions Corp.	120	4,020
NSK Ltd.	1,605	10,768
NTT Data Corp.	2,299	46,030
Obayashi Corp.	2,444	20,534
OBIC Business Consultants Co. Ltd.	48	2,362
Obic Co. Ltd.	240	44,180
Odakyu Electric Railway Co. Ltd.	1,125	24,301
Oji Holdings Corp.	3,210	15,878
OKUMA Corp.	97	4,611
Olympus Corp.	3,713	80,121
Omron Corp.	672	64,062
Ono Pharmaceutical Co. Ltd.	1,558	32,595
Open House Co. Ltd.	240	15,197
Oracle Corp.	120	11,313
Orient Corp.	2,204	3,015
Oriental Land Co. Ltd.	672	105,728
ORIX Corp.	4,434	87,688
ORIX JREIT, Inc.	10	16,567
Osaka Gas Co. Ltd.	1,437	23,138
OSG Corp.	264	4,385
Otsuka Corp.(b)	382	18,761
Otsuka Holdings Co. Ltd.(b)	1,533	60,419
Paltac Corp.	120	5,304
Pan Pacific International Holdings Corp.	1,535	32,120
Panasonic Corp.	7,763	94,804
Park24 Co. Ltd.(a)	408	6,230
Penta-Ocean Construction Co. Ltd.	1,077	7,396
PeptiDream, Inc.(a)	312	7,533
Persol Holdings Co. Ltd.	600	16,049

	Shares	Value
Japan-(continued)
Pigeon Corp.	408	$9,436
Pola Orbis Holdings, Inc.	288	6,138
Rakus Co. Ltd.	358	11,287
Rakuten Group, Inc.	2,947	32,307
Recruit Holdings Co. Ltd.	4,772	316,892
Relo Group, Inc.	384	7,938
Renesas Electronics Corp.(a)	3,498	43,010
Rengo Co. Ltd.	792	5,994
RENOVA, Inc.(a)	167	7,323
Resona Holdings, Inc.	7,909	29,687
Resorttrust, Inc.	240	4,241
Ricoh Co. Ltd.	2,348	22,775
Rinnai Corp.	121	12,373
Rohm Co. Ltd.	289	26,308
Rohto Pharmaceutical Co. Ltd.	360	10,971
Ryohin Keikaku Co. Ltd.	864	16,958
Sankyo Co. Ltd.	167	4,041
Sankyu, Inc.	192	8,638
Sansan, Inc.(a)	72	8,303
Santen Pharmaceutical Co. Ltd.	1,294	18,169
Sanwa Holdings Corp.	744	8,639
Sapporo Holdings Ltd.	240	5,199
Sawai Group Holdings Co. Ltd.	144	6,340
SBI Holdings, Inc.	864	22,292
SCREEN Holdings Co. Ltd.	144	13,349
SCSK Corp.	456	9,198
Secom Co. Ltd.	696	47,238
Sega Sammy Holdings, Inc.	744	10,531
Seibu Holdings, Inc.(a)	744	8,104
Seiko Epson Corp.	983	17,466
Seino Holdings Co. Ltd.	552	6,666
Sekisui Chemical Co. Ltd.	1,246	20,380
Sekisui House Ltd.	2,084	43,160
Sekisui House Reit, Inc.(b)	2	1,512
Seven & i Holdings Co. Ltd.	2,803	117,553
Seven Bank Ltd.	2,540	5,368
SG Holdings Co. Ltd.	1,534	38,342
Sharp Corp.	552	6,492
SHIFT, Inc.(a)	47	10,779
Shikoku Electric Power Co., Inc.	576	3,748
Shimadzu Corp.	1,005	40,676
Shimamura Co. Ltd.	72	6,074
Shimano, Inc.	287	79,487
Shimizu Corp.	1,965	14,355
Shin-Etsu Chemical Co. Ltd.	1,439	255,619
Shinko Electric Industries Co. Ltd.	240	9,598
Shinsei Bank Ltd.	624	10,316
Shionogi & Co. Ltd.	983	63,855
Ship Healthcare Holdings, Inc.	288	7,544
Shiseido Co. Ltd.	1,414	93,936
Shizuoka Bank Ltd. (The)	1,821	14,645
SHO-BOND Holdings Co. Ltd.	168	7,013
Shochiku Co. Ltd.(a)	25	2,717
Showa Denko K.K.	552	13,850
Skylark Holdings Co. Ltd.(a)	720	9,743
SMC Corp.	200	119,167
SMS Co. Ltd.	168	6,512
Softbank Corp.	9,897	134,926
SoftBank Group Corp.	4,782	258,507
Sohgo Security Services Co. Ltd.	240	10,229

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2021

	Shares	Value
Japan-(continued)
Sojitz Corp.	792	$13,023
Sompo Holdings, Inc.	1,198	51,986
Sony Group Corp.	4,444	512,117
Sotetsu Holdings, Inc.	288	5,552
Square Enix Holdings Co. Ltd.	288	15,736
Stanley Electric Co. Ltd.	527	13,246
Subaru Corp.	2,206	43,104
Sugi Holdings Co. Ltd.	120	8,588
SUMCO Corp.	816	15,486
Sumitomo Bakelite Co. Ltd.	120	5,378
Sumitomo Chemical Co. Ltd.	5,487	26,948
Sumitomo Corp.	4,074	57,774
Sumitomo Dainippon Pharma Co. Ltd.	624	8,794
Sumitomo Electric Industries Ltd.	2,732	36,095
Sumitomo Forestry Co. Ltd.	504	9,592
Sumitomo Heavy Industries Ltd.	432	11,101
Sumitomo Metal Mining Co. Ltd.	862	33,437
Sumitomo Mitsui Financial Group, Inc.	4,721	154,061
Sumitomo Mitsui Trust Holdings, Inc.	1,319	43,425
Sumitomo Realty & Development Co. Ltd.	1,438	51,832
Sumitomo Rubber Industries Ltd.	672	8,257
Sundrug Co. Ltd.	240	7,020
Suntory Beverage & Food Ltd.	455	17,617
Suzuken Co. Ltd.	288	7,981
Suzuki Motor Corp.	1,605	71,435
Sysmex Corp.	694	85,635
T&D Holdings, Inc.	1,940	24,874
Taiheiyo Cement Corp.	430	9,092
Taisei Corp.	552	17,283
Taisho Pharmaceutical Holdings Co. Ltd.	168	8,988
Taiyo Yuden Co. Ltd.	432	21,785
Takara Bio, Inc.	168	4,364
Takara Holdings, Inc.	672	9,176
Takashimaya Co. Ltd.	552	5,098
Takeda Pharmaceutical Co. Ltd.	5,582	156,800
TBS Holdings, Inc.	144	2,273
TDK Corp.	1,317	47,702
TechnoPro Holdings, Inc.	384	12,208
Teijin Ltd.	672	9,011
Terumo Corp.	2,396	105,443
THK Co. Ltd.	432	9,256
TIS, Inc.	864	23,452
Tobu Railway Co. Ltd.	742	18,422
Toda Corp.	888	5,584
Toho Co. Ltd.	407	19,096
Toho Gas Co. Ltd.	336	9,930
Tohoku Electric Power Co., Inc.	1,724	11,173
Tokai Carbon Co. Ltd.	744	9,709
Tokai Rika Co. Ltd.	192	2,677
Tokio Marine Holdings, Inc.	2,348	123,511
Tokuyama Corp.	264	4,512
Tokyo Century Corp.	217	12,370
Tokyo Electric Power Co. Holdings, Inc.(a)	5,656	15,625
Tokyo Electron Ltd.	528	244,725
Tokyo Gas Co. Ltd.	1,534	26,624
Tokyo Ohka Kogyo Co. Ltd.	143	9,042
Tokyo Tatemono Co. Ltd.	719	10,530
Tokyu Corp.	1,774	24,924
Tokyu Fudosan Holdings Corp.	2,300	13,293
Toppan, Inc.	1,005	16,156

	Shares	Value
Japan-(continued)
Toray Industries, Inc.	5,511	$34,262
Toshiba Corp.	1,581	68,079
Toshiba TEC Corp.	96	3,763
Tosoh Corp.	1,007	16,947
TOTO Ltd.	527	25,420
Toyo Seikan Group Holdings Ltd.	528	6,242
Toyo Suisan Kaisha Ltd.	336	14,468
Toyo Tire Corp.	384	6,358
Toyoda Gosei Co. Ltd.	288	5,862
Toyota Boshoku Corp.	240	4,593
Toyota Industries Corp.	576	48,798
Toyota Motor Corp.	44,233	778,369
Toyota Tsusho Corp.	814	35,194
Trend Micro, Inc.	430	24,248
TS Tech Co. Ltd.	384	5,122
Tsumura & Co.	240	7,451
Tsuruha Holdings, Inc.	121	14,909
TV Asahi Holdings Corp.	72	1,089
Ube Industries Ltd.	359	6,675
Ulvac, Inc.	169	9,426
Unicharm Corp.	1,414	56,944
United Urban Investment Corp.	1	1,245
Ushio, Inc.	407	7,257
USS Co. Ltd.	767	12,310
Welcia Holdings Co. Ltd.	360	13,434
West Japan Railway Co.	839	39,461
Yakult Honsha Co. Ltd.	456	22,955
Yamada Holdings Co. Ltd.	2,828	10,789
Yamaguchi Financial Group, Inc.	864	4,819
Yamaha Corp.	574	36,144
Yamaha Motor Co. Ltd.	1,077	29,894
Yamato Holdings Co. Ltd.	1,221	29,951
Yamato Kogyo Co. Ltd.	120	4,015
Yamazaki Baking Co. Ltd.	480	7,283
Yaoko Co. Ltd.	72	4,275
Yaskawa Electric Corp.	935	40,344
Yokogawa Electric Corp.	912	18,172
Yokohama Rubber Co. Ltd. (The)	408	6,877
Z Holdings Corp.	9,705	60,090
Zenkoku Hosho Co. Ltd.	192	9,261
Zensho Holdings Co. Ltd.	360	8,297
Zeon Corp.	552	6,535
ZOZO, Inc.	406	12,978

		16,152,046

Jordan-0.03%
Hikma Pharmaceuticals PLC	623	20,555

Luxembourg-0.21%
ArcelorMittal S.A.	2,323	78,834
Eurofins Scientific SE	454	53,559
L’Occitane International S.A.	1,716	6,121
RTL Group S.A.	144	8,312

		146,826

Macau-0.11%
Galaxy Entertainment Group Ltd.(a)	7,968	43,123
Macau Legend Development Ltd.(a)	6,799	690
MGM China Holdings Ltd.(a)(b)	2,756	2,030
Sands China Ltd.(a)	8,681	19,842

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2021

	Shares	Value
Macau-(continued)
SJM Holdings Ltd.(a)	6,892	$5,147
Wynn Macau Ltd.(a)(b)	5,495	4,945

		75,777

Mexico-0.01%
Fresnillo PLC	672	7,951

Netherlands-4.29%
Aalberts N.V.	358	19,824
ABN AMRO Bank N.V., CVA(d)	1,557	22,930
Adyen N.V.(a)(d)	104	314,184
Aegon N.V.	6,589	33,436
Akzo Nobel N.V.	672	77,316
Argenx SE(a)	191	57,226
ASM International N.V.	168	76,095
ASML Holding N.V.	1,426	1,155,993
ASR Nederland N.V.	504	23,599
BE Semiconductor Industries N.V.	263	24,032
CTP N.V.(d)	216	4,599
Euronext N.V.(d)	289	32,575
EXOR N.V.	384	36,217
GrandVision N.V.(a)(d)	168	5,522
Heineken Holding N.V.	384	35,640
Heineken N.V.(b)	863	95,696
IMCD N.V.	215	47,784
ING Groep N.V.	14,235	216,132
JDE Peet’s N.V.	311	9,066
Koninklijke Ahold Delhaize N.V.	3,547	115,467
Koninklijke DSM N.V.	600	131,267
Koninklijke KPN N.V.	12,076	36,125
Koninklijke Philips N.V.	3,307	155,856
Koninklijke Vopak N.V.	240	9,554
NN Group N.V.	1,101	59,018
Randstad N.V.	408	29,368
Signify N.V.	456	22,085
Universal Music Group N.V.(b)	2,709	78,735
Wolters Kluwer N.V.	958	100,488

		3,025,829

New Zealand-0.39%
a2 Milk Co. Ltd. (The)(a)(b)	2,732	12,845
Air New Zealand Ltd.(a)	1,893	2,262
Auckland International Airport Ltd.(a)	4,409	25,211
Contact Energy Ltd.	2,684	15,712
Fisher & Paykel Healthcare Corp. Ltd.(b)	2,084	46,547
Fletcher Building Ltd.	3,068	15,743
Infratil Ltd.	1,822	10,796
Kiwi Property Group Ltd., (Acquired 09/19/2017 - 10/26/2021; Cost $4,884)(e)	5,870	4,915
Mainfreight Ltd.	288	18,529
Mercury NZ Ltd.	2,540	11,152
Meridian Energy Ltd.	4,601	16,431
Ryman Healthcare Ltd.	1,533	15,853
SKYCITY Entertainment Group Ltd.	2,492	5,707
Spark New Zealand Ltd.	6,877	22,467
Xero Ltd.(a)	455	51,095

		275,265

Norway-0.63%
Aker ASA, Class A	96	8,818
Aker BP ASA	408	15,622
DNB Bank ASA	3,738	88,730

	Shares	Value
Norway-(continued)
Equinor ASA	3,500	$88,438
Gjensidige Forsikring ASA	600	14,902
Leroy Seafood Group ASA	936	8,498
Mowi ASA	1,581	45,714
Norsk Hydro ASA	4,865	35,588
Orkla ASA	2,779	26,991
Salmar ASA	192	14,594
Schibsted ASA, Class A	288	14,833
Schibsted ASA, Class B	360	16,231
Telenor ASA	2,323	36,619
TOMRA Systems ASA	432	27,842

		443,420

Poland-0.31%
Allegro.eu S.A.(a)(d)	1,414	16,003
Bank Polska Kasa Opieki S.A.	576	19,035
CD Projekt S.A.(b)	240	10,468
Cyfrowy Polsat S.A.	1,005	8,995
Dino Polska S.A.(a)(d)	168	15,019
InPost S.A.(a)	670	9,565
KGHM Polska Miedz S.A.	504	19,393
LPP S.A.	4	14,378
Polski Koncern Naftowy ORLEN S.A.	1,173	25,321
Polskie Gornictwo Naftowe i Gazownictwo S.A.	6,493	9,798
Powszechna Kasa Oszczednosci Bank Polski S.A.(a)	3,114	38,118
Powszechny Zaklad Ubezpieczen S.A.	2,108	21,098
Santander Bank Polska S.A.	97	9,015

		216,206

Portugal-0.14%
EDP - Energias de Portugal S.A.	10,327	58,368
Galp Energia SGPS S.A.	1,917	19,948
Jeronimo Martins SGPS S.A.	888	20,142

		98,458

Russia-0.09%
Coca-Cola HBC AG	719	24,965
Evraz PLC	2,110	17,978
Polymetal International PLC	1,295	24,053

		66,996

Saudi Arabia-0.12%
Delivery Hero SE(a)(d)	694	86,377

Singapore-1.07%
Ascendas REIT	12,196	27,946
Ascott Residence Trust	6,637	5,069
BOC Aviation Ltd.(d)	799	7,010
CapitaLand Integrated Commercial Trust	16,966	27,050
CapitaLand Investment Ltd.(a)	9,706	24,760
City Developments Ltd.	1,797	9,755
ComfortDelGro Corp. Ltd.	7,909	9,149
DBS Group Holdings Ltd.	6,542	152,962
Frasers Logistics & Commercial Trust(d)	9,730	10,967
Genting Singapore Ltd.	21,518	12,446
Jardine Cycle & Carriage Ltd.	384	6,407
Kenon Holdings Ltd.	49	1,962
Keppel Corp. Ltd.	5,223	20,838
Keppel DC REIT	4,410	7,816
Keppel REIT	7,309	6,125
Mapletree Commercial Trust	7,093	11,467

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2021

	Shares	Value
Singapore-(continued)
Mapletree Industrial Trust	6,517	$13,290
Mapletree Logistics Trust	10,545	15,796
NetLink NBN Trust(d)	9,730	7,360
Olam International Ltd.	2,324	2,930
Oversea-Chinese Banking Corp. Ltd.	12,651	110,702
SATS Ltd.(a)	2,444	7,594
Sembcorp Industries Ltd.	3,500	5,217
Sembcorp Marine Ltd.(a)	65,060	3,811
SIA Engineering Co. Ltd.(a)	888	1,429
Singapore Airlines Ltd.(a)	4,409	17,002
Singapore Exchange Ltd.	2,994	21,492
Singapore Post Ltd.	5,846	2,840
Singapore Press Holdings Ltd.	5,727	8,451
Singapore Technologies Engineering Ltd.	5,558	15,786
Singapore Telecommunications Ltd.	27,366	50,734
StarHub Ltd.	2,228	2,049
Suntec REIT	7,285	8,049
United Overseas Bank Ltd.	4,696	93,154
UOL Group Ltd.	1,821	9,763
Venture Corp. Ltd.	960	13,391
Wing Tai Holdings Ltd.	1,413	2,033

		754,602

South Africa-0.25%
Anglo American PLC	4,482	170,949
Scatec ASA(d)	431	8,463

		179,412

South Korea-5.01%
Alteogen, Inc.(a)	97	5,811
Amorepacific Corp.	119	18,483
Amorepacific Corp., Preference Shares	48	2,958
Amorepacific Group	96	4,075
BGF retail Co. Ltd.	24	3,317
BNK Financial Group, Inc.	1,101	8,291
Celltrion Healthcare Co. Ltd.(a)	263	18,208
Celltrion Pharm, Inc.(a)	71	6,884
Celltrion, Inc.(a)	383	65,715
Cheil Worldwide, Inc.	264	5,388
CJ CheilJedang Corp.	25	8,130
CJ CheilJedang Corp., Preference Shares	1	166
CJ Corp.	48	3,935
CJ ENM Co. Ltd.	47	7,095
CJ Logistics Corp.(a)	24	2,916
Coway Co. Ltd.	193	13,114
Daewoo Engineering & Construction Co. Ltd.(a)	648	3,466
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(a)	168	3,709
DB Insurance Co. Ltd.	168	8,511
DGB Financial Group, Inc.	552	4,889
DL E&C Co. Ltd.(a)	48	5,545
DL Holdings Co. Ltd.	47	2,643
Dongsuh Cos., Inc.	120	3,553
Doosan Bobcat, Inc.(a)	96	3,126
Doosan Heavy Industries & Construction Co. Ltd.(a)	1,077	22,488
Ecopro BM Co. Ltd.	25	8,769
E-MART, Inc.	72	10,351
Fila Holdings Corp.	192	6,096
Green Cross Corp.	2	470
GS Engineering & Construction Corp.	216	7,643

	Shares	Value
South Korea-(continued)
GS Holdings Corp.	192	$6,942
GS Retail Co. Ltd.	96	2,645
Hana Financial Group, Inc.	1,053	40,550
Hanjin Kal Corp.(a)	73	3,423
Hankook Tire & Technology Co. Ltd.	264	9,342
Hanmi Pharm Co. Ltd.	24	5,422
Hanmi Science Co. Ltd.	48	2,341
Hanon Systems	600	7,394
Hanssem Co. Ltd.	24	2,085
Hanwha Aerospace Co. Ltd.	120	4,621
Hanwha Corp.	144	4,128
Hanwha Corp., Preference Shares	72	1,010
Hanwha Life Insurance Co. Ltd.	1,029	3,060
Hanwha Solutions Corp.(a)	359	12,550
HDC Hyundai Development Co-Engineering & Construction, Class E	168	3,673
Helixmith Co. Ltd.(a)	97	1,976
Hite Jinro Co. Ltd.	120	3,574
HLB, Inc.(a)	288	10,376
HMM Co. Ltd.(a)	1,270	28,964
Hotel Shilla Co. Ltd.	120	8,975
HYBE Co. Ltd.(a)	52	14,907
Hyundai Department Store Co. Ltd.	48	3,401
Hyundai Doosan Infracore Co. Ltd.(a)	144	1,294
Hyundai Engineering & Construction Co. Ltd.	264	11,364
Hyundai Glovis Co. Ltd.	71	10,177
Hyundai Heavy Industries Holdings Co. Ltd.	191	10,330
Hyundai Marine & Fire Insurance Co. Ltd.	216	4,852
Hyundai Mipo Dockyard Co. Ltd.(a)	72	4,664
Hyundai Mobis Co. Ltd.	239	51,541
Hyundai Motor Co	503	89,533
Hyundai Motor Co., First Pfd	72	6,007
Hyundai Motor Co., Second Pfd.	120	10,053
Hyundai Steel Co	264	10,042
Hyundai Wia Corp.	48	3,455
Industrial Bank of Korea	911	8,615
Kakao Corp.	983	105,572
Kangwon Land, Inc.(a)	384	9,135
KB Financial Group, Inc.	1,414	68,489
KCC Corp.	2	570
KEPCO Plant Service & Engineering Co. Ltd.	72	2,579
Kia Corp.	934	68,019
Korea Aerospace Industries Ltd.	240	6,274
Korea Electric Power Corp.	936	18,102
Korea Gas Corp.(a)	96	3,639
Korea Investment Holdings Co. Ltd.	144	10,721
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	145	12,781
Korea Zinc Co. Ltd.	25	11,489
Korean Air Lines Co. Ltd.(a)	646	16,833
KT&G Corp.	406	28,177
Kumho Petrochemical Co. Ltd.	71	10,451
LG Chem Ltd.	168	120,190
LG Chem Ltd., Preference Shares	24	7,876
LG Corp.	311	24,272
LG Display Co. Ltd.(a)	816	13,757
LG Electronics, Inc.	384	39,598
LG Electronics, Inc., Preference Shares	72	3,950
LG Household & Health Care Ltd.	25	25,052

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2021

	Shares	Value
South Korea-(continued)
LG Household & Health Care Ltd., Preference Shares	1	$513
LG Innotek Co. Ltd.	48	8,606
LG Uplus Corp.	696	8,547
LOTTE Chemical Corp.	49	9,414
LOTTE Chilsung Beverage Co. Ltd.	2	249
LOTTE Corp.	96	2,686
LOTTE Fine Chemical Co. Ltd.	72	5,243
LOTTE Shopping Co. Ltd.	47	4,223
LS Corp.	72	3,857
LX Holdings Corp.(a)	144	1,087
Mando Corp.(a)	120	6,408
Medy-Tox, Inc.(a)	2	256
Mirae Asset Securities Co. Ltd.	1,271	9,441
Mirae Asset Securities Co. Ltd., Second Pfd.	504	2,085
NAVER Corp.	480	167,182
NCSoft Corp.	54	28,974
Netmarble Corp.(d)	71	7,504
NH Investment & Securities Co. Ltd.	480	5,402
NHN Corp.(a)	24	1,643
NongShim Co. Ltd.	1	243
OCI Co. Ltd.(a)	71	7,868
Orion Corp.	72	7,271
Ottogi Corp.	1	412
Pan Ocean Co. Ltd.	672	3,462
Paradise Co. Ltd.(a)	168	2,502
Pearl Abyss Corp.(a)	119	10,581
POSCO	239	60,540
POSCO Chemical Co. Ltd.	96	11,953
Posco International Corp.	192	3,565
S-1 Corp.	72	5,133
Samsung Biologics Co. Ltd.(a)(d)	48	35,778
Samsung C&T Corp.	311	30,340
Samsung Card Co. Ltd.	120	3,517
Samsung Electro-Mechanics Co. Ltd.	192	26,125
Samsung Electronics Co. Ltd.	16,907	1,009,891
Samsung Electronics Co. Ltd., Preference Shares	2,996	164,087
Samsung Engineering Co. Ltd.(a)	576	12,224
Samsung Fire & Marine Insurance Co. Ltd.	120	23,722
Samsung Fire & Marine Insurance Co. Ltd., Preference Shares	1	151
Samsung Heavy Industries Co. Ltd.(a)	1,695	9,254
Samsung Life Insurance Co. Ltd.	217	12,498
Samsung SDI Co. Ltd.	192	120,601
Samsung SDI Co. Ltd., Preference Shares	1	323
Samsung SDS Co. Ltd.	119	15,581
Samsung Securities Co. Ltd.	240	9,725
Seegene, Inc.	119	5,418
Shin Poong Pharmaceutical Co. Ltd.	120	5,319
Shinhan Financial Group Co. Ltd.	1,820	59,574
Shinsegae, Inc.	24	5,093
SillaJen, Inc.(a)(c)	8	22
SK Biopharmaceuticals Co. Ltd.(a)	95	7,691
SK Bioscience Co. Ltd.(a)	72	14,171
SK Chemicals Co. Ltd.	48	7,394
SK Hynix, Inc.	1,829	161,214
SK Innovation Co. Ltd.(a)	192	39,844
SK Networks Co. Ltd.	528	2,300
SK Telecom Co. Ltd.(a)(c)	10	2,599
SK, Inc.	119	24,746

	Shares	Value
South Korea-(continued)
SKC Co. Ltd.	72	$10,967
S-Oil Corp.	144	12,631
Solus Advanced Materials Co. Ltd.	48	3,381
SSANGYONG C&E Co. Ltd.	384	2,580
Woori Financial Group, Inc.	1,846	20,932
Yuhan Corp.	169	8,663

		3,531,763

Spain-2.27%
Acciona S.A.	72	13,815
ACS Actividades de Construccion y Servicios S.A.	816	21,370
Aena SME S.A.(a)(d)	263	43,112
Amadeus IT Group S.A.(a)	1,557	104,218
Banco Bilbao Vizcaya Argentaria S.A.	24,252	170,134
Banco Santander S.A.(b)	60,987	231,246
Bankinter S.A.	2,564	14,130
CaixaBank S.A.	16,079	46,240
Cellnex Telecom S.A.(d)	2,206	135,763
EDP Renovaveis S.A.	886	24,710
Enagas S.A.	912	20,480
Endesa S.A.	1,151	26,567
Ferrovial S.A.	1,748	55,144
Fluidra S.A.	382	14,610
Grifols S.A.	1,245	28,520
Iberdrola S.A.	21,496	254,111
Industria de Diseno Textil S.A.(b)	3,834	138,609
Inmobiliaria Colonial SOCIMI S.A.	1,221	11,883
Linea Directa Aseguradora S.A. Cia de Seguros y Reaseguros	2,564	5,163
Mapfre S.A.	3,689	7,815
Merlin Properties SOCIMI S.A.	1,245	13,497
Naturgy Energy Group S.A.(b)	1,079	28,382
Red Electrica Corp. S.A.	1,605	33,452
Repsol S.A.	4,722	60,416
Siemens Gamesa Renewable Energy S.A., Class R(a)	816	22,125
Telefonica S.A.	18,043	78,604

		1,604,116

Sweden-3.50%
Alfa Laval AB	1,149	49,192
Assa Abloy AB, Class B	3,354	98,216
Atlas Copco AB, Class A(b)	2,301	147,836
Atlas Copco AB, Class B(b)	1,389	75,123
Beijer Ref AB	887	18,218
Boliden AB	1,005	35,444
Castellum AB(b)	744	19,786
Electrolux AB, Class B(b)	840	19,062
Elekta AB, Class B(b)	1,341	15,570
Epiroc AB, Class A(b)	2,276	56,632
Epiroc AB, Class B	1,413	30,025
EQT AB	1,030	54,279
Essity AB, Class B	2,228	72,066
Evolution AB(d)	576	93,169
Fastighets AB Balder, Class B(a)	360	26,080
Getinge AB, Class B	816	36,513
H & M Hennes & Mauritz AB, Class B(b)	3,188	59,770
Hexagon AB, Class B	6,493	104,329
Holmen AB, Class B	360	15,962
Husqvarna AB, Class A	96	1,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2021

	Shares	Value
Sweden-(continued)
Husqvarna AB, Class B	1,509	$21,462
ICA Gruppen AB	288	14,889
Industrivarden AB, Class A(b)	838	27,632
Industrivarden AB, Class C	624	20,264
Indutrade AB	1,030	29,970
Investment AB Latour, Class B	527	19,096
Investor AB, Class A	1,941	44,865
Investor AB, Class B(b)	6,637	152,933
Kinnevik AB, Class A(a)	48	1,935
Kinnevik AB, Class B(a)	864	33,867
L E Lundbergforetagen AB, Class B	264	15,203
Lifco AB, Class B	840	24,461
Lundin Energy AB	696	27,488
Nibe Industrier AB, Class B	4,362	64,934
Saab AB, Class B	336	9,342
Sagax AB, Class B	623	24,373
Sagax AB, Class D	360	1,373
Sandvik AB	3,930	99,526
Securitas AB, Class B	1,149	18,997
Sinch AB(a)(d)	1,870	35,458
Skandinaviska Enskilda Banken AB, Class A	5,224	81,658
Skandinaviska Enskilda Banken AB, Class C	72	1,154
Skanska AB, Class B	1,295	32,871
SKF AB, Class B	1,437	33,296
Svenska Cellulosa AB S.C.A., Class A	72	1,133
Svenska Cellulosa AB S.C.A., Class B	2,158	33,645
Svenska Handelsbanken AB, Class A(b)	5,415	62,003
Svenska Handelsbanken AB, Class B(b)	120	1,516
Sweco AB, Class B	720	11,460
Swedbank AB, Class A(b)	3,666	79,496
Swedish Match AB	5,630	49,545
Swedish Orphan Biovitrum AB, Class B(a)	648	17,580
Tele2 AB, Class B	1,821	25,687
Telefonaktiebolaget LM Ericsson, Class A	144	1,576
Telefonaktiebolaget LM Ericsson, Class B	10,974	120,109
Telia Co. AB(b)	9,347	36,780
Trelleborg AB, Class B	888	20,281
Volvo AB, Class A	720	17,001
Volvo AB, Class B	5,489	127,771

		2,471,277

Switzerland-8.70%
ABB Ltd.	6,182	204,928
Adecco Group AG	574	28,940
Alcon, Inc.	1,677	138,858
Baloise Holding AG	167	26,683
Banque Cantonale Vaudoise	96	7,743
Barry Callebaut AG	13	30,133
BKW AG	71	9,418
Chocoladefabriken Lindt & Spruengli AG, PC	7	82,659
Cie Financiere Richemont S.A.	1,810	224,034
Clariant AG	816	17,200
Credit Suisse Group AG	8,698	90,735
DKSH Holding AG	120	9,626
EMS-Chemie Holding AG	24	23,836
Flughafen Zurich AG(a)	72	13,001
Geberit AG	120	93,873
Georg Fischer AG	15	22,736
Givaudan S.A.	33	155,619
Helvetia Holding AG	120	14,315

	Shares	Value
Switzerland-(continued)
Holcim Ltd.(a)	1,990	$99,549
Julius Baer Group Ltd.	790	57,217
Kuehne + Nagel International AG, Class R	168	53,006
Logitech International S.A., Class R(b)	550	45,878
Lonza Group AG	264	216,863
Medmix AG(a)(d)	71	3,401
Nestle S.A.	10,150	1,342,077
Novartis AG	7,599	629,043
OC Oerlikon Corp. AG	696	7,080
Partners Group Holding AG	73	127,625
PSP Swiss Property AG	145	18,154
Roche Holding AG	2,494	966,348
Roche Holding AG, BR	96	41,289
Schindler Holding AG	72	18,501
Schindler Holding AG, PC	144	37,539
SGS S.A.	20	59,272
SIG Combibloc Group AG	1,223	32,016
Sika AG	499	169,291
Sonova Holding AG, Class A	192	79,490
STMicroelectronics N.V.	2,301	108,950
Straumann Holding AG, Class R	35	72,854
Sulzer AG	71	6,997
Swatch Group AG (The)	168	8,943
Swatch Group AG (The), BR	97	26,666
Swiss Life Holding AG	106	58,304
Swiss Prime Site AG	264	26,870
Swisscom AG	95	51,817
Tecan Group AG, Class R	48	29,417
Temenos AG	216	33,059
UBS Group AG	11,837	215,625
VAT Group AG(d)	96	45,933
Vifor Pharma AG	191	24,686
Zurich Insurance Group AG	527	234,101

		6,142,198

Taiwan-0.00%
FIT Hon Teng Ltd.(a)(b)(d)	3,482	698

United Kingdom-12.16%
3i Group PLC	3,499	65,421
abrdn PLC	7,909	27,537
Admiral Group PLC	767	30,174
Ashmore Group PLC(b)	1,677	7,756
Ashtead Group PLC	1,630	136,830
Associated British Foods PLC	1,271	31,151
AstraZeneca PLC	5,556	692,589
Auto Trader Group PLC(b)(d)	3,474	28,839
AVEVA Group PLC(b)	408	19,899
Aviva PLC	14,258	77,141
B&M European Value Retail S.A.	3,188	27,671
BAE Systems PLC	11,837	89,533
Barclays PLC	61,777	171,267
Barratt Developments PLC	3,737	33,962
Bellway PLC	455	20,663
Berkeley Group Holdings PLC	384	22,923
BP PLC	71,128	341,441
British American Tobacco PLC	8,314	290,210
British Land Co. PLC (The)	3,403	23,057
BT Group PLC(a)	27,390	52,150
Bunzl PLC	1,245	46,112
Burberry Group PLC	1,485	39,266

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2021

	Shares	Value
United Kingdom-(continued)
Centrica PLC(a)	21,472	$17,754
CNH Industrial N.V.	3,594	62,096
Compass Group PLC(a)	6,495	137,997
ConvaTec Group PLC(d)	5,894	17,273
Croda International PLC	502	65,082
DCC PLC	360	30,131
Dechra Pharmaceuticals PLC	383	26,880
Derwent London PLC	382	17,709
Diageo PLC	8,219	409,188
Direct Line Insurance Group PLC	5,032	20,169
Dr. Martens PLC(a)	1,485	7,507
DS Smith PLC	4,696	24,680
easyJet PLC(a)	1,343	11,469
Electrocomponents PLC	1,702	26,246
Entain PLC(a)	2,133	59,880
Experian PLC	3,331	152,823
GlaxoSmithKline PLC	17,631	364,594
Halma PLC	1,390	56,436
Hargreaves Lansdown PLC(b)	1,341	28,253
Hiscox Ltd.	1,223	13,965
HomeServe PLC	1,007	11,802
Howden Joinery Group PLC	2,086	26,301
HSBC Holdings PLC	73,310	443,662
IMI PLC	958	21,457
Imperial Brands PLC	3,427	72,436
Informa PLC(a)	5,511	39,237
InterContinental Hotels Group PLC(a)	671	47,074
Intermediate Capital Group PLC	1,030	30,934
International Consolidated Airlines Group S.A.(a)	4,121	9,253
Intertek Group PLC	598	40,125
ITV PLC(a)(b)	13,708	20,228
J Sainsbury PLC	6,014	24,682
JD Sports Fashion PLC	1,798	26,815
Johnson Matthey PLC	695	26,037
Just Eat Takeaway.com N.V.(a)(d)	648	46,584
Kingfisher PLC	7,765	35,657
Land Securities Group PLC	2,613	24,607
Legal & General Group PLC	21,567	85,407
Lloyds Banking Group PLC	258,895	178,221
London Stock Exchange Group PLC	1,318	128,272
M&G PLC	9,562	26,188
Meggitt PLC(a)	2,853	29,331
Melrose Industries PLC	15,936	34,470
National Grid PLC	12,964	166,224
NatWest Group PLC	19,100	57,887
Next PLC	456	49,792
Ocado Group PLC(a)(b)	1,774	43,844
Pearson PLC(b)	2,757	22,766
Pennon Group PLC	1,030	16,462
Persimmon PLC	1,173	43,751
Phoenix Group Holdings PLC	2,034	18,307
Prudential PLC	9,617	197,013
Quilter PLC(d)	6,423	13,700
Reckitt Benckiser Group PLC	2,301	186,880
RELX PLC	6,783	210,502
Renishaw PLC	121	8,334
Rentokil Initial PLC	6,830	55,087
Rightmove PLC(b)	3,187	30,204
Rolls-Royce Holdings PLC(a)(b)	30,458	55,044
Royal Dutch Shell PLC, Class A	14,681	338,284

	Shares	Value
United Kingdom-(continued)
Royal Dutch Shell PLC, Class B	13,245	$305,922
Royal Mail PLC	3,331	19,200
Sage Group PLC (The)	3,857	37,580
Schroders PLC	408	20,245
Segro PLC	4,384	77,671
Severn Trent PLC	864	32,427
Smith & Nephew PLC	3,212	55,256
Smiths Group PLC	1,461	27,146
Spirax-Sarco Engineering PLC	264	56,471
SSE PLC	3,833	86,351
St James’s Place PLC(b)	1,942	42,046
Standard Chartered PLC	9,299	63,083
Tate & Lyle PLC	1,725	15,327
Taylor Wimpey PLC	13,322	28,223
TechnipFMC PLC(a)	1,701	12,740
Tesco PLC	27,868	103,102
THG PLC(a)(b)	3,785	11,238
Travis Perkins PLC	816	17,259
Unilever PLC	9,238	495,377
United Utilities Group PLC	2,515	35,802
Vodafone Group PLC	100,932	149,476
Weir Group PLC (The)	958	22,784
Whitbread PLC(a)(b)	743	33,304
Wickes Group PLC	934	2,745
WPP PLC	4,266	61,751

		8,581,111

United States-0.85%
Amcor PLC, CDI	5,560	66,776
Avast PLC(d)	2,014	15,449
Ferguson PLC	815	122,832
James Hardie Industries PLC, CDI	1,607	62,343
JS Global Lifestyle Co. Ltd.(b)(d)	1,170	2,169
QIAGEN N.V.(a)	792	43,618
Samsonite International S.A.(a)(d)	4,811	10,365
Sims Ltd.	600	6,440
Stellantis N.V.	7,381	147,344
Swiss Re AG	1,055	102,342
Tenaris S.A.	1,749	19,491

		599,169

Total Common Stocks & Other Equity Interests (Cost $69,705,673)		70,364,788

Money Market Funds-0.23%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(f)(g) (Cost $160,782)	160,782	160,782

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.95% (Cost $69,866,455)		70,525,570

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.59%
Invesco Private Government Fund, 0.02%(f)(g)(h)	335,481	335,481

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)–(continued)

October 31, 2021

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(f)(g)(h)	783,391	$783,705

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,119,186)		1,119,186

TOTAL INVESTMENTS IN SECURITIES-101.54% (Cost $70,985,641)		71,644,756
OTHER ASSETS LESS LIABILITIES-(1.54)%		(1,083,547)

NET ASSETS-100.00%		$70,561,209

Investment Abbreviations:

BR-Bearer Shares

CDI-CREST Depository Interest

CVA-Dutch Certificates

PC-Participation Certificate

Pfd.-Preferred

REIT-Real Estate Investment Trust

RSP-Registered Savings Plan Shares

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2021.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $1,620,463, which represented 2.30% of the Fund’s Net Assets.

(e)	Restricted security. The aggregate value of these securities at October 31, 2021 was $7,450, which represented less than 1% of the Fund’s Net Assets.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$567	$5,438,738	$(5,278,523)	$-	$-	$160,782	$6

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	13,279	1,081,360	(759,158)	-	-	335,481	14	*

Invesco Private Prime Fund	21,660	1,982,667	(1,220,628)	-	6	783,705	179	*

Total	$35,506	$8,502,765	$(7,258,309)	$-	$6	$1,279,968	$199

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)

October 31, 2021

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-92.45%
Bahrain-0.09%
Ahli United Bank BSC	10,418	$10,125

Brazil-4.97%
Aliansce Sonae Shopping Centers S.A.	357	1,215
Alpargatas S.A., Preference Shares(a)	384	2,632
Ambev S.A.	7,133	21,499
Americanas S.A.(a)	782	4,120
Atacadao S.A.	723	2,134
Azul S.A., Preference Shares(a)	387	1,707
B3 S.A. - Brasil, Bolsa, Balcao	10,589	22,373
Banco Bradesco S.A.	1,617	4,877
Banco Bradesco S.A., Preference Shares	7,094	25,044
Banco BTG Pactual S.A.	1,500	6,000
Banco do Brasil S.A.	990	5,005
Banco Inter S.A.	1,200	2,465
Banco Inter S.A., Preference Shares(b)	800	1,736
Banco Pan S.A., Preference Shares	200	472
Banco Santander Brasil S.A.	371	2,264
BB Seguridade Participacoes S.A.	1,200	4,702
BR Malls Participacoes S.A.(a)	1,553	1,975
Bradespar S.A., Preference Shares	447	3,859
Braskem S.A., Class A, Preference Shares(a)	399	3,855
BRF S.A.(a)	1,248	5,143
CCR S.A.	1,986	4,027
Centrais Eletricas Brasileiras S.A.	715	4,291
Centrais Eletricas Brasileiras S.A., Class B, Preference Shares	404	2,425
Cia Brasileira de Distribuicao	370	1,676
Cia de Locacao das Americas	397	1,390
Cia de Saneamento Basico do Estado de Sao Paulo	652	4,071
Cia de Transmissao de Energia Eletrica Paulista, Preference Shares	387	1,670
Cia Energetica de Minas Gerais, Preference Shares	1,872	4,277
Cia Energetica de Sao Paulo, Class B, Preference Shares	385	1,742
Cia Paranaense de Energia, Class B, Preference Shares	1,660	1,743
Cia Siderurgica Nacional S.A.	889	3,593
Cogna Educacao(a)	3,729	1,641
Cosan S.A.	2,488	8,735
CPFL Energia S.A.	387	1,806
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	414	1,035
Dexco S.A.	421	1,158
EDP - Energias do Brasil S.A.	431	1,499
Embraer S.A.(a)	1,200	4,668
Energisa S.A.	383	2,692
Eneva S.A.(a)	1,532	3,914
ENGIE Brasil Energia S.A.	376	2,595
Equatorial Energia S.A.	1,582	6,421
Fleury S.A.	378	1,263
Gerdau S.A., Preference Shares	1,546	7,378
Grupo Mateus S.A.(a)	1,500	1,897
Hapvida Participacoes e Investimentos S.A.(b)	1,745	3,572
Hypera S.A.	777	3,868

	Shares	Value
Brazil-(continued)
IRB Brasil Resseguros S.A.(a)	1,865	$1,552
Itau Unibanco Holding S.A.	828	3,089
Itau Unibanco Holding S.A., Preference Shares	7,348	30,385
Itausa S.A., Preference Shares	8,043	14,625
Klabin S.A.(a)	1,053	4,285
Localiza Rent a Car S.A.	853	6,855
Locaweb Servicos de Internet S.A.(b)	700	2,272
Lojas Americanas S.A.	902	789
Lojas Americanas S.A., Preference Shares	1,235	1,058
Lojas Renner S.A.	1,552	8,874
Magazine Luiza S.A.	4,728	9,067
Marfrig Global Foods S.A.	1,100	5,171
Multiplan Empreendimentos Imobiliarios S.A.	407	1,337
Natura & Co. Holding S.A.(a)	1,574	10,862
Neoenergia S.A.	700	1,925
Notre Dame Intermedica Participacoes S.A.	799	9,097
Odontoprev S.A.	1,223	2,909
Petro Rio S.A.(a)	1,000	4,164
Petroleo Brasileiro S.A.	6,304	30,944
Petroleo Brasileiro S.A., Preference Shares	7,776	37,590
Porto Seguro S.A.	200	828
Qualicorp Consultoria e Corretora de Seguros S.A.	406	1,232
Raia Drogasil S.A.	2,005	8,270
Rede D’Or Sao Luiz S.A.(b)	600	6,280
Rumo S.A.(a)	2,596	7,364
Sao Martinho S.A.	383	2,602
Sendas Distribuidora S.A.	1,350	3,662
Sul America S.A.	814	3,750
Suzano S.A.(a)	1,223	10,681
Telefonica Brasil S.A.	785	6,339
TIM S.A.	1,674	3,332
TOTVS S.A.	807	4,690
Ultrapar Participacoes S.A.	1,576	3,649
Usinas Siderurgicas de Minas Gerais S.A.
Usiminas, Class A, Preference Shares	820	1,927
Vale S.A.	6,143	78,038
Via S/A(a)	2,104	2,295
Vibra Energia S.A.	2,005	7,462
WEG S.A.	2,454	16,107
YDUQS Participacoes S.A., Class A	420	1,554

		565,036

Chile-0.47%
AES Andes S.A.	6,564	676
Banco de Chile	87,422	7,608
Banco de Credito e Inversiones S.A.	87	2,937
Banco Santander Chile	109,077	4,786
Cencosud S.A.	1,828	2,681
Cencosud Shopping S.A.	1,205	1,169
Cia Cervecerias Unidas S.A.	281	2,361
Colbun S.A.	15,146	1,047
Embotelladora Andina S.A., Class B, Preference Shares	414	857
Empresa Nacional de Telecomunicaciones S.A.	261	897
Empresas CMPC S.A.	2,183	4,039
Empresas COPEC S.A.	679	5,356
Enel Americas S.A.	30,760	3,507

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2021

	Shares	Value
Chile-(continued)
Enel Chile S.A.	51,067	$2,098
Falabella S.A.	1,318	3,655
Parque Arauco S.A.(a)	1,080	1,069
Sociedad Quimica y Minera de Chile S.A., Class B, Preference Shares	150	8,168

		52,911

China-38.24%
51job, Inc., ADR(a)	60	3,574
AECC Aero-Engine Control Co. Ltd., A Shares	1,300	5,420
AECC Aviation Power Co. Ltd., A Shares	400	3,698
Agile Group Holdings Ltd.(c)	2,397	1,886
Agricultural Bank of China Ltd., A Shares	23,900	10,980
Agricultural Bank of China Ltd., H Shares	51,702	17,613
Aier Eye Hospital Group Co. Ltd., A Shares	848	6,431
Airtac International Group	262	7,820
Akeso, Inc.(b)	1,000	5,605
Alibaba Group Holding Ltd.(a)	22,624	474,057
Alibaba Health Information Technology Ltd.(a)(c)	7,976	10,079
A-Living Smart City Services Co. Ltd., U Shares(b)(c)	1,398	4,691
Aluminum Corp. of China Ltd., A Shares(a)	7,500	7,196
Anhui Conch Cement Co. Ltd., A Shares	700	4,165
Anhui Conch Cement Co. Ltd., H Shares	2,027	10,084
Anhui Expressway Co. Ltd., H Shares	6,000	3,563
Anhui Gujing Distillery Co. Ltd., B Shares	700	9,024
ANTA Sports Products Ltd.	1,955	30,560
Autohome, Inc., ADR	114	4,486
AviChina Industry & Technology Co. Ltd., H Shares(c)	7,085	4,517
Baidu, Inc., ADR(a)	454	73,657
Bank of China Ltd., A Shares	18,200	8,674
Bank of China Ltd., H Shares	121,797	43,057
Bank of Communications Co. Ltd., A Shares	5,500	3,885
Bank of Communications Co. Ltd., H Shares	12,243	7,287
Bank of Ningbo Co. Ltd., A Shares	1,000	5,969
Bank of Shanghai Co. Ltd., A Shares	4,600	5,240
Beijing Enterprises Water Group Ltd.	8,423	3,216
Bilibili, Inc., ADR(a)(c)	401	29,393
BOE Technology Group Co. Ltd., A Shares	7,100	5,448
Bosideng International Holdings Ltd.(c)	4,000	3,106
BYD Co. Ltd., A Shares	300	14,594
BYD Co. Ltd., H Shares(c)	1,184	45,144
BYD Electronic International Co. Ltd.(c)	1,659	4,937
CanSino Biologics, Inc., H Shares(a)(b)(c)	150	3,864
Central China Securities Co. Ltd., A Shares	7,200	5,164
CGN Power Co. Ltd., H Shares(b)	19,976	5,393
China Cinda Asset Management Co. Ltd., H Shares	15,904	2,658
China CITIC Bank Corp. Ltd., H Shares	16,151	7,101
China Conch Venture Holdings Ltd	2,000	9,770
China Construction Bank Corp., H Shares	145,137	98,698
China Everbright Bank Co. Ltd., H Shares	9,382	3,305
China Everbright Environment Group Ltd.	7,606	5,231
China Feihe Ltd.(b)(c)	5,848	9,743
China Galaxy Securities Co. Ltd., H Shares	6,645	3,707
China Gas Holdings Ltd.	2,200	5,503
China Greatwall Technology Group Co. Ltd., A Shares	1,500	3,153
China Hongqiao Group Ltd.(c)	3,645	4,053

	Shares	Value
China-(continued)
China International Capital Corp. Ltd., H Shares(b)	2,891	$7,195
China Jinmao Holdings Group Ltd.	14,599	4,279
China Lesso Group Holdings Ltd.	1,485	2,306
China Life Insurance Co. Ltd., H Shares	13,453	23,450
China Literature Ltd.(a)(b)(c)	781	5,437
China Longyuan Power Group Corp. Ltd., H Shares	5,894	13,775
China Medical System Holdings Ltd.	3,331	5,678
China Meidong Auto Holdings Ltd.	1,028	5,339
China Mengniu Dairy Co. Ltd.(a)	4,971	31,664
China Merchants Bank Co. Ltd., A Shares	3,000	25,301
China Merchants Bank Co. Ltd., H Shares	5,849	49,286
China Merchants Port Holdings Co. Ltd.	2,725	4,554
China Merchants Securities Co. Ltd., H Shares(b)(c)	4,007	6,336
China Minsheng Banking Corp. Ltd., A Shares	6,300	3,830
China Minsheng Banking Corp. Ltd., H Shares(c)	12,341	4,902
China Molybdenum Co. Ltd., H Shares(c)	9,239	5,736
China National Building Material Co. Ltd., H Shares	7,722	9,708
China Oilfield Services Ltd., H Shares	3,890	3,745
China Overseas Land & Investment Ltd.	6,209	13,697
China Pacific Insurance (Group) Co. Ltd., A Shares	900	3,854
China Pacific Insurance (Group) Co. Ltd., H Shares	4,950	15,272
China Petroleum & Chemical Corp., A Shares	14,900	9,896
China Petroleum & Chemical Corp., H Shares	39,372	19,334
China Power International Development Ltd.	8,000	4,021
China Resources Beer Holdings Co. Ltd.	2,915	24,170
China Resources Cement Holdings Ltd.	6,302	5,314
China Resources Land Ltd.	5,036	19,616
China Resources Mixc Lifestyle Services Ltd.(b)	1,200	6,317
China Resources Power Holdings Co. Ltd.	2,954	7,633
China Shenhua Energy Co. Ltd., H Shares	6,015	12,959
China Taiping Insurance Holdings Co. Ltd.	3,247	4,967
China Tourism Group Duty Free Corp. Ltd., A Shares	255	10,698
China Tower Corp. Ltd., H Shares(b)	88,799	11,529
China Traditional Chinese Medicine Holdings Co. Ltd.	7,088	3,371
China Vanke Co. Ltd., A Shares	1,100	3,130
China Vanke Co. Ltd., H Shares	3,603	8,439
China Yangtze Power Co. Ltd., A Shares	3,500	11,622
Chongqing Changan Automobile Co. Ltd., A Shares	1,220	3,718
Chongqing Zhifei Biological Products Co. Ltd., A Shares	200	4,694
CIFI Holdings Group Co. Ltd.	7,501	4,166
CITIC Ltd.	8,188	8,210
CITIC Securities Co. Ltd., A Shares	1,700	6,875
CITIC Securities Co. Ltd., H Shares(c)	4,016	10,232
Contemporary Amperex Technology Co. Ltd., A Shares	100	9,989
COSCO SHIPPING Holdings Co. Ltd., A Shares(a)	3,270	8,447
COSCO SHIPPING Holdings Co. Ltd., H Shares(a)(c)	2,450	3,805
Country Garden Holdings Co. Ltd.(c)	12,279	11,539
Country Garden Services Holdings Co. Ltd.	2,956	22,990

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2021

	Shares	Value
China-(continued)
CSC Financial Co. Ltd., H Shares(b)(c)	2,390	$2,535
CSG Holding Co. Ltd., B Shares	20,500	8,934
CSPC Pharmaceutical Group Ltd.(c)	14,025	14,676
Dada Nexus Ltd., ADR(a)	122	2,478
Dali Foods Group Co. Ltd.(b)	4,416	2,458
Datang International Power Generation Co. Ltd., A Shares	21,100	8,968
Dongfeng Motor Group Co. Ltd., H Shares	4,333	4,049
East Group Co. Ltd., A Shares	2,000	3,235
East Money Information Co. Ltd., A Shares	1,876	9,645
ENN Energy Holdings Ltd.	900	15,584
Eternal Asia Supply Chain Management Ltd., A Shares	6,200	5,561
Eve Energy Co. Ltd., A Shares	400	7,091
Evergrande Property Services Group Ltd.(a)(b)	8,500	4,349
Far East Horizon Ltd.	4,938	4,716
Flat Glass Group Co. Ltd., H Shares(c)	1,000	5,399
Foshan Haitian Flavouring & Food Co. Ltd., A Shares	386	7,059
Fosun International Ltd.	4,000	4,705
Fuyao Glass Industry Group Co. Ltd., H Shares(b)	1,335	7,705
Ganfeng Lithium Co. Ltd., A Shares	300	7,848
GDS Holdings Ltd., ADR(a)	155	9,207
Geely Automobile Holdings Ltd.	8,557	29,755
Genscript Biotech Corp.(a)(c)	1,554	6,902
GF Securities Co. Ltd., H Shares	3,689	6,269
GOME Retail Holdings Ltd.(a)(c)	26,903	2,732
Great Wall Motor Co. Ltd., H Shares(c)	5,703	25,733
GRG Banking Equipment Co. Ltd., A Shares	3,100	5,019
Guangdong Haid Group Co. Ltd., A Shares	500	5,129
Guangdong Investment Ltd.	6,495	8,182
Guangshen Railway Co. Ltd., H Shares(a)	18,000	3,170
Guangzhou Automobile Group Co. Ltd., H Shares(c)	5,381	5,091
Guangzhou Yuexiu Financial Holdings Group Co. Ltd., A Shares	2,565	3,098
Haidilao International Holding Ltd.(b)	1,689	4,733
Haier Smart Home Co. Ltd., A Shares	1,500	6,376
Haier Smart Home Co. Ltd., H Shares	3,200	11,971
Haitian International Holdings Ltd.	942	2,761
Haitong Securities Co. Ltd., A Shares	3,100	5,983
Haitong Securities Co. Ltd., H Shares	6,320	5,630
Hangzhou Tigermed Consulting Co. Ltd., A Shares	300	7,988
Hansoh Pharmaceutical Group Co. Ltd.(b)	1,903	4,252
Hello Group, Inc., ADR	345	4,295
Henan Shuanghui Investment & Development Co. Ltd., A Shares	900	4,149
Hengan International Group Co. Ltd.	1,606	8,392
Hongta Securities Co. Ltd., A Shares	2,900	5,080
Hua Hong Semiconductor Ltd.(a)(b)(c)	1,013	5,105
Huaan Securities Co. Ltd., A Shares	8,100	6,468
Huaneng Power International, Inc., H Shares(c)	9,885	5,121
Huatai Securities Co. Ltd., H Shares(b)	3,766	5,616
Huazhu Group Ltd., ADR(a)	349	16,180
Hubei Biocause Pharmaceutical Co. Ltd., A Shares	20,600	10,462
Hygeia Healthcare Holdings Co. Ltd.(b)	400	3,527

	Shares	Value
China-(continued)
Industrial & Commercial Bank of China Ltd., A Shares	7,000	$5,108
Industrial & Commercial Bank of China Ltd., H Shares	128,944	70,613
Industrial Bank Co. Ltd., A Shares	2,800	8,152
Inner Mongolia Yili Industrial Group Co. Ltd., A Shares	1,100	7,391
Innovent Biologics, Inc.(a)(b)(c)	2,327	20,880
Inspur Electronic Information Industry Co. Ltd., A Shares	1,200	5,828
iQIYI, Inc., ADR(a)	539	4,463
JD Health International, Inc.(a)(b)(c)	1,150	10,186
JD.com, Inc., A Shares(a)	2,000	79,804
Jiangsu Expressway Co. Ltd., H Shares	3,406	3,223
Jiangsu Hengrui Medicine Co. Ltd., A Shares	1,024	7,879
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., A Shares	300	8,728
Jiangxi Copper Co. Ltd., H Shares	2,899	5,076
Jiayuan International Group Ltd.	15,242	5,898
Jinxin Fertility Group Ltd.(a)(b)(c)	2,760	3,910
Jiumaojiu International Holdings Ltd.(b)(c)	1,504	3,770
Joyoung Co. Ltd., A Shares	700	2,554
JOYY, Inc., ADR	99	4,989
Juewei Food Co. Ltd., A Shares	400	4,116
Kaishan Group Co. Ltd., A Shares	2,700	7,637
KE Holdings, Inc., ADR(a)	385	7,015
Kingboard Holdings Ltd.	1,587	6,947
KingClean Electric Co. Ltd., A Shares	760	2,969
Kingdee International Software Group Co. Ltd.(a)	4,286	14,160
Kingsoft Cloud Holdings Ltd., ADR(a)(c)	123	2,825
Kingsoft Corp. Ltd.	1,655	7,117
Kuaishou Technology(a)(b)(c)	2,539	33,781
Kweichow Moutai Co. Ltd., A Shares	155	44,230
Legend Holdings Corp., H Shares(b)	1,900	3,341
Lens Technology Co. Ltd., A Shares	1,100	3,656
Leyard Optoelectronic Co. Ltd., A Shares	2,800	4,117
Li Auto, Inc., ADR(a)	777	25,353
Li Ning Co. Ltd.	3,624	40,297
LianChuang Electronic Technology Co. Ltd., A Shares	2,100	6,658
Logan Group Co. Ltd.(c)	3,111	3,123
Longfor Group Holdings Ltd.(b)	3,505	17,031
LONGi Green Energy Technology Co. Ltd., A Shares	760	11,602
Lufax Holding Ltd., ADR(a)	961	6,064
Luxshare Precision Industry Co. Ltd., A Shares	1,469	8,870
Luzhou Laojiao Co. Ltd., A Shares	300	10,733
Mango Excellent Media Co. Ltd., A Shares	500	3,070
Maxscend Microelectronics Co. Ltd., A Shares	100	4,832
Meituan, B Shares(a)(b)	6,215	215,394
Ming Yuan Cloud Group Holdings Ltd.(c)	1,098	3,599
MINISO Group Holding Ltd., ADR	168	2,522
Muyuan Foods Co. Ltd., A Shares	918	8,193
NAURA Technology Group Co. Ltd., A Shares	100	5,801
NetEase, Inc.	2,300	45,444
New China Life Insurance Co. Ltd., A Shares	700	4,285
New China Life Insurance Co. Ltd., H Shares	1,589	4,606
New Hope Liuhe Co. Ltd., A Shares(a)	2,300	5,172

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2021

	Shares	Value
China-(continued)
New Oriental Education & Technology Group, Inc., ADR(a)	2,497	$5,119
Ninestar Corp., A Shares	1,500	8,610
NIO, Inc., ADR(a)	2,068	81,500
People’s Insurance Co. Group of China Ltd. (The), H Shares	15,656	4,891
PetroChina Co. Ltd., H Shares	39,275	18,984
Pharmaron Beijing Co. Ltd., A Shares	300	8,970
PICC Property & Casualty Co. Ltd., H Shares	11,653	10,905
Pinduoduo, Inc., ADR(a)	605	53,797
Ping An Bank Co. Ltd., A Shares	3,100	9,446
Ping An Healthcare and Technology Co. Ltd.(a)(b)(c)	760	3,698
Ping An Insurance (Group) Co. of China Ltd., A Shares	900	6,972
Ping An Insurance (Group) Co. of China Ltd., H Shares(c)	10,048	72,205
Poly Developments and Holdings Group Co. Ltd., A Shares	2,700	5,299
Poly Property Services Co. Ltd., H Shares(b)(c)	600	3,371
Pop Mart International Group Ltd.(b)	973	5,747
Postal Savings Bank of China Co. Ltd., H Shares(b)(c)	16,176	11,770
Qingdao Hanhe Cable Co. Ltd., A Shares	8,700	5,873
Remegen Co. Ltd., H Shares(a)(b)	157	1,956
Rongan Property Co. Ltd., A Shares	11,800	4,389
Sanan Optoelectronics Co. Ltd., A Shares	1,100	5,776
Sany Heavy Industry Co. Ltd., A Shares	1,600	5,741
Seazen Group Ltd.(a)	6,036	4,787
SF Holding Co. Ltd., A Shares	500	5,050
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares(c)	4,618	7,872
Shanghai Flyco Electrical Appliance Co. Ltd., A Shares	1,100	6,850
Shanghai Fosun Pharmaceutical Group Co. Ltd., H Shares(c)	1,294	6,105
Shanghai International Airport Co. Ltd., A Shares(a)	500	4,125
Shanghai Jahwa United Co. Ltd., A Shares	400	2,996
Shanghai Pharmaceuticals Holding Co. Ltd., H Shares	2,158	3,956
Shanghai Pudong Development Bank Co. Ltd., A Shares	4,700	6,566
Shanghai Zhenhua Heavy Industries Co. Ltd., B Shares(a)	40,300	10,639
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., A Shares	240	11,307
Shenzhen Agricultural Products Group Co. Ltd., A Shares	6,100	6,615
Shenzhen Huaqiang Industry Co. Ltd., A Shares .	2,100	4,791
Shenzhen Inovance Technology Co. Ltd., A Shares	650	6,626
Shenzhen International Holdings Ltd.	2,901	3,502
Shenzhen Investment Ltd.(c)	7,544	1,852
Shenzhen Kaifa Technology Co. Ltd., A Shares	2,300	5,319
Shenzhen Kangtai Biological Products Co. Ltd., A Shares	200	3,571
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares	155	9,109
Shenzhen MTC Co. Ltd., A Shares(a)	4,600	3,522

	Shares	Value
China-(continued)
Shenzhen Neptunus Bioengineering Co. Ltd., A Shares(a)	12,200	$5,910
Shenzhou International Group Holdings Ltd.	1,220	26,316
Shimao Group Holdings Ltd.(c)	2,094	3,295
Shimao Services Holdings Ltd.(b)(c)	2,000	3,815
Sieyuan Electric Co. Ltd., A Shares	1,100	7,122
Silergy Corp.	105	17,293
Sino Biopharmaceutical Ltd.(c)	16,261	12,040
Sinopec Oilfield Service Corp., A Shares(a)	18,000	6,357
Sinopharm Group Co. Ltd., H Shares(c)	1,758	4,194
Sinotruk Hong Kong Ltd.	2,003	2,765
Smoore International Holdings Ltd.(b)	2,960	14,193
Sun Art Retail Group Ltd.(c)	4,500	2,649
Sunac China Holdings Ltd.	4,090	8,812
Sunac Services Holdings Ltd.(a)(b)	1,000	2,029
Sungrow Power Supply Co. Ltd., A Shares	200	5,129
Sunny Optical Technology Group Co. Ltd.(c)	1,204	32,534
TAL Education Group, ADR(a)	733	2,998
Tencent Holdings Ltd.	9,509	587,968
Tencent Music Entertainment Group, ADR(a)	998	7,844
Tongcheng-Elong Holdings Ltd.(a)(b)	2,367	5,301
Tongwei Co. Ltd., A Shares	800	7,155
Topsec Technologies Group, Inc., A Shares	2,100	6,058
Topsports International Holdings Ltd.(b)(c)	4,000	4,864
TravelSky Technology Ltd., H Shares	2,000	3,743
Trip.com Group Ltd., ADR(a)	842	24,048
Tsingtao Brewery Co. Ltd., H Shares	892	7,757
Vipshop Holdings Ltd., ADR(a)	730	8,147
Wanhua Chemical Group Co. Ltd., A Shares	500	8,241
Weibo Corp., ADR(a)	106	4,768
Weichai Power Co. Ltd., H Shares	4,346	7,810
Will Semiconductor Co. Ltd., A Shares	200	8,313
Wingtech Technology Co. Ltd., A Shares	400	6,861
Wuliangye Yibin Co. Ltd., A Shares	400	13,533
WuXi AppTec Co. Ltd., H Shares(b)	608	12,998
Wuxi Biologics Cayman, Inc.(a)(b)	5,325	81,048
Xinhua Winshare Publishing and Media Co. Ltd., H Shares	6,000	4,396
Xinjiang Goldwind Science & Technology Co. Ltd., A Shares	2,700	7,818
Xinyi Solar Holdings Ltd.(c)	7,162	14,989
XPeng, Inc., ADR(a)	764	35,625
Yadea Group Holdings Ltd.(b)(c)	1,604	2,763
Yangzijiang Shipbuilding Holdings Ltd.	4,071	4,287
Yanlord Land Group Ltd.	3,128	2,598
Yantai Eddie Precision Machinery Co. Ltd., A Shares	820	4,577
Yanzhou Coal Mining Co. Ltd., H Shares(c)	5,007	7,428
Yihai International Holding Ltd.(a)	961	5,652
Yonyou Network Technology Co. Ltd., A Shares	930	4,621
Yunnan Baiyao Group Co. Ltd., A Shares	300	4,200
Yunnan Energy New Material Co. Ltd., A Shares	100	4,559
Zai Lab Ltd., ADR(a)	100	10,440
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., A Shares	100	6,453
Zhefu Holding Group Co. Ltd., A Shares	7,500	8,392
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., A Shares	600	7,164
Zhengqi Holdings Co. Ltd., Rts., TBA(a)(d)	15	0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2021

	Shares	Value
China-(continued)
ZhongAn Online P&C Insurance Co. Ltd., H Shares(a)(b)(c)	750	$2,753
Zhongsheng Group Holdings Ltd.	1,366	12,353
Zhuzhou CRRC Times Electric Co. Ltd., H Shares(a)	1,125	5,394
Zijin Mining Group Co. Ltd., H Shares	10,924	15,222
Zoomlion Heavy Industry Science and Technology Co. Ltd., H Shares	4,186	3,024
ZTE Corp., H Shares	1,737	5,225
ZTO Express Cayman, Inc., ADR	307	9,004

		4,346,831

Colombia-0.25%
Bancolombia S.A.	482	4,278
Bancolombia S.A., Preference Shares	786	7,000
Cementos Argos S.A.	999	1,672
Ecopetrol S.A.	7,638	5,730
Grupo Argos S.A.	499	1,551
Grupo de Inversiones Suramericana S.A.	496	2,869
Interconexion Electrica S.A. ESP	838	4,993

		28,093

Czech Republic-0.14%
CEZ A.S.	156	5,155
Komercni banka A.S.(a)	130	5,049
Moneta Money Bank A.S.(a)(b)	1,085	4,246
O2 Czech Republic A.S.(a)	106	1,218

		15,668

Egypt-0.18%
Commercial International Bank Egypt S.A.E.(a)	2,368	7,689
Eastern Co. S.A.E.	1,723	1,272
Egypt Kuwait Holding Co. S.A.E.(a)	6,410	8,840
Fawry for Banking & Payment Technology Services SAE(a)	2,810	2,690

		20,491

Greece-0.32%
Alpha Services and Holdings S.A.(a)	3,796	4,826
Eurobank Ergasias Services and Holdings S.A.(a)	3,741	3,911
Hellenic Petroleum S.A.	142	979
Hellenic Telecommunications Organization S.A.	424	7,507
JUMBO S.A.	206	3,061
Motor Oil Hellas Corinth Refineries S.A.(a)	122	2,073
Mytilineos S.A.	202	3,686
National Bank of Greece S.A.(a)	1,091	3,434
OPAP S.A.	348	5,417
Piraeus Financial Holdings S.A.(a)	603	1,026
Public Power Corp. S.A.(a)	21	228
Terna Energy S.A.	25	338

		36,486

Hong Kong-0.11%
Alibaba Pictures Group Ltd.(a)(c)	45,836	4,890
Kingboard Laminates Holdings Ltd.	1,960	3,074
Nine Dragons Paper Holdings Ltd.(a)	3,701	4,653

		12,617

Hungary-0.32%
Gedeon Richter PLC	258	7,234
Magyar Telekom Telecommunications PLC	945	1,304

	Shares	Value
Hungary-(continued)
MOL Hungarian Oil & Gas PLC	737	$6,304
OTP Bank Nyrt(a)	360	21,642

		36,484

India-6.72%
Axis Bank Ltd., GDR(a)(b)	1,287	69,884
Dr. Reddy’s Laboratories Ltd., ADR	602	36,987
GAIL (India) Ltd., GDR(b)	11,660	142,252
Infosys Ltd., ADR	4,062	90,501
Larsen & Toubro Ltd., GDR(b)(c)	2,879	70,248
Mahindra & Mahindra Ltd., GDR(b)	3,709	44,508
Reliance Industries Ltd., GDR(b)	1,627	110,636
State Bank of India, GDR(b)	869	58,744
Tata Motors Ltd., ADR(a)(c)	1,323	41,780
Tata Steel Ltd., GDR(b)	3,259	58,662
Wipro Ltd., ADR	4,482	40,159

		764,361

Indonesia-1.65%
PT Adaro Energy Tbk	15,285	1,812
PT Astra International Tbk	29,207	12,421
PT Bank Central Asia Tbk	77,230	40,748
PT Bank Mandiri (Persero) Tbk	31,767	16,088
PT Bank Negara Indonesia (Persero) Tbk	14,011	6,923
PT Bank Rakyat Indonesia (Persero) Tbk	97,388	29,215
PT Bank Syariah Indonesia Tbk(a)	4,600	685
PT Barito Pacific Tbk	51,383	3,391
PT Bukit Asam Tbk	8,073	1,527
PT Bumi Serpong Damai Tbk(a)	10,500	823
PT Charoen Pokphand Indonesia Tbk	13,269	5,807
PT Gudang Garam Tbk	912	2,156
PT Hanjaya Mandala Sampoerna Tbk	20,390	1,490
PT Indah Kiat Pulp & Paper Corp. Tbk	4,712	2,819
PT Indocement Tunggal Prakarsa Tbk	2,552	2,130
PT Indofood CBP Sukses Makmur Tbk	4,872	3,026
PT Indofood Sukses Makmur Tbk	8,654	3,879
PT Jasa Marga (Persero) Tbk(a)	3,500	1,038
PT Kalbe Farma Tbk	33,966	3,836
PT Media Nusantara Citra Tbk	1,800	114
PT Sarana Menara Nusantara Tbk	34,700	2,841
PT Semen Indonesia (Persero) Tbk	5,637	3,621
PT Smartfren Telecom Tbk(a)	179,900	1,371
PT Surya Citra Media Tbk(a)	68,895	2,042
PT Telkom Indonesia (Persero) Tbk	81,354	21,821
PT Tower Bersama Infrastructure Tbk	18,024	3,740
PT Unilever Indonesia Tbk	10,897	3,400
PT United Tractors Tbk	2,900	4,820
PT Vale Indonesia Tbk	5,060	1,732
PT XL Axiata Tbk	10,500	2,283

		187,599

Kuwait-0.67%
Agility Public Warehousing Co. KSC	2,039	6,764
Boubyan Bank KSCP(a)	1,659	4,304
Boubyan Petrochemicals Co. KSCP	1,167	3,562
Gulf Bank KSCP	3,058	2,495
Humansoft Holding Co. KSC	170	1,888
Kuwait Finance House KSCP	5,727	15,806
Mabanee Co. K.P.S.C.	981	2,561

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2021

	Shares	Value
Kuwait-(continued)
Mobile Telecommunications Co. KSCP	1,375	$2,719
National Bank of Kuwait SAKP	11,086	36,408

		76,507

Luxembourg-0.02%
Reinet Investments S.C.A.	150	2,721

Malaysia-1.96%
AirAsia Group Bhd.(a)	3,400	952
Alliance Bank Malaysia Bhd.	1,988	1,320
AMMB Holdings Bhd.(a)	4,888	3,966
Axiata Group Bhd.	8,317	7,933
British American Tobacco Malaysia Bhd.	374	1,364
CIMB Group Holdings Bhd.	13,147	16,573
Dialog Group Bhd.	8,393	5,736
DiGi.Com Bhd.	8,384	8,564
FGV Holdings Bhd.	4,777	1,730
Fraser & Neave Holdings Bhd.	352	2,300
Genting Bhd.	4,381	5,480
Genting Malaysia Bhd.	5,176	3,962
HAP Seng Consolidated Bhd.	1,164	2,204
Hartalega Holdings Bhd.	3,089	4,371
Hong Leong Bank Bhd.	1,161	5,277
Hong Leong Financial Group Bhd.	420	1,860
IHH Healthcare Bhd.	5,600	8,844
IOI Corp. Bhd.	5,956	5,653
IOI Properties Group Bhd.	4,783	1,478
Kuala Lumpur Kepong Bhd.	406	2,120
Malayan Banking Bhd.	7,082	13,767
Malaysia Airports Holdings Bhd.(a)	1,660	2,598
Maxis Bhd.	4,830	5,447
MISC Bhd.	2,460	4,200
Nestle Malaysia Bhd.	170	5,522
Petronas Chemicals Group Bhd.	5,602	11,756
Petronas Dagangan Bhd.	420	2,065
PPB Group Bhd.	1,183	5,194
Press Metal Aluminium Holdings Bhd.	6,094	8,182
Public Bank Bhd.	24,370	24,541
QL Resources Bhd.	2,349	2,865
RHB Bank Bhd.	3,276	4,414
Sime Darby Bhd.	7,079	3,881
Sime Darby Plantation Bhd.	6,045	5,854
Sime Darby Property Bhd.	9,149	1,602
Supermax Corp. Bhd.	3,000	1,391
Telekom Malaysia Bhd.	1,617	2,261
Tenaga Nasional Bhd.	6,547	15,273
Top Glove Corp. Bhd.	8,768	5,759
Westports Holdings Bhd.	2,455	2,650
YTL Corp. Bhd.	11,893	1,809

		222,718

Mexico-2.40%
Alfa S.A.B. de C.V., Class A	4,233	3,072
Alpek S.A.B. de C.V.	200	219
America Movil S.A.B. de C.V., Series L	49,399	44,126
Arca Continental S.A.B. de C.V.	732	4,473
Banco del Bajio S.A.(b)	1,200	2,258
Becle S.A.B. de C.V.	1,155	2,646
Cemex S.A.B. de C.V., Series CPO(a)(e)	22,956	14,795
Coca-Cola FEMSA S.A.B. de C.V., Series L	895	4,834

	Shares	Value
Mexico-(continued)
Controladora Vuela Cia de Aviacion S.A.B. de C.V., Class A(a)	2,600	$4,740
El Puerto de Liverpool S.A.B. de C.V., Series C-1(c)	416	1,845
Fibra Uno Administracion S.A. de C.V.	4,221	4,204
Fomento Economico Mexicano, S.A.B. de C.V., Series CPO(f)	3,011	24,809
GCC SAB de C.V.	300	2,237
Gruma S.A.B. de C.V., Class B(c)	407	4,790
Grupo Aeroportuario del Centro Norte S.A.B. de C.V.(a)	616	3,725
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B(c)	624	7,883
Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B	252	5,093
Grupo Bimbo S.A.B. de C.V., Series A	4,492	13,325
Grupo Carso S.A.B. de C.V., Series A1	888	2,993
Grupo Elektra S.A.B. de C.V.	92	7,080
Grupo Financiero Banorte S.A.B. de C.V., Class O	4,750	30,140
Grupo Financiero Inbursa S.A.B. de C.V., Class O(a)	4,784	4,814
Grupo Mexico S.A.B. de C.V., Class B	5,205	22,884
Grupo Televisa S.A.B., Series CPO(g)	4,330	8,810
Industrias Penoles S.A.B. de C.V.(a)	232	2,981
Kimberly-Clark de Mexico S.A.B. de C.V., Class A	2,519	3,994
Megacable Holdings S.A.B. de C.V., Series CPO(h)	416	1,228
Orbia Advance Corp. S.A.B. de C.V.	1,936	5,043
Promotora y Operadora de Infraestructura S.A.B de C.V.	329	2,425
Telesites S.A.B. de C.V.	4,408	4,030
Wal-Mart de Mexico S.A.B. de C.V., Series V	7,777	27,185

		272,681

Philippines-0.93%
Aboitiz Power Corp.	3,670	2,340
Alliance Global Group, Inc.	8,830	1,822
Ayala Corp.	404	6,916
Ayala Land, Inc.	12,704	8,846
Bank of the Philippine Islands	3,472	5,989
BDO Unibank, Inc.	3,720	9,158
Bloomberry Resorts Corp.(a)	3,600	486
DMCI Holdings, Inc.	4,700	741
Globe Telecom, Inc.	40	2,377
GT Capital Holdings, Inc.	208	2,331
International Container Terminal Services, Inc.	1,553	5,545
JG Summit Holdings, Inc.	5,249	6,268
Jollibee Foods Corp.	648	3,023
LT Group, Inc.	4,832	964
Manila Electric Co.	444	2,528
Megaworld Corp.	25,765	1,569
Metro Pacific Investments Corp.	31,843	2,369
Metropolitan Bank & Trust Co.	3,726	3,526
PLDT, Inc.	209	6,808
San Miguel Corp.	567	1,315
San Miguel Food and Beverage, Inc.	949	1,431
Semirara Mining & Power Corp.	1,400	722
SM Investments Corp.	767	14,683

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2021

	Shares	Value
Philippines-(continued)
SM Prime Holdings, Inc.	16,328	$10,721
Universal Robina Corp.	1,353	3,704

		106,182

Qatar-0.98%
Barwa Real Estate Co.	3,358	2,905
Commercial Bank P.S.Q.C. (The)	3,493	5,862
Doha Bank Q.P.S.C.	2,677	2,120
Industries Qatar Q.S.C.	2,643	11,513
Masraf Al Rayan Q.S.C.	6,474	8,490
Mesaieed Petrochemical Holding Co. Q.P.S.C.	7,637	5,034
Ooredoo Q.P.S.C.	902	1,714
Qatar Aluminum Manufacturing Co.	4,819	2,510
Qatar Electricity & Water Co. Q.S.C.	886	4,088
Qatar Fuel Co. Q.P.S.C.	554	2,798
Qatar Gas Transport Co. Ltd.	4,784	4,270
Qatar Insurance Co. (S.A.Q.)(a)	2,820	1,898
Qatar International Islamic Bank Q.S.C.	1,308	3,517
Qatar Islamic Bank (S.A.Q)	2,040	10,321
Qatar National Bank Q.P.S.C.	7,430	41,833
United Development Co. Q.S.C.	3,058	1,304
Vodafone Qatar Q.S.C.	2,903	1,292

		111,469

Romania-0.04%
NEPI Rockcastle PLC.	619	4,170

Russia-3.78%
Aeroflot PJSC(a)	5,333	5,169
Alrosa PJSC	3,816	6,718
Gazprom PJSC	15,842	78,124
Inter RAO UES PJSC	61,223	4,145
Lukoil PJSC	638	65,089
Magnit PJSC	130	11,847
Magnitogorsk Iron & Steel Works PJSC	2,624	2,447
MMC Norilsk Nickel PJSC	83	25,880
Mobile TeleSystems PJSC	1,645	7,188
Moscow Exchange MICEX-RTS PJSC	2,536	6,213
Novatek PJSC	1,747	44,275
Novolipetsk Steel PJSC	1,662	5,238
PhosAgro PJSC	85	6,710
Polyus PJSC	48	9,521
Raspadskaya OJSC	390	2,370
Rosneft Oil Co. PJSC	1,523	13,663
Rostelecom PJSC	1,754	2,304
RusHydro PJSC	166,776	1,911
Sberbank of Russia PJSC	14,480	72,666
Severstal PAO	325	7,378
Sistema PJSFC	11,510	4,373
Surgutneftegas PJSC	11,999	5,768
Surgutneftegas PJSC, Preference Shares	10,928	5,948
Tatneft PJSC	2,739	20,901
Transneft PJSC, Preference Shares	1	2,143
United Co. RUSAL International PJSC(a)	5,170	5,243
VTB Bank PJSC	9,276,526	6,915

		430,147

Saudi Arabia-3.97%
Abdullah Al Othaim Markets Co.	107	3,303
Advanced Petrochemical Co.	524	10,394
Al Rajhi Bank	1,698	62,743
Almarai Co. JSC	154	2,172

	Shares	Value
Saudi Arabia-(continued)
Arab National Bank	784	$4,811
Arabian Centres Co. Ltd.	732	4,976
Bank AlBilad(a)	1,068	12,016
Banque Saudi Fransi	966	10,881
Bupa Arabia for Cooperative Insurance Co.	205	7,903
Company for Cooperative Insurance (The)	252	5,778
Dallah Healthcare Co.	230	4,445
Dr Sulaiman Al Habib Medical Services Group Co.	103	4,553
Emaar Economic City(a)	1,043	3,531
Etihad Etisalat Co.	304	2,452
Fawaz Abdulaziz Al Hokair & Co.(a)	514	2,634
Jarir Marketing Co.	175	9,462
Mobile Telecommunications Co.(a)	1,334	4,830
Mouwasat Medical Services Co.	95	4,554
National Industrialization Co.(a)	976	6,479
National Petrochemical Co.	509	6,527
Qassim Cement Co. (The)	210	4,568
Rabigh Refining & Petrochemical Co.(a)	259	1,968
Riyad Bank	1,673	13,180
SABIC Agri-Nutrients Co.	478	20,899
Sahara International Petrochemical Co.	990	11,587
Saudi Airlines Catering Co.(a)	332	8,409
Saudi Arabian Mining Co.(a)	672	14,619
Saudi Arabian Oil Co.(b)	2,403	24,184
Saudi Basic Industries Corp.	985	33,876
Saudi British Bank (The)	1,459	12,894
Saudi Cement Co.	241	3,804
Saudi Electricity Co.	684	5,197
Saudi Ground Services Co.(a)	360	3,580
Saudi Industrial Investment Group	656	6,620
Saudi Kayan Petrochemical Co.(a)	1,719	9,331
Saudi National Bank (The)	3,054	53,656
Saudi Research & Media Group(a)	105	4,731
Saudi Telecom Co	707	22,053
Saudia Dairy & Foodstuff Co.	142	6,209
Savola Group (The)	257	2,508
Southern Province Cement Co.	349	6,662
Yanbu National Petrochemical Co., Class A	281	5,701

		450,680

South Africa-3.72%
Absa Group Ltd.	1,154	10,629
African Rainbow Minerals Ltd.	202	2,705
Anglo American Platinum Ltd.	93	9,443
Aspen Pharmacare Holdings Ltd.	655	10,482
AVI Ltd.(c)	377	1,962
Barloworld Ltd.	420	3,545
Bid Corp. Ltd.	539	11,625
Bidvest Group Ltd. (The)	617	7,769
Capitec Bank Holdings Ltd.	128	14,373
Clicks Group Ltd.	464	8,512
Coronation Fund Managers Ltd.	572	1,905
Dis-Chem Pharmacies Ltd.(b)	1,309	2,751
Discovery Ltd.(a)	679	6,251
Distell Group Holdings Ltd.(a)	140	1,683
Exxaro Resources Ltd.	258	2,839
FirstRand Ltd.	7,599	29,001
Fortress REIT Ltd., Class A	2,267	1,984
Foschini Group Ltd. (The)(a)	430	3,669

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2021

	Shares	Value
South Africa-(continued)
Gold Fields Ltd.	1,455	$13,718
Growthpoint Properties Ltd.	5,368	4,577
Harmony Gold Mining Co. Ltd.	905	3,304
Impala Platinum Holdings Ltd.	1,206	15,709
Investec Ltd.	429	1,976
Kumba Iron Ore Ltd.	109	3,329
Liberty Holdings Ltd.(a)	258	1,532
Life Healthcare Group Holdings Ltd.(a)	2,776	4,442
Momentum Metropolitan Holdings	1,541	1,993
Mr Price Group Ltd.	364	4,788
MTN Group Ltd.(a)	2,831	25,512
MultiChoice Group(c)	799	6,385
Naspers Ltd., Class N	325	55,381
Nedbank Group Ltd.(c)	562	6,430
Netcare Ltd.(a)	2,922	3,251
Northam Platinum Holdings Ltd.(a)	536	8,066
Old Mutual Ltd.	4,668	4,788
Pepkor Holdings Ltd.(a)(b)	1,503	2,376
Pick n Pay Stores Ltd.	574	2,254
Rand Merchant Investment Holdings Ltd.(c)	1,515	4,068
Redefine Properties Ltd.(a)	8,068	2,389
Remgro Ltd.	987	8,742
Resilient REIT Ltd.	468	1,724
Royal Bafokeng Platinum Ltd.	333	2,400
Sanlam Ltd.	2,874	11,865
Santam Ltd.	131	2,189
Sappi Ltd.(a)	1,118	3,430
Sasol Ltd.(a)	882	14,890
Shoprite Holdings Ltd.	885	10,567
Sibanye Stillwater Ltd.(c)	4,455	15,633
SPAR Group Ltd. (The)	340	4,361
Standard Bank Group Ltd.(c)	2,040	18,176
Telkom S.A. SOC Ltd.(a)	639	2,133
Tiger Brands Ltd.	328	4,158
Truworths International Ltd.	893	3,168
Vodacom Group Ltd.	742	6,618
Woolworths Holdings Ltd.	1,462	5,185

		422,635

Taiwan-16.55%
Accton Technology Corp.	1,001	8,765
Acer, Inc.	5,145	4,810
Advantech Co. Ltd.	763	9,960
ASE Technology Holding Co. Ltd.	5,728	20,557
Asia Cement Corp.	3,972	6,328
ASMedia Technology, Inc.	76	4,441
Asustek Computer, Inc.	945	11,996
AU Optronics Corp.	14,691	10,143
Capital Securities Corp.	4,241	2,310
Catcher Technology Co. Ltd.	665	3,850
Cathay Financial Holding Co. Ltd.	13,300	27,788
Chailease Holding Co. Ltd.	1,858	17,773
Chang Hwa Commercial Bank Ltd.	12,153	7,167
Cheng Shin Rubber Industry Co. Ltd.	3,887	4,766
Chicony Electronics Co. Ltd.	2,083	5,947
China Airlines Ltd.(a)	3,764	2,328
China Development Financial Holding Corp.	20,241	10,336
China Steel Corp.	20,603	24,894
Chunghwa Telecom Co. Ltd.	5,916	23,508
Compal Electronics, Inc.	7,687	6,759

	Shares	Value
Taiwan-(continued)
CTBC Financial Holding Co. Ltd.	25,821	$21,542
Delta Electronics, Inc.	3,594	31,664
E.Sun Financial Holding Co. Ltd.	17,170	16,393
Eclat Textile Co. Ltd.	282	6,155
ENNOSTAR, Inc.(a)	1,373	3,604
Eva Airways Corp.(a)	4,125	2,796
Evergreen Marine Corp. Taiwan Ltd.	4,192	14,999
Far Eastern International Bank	3,694	1,388
Far Eastern New Century Corp.	7,789	8,151
Far EasTone Telecommunications Co. Ltd.	3,264	7,183
Feng TAY Enterprise Co. Ltd.	854	6,633
First Financial Holding Co. Ltd.	16,460	13,555
Formosa Chemicals & Fibre Corp.	5,470	15,835
Formosa Petrochemical Corp.	1,145	4,117
Formosa Plastics Corp.	7,867	30,412
Formosa Taffeta Co. Ltd.	3,535	3,814
Foxconn Technology Co. Ltd.	1,991	4,926
Fubon Financial Holding Co. Ltd.	12,871	34,065
Giant Manufacturing Co. Ltd.	379	4,395
Globalwafers Co. Ltd.	378	10,331
Hiwin Technologies Corp.	414	4,600
Hon Hai Precision Industry Co. Ltd.	18,440	70,952
Hotai Motor Co. Ltd.	439	9,661
HTC Corp.(a)	3,379	7,971
Hua Nan Financial Holdings Co. Ltd.	14,842	10,861
Innolux Corp.	14,000	8,407
Inventec Corp.	5,466	5,219
Largan Precision Co. Ltd.	180	13,399
Lite-On Technology Corp.	2,846	6,274
MediaTek, Inc.	2,304	75,644
Mega Financial Holding Co. Ltd.	16,848	20,236
Micro-Star International Co. Ltd.	1,324	6,666
momo.com, Inc.	91	5,858
Nan Ya Plastics Corp.	8,050	24,635
Nan Ya Printed Circuit Board Corp.	395	6,967
Nien Made Enterprise Co. Ltd.	135	1,854
Novatek Microelectronics Corp.	973	14,538
Oneness Biotech Co. Ltd.(a)	356	3,354
Pegatron Corp.	2,910	7,116
Pou Chen Corp.	4,194	5,143
President Chain Store Corp.	1,057	10,681
Quanta Computer, Inc.	4,516	12,667
Realtek Semiconductor Corp.	843	15,127
Shanghai Commercial & Savings Bank Ltd. (The)	5,884	9,310
Shin Kong Financial Holding Co. Ltd.	20,108	7,093
Sino-American Silicon Products, Inc.	714	4,866
SinoPac Financial Holdings Co. Ltd.	19,887	10,119
Synnex Technology International Corp.	3,674	7,108
Taishin Financial Holding Co. Ltd.	13,304	8,731
Taiwan Business Bank	8,730	2,970
Taiwan Cement Corp.	7,343	12,741
Taiwan Cooperative Financial Holding Co. Ltd.	16,775	13,633
Taiwan Fertilizer Co. Ltd.	2,552	6,231
Taiwan Glass Industry Corp.	2,939	2,885
Taiwan Mobile Co. Ltd.	1,752	6,181
Taiwan Semiconductor Manufacturing Co. Ltd.	37,927	804,679
Teco Electric and Machinery Co. Ltd.	4,664	5,057
Transcend Information, Inc.	2,000	4,855
U-Ming Marine Transport Corp.	1,000	1,892

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2021

	Shares	Value
Taiwan-(continued)
Unimicron Technology Corp.	2,086	$14,252
Uni-President Enterprises Corp.	7,513	17,993
United Microelectronics Corp.	18,948	39,520
Vanguard International Semiconductor Corp.	1,713	8,901
Voltronic Power Technology Corp.	93	5,434
Walsin Lihwa Corp.	5,145	4,801
Walsin Technology Corp.(a)	951	5,164
Wan Hai Lines Ltd.	1,351	7,773
Win Semiconductors Corp.	781	10,040
Winbond Electronics Corp.	4,000	3,783
Wistron Corp.	4,188	4,398
Wiwynn Corp.	186	5,946
Yageo Corp.(a)	763	11,908
Yang Ming Marine Transport Corp.(a)	2,505	8,693
Yuanta Financial Holding Co. Ltd.	19,951	17,721
Zhen Ding Technology Holding Ltd.	609	2,102

		1,880,994

Tanzania-0.12%
AngloGold Ashanti Ltd.	710	13,326

Thailand-2.28%
Advanced Info Service PCL, NVDR	1,924	10,959
Airports of Thailand PCL, NVDR	7,613	14,798
Asset World Corp. PCL, NVDR(a)	13,723	1,886
B. Grimm Power PCL, NVDR	1,355	1,735
Bangkok Dusit Medical Services PCL, NVDR	15,568	11,025
Bangkok Expressway & Metro PCL, NVDR	15,548	4,217
Banpu PCL, NVDR	8,538	2,933
Berli Jucker PCL, NVDR	1,924	1,957
BTS Group Holdings PCL, NVDR	15,476	4,454
BTS Group Holdings PCL, Wts., expiring 09/05/2022(a)	584	25
BTS Group Holdings PCL, Wts., expiring 11/07/2024(a)	1,167	39
BTS Group Holdings PCL, Wts., expiring 11/20/2026(a)	2,335	63
Bumrungrad Hospital PCL, NVDR	616	2,701
Central Pattana PCL, NVDR	4,532	8,092
Charoen Pokphand Foods PCL, NVDR	6,430	4,893
CP ALL PCL, NVDR	8,702	16,784
Delta Electronics Thailand PCL, NVDR	456	5,717
Electricity Generating PCL, NVDR	504	2,711
Energy Absolute PCL, NVDR	3,675	7,254
Global Power Synergy PCL, NVDR	1,279	3,006
Gulf Energy Development PCL, NVDR	7,613	9,923
Home Product Center PCL, NVDR	11,134	4,899
Indorama Ventures PCL, NVDR	3,774	4,777
Intouch Holdings PCL, NVDR	4,335	9,831
IRPC PCL, NVDR	19,925	2,582
Krung Thai Bank PCL, NVDR	9,581	3,320
Krungthai Card PCL, NVDR	2,736	4,762
Land & Houses PCL, NVDR	12,945	3,296
Minor International PCL, NVDR(a)	7,034	6,942
Muangthai Capital PCL, NVDR	1,409	2,569
Osotspa PCL, NVDR	2,300	2,270
PTT Exploration & Production PCL, NVDR	2,074	7,344
PTT Global Chemical PCL, NVDR	4,243	8,024
PTT PCL, NVDR	22,051	25,252
Ratch Group PCL, NVDR	1,471	2,017
Siam Cement PCL (The), NVDR	1,451	17,273

	Shares	Value
Thailand-(continued)
Siam Commercial Bank PCL (The), NVDR	4,420	$16,784
Siam Makro PCL, NVDR	2,884	4,172
Srisawad Corp. PCL, NVDR	1,290	2,488
Thai Oil PCL, NVDR	1,932	3,246
Thai Union Group PCL, NVDR	5,726	3,607
TMBThanachart Bank PCL, NVDR	70,087	2,450
Total Access Communication PCL, NVDR	2,672	3,080
True Corp. PCL, NVDR	27,557	3,372

		259,529

Turkey-0.43%
Akbank T.A.S.	4,227	2,576
Anadolu Efes Biracilik ve Malt Sanayii A.S.	884	2,041
Arcelik A.S.	409	1,433
Aselsan Elektronik Sanayi Ve Ticaret A.S.	1,247	2,131
BIM Birlesik Magazalar A.S.	865	5,591
Coca-Cola Icecek A.S.	183	1,620
Enka Insaat ve Sanayi A.S.	1,894	2,166
Eregli Demir ve Celik Fabrikalari TAS	2,106	4,313
Ford Otomotiv Sanayi A.S.	115	2,220
Gubre Fabrikalari TAS(a)	320	2,288
Haci Omer Sabanci Holding A.S.	2,060	2,382
KOC Holding A.S.	1,527	3,745
Koza Altin Isletmeleri A.S.(a)	21	234
Petkim Petrokimya Holding A.S.(a)	2,608	1,771
Sasa Polyester Sanayi A.S.(a)	319	1,030
Turk Hava Yollari AO(a)	2,109	3,284
Turkcell Iletisim Hizmetleri A.S.	1,830	2,910
Turkiye Garanti Bankasi A.S.	2,560	2,622
Turkiye Is Bankasi A.S., Class C	2,601	1,523
Turkiye Petrol Rafinerileri A.S.(a)	146	2,123
Turkiye Sise ve Cam Fabrikalari A.S.	1,458	1,313

		49,316

United Arab Emirates-0.97%
Abu Dhabi Commercial Bank PJSC	4,669	10,550
Abu Dhabi Islamic Bank PJSC	1,601	2,546
Abu Dhabi National Oil Co. for Distribution PJSC	695	810
ADNOC Drilling Co. PJSC	1,821	1,477
Air Arabia PJSC(a)	10,986	4,157
Aldar Properties PJSC	6,788	7,466
Dana Gas PJSC	6,024	1,689
Dubai Investments PJSC	3,672	1,700
Dubai Islamic Bank PJSC	3,188	4,435
Emaar Development PJSC(a)	3,536	3,754
Emaar Malls PJSC(a)	3,532	1,923
Emaar Properties PJSC	5,047	5,510
Emirates NBD Bank PJSC	2,527	9,597
Emirates Telecommunications Group Co. PJSC	3,066	21,369
First Abu Dhabi Bank PJSC	6,851	33,237

		110,220

United States-0.17%
JBS S.A.	1,618	11,209
Parade Technologies Ltd.	124	7,959

		19,168

Total Common Stocks & Other Equity Interests (Cost $10,364,295)		10,509,165

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2021

	Shares	Value
Exchange-Traded Funds-7.34%
India-7.34%
Invesco India ETF(i)	18,434	$518,180
iShares MSCI India ETF	6,470	315,995

Total Exchange-Traded Funds (Cost $702,898)		834,175

Money Market Funds-0.68%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(i)(j) (Cost $76,781)	76,781	76,781

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.47% (Cost $11,143,974)		11,420,121

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-3.54%
Invesco Private Government Fund, 0.02%(i)(j)(k)	120,790	$120,790
Invesco Private Prime Fund, 0.11%(i)(j)(k)	281,730	281,842

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $402,632)		402,632

TOTAL INVESTMENTS IN SECURITIES-104.01% (Cost $11,546,606)		11,822,753
OTHER ASSETS LESS LIABILITIES-(4.01)%		(455,877)

NET ASSETS-100.00%		$11,366,876

Investment Abbreviations:

ADR-American Depositary Receipt

CPO-Certificates of Ordinary Participation

GDR-Global Depositary Receipt

NVDR-Non-Voting Depositary Receipt

REIT-Real Estate Investment Trust

Rts.-Rights

TBA-To Be Announced

Wts.-Warrants

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $1,175,598, which represented 10.34% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2021.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)	Each CPO for Cemex S.A.B. de C.V. represents two Series A shares and one Series B share.
(f)	Each CPO for Fomento Economico Mexicano, S.A.B. de C.V. represents one Series B share and four Series D shares.
(g)	Each CPO for Grupo Televisa S.A.B. represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(h)	Each CPO for Megacable Holdings S.A.B. de C.V. represents two Series shares.
(i)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income

Invesco India ETF	$110,818	$ 442,888	$(124,070)	$85,577	$2,967	$518,180	$3,711
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	515	3,148,562	(3,072,296)	-	-	76,781	9
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	8,324	722,821	(610,355)	-	-	120,790	6	*

Invesco Private Prime Fund	12,486	1,218,243	(948,889)	-	2	281,842	77	*

Total	$132,143	$5,532,514	$(4,755,610)	$85,577	$2,969	$997,593	$3,803

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)–(continued)

October 31, 2021

(j)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(k)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Statement of Assets and Liabilities

October 31, 2021

	Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)	Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)	Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)
Assets:
Unaffiliated investments in securities, at value(a)	$52,763,048	$70,364,788	$10,825,160
Affiliated investments in securities, at value	5,204,897	1,279,968	997,593
Foreign currencies, at value	-	-	11,741
Deposits with brokers:
Cash segregated as collateral	420,549	6,148,802	-
Receivable for:
Dividends and interest	51,464	33,999	4,227
Securities lending	105	239	141
Investments sold	1,182,568	28,095	24,139
Fund shares sold	-	1,151,570	-
Foreign tax reclaims	-	3,650	-

Total assets	59,622,631	79,011,111	11,863,001

Liabilities:
Due to custodian	23,740	-	-
Due to foreign custodian	-	5,573	-
Payable for:
Investments purchased	1,205,839	1,175,347	92,490
Collateral upon return of securities loaned	5,144,346	1,119,186	402,632
Collateral upon receipt of securities in-kind	420,549	6,148,802	-
Accrued unitary management fees	2,641	994	1,003

Total liabilities	6,797,115	8,449,902	496,125

Net Assets	$52,825,516	$70,561,209	$11,366,876

Net assets consist of:
Shares of beneficial interest	$52,022,958	$69,926,110	$11,281,491
Distributable earnings	802,558	635,099	85,385

Net Assets	$52,825,516	$70,561,209	$11,366,876

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,980,001	2,400,001	400,001
Net asset value	$26.68	$29.40	$28.42

Market price	$26.70	$29.51	$28.36

Unaffiliated investments in securities, at cost	$52,317,559	$69,705,673	$10,625,549

Affiliated investments in securities, at cost	$5,204,897	$1,279,968	$921,057

Foreign currencies (due to foreign custodian), at cost	$-	$(5,574)	$11,739

(a)Includes securities on loan with an aggregate value of:	$5,036,273	$1,027,790	$380,581

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Statements of Operations

For the year ended October 31, 2021

	Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)	Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)	Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)
Investment income:
Unaffiliated interest income	$1,162,496	$-	$-
Unaffiliated dividend income	-	257,742	204,015
Affiliated dividend income	9	6	3,720
Non-cash dividend income	-	15,030	11,418
Securities lending income	121	2,482	1,772
Foreign withholding tax	-	(28,514)	(20,411)

Total investment income	1,162,626	246,746	200,514

Expenses:
Unitary management fees	18,775	6,088	10,281

Less: Waivers	(7)	(2)	(2,657)

Net expenses	18,768	6,086	7,624

Net investment income	1,143,858	240,660	192,890

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	13,876	(53,996)	(97,756)
Affiliated investment securities	-	6	2,969
In-kind redemptions	138,120	-	-
Foreign currencies	-	4,048	(1,740)

Net realized gain (loss)	151,996	(49,942)	(96,527)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	221,002	878,269	89,040
Affiliated investment securities	-	-	85,577
Foreign currencies	-	(448)	3

Change in net unrealized appreciation	221,002	877,821	174,620

Net realized and unrealized gain	372,998	827,879	78,093

Net increase in net assets resulting from operations	$1,516,856	$1,068,539	$270,983

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Statements of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)		Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)		Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)
	2021	2020	2021	2020	2021	2020
Operations:
Net investment income	$1,143,858	$144,573	$240,660	$52,798	$192,890	$54,773
Net realized gain (loss)	151,996	97,610	(49,942)	(23,892)	(96,527)	(71,408)
Change in net unrealized appreciation (depreciation)	221,002	188,262	877,821	(163,973)	174,620	178,125

Net increase (decrease) in net assets resulting from operations	1,516,856	430,445	1,068,539	(135,067)	270,983	161,490

Distributions to Shareholders from:
Distributable earnings	(872,608)	(88,376)	(176,508)	(53,056)	(157,773)	(75,266)

Shareholder Transactions:
Proceeds from shares sold	42,247,747	7,616,756	67,426,085	-	8,781,479	-
Value of shares repurchased	(2,936,202)	(2,555,886)	-	-	-	-

Net increase in net assets resulting from share transactions	39,311,545	5,060,870	67,426,085	-	8,781,479	-

Net increase (decrease) in net assets	39,955,793	5,402,939	68,318,116	(188,123)	8,894,689	86,224

Net assets:
Beginning of year	12,869,723	7,466,784	2,243,093	2,431,216	2,472,187	2,385,963

End of year	$52,825,516	$12,869,723	$70,561,209	$2,243,093	$11,366,876	$2,472,187

Changes in Shares Outstanding:
Shares sold	1,590,000	300,000	2,300,000	-	300,000	-
Shares repurchased	(110,000)	(100,000)	-	-	-	-
Shares outstanding, beginning of year	500,001	300,001	100,001	100,001	100,001	100,001

Shares outstanding, end of year	1,980,001	500,001	2,400,001	100,001	400,001	100,001

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Financial Highlights

Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)

	Years Ended October 31,					For the Period September 19, 2017(a) Through October 31, 2017
	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of period	$25.74	$24.89	$24.40		$24.99	$25.00

Net investment income(b)	1.12	0.35	0.59		0.63	0.06
Net realized and unrealized gain (loss) on investments	0.53	0.71	0.39		(0.55)	(0.07)

Total from investment operations	1.65	1.06	0.98		0.08	(0.01)

Distributions to shareholders from:
Net investment income	(0.69)	(0.21)	(0.49)		(0.67)	-
Net realized gains	(0.02)	-	-		-	-

Total distributions	(0.71)	(0.21)	(0.49)		(0.67)	-

Net asset value at end of period	$26.68	$25.74	$24.89		$24.40	$24.99

Market price at end of period(c)	$26.70	$25.75	$24.90		$24.40	$24.99

Net Asset Value Total Return(d)	6.46%	4.28%	4.04%		0.33%	(0.04	)%(e)
Market Price Total Return(d)	6.50%	4.28%	4.07%		0.33%	(0.04	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$52,826	$12,870	$7,467		$2,440	$2,499
Ratio to average net assets of:
Expenses	0.07%	0.07%	0.20	%(f)	0.07%	0.07	%(g)
Net investment income	4.26%	1.40%	2.39	%(f)	2.53%	2.22	%(g)
Portfolio turnover rate(h)	28%	29%	30%		19%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the Exchange) to October 31, 2017 was 0.12%. The market price total return from Fund Inception to October 31, 2017 was 0.12%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.13%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Financial Highlights–(continued)

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)

	Years Ended October 31,					For the Period September 19, 2017(a) Through October 31, 2017
	2021	2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of period	$22.43	$24.31	$22.80		$25.37	$25.00

Net investment income(b)	0.78	0.53	0.69		0.73	0.07
Net realized and unrealized gain (loss) on investments	6.78	(1.88)	1.61		(2.60)	0.30

Total from investment operations	7.56	(1.35)	2.30		(1.87)	0.37

Distributions to shareholders from:
Net investment income	(0.59)	(0.53)	(0.77)		(0.70)	-
Net realized gains	-	-	(0.02)		-	-

Total distributions	(0.59)	(0.53)	(0.79)		(0.70)	-

Net asset value at end of period	$29.40	$22.43	$24.31		$22.80	$25.37

Market price at end of period(c)	$29.51	$22.63	$24.35		$23.03	$25.54

Net Asset Value Total Return(d)	33.78%	(5.33)%	10.31%		(7.60)%	1.48	%(e)
Market Price Total Return(d)	33.09%	(4.66)%	9.37%		(7.30)%	2.16	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$70,561	$2,243	$2,431		$2,280	$2,537
Ratio to average net assets of:
Expenses	0.07%	0.07%	0.37	%(f)	0.07%	0.07	%(g)
Net investment income	2.77%	2.30%	2.99	%(f)	2.89%	2.38	%(g)
Portfolio turnover rate(h)	7%	3%	4%		7%	2%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the Exchange) to October 31, 2017 was 1.80%. The market price total return from Fund Inception to October 31, 2017 was 2.12%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.30%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Financial Highlights–(continued)

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)

	Years Ended October 31,							For the Period September 19, 2017(a) Through October 31, 2017
	2021		2020		2019		2018
Per Share Operating Performance:
Net asset value at beginning of period	$24.72		$23.86		$21.66		$25.07	$25.00

Net investment income(b)	0.76		0.55		0.74	(c)	0.66	0.03
Net realized and unrealized gain (loss) on investments	3.45		1.06		2.06		(3.42)	0.04

Total from investment operations	4.21		1.61		2.80		(2.76)	0.07

Distributions to shareholders from:
Net investment income	(0.51)		(0.75)		(0.60)		(0.65)	-

Net asset value at end of period	$28.42		$24.72		$23.86		$21.66	$25.07

Market price at end of period(d)	$28.36		$24.97		$23.82		$21.75	$25.20

Net Asset Value Total Return(e)	17.02%		7.08%		13.02%		(11.28)%	0.28	%(f)
Market Price Total Return(e)	15.61%		8.33%		12.34%		(11.38)%	0.80	%(f)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$11,367		$2,472		$2,386		$2,166	$2,507
Ratio to average net assets of:
Expenses, after Waivers	0.10	%(g)	0.11	%(g)	0.39	%(g)(h)	0.11%	0.14	%(i)
Expenses, prior to Waivers	0.14	%(g)	0.14	%(g)	0.43	%(g)(h)	0.14%	0.14	%(i)
Net investment income	2.63%		2.35%		3.16	%(c)(h)	2.64%	1.03	%(i)
Portfolio turnover rate(j)	32%		18%		13%		16%	1%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)

Net Investment income per share and the ratio of net investment income to average net assets include a non-cash taxable distribution received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the non-cash taxable distribution are $0.56 and 2.39%, respectively.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

The net asset value total return from Fund Inception (September 22, 2017, the first day of trading on the Exchange) to October 31, 2017 was 1.05%. The market price total return from Fund Inception to October 31, 2017 was (0.39)%.

(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(h)	Ratios include non-recurring costs associated with a proxy statement of 0.29%.
(i)	Annualized.
(j)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2021

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)	“PureBetaSM 0-5 Yr US TIPS ETF”

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)	“PureBetaSM FTSE Developed ex-North America ETF”

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)	“PureBetaSM FTSE Emerging Markets ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

PureBetaSM 0-5 Yr US TIPS ETF	ICE BofA 0-5 Year US Inflation-Linked Treasury IndexSM

PureBetaSM FTSE Developed ex-North America ETF	FTSE Developed ex North America Index

PureBetaSM FTSE Emerging Markets ETF	FTSE Emerging Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are

45

subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

46

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Treasury Inflation-Protected Securities - PureBetaSM 0-5 Yr US TIPS ETF may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The

47

principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as Treasury Inflation-Protected Securities inflation adjustment in the Statements of Operations, even though investors do not receive their principal until maturity.
J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. BNY Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended October 31, 2021, there were no securities lending transactions with Invesco.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

L.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished

48

trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Changing U.S. Fixed-Income Market Conditions Risk. The historically low interest rate environment observed over the past several years was created in part by the Federal Reserve Board (“FRB”) keeping the federal funds rates at, near or below zero. In recent years, the FRB began “tapering” its quantitative easing program, leading to fluctuations in the Federal Funds Rate. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the FRB or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may decline. Changes in FRB policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and a Fund’s transaction costs.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information about securities in emerging markets may contribute to incorrect weightings and data and computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt

49

ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Inflation-Linked Security Risk. For certain Funds, the value of inflation-linked securities generally will fluctuate in response to changes in real interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation -indexed securities will generally vary up or down along with the rate of inflation.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk. To the extent certain Funds become non-diversified, such Funds can invest a greater portion of their respective assets in securities of individual issuers than a diversified fund, and as a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase certain Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on such Funds’ performance.

50

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

U.S. Government Obligation Risk. Certain Funds may invest in U.S. government obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury. U.S. Government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. Government, or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. In the case of those U.S. Government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

PureBetaSM 0-5 Yr US TIPS ETF	0.07%

PureBetaSM FTSE Developed ex-North America ETF	0.07%

PureBetaSM FTSE Emerging Markets ETF	0.14%

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived.

51

These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended October 31, 2021, the Adviser waived fees for each Fund in the following amounts:

PureBetaSM 0-5 Yr US TIPS ETF	$7

PureBetaSM FTSE Developed ex-North America ETF	2

PureBetaSM FTSE Emerging Markets ETF	2,657

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

PureBetaSM 0-5 Yr US TIPS ETF	ICE Data Indices, LLC

PureBetaSM FTSE Developed ex-North America ETF	FTSE International Ltd.

PureBetaSM FTSE Emerging Markets ETF	FTSE International Ltd.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
PureBetaSM 0-5 Yr US TIPS ETF
Investments in Securities
U.S. Treasury Securities	$-	$52,763,048	$-	$52,763,048
Money Market Funds	60,551	5,144,346	-	5,204,897

Total Investments	$60,551	$57,907,394	$-	$57,967,945

PureBetaSM FTSE Developed ex-North America ETF
Investments in Securities
Common Stocks & Other Equity Interests	$70,175,854	$186,313	$2,621	$70,364,788
Money Market Funds	160,782	1,119,186	-	1,279,968

Total Investments	$70,336,636	$1,305,499	$2,621	$71,644,756

52

	Level 1	Level 2	Level 3	Total
PureBetaSM FTSE Emerging Markets ETF
Investments in Securities
Common Stocks & Other Equity Interests	$10,509,063	$102	$0	$10,509,165
Exchange-Traded Funds	834,175	-	-	834,175
Money Market Funds	76,781	402,632	-	479,413

Total Investments	$11,420,019	$402,734	$0	$11,822,753

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020:

	2021	2020
	Ordinary Income*	Ordinary Income*

PureBetaSM 0-5 Yr US TIPS ETF	$872,608	$88,376

PureBetaSM FTSE Developed ex-North America ETF	176,508	53,056

PureBetaSM FTSE Emerging Markets ETF	157,773	75,266

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation- Investments	Net Unrealized (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

PureBetaSM 0-5 Yr US TIPS ETF	$365,614	$686	$436,258	$ -	$ -	$52,022,958	$52,825,516

PureBetaSM FTSE Developed ex-North America ETF	107,704	-	564,606	(386)	(36,825)	69,926,110	70,561,209

PureBetaSM FTSE Emerging Markets ETF	39,724	-	196,784	(23)	(151,100)	11,281,491	11,366,876

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of October 31, 2021, as follows:

	No expiration
	Short-Term	Long-Term	Total*

PureBetaSM 0-5 Yr US TIPS ETF	$-	$-	$-

PureBetaSM FTSE Developed ex-North America ETF	-	36,825	36,825

PureBetaSM FTSE Emerging Markets ETF	25,803	125,297	151,100

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6–Investment Transactions

For the fiscal year ended October 31, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

PureBetaSM FTSE Developed ex-North America ETF	$6,287,025	$918,840

PureBetaSM FTSE Emerging Markets ETF	8,336,858	2,274,960

53

For the fiscal year ended October 31, 2021, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

PureBetaSM 0-5 Yr US TIPS ETF	$35,403,193	$2,911,565

PureBetaSM FTSE Developed ex-North America ETF	61,936,018	-

PureBetaSM FTSE Emerging Markets ETF	2,734,046	-

As of October 31, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost

PureBetaSM 0-5 Yr US TIPS ETF	$ 464,394	$ (28,136)	$436,258	$57,531,687

PureBetaSM FTSE Developed ex-North America ETF	1,525,527	(960,921)	564,606	71,080,150

PureBetaSM FTSE Emerging Markets ETF	1,207,250	(1,010,466)	196,784	11,625,969

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies and in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2021, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

PureBetaSM 0-5 Yr US TIPS ETF	$-	$(137,511)	$137,511

PureBetaSM FTSE Developed ex-North America ETF	5,768	(5,768)	-

PureBetaSM FTSE Emerging Markets ETF	(1,426)	1,425	1

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to- market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

54

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF and Invesco PureBetaSM FTSE Emerging Markets ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco PureBetaSM 0-5 Yr US TIPS ETF, Invesco PureBetaSM FTSE Developed ex-North America ETF and Invesco PureBetaSM FTSE Emerging Markets ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2021 and for the period September 19, 2017 (commencement of investment operations) through October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the four years in the period ended October 31, 2021 and for the period September 19, 2017 (commencement of investment operations) through October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

December 22, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

55

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

In addition to the fees and expenses which the Invesco PureBetaSM FTSE Emerging Markets ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly is included in the Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco PureBetaSM 0-5 Yr US TIPS ETF (PBTP)

Actual	$1,000.00	$1,028.40	0.07%	$0.36

Hypothetical (5% return before expenses)	1,000.00	1,024.85	0.07	0.36

Invesco PureBetaSM FTSE Developed ex-North America ETF (PBDM)

Actual	1,000.00	1,030.40	0.07	0.36

Hypothetical (5% return before expenses)	1,000.00	1,024.85	0.07	0.36

56

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco PureBetaSM FTSE Emerging Markets ETF (PBEE)

Actual	$1,000.00	$970.30	0.10%	$0.50

Hypothetical (5% return before expenses)	1,000.00	1,024.70	0.10	0.51

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

57

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Qualified Short Term Gains

Invesco PureBetaSM 0-5 Yr US TIPS ETF	0%	0%	0%	100%	89%	93%	$8,400

Invesco PureBetaSM FTSE Developed ex-North America ETF	0%	69%	0%	0%	0%	0%	-

Invesco PureBetaSM FTSE Emerging Markets ETF	0%	45%	0%	0%	0%	0%	-

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Taxes Per Share	Foreign Source Income Per Share

Invesco PureBetaSM FTSE Developed ex-North America ETF	$0.0097	$0.1116

Invesco PureBetaSM FTSE Emerging Markets ETF	0.0489	0.5318

58

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of October 31, 2021

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	234	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	234	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

59

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	234	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

60

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	234	Trustee (2000-Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

61

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008);Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	234	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	234	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

62

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	234	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

63

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	234	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson - 1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	234	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

64

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	234	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

65

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

66

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

67

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

68

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PBETA-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders October 31, 2021

IDLB  Invesco FTSE International Low Beta Equal Weight ETF

EELV   Invesco S&P Emerging Markets Low Volatility ETF

EEMO Invesco S&P Emerging Markets Momentum ETF

IDHD Invesco S&P International Developed High Dividend Low Volatility ETF

IDLV  Invesco S&P International Developed Low Volatility ETF

IDMO   Invesco S&P International Developed Momentum ETF

2

The Market Environment

Domestic Equity

US equity markets posted gains in the fourth quarter of 2020, as positive news on coronavirus (“COVID-19”) vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter of 2020. However, stocks were buoyed by the US Federal Reserve’s (the Fed’s) pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at year-end to 1.74%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that the US GDP grew at a 6.4% annualized rate for the first quarter of 2021. 2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September 2021,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs. In October 2021, investor sentiment improved as many S&P 500 index companies met or exceeded earnings expectations and the index hit new record highs. For the fiscal year, the S&P 500 Index returned 42.91%.4

[1]	Source: US Department of the Treasury
[2]	Source: US Bureau of Economic Analysis
[3]	Source: US Bureau of Labor Statistics, July 13, 2021
[4]	Source: Lipper Inc.

Global Equity

At the beginning of the fiscal year, global equity markets posted gains as good news about COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Emerging market equities posted robust gains amplified by US dollar weakness.

Global equity markets ended the first quarter of 2021 in positive territory amid concerns about rising bond yields and inflation. The value-led equity rally continued in most regions, with value stocks outperforming growth stocks. The successful rollout of COVID-19 vaccinations in the US and UK benefited equity markets. However, even regions facing slower rollouts, including the Eurozone and Japan, performed well, driven by a rebound in global demand for goods.

During the second quarter of 2021, global equity markets were again bolstered by the continued acceleration of vaccination rollouts and easing of COVID-19 related restrictions in most developed markets. In a reversal from the first quarter, growth stocks outperformed value stocks in most regions. Emerging market equities were led by Brazil which benefited from global tailwinds, while regulatory concerns weighed on Chinese equities.

Developed global equity markets were flat in the third quarter of 2021 amid concerns about rising inflation, supply disruptions and the economic growth rate. Energy stocks and energy-driven markets performed well as global shortages pushed oil and gas prices higher. Emerging market equities declined during the quarter, primarily due to weak performance from Chinese equities, which were affected by significant regulatory changes in the private tutoring industry, increased regulation in the technology sector and the potential default of a large Chinese property developer.

In October of 2021, global equity stocks were positive with the US market leading the way, and Chinese equities rebounded after their decline in the third quarter. Overall, developed market equities outperformed emerging market equities for the fiscal year.

3

IDLB	Management’s Discussion of Fund Performance
Invesco FTSE International Low Beta Equal Weight ETF (IDLB)

As an index fund, the Invesco FTSE International Low Beta Equal Weight ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE Developed ex-U.S. Low Beta Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains and calculates the Index, which is designed to provide exposure to constituents of the FTSE Developed ex US Index (the “Developed ex US Index”) that exhibit low beta characteristics. The Developed ex US Index is designed to measure the performance of the international equity markets and consists of large and mid-capitalization companies from developed markets throughout the world, excluding the United States. Beta is a measure of relative risk and is the rate of change of a security’s price. The Index is equally weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 19.87%. On a net asset value (“NAV”) basis, the Fund returned 19.43%. During the same time period, the Index returned 20.35%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period as well as residual cash holdings due to the Fund’s small size.

During this same time period, the MSCI World ex USA Index (Net) (the “Benchmark Index”) returned 35.59%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 935 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall international equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a beta driven stock selection and equal weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the financials sector during the fiscal year ended October 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its underweight allocation to and stock selection within the financials and information technology sectors as well as an overweight allocation to and under-performance in the consumer staples sector.

For the fiscal year ended October 31, 2021, the financials sector contributed most significantly to the Fund’s return, followed by the industrials and consumer staples sectors, respectively. No sector detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021 included Evolution AB, a consumer discretionary company (portfolio average weight of 0.17%), and Phoenix Holdings Ltd., a financials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included TeamViewer AG, an information technology company (portfolio average weight of 0.06%), and Shin Poong Pharmaceutical Co. Ltd., a health care company (portfolio average weight of 0.07%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Consumer Staples	14.79
Industrials	13.85
Financials	10.33
Information Technology	10.19
Health Care	9.71
Materials	9.51
Consumer Discretionary	8.16
Communication Services	7.83
Utilities	6.25
Real Estate	5.78
Energy	1.47
Money Market Funds Plus Other Assets Less Liabilities	2.13

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
AusNet Services Ltd.	0.18
Nippo Corp.	0.18
Altium Ltd.	0.17
RENOVA, Inc.	0.17
Nippon Building Fund, Inc.	0.17
Sapiens International Corp. N.V.	0.16
Swedish Orphan Biovitrum AB, Class B	0.16
Jardine Cycle & Carriage Ltd.	0.16
Korea Gas Corp.	0.16
Welcia Holdings Co. Ltd.	0.16
Total	1.67

*	Excluding money market fund holdings.

4

Invesco FTSE International Low Beta Equal Weight ETF (IDLB) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
FTSE Developed ex-U.S. Low Beta Equal Weight Index (Net)	20.35%	7.39%	23.85%	7.30%	42.23%	6.55%	46.17%
MSCI World ex USA Index (Net)	35.59	11.97	40.39	9.95	60.66	7.95	58.10
Fund
NAV Return	19.43	6.82	21.88	6.73	38.49	5.97	41.49
Market Price Return	19.87	7.02	22.58	6.66	38.06	5.91	41.02

Fund Inception: November 5, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

5

EELV	Management’s Discussion of Fund Performance
Invesco S&P Emerging Markets Low Volatility ETF (EELV)

As an index fund, the Invesco S&P Emerging Markets Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P BMI Emerging Markets Low Volatility IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 of the least volatile stocks (over the trailing 12 months) included in the S&P Emerging Plus LargeMidCap Index. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 30.16%. On a net asset value (“NAV”) basis, the Fund returned 29.21%. During the same time period, the Index returned 30.22%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around quarterly rebalances during the period that were higher than average given the relatively less liquid nature of many emerging markets securities.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 16.96%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging equity markets overall.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a beta driven stock selection and an inverse volatility weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the consumer discretionary sector during the fiscal year ended October 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to its underweight allocation to and stock selection within the consumer discretionary sector as well as it’s overweight allocation to the financials sector.

For the fiscal year ended October 31, 2021, the financials sector contributed most significantly to the Fund’s return, followed by the materials and information technology sectors, respectively. No sector detracted from the Fund’s performance.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021 included Ruentex Industries. Ltd., a consumer discretionary company (portfolio average weight of 0.64%), and China Resources Power Holdings Co. Ltd., a utilities company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Guangzhou R&F Properties Co., Ltd. Class H, a real estate company (no longer held at fiscal year-end), and BIM Birlesik Magazalar A.S., a consumer staples company (portfolio average weight of 0.23%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Financials	40.51
Consumer Staples	13.50
Communication Services	11.01
Information Technology	7.52
Materials	7.21
Industrials	5.53
Utilities	4.82
Consumer Discretionary	3.85
Sector Types Each Less Than 3%	5.99
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Saudi Arabian Oil Co.	1.19
Grupo Elektra S.A.B. de C.V.	1.09
Chunghwa Telecom Co. Ltd.	0.98
Far EasTone Telecommunications Co. Ltd.	0.90
National Bank of Kuwait SAKP	0.89
Masraf Al Rayan Q.S.C.	0.89
Taiwan Mobile Co. Ltd.	0.86
E.Sun Financial Holding Co. Ltd.	0.79
First Financial Holding Co. Ltd.	0.78
Taiwan Cooperative Financial Holding Co. Ltd.	0.77
Total	9.14

*	Excluding money market fund holdings.

6

Invesco S&P Emerging Markets Low Volatility ETF (EELV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P BMI Emerging Markets Low Volatility Index™ (Net)	30.22%	7.51%	24.28%	6.82%	39.07%	3.91%	45.64%
MSCI Emerging Markets Index (Net)	16.96	12.30	41.62	9.39	56.67	5.43	67.84
Fund
NAV Return	29.21	6.81	21.86	6.12	34.56	3.10	34.91
Market Price Return	30.16	6.84	21.96	6.27	35.52	3.04	34.10

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% includes the unitary management fee of 0.29% and acquired fund fees and expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund

Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

7

EEMO	Management’s Discussion of Fund Performance
Invesco S&P Emerging Markets Momentum ETF (EEMO)

As an index fund, the Invesco S&P Emerging Markets Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P Momentum Emerging Plus LargeMidCap Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities of companies that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of constituents of the S&P Emerging Plus LargeMidCap (the “Emerging LargeMidCap Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Emerging LargeMidCap Index.

In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Emerging LargeMidCap Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then ranks all the stocks in descending order by momentum score, selects the top 20% for inclusion in the Index and weights the selected securities based on a modified market capitalization-weighted strategy. While the Fund generally seeks to invest in all of the securities comprising the Index in proportion to their weightings in the Index, at times the composition of the Index may make such “full replication” impracticable. In such circumstances, the Fund will utilize a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 8.44%. On a net asset value (“NAV”) basis, the Fund returned 9.66%. During the same time period, the Index returned 10.94%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period, trading costs around quarterly rebalances during the period, and Indian capital gains taxes incurred.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 16.96%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging equity markets overall.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a beta driven stock selection and a momentum weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the financials sector during the fiscal year ended October 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its overweight allocation to the materials sector and underweight allocation to the energy sector, as well as to stock selection within both sectors.

For the fiscal year ended October 31, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and financials sectors, respectively. The communication services sector detracted most significantly from the Fund’s return, followed by the materials sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021 included Taiwan Semiconductor Manufacturing Co., Ltd., an information technology company (no longer held at fiscal year-end). and Samsung Electronics Co., Ltd., an information technology company. Positions that detracted most significantly from the Fund’s return included Tencent Holdings Ltd., a communication services company (no longer held at fiscal year-end), and Meituan Class B, a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Financials	23.11
Materials	21.29
Information Technology	16.24
Consumer Discretionary	16.19
Industrials	7.26
Communication Services	4.07
Health Care	3.73
Energy	3.70
Sector Types Each Less Than 3%	4.38
Money Market Funds Plus Other Assets Less Liabilities	0.03

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Infosys Ltd.	5.30
Al Rajhi Bank	4.30
NIO, Inc., ADR	3.68
Gazprom PJSC	3.45
Vale S.A.	3.27
ICICI Bank Ltd.	3.25
Samsung Electronics Co. Ltd., Preference Shares	2.52
Wuxi Biologics Cayman, Inc.	2.28
Kakao Corp.	2.22
Li Ning Co. Ltd.	2.01
Total	32.28

*	Excluding money market fund holdings.

8

Invesco S&P Emerging Markets Momentum ETF (EEMO) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended—S&P Momentum Emerging Plus LargeMidCap Index (Net)	10.94%	8.72%	28.51%	8.98%	53.69%	1.30%	13.28%
MSCI Emerging Markets Index (Net)	16.96	12.30	41.62	9.39	56.67	4.25	49.61
Fund
NAV Return	9.66	7.67	24.82	7.69	44.83	(0.02)	(0.19)
Market Price Return	8.44	7.43	23.98	7.53	43.74	(0.20)	(1.94)

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.31% includes the unitary management fee of 0.29% and acquired fund fees and expenses of 0.02%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

The Blended-S&P Momentum Emerging Plus LargeMidCap Index is comprised of the performance of the S&P BMI Emerging Markets High Beta Index, the Fund’s underlying index from Fund inception through the conversion date, March 21, 2016, followed by the performance of the Index for the period March 21, 2016 through October 31, 2021.

-	Net returns reflect reinvested dividends net of withholding taxes.

9

IDHD	Management’s Discussion of Fund Performance
Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)

As an index fund, the Invesco S&P International Developed High Dividend Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P EPAC Ex-Korea Low Volatility High Dividend Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of 100 securities in the S&P EPAC Ex-Korea LargeMidCap (which is comprised of large and mid-cap equity securities, excluding those securities issued by companies in the United States and South Korea) that historically have provided high dividend yields with lower volatility. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time.

The Index Provider begins by identifying the 300 securities with the highest dividend yields over the trailing 12 months, with no one country and no one sector allowed to contribute more than 20 securities and 25 securities, respectively. From those 300 securities, the 100 securities with the lowest volatility over the trailing 12 months are included in the Index.

The Index Provider weights each of the 100 constituent securities in the Index by its dividend yield, with the highest dividend-yielding securities receiving the highest weights. Each constituent security comprises between 0.05% and 3.0% of the weight of the Index, and no sector comprises more than 25% of the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

During the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 25.23%. On a net asset value (“NAV”) basis, the Fund returned 25.55%. During the same time period, the Index returned 25.84%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 34.18%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 850 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a dividend driven stock selection and an inverse volatility weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the consumer discretionary sector during the fiscal year ended October 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its overweight allocation to the utilities sector, as well as stock selection within the financials sector.

For the fiscal year ended October 31, 2021, the financials sector contributed most significantly to the Fund’s return, followed by the real estate and utilities sectors, respectively. No sector detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021 included Imperial Brands PLC, a consumer staples company (no longer held at fiscal year-end), and Naturgy Energy Group, S.A., a utilities company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included AGL Energy Ltd., a utilities company (no longer held at fiscal year-end), Chugoku Electric Power Co., Inc., a utilities company (portfolio average weight of 0.66%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Utilities	23.05
Financials	19.70
Real Estate	16.59
Communication Services	13.72
Consumer Staples	10.39
Industrials	5.95
Health Care	4.11
Sector Types Each Less Than 3%	6.34
Money Market Funds Plus Other Assets Less Liabilities	0.15

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
NN Group N.V.	2.19
Endesa S.A.	1.93
National Grid PLC	1.87
Gjensidige Forsikring ASA	1.77
BOC Hong Kong Holdings Ltd.	1.75
UnipolSai Assicurazioni S.p.A.	1.69
AusNet Services Ltd.	1.59
Orange S.A.	1.49
Red Electrica Corp. S.A.	1.49
Ascendas REIT	1.48
Total	17.25

*	Excluding money market fund holdings.

10

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

Index	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
				Average Annualized	Cumulative
S&P EPAC Ex-Korea Low Volatility High Dividend Index (Net)	25.84%	6.05%	19.27%	6.43%	35.85%
MSCI EAFE® Index (Net)	34.18	11.54	38.77	10.41	62.66
Fund
NAV Return	25.55	6.04	19.23	6.36	35.41
Market Price Return	25.23	5.88	18.70	6.45	35.97

Fund Inception: December 1, 2016

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.30% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

11

IDLV	Management’s Discussion of Fund Performance
Invesco S&P International Developed Low Volatility ETF (IDLV)

As an index fund, the Invesco S&P International Developed Low Volatility ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P BMI International Developed Low VolatilityTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is designed to measure the performance of 200 of the least volatile stocks of the S&P Developed ex-U.S. & South Korea LargeMidCap. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations (increases or decreases in a stock’s price) over time. S&P DJI measures the realized volatility of the Index’s 200 constituents over the trailing 12 months and weights constituents so that the least volatile stocks receive the highest weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 18.31%. On a net asset value (“NAV”) basis, the Fund returned 18.34%. During the same time period, the Index returned 18.56%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses incurred by the Fund during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 34.18%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 850 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a beta driven stock selection and an inverse volatility weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the consumer discretionary sector during the fiscal year ended October 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its underweight allocation to and stock selection within the consumer staples, utilities, financials and consumer discretionary sectors.

For the fiscal year ended October 31, 2021, the financials sector contributed most significantly to the Fund’s return, followed by the industrials and consumer staples sectors, respectively. No sector detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021 included Wm Morrison Supermarkets Plc, a consumer staples company (no longer held at fiscal year-end), and Kuehne & Nagel International AG, an industrials company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included Chugoku Electric Power Co., Inc., a utilities company (portfolio average weight of 0.56%), and Nagoya Railroad Co., Ltd., an industrials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Financials	22.44
Consumer Staples	16.75
Utilities	14.65
Real Estate	11.26
Industrials	11.25
Communication Services	8.62
Materials	4.67
Health Care	4.15
Sector Types Each Less Than 3%	5.90
Money Market Funds Plus Other Assets Less Liabilities	0.31

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
HK Electric Investments & HK Electric Investments Ltd.	1.13
Emera, Inc.	0.81
Canadian Imperial Bank of Commerce	0.80
Fortis, Inc.	0.79
Nestle S.A.	0.77
Royal Bank of Canada	0.76
McDonald’s Holdings Co. Japan Ltd.	0.73
CLP Holdings Ltd.	0.71
National Bank of Canada	0.70
BCE, Inc.	0.69
Total	7.89

*	Excluding money market fund holdings.

12

Invesco S&P International Developed Low Volatility ETF (IDLV) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
S&P BMI International Developed Low Volatility™ Index (Net)	18.56%	4.79%	15.08%	5.45%	30.41%	6.12%	78.92%
MSCI EAFE® Index (Net)	34.18	11.54	38.77	9.79	59.55	8.15	115.56
Fund
NAV Return	18.34	4.76	14.96	5.43	30.29	6.03	77.52
Market Price Return	18.31	4.90	15.44	5.43	30.27	6.00	77.01

Fund Inception: January 13, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

13

IDMO	Management’s Discussion of Fund Performance
Invesco S&P International Developed Momentum ETF (IDMO)

As an index fund, Invesco S&P International Developed Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P Momentum Developed ex-U.S. & South Korea LargeMidCap (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of constituents of the S&P Developed ex-U.S. &

South Korea LargeMidCap (the “Developed ex-U.S. & South Korea Index”) that have the highest “momentum score.” In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum style” of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on upward price movements of the security as compared to other eligible securities within the Developed ex-U.S. & South Korea Index.

In selecting constituent securities for the Index, the Index Provider first calculates the momentum score of each stock in the Developed ex-U.S. & South Korea Index by evaluating the percentage change in the stock’s price over the last 12 months, excluding the most recent month, and applying an adjustment based on the security’s volatility over that period. The Index Provider then ranks all the stocks in descending order by momentum score, selects the top 20% for inclusion in the Index and weights the selected securities based on a modified market capitalization-weighted strategy. The Fund generally invests in all of the securities comprising the Index in proportion to their weighting in the Index.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 30.80%. On a net asset value (“NAV”) basis, the Fund returned 30.48%. During the same time period, the Index returned 30.34%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and expenses that the Fund incurred during the period, all of which were offset by dividend tax rate differences and beneficial market movements, as a large share redemption was settled in early November 2020.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 34.18%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 850 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a momentum driven stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the financials sector during the fiscal year ended October 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to stock selection within the materials sector.

For the fiscal year ended October 31, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and consumer discretionary sectors, respectively. No sector detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021 included ASML Holding N.V., an information technology company (portfolio average weight of 6.74%), and Sea Ltd. (Singapore) Sponsored ADR, Cl. A, a communication services company (portfolio average weight of 2.86%). Positions that detracted most significantly from the Fund’s return included SoftBank Group Corp., a communication services company (no longer held at fiscal year-end), and Barrick Gold Corp., a materials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Financials	28.61
Consumer Discretionary	22.23
Industrials	21.72
Information Technology	12.93
Materials	7.70
Sector Types Each Less Than 3%	6.80
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
ASML Holding N.V.	8.68
LVMH Moet Hennessy Louis Vuitton SE	4.99
Toyota Motor Corp.	4.27
Royal Bank of Canada	3.32
Toronto-Dominion Bank (The)	2.61
Commonwealth Bank of Australia	2.04
Bank of Montreal	2.01
Daimler AG	1.99
Hermes International	1.76
Bank of Nova Scotia (The)	1.74
Total	33.41

*	Excluding money market fund holdings.

14

Invesco S&P International Developed Momentum ETF (IDMO) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended—S&P Momentum Developed ex-US and South Korea LargeMidCap Index (Net)	30.34%	17.13%	60.70%	12.55%	80.61%	6.82%	89.45%
MSCI EAFE® Index (Net)	34.18	11.54	38.77	9.79	59.55	7.05	93.41
Fund
NAV Return	30.48	16.94	59.90	12.28	78.46	6.46	83.38
Market Price Return	30.80	17.12	60.66	12.38	79.23	6.39	82.23

Fund Inception: February 24, 2012

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently, or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.25% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

The Blended-S&P Momentum Developed ex-U.S. & South Korea LargeMidCap Index is comprised of the performance of the S&P BMI International Developed High Beta IndexTM, the Fund’s underlying index from Fund inception through the conversion date, March 21, 2016, followed by the performance of the Index for the period March 21, 2016 through October 31, 2021.

-	Net returns reflect reinvested dividends net of withholding taxes.

15

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)

October 31, 2021

Schedule of Investments

	Shares	Value

Common Stocks & Other Equity Interests-97.87%
Australia-5.52%
Altium Ltd.	483	$13,321
Ansell Ltd.	378	8,946
APA Group	1,525	9,393
Appen Ltd.	1,319	10,650
ASX Ltd.	160	9,977
Aurizon Holdings Ltd.	3,666	9,279
AusNet Services Ltd.	7,515	13,942
BHP Group Ltd.	309	8,490
BHP Group PLC	333	8,833
Brambles Ltd.	1,145	8,635
CIMIC Group Ltd.	654	9,785
Cochlear Ltd.	60	9,934
Coles Group Ltd.	768	9,887
CSL Ltd.	45	10,156
Domino’s Pizza Enterprises Ltd.	95	9,666
Evolution Mining Ltd.	3,474	9,472
Fortescue Metals Group Ltd.	683	7,146
Goodman Group	605	9,952
Harvey Norman Holdings Ltd.(a)	2,597	9,675
IGO Ltd.	1,438	10,412
Iluka Resources Ltd.	1,389	9,807
Medibank Pvt Ltd.	3,892	9,705
Metcash Ltd.(a)	3,491	10,672
Newcrest Mining Ltd.	553	10,338
Northern Star Resources Ltd.	1,403	9,737
Orora Ltd.	4,051	10,041
OZ Minerals Ltd.	581	10,967
Pro Medicus Ltd.(a)	230	9,204
Ramsay Health Care Ltd.	209	11,055
Reece Ltd.	696	10,398
Rio Tinto Ltd.	127	8,613
Rio Tinto PLC	145	9,064
Shopping Centres Australasia Property Group	5,204	10,866
Sonic Healthcare Ltd.	321	9,651
Telstra Corp. Ltd.	3,572	10,249
TPG Telecom Ltd.	2,278	11,549
Transurban Group	1,026	10,357
Treasury Wine Estates Ltd.	1,120	9,691
Washington H Soul Pattinson & Co. Ltd.	402	9,807
Wesfarmers Ltd.	240	10,320
WiseTech Global Ltd.	299	11,472
Woolworths Group Ltd.	338	9,667

		420,781

Austria-0.79%
ANDRITZ AG	179	10,146
Mondi PLC	369	9,231
Raiffeisen Bank International AG	418	12,238
Telekom Austria AG(b)	1,161	10,050
Verbund AG	93	9,697
voestalpine AG	229	8,703

		60,065

Belgium-1.40%
Ackermans & van Haaren N.V.	56	9,637
Ageas S.A./N.V.	202	9,841
Elia Group S.A./N.V.(a)	79	9,225
Etablissements Franz Colruyt N.V	181	8,890

	Shares	Value

Belgium-(continued)

Groupe Bruxelles Lambert S.A.	88	$10,209
Proximus SADP	515	9,706
Sofina S.A.	23	10,178
Telenet Group Holding N.V.	267	9,597
UCB S.A.	89	10,619
Umicore S.A.	157	9,008
Warehouses De Pauw C.V.A.	222	10,122

		107,032

Brazil-0.15%
Yara International ASA	215	11,203

Canada-4.10%
Agnico Eagle Mines Ltd.	179	9,486
Bank of Nova Scotia (The)	172	11,259
Barrick Gold Corp.	517	9,472
BCE, Inc.	196	10,074
Canadian Imperial Bank of Commerce	93	11,267
Canadian National Railway Co.	84	11,146
Canadian Pacific Railway Ltd.	142	10,973
Canadian Utilities Ltd., Class A(a)	363	10,499
Constellation Software, Inc.	6	10,528
Dollarama, Inc.	225	10,154
Enbridge, Inc.	269	11,250
Fortis, Inc.	223	9,911
Franco-Nevada Corp.	71	10,115
George Weston Ltd.	95	10,248
Great-West Lifeco, Inc.	352	10,339
Hydro One Ltd.(c)	406	9,685
Intact Financial Corp.	75	10,039
Loblaw Cos. Ltd.	145	10,888
Metro, Inc.	201	10,097
Nutrien Ltd.	170	11,863
Rogers Communications, Inc., Class B	201	9,334
Royal Bank of Canada(a)	100	10,392
Saputo, Inc.	362	8,633
Shaw Communications, Inc., Class B	361	10,380
Sun Life Financial, Inc.	199	11,323
TC Energy Corp.	225	12,153
TELUS Corp.	443	10,146
Thomson Reuters Corp.	86	10,329
Toronto-Dominion Bank (The)	163	11,814
Wheaton Precious Metals Corp.	228	9,190

		312,987

Chile-0.13%
Antofagasta PLC(a)	518	10,122

China-1.85%
AAC Technologies Holdings, Inc.(a)	2,000	8,729
Budweiser Brewing Co. APAC Ltd.(a)(c)	4,000	11,030
ESR Cayman Ltd.(b)(c)	3,400	11,036
Kerry Logistics Network Ltd.(a)	1,508	3,664
Lee & Man Paper Manufacturing Ltd.	12,000	9,009
Lenovo Group Ltd.	9,841	10,702
Minth Group Ltd.	2,626	10,498
Prosus N.V.(b)	111	9,790
Shui On Land Ltd.	62,500	9,240
Tingyi Cayman Islands Holding Corp.(a)	5,057	9,465
Towngas China Co. Ltd.(b)	14,717	10,121

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)—(continued)

October 31, 2021

	Shares	Value

China-(continued)
Uni-President China Holdings Ltd.	10,379	$8,859
Want Want China Holdings Ltd.(a)	15,132	11,730
Wilmar International Ltd.	3,313	10,613
Xinyi Glass Holdings Ltd.(a)	2,357	6,651

		141,137

Denmark-1.13%

Ambu A/S, Class B(a)	314	8,954
Chr. Hansen Holding A/S	110	8,761
Coloplast A/S, Class B	58	9,465
Danske Bank A/S	604	10,232
DSV A/S	40	9,306
Novo Nordisk A/S, Class B	102	11,175
Novozymes A/S, Class B	128	9,422
Orsted A/S(c)	65	9,181
Tryg A/S	410	9,730

		86,226

Finland-1.23%
Elisa OYJ	159	9,601
Kesko OYJ, Class B	248	8,062
Kojamo OYJ	410	9,171
Kone OYJ, Class B	124	8,461
Nokian Renkaat OYJ	269	10,086
Orion OYJ, Class B	252	10,916
Stora Enso OYJ, Class R	526	8,753
UPM-Kymmene OYJ	250	8,830
Valmet OYJ	250	10,155
Wartsila OYJ Abp	714	9,911

		93,946

France-4.11%
Air Liquide S.A.	57	9,515
Alstom S.A.	239	8,513
BioMerieux	80	10,188
Bollore S.A.	1,792	10,390
Bureau Veritas S.A.	306	9,724
Carrefour S.A.	566	10,254
Cie Generale des Etablissements Michelin S.C.A.	63	9,893
Danone S.A.	140	9,130
Dassault Systemes SE	176	10,261
Edenred	187	10,121
EssilorLuxottica S.A.	52	10,766
Gecina S.A.	66	9,246
Hermes International	7	11,102
Ipsen S.A.	104	10,760
Kering S.A.	13	9,752
La Francaise des Jeux SAEM(c)	200	10,392
Legrand S.A.	89	9,706
L’Oreal S.A.	22	10,055
LVMH Moet Hennessy Louis Vuitton SE	14	10,972
Orange S.A.	935	10,209
Orpea S.A.	82	8,560
Pernod Ricard S.A.	47	10,807
Remy Cointreau S.A.	51	10,305
Sanofi	98	9,802
Sartorius Stedim Biotech	17	9,368
Schneider Electric SE	59	10,167
SEB S.A.	67	10,491
SOITEC(b)	44	11,701
Suez S.A.	441	10,046

	Shares	Value

France-(continued)
Teleperformance	23	$9,611
Ubisoft Entertainment S.A.(b)	156	8,165
Vivendi SE	266	3,428

		313,400

Germany-4.90%
1&1 AG	342	9,966
adidas AG	29	9,508
Bechtle AG	139	10,424
Beiersdorf AG	84	8,933
Brenntag SE	102	9,708
Carl Zeiss Meditec AG, BR	48	9,663
Covestro AG(c)	157	10,066
Deutsche Boerse AG	59	9,805
Deutsche Post AG	147	9,105
Deutsche Wohnen SE	31	1,589
E.ON SE	771	9,784
Evonik Industries AG	307	9,955
Evotec SE(b)	205	9,928
Fielmann AG	134	8,839
Fresenius Medical Care AG & Co. KGaA	132	8,777
Fuchs Petrolub SE	70	2,578
Fuchs Petrolub SE, Preference Shares	146	7,002
Hannover Rueck SE	58	10,605
HelloFresh SE(b)	98	7,939
Henkel AG & Co. KGaA	39	3,254
Henkel AG & Co. KGaA, Preference Shares	68	6,089
KION Group AG	96	10,487
Knorr-Bremse AG	85	8,965
LEG Immobilien SE	65	9,677
Merck KGaA	43	10,161
METRO AG	774	9,790
Nemetschek SE	107	12,284
Puma SE	87	10,803
Rational AG	9	8,953
RWE AG	258	9,933
SAP SE	68	9,862
Sartorius AG	1	614
Sartorius AG, Preference Shares	14	9,079
Scout24 SE(c)	120	8,360
Siemens AG	65	10,552
Siemens Healthineers AG(c)	145	9,642
Symrise AG	72	9,961
TeamViewer AG(b)(c)	302	4,508
Telefonica Deutschland Holding AG	3,596	9,376
United Internet AG	235	8,670
Varta AG(a)	68	10,466
Vonovia SE	154	9,349
Zalando SE(b)(c)	92	8,686

		373,695

Hong Kong-2.83%
CLP Holdings Ltd.	1,093	10,700
Dairy Farm International Holdings Ltd.	2,839	10,135
Haitong International Securities Group Ltd.	34,742	7,994
Hang Lung Properties Ltd.	4,000	9,287
Hang Seng Bank Ltd.	535	10,179
Hong Kong & China Gas Co. Ltd. (The)	6,143	9,555
Hong Kong Exchanges & Clearing Ltd.	159	9,623
Huabao International Holdings Ltd.	5,000	9,397

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)—(continued)

October 31, 2021

	Shares	Value

Hong Kong-(continued)
Hutchison Telecommunications Hong Kong Holdings Ltd.	66,178	$10,549
Jardine Matheson Holdings Ltd.	200	11,586
Kerry Properties Ltd.	2,886	8,143
Link REIT	1,100	9,757
Power Assets Holdings Ltd.	1,804	11,004
Shun Tak Holdings Ltd.(b)	34,000	9,310
Sino Land Co. Ltd.(a)	6,997	9,193
Sun Hung Kai Properties Ltd.	660	8,781
Swire Properties Ltd.	3,600	9,649
Techtronic Industries Co. Ltd.	481	9,900
United Energy Group Ltd.	66,609	5,908
Vinda International Holdings Ltd.	3,338	9,204
Vitasoy International Holdings Ltd.(a)	3,986	9,592
VTech Holdings Ltd.(a)	1,093	8,409
WH Group Ltd.	11,803	8,284

		216,139

Ireland-0.50%
CRH PLC	201	9,660
Glanbia PLC	581	9,500
Kerry Group PLC, Class A	70	9,405
Smurfit Kappa Group PLC	177	9,305

		37,870

Israel-2.18%
Bank Leumi Le-Israel BM	1,240	11,851
Bezeq The Israeli Telecommunication Corp. Ltd.(b)	8,591	10,779
Elbit Systems Ltd.	70	11,043
Electra Ltd.	17	11,201
Energix-Renewable Energies Ltd.	2,502	11,770
First International Bank of Israel Ltd.	284	11,389
Harel Insurance Investments & Financial Services Ltd.	1,031	11,525
Maytronics Ltd.	440	10,406
Nice Ltd.(b)	35	9,870
Nova Ltd.(b)	103	10,930
Sapiens International Corp. N.V.	361	12,487
Shapir Engineering and Industry Ltd.	1,303	10,674
Shufersal Ltd.	1,247	10,334
Strauss Group Ltd.	358	10,539
Tower Semiconductor Ltd.(b)	354	11,516

		166,314

Italy-2.99%
A2A S.p.A.	4,630	9,741
Amplifon S.p.A.	195	9,918
Buzzi Unicem S.p.A.	388	9,057
Davide Campari-Milano N.V.	724	10,289
De Longhi S.p.A.	223	8,723
DiaSorin S.p.A.	44	9,947
Enel S.p.A.	1,107	9,270
Ferrari N.V.	47	11,150
FinecoBank Banca Fineco S.p.A.(b)	557	10,645
Hera S.p.A.	2,334	9,553
Infrastrutture Wireless Italiane S.p.A.(c)	852	9,422
Interpump Group S.p.A.	145	10,697
Italgas S.p.A.	1,514	9,619
Moncler S.p.A.	157	11,286
Nexi S.p.A.(b)(c)	481	8,363
Pirelli & C S.p.A.(c)	1,680	10,327

	Shares	Value

Italy-(continued)
Poste Italiane S.p.A.(c)	749	$10,696
PRADA S.p.A.	1,700	10,665
Recordati Industria Chimica e Farmaceutica S.p.A.	155	9,708
Reply S.p.A.	50	9,704
Snam S.p.A.	1,713	9,708
Terna Rete Elettrica Nazionale S.p.A.	1,262	9,408
UnipolSai Assicurazioni S.p.A.	3,532	10,235

		228,131

Japan-32.86%
Acom Co. Ltd.(a)	2,600	8,642
Advance Residence Investment Corp.	3	9,840
Advantest Corp.	123	10,064
AEON REIT Investment Corp.	8	10,805
AGC, Inc.	200	9,945
Aica Kogyo Co. Ltd.	282	8,619
Ain Holdings, Inc.	161	9,474
Ajinomoto Co., Inc.	318	9,499
Alfresa Holdings Corp.	593	8,321
Amano Corp.	450	11,086
Anritsu Corp.	553	9,142
Ariake Japan Co. Ltd.	169	10,968
As One Corp.	70	9,552
Asahi Intecc Co. Ltd.	359	9,442
ASKUL Corp.	630	8,542
Astellas Pharma, Inc.	636	10,693
Azbil Corp.	246	10,464
Bandai Namco Holdings, Inc.	148	11,275
Benesse Holdings, Inc.	431	9,828
Bic Camera, Inc.	1,100	9,464
Bridgestone Corp.	200	8,803
Calbee, Inc.	415	10,682
Canon Marketing Japan, Inc.	456	9,006
Canon, Inc.	405	9,086
Capcom Co. Ltd.	334	8,963
Chubu Electric Power Co., Inc.	815	8,427
Chugoku Bank Ltd. (The)	1,260	9,127
Chugoku Electric Power Co., Inc. (The)(a)	1,127	9,340
COMSYS Holdings Corp.	373	9,225
Cosmos Pharmaceutical Corp.	59	8,988
CyberAgent, Inc.	504	8,398
Dai Nippon Printing Co. Ltd.	447	11,016
Daicel Corp.	1,300	9,736
Daifuku Co. Ltd.	109	9,989
Daio Paper Corp.	500	8,766
Daiwa House REIT Investment Corp.	4	11,471
Daiwa Securities Group, Inc.	1,800	10,083
DIC Corp.	400	10,577
Disco Corp.	33	8,856
Eisai Co. Ltd.	125	8,800
Elecom Co. Ltd.	586	8,942
Electric Power Development Co. Ltd.	660	8,694
ENEOS Holdings, Inc.	2,600	10,480
EXEO Group, Inc.	388	8,942
Ezaki Glico Co. Ltd.	256	9,272
FP Corp.	255	8,644
Fuji Oil Holdings, Inc.	479	11,229
FUJIFILM Holdings Corp.	128	9,880
Fujitsu General Ltd.	379	9,293
Fujitsu Ltd.	57	9,810

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)—(continued)

October 31, 2021

	Shares	Value

Japan-(continued)
Fukuyama Transporting Co. Ltd.	253	$10,051
Furukawa Electric Co. Ltd.	500	10,906
Fuyo General Lease Co. Ltd.	155	10,046
GLP J-REIT	6	9,782
GMO internet, Inc.	372	10,228
GMO Payment Gateway, Inc.	77	9,751
GOLDWIN, Inc.	152	9,158
GungHo Online Entertainment, Inc.(a)	500	9,358
H.U. Group Holdings, Inc.	340	8,364
Hachijuni Bank Ltd. (The)	2,944	9,837
Hamamatsu Photonics K.K.	171	10,108
Heiwa Corp.	600	10,671
Hirogin Holdings, Inc.	1,800	9,898
Hirose Electric Co. Ltd.	68	11,325
Hitachi Transport System Ltd.	259	10,176
Horiba Ltd.	144	9,396
House Foods Group, Inc.	317	9,077
Hoya Corp.	64	9,387
Hulic Co. Ltd.	893	8,560
Ibiden Co. Ltd.	194	11,586
Idemitsu Kosan Co. Ltd.	400	10,927
Industrial & Infrastructure Fund Investment Corp.	5	9,143
Information Services International-Dentsu Ltd.	300	10,458
Internet Initiative Japan, Inc.	300	10,432
Ito En Ltd.	177	11,766
Itochu Techno-Solutions Corp.	325	10,232
Itoham Yonekyu Holdings, Inc.	1,533	9,317
Iwatani Corp.	200	11,752
Iyo Bank Ltd. (The)	1,954	9,545
Izumi Co. Ltd.	283	8,550
Japan Aviation Electronics Industry Ltd.	700	11,560
Japan Exchange Group, Inc.	473	11,173
Japan Logistics Fund, Inc.	3	8,959
Japan Post Bank Co. Ltd.	1,130	8,810
Japan Post Holdings Co. Ltd.	1,186	9,101
Japan Real Estate Investment Corp.	2	12,243
Japan Tobacco, Inc.(a)	486	9,528
Jeol Ltd.	153	11,540
JustSystems Corp.	182	9,353
Kadokawa Corp.	233	12,322
Kagome Co. Ltd.	426	10,797
Kaken Pharmaceutical Co. Ltd.	256	10,081
Kamigumi Co. Ltd.	441	8,845
Kandenko Co. Ltd.	1,160	8,973
Kansai Electric Power Co., Inc. (The)	1,018	9,356
Kao Corp.	155	8,742
KDDI Corp.	363	11,231
Kewpie Corp.	418	9,146
Keyence Corp.	17	10,214
Kinden Corp.	602	9,852
Kirin Holdings Co. Ltd.	600	10,424
Kobayashi Pharmaceutical Co. Ltd.	133	10,626
Kobe Bussan Co. Ltd.(a)	284	9,751
Koei Tecmo Holdings Co. Ltd.	227	10,511
KOKUYO Co. Ltd.(a)	577	8,744
Kose Corp.	100	11,568
K’s Holdings Corp.	900	9,266
Kuraray Co. Ltd.(a)	1,100	9,936
Kusuri no Aoki Holdings Co. Ltd.	134	8,896
Kyocera Corp.	170	9,922

	Shares	Value

Japan-(continued)
Kyudenko Corp.	301	$9,530
Kyushu Electric Power Co., Inc.	1,300	9,155
Kyushu Financial Group, Inc.	2,620	8,800
LaSalle Logiport REIT	6	9,977
Lawson, Inc.(a)	222	10,728
Lintec Corp.	458	10,210
Lion Corp.	570	9,473
M3, Inc.	154	9,060
Mani, Inc.	481	8,184
Maruichi Steel Tube Ltd.	445	10,088
Maruwa Unyu Kikan Co. Ltd.	800	11,169
Matsui Securities Co. Ltd.	1,398	10,017
Mebuki Financial Group, Inc.	4,500	9,195
Medipal Holdings Corp.	517	9,318
MEIJI Holdings Co. Ltd.	161	10,152
Menicon Co. Ltd.	255	9,572
MISUMI Group, Inc.	233	9,727
Mitsubishi Chemical Holdings Corp.	1,200	9,921
Mitsubishi Electric Corp.	700	9,362
Mitsubishi Materials Corp.	500	9,673
Mitsubishi Shokuhin Co. Ltd.	382	9,799
Mitsui Fudosan Logistics Park, Inc.	2	10,629
Miura Co. Ltd.	199	7,618
Mizuho Financial Group, Inc.	700	9,239
MonotaRO Co. Ltd.	462	10,454
Mori Hills REIT Investment Corp.	7	9,479
Morinaga & Co. Ltd.	293	10,330
Morinaga Milk Industry Co. Ltd.	166	9,725
Murata Manufacturing Co. Ltd.	120	9,106
Nagase & Co. Ltd.	600	10,114
Nankai Electric Railway Co. Ltd.	463	9,156
NEC Corp.	188	9,596
NEC Networks & System Integration Corp.	534	8,566
NET One Systems Co. Ltd.	340	11,107
Nexon Co. Ltd.	501	8,484
NH Foods Ltd.	226	7,938
Nichirei Corp.	382	9,313
Nidec Corp.	81	8,929
Nihon Kohden Corp.	298	9,474
Nihon M&A Center Holdings, Inc.	378	11,553
Nintendo Co. Ltd.	22	9,686
Nippo Corp.	392	13,837
Nippon Accommodations Fund, Inc.	2	11,138
Nippon Building Fund, Inc.	2	12,980
Nippon Kayaku Co. Ltd.	900	9,464
Nippon Prologis REIT, Inc.	3	10,011
Nippon Shinyaku Co. Ltd.	128	10,227
Nippon Telegraph & Telephone Corp.	388	10,848
Nippon Television Holdings, Inc.	979	10,561
Nipro Corp.	900	9,124
Nisshin Seifun Group, Inc.	608	9,593
Nissin Foods Holdings Co. Ltd.	136	10,389
Nitori Holdings Co. Ltd.(a)	55	10,059
Noevir Holdings Co. Ltd.	199	9,703
NOF Corp.	198	9,915
NOK Corp.	800	9,219
Nomura Holdings, Inc.	2,108	10,168
Nomura Real Estate Master Fund, Inc.	7	10,479
Nomura Research Institute Ltd.	274	10,910
NS Solutions Corp.	336	11,256

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)—(continued)

October 31, 2021

	Shares	Value
Japan-(continued)
OBIC Business Consultants Co. Ltd.	213	$10,480
Obic Co. Ltd.	61	11,229
Oji Holdings Corp.	1,890	9,348
Ono Pharmaceutical Co. Ltd.	421	8,808
Oracle Corp.	127	11,973
Osaka Gas Co. Ltd.	521	8,389
Otsuka Corp.	197	9,675
Paltac Corp.	244	10,785
Pan Pacific International Holdings Corp.	507	10,609
Pigeon Corp.	312	7,215
Pola Orbis Holdings, Inc.	500	10,656
Rakus Co. Ltd.	300	9,458
Rengo Co. Ltd.(a)	1,259	9,529
RENOVA, Inc.(b)	300	13,155
Rohm Co. Ltd.	100	9,103
Rohto Pharmaceutical Co. Ltd.	306	9,326
Sankyo Co. Ltd.	383	9,267
Sansan, Inc.(b)	100	11,533
Santen Pharmaceutical Co. Ltd.	692	9,716
Secom Co. Ltd.	121	8,212
Sega Sammy Holdings, Inc.	700	9,908
Sekisui House Reit, Inc.	12	9,072
Seven & i Holdings Co. Ltd.	261	10,946
Seven Bank Ltd.	4,400	9,300
SG Holdings Co. Ltd.	355	8,873
Shimamura Co. Ltd.	102	8,605
Shimano, Inc.	36	9,970
Shinsei Bank Ltd.(a)	748	12,366
Ship Healthcare Holdings, Inc.	417	10,924
Shizuoka Bank Ltd. (The)(a)	1,318	10,599
SHO-BOND Holdings Co. Ltd.	237	9,894
Skylark Holdings Co. Ltd.(a)(b)	700	9,472
SMC Corp.	17	10,129
Softbank Corp.	778	10,606
SoftBank Group Corp.	200	10,812
Sohgo Security Services Co. Ltd.	229	9,760
Sojitz Corp.	675	11,100
Sompo Holdings, Inc.	267	11,586
Sony Group Corp.	97	11,178
Square Enix Holdings Co. Ltd.	200	10,927
Sugi Holdings Co. Ltd.	142	10,162
Sumitomo Electric Industries Ltd.	800	10,570
Sundrug Co. Ltd.	273	7,985
Suntory Beverage & Food Ltd.	256	9,912
Suzuken Co. Ltd.	375	10,392
Sysmex Corp.	95	11,722
Taisho Pharmaceutical Holdings Co. Ltd.	166	8,881
Taiyo Yuden Co. Ltd.	200	10,086
Takara Bio, Inc.	379	9,845
TDK Corp.	300	10,866
Terumo Corp.	275	12,102
TIS, Inc.	385	10,450
Toda Corp.	1,415	8,898
Toho Gas Co. Ltd.	231	6,827
Tohoku Electric Power Co., Inc.	1,301	8,432
Tokai Carbon Co. Ltd.	700	9,135
Tokio Marine Holdings, Inc.	217	11,415
Tokuyama Corp.	500	8,546
Tokyo Electric Power Co. Holdings, Inc.(b)	3,900	10,774
Tokyo Electron Ltd.	25	11,587

	Shares	Value
Japan-(continued)
Tokyo Gas Co. Ltd.	545	$9,459
Tokyo Ohka Kogyo Co. Ltd.	170	10,749
Toshiba Corp.	245	10,550
Toshiba TEC Corp.	247	9,683
Tosoh Corp.	500	8,415
Toyo Suisan Kaisha Ltd.	233	10,033
Toyota Boshoku Corp.	500	9,568
Toyota Motor Corp.	598	10,523
Trend Micro, Inc.(a)	211	11,899
Tsumura & Co.	304	9,438
Tsuruha Holdings, Inc.	80	9,858
Ube Industries Ltd.	500	9,296
Unicharm Corp.	260	10,471
Welcia Holdings Co. Ltd.	332	12,389
Yakult Honsha Co. Ltd.	207	10,420
Yamaguchi Financial Group, Inc.	1,683	9,387
Yamato Holdings Co. Ltd.	407	9,984
Yamazaki Baking Co. Ltd.	601	9,118
Yaoko Co. Ltd.	165	9,797
Z Holdings Corp.	1,600	9,907
Zensho Holdings Co. Ltd.(a)	400	9,219
Zeon Corp.	800	9,472
ZOZO, Inc.	281	8,983

		2,506,632

Jordan-0.12%
Hikma Pharmaceuticals PLC	290	9,568

Luxembourg-0.37%
Eurofins Scientific SE	74	8,730
L’Occitane International S.A.	2,900	10,345
RTL Group S.A.	164	9,467

		28,542

Mexico-0.14%
Fresnillo PLC	880	10,412

Netherlands-1.80%
Adyen N.V.(b)(c)	3	9,063
ASML Holding N.V.	12	9,728
Euronext N.V.(c)	90	10,144
GrandVision N.V.(b)(c)	305	10,024
Heineken Holding N.V.	109	10,116
Heineken N.V.	92	10,202
IMCD N.V.	51	11,335
Koninklijke Ahold Delhaize N.V.	304	9,896
Koninklijke DSM N.V.	49	10,720
Koninklijke KPN N.V.	3,182	9,519
Koninklijke Philips N.V.	220	10,368
Koninklijke Vopak N.V.	238	9,475
Universal Music Group N.V.(a)	266	7,731
Wolters Kluwer N.V.	89	9,336

		137,657

New Zealand-0.80%
a2 Milk Co. Ltd. (The)(a)(b)	2,438	11,463
Contact Energy Ltd.	1,770	10,362
Fisher & Paykel Healthcare Corp. Ltd.	441	9,850
Mainfreight Ltd.	147	9,458
Spark New Zealand Ltd.	2,961	9,673
Xero Ltd.(b)	92	10,331

		61,137

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)—(continued)

October 31, 2021

	Shares	Value
Norway-0.83%
Gjensidige Forsikring ASA	438	$10,878
Orkla ASA	1,143	11,101
Salmar ASA	152	11,554
Schibsted ASA, Class A	91	4,687
Schibsted ASA, Class B	114	5,140
Telenor ASA	581	9,159
TOMRA Systems ASA	170	10,956

		63,475

Poland-0.76%
CD Projekt S.A.(a)	229	9,988
Cyfrowy Polsat S.A.	1,084	9,701
Dino Polska S.A.(b)(c)	120	10,728
KGHM Polska Miedz S.A.	223	8,581
Polskie Gornictwo Naftowe i Gazownictwo S.A.	6,257	9,442
Powszechny Zaklad Ubezpieczen S.A.	957	9,578

		58,018

Portugal-0.14%
Jeronimo Martins SGPS S.A.	478	10,842

Russia-0.12%
Polymetal International PLC	514	9,547

Singapore-2.75%
Ascendas REIT	4,523	10,364
CapitaLand Integrated Commercial Trust	6,660	10,618
Jardine Cycle & Carriage Ltd.	745	12,431
Kenon Holdings Ltd.	259	10,370
Keppel Corp. Ltd.	2,600	10,373
Keppel DC REIT	5,522	9,787
Keppel REIT	12,845	10,764
Mapletree Commercial Trust	6,687	10,810
Mapletree Industrial Trust	4,757	9,701
Mapletree Logistics Trust	6,750	10,111
NetLink NBN Trust(c)	14,178	10,724
Olam International Ltd.	8,396	10,585
Singapore Exchange Ltd.	1,341	9,626
Singapore Post Ltd.	21,006	10,203
Singapore Technologies Engineering Ltd.	3,600	10,225
Singapore Telecommunications Ltd.	5,900	10,938
StarHub Ltd.	11,292	10,383
UOL Group Ltd.	1,974	10,584
Venture Corp. Ltd.	760	10,601
Wing Tai Holdings Ltd.	7,495	10,783

		209,981

South Korea-10.71%
Amorepacific Corp.	52	8,077
Amorepacific Corp., Preference Shares	147	9,057
Amorepacific Group	205	8,701
BGF retail Co. Ltd.	66	9,122
BNK Financial Group, Inc.	1,504	11,326
Celltrion Healthcare Co. Ltd.(b)	97	6,715
Celltrion Pharm, Inc.(b)	70	6,787
Celltrion, Inc.(b)	41	7,035
Cheil Worldwide, Inc.	509	10,389
CJ CheilJedang Corp.	27	8,780
CJ CheilJedang Corp., Preference Shares	58	9,629
CJ ENM Co. Ltd.	77	11,624
CJ Logistics Corp.(b)	70	8,506
Coway Co. Ltd.	154	10,464

	Shares	Value
South Korea-(continued)
DB Insurance Co. Ltd.	202	$10,234
DGB Financial Group, Inc.	1,281	11,346
DL Holdings Co. Ltd.	163	9,164
Dongsuh Cos., Inc.	409	12,110
E-MART, Inc.	66	9,489
Fila Holdings Corp.	265	8,413
Green Cross Corp.	31	7,282
GS Holdings Corp.	281	10,160
GS Retail Co. Ltd.	346	9,534
Hana Financial Group, Inc.	263	10,128
Hanmi Pharm Co. Ltd.	38	8,585
Hanwha Aerospace Co. Ltd.	235	9,050
Hanwha Corp., Preference Shares	741	10,400
Hanwha Solutions Corp.(b)	299	10,452
Hite Jinro Co. Ltd.	349	10,393
HMM Co. Ltd.(b)	282	6,431
Hyundai Department Store Co. Ltd.	146	10,345
Hyundai Doosan Infracore Co. Ltd.(b)	964	8,662
Hyundai Glovis Co. Ltd.	62	8,887
Hyundai Marine & Fire Insurance Co. Ltd.	460	10,333
Hyundai Mobis Co. Ltd.	43	9,273
Industrial Bank of Korea	1,134	10,723
Kakao Corp.	77	8,270
KB Financial Group, Inc.	223	10,801
KCC Corp.	31	8,834
KEPCO Plant Service & Engineering Co. Ltd.	309	11,066
Korea Aerospace Industries Ltd.	365	9,542
Korea Electric Power Corp.	493	9,535
Korea Gas Corp.(b)	327	12,397
Korea Investment Holdings Co. Ltd.	125	9,306
Korea Zinc Co. Ltd.	23	10,570
Korean Air Lines Co. Ltd.(b)	381	9,928
KT&G Corp.	145	10,063
Kumho Petrochemical Co. Ltd.	62	9,126
LG Household & Health Care Ltd.	7	7,015
LG Household & Health Care Ltd., Preference Shares	2	1,025
LG Innotek Co. Ltd.	54	9,681
LG Uplus Corp.	820	10,070
LOTTE Chemical Corp.	48	9,222
LOTTE Fine Chemical Co. Ltd.	168	12,235
Medy-Tox, Inc.(b)	63	8,065
Mirae Asset Securities Co. Ltd.	1,083	8,045
Mirae Asset Securities Co. Ltd., Second Pfd	450	1,862
NAVER Corp.	27	9,404
NCSoft Corp.	19	10,195
Netmarble Corp.(c)	93	9,829
NH Investment & Securities Co. Ltd.	891	10,027
NHN Corp.(b)	167	11,433
NongShim Co. Ltd.	39	9,462
Orion Corp.	93	9,391
Ottogi Corp.	22	9,056
Pearl Abyss Corp.(b)	132	11,737
POSCO	35	8,866
Posco International Corp.	523	9,712
S-1 Corp.	145	10,336
Samsung Biologics Co. Ltd.(b)(c)	12	8,944
Samsung C&T Corp.	89	8,683
Samsung Card Co. Ltd.	343	10,053
Samsung Engineering Co. Ltd.(b)	499	10,590

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)—(continued)

October 31, 2021

	Shares	Value
South Korea-(continued)
Samsung Fire & Marine Insurance Co. Ltd.	49	$9,686
Samsung Fire & Marine Insurance Co. Ltd.,
Preference Shares	4	604
Samsung SDS Co. Ltd.	69	9,034
Samsung Securities Co. Ltd.	239	9,684
Seegene, Inc.	177	8,058
Shin Poong Pharmaceutical Co. Ltd.	165	7,314
Shinhan Financial Group Co. Ltd.	302	9,885
Shinsegae, Inc.	44	9,338
SK Chemicals Co. Ltd.	66	10,167
SK Networks Co. Ltd.	2,135	9,300
SK Telecom Co. Ltd.(b)(d)	38	9,874
S-Oil Corp.	128	11,228
SSANGYONG C&E Co. Ltd.	1,418	9,526
Woori Financial Group, Inc.	1,049	11,895
Yuhan Corp.	182	9,329

		816,904

Spain-1.19%
Acciona S.A.	62	11,896
Enagas S.A.	443	9,948
Endesa S.A.	415	9,579
Fluidra S.A.	242	9,256
Grifols S.A.	413	9,461
Iberdrola S.A.	816	9,646
Industria de Diseno Textil S.A.(a)	290	10,484
Mapfre S.A.	4,687	9,929
Red Electrica Corp. S.A.	497	10,358

		90,557

Sweden-2.61%
Atlas Copco AB, Class A(a)	99	6,361
Atlas Copco AB, Class B(a)	59	3,191
Epiroc AB, Class A(a)	304	7,564
Epiroc AB, Class B	184	3,910
Essity AB, Class B	319	10,318
Evolution AB(c)	60	9,705
Getinge AB, Class B	247	11,052
Holmen AB, Class B	202	8,956
ICA Gruppen AB	208	10,753
Industrivarden AB, Class A	289	9,530
Investor AB, Class A	96	2,219
Investor AB, Class B	328	7,558
L E Lundbergforetagen AB, Class B	158	9,099
Nibe Industrier AB, Class B	726	10,807
Sagax AB, Class D	2,524	9,625
Sinch AB(b)(c)	441	8,362
Svenska Cellulosa AB S.C.A., Class A	20	315
Svenska Cellulosa AB S.C.A., Class B	555	8,653
Svenska Handelsbanken AB, Class B	832	10,511
Sweco AB, Class B	576	9,168
Swedish Match AB	1,106	9,733
Swedish Orphan Biovitrum AB, Class B(b)	459	12,452
Tele2 AB, Class B	681	9,606
Telefonaktiebolaget LM Ericsson, Class A	10	110
Telefonaktiebolaget LM Ericsson, Class B	845	9,248

		198,806

Switzerland-2.84%
Alcon, Inc.	123	10,185
Banque Cantonale Vaudoise	120	9,679

	Shares	Value
Switzerland-(continued)
Barry Callebaut AG	4	$9,272
BKW AG	88	11,672
Chocoladefabriken Lindt & Spruengli AG, PC	1	11,808
EMS-Chemie Holding AG	9	8,938
Givaudan S.A.	2	9,431
Logitech International S.A., Class R(a)	98	8,175
Lonza Group AG	12	9,857
Nestle S.A.	81	10,710
PSP Swiss Property AG	76	9,515
Roche Holding AG	24	9,299
Roche Holding AG, BR	1	430
Schindler Holding AG	10	2,570
Schindler Holding AG, PC	22	5,735
SGS S.A.	3	8,891
SIG Combibloc Group AG(b)	337	8,822
Sika AG	28	9,499
STMicroelectronics N.V.	228	10,796
Straumann Holding AG, Class R	5	10,408
Swatch Group AG (The)	182	9,688
Swisscom AG	17	9,273
Tecan Group AG, Class R	17	10,419
VAT Group AG(c)	24	11,483

		216,555

Taiwan-0.13%
FIT Hon Teng Ltd.(a)(b)(c)	49,000	9,826

United Kingdom-5.37%
Admiral Group PLC	209	8,222
AstraZeneca PLC	91	11,344
Auto Trader Group PLC(c)	1,156	9,596
AVEVA Group PLC	178	8,681
B&M European Value Retail S.A.	1,398	12,134
British American Tobacco PLC	275	9,599
Bunzl PLC	280	10,371
ConvaTec Group PLC(c)	3,234	9,478
Croda International PLC	81	10,501
DCC PLC	124	10,379
Dechra Pharmaceuticals PLC	142	9,966
Derwent London PLC	196	9,086
Diageo PLC	217	10,803
Direct Line Insurance Group PLC	2,394	9,595
Experian PLC	238	10,919
GlaxoSmithKline PLC	505	10,443
Halma PLC	244	9,907
Hargreaves Lansdown PLC(a)	490	10,324
HomeServe PLC	806	9,446
Howden Joinery Group PLC	776	9,784
HSBC Holdings PLC	1,995	12,073
Imperial Brands PLC	505	10,674
Intertek Group PLC	139	9,327
Kingfisher PLC	2,093	9,611
London Stock Exchange Group PLC	96	9,343
National Grid PLC	785	10,065
Pearson PLC	966	7,977
Pennon Group PLC	589	9,414
RELX PLC	354	10,986
Renishaw PLC	136	9,368
Rentokil Initial PLC	1,272	10,259
Rightmove PLC	1,031	9,771
Sage Group PLC (The)	995	9,695

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)—(continued)

October 31, 2021

	Shares	Value
United Kingdom-(continued)
Segro PLC	572	$10,134
Severn Trent PLC	264	9,908
Spirax-Sarco Engineering PLC	46	9,840
SSE PLC	450	10,138
Tate & Lyle PLC	1,040	9,241
Tesco PLC	3,014	11,151
Unilever PLC	184	9,867
United Utilities Group PLC	698	9,936

		409,356

United States-0.52%
Amcor PLC, CDI	797	9,572
Avast PLC(c)	1,249	9,581
QIAGEN N.V.(b)	183	10,078
Waste Connections, Inc.	79	10,733

		39,964

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-97.87% (Cost $7,038,264)		7,466,827

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-4.91%
Invesco Private Government Fund, 0.02%(e)(f)(g)	112,402	$112,402
Invesco Private Prime Fund, 0.11%(e)(f)(g)	262,167	262,272

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $374,674)		374,674

TOTAL INVESTMENTS IN SECURITIES-102.78% (Cost $7,412,938)		7,841,501
OTHER ASSETS LESS LIABILITIES-(2.78)%		(212,411)

NET ASSETS-100.00%		$7,629,090

Investment Abbreviations:

BR-Bearer Shares

CDI-CREST Depository Interest

PC-Participation Certificate

Pfd.-Preferred

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2021. (b) Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $268,881, which represented 3.52% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency
Portfolio, Institutional Class	$-	$474,850	$(474,850)	$-	$-	$-	$2

Investments Purchased with Cash
Collateral from Securities on Loan:

Invesco Private Government Fund	60,781	1,136,607	(1,084,986)	-	-	112,402	21	*

Invesco Private Prime Fund	91,172	1,811,209	(1,640,130)	-	21	262,272	251	*

Total	$151,953	$3,422,666	$(3,199,966)	$-	$21	$374,674	$274

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco S&P Emerging Markets Low Volatility ETF (EELV)

October 31, 2021

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Brazil-2.18%
BB Seguridade Participacoes S.A.	448,500	$1,757,560
ENGIE Brasil Energia S.A.	230,100	1,588,290
Neoenergia S.A.	487,700	1,341,024
Telefonica Brasil S.A.	233,900	1,888,793
TIM S.A.	649,000	1,291,783

		7,867,450

Chile-0.34%
Enel Americas S.A.	10,853,280	1,237,409

China-10.11%
Agricultural Bank of China Ltd., H Shares	4,202,535	1,431,630
Bank of China Ltd., H Shares	5,538,342	1,957,879
Bank of Communications Co. Ltd., H Shares	2,743,221	1,632,733
Beijing Enterprises Holdings Ltd.	435,237	1,672,902
CGN Power Co. Ltd., H Shares(a)	5,643,309	1,523,444
China Cinda Asset Management Co. Ltd., H Shares	8,401,732	1,404,060
China CITIC Bank Corp. Ltd., H Shares	3,284,075	1,443,818
China Conch Venture Holdings Ltd.(b)	374,528	1,829,538
China Construction Bank Corp., H Shares	2,200,534	1,496,433
China Life Insurance Co. Ltd.	1,546,817	1,613,093
China Life Insurance Co. Ltd., H Shares	928,912	1,619,227
China Minsheng Banking Corp. Ltd., H Shares(b)	3,289,576	1,306,688
China Railway Group Ltd., H Shares	2,636,453	1,291,274
Dali Foods Group Co. Ltd.(a)	2,963,645	1,649,634
Guotai Junan Securities Co. Ltd., H Shares(a)(c)	938,844	1,284,129
Haitong Securities Co. Ltd., H Shares	1,538,174	1,370,289
Hengan International Group Co. Ltd.	286,099	1,495,031
Huatai Securities Co. Ltd., H Shares(a)	909,232	1,355,833
Industrial & Commercial Bank of China Ltd., H Shares	2,652,903	1,452,795
People’s Insurance Co. Group of China Ltd. (The), H Shares	5,603,860	1,750,520
Ping An Insurance (Group) Co. of China Ltd., H Shares(b)	199,418	1,433,011
Shanghai Pharmaceuticals Holding Co. Ltd., H Shares	689,074	1,263,161
Want Want China Holdings Ltd.(b)	2,194,166	1,700,827
Yum China Holdings, Inc.	26,304	1,501,432

		36,479,381

Colombia-1.81%
Banco Davivienda S.A., Preference Shares	162,306	1,450,280
Bancolombia S.A., Preference Shares	171,647	1,528,771
Grupo Aval Acciones y Valores S.A., Preference Shares	6,624,195	2,007,337
Grupo Energia Bogota S.A. ESP	2,157,345	1,546,243

		6,532,631

Czech Republic-1.14%
CEZ A.S.(b)	73,821	2,439,362
Komercni banka A.S.(c)	42,596	1,654,309

		4,093,671

	Shares	Value
Egypt-0.52%
Commercial International Bank Egypt S.A.E.(c)	573,362	$1,861,693

Greece-0.76%
Hellenic Telecommunications Organization S.A.	77,622	1,374,370
Mytilineos S.A.	74,523	1,360,033

		2,734,403

Hungary-0.39%
OTP Bank Nyrt(c)	23,209	1,395,228

India-0.38%
Infosys Ltd., ADR	60,906	1,356,986

Indonesia-1.78%
PT Bank Central Asia Tbk	3,298,179	1,740,172
PT Indofood CBP Sukses Makmur Tbk	2,578,444	1,601,575
PT Indofood Sukses Makmur Tbk	3,384,465	1,516,947
PT Unilever Indonesia Tbk	5,052,541	1,576,300

		6,434,994

Kuwait-3.52%
Boubyan Bank KSCP(c)	825,393	2,141,175
Gulf Bank KSCP	2,467,008	2,013,216
Kuwait Finance House KSCP	1,001,902	2,765,243
Mobile Telecommunications Co. KSCP	1,299,381	2,569,020
National Bank of Kuwait SAKP	979,306	3,216,165

		12,704,819

Malaysia-3.61%
Dialog Group Bhd	2,536,100	1,733,196
Hong Leong Bank Bhd	392,400	1,783,378
IHH Healthcare Bhd	922,447	1,456,847
Malayan Banking Bhd	969,792	1,885,251
Public Bank Bhd	1,385,400	1,395,102
RHB Bank Bhd	1,274,300	1,717,120
Telekom Malaysia Bhd	1,092,400	1,527,408
Tenaga Nasional Bhd	657,172	1,533,031

		13,031,333

Mexico-4.56%
America Movil S.A.B. de C.V., Series L	1,706,856	1,524,646
Arca Continental S.A.B. de C.V.	281,081	1,717,573
Coca-Cola FEMSA S.A.B. de C.V., Series L	308,258	1,664,860
Fomento Economico Mexicano, S.A.B. de C.V., Series CPO(d)	164,768	1,357,574
Gruma S.A.B. de C.V., Class B(b)	143,677	1,690,791
Grupo Bimbo S.A.B. de C.V., Series A	579,228	1,718,257
Grupo Elektra S.A.B. de C.V.(b)	51,302	3,948,129
Kimberly-Clark de Mexico S.A.B. de C.V., Class A	897,729	1,423,309
Promotora y Operadora de Infraestructura S.A.B de C.V.	190,219	1,401,896

		16,447,035

Poland-0.80%
Cyfrowy Polsat S.A.	157,997	1,414,052
Orange Polska S.A.(b)(c)	759,924	1,483,955

		2,898,007

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco S&P Emerging Markets Low Volatility ETF (EELV)—(continued)

October 31, 2021

	Shares	Value
Qatar-3.27%
Industries Qatar Q.S.C.	444,076	$1,934,371
Masraf Al Rayan Q.S.C.	2,443,744	3,204,855
Ooredoo Q.P.S.C.	839,572	1,595,671
Qatar Islamic Bank (S.A.Q)	458,633	2,320,247
Qatar National Bank Q.P.S.C.	489,663	2,756,960

		11,812,104

Russia-0.85%
Mobile TeleSystems PJSC, ADR	172,002	1,580,698
X5 Retail Group N.V., GDR(a)	43,617	1,484,723

		3,065,421

Saudi Arabia-14.46%
Advanced Petrochemical Co.	80,608	1,598,879
Al Rajhi Bank	53,327	1,970,493
Alinma Bank	363,344	2,436,242
Almarai Co. JSC	137,099	1,933,546
Arab National Bank	384,906	2,362,243
Arabian Centres Co. Ltd.	325,434	2,212,420
Bank AlBilad(c)	135,783	1,527,645
Bank Al-Jazira	362,907	1,857,638
Banque Saudi Fransi	128,692	1,449,582
Company for Cooperative Insurance (The)	59,331	1,360,331
Dar Al Arkan Real Estate Development Co.(c)	669,853	1,766,202
Dr Sulaiman Al Habib Medical Services Group Co.	34,457	1,523,093
Etihad Etisalat Co.	248,236	2,001,957
Jarir Marketing Co.	35,617	1,925,705
National Petrochemical Co.	111,475	1,429,510
Riyad Bank	231,633	1,824,830
SABIC Agri-Nutrients Co.	45,534	1,990,876
Saudi Arabian Oil Co.(a)	427,423	4,301,692
Saudi Basic Industries Corp.	56,625	1,947,433
Saudi British Bank (The)	174,728	1,544,225
Saudi Cement Co.	166,122	2,621,883
Saudi Electricity Co.	193,716	1,471,888
Saudi National Bank (The)	105,841	1,859,533
Saudi Telecom Co.	50,885	1,587,231
Savola Group (The)	167,097	1,630,475
Southern Province Cement Co.	108,137	2,064,200
Yanbu National Petrochemical Co., Class A	95,969	1,947,064

		52,146,816

South Africa-0.90%
Tiger Brands Ltd.	124,977	1,584,166
Vodacom Group Ltd.	188,120	1,677,981

		3,262,147

South Korea-8.29%
BNK Financial Group, Inc.	213,375	1,606,863
GS Retail Co. Ltd.	51,161	1,409,768
Hotel Shilla Co. Ltd.	19,092	1,427,958
Hyundai Elevator Co. Ltd.	33,341	1,376,666
Industrial Bank of Korea	192,480	1,820,122
Kangwon Land, Inc.(c)	58,098	1,382,161
KT&G Corp.	37,534	2,604,944
LG Household & Health Care Ltd.	1,239	1,241,598
LG Uplus Corp.	131,800	1,618,527
NongShim Co. Ltd.	7,108	1,724,460
Ottogi Corp.	5,103	2,100,503
S-1 Corp.	31,158	2,221,096

	Shares	Value
South Korea-(continued)
Samsung Card Co. Ltd.	56,025	$1,642,083
Samsung Electronics Co. Ltd.	24,021	1,434,826
Samsung Fire & Marine Insurance Co. Ltd.	7,905	1,562,668
Shinhan Financial Group Co. Ltd.	42,957	1,406,106
Studio Dragon Corp.(c)	19,648	1,447,686
Woori Financial Group, Inc.	163,892	1,858,345

		29,886,380

Taiwan-29.60%
Asia Cement Corp.	1,188,000	1,892,529
Catcher Technology Co. Ltd.	272,000	1,574,770
Cathay Financial Holding Co. Ltd.	699,000	1,460,413
Chang Hwa Commercial Bank Ltd.	4,242,267	2,501,867
Chicony Electronics Co. Ltd.	558,000	1,593,225
China Development Financial Holding Corp.	2,873,472	1,467,296
Chunghwa Telecom Co. Ltd.	891,222	3,541,364
Compal Electronics, Inc.	1,930,000	1,696,909
CTBC Financial Holding Co. Ltd.	2,422,053	2,020,664
E.Sun Financial Holding Co. Ltd.	2,973,891	2,839,305
Far Eastern New Century Corp.	1,544,000	1,615,707
Far EasTone Telecommunications Co. Ltd.	1,477,993	3,252,717
First Financial Holding Co. Ltd.	3,395,684	2,796,309
Formosa Chemicals & Fibre Corp.	569,095	1,647,415
Formosa Plastics Corp.	403,146	1,558,451
Fubon Financial Holding Co. Ltd.	51,000	134,980
Highwealth Construction Corp.	1,219,300	1,970,892
Hotai Finance Co. Ltd.	728,000	2,311,610
Hua Nan Financial Holdings Co. Ltd.	3,633,030	2,658,617
IBF Financial Holdings Co. Ltd.	3,204,220	1,832,069
Inventec Corp.	2,108,000	2,012,601
Kings Town Bank Co. Ltd.	1,317,000	1,965,424
Lien Hwa Industrial Holdings Corp.	1,139,580	2,286,659
Lite-On Technology Corp.	704,000	1,551,871
Mega Financial Holding Co. Ltd.	2,204,777	2,648,095
Nan Ya Plastics Corp.	518,930	1,588,038
Pegatron Corp.	717,000	1,753,277
Pou Chen Corp.	1,217,000	1,492,339
Powertech Technology, Inc.	367,000	1,285,427
Poya International Co. Ltd.	85,310	1,524,680
President Chain Store Corp.	234,000	2,364,529
Quanta Computer, Inc.	578,000	1,621,231
Radiant Opto-Electronics Corp.	441,000	1,543,028
Ruentex Development Co. Ltd.	806,500	2,056,236
Ruentex Industries Ltd.	452,500	1,765,512
Shanghai Commercial & Savings Bank Ltd. (The)	1,061,000	1,678,767
Shin Kong Financial Holding Co. Ltd.	5,072,000	1,789,249
Simplo Technology Co. Ltd.	134,000	1,440,783
SinoPac Financial Holdings Co. Ltd.	4,348,421	2,212,639
Synnex Technology International Corp.	853,264	1,650,776
Taishin Financial Holding Co. Ltd.	3,465,997	2,274,644
Taiwan Business Bank	7,829,154	2,663,351
Taiwan Cement Corp.	1,030,317	1,787,684
Taiwan Cooperative Financial Holding Co. Ltd.	3,418,068	2,777,868
Taiwan Fertilizer Co. Ltd.	927,000	2,263,455
Taiwan High Speed Rail Corp.	1,996,000	2,085,111
Taiwan Mobile Co. Ltd.	879,162	3,101,418
Taiwan Semiconductor Manufacturing Co. Ltd.	69,397	1,472,364

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco S&P Emerging Markets Low Volatility ETF (EELV)—(continued)

October 31, 2021

	Shares	Value
Taiwan-(continued)
Teco Electric and Machinery Co. Ltd.	1,293,000	$1,401,872
Tripod Technology Corp.	375,000	1,584,498
Uni-President Enterprises Corp.	836,181	2,002,613
Wistron Corp.	1,626,000	1,707,363
WPG Holdings Ltd.	953,937	1,780,367
Yuanta Financial Holding Co. Ltd.	1,867,010	1,658,311
Yulon Finance Corp.	263,750	1,598,140

		106,757,329

Thailand-6.62%
Advanced Info Service PCL, NVDR	356,259	2,029,171
Bangkok Dusit Medical Services PCL, NVDR	2,171,480	1,537,852
Bangkok Expressway & Metro PCL, NVDR	6,429,707	1,743,912
BTS Group Holdings PCL, NVDR(c)	5,523,637	1,589,715
BTS Group Holdings PCL, Wts., expiring 09/05/2022(c)	229,792	9,903
BTS Group Holdings PCL, Wts., expiring 11/07/2024(c)	459,584	15,174
BTS Group Holdings PCL, Wts., expiring 11/20/2026(c)	919,168	24,806
Charoen Pokphand Foods PCL, NVDR	1,729,131	1,315,771
CP ALL PCL, NVDR	875,721	1,689,027
Electricity Generating PCL, NVDR	266,252	1,432,260
Home Product Center PCL, NVDR	3,277,005	1,441,853
Intouch Holdings PCL, NVDR	603,052	1,367,578
Land & Houses PCL, NVDR	7,034,679	1,791,397
Osotspa PCL, NVDR	1,347,883	1,330,315
Ratch Group PCL, NVDR	1,145,505	1,570,722
Siam Cement PCL (The), NVDR	138,535	1,649,102
Thai Beverage PCL	3,302,716	1,738,916
Tisco Financial Group PCL, NVDR	573,240	1,593,653

		23,871,127

Turkey-0.33%
BIM Birlesik Magazalar A.S.	185,077	1,196,293

United Arab Emirates-3.72%
Abu Dhabi Commercial Bank PJSC	998,405	2,256,037
Abu Dhabi Islamic Bank PJSC	1,249,073	1,985,921

	Shares	Value
United Arab Emirates-(continued)
Abu Dhabi National Oil Co. for Distribution PJSC	1,238,586	$1,443,216
Dubai Islamic Bank PJSC	1,673,727	2,328,450
Emirates NBD Bank PJSC	429,404	1,630,803
Emirates Telecommunications Group Co. PJSC	272,528	1,899,382
First Abu Dhabi Bank PJSC	385,878	1,872,057

		13,415,866

Total Common Stocks & Other Equity Interests (Cost $326,367,106)		360,488,523

Money Market Funds-2.57%
Invesco Government & Agency Portfolio,
Institutional Class, 0.03%(e)(f) (Cost $9,266,939)	9,266,939	9,266,939

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-102.51% (Cost $335,634,045)		369,755,462

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-1.69%
Invesco Private Government Fund, 0.02%(e)(f)(g)	1,823,421	1,823,421
Invesco Private Prime Fund, 0.11%(e)(f)(g)	4,252,947	4,254,649

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,078,069)		6,078,070

TOTAL INVESTMENTS IN SECURITIES-104.20% (Cost $341,712,114)		375,833,532
OTHER ASSETS LESS LIABILITIES-(4.20)%		(15,135,245)

NET ASSETS-100.00%		$360,698,287

Investment Abbreviations:

ADR-American Depositary Receipt

CPO-Certificates of Ordinary Participation

GDR-Global Depositary Receipt

NVDR-Non-Voting Depositary Receipt

Wts.-Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco S&P Emerging Markets Low Volatility ETF (EELV)—(continued)

October 31, 2021

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $11,599,455, which represented 3.22% of the Fund’s Net Assets.

(b)	All or a portion of this security was out on loan at October 31, 2021.
(c)	Non-income producing security.
(d)	Each CPO for Fomento Economico Mexicano, S.A.B. de C.V. represents one Series B share and four Series D shares.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$39,937,412	$(30,670,473)	$-	$-	$9,266,939	$73

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	921,462	10,739,334	(9,837,375)	-	-	1,823,421	157	*

Invesco Private Prime Fund	1,382,193	20,472,428	(17,599,983)	(20)	31	4,254,649	1,782	*

Total	$2,303,655	$71,149,174	$(58,107,831)	$(20)	$31	$15,345,009	$2,012

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco S&P Emerging Markets Momentum ETF (EEMO)

October 31, 2021

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.97%
Brazil-3.67%
Braskem S.A., Class A, Preference Shares(a)	815	$7,874
Cia Siderurgica Nacional S.A.	4,300	17,377
Vale S.A.	16,100	204,527

		229,778

China-16.37%
Angang Steel Co. Ltd., H Shares	4,999	2,693
ANTA Sports Products Ltd.	4,269	66,732
Bosideng International Holdings Ltd.	10,000	7,764
BYD Co. Ltd., H Shares	3,053	116,405
China Coal Energy Co. Ltd., H Shares	10,000	6,093
China Hongqiao Group Ltd.	7,999	8,895
China International Marine Containers Group Co. Ltd., H Shares	1,380	2,728
China Longyuan Power Group Corp. Ltd., H Shares	11,349	26,523
COSCO SHIPPING Holdings Co. Ltd., H Shares(a)(b)	22,398	34,782
Flat Glass Group Co. Ltd., H Shares	1,307	7,057
Fuyao Glass Industry Group Co. Ltd., H Shares(c)	1,687	9,737
Ganfeng Lithium Co. Ltd., H Shares(b)(c)	1,459	27,364
Great Wall Motor Co. Ltd., H Shares	20,502	92,507
Li Ning Co. Ltd.	11,317	125,841
NIO, Inc., ADR(a)	5,841	230,194
Shanghai Baosight Software Co. Ltd., B Shares	1,288	5,148
Shenzhou International Group Holdings Ltd.	2,449	52,827
Wuxi Biologics Cayman, Inc.(a)(c)	9,370	142,615
Xinyi Glass Holdings Ltd.	10,607	29,929
Yanzhou Coal Mining Co. Ltd., H Shares	4,753	7,051
Zijin Mining Group Co. Ltd., H Shares	16,189	22,559

		1,025,444

Czech Republic-0.48%
CEZ A.S.	640	21,148
Komercni banka A.S.(a)	236	9,166

		30,314

Greece-0.23%
Eurobank Ergasias Services and Holdings S.A.(a)	8,481	8,866
Star Bulk Carriers Corp.	256	5,297

		14,163

Hungary-0.61%
OTP Bank Nyrt(a)	639	38,414

India-28.35%
ABB India Ltd.	193	5,464
ACC Ltd.	278	8,663
Adani Green Energy Ltd.(a)	1,655	25,480
Adani Ports & Special Economic Zone Ltd.	2,701	24,997
Adani Transmission Ltd.(a)	1,779	41,989
Ambuja Cements Ltd.	3,189	17,239
Apollo Hospitals Enterprise Ltd.	508	28,914
Ashok Leyland Ltd.	6,904	13,129
Asian Paints Ltd.	1,563	64,708
Avenue Supermarts Ltd.(a)(c)	440	27,238
Bajaj Finance Ltd.	869	85,880
Bajaj Finserv Ltd.	177	42,125
Berger Paints India Ltd.	811	8,031

	Shares	Value
India-(continued)
Bharat Electronics Ltd.	4,032	$11,138
Bharat Forge Ltd.	915	9,374
Divi’s Laboratories Ltd.	495	34,045
DLF Ltd.	2,516	13,393
Grasim Industries Ltd.	2,361	54,266
Havells India Ltd.	995	16,782
Hindalco Industries Ltd.	7,482	45,942
ICICI Bank Ltd.	18,976	203,251
IDFC First Bank Ltd.(a)	8,945	5,913
Infosys Ltd.	14,917	332,230
JSW Steel Ltd.	6,369	56,914
Larsen & Toubro Infotech Ltd.(c)	147	13,118
Larsen & Toubro Ltd.	2,649	62,497
Marico Ltd.	1,527	11,592
Motherson Sumi Systems Ltd.	5,141	15,341
NMDC Ltd.	3,765	7,197
Pidilite Industries Ltd.	584	18,044
Power Finance Corp. Ltd.	3,395	6,035
Siemens Ltd.	289	8,439
State Bank of India	7,868	52,762
Tata Consumer Products Ltd.	2,160	23,351
Tata Motors Ltd.(a)	8,292	53,563
Tata Motors Ltd., Class A(a)	3,059	10,049
Tata Steel Ltd.	5,186	91,138
Tech Mahindra Ltd.	2,382	47,011
Titan Co. Ltd.	1,313	41,794
UltraTech Cement Ltd.	467	47,623
Vedanta Ltd.	7,140	28,987
Wipro Ltd.	6,949	60,019

		1,775,665

Kuwait-1.27%
Agility Public Warehousing Co. KSC	4,156	13,787
Kuwait Finance House KSCP	23,725	65,481

		79,268

Malaysia-0.53%
MR DIY Group M Bhd(c)	4,900	4,461
Press Metal Aluminium Holdings Bhd	16,500	22,154
Telekom Malaysia Bhd	4,600	6,432

		33,047

Mexico-2.07%
Cemex S.A.B. de C.V., Series CPO(a)(d)	62,706	40,414
Grupo Elektra S.A.B. de C.V.	271	20,856
Grupo Mexico S.A.B. de C.V., Class B	8,132	35,753
Grupo Televisa S.A.B., Series CPO(e)	8,483	17,261
Ternium S.A., ADR	331	15,335

		129,619

Philippines-0.14%
International Container Terminal Services, Inc.	2,475	8,838

Poland-0.47%
Bank Polska Kasa Opieki S.A.	566	18,705
LPP S.A.	3	10,784

		29,489

Qatar-0.54%
Industries Qatar Q.S.C.	7,716	33,610

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco S&P Emerging Markets Momentum ETF (EEMO)—(continued)

October 31, 2021

	Shares	Value
Russia-4.50%
Alrosa PJSC	11,439	$20,137
Evraz PLC	2,621	22,333
Gazprom PJSC	43,772	215,858
Severstal PAO	1,045	23,724

		282,052

Saudi Arabia-13.34%
Advanced Petrochemical Co.	283	5,613
Al Rajhi Bank	7,285	269,189
Alinma Bank	3,993	26,773
Bank AlBilad(a)	1,206	13,568
Bank Al-Jazira	1,582	8,098
Dr Sulaiman Al Habib Medical Services Group Co.	410	18,123
Emaar Economic City(a)	1,474	4,991
Mouwasat Medical Services Co.	157	7,526
National Industrialization Co.(a)	1,611	10,694
National Petrochemical Co.	472	6,053
Rabigh Refining & Petrochemical Co.(a)	391	2,971
Riyad Bank	4,741	37,350
SABIC Agri-Nutrients Co.	742	32,442
Sahara International Petrochemical Co.	2,368	27,715
Saudi Arabian Mining Co.(a)	1,786	38,854
Saudi Basic Industries Corp.	2,622	90,175
Saudi Electricity Co.	2,676	20,333
Saudi Industrial Investment Group	1,018	10,273
Saudi Kayan Petrochemical Co.(a)	4,022	21,832
Saudi National Bank (The)	7,162	125,830
Saudi Telecom Co.	1,832	57,145

		835,548

South Africa-0.83%
Capitec Bank Holdings Ltd.	324	36,382
Pepkor Holdings Ltd.(a)(c)	3,173	5,016
Woolworths Holdings Ltd.	3,015	10,693

		52,091

South Korea-12.36%
BNK Financial Group, Inc.	869	6,544
Daewoo Engineering & Construction Co. Ltd.(a)	678	3,626
Ecopro BM Co. Ltd.	38	13,330
Hanwha Aerospace Co. Ltd.	116	4,467
Hanwha Life Insurance Co. Ltd.	920	2,736
HMM Co. Ltd.(a)	2,022	46,114
Hyundai Mipo Dockyard Co. Ltd.(a)	108	6,996
Hyundai Steel Co.	312	11,868
Kakao Corp.	1,297	139,295
KCC Corp.	24	6,839
Kia Corp.	857	62,411
Korea Investment Holdings Co. Ltd.	123	9,158
Korea Investment Holdings Co. Ltd., Preference Shares	18	1,048
Korean Air Lines Co. Ltd.(a)	655	17,068
Kumho Petrochemical Co. Ltd.	54	7,948
LG Electronics, Inc.	325	33,514
LG Electronics, Inc., Preference Shares	67	3,675
Mando Corp.(a)	103	5,500
Meritz Financial Group, Inc.	247	7,028
Meritz Fire & Marine Insurance Co. Ltd.	237	5,618
Meritz Securities Co. Ltd.	952	3,797
Pan Ocean Co. Ltd.	722	3,720
POSCO	289	73,205

	Shares	Value
South Korea-(continued)
POSCO Chemical Co. Ltd.	104	$12,949
Samsung Electronics Co. Ltd., Preference Shares	2,885	158,008
Samsung Engineering Co. Ltd.(a)	489	10,378
Samsung SDI Co. Ltd.	164	103,013
SKC Co. Ltd.	76	11,577
SSANGYONG C&E Co. Ltd.	379	2,546

		773,976

Taiwan-10.03%
Asustek Computer, Inc.	2,062	26,175
Chailease Holding Co. Ltd.	5,373	51,395
China Airlines Ltd.(a)	8,000	4,948
China Development Financial Holding Corp.	48,000	24,510
China Motor Corp.	1,000	2,492
E Ink Holdings, Inc.	3,000	9,914
Eclat Textile Co. Ltd.	624	13,621
eMemory Technology, Inc.	174	14,391
Evergreen Marine Corp. Taiwan Ltd.	17,510	62,651
Fubon Financial Holding Co. Ltd.	30,318	80,242
Globalwafers Co. Ltd.	658	17,983
Innolux Corp.	31,052	18,648
momo.com, Inc.	287	18,474
Nan Ya Printed Circuit Board Corp.	1,294	22,824
Qisda Corp.	5,000	5,574
Ruentex Development Co. Ltd.	6,007	15,315
Ruentex Industries Ltd.	1,668	6,508
Sino-American Silicon Products, Inc.	1,770	12,062
TA Chen Stainless Pipe(a)	5,000	7,938
Taishin Financial Holding Co. Ltd.	32,000	21,001
Taiwan Glass Industry Corp.	6,311	6,196
Tung Ho Steel Enterprise Corp.	2,540	3,690
U-Ming Marine Transport Corp.	1,418	2,682
Unimicron Technology Corp.	3,890	26,578
United Microelectronics Corp.	48,333	100,808
Winbond Electronics Corp.	10,659	10,081
Yuanta Financial Holding Co. Ltd.	40,000	35,529
Yulon Finance Corp.	1,000	6,059

		628,289

Thailand-0.79%
Bangkok Chain Hospital PCL, NVDR	4,110	2,514
Delta Electronics Thailand PCL, NVDR	2,208	27,681
Krungthai Card PCL, NVDR	3,341	5,815
SCG Packaging PCL, NVDR	4,810	9,313
Thai Union Group PCL, NVDR	6,909	4,352

		49,675

Turkey-0.44%
Coca-Cola Icecek A.S.	285	2,522
Eregli Demir ve Celik Fabrikalari TAS	8,671	17,757
Ford Otomotiv Sanayi A.S.	204	3,938
Sasa Polyester Sanayi A.S.(a)	720	2,324
Vestel Elektronik Sanayi ve Ticaret A.S.	247	651

		27,192

United Arab Emirates-2.95%
Abu Dhabi Commercial Bank PJSC	8,429	19,046
Aldar Properties PJSC	22,848	25,130
Emaar Properties PJSC	10,716	11,699

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco S&P Emerging Markets Momentum ETF (EEMO)—(continued)

October 31, 2021

	Shares		Value
United Arab Emirates-(continued)
Emirates Telecommunications Group Co. PJSC		5,053	$35,217
First Abu Dhabi Bank PJSC		19,355	93,899

			184,991

Total Common Stocks & Other Equity Interests (Cost $5,893,860)			6,261,463

	Principal Amount

Non-U.S. Dollar Denominated Bonds & Notes-0.00%(f)
India-0.00%
Britannia Industries Ltd., 8.00%, 08/28/2022 (Cost $214)	INR	15,360	211

	Shares

Money Market Funds-0.18%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(g)(h) (Cost $11,208)		11,208	11,208

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.15% (Cost $5,905,282)			6,272,882

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-0.25%
Invesco Private Government Fund, 0.02%(g)(h)(i)	4,674	$4,674
Invesco Private Prime Fund, 0.11%(g)(h)(i)	10,901	10,905

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $15,579)		15,579

TOTAL INVESTMENTS IN SECURITIES-100.40% (Cost $5,920,861)		6,288,461
OTHER ASSETS LESS LIABILITIES-(0.40)%		(24,976)

NET ASSETS-100.00%		$6,263,485

Investment Abbreviations:

ADR-American Depositary Receipt

CPO-Certificates of Ordinary Participation

INR-Indian Rupee

NVDR-Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2021.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $229,549, which represented 3.66% of the Fund’s Net Assets.

(d)	Each CPO for Cemex S.A.B. de C.V. represents two Series A shares and one Series B share.
(e)	Each CPO for Grupo Televisa S.A.B. represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(f)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(g)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$3,747,538	$(3,736,330)	$-	$-	$11,208	$4

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	25,572	674,500	(695,398)	-	-	4,674	5	*
Invesco Private Prime Fund	38,358	935,531	(962,990)	-	6	10,905	48	*

Total	$63,930	$5,357,569	$(5,394,718)	$-	$6	$26,787	$57

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco S&P Emerging Markets Momentum ETF (EEMO)—(continued)

October 31, 2021

(h)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(i)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)

October 31, 2021

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.85%
Australia-5.73%
APA Group	32,060	$197,458
ASX Ltd.	2,086	130,075
AusNet Services Ltd.	161,075	298,829
Coles Group Ltd.	11,056	142,334
Macquarie Group Ltd.	1,044	155,128
Medibank Pvt Ltd.	62,577	156,045

		1,079,869

Austria-0.58%
Oesterreichische Post AG	2,564	108,302

Belgium-0.70%
Ackermans & van Haaren N.V.	764	131,472

Brazil-0.92%
Yara International ASA	3,311	172,531

China-1.75%
BOC Hong Kong Holdings Ltd.	104,154	330,709

Denmark-0.87%
Tryg A/S	6,885	163,387

Finland-2.91%
Elisa OYJ	2,405	145,227
Fortum OYJ	7,044	209,498
Sampo OYJ, Class A	3,650	194,302

		549,027

France-4.21%
Cie Generale des Etablissements Michelin S.C.A.	785	123,276
Danone S.A.	3,859	251,650
Orange S.A.	25,667	280,249
Sanofi	1,382	138,229

		793,404

Germany-5.08%
Deutsche Telekom AG	6,253	116,345
E.ON SE	15,616	198,173
Evonik Industries AG	7,073	229,350
Uniper SE	4,670	206,501
Vonovia SE	3,428	208,112

		958,481

Hong Kong-9.75%
CK Infrastructure Holdings Ltd.	35,780	215,718
CLP Holdings Ltd.	15,933	155,970
Hang Seng Bank Ltd.	7,228	137,516
Henderson Land Development Co. Ltd.(a)	41,942	175,768
HK Electric Investments & HK Electric Investments Ltd.(a)	160,840	160,239
HKT Trust & HKT Ltd.	192,489	261,302
Hongkong Land Holdings Ltd.	38,640	212,907
Link REIT	15,837	140,474
Power Assets Holdings Ltd.	37,025	225,842
Sun Hung Kai Properties Ltd.	11,501	153,021

		1,838,757

Italy-4.99%
Assicurazioni Generali S.p.A.	11,937	260,396
Snam S.p.A.	34,779	197,094

	Shares	Value
Italy-(continued)
Terna Rete Elettrica Nazionale S.p.A.	22,084	$164,636
UnipolSai Assicurazioni S.p.A.	109,887	318,426

		940,552

Japan-17.08%
Advance Residence Investment Corp.	34	111,519
Chubu Electric Power Co., Inc.	12,116	125,277
Chugoku Electric Power Co., Inc. (The)(a)	21,026	174,256
Daiwa House REIT Investment Corp.	46	131,918
ENEOS Holdings, Inc.	45,726	184,308
EXEO Group, Inc.	4,783	110,237
Idemitsu Kosan Co. Ltd.	7,595	207,484
Japan Real Estate Investment Corp.	21	128,551
Japan Tobacco, Inc.(a)	13,646	267,535
Kaken Pharmaceutical Co. Ltd.	2,806	110,493
Kansai Electric Power Co., Inc. (The)	19,613	180,262
KDDI Corp.	4,385	135,674
Kenedix Office Investment Corp.(a)	22	139,110
Mitsubishi Corp.	6,377	202,006
Nippon Telegraph & Telephone Corp.	5,578	155,954
Sekisui House Reit, Inc.(a)	164	123,980
Seven Bank Ltd.	85,998	181,763
Softbank Corp.	17,640	240,486
Takeda Pharmaceutical Co. Ltd.	5,677	159,469
Tohoku Electric Power Co., Inc.	23,241	150,626

		3,220,908

Netherlands-3.00%
Koninklijke Ahold Delhaize N.V.	4,719	153,620
NN Group N.V.	7,699	412,696

		566,316

New Zealand-1.25%
Spark New Zealand Ltd.	72,270	236,102

Norway-3.69%
Gjensidige Forsikring ASA	13,440	333,804
Orkla ASA	13,541	131,515
Telenor ASA	14,626	230,560

		695,879

Portugal-1.01%
Jeronimo Martins SGPS S.A.	8,350	189,396

Singapore-11.28%
Ascendas REIT	121,885	279,292
CapitaLand Integrated Commercial Trust	96,502	153,859
CapitaLand Investment Ltd.(b)	76,251	194,515
Keppel REIT	202,892	170,017
Mapletree Commercial Trust	99,668	161,124
Mapletree Industrial Trust	77,871	158,803
Mapletree Logistics Trust	105,035	157,338
Singapore Technologies Engineering Ltd.	53,145	150,942
Singapore Telecommunications Ltd.	111,284	206,311
Suntec REIT	192,951	213,198
United Overseas Bank Ltd.	6,298	124,932
Venture Corp. Ltd.	11,132	155,278

		2,125,609

Spain-4.21%
Endesa S.A.	15,805	364,801

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)—(continued)

October 31, 2021

	Shares	Value
Spain-(continued)
Iberdrola S.A.	12,654	$149,587
Red Electrica Corp. S.A.	13,435	280,013

		794,401

Sweden-7.82%
Axfood AB	4,451	109,092
Castellum AB(a)	4,301	114,380
Essity AB, Class B	5,505	178,062
ICA Gruppen AB	3,908	202,032
Industrivarden AB, Class A(a)	231	7,617
Securitas AB, Class B	15,909	263,035
Svenska Handelsbanken AB, Class A(a)	15,118	173,104
Tele2 AB, Class B	13,375	188,669
Telia Co. AB(a)	60,380	237,590

		1,473,581

Switzerland-3.39%
Holcim Ltd.(b)	2,456	122,860
Novartis AG	1,546	127,978
Swisscom AG	277	151,088
Zurich Insurance Group AG	535	237,654

		639,580

United Kingdom-9.63%
Admiral Group PLC	3,314	130,375
Bunzl PLC	4,190	155,188
GlaxoSmithKline PLC	11,508	237,976
National Grid PLC	27,552	353,272

	Shares	Value
United Kingdom-(continued)
Phoenix Group Holdings PLC	29,651	$266,869
Severn Trent PLC	4,367	163,898
Tesco PLC	55,992	207,151
Unilever PLC	2,345	125,748
United Utilities Group PLC	12,330	175,521

		1,815,998

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.85% (Cost $18,384,631)		18,824,261

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-7.42%
Invesco Private Government Fund, 0.02%(c)(d)(e) .	419,898	419,898
Invesco Private Prime Fund, 0.11%(c)(d)(e)	979,370	979,762

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,399,660)		1,399,660

TOTAL INVESTMENTS IN SECURITIES-107.27% (Cost $19,784,291)		20,223,921
OTHER ASSETS LESS LIABILITIES-(7.27)%		(1,370,488)

NET ASSETS-100.00%		$18,853,433

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2021.
(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$1,289,048	$(1,289,048)	$-	$-	$-	$6

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	76,193	5,119,017	(4,775,312)	-	-	419,898	51	*
Invesco Private Prime Fund	114,290	8,299,018	(7,433,558)	-	12	979,762	605	*

Total	$190,483	$14,707,083	$(13,497,918)	$-	$12	$1,399,660	$662

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco S&P International Developed Low Volatility ETF (IDLV)

October 31, 2021

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.69%
Australia-7.17%
APA Group(a)	505,600	$3,114,001
ASX Ltd.	59,121	3,686,569
AusNet Services Ltd.	2,270,957	4,213,118
Brambles Ltd.	391,653	2,953,473
Coles Group Ltd.	259,505	3,340,830
Commonwealth Bank of Australia	43,413	3,413,354
CSL Ltd.	13,270	2,995,013
Macquarie Group Ltd.	23,564	3,501,378
Medibank Pvt Ltd.	1,332,389	3,322,515
National Australia Bank Ltd.	143,967	3,104,516
Sonic Healthcare Ltd.	105,722	3,178,694
Telstra Corp. Ltd.	1,203,347	3,452,646
Wesfarmers Ltd.	84,990	3,654,611
Westpac Banking Corp.	159,323	3,071,865
Woolworths Group Ltd.	113,839	3,256,011

		50,258,594

Austria-0.44%
Oesterreichische Post AG(a)	72,605	3,066,810

Belgium-1.93%

Ackermans & van Haaren N.V.	20,695	3,561,261
Etablissements Franz Colruyt N.V.	59,954	2,944,564
Groupe Bruxelles Lambert S.A.	32,744	3,798,775
Warehouses De Pauw C.V.A.	71,166	3,244,862

		13,549,462

Brazil-0.50%
Yara International ASA	66,820	3,481,879

Canada-18.76%
Algonquin Power & Utilities Corp.	242,136	3,484,899
AltaGas Ltd.	161,076	3,329,246
Bank of Montreal(a)	37,780	4,095,437
Bank of Nova Scotia (The)	71,640	4,689,500
BCE, Inc.	94,259	4,844,694
Canadian Apartment Properties REIT	69,024	3,365,028
Canadian Imperial Bank of Commerce	46,098	5,584,717
Canadian National Railway Co.	24,960	3,312,025
Canadian Utilities Ltd., Class A(a)	140,856	4,073,807
CGI, Inc., Class A(b)	33,929	3,026,252
Dollarama, Inc.	73,385	3,311,812
Emera, Inc.(a)	121,923	5,663,609
Enbridge, Inc.	80,129	3,351,125
Fortis, Inc.	124,157	5,517,978
George Weston Ltd.	36,211	3,906,365
Great-West Lifeco, Inc.	147,207	4,323,994
Hydro One Ltd.(c)	197,947	4,722,111
IGM Financial, Inc.	85,818	3,402,119
Intact Financial Corp.	25,434	3,404,264
Loblaw Cos. Ltd.	59,595	4,475,094
Metro, Inc.	86,654	4,353,148
National Bank of Canada	59,229	4,895,812
Open Text Corp.	62,480	3,142,272
Power Corp. of Canada(a)	121,409	4,037,335
Quebecor, Inc., Class B	140,176	3,566,739
Royal Bank of Canada(a)	51,373	5,338,929
Saputo, Inc.	124,514	2,969,331
Sun Life Financial, Inc.	76,874	4,374,106

	Shares	Value
Canada-(continued)
TELUS Corp.	198,392	$4,543,866
Thomson Reuters Corp.	27,750	3,332,776
TMX Group Ltd.	39,221	4,239,621
Toronto-Dominion Bank (The)	65,682	4,760,494

		131,438,505

China-0.46%
Wilmar International Ltd.	1,003,590	3,215,060

Denmark-0.43%
Carlsberg A/S, Class B	18,219	3,008,465

Finland-2.65%
Elisa OYJ	58,089	3,507,724
Huhtamaki OYJ	59,207	2,580,363
Kojamo OYJ	144,432	3,230,894
Kone OYJ, Class B	39,411	2,689,072
Orion OYJ, Class B(a)	74,400	3,222,702
Sampo OYJ, Class A	62,937	3,350,359

		18,581,114

France-4.77%
Air Liquide S.A.	22,343	3,729,535
Bureau Veritas S.A.	105,954	3,367,017
Dassault Systemes SE	54,746	3,191,817
Hermes International	2,254	3,574,871
Legrand S.A.	29,380	3,204,163
L’Oreal S.A.	7,524	3,438,891
Orange S.A.	278,045	3,035,879
Pernod Ricard S.A.	15,486	3,560,939
Sanofi	33,420	3,342,708
Schneider Electric SE	17,275	2,976,735

		33,422,555

Germany-4.12%
Beiersdorf AG	26,797	2,849,897
Deutsche Boerse AG	18,577	3,087,148
Deutsche Telekom AG	161,227	2,999,834
E.ON SE	266,534	3,382,426
Evonik Industries AG	97,156	3,150,396
Henkel AG & Co. KGaA, Preference Shares	37,784	3,383,484
Siemens Healthineers AG(c)	48,398	3,218,255
Symrise AG	24,269	3,357,600
Uniper SE	78,307	3,462,622

		28,891,662

Hong Kong-6.98%
CK Infrastructure Holdings Ltd.	589,710	3,555,370
CLP Holdings Ltd.	509,082	4,983,461
Hang Seng Bank Ltd.(a)	178,264	3,391,554
Henderson Land Development Co. Ltd.(a)	745,462	3,124,040
HK Electric Investments & HK Electric Investments Ltd.(a)	7,981,800	7,951,993
HKT Trust & HKT Ltd.	3,053,070	4,144,519
Hong Kong & China Gas Co. Ltd. (The)	2,494,149	3,879,549
Hongkong Land Holdings Ltd.	688,104	3,791,453
Link REIT	361,643	3,207,765
MTR Corp. Ltd.(a)	688,355	3,751,904

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco S&P International Developed Low Volatility ETF (IDLV)—(continued)

October 31, 2021

	Shares	Value
Hong Kong-(continued)
Power Assets Holdings Ltd.	687,939	$4,196,233
Sun Hung Kai Properties Ltd.	222,477	2,960,049

		48,937,890

Ireland-0.39%
Kerry Group PLC, Class A	20,452	2,747,865

Israel-2.45%
Bank Hapoalim BM	356,681	3,513,876
Bank Leumi Le-Israel BM	366,267	3,500,412
First International Bank of Israel Ltd.(a)	91,689	3,677,028
Mizrahi Tefahot Bank Ltd.	93,060	3,387,109
Shufersal Ltd.	374,761	3,105,548

		17,183,973

Italy-2.38%
Assicurazioni Generali S.p.A.	156,795	3,420,354
Davide Campari-Milano N.V.	232,965	3,310,675
Snam S.p.A.	604,985	3,428,484
Terna Rete Elettrica Nazionale S.p.A.	440,989	3,287,577
UnipolSai Assicurazioni S.p.A.(a)	1,106,457	3,206,242

		16,653,332

Japan-14.48%
Advance Residence Investment Corp.	956	3,135,663
Calbee, Inc.	135,670	3,492,142
Chubu Electric Power Co., Inc.	283,091	2,927,115
Chugoku Electric Power Co., Inc. (The)(a)	361,481	2,995,830
Daiwa House REIT Investment Corp.	1,164	3,338,110
Daiwa Office Investment Corp.	443	2,855,558
EXEO Group, Inc.	122,348	2,819,825
Ezaki Glico Co. Ltd.	88,711	3,213,124
House Foods Group, Inc.	92,440	2,646,934
Idemitsu Kosan Co. Ltd.	131,176	3,583,541
Industrial & Infrastructure Fund Investment Corp.	1,595	2,916,531
ITOCHU Corp.	102,208	2,906,015
Japan Real Estate Investment Corp.	489	2,993,396
Japan Tobacco, Inc.	186,260	3,651,692
Kansai Electric Power Co., Inc. (The)	314,259	2,888,344
Kao Corp.	52,334	2,951,633
KDDI Corp.	89,207	2,760,117
Kenedix Office Investment Corp.(a)	463	2,927,630
Kinden Corp.	181,580	2,971,526
McDonald’s Holdings Co. Japan Ltd.(a)	114,749	5,122,319
MEIJI Holdings Co. Ltd.	58,438	3,684,887
Mizuho Financial Group, Inc.	207,074	2,733,141
Nippon Telegraph & Telephone Corp.	107,953	3,018,234
Nissin Foods Holdings Co. Ltd.	41,440	3,165,467
Osaka Gas Co. Ltd.	155,282	2,500,309
Secom Co. Ltd.	40,080	2,720,273
Sekisui House Reit, Inc.(a)	3,975	3,004,999
Seven Bank Ltd.	1,389,991	2,937,845
Shizuoka Bank Ltd. (The)(a)	372,430	2,995,118
Softbank Corp.	266,550	3,633,870
Takeda Pharmaceutical Co. Ltd.	89,067	2,501,922
Teijin Ltd.	208,356	2,793,916
Tohoku Electric Power Co., Inc.	412,921	2,676,155

		101,463,181

Netherlands-2.42%
Akzo Nobel N.V.	28,012	3,222,889

	Shares	Value
Netherlands-(continued)
Koninklijke Ahold Delhaize N.V.	111,229	$3,620,889
Koninklijke DSM N.V.	16,246	3,554,271
NN Group N.V.	60,569	3,246,732
Wolters Kluwer N.V.	31,766	3,332,038

		16,976,819

New Zealand-1.05%
Goodman Property Trust	2,142,050	3,809,401
Spark New Zealand Ltd.	1,095,842	3,580,053

		7,389,454

Norway-1.57%
Gjensidige Forsikring ASA	141,388	3,511,593
Orkla ASA	411,848	4,000,028
Telenor ASA	219,904	3,466,504

		10,978,125

Portugal-0.48%
Jeronimo Martins SGPS S.A.	148,140	3,360,128

Singapore-8.15%
Ascendas REIT	1,550,401	3,552,643
CapitaLand Integrated Commercial Trust	1,996,730	3,183,515
DBS Group Holdings Ltd.	149,584	3,497,503
Genting Singapore Ltd.	5,340,462	3,089,032
Keppel REIT	3,795,585	3,180,579
Mapletree Commercial Trust	2,253,653	3,643,280
Mapletree Industrial Trust	1,743,813	3,556,163
Mapletree Logistics Trust	2,417,129	3,620,764
Oversea-Chinese Banking Corp. Ltd.	459,457	4,020,462
Singapore Exchange Ltd.	471,003	3,381,023
Singapore Technologies Engineering Ltd.	1,421,976	4,038,686
Singapore Telecommunications Ltd.	1,926,975	3,572,442
Suntec REIT	3,071,942	3,394,285
United Overseas Bank Ltd.	226,812	4,499,237
UOL Group Ltd.	666,617	3,574,076
Venture Corp. Ltd.	234,986	3,277,780

		57,081,470

Spain-1.39%
Endesa S.A.	127,725	2,948,067
Iberdrola S.A.	279,657	3,305,914
Red Electrica Corp. S.A.	166,860	3,477,710

		9,731,691

Sweden-4.20%
AAK AB	142,734	3,119,424
Axfood AB(a)	153,750	3,768,339
Essity AB, Class B	101,068	3,269,103
ICA Gruppen AB	71,623	3,702,697
Industrivarden AB, Class C	94,997	3,084,900
Investor AB, Class B	149,111	3,435,881
L E Lundbergforetagen AB, Class B	51,280	2,953,145
Tele2 AB, Class B	203,541	2,871,164
Telia Co. AB(a)	821,079	3,230,874

		29,435,527

Switzerland-6.89%
ABB Ltd.	91,926	3,047,265
Chocoladefabriken Lindt & Spruengli AG, PC(a)	329	3,884,990
Geberit AG	4,836	3,783,062
Givaudan S.A.	780	3,678,271

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco S&P International Developed Low Volatility ETF (IDLV)—(continued)

October 31, 2021

	Shares	Value
Switzerland-(continued)
Nestle S.A.	40,620	$5,370,953
Novartis AG	46,593	3,856,957
Partners Group Holding AG	1,803	3,152,167
Roche Holding AG	8,887	3,443,439
Schindler Holding AG, PC	11,064	2,884,208
SGS S.A.	1,431	4,240,928
Sika AG	9,298	3,154,451
Swisscom AG	7,696	4,197,742
Zurich Insurance Group AG	7,988	3,548,377

		48,242,810

United Kingdom-4.53%
Admiral Group PLC(a)	66,608	2,620,396
Bunzl PLC	89,190	3,303,392
GlaxoSmithKline PLC	161,230	3,334,100
Halma PLC	72,910	2,960,266
National Grid PLC	268,617	3,444,209
Segro PLC	187,343	3,319,148
Severn Trent PLC	86,990	3,264,836
Spirax-Sarco Engineering PLC	13,483	2,884,091
Tesco PLC	942,688	3,487,623
Unilever PLC	58,053	3,113,022

		31,731,083

United States-1.10%
Ferguson PLC	21,167	3,190,165
Waste Connections, Inc.	33,228	4,514,215

		7,704,380

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.69% (Cost $662,160,112)		698,531,834

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-7.63%
Invesco Private Government Fund, 0.02%(d)(e)(f)	16,037,629	$16,037,629
Invesco Private Prime Fund, 0.11%(d)(e)(f)	37,406,158	37,421,121

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $53,458,750)		53,458,750

TOTAL INVESTMENTS IN SECURITIES-107.32% (Cost $715,618,862)		751,990,584
OTHER ASSETS LESS LIABILITIES-(7.32)%		(51,296,798)

NET ASSETS-100.00%		$700,693,786

Investment Abbreviations:

PC-Participation Certificate

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2021.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $7,940,366, which represented 1.13% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income
Investments in Affiliated
Money Market Funds:
Invesco Government & Agency
Portfolio, Institutional Class	$ -	$29,637,141	$(29,637,141)	$-	$ -	$ -	$199

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P International Developed Low Volatility ETF (IDLV)–(continued)

October 31, 2021

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$6,794,633	$161,542,286	$(152,299,290)	$-	$-	$16,037,629	$2,468	*

Invesco Private Prime Fund	10,191,939	264,840,976	(237,612,886)	-	1,092	37,421,121	29,904	*

Total	$16,986,572	$456,020,403	$(419,549,317)	$-	$1,092	$53,458,750	$32,571

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco S&P International Developed Momentum ETF (IDMO)

October 31, 2021

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Australia-6.43%
Aristocrat Leisure Ltd.	1,565	$54,871
Australia & New Zealand Banking Group Ltd.	8,848	187,011
BlueScope Steel Ltd.	1,966	30,449
Boral Ltd.(a)	1,413	6,771
Commonwealth Bank of Australia	4,336	340,919
Glencore PLC	28,673	143,556
Harvey Norman Holdings Ltd.	1,753	6,531
National Australia Bank Ltd.	8,449	182,195
Washington H Soul Pattinson & Co. Ltd.	387	9,441
Wesfarmers Ltd.	2,614	112,403

		1,074,147

Austria-0.79%
ANDRITZ AG	189	10,713
Erste Group Bank AG	849	36,451
Oesterreichische Post AG	125	5,280
OMV AG	414	25,105
Verbund AG	178	18,560
voestalpine AG	539	20,484
Wienerberger AG	414	14,670

		131,263

Belgium-0.31%
Sofina S.A.	55	24,339
Solvay S.A., Class A	232	27,600

		51,939

Canada-15.27%
AltaGas Ltd.	980	20,255
Bank of Montreal(b)	3,094	335,397
Bank of Nova Scotia (The)	4,452	291,424
CAE, Inc.(a)	800	24,222
Canadian Imperial Bank of Commerce	2,377	287,971
Canadian Tire Corp. Ltd., Class A(b)	152	21,555
CCL Industries, Inc., Class B	439	23,959
Gildan Activewear, Inc.	485	17,787
Great-West Lifeco, Inc.	1,307	38,391
Keyera Corp.	555	14,202
National Bank of Canada(b)	1,445	119,442
Nutrien Ltd.	1,733	120,935
Onex Corp.	214	15,923
Power Corp. of Canada	3,054	101,558
RioCan REIT	450	8,092
Royal Bank of Canada(b)	5,335	554,439
Teck Resources Ltd., Class B	1,217	33,912
Thomson Reuters Corp.	432	51,883
Toronto-Dominion Bank (The)	6,014	435,882
WSP Global, Inc.	250	33,839

		2,551,068

China-0.38%
Chow Tai Fook Jewellery Group Ltd.	6,991	14,307
ENN Energy Holdings Ltd.(b)	1,875	32,467
Wharf Holdings Ltd. (The)(b)	5,012	17,396

		64,170

Denmark-1.72%
AP Moller - Maersk A/S, Class A	14	38,374
AP Moller - Maersk A/S, Class B	23	66,531

	Shares	Value
Denmark-(continued)
Demant A/S(a)	287	$13,916
DSV A/S	727	169,130

		287,951

Finland-1.61%
Kesko OYJ, Class B(b)	1,392	45,250
Metso Outotec OYJ	1,741	17,488
Nordea Bank Abp	8,646	105,763
Stora Enso OYJ, Class R	1,571	26,144
UPM-Kymmene OYJ	1,556	54,957
Wartsila OYJ Abp	1,337	18,559

		268,161

France-13.20%
Bollore S.A.	2,788	16,164
Bureau Veritas S.A.	906	28,791
Capgemini SE	504	117,409
Christian Dior SE	15	11,761
Cie de Saint-Gobain	2,303	158,736
Cie Generale des Etablissements Michelin S.C.A.	521	81,817
Dassault Systemes SE	1,849	107,801
Hermes International	185	293,412
Kering S.A.	189	141,775
Legrand S.A.	711	77,541
LVMH Moet Hennessy Louis Vuitton SE	1,063	833,063
Sartorius Stedim Biotech	64	35,269
Schneider Electric SE	1,368	235,726
Societe Generale S.A.	1,984	66,205

		2,205,470

Germany-5.49%
Bayerische Motoren Werke AG, Preference Shares	170	14,480
BioNTech SE, ADR(a)	378	105,360
Daimler AG	3,352	332,594
Deutsche Post AG	3,575	221,421
HeidelbergCement AG	377	28,420
Merck KGaA	413	97,596
Porsche Automobil Holding SE, Preference Shares	530	55,091
Puma SE	260	32,285
Volkswagen AG	90	29,246

		916,493

Ireland-0.26%
Smurfit Kappa Group PLC	818	42,873

Israel-0.49%
ICL Group Ltd.	3,099	26,554
Israel Corp. Ltd. (The)(a)	25	9,220
Kornit Digital Ltd.(a)	153	25,594
Melisron Ltd.(a)	70	5,927
Nova Ltd.(a)	61	6,473
Phoenix Holdings Ltd. (The)	708	8,942

		82,710

Italy-0.10%
A2A S.p.A.	4,059	8,539
PRADA S.p.A.	1,368	8,582

		17,121

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P International Developed Momentum ETF (IDMO)—(continued)

October 31, 2021

	Shares	Value

Japan-18.08%
AGC, Inc.	601	$29,885
Ajinomoto Co., Inc.	1,194	35,666
Aozora Bank Ltd.	288	6,582
Bridgestone Corp.	1,522	66,993
Daiwa Office Investment Corp.	1	6,446
Denso Corp.	1,947	140,409
Ebara Corp.	343	18,650
FUJIFILM Holdings Corp.	1,365	105,357
Hitachi Ltd.	3,515	202,037
Ibiden Co. Ltd.	386	23,053
ITOCHU Corp.	3,731	106,081
Japan Metropolitan Fund Investment Corp.	24	21,995
Japan Prime Realty Investment Corp.	3	10,984
JFE Holdings, Inc.	1,377	21,049
JSR Corp.	521	18,779
Kenedix Office Investment Corp.	1	6,323
Konami Holdings Corp.	288	15,811
Kurita Water Industries Ltd.	359	17,631
Lasertec Corp.	216	47,415
Lixil Corp.	1,265	32,439
Marubeni Corp.	5,687	47,940
MINEBEA MITSUMI, Inc.	1,078	27,181
Mitsubishi Chemical Holdings Corp.	3,450	28,523
Mitsubishi Corp.	4,050	128,293
Mitsubishi UFJ Financial Group, Inc.	32,006	174,731
Mitsui & Co. Ltd.	4,479	101,816
Mitsui Chemicals, Inc.	564	16,719
Mitsui OSK Lines Ltd.	630	39,560
Nippon Express Co. Ltd.	214	13,363
Nippon Steel Corp.	2,923	51,244
Nippon Yusen K.K.	889	63,776
Open House Co. Ltd.	234	14,817
ORIX Corp.	3,297	65,203
ORIX JREIT, Inc.	8	13,253
Recruit Holdings Co. Ltd.	4,171	276,982
Renesas Electronics Corp.(a)	3,862	47,485
Rohm Co. Ltd.	188	17,114
Ryohin Keikaku Co. Ltd.	627	12,306
SCREEN Holdings Co. Ltd.	124	11,495
Sekisui House Reit, Inc.(b)	10	7,560
Shimadzu Corp.	654	26,470
Sojitz Corp.	513	8,436
Sumitomo Chemical Co. Ltd.	5,429	26,663
Sumitomo Rubber Industries Ltd.(b)	485	5,959
Taiyo Yuden Co. Ltd.	286	14,422
Toyota Boshoku Corp.	286	5,473
Toyota Industries Corp.	681	57,693
Toyota Motor Corp.	40,514	712,926
Toyota Tsusho Corp.	817	35,324
United Urban Investment Corp.	9	11,208
Yamaha Motor Co. Ltd.(b)	791	21,956

		3,019,476

Luxembourg-1.03%
ArcelorMittal S.A.	3,578	121,424
Eurofins Scientific SE	370	43,649
RTL Group S.A.	108	6,234

		171,307

Netherlands-10.30%
ASML Holding N.V.	1,788	1,449,450

	Shares	Value

Netherlands-(continued)
ING Groep N.V.	9,680	$146,973
NN Group N.V.	835	44,759
Wolters Kluwer N.V.	754	79,089

		1,720,271

New Zealand-0.18%
Fletcher Building Ltd.	4,113	21,105
Infratil Ltd.	1,570	9,303

		30,408

Norway-0.67%
Aker ASA, Class A	64	5,879
Elkem ASA(a)(c)	736	2,911
Entra ASA(c)	502	12,510
Nordic Semiconductor ASA(a)	951	28,105
Norsk Hydro ASA	6,874	50,283
Storebrand ASA	1,149	12,298

		111,986

Singapore-2.37%
CapitaLand Investment Ltd.(a)	6,775	17,283
DBS Group Holdings Ltd.	6,221	145,457
Oversea-Chinese Banking Corp. Ltd.	13,616	119,146
Singapore Exchange Ltd.	2,429	17,436
United Overseas Bank Ltd.	4,873	96,665

		395,987

Spain-0.78%
Banco Bilbao Vizcaya Argentaria S.A.(b)	18,573	130,294

Sweden-6.62%
AddTech AB, Class B	628	14,039
Alfa Laval AB	996	42,642
Atlas Copco AB, Class A(b)	1,624	104,340
Epiroc AB, Class A(b)	1,888	46,977
EQT AB	601	31,672
Evolution AB(c)	673	108,858
Fastighets AB Balder, Class B(a)	277	20,067
Getinge AB, Class B	738	33,022
Hexagon AB, Class B	7,672	123,274
Holmen AB, Class B	259	11,484
Industrivarden AB, Class A	584	19,257
Industrivarden AB, Class C	540	17,536
Indutrade AB	1,078	31,367
Investment AB Latour, Class B	494	17,900
Investor AB, Class A	2,589	59,844
Investor AB, Class B(b)	7,557	174,132
Kinnevik AB, Class B(a)	843	33,044
L E Lundbergforetagen AB, Class B	172	9,905
Lifco AB, Class B	710	20,675
Nibe Industrier AB, Class B	5,205	77,483
Samhallsbyggnadsbolaget i Norden AB, Class B	3,470	23,272
Sinch AB(a)(c)	1,821	34,529
SSAB AB, Class A(a)	657	3,741
SSAB AB, Class B(a)	1,516	7,558
Svenska Cellulosa AB S.C.A., Class B	1,606	25,038
Trelleborg AB, Class B	621	14,183

		1,105,839

Switzerland-6.30%
ABB Ltd.	5,020	166,409
Chocoladefabriken Lindt & Spruengli AG, PC	5	59,042

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco S&P International Developed Momentum ETF (IDMO)—(continued)

October 31, 2021

	Shares	Value

Switzerland-(continued)
Cie Financiere Richemont S.A.	2,256	$279,238
Geberit AG	123	96,219
Kuehne + Nagel International AG, Class R	270	85,188
Partners Group Holding AG	99	173,081
Sika AG	475	161,149
Swatch Group AG (The)	163	8,677
Swatch Group AG (The), BR	82	22,543

		1,051,546

Taiwan-1.50%
Sea Ltd., ADR(a)	729	250,463

United Kingdom-3.55%
Admiral Group PLC	736	28,955
Ashtead Group PLC	2,391	200,712
Aviva PLC	9,626	52,080
Burberry Group PLC	1,022	27,024
CNH Industrial N.V.	4,788	82,726
Croda International PLC	358	46,413
J Sainsbury PLC	5,143	21,107
NatWest Group PLC	15,032	45,558
Pearson PLC	1,621	13,385
Spirax-Sarco Engineering PLC	181	38,717
St James’s Place PLC(b)	1,670	36,157

		592,834

United States-2.34%
Ferguson PLC	639	96,306
Fiverr International Ltd.(a)(b)	73	12,436

	Shares	Value

United States-(continued)
Inmode Ltd.(a)	261	$24,727
James Hardie Industries PLC, CDI	1,184	45,932
Stellantis N.V.	10,557	210,745

		390,146

Zambia-0.22%
First Quantum Minerals Ltd	1,543	36,473

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.99% (Cost $15,674,221)		16,700,396

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-6.50%
Invesco Private Government Fund, 0.02%(d)(e)(f)	325,717	325,717
Invesco Private Prime Fund, 0.11%(d)(e)(f)	759,703	760,007

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,085,724)		1,085,724

TOTAL INVESTMENTS IN SECURITIES-106.49% (Cost $16,759,945)		17,786,120
OTHER ASSETS LESS LIABILITIES-(6.49)%		(1,084,750)

NET ASSETS-100.00%		$16,701,370

Investment Abbreviations:

ADR-American Depositary Receipt

BR-Bearer Shares

CDI-CREST Depository Interest

PC-Participation Certificate

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2021.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $158,808, which represented less than 1% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:

Invesco Government & Agency

Portfolio, Institutional Class	$126,469	$363,489	$(489,958)	$-	$-	$-	$2

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P International Developed Momentum ETF (IDMO)—(continued)

October 31, 2021

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income
Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$1,048,728	$1,303,878	$(2,026,889)	$-	$-	$325,717	$14	*

Invesco Private Prime Fund	1,573,092	2,257,344	(3,070,431)	-	2	760,007	150	*

Total	$2,748,289	$3,924,711	$(5,587,278)	$-	$2	$1,085,724	$166

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Statements of Assets and Liabilities

October 31, 2021

	Invesco FTSE International Low Beta Equal Weight ETF (IDLB)	Invesco S&P Emerging Markets Low Volatility ETF (EELV)	Invesco S&P Emerging Markets Momentum ETF (EEMO)	Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)
Assets:
Unaffiliated investments in securities, at value(a)	$7,466,827	$360,488,523	$6,261,674	$18,824,261
Affiliated investments in securities, at value	374,674	15,345,009	26,787	1,399,660
Foreign currencies, at value	-	5,847,893	3,787	232
Deposits with brokers:
Cash segregated as collateral	-	3,866,580	-	-
Receivable for:
Dividends	20,130	364,379	5,715	66,943
Securities lending	134	2,432	21	757
Investments sold	50,692	2,395	-	-
Fund shares sold	-	3,586,673	-	-
Foreign tax reclaims	145,717	12,697	-	15,493

Total assets	8,058,174	389,516,581	6,297,984	20,307,346

Liabilities:
Due to custodian	7,145	-	-	49,492
Due to foreign custodian	3,284	-	-	-
Payable for:
Investments purchased	41,045	18,753,990	1,119	-
Collateral upon return of securities loaned	374,674	6,078,069	15,579	1,399,660
Collateral upon receipt of securities in-kind	-	3,866,580	-	-
Accrued unitary management fees	2,905	107,754	1,756	4,761
Accrued tax expenses	-	-	16,045	-
Other payables	31	11,901	-	-

Total liabilities	429,084	28,818,294	34,499	1,453,913

Net Assets	$7,629,090	$360,698,287	$6,263,485	$18,853,433

Net assets consist of:
Shares of beneficial interest	$22,907,710	$427,529,019	$7,388,283	$21,260,837
Distributable earnings (loss)	(15,278,620)	(66,830,732)	(1,124,798)	(2,407,404)

Net Assets	$7,629,090	$360,698,287	$6,263,485	$18,853,433

Shares outstanding (unlimited amount authorized, $0.01 par value)	250,001	14,400,000	350,000	700,001
Net asset value	$30.52	$25.05	$17.90	$26.93

Market price	$30.55	$25.08	$17.72	$27.05

Unaffiliated investments in securities, at cost	$7,038,264	$326,367,106	$5,894,074	$18,384,631

Affiliated investments in securities, at cost	$374,674	$15,345,008	$26,787	$1,399,660

Foreign currencies (due to foreign custodian), at cost	$(3,295)	$5,847,887	$3,750	$245

(a) Includes securities on loan with an aggregate value of:	$343,785	$5,750,901	$14,787	$1,326,065

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco S&P International Developed Low Volatility ETF (IDLV)	Invesco S&P International Developed Momentum ETF (IDMO)

$698,531,834	$16,700,396
53,458,750	1,085,724
3,500	-
-	-
1,736,387	26,041
13,302	207
122	2,323
-	-
1,236,556	6,137

754,980,451	17,820,828

659,613	29,693
-	386
-	-
53,458,750	1,085,724
-	-
161,937	3,140
-	-
6,365	515

54,286,665	1,119,458

$700,693,786	$16,701,370

$855,066,991	$18,155,681
(154,373,205)	(1,454,311)

$700,693,786	$16,701,370

22,150,000	450,000
$31.63	$37.11

$31.69	$37.16

$662,160,112	$15,674,221

$53,458,750	$1,085,724

$2,999	$(391)

$50,326,343	$1,016,792

43

Statements of Operations

For the year ended October 31, 2021

	Invesco FTSE International Low Beta Equal Weight	Invesco S&P Emerging Markets Low Volatility	Invesco S&P Emerging Markets Momentum		Invesco S&P International Developed High Dividend Low Volatility
	ETF (IDLB)	ETF (EELV)	ETF (EEMO)		ETF (IDHD)
Investment income:
Unaffiliated interest income	$192	$-	$14		$-
Unaffiliated dividend income	222,186	12,167,759	170,013		956,288
Affiliated dividend income	2	73	4		6
Non-cash dividend income	20,501	-	-		25,201
Securities lending income	2,579	38,276	433		7,297
Foreign withholding tax claims	8,966	-	-		-
Foreign withholding tax	(23,131)	(1,554,315)	(20,227)		(70,985)

Total investment income	231,295	10,651,793	150,237		917,807

Expenses:
Unitary management fees	37,021	903,997	25,356		56,067

Less: Waivers	(4)	(38)	(19)		(10)

Net expenses	37,017	903,959	25,337		56,057

Net investment income	194,278	9,747,834	124,900		861,750

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	496,436	25,642,283	482,388	(a)	(471,675)
Affiliated investment securities	21	31	6		12
In-kind redemptions	461,700	4,152,837	1,193,504		1,946,553
Foreign currencies	3,835	(329,132)	(23,790)		(815)

Net realized gain (loss)	961,992	29,466,019	1,652,108		1,474,075

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	554,229	36,102,773	(810,790	)(b)	1,547,650
Affiliated investment securities	-	(20)	-		-
Foreign currencies	(3,878)	(9,100)	156		(1,698)

Change in net unrealized appreciation (depreciation)	550,351	36,093,653	(810,634)		1,545,952

Net realized and unrealized gain	1,512,343	65,559,672	841,474		3,020,027

Net increase in net assets resulting from operations	$1,706,621	$75,307,506	$966,374		$3,881,777

(a)	Net of foreign taxes of $10,080.
(b)	Net of foreign taxes of $(16,045).

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P International Developed Low Volatility ETF (IDLV)	Invesco S&P International Developed Momentum ETF (IDMO)

$202	$205
24,404,401	210,040
199	2
-	607
249,730	4,657
8,141	6,721
(2,189,460)	(23,652)

22,473,213	198,580

1,910,745	29,753

(330)	(3)

1,910,415	29,750

20,562,798	168,830

(1,309,650)	(725,283)
1,092	2
54,568,887	(822,977)
17,259	(1,977)

53,277,588	(1,550,235)

55,697,856	11,574,288
-	-
(72,411)	(90)

55,625,445	11,574,198

108,903,033	10,023,963

$129,465,831	$10,192,793

45

Statements of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	Invesco FTSE International Low Beta Equal Weight ETF (IDLB)		Invesco S&P Emerging Markets Low Volatility ETF (EELV)

	2021	2020	2021	2020

Operations:
Net investment income	$194,278	$399,442	$9,747,834	$9,423,108
Net realized gain (loss)	961,992	(3,818,825)	29,466,019	(57,229,752)
Change in net unrealized appreciation (depreciation)	550,351	(383,293)	36,093,653	(2,587,753)

Net increase (decrease) in net assets resulting from operations	1,706,621	(3,802,676)	75,307,506	(50,394,397)

Distributions to Shareholders from:
Distributable earnings	(179,259)	(658,693)	(8,893,471)	(9,726,970)

Shareholder Transactions:
Proceeds from shares sold	-	-	91,924,916	117,564,428
Value of shares repurchased	(3,036,730)	(40,031,688)	(67,022,264)	(124,343,540)
Transaction fees	797	15,359	174,854	474,852

Net increase (decrease) in net assets resulting from share transactions	(3,035,933)	(40,016,329)	25,077,506	(6,304,260)

Net increase (decrease) in net assets	(1,508,571)	(44,477,698)	91,491,541	(66,425,627)

Net assets:
Beginning of year	9,137,661	53,615,359	269,206,746	335,632,373

End of year	$7,629,090	$9,137,661	$360,698,287	$269,206,746

Changes in Shares Outstanding:
Shares sold	-	-	3,800,000	5,650,000
Shares repurchased	(100,000)	(1,550,000)	(2,900,000)	(6,600,000)
Shares outstanding, beginning of year	350,001	1,900,001	13,500,000	14,450,000

Shares outstanding, end of year	250,001	350,001	14,400,000	13,500,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco S&P Emerging Markets Momentum ETF (EEMO)		Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)		Invesco S&P International Developed Low Volatility ETF (IDLV)		Invesco S&P International Developed Momentum ETF (IDMO)
2021	2020	2021	2020	2021	2020	2021	2020

$124,900	$125,242	$861,750	$640,822	$20,562,798	$24,342,279	$168,830	$33,124
1,652,108	(711,827)	1,474,075	(1,614,867)	53,277,588	(99,315,228)	(1,550,235)	749,005
(810,634)	668,396	1,545,952	(1,750,839)	55,625,445	(98,479,964)	11,574,198	(10,768,111)

966,374	81,811	3,881,777	(2,724,884)	129,465,831	(173,452,913)	10,192,793	(9,985,982)

(88,036)	(131,358)	(759,011)	(875,930)	(17,849,945)	(48,157,293)	(142,128)	(61,403)

11,284,355	2,249,937	13,362,729	8,766,348	217,888,889	377,754,851	14,379,315	311,702,336
(11,675,073)	(2,371,906)	(13,272,460)	(3,825,583)	(403,375,226)	(370,632,314)	(305,965,211)	(6,103,728)
5,550	1,016	-	-	-	-	-	-

(385,168)	(120,953)	90,269	4,940,765	(185,486,337)	7,122,537	(291,585,896)	305,598,608

493,170	(170,500)	3,213,035	1,339,951	(73,870,451)	(214,487,669)	(281,535,231)	295,551,223

5,770,315	5,940,815	15,640,398	14,300,447	774,564,237	989,051,906	298,236,601	2,685,378

$6,263,485	$5,770,315	$18,853,433	$15,640,398	$700,693,786	$774,564,237	$16,701,370	$298,236,601

600,000	150,000	500,000	350,000	6,950,000	12,650,000	400,000	10,400,000
(600,000)	(150,000)	(500,000)	(150,000)	(13,100,000)	(12,950,000)	(10,250,000)	(200,000)
350,000	350,000	700,001	500,001	28,300,000	28,600,000	10,300,000	100,000

350,000	350,000	700,001	700,001	22,150,000	28,300,000	450,000	10,300,000

47

Financial Highlights

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)

	Years Ended October 31,
	2021	2020	2019		2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$26.11	$28.22	$26.98		$29.47	$25.09

Net investment income(a)	0.72	0.47	0.68		0.67	0.64
Net realized and unrealized gain (loss) on investments	4.35	(2.05)	1.43		(2.30)	4.45

Total from investment operations	5.07	(1.58)	2.11		(1.63)	5.09

Distributions to shareholders from:
Net investment income	(0.66)	(0.55)	(0.87)		(0.86)	(0.71)

Transaction fees(a)	0.00 (b)	0.02	-		-	-

Net asset value at end of year	$30.52	$26.11	$28.22		$26.98	$29.47

Market price at end of year(c)	$30.55	$26.04	$28.02		$26.86	$29.44

Net Asset Value Total Return(d)	19.43%	(5.44)%	7.94%		(5.81)%	20.63%
Market Price Total Return(d)	19.87%	(5.02)%	7.65%		(6.12)%	19.98%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$7,629	$9,138	$53,615		$109,258	$134,104
Ratio to average net assets of:
Expenses	0.45%	0.45%	0.46	%(e)	0.45%	0.45%
Net investment income	2.36%	1.75%	2.48	%(e)	2.23%	2.38%
Portfolio turnover rate(f)	43%	38%	53%		50%	39%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Financial Highlights—(continued)

Invesco S&P Emerging Markets Low Volatility ETF (EELV)

	Years Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$19.94	$23.23	$23.02	$24.59	$22.27

Net investment income(a)	0.74	0.72	0.74	1.04	0.63
Net realized and unrealized gain (loss) on investments	5.03	(3.33)	0.58	(1.68)	2.29

Total from investment operations	5.77	(2.61)	1.32	(0.64)	2.92

Distributions to shareholders from:
Net investment income	(0.67)	(0.72)	(1.12)	(1.01)	(0.61)

Transaction fees(a)	0.01	0.04	0.01	0.08	0.01

Net asset value at end of year	$25.05	$19.94	$23.23	$23.02	$24.59

Market price at end of year(b)	$25.08	$19.82	$23.12	$23.03	$24.63

Net Asset Value Total Return(c)	29.21%	(10.92)%	5.87%	(2.54)%	13.30%
Market Price Total Return(c)	30.16%	(11.03)%	5.32%	(2.60)%	14.09%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$360,698	$269,207	$335,632	$246,270	$277,832
Ratio to average net assets of:
Expenses, after Waivers	0.29%	0.29%	0.29%	0.29%	0.29%
Expenses, prior to Waivers	0.29%	0.38%	0.45%	0.45%	0.45%
Net investment income	3.13%	3.42%	3.14%	4.12%	2.74%
Portfolio turnover rate(d)	92%	114%	67%	125%	81%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Financial Highlights—(continued)

Invesco S&P Emerging Markets Momentum ETF (EEMO)

	Years Ended October 31,
	2021		2020	2019		2018		2017
Per Share Operating Performance:
Net asset value at beginning of year	$16.49		$16.97	$17.23		$20.85		$15.87

Net investment income(a)	0.27	(b)	0.32	0.40		0.27	(c)	0.40
Net realized and unrealized gain (loss) on investments	1.32		(0.46)	1.61		(3.03)		4.70

Total from investment operations	1.59		(0.14)	2.01		(2.76)		5.10

Distributions to shareholders from:
Net investment income	(0.19)		(0.34)	(0.43)		(0.14)		(0.37)
Net realized gains	-		-	(1.85)		(0.76)		-

Total distributions	(0.19)		(0.34)	(2.28)		(0.90)		(0.37)

Transaction fees(a)	0.01		0.00 (d)	0.01		0.04		0.25

Net asset value at end of year	$17.90		$16.49	$16.97		$17.23		$20.85

Market price at end of year(e)	$17.72		$16.51	$16.92		$17.18		$20.96

Net Asset Value Total Return(f)	9.66%		0.20%	13.60%		(13.66)%		34.38%
Market Price Total Return(f)	8.44%		0.59%	13.66%		(14.35)%		35.37%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$6,263		$5,770	$5,941		$12,924		$390,986
Ratio to average net assets of:
Expenses, after Waivers	0.29%		0.29%	0.36	%(g)(h)	0.27	%(g)	0.27	%(g)
Expenses, prior to Waivers	0.29%		0.37%	0.53	%(g)(h)	0.45	%(g)	0.45	%(g)
Net investment income	1.43	%(b)	2.10%	2.42	%(h)	1.26	%(c)	2.16%
Portfolio turnover rate(i)	166%		172%	114%		140%		111%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.22 and 1.14%, respectively.

(c)

Net Investment income per share and the ratio of net investment income to average net assets include a non-cash taxable distribution received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the non-cash taxable distribution are $0.17 and 0.83%, respectively.

(d)	Amount represents less than $0.005.
(e)	The mean between the last bid and ask prices.
(f)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(g)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(h)	Ratios include non-recurring costs associated with a proxy statement of 0.08%.
(i)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Financial Highlights—(continued)

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)

						For the Period November 29, 2016(a) Through
	Years Ended October 31,					October 31,

	2021	2020	2019		2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$22.34	$28.60	$26.19		$28.39	$25.19

Net investment income(b)	1.23	1.07	1.25		1.27	1.02
Net realized and unrealized gain (loss) on investments	4.44	(5.83)	2.41		(2.09)	3.16

Total from investment operations	5.67	(4.76)	3.66		(0.82)	4.18

Distributions to shareholders from:
Net investment income	(1.08)	(1.50)	(1.25)		(1.38)	(0.98)

Net asset value at end of period	$26.93	$22.34	$28.60		$26.19	$28.39

Market price at end of period(c)	$27.05	$22.49	$28.61		$26.41	$28.60

Net Asset Value Total Return(d)	25.55%	(16.91)%	14.30%		(3.11)%	16.70	%(e)
Market Price Total Return(d)	25.23%	(16.38)%	13.34%		(3.06)%	17.55	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$18,853	$15,640	$14,300		$5,238	$4,258
Ratio to average net assets of:
Expenses	0.30%	0.30%	0.37	%(f)	0.30%	0.30	%(g)
Net investment income	4.61%	4.39%	4.60	%(f)	4.51%	4.00	%(g)
Portfolio turnover rate(h)	71%	88%	58%		65%	72%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (December 1, 2016, the first day of trading on the exchange) to October 31, 2017 was 17.22%. The market price total return from Fund Inception to October 31, 2017 was 18.16%.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.07%.
(g)	Annualized.
(h)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Financial Highlights—(continued)

Invesco S&P International Developed Low Volatility ETF (IDLV)

	Years Ended October 31,

	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$27.37	$34.58	$30.83	$33.28	$29.32

Net investment income(a)	0.83	0.83	1.15	1.08	1.00
Net realized and unrealized gain (loss) on investments	4.17	(6.40)	3.79	(2.22)	4.04

Total from investment operations	5.00	(5.57)	4.94	(1.14)	5.04

Distributions to shareholders from:
Net investment income	(0.74)	(1.64)	(1.19)	(1.31)	(1.08)

Net asset value at end of year	$31.63	$27.37	$34.58	$30.83	$33.28

Market price at end of year(b)	$31.69	$27.43	$34.57	$30.76	$33.29

Net Asset Value Total Return(c)	18.34%	(16.49)%	16.33%	(3.62)%	17.59%
Market Price Total Return(c)	18.31%	(16.28)%	16.56%	(3.87)%	17.38%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$700,694	$774,564	$989,052	$537,929	$569,124
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.25%	0.25%	0.25%
Expenses, prior to Waivers	0.25%	0.30%	0.35%	0.35%	0.35%
Net investment income	2.69%	2.77%	3.51%	3.26%	3.19%
Portfolio turnover rate(d)	81%	99%	59%	65%	69%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P International Developed Momentum ETF (IDMO)

	Years Ended October 31,

	2021	2020	2019		2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$28.96	$26.85	$24.86		$27.96	$23.57

Net investment income(a)	0.50	0.04	0.61		0.61	0.71
Net realized and unrealized gain (loss) on investments	8.25	2.58	2.12		(3.04)	4.49

Total from investment operations	8.75	2.62	2.73		(2.43)	5.20

Distributions to shareholders from:
Net investment income	(0.60)	(0.51)	(0.74)		(0.67)	(0.81)

Net asset value at end of year	$37.11	$28.96	$26.85		$24.86	$27.96

Market price at end of year(b)	$37.16	$28.92	$26.79		$24.78	$27.80

Net Asset Value Total Return(c)	30.43%	10.14%	11.30%		(8.95)%	22.57%
Market Price Total Return(c)	30.80%	10.24%	11.42%		(8.70)%	22.19%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$16,701	$298,237	$2,685		$2,486	$2,796
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.53	%(d)	0.25%	0.26%
Expenses, prior to Waivers	0.25%	0.26%	0.63	%(d)	0.35%	0.36%
Net investment income	1.42%	0.13%	2.39	%(d)	2.21%	2.87%
Portfolio turnover rate(e)	29%	15%	104%		123%	134%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Ratios include non-recurring costs associated with a proxy statement of 0.27%.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2021

NOTE 1—Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)	“FTSE International Low Beta Equal Weight ETF”

Invesco S&P Emerging Markets Low Volatility ETF (EELV)	“S&P Emerging Markets Low Volatility ETF”

Invesco S&P Emerging Markets Momentum ETF (EEMO)	“S&P Emerging Markets Momentum ETF”

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)	“S&P International Developed High Dividend Low Volatility ETF”

Invesco S&P International Developed Low Volatility ETF (IDLV)	“S&P International Developed Low Volatility ETF”

Invesco S&P International Developed Momentum ETF (IDMO)	“S&P International Developed Momentum ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of FTSE International Low Beta Equal Weight ETF which are listed and traded on The Nasdaq Stock Market and Shares of S&P International Developed High Dividend Low Volatility ETF, which are listed and traded on Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”).

Fund	Underlying Index

FTSE International Low Beta Equal Weight ETF	FTSE Developed ex-U.S. Low Beta Equal Weight Index

S&P Emerging Markets Low Volatility ETF	S&P BMI Emerging Markets Low Volatility IndexTM

S&P Emerging Markets Momentum ETF	S&P Momentum Emerging Plus LargeMidCap Index

S&P International Developed High Dividend Low Volatility ETF	S&P EPAC Ex-Korea Low Volatility High Dividend Index

S&P International Developed Low Volatility ETF	S&P BMI International Developed Low VolatilityTM Index

S&P International Developed Momentum ETF	S&P Momentum Developed ex-U.S. & South Korea LargeMidCap Index

NOTE 2—Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

Securities, including restricted securities in a fund that are held as investments (the “Underlying Fund”), if any, of a Fund, are valued in accordance with the Underlying Fund’s valuation policy. The policies of Underlying Funds affiliated with the Funds as a result of having the same investment adviser are the same as those set forth below.

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an

53

independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of

54

withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of a Fund’s NAV and, accordingly, they reduce a Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes - Each Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. Each Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. Each Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign tax reclaims on the Statements of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding tax claims in the Statements of Operations, and any related interest is included in Unaffiliated interest income. Each Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are excluded from the unitary management fee and are reflected on the Statements of Operations as Professional fees, if any. In the event tax refunds received by a Fund during the fiscal year exceed the foreign withholding taxes paid by a Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the fiscal year ended October 31, 2021, the Funds did not enter into any closing agreements.

55

G.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. BNY Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended October 31, 2021, there were no securities lending transactions with Invesco.

K.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are

56

translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

L.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information about securities in emerging markets may contribute to incorrect weightings and data and computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, and inconsistent and potentially less stringent accounting, auditing

57

and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

High Dividend Paying Securities Risk. Certain Funds invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in which a Fund invests and the capital resources available for such companies’ dividend payments may adversely affect a Fund.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Mid-Capitalization Company Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies and securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Mid-capitalization companies tend to have less experienced management as well as limited product and market diversification and financial resources compared to larger capitalization companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Momentum Investing Risk. For certain Funds, the momentum style of investing is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that previously have exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high positive momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of a Fund may suffer.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversification Risk. To the extent certain Funds become non-diversified, such Funds may invest a greater portion of their respective assets in securities of individual issuers than can a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase certain Funds’ volatility and cause the performance of a relatively small number of issuers to have a greater impact on such Funds’ performance.

58

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3—Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

FTSE International Low Beta Equal Weight ETF	0.45%

S&P Emerging Markets Low Volatility ETF	0.29%

S&P Emerging Markets Momentum ETF	0.29%

S&P International Developed High Dividend Low Volatility ETF	0.30%

S&P International Developed Low Volatility ETF	0.25%

S&P International Developed Momentum ETF	0.25%

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended October 31, 2021, the Adviser waived fees for each Fund in the following amounts:

FTSE International Low Beta Equal Weight ETF	$ 4

S&P Emerging Markets Low Volatility ETF	38

S&P Emerging Markets Momentum ETF	19

S&P International Developed High Dividend Low Volatility ETF	10

S&P International Developed Low Volatility ETF	330

S&P International Developed Momentum ETF	3

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

59

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

FTSE International Low Beta Equal Weight ETF	FTSE International Ltd.

S&P Emerging Markets Low Volatility ETF	S&P Dow Jones Indices LLC

S&P Emerging Markets Momentum ETF	S&P Dow Jones Indices LLC

S&P International Developed High Dividend Low Volatility ETF	S&P Dow Jones Indices LLC

S&P International Developed Low Volatility ETF	S&P Dow Jones Indices LLC

S&P International Developed Momentum ETF	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

FTSE International Low Beta Equal Weight ETF

Investments in Securities

Common Stocks & Other Equity Interests	$7,456,953	$-	$9,874	$7,466,827

Money Market Funds	-	374,674	-	374,674

Total Investments	$7,456,953	$374,674	$9,874	$7,841,501

S&P Emerging Markets Low Volatility ETF

Investments in Securities
Common Stocks & Other Equity Interests	$360,448,543	$39,980	$-	$360,488,523

Money Market Funds	9,266,939	6,078,070	-	15,345,009

Total Investments	$369,715,482	$6,118,050	$-	$375,833,532

S&P Emerging Markets Momentum ETF
Investments in Securities

Common Stocks & Other Equity Interests	$6,261,463	$-	$-	$6,261,463

Non-U.S. Dollar Denominated Bonds & Notes	-	211	-	211

Money Market Funds	11,208	15,579	-	26,787

Total Investments	$6,272,671	$15,790	$-	$6,288,461

60

	Level 1	Level 2	Level 3	Total

S&P International Developed High Dividend Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$18,669,133	$155,128	$-	$18,824,261

Money Market Funds	-	1,399,660	-	1,399,660

Total Investments	$18,669,133	$1,554,788	$-	$20,223,921

S&P International Developed Low Volatility ETF

Investments in Securities

Common Stocks & Other Equity Interests	$695,030,456	$3,501,378	$-	$698,531,834

Money Market Funds	-	53,458,750	-	53,458,750

Total Investments	$695,030,456	$56,960,128	$-	$751,990,584

S&P International Developed Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$16,700,396	$-	$-	$16,700,396

Money Market Funds	-	1,085,724	-	1,085,724

Total Investments	$16,700,396	$1,085,724	$-	$17,786,120

NOTE 5—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020:

	2021	2020

	Ordinary Income*	Ordinary Income*

FTSE International Low Beta Equal Weight ETF	$179,259	$658,693

S&P Emerging Markets Low Volatility ETF	8,893,471	9,726,970

S&P Emerging Markets Momentum ETF	88,036	131,358

S&P International Developed High Dividend Low Volatility ETF	759,011	875,930

S&P International Developed Low Volatility ETF	17,849,945	48,157,293

S&P International Developed Momentum ETF	142,128	61,403

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation- Investments	Net Unrealized Appreciation (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

FTSE International Low Beta Equal Weight ETF	$105,710	$323,607	$5,976	$(15,713,913)	$22,907,710	$7,629,090

S&P Emerging Markets Low Volatility ETF	5,889,669	28,304,113	(7,138)	(101,017,376)	427,529,019	360,698,287

S&P Emerging Markets Momentum ETF	14,994	339,598	(16,098)	(1,463,292)	7,388,283	6,263,485

S&P International Developed High Dividend Low Volatility ETF	226,871	210,661	(829)	(2,844,107)	21,260,837	18,853,433

S&P International Developed Low Volatility ETF	6,205,642	29,109,670	29,853	(189,718,370)	855,066,991	700,693,786

S&P International Developed Momentum ETF	47,110	980,657	(135)	(2,481,943)	18,155,681	16,701,370

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds have capital loss carryforwards as of October 31, 2021, as follows:

	No expiration

	Short-Term	Long-Term	Total*

FTSE International Low Beta Equal Weight ETF	$6,982,912	$8,731,001	$15,713,913

S&P Emerging Markets Low Volatility ETF	57,092,700	43,924,676	101,017,376

61

	No expiration

	Short-Term	Long-Term	Total*

S&P Emerging Markets Momentum ETF	$1,463,292	$-	$1,463,292

S&P International Developed High Dividend Low Volatility ETF	1,424,775	1,419,332	2,844,107

S&P International Developed Low Volatility ETF	109,272,942	80,445,428	189,718,370

S&P International Developed Momentum ETF	2,031,919	450,024	2,481,943

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6—Investment Transactions

For the fiscal year ended October 31, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

FTSE International Low Beta Equal Weight ETF	$3,438,973	$3,672,799

S&P Emerging Markets Low Volatility ETF	324,030,159	286,555,333

S&P Emerging Markets Momentum ETF	14,455,525	14,667,187

S&P International Developed High Dividend Low Volatility ETF	14,486,643	13,041,669

S&P International Developed Low Volatility ETF	613,269,220	605,670,225

S&P International Developed Momentum ETF	8,874,609	14,186,619

For the fiscal year ended October 31, 2021, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

FTSE International Low Beta Equal Weight ETF	$-	$2,749,875

S&P Emerging Markets Low Volatility ETF	15,649,531	28,129,152

S&P Emerging Markets Momentum ETF	5,104,608	5,288,982

S&P International Developed High Dividend Low Volatility ETF	12,110,358	13,335,354

S&P International Developed Low Volatility ETF	214,101,264	401,883,183

S&P International Developed Momentum ETF	14,165,292	300,304,600

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation	Cost

FTSE International Low Beta Equal Weight ETF	$1,003,422	$(679,815)	$323,607	$7,517,894

S&P Emerging Markets Low Volatility ETF	44,582,089	(16,277,976)	28,304,113	347,529,419

S&P Emerging Markets Momentum ETF	634,014	(294,416)	339,598	5,948,863

S&P International Developed High Dividend Low Volatility ETF	1,081,868	(871,207)	210,661	20,013,260

S&P International Developed Low Volatility ETF	56,923,117	(27,813,447)	29,109,670	722,880,914

S&P International Developed Momentum ETF	1,150,693	(170,036)	980,657	16,805,463

NOTE 7—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and passive foreign investment companies, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2021, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

FTSE International Low Beta Equal Weight ETF	$ 57,519	$ (509,869)	$ 452,350

S&P Emerging Markets Low Volatility ETF	2,230,952	(6,178,613)	3,947,661

S&P Emerging Markets Momentum ETF	(21,727)	(1,166,314)	1,188,041

S&P International Developed High Dividend Low Volatility ETF	46,219	(1,895,739)	1,849,520

62

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

S&P International Developed Low Volatility ETF	$ 973,615	$(53,673,506)	$52,699,891

S&P International Developed Momentum ETF	5,235	846,587	(851,822)

NOTE 8—Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9—Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

63

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco FTSE International Low Beta Equal Weight ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco FTSE International Low Beta Equal Weight ETF, Invesco S&P Emerging Markets Low Volatility ETF, Invesco S&P Emerging Markets Momentum ETF, Invesco S&P International Developed High Dividend Low Volatility ETF, Invesco S&P International Developed Low Volatility ETF and Invesco S&P International Developed Momentum ETF (six of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 22, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

64

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco FTSE International Low Beta Equal Weight ETF (IDLB)

Actual	$1,000.00	$1,007.90	0.45%	$2.28

Hypothetical (5% return before expenses)	1,000.00	1,022.94	0.45	2.29

Invesco S&P Emerging Markets Low Volatility ETF (EELV)
Actual	1,000.00	1,031.00	0.29	1.48

Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

Invesco S&P Emerging Markets Momentum ETF (EEMO)

Actual	1,000.00	914.50	0.29	1.40

Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

Invesco S&P International Developed High Dividend Low Volatility ETF (IDHD)
Actual	1,000.00	1,023.20	0.30	1.53

Hypothetical (5% return before expenses)	1,000.00	1,023.69	0.30	1.53

Invesco S&P International Developed Low Volatility ETF (IDLV)

Actual	1,000.00	1,049.90	0.25	1.29

Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

65

Calculating your ongoing Fund expenses—(continued)

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco S&P International Developed Momentum ETF (IDMO)

Actual	$1,000.00	$1,108.90	0.25%	$1.33

Hypothetical (5% return before expenses)	1,000.00	1,023.95	0.25	1.28

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

66

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*

Invesco FTSE International Low Beta Equal Weight ETF	0%	62%	0%	0%	0%

Invesco S&P Emerging Markets Low Volatility ETF	0%	25%	0%	0%	0%

Invesco S&P Emerging Markets Momentum ETF	0%	51%	0%	0%	0%

Invesco S&P International Developed High Dividend Low Volatility ETF	0%	48%	0%	0%	0%

Invesco S&P International Developed Low Volatility ETF	0%	54%	0%	0%	0%

Invesco S&P International Developed Momentum ETF	0%	42%	0%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Taxes Per Share	Foreign Source Income Per Share

Invesco FTSE International Low Beta Equal Weight ETF	$0.0353	$0.9695

Invesco S&P Emerging Markets Low Volatility ETF	0.1076	0.8365

Invesco S&P Emerging Markets Momentum ETF	0.0578	0.4852

Invesco S&P International Developed High Dividend Low Volatility ETF	0.0542	1.4006

Invesco S&P International Developed Low Volatility ETF	0.0601	1.0964

Invesco S&P International Developed Momentum ETF	0.0281	0.4225

67

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of October 31, 2021

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	234	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	234	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

68

Trustees and Officers—(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Edmund P. Giambastiani, Jr.-1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	234	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

69

Trustees and Officers—(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Victoria J. Herget-1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	234	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

70

Trustees and Officers—(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008);Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	234	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	234	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.

**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

71

Trustees and Officers—(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	234	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

72

Trustees and Officers—(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years

Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	234	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson - 1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	234	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

73

Trustees and Officers—(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years

Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	234	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

74

Trustees and Officers—(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years

Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

75

Trustees and Officers—(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

76

Trustees and Officers—(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

77

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST2-HBLV-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders October 31, 2021 PCY Invesco Emerging Markets Sovereign Debt ETF PGHY Invesco Global Short Term High Yield Bond ETF PICB Invesco International Corporate Bond ETF

2

The Market Environment

Domestic Equity

US equity markets posted gains in the fourth quarter of 2020, as positive news on coronavirus (“COVID-19”) vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter of 2020. However, stocks were buoyed by the US Federal Reserve’s (the Fed’s) pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at year-end to 1.74%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that the US GDP grew at a 6.4% annualized rate for the first quarter of 2021. 2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September 2021,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs. In October 2021, investor sentiment improved as many S&P 500 index companies met or exceeded earnings expectations and the index hit new record highs. For the fiscal year, the S&P 500 Index returned 42.91%.4

[1]	Source: US Department of the Treasury
[2]	Source: US Bureau of Economic Analysis
[3]	Source: US Bureau of Labor Statistics, July 13, 2021
[4]	Source: Lipper Inc.

Fixed Income

Fixed income markets posted positive gains in the third quarter of 2020 primarily due to the Federal Reserve’s (Fed) continued accommodative pledge to keep interest rates low through 2023, extending central bank support of many fixed income asset classes. Additionally, the Fed announced a revised framework for interest rate policy by changing the way its inflation targets operate, aiming for lower volatility within interest rates. Corporate credit spreads in the US and globally rallied early in the quarter, however, US markets wobbled late in the quarter amid a resurgence in European COVID-19 cases, as well as questions over refreshed fiscal stimulus measures. Central banks across developed nations in Europe and Asia have taken accommodative stances to keeping interest rate low. Uncertainty regarding the 2020 US presidential election and concerns of smooth transitions of power dampened markets towards the end of the quarter. The unemployment rate fell to 7.9%,1 its lowest since the beginning of the COVID-19 pandemic.

US corporate markets posted gains in the fourth quarter of 2020, as positive news on COVID-19 vaccines and strong corporate earnings outweighed investor concerns about political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Global corporate markets were also buoyed by similar factors and ultra-accommodative central bank policies. Bonds were buoyed by the Fed’s pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets. Corporate issuance of investment grade credit slowed in the quarter, concluding a year of record issuance. US interest rate moves subtly affected fixed income valuations during the quarter. The two-year Treasury yield fell from 0.14% to 0.13%, while the 10-year yield saw an increase of 25 basis points, rising from 0.68% to 0.93% (a basis point is one one-hundredth of a percentage point).2 The yield curve, as measured by the yield differential between 2- and 10-year Treasuries, steepened modestly during the quarter. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged.

In the first quarter of 2021, rising 10-year US Treasury yields increased significantly to 1.74%,2 their highest level since January 2020, reflecting higher inflation expectations. Largely a result of economic optimism, government bond yields rose globally during the first quarter of 2021, as investors began to price in higher levels of economic growth and inflation moving towards a post-pandemic world. On the fiscal front, another stimulus package was signed into law and COVID-19 vaccine approvals and administration ramped up. 30-year Treasury yields moved higher by 0.77% to end the quarter at 2.41%. Importantly, short-term rates, which are closely tied to Fed policy, were quite steady. Two-year US Treasury yields moved up just 0.04% to 0.16%.2

3

The Market Environment (continued)

Fixed income markets settled down in the second quarter of 2021, posting gains and rebounding from negative performance experienced during the early part of the year due to a sharply rising interest rate environment. Globally, corporate credit markets rallied as economic activity continued to rebound. Yet global corporate credit spreads took a step back at the beginning of the third quarter of 2021, while credit stress from key emerging market country issuers stirred fear of possible global contagion. Despite higher volatility stemming from inflation concerns and potential for rising interest rates, investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that US GDP grew at a 6.4% annualized rate for the first quarter of 2021.3 As the US COVID-19 vaccination rate neared the 50% threshold, consumers resumed pre-pandemic activities in the third quarter, and economically sensitive areas, such as the consumer discretionary and technology sectors, began to recover. With an inconsistent global vaccine rollout and the threat of COVID-19 variants on the rise, investors remained cautiously optimistic and expected corporate balance sheets to continue to recover meaningfully in 2021.

[1]	Source: US Bureau of Labor Statistics
[2]	Source: US Department of the Treasury
[3]	Source: US Bureau of Economic Analysis

4

PCY	Management’s Discussion of Fund Performance
Invesco Emerging Markets Sovereign Debt ETF (PCY)

As an index fund, the Invesco Emerging Markets Sovereign Debt ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the DBIQ Emerging Market USD Liquid Balanced Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) compiles and maintains the Underlying Index, which measures potential returns of a theoretical portfolio of U.S. dollar-denominated government bonds from emerging market countries. The Index is composed of one to three securities from each of the countries set forth below that (i) are denominated in U.S. dollars, (ii) are sovereign bonds, (iii) have at least three years to maturity at the time of rebalancing, (iv) have an outstanding float of at least $500 million or greater, and (v) have a fixed coupon. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 4.38%. On a net asset value (“NAV”) basis, the Fund returned 4.17%. During the same time period, the Index returned 4.85%. During the fiscal year, the Fund mostly replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses, as well as trading costs incurred by the Fund during the period.

During this same time period, the JP Morgan Emerging Market Bond Global Index (the “Benchmark Index”) returned 4.06%. The Benchmark Index is an unmanaged index weighted by country, which limits weights of countries with higher debt outstanding, reallocating this excess to countries with lower debt outstanding, based on the average performance of approximately 800 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated bond market in emerging market countries.

Relative to the Benchmark Index, the Fund was most overweight in the country of Paraguay and most underweight in the country of China during the fiscal year ended October 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s higher allocation to the country of Angola, followed by security selection in the country of Oman.

For the fiscal year ended October 31, 2021, the country of Angola contributed most significantly to the Fund’s return, followed by the country of Costa Rica and the country of Oman, respectively. The country of Colombia detracted most significantly from the Fund’s return, followed by the country of Brazil and the country of Belarus, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021, included Angolan Government International Bond, 9.38% coupon, due 05/08/2048 (portfolio average weight of 1.00%), and Angolan Government International Bond, 8.25% coupon, due 05/09/2028 (portfolio average weight of 1.00%). Positions that detracted most significantly from the Fund’s return during this period included Republic of Belarus International Bond, 6.38% coupon, due 02/24/2031 (portfolio average weight of 1.40%) and El Salvador Government International Bond, 8.63% coupon, due 02/28/2029 (portfolio average weight of 0.70%).

5

Invesco Emerging Markets Sovereign Debt ETF (PCY) (continued)

Country Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Saudi Arabia	2.96
China	2.93
Mexico	2.92
Russia	2.91
Sri Lanka	2.89
South Africa	2.88
Oman	2.87
Peru	2.85
Qatar	2.84
Romania	2.83
Kazakhstan	2.82
Angola	2.81
Philippines	2.81
Indonesia	2.79
Dominican Republic	2.79
Chile	2.77
Costa Rica	2.75
Ukraine	2.75
Paraguay	2.75
United Arab Emirates	2.75
Panama	2.74
Pakistan	2.70
Guatemala	2.69
Colombia	2.69
Kenya	2.66
Jordan	2.65
Morocco	2.65
Nigeria	2.62
Brazil	2.61
Bahrain	2.59
Egypt	2.57
Belarus	2.55
Turkey	2.54
El Salvador	2.17
Kuwait	1.46
Poland	1.40
Hungary	1.38
Mongolia	1.34
Money Market Funds Plus Other Assets Less Liabilities	1.32

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Kuwait International Government Bond, 3.50%, 03/20/2027	1.46
Republic of Belarus International Bond, 6.38%, 02/24/2031	1.43
Republic of Poland Government International Bond, 3.25%, 04/06/2026	1.40
Chile Government International Bond, 3.86%, 06/21/2047	1.40
Hungary Government International Bond, 7.63%, 03/29/2041	1.38
Chile Government International Bond, 3.13%, 01/21/2026	1.37
Kenya Government International Bond, 7.25%, 02/28/2028	1.36
Kenya Government International Bond, 8.25%, 02/28/2048	1.30
Saudi Government International Bond, 5.00%, 04/17/2049	1.01
Peruvian Government International Bond, 3.55%, 03/10/2051	1.01
Total	13.12

*	Excluding money market fund holdings.

6

Invesco Emerging Markets Sovereign Debt ETF (PCY) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
DBIQ Emerging Market USD Liquid Balanced Index	4.85%	6.46%	20.67%	3.38%	18.07%	5.57%	71.95%	6.69%	148.56%
JP Morgan Emerging Market Bond Global Index	4.06	6.45	20.64	3.89	21.01	5.02	63.21	6.07	128.86
Fund
NAV Return	4.17	5.69	18.05	2.69	14.20	4.71	58.52	5.73	118.76
Market Price Return	4.38	5.75	18.27	2.76	14.56	4.70	58.23	5.67	117.11

Fund Inception: October 11, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes are based upon a hypothetical investment in their respective constituent securities. The returns for an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

7

PGHY	Management’s Discussion of Fund Performance
Invesco Global Short Term High Yield Bond ETF (PGHY)

As an index fund, the Invesco Global Short Term High Yield Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the DB Global Short Maturity High Yield Bond Index (the “Index”). The Fund generally will invest at least 80% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Deutsche Bank Securities Inc. (“DB” or the “Index Provider”) compiles and maintains the Index, which is composed of U.S. and foreign short-term bonds that are rated below investment grade. The Index is composed of bonds issued by corporations, as well as sovereign, sub-sovereign or quasi-government entities, that (i) are denominated in U.S. dollars; (ii) are rated below “investment grade” (i.e., have a “composite rating” from DB of no greater than “BB+”); (iii) have not been marked as defaulted by any rating agency; (iv) have three years or less to maturity; (v) have a minimum amount outstanding of at least $250 million; and (vi) have a fixed coupon.

Eligible bonds must be rated by at least one of S&P Global Ratings, Moody’s Investors Service, Inc., or Fitch Ratings Inc. DB converts all available ratings for each bond into a numerical score, and then calculates an average score for each bond from those available ratings that corresponds to DB’s “composite rating” system. The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 5.42%. On a net asset value (“NAV”) basis, the Fund returned 5.33%. During the same time period, the Index returned 6.54%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the Fund’s utilization of a sampling methodology. It was also due to fees and operating expenses as well as trading costs incurred by the Fund during the period.

During this same time period, ICE BofA 0-5 Year U.S. High Yield Constrained Index (the “Benchmark Index”) returned 11.36%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 950 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. dollar-denominated short-term high yield corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the communication services sector during the fiscal year ended October 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight holdings in the energy sector.

For the fiscal year ended October 31, 2021, the energy sector contributed most significantly to the Fund’s return, followed by the Industrials and the consumer discretionary sectors, respectively.

The real estate sector detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021, included Guitar Center Escrow Issuer Inc., 9.50% coupon, due 10/15/2021, (no longer held at fiscal year-end) and Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc. 7.38% coupon, due 01/15/2022, (portfolio average weight of 0.40%). Positions that detracted most significantly from the Fund’s return included CFLD Cayman Investment Ltd., 9.00% coupon, due 07/31/2021, (no longer held at fiscal year-end) and Scenery Journey Ltd., 13.75% coupon, due 11/06/2023, (portfolio average weight of 0.10%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Financials	24.62
Consumer Discretionary	11.59
Sovereign Debt	10.64
Energy	10.39
Materials	8.07
Real Estate	7.33
Industrials	7.03
Communication Services	5.42
Utilities	3.89
Sector Types Each Less Than 3%	7.10
Money Market Funds Plus Other Assets Less Liabilities	3.92

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Exela Intermediate LLC/Exela Finance, Inc., 10.00%, 07/15/2023	0.53
Athabasca Oil Corp., 9.88%, 02/24/2022	0.47
Easy Tactic Ltd., 5.75%, 01/13/2022	0.42
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.38%, 01/15/2022	0.41
Credit Bank of Moscow Via CBOM Finance PLC, 5.88%, 11/07/2021	0.38
FS Energy and Power Fund, 7.50%, 08/15/2023	0.38
Zoomlion HK SPV Co. Ltd., 6.13%, 12/20/2022	0.35
Alpha Star Holding III Ltd., 6.25%, 04/20/2022	0.34
Petroleos Mexicanos, 4.88%, 01/18/2024	0.34
Navient Corp., 5.50%, 01/25/2023	0.33
Total	3.95

*	Excluding money market fund holdings.

8

Invesco Global Short Term High Yield Bond ETF (PGHY) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
DB Global Short Maturity High Yield Bond Index	6.54%	3.30%	10.23%	3.58%	19.24%	4.82%	48.22%
ICE BofA 0-5 Year U.S. High Yield Constrained Index	11.36	5.42	17.17	5.50	30.69	5.08	51.33
Fund
NAV Return	5.33	3.06	9.47	3.19	16.99	3.71	35.56
Market Price Return	5.42	3.28	10.17	3.16	16.82	3.76	36.10

Fund Inception: June 20, 2013

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.35% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes are based upon a hypothetical investment in their respective constituent securities. The returns for an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

9

PICB	Management’s Discussion of Fund Performance
Invesco International Corporate Bond ETF (PICB)

As an index fund, the Invesco International Corporate Bond ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P International Corporate Bond Index® (the “Index”). The Fund generally will invest at least 80% of its total assets in investment grade corporate bonds that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) measures the performance of investment grade corporate bonds issued in the following currencies of Group of Ten (“G10”) countries, excluding the U.S. Dollar (USD): Australian Dollar (AUD), British Pound (GBP), Canadian Dollar (CAD), Euro (EUR), Japanese Yen (JPY), New Zealand Dollar (NZD), Norwegian Krone (NOK), Swedish Krona (SEK) and Swiss Franc (SFR). The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 1.69%. On a net asset value (“NAV”) basis, the Fund returned 1.73%. During the same time period, the Index returned 1.82%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, which were partially offset by positive effects of the Fund’s sampling methodology.

During this same time period, the Bloomberg Pan-European Aggregate Index (the “Benchmark Index”) returned (2.08)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 8,300 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad-based representation of the non-U.S. dollar corporate bond market.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the real estate sector during the fiscal year ended October 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed the Fund’s overweight in the financials sector.

For the fiscal year ended October 31, 2021, the financials sector contributed most significantly to the Fund’s return, followed by the utilities and the communication services, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021, included Scottish Widows Ltd., 7.00% coupon, due 06/16/2043, (portfolio average weight of 0.30%), and Heathrow Funding Ltd., 4.63% coupon, due 10/31/2046, (portfolio average weight of 0.30%). Positions that detracted most significantly from the

Fund’s return included NTT Finance Corp., Series 16, 0.18% coupon, due 12/19/2025, (portfolio average weight of 0.7%), and NTT Finance Corp., Series 18, 0.38% coupon, due 09/20/2030, (portfolio average weight of 0.70%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Financials	43.29
Utilities	10.56
Communication Services	9.31
Energy	7.10
Industrials	6.36
Consumer Discretionary	6.33
Consumer Staples	5.60
Health Care	5.44
Sector Types Each Less Than 3%	4.70
Money Market Funds Plus Other Assets Less Liabilities	1.31

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
NTT Finance Corp., Series 18, 0.38%, 09/20/2030	0.72
NTT Finance Corp., Series 16, 0.18%, 12/19/2025	0.72
Enel Finance International N.V., 5.75%, 09/14/2040	0.59
T.H.F.C. (Funding No.3) PLC, 5.20%, 10/11/2043	0.51
Bank of Montreal, 3.19%, 03/01/2028	0.49
Western Power Distribution West Midlands PLC, 5.75%, 04/16/2032	0.48
Lloyds Bank PLC, 6.50%, 09/17/2040	0.47
ENGIE S.A., 5.00%, 10/01/2060	0.47
GlaxoSmithKline Capital PLC, 5.25%, 12/19/2033	0.46
University of Oxford, 2.54%, 12/08/2117	0.45
Total	5.36

*	Excluding money market fund holdings.

10

Invesco International Corporate Bond ETF (PICB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P International Corporate Bond Index® (Net)	1.82%	5.10%	16.08%	3.85%	20.79%	2.01%	22.07%	3.37%	45.95%
Bloomberg Pan-European Aggregate Index	(2.08)	3.75	11.67	2.90	15.38	1.81	19.65	3.12	41.94
Fund
NAV Return	1.73	5.11	16.12	3.89	21.02	2.19	24.23	3.44	47.04
Market Price Return	1.69	5.20	16.42	3.98	21.53	2.30	25.54	3.39	46.21

Fund Inception: June 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes are based upon a hypothetical investment in their respective constituent securities. The returns for an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

11

Invesco Emerging Markets Sovereign Debt ETF (PCY)

October 31, 2021

Schedule of Investments

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-98.68%
Angola-2.81%
Angolan Government International Bond
8.25%, 05/09/2028(a)	$24,730,000	$24,915,970
9.38%, 05/08/2048(a)	26,006,000	25,900,676
9.13%, 11/26/2049(a)	26,365,000	25,819,033

		76,635,679

Bahrain-2.59%
Bahrain Government International Bond
6.00%, 09/19/2044(a)	25,256,000	23,456,131
7.50%, 09/20/2047(a)	22,332,000	23,177,221
6.25%, 01/25/2051(a)	25,700,000	24,027,213

		70,660,565

Belarus-2.55%
Republic of Belarus International Bond
7.63%, 06/29/2027(a)	23,135,000	22,575,133
6.20%, 02/28/2030(a)	8,920,000	7,770,881
6.38%, 02/24/2031(a)	44,770,000	38,986,835

		69,332,849

Brazil-2.61%
Brazilian Government International Bond
5.63%, 01/07/2041	23,969,000	23,537,798
5.63%, 02/21/2047(b)	24,593,000	23,717,243
4.75%, 01/14/2050	27,818,000	23,831,402

		71,086,443

Chile-2.77%
Chile Government International Bond
3.13%, 01/21/2026(b)	35,222,000	37,388,153
3.86%, 06/21/2047(b)	35,094,000	38,191,747

		75,579,900

China-2.93%
China Government International Bond
2.75%, 12/03/2039(a)	25,110,000	26,349,351
4.00%, 10/19/2048(a)(b)	20,350,000	26,613,950
2.25%, 10/21/2050(a)(b)	27,570,000	26,888,080

		79,851,381

Colombia-2.69%
Colombia Government International Bond
7.38%, 09/18/2037	18,674,000	23,191,054
6.13%, 01/18/2041	22,144,000	24,597,002
5.63%, 02/26/2044	23,985,000	25,353,104

		73,141,160

Costa Rica-2.75%
Costa Rica Government International Bond
5.63%, 04/30/2043(a)(b)	27,854,000	24,873,622
7.00%, 04/04/2044(a)	24,738,000	24,781,292
7.16%, 03/12/2045(a)(b)	25,061,000	25,386,793

		75,041,707

Dominican Republic-2.79%
Dominican Republic International Bond
7.45%, 04/30/2044(a)	21,045,000	25,143,724

	Principal Amount	Value
Dominican Republic-(continued)
6.85%, 01/27/2045(a)	$22,445,000	$25,026,175
6.50%, 02/15/2048(a)	24,003,000	25,719,455

		75,889,354

Egypt-2.57%
Egypt Government International Bond
8.50%, 01/31/2047(a)	25,892,000	23,997,638
7.90%, 02/21/2048(a)	26,632,000	23,518,613
8.70%, 03/01/2049(a)	23,995,000	22,446,842

		69,963,093

El Salvador-2.17%
El Salvador Government International Bond
5.88%, 01/30/2025(a)	24,970,000	19,976,000
8.63%, 02/28/2029(a)	23,974,000	19,239,135
9.50%, 07/15/2052(a)	24,200,000	20,025,500

		59,240,635

Guatemala-2.69%
Guatemala Government Bond
4.50%, 05/03/2026(a)	21,820,000	23,303,760
4.38%, 06/05/2027(a)	23,450,000	25,079,775
4.88%, 02/13/2028(a)	22,730,000	24,809,795

		73,193,330

Hungary-1.38%
Hungary Government International Bond, 7.63%, 03/29/2041	22,737,000	37,542,652

Indonesia-2.79%
Indonesia Government International Bond
6.63%, 02/17/2037(a)	18,627,000	25,563,666
7.75%, 01/17/2038(a)	16,878,000	25,287,379
6.75%, 01/15/2044(a)(b)	17,334,000	25,106,175

		75,957,220

Jordan-2.65%
Jordan Government International Bond
5.75%, 01/31/2027(a)	23,135,000	24,804,283
5.85%, 07/07/2030(a)(b)	23,350,000	24,168,417
7.38%, 10/10/2047(a)	22,291,000	23,122,945

		72,095,645

Kazakhstan-2.82%
Kazakhstan Government International Bond
5.13%, 07/21/2025(a)	23,323,000	26,537,889
4.88%, 10/14/2044(a)	20,391,000	25,033,113
6.50%, 07/21/2045(a)	17,559,000	25,345,714

		76,916,716

Kenya-2.66%
Kenya Government International Bond
7.25%, 02/28/2028(a)	34,212,000	36,972,395
8.25%, 02/28/2048(a)(b)	34,001,000	35,489,496

		72,461,891

Kuwait-1.46%
Kuwait International Government Bond, 3.50%, 03/20/2027(a)	36,410,000	39,901,282

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12

Invesco Emerging Markets Sovereign Debt ETF (PCY)–(continued)

October 31, 2021

	Principal Amount	Value
Mexico-2.92%
Mexico Government International Bond
4.60%, 01/23/2046	$25,331,750	$27,131,571
5.75%, 10/12/2110	22,166,000	25,690,394
Series A, 6.05%, 01/11/2040	21,431,000	26,742,245

		79,564,210

Mongolia-1.34%
Mongolia Government International Bond
5.13%, 04/07/2026(a)(b)	12,275,000	12,761,756
3.50%, 07/07/2027(a)(b)	12,290,000	11,868,204
4.45%, 07/07/2031(a)	12,300,000	11,895,560

		36,525,520

Morocco-2.65%
Morocco Government International Bond
3.00%, 12/15/2032(a)	25,544,000	24,309,969
5.50%, 12/11/2042(a)	21,420,000	23,792,951
4.00%, 12/15/2050(a)	26,560,000	23,969,470

		72,072,390

Nigeria-2.62%
Nigeria Government International Bond
7.70%, 02/23/2038(a)	25,060,000	24,255,925
7.63%, 11/28/2047(a)	25,089,000	23,510,400
9.25%, 01/21/2049(a)	22,170,000	23,652,508

		71,418,833

Oman-2.87%
Oman Government International Bond
6.50%, 03/08/2047(a)	25,795,000	25,547,832
6.75%, 01/17/2048(a)	25,965,000	26,333,833
7.00%, 01/25/2051(a)(b)	25,103,000	26,257,186

		78,138,851

Pakistan-2.70%
Pakistan Government International Bond
6.88%, 12/05/2027(a)	23,828,000	24,410,976
7.38%, 04/08/2031(a)(b)	24,135,000	24,559,462
8.88%, 04/08/2051(a)	24,280,000	24,487,643

		73,458,081

Panama-2.74%
Panama Government International Bond
8.88%, 09/30/2027	17,752,500	24,132,305
3.88%, 03/17/2028	23,255,000	25,273,650
3.16%, 01/23/2030	24,270,000	25,126,974

		74,532,929

Paraguay-2.75%
Paraguay Government International Bond
5.00%, 04/15/2026(a)	22,756,000	25,287,605
6.10%, 08/11/2044(a)	20,812,000	25,161,916
5.60%, 03/13/2048(a)	21,358,000	24,476,482

		74,926,003

Peru-2.85%
Peruvian Government International Bond
8.75%, 11/21/2033	15,976,500	24,833,712
5.63%, 11/18/2050(b)	18,431,000	25,308,528
3.55%, 03/10/2051(b)	27,267,000	27,556,848

		77,699,088

	Principal Amount	Value
Philippines-2.81%
Philippine Government International Bond
3.95%, 01/20/2040	$22,907,000	$25,429,650
3.70%, 03/01/2041	23,742,000	25,600,910
3.70%, 02/02/2042	23,705,000	25,558,203

		76,588,763

Poland-1.40%
Republic of Poland Government International Bond, 3.25%, 04/06/2026.	35,574,000	38,260,548

Qatar-2.84%
Qatar Government International Bond
4.63%, 06/02/2046(a)	20,720,000	25,886,118
5.10%, 04/23/2048(a)	19,391,000	25,781,808
4.82%, 03/14/2049(a)	20,012,000	25,795,488

		77,463,414

Romania-2.83%
Romanian Government International Bond
6.13%, 01/22/2044(a)(b)	19,252,000	25,139,801
5.13%, 06/15/2048(a)	21,804,000	25,728,720
4.00%, 02/14/2051(a)(b)	25,850,000	26,124,010

		76,992,531

Russia-2.91%
Russian Foreign Bond - Eurobond
5.63%, 04/04/2042(a)	20,200,000	26,272,726
5.88%, 09/16/2043(a)	18,800,000	25,555,084
5.25%, 06/23/2047(a)	21,500,000	27,440,444

		79,268,254

Saudi Arabia-2.96%
Saudi Government International Bond
4.50%, 10/26/2046(a)	22,324,000	25,804,088
4.63%, 10/04/2047(a)	23,015,000	27,143,960
5.00%, 04/17/2049(a)	22,100,000	27,604,425

		80,552,473

South Africa-2.88%
Republic of South Africa Government International Bond
6.25%, 03/08/2041	24,250,000	25,406,992
5.38%, 07/24/2044	28,487,000	26,922,181
6.30%, 06/22/2048	25,339,000	26,099,803

		78,428,976

Sri Lanka-2.89%
Sri Lanka Government International Bond
6.13%, 06/03/2025(a)(b)	38,775,000	25,397,625
6.85%, 11/03/2025(a)	40,360,000	26,118,974
6.83%, 07/18/2026(a)	42,636,000	27,287,040

		78,803,639

Turkey-2.54%
Turkey Government International Bond
8.00%, 02/14/2034	21,766,000	23,453,518
6.88%, 03/17/2036	23,660,000	22,966,809
7.25%, 03/05/2038	22,740,000	22,739,955

		69,160,282

Ukraine-2.75%
Ukraine Government International Bond
7.75%, 09/01/2027(a)	22,644,000	24,453,210

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco Emerging Markets Sovereign Debt ETF (PCY)–(continued)

October 31, 2021

	Principal Amount	Value
Ukraine-(continued)
9.75%, 11/01/2028(a)	$22,032,000	$25,615,593
7.30%, 03/15/2033(a)	24,400,000	24,910,204

		74,979,007

United Arab Emirates-2.75%
Emirate of Dubai Government International Bond, 5.25%, 01/30/2043(a)	22,381,000	25,709,167
Finance Department Government of Sharjah
4.00%, 07/28/2050(a)	26,820,000	24,273,012
4.38%, 03/10/2051(a)	26,180,000	24,814,870

		74,797,049

Total U.S. Dollar Denominated Bonds & Notes (Cost $2,786,665,823)		2,688,122,343

	Shares
Money Market Funds-0.07%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d) (Cost $1,814,291)	1,814,291	1,814,291

TOTAL INVESTMENTS IN SECURITIES
(excluding investments purchased with cash collateral from securities on loan)-98.75% (Cost $2,788,480,114)		2,689,936,634

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-2.32%
Invesco Private Government Fund, 0.02%(c)(d)(e)	18,930,470	$18,930,470
Invesco Private Prime Fund, 0.11%(c)(d)(e)	44,153,436	44,171,098

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $63,101,567)		63,101,568

TOTAL INVESTMENTS IN SECURITIES-101.07% (Cost $2,851,581,681)		2,753,038,202
OTHER ASSETS LESS LIABILITIES-(1.07)%		(29,122,699)

NET ASSETS-100.00%		$2,723,915,503

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $1,936,537,392, which represented 71.09% of the Fund’s Net Assets.

(b)	All or a portion of this security was out on loan at October 31, 2021.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$660,305	$332,854,769	$(331,700,783)	$-	$-	$1,814,291	$2,644

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	200,953,554	(182,023,084)	-	-	18,930,470	3,087	*

Invesco Private Prime Fund	-	351,195,981	(307,024,884)	1	-	44,171,098	43,896	*

Total	$660,305	$885,004,304	$(820,748,751)	$1	$-	$64,915,859	$49,627

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Invesco Global Short Term High Yield Bond ETF (PGHY)

October 31, 2021

Schedule of Investments

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-95.73%
Argentina-2.41%
AES Argentina Generacion S.A., 7.75%, 02/02/2024(a)	$850,000	$742,471
Agua y Saneamientos Argentinos S.A., 6.63%, 02/01/2023(a)	450,000	256,725
Arcor S.A.I.C., 6.00%, 07/06/2023(a)	350,000	341,565
Capex S.A., 6.88%, 05/15/2024(a)	300,000	285,467
Cia General de Combustibles S.A., 9.50%, 11/07/2021(a)	525,000	527,075
Generacion Mediterranea S.A./Generacion Frias S.A./Central Termica Roca S.A., 9.63%, 07/27/2023(a)	771,000	642,393
Genneia S.A., 8.75%, 01/20/2022(a)	650,000	645,086
IRSA Propiedades Comerciales S.A., 8.75%, 03/23/2023(a)	565,000	544,759
Pampa Energia S.A., 7.38%, 07/21/2023(a)	675,000	648,368
Provincia de Cordoba, 5.00%, 12/10/2025(a)(b)	661,221	505,900
Tecpetrol S.A., 4.88%, 12/12/2022(a)	553,000	553,055

		5,692,864

Australia-0.34%
FMG Resources August 2006 Pty. Ltd., 5.13%, 05/15/2024(a)	200,000	213,440
North Queensland Export Terminal Pty. Ltd., 4.45%, 12/15/2022(a)(c)	600,000	580,496

		793,936

Azerbaijan-0.33%
Republic of Azerbaijan International Bond, 4.75%, 03/18/2024(a)	200,000	214,800
State Oil Co. of the Azerbaijan Republic, 4.75%, 03/13/2023(a)	550,000	572,891

		787,691

Bahrain-0.53%
Bahrain Government International Bond
6.13%, 07/05/2022(a)	500,000	515,470
6.13%, 08/01/2023(a)	500,000	529,908
BBK BSC, 5.50%, 07/09/2024(a)	200,000	207,925

		1,253,303

Belarus-0.35%
Development Bank of the Republic of Belarus JSC, 6.75%, 05/02/2024(a)	400,000	376,000
Republic of Belarus International Bond, 6.88%, 02/28/2023(a)(c)	450,000	455,697

		831,697

Belgium-0.09%
Barry Callebaut Services N.V., 5.50%, 06/15/2023(a)	200,000	214,236

Bolivia-0.48%
Bolivian Government International Bond
4.88%, 10/29/2022(a)(c)	700,000	712,968
5.95%, 08/22/2023(a)(c)	400,000	418,462

		1,131,430

	Principal Amount	Value
Brazil-5.22%
Banco Bradesco S.A., 2.85%, 01/27/2023(a)	$700,000	$707,182
Banco BTG Pactual S.A., 5.50%, 01/31/2023(a)	500,000	519,380
Banco do Estado do Rio Grande do Sul S.A., 7.38%, 02/02/2022(a)	700,000	707,122
Banco Nacional de Desenvolvimento Economico e Social
5.75%, 09/26/2023(a)	500,000	541,595
4.75%, 05/09/2024(a)	250,000	269,149
Banco Safra S.A., 4.13%, 02/08/2023(a)	600,000	614,250
Banco Votorantim S.A., 4.00%, 09/24/2022(a)	500,000	510,688
Braskem Finance Ltd., 6.45%, 02/03/2024(c)	700,000	765,625
Brazilian Government International Bond, 2.63%, 01/05/2023	500,000	510,070
BRF S.A., 4.75%, 05/22/2024(a)	200,000	208,752
Caixa Economica Federal, 3.50%, 11/07/2022(a)	750,000	764,070
Cielo USA, Inc., 3.75%, 11/16/2022(a)	612,000	619,650
Embraer Overseas Ltd., 5.70%, 09/16/2023(a)	625,000	659,631
Embraer S.A., 5.15%, 06/15/2022	600,000	612,042
Gerdau Trade, Inc., 4.75%, 04/15/2023(a)	500,000	523,725
GTL Trade Finance, Inc./Gerdau Holdings, Inc., 5.89%, 04/29/2024(a)	248,000	268,460
InterCement Financial Operations B.V., 5.75%, 07/17/2024(a)	200,000	186,101
Itau Unibanco Holding S.A.
6.20%, 12/21/2021(a)	700,000	703,045
5.65%, 03/19/2022(a)	600,000	609,450
5.50%, 08/06/2022(a)	700,000	719,390
2.90%, 01/24/2023(a)	400,000	405,380
5.13%, 05/13/2023(a)	600,000	629,388
Petrobras Global Finance B.V., 6.25%, 03/17/2024	250,000	273,563

		12,327,708

Canada-2.07%
Athabasca Oil Corp., 9.88%, 02/24/2022(a)	1,100,000	1,102,145
Cenovus Energy, Inc., 3.80%, 09/15/2023(c)	600,000	627,071
Cooke Omega Investments, Inc./Alpha
VesselCo. Holdings, Inc., 8.50%, 12/15/2022(a)	500,000	510,175
Gateway Casinos & Entertainment Ltd., 8.25%, 03/01/2024(a)	260,000	268,042
Mountain Province Diamonds, Inc., 8.00%, 12/15/2022(a)	725,000	652,246
Quebecor Media, Inc., 5.75%, 01/15/2023	500,000	526,875
Rockpoint Gas Storage Canada Ltd., 7.00%, 03/31/2023(a)	600,000	603,321
TransAlta Corp., 4.50%, 11/15/2022(c)	600,000	612,750

		4,902,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2021

	Principal Amount	Value
China-6.02%
China Grand Automotive Services Ltd., 8.63%, 04/08/2022(a)	$450,000	$395,540
China South City Holdings Ltd.
11.50%, 02/12/2022(a)	700,000	407,916
10.88%, 06/26/2022(a)	700,000	343,875
7.25%, 11/20/2022(a)	400,000	183,438
Chongqing Hechuan City Construction Investment Group Co. Ltd., 6.30%, 07/18/2022(a)	200,000	200,120
Easy Tactic Ltd.
5.75%, 01/13/2022(a)(c)	1,200,000	984,932
9.13%, 07/28/2022(a)	600,000	414,580
8.13%, 02/27/2023(a)	900,000	564,787
11.75%, 08/02/2023(a)(c)	750,000	482,803
Fortune Star (BVI) Ltd.
5.95%, 01/29/2023(a)	400,000	402,984
6.75%, 07/02/2023(a)	500,000	498,515
6.85%, 07/02/2024(a)	200,000	205,485
Fujian Zhanglong Group Co. Ltd., 5.88%, 08/26/2022(a)	450,000	465,000
Gemstones International Ltd., 12.00%, 03/10/2023(a)	300,000	217,491
Guangxi Liuzhou Dongcheng Investment Development Group Co. Ltd., 7.00%, 09/30/2022(a)	600,000	564,155
Hejun Shunze Investment Co. Ltd.
11.00%, 06/04/2022(a)	500,000	129,115
10.40%, 03/09/2023(a)	500,000	118,886
Hong Kong Red Star Macalline Universal Home Furnishings Ltd., 3.38%, 09/21/2022(a)	600,000	539,764
Huai An Traffic Holding Group Co. Ltd., 6.00%, 09/19/2022(a)	240,000	243,587
Kunming Municipal Urban Construction Investment & Development Co. Ltd., 5.80%, 10/17/2022(a)	600,000	576,142
New Metro Global Ltd.
7.50%, 12/16/2021(a)	500,000	488,027
6.50%, 05/20/2022(a)	350,000	333,417
RongXingDa Development (BVI) Ltd.
8.95%, 01/18/2022(a)	500,000	279,300
8.00%, 04/24/2022(a)	615,000	284,438
Scenery Journey Ltd.
11.50%, 10/24/2022(a)	700,000	139,999
13.00%, 11/06/2022(a)	500,000	102,500
12.00%, 10/24/2023(a)	400,000	78,387
13.75%, 11/06/2023(a)	750,000	164,991
Wanda Properties International Co. Ltd., 7.25%, 01/29/2024(a)(c)	500,000	476,825
Wanda Properties Overseas Ltd.
6.95%, 12/05/2022(a)	700,000	671,481
6.88%, 07/23/2023(a)	500,000	476,444
Yancoal International Resources Development Co. Ltd., 6.00%, 11/29/2021(a)	600,000	601,982
Yango Justice International Ltd., 9.25%, 04/15/2023(a)	500,000	130,031

	Principal Amount	Value
China-(continued)
Yanlord Land HK Co. Ltd.
6.75%, 04/23/2023(a)	$500,000	$503,642
6.80%, 02/27/2024(a)	300,000	304,463
Zhangzhou Jiulongjiang Group Co. Ltd., 5.60%, 09/10/2022(a)	400,000	414,149
Zoomlion HK SPV Co. Ltd., 6.13%, 12/20/2022(a)	817,000	838,896

		14,228,087

Colombia-1.61%
Banco Davivienda S.A., 5.88%, 07/09/2022(a)	700,000	717,682
Banco de Bogota S.A., 5.38%, 02/19/2023(a)	477,000	496,390
Banco GNB Sudameris S.A., 7.50%, 07/30/2022(a)	575,000	594,671
Bancolombia S.A., 5.13%, 09/11/2022(c)	550,000	565,867
Ecopetrol S.A., 5.88%, 09/18/2023(c)	200,000	215,070
Gilex Holding S.a.r.l., 8.50%, 05/02/2023(a)	640,000	649,619
Grupo Aval Ltd., 4.75%, 09/26/2022(a)	545,000	558,489

		3,797,788

Costa Rica-0.76%
Banco Nacional de Costa Rica, 6.25%, 11/01/2023(a)	550,000	587,868
Costa Rica Government International Bond, 4.25%, 01/26/2023(a)	700,000	716,100
Instituto Costarricense de Electricidad, 6.95%, 11/10/2021(a)	490,000	491,107

		1,795,075

Croatia-0.77%
Croatia Government International Bond
5.50%, 04/04/2023(a)	600,000	639,746
6.00%, 01/26/2024(a)	500,000	554,976
Hrvatska Elektroprivreda, 5.88%, 10/23/2022(a)	600,000	627,206

		1,821,928

Dominican Republic-0.56%
Banco de Reservas de la Republica Dominicana, 7.00%, 02/01/2023(a)	550,000	575,657
Dominican Republic International Bond, 6.60%, 01/28/2024(a)	683,000	747,892

		1,323,549

Egypt-1.01%
Egypt Government International Bond
6.13%, 01/31/2022(a)	600,000	604,770
5.58%, 02/21/2023(a)	600,000	616,257
4.55%, 11/20/2023(a)	684,000	695,310
6.20%, 03/01/2024(a)	250,000	261,582
5.75%, 05/29/2024(a)	200,000	207,030

		2,384,949

El Salvador-0.27%
AES El Salvador Trust II, 6.75%, 03/28/2023(a)	700,000	650,097

Finland-0.21%
Nokia OYJ, 3.38%, 06/12/2022	485,000	492,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2021

	Principal Amount	Value
Georgia-0.34%
Bank of Georgia JSC, 6.00%, 07/26/2023(a)	$500,000	$532,360
TBC Bank JSC, 5.75%, 06/19/2024(a)	250,000	267,031

		799,391

Germany-0.56%
Commerzbank AG, 8.13%, 09/19/2023(a)	509,000	570,468
ZF North America Capital, Inc., 4.50%, 04/29/2022(a)	750,000	762,188

		1,332,656

Ghana-0.10%
Ghana Government International Bond, 7.88%, 08/07/2023(a)	230,000	230,731

Greece-0.41%
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.38%, 01/15/2022(a)	1,000,000	980,440

Guatemala-0.51%
Guatemala Government Bond, 5.75%, 06/06/2022(a)	560,000	573,860
Industrial Senior Trust, 5.50%, 11/01/2022(a)	625,000	642,975

		1,216,835

India-3.97%
ABJA Investment Co. Pte. Ltd.
4.45%, 07/24/2023(a)	450,000	467,100
5.95%, 07/31/2024(a)	300,000	328,131
Axis Bank Ltd., 3.00%, 08/08/2022(a)	653,000	661,701
Delhi International Airport Ltd., 6.13%, 02/03/2022(a)(c)	700,000	702,973
GMR Hyderabad International Airport Ltd., 5.38%, 04/10/2024(a)	100,000	103,020
Greenko Investment Co., 4.88%, 08/16/2023(a)	600,000	606,375
IIFL Finance Ltd., 5.88%, 04/20/2023(a)	612,000	595,162
India Green Energy Holdings, 5.38%, 04/29/2024(a)	250,000	259,458
India Toll Roads, 5.50%, 08/19/2024(a)	250,000	247,515
JSW Steel Ltd.
5.25%, 04/13/2022(a)	600,000	608,946
5.95%, 04/18/2024(a)	250,000	265,164
Manappuram Finance Ltd., 5.90%, 01/13/2023(a)	500,000	513,788
Muthoot Finance Ltd.
6.13%, 10/31/2022(a)(c)	700,000	719,687
4.40%, 09/02/2023(a)(c)	600,000	611,775
ReNew Power Pvt Ltd., 6.45%, 09/27/2022(a)	600,000	613,950
Shriram Transport Finance Co. Ltd.
5.70%, 02/27/2022(a)	600,000	605,225
5.95%, 10/24/2022(a)	565,000	575,311
5.10%, 07/16/2023(a)	600,000	610,815
4.40%, 03/13/2024(a)	278,000	279,460

		9,375,556

Indonesia-1.40%
Alam Synergy Pte. Ltd., 6.63%, 04/24/2022(a)	400,000	380,040

	Principal Amount	Value
Indonesia-(continued)
Global Prime Capital Pte. Ltd., 5.50%, 10/18/2023(a)	$400,000	$405,420
Jababeka International B.V., 6.50%, 10/05/2023(a)	700,000	667,598
PT ABM Investama Tbk, 7.13%, 08/01/2022(a)	248,000	246,887
PT Saka Energi Indonesia, 4.45%, 05/05/2024(a)	450,000	437,688
SSMS Plantation Holdings Pte. Ltd., 7.75%, 01/23/2023(a)	800,000	588,876
TBLA International Pte. Ltd., 7.00%, 01/24/2023(a)	600,000	584,286

		3,310,795

Israel-1.39%
Energean Israel Finance Ltd., 4.50%, 03/30/2024(a)	250,000	255,500
Leviathan Bond Ltd., 5.75%, 06/30/2023(a) .	507,202	527,617
Teva Pharmaceutical Finance Co. B.V. 2.95%, 12/18/2022(c)	550,000	554,812
Series 2, 3.65%, 11/10/2021	560,000	560,314
Teva Pharmaceutical Finance IV B.V., 3.65%, 11/10/2021	610,000	611,607
Teva Pharmaceutical Finance Netherlands III B.V.
2.80%, 07/21/2023(c)	500,000	504,275
6.00%, 04/15/2024(c)	250,000	262,500

		3,276,625

Italy-0.50%
UniCredit S.p.A.
6.57%, 01/14/2022(a)	600,000	606,773
7.83%, 12/04/2023(a)	500,000	567,501

		1,174,274

Jamaica-0.13%
Digicel International Finance Ltd./Digicel international Holdings Ltd., 8.75%, 05/25/2024(a)	300,000	311,625

Japan-0.41%
SoftBank Group Corp.
5.38%, 07/30/2022(a)	635,000	647,525
5.50%, 04/20/2023(a)	300,000	311,621

		959,146

Kenya-0.09%
Kenya Government International Bond, 6.88%, 06/24/2024(a)	200,000	216,086

Kuwait-0.30%
Kuwait Projects Co. SPC Ltd., 5.00%, 03/15/2023(a)	700,000	701,842

Luxembourg-0.09%
ArcelorMittal S.A., 3.60%, 07/16/2024	200,000	211,198

Malaysia-0.03%
SD International Sukuk Ltd., 6.30%, 05/09/2022(a)	200,000	64,585

Mexico-2.38%
Alpha Holding S.A. de C.V., 10.00%, 12/19/2022(a)(d)	650,000	91,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2021

	Principal Amount	Value
Mexico-(continued)
BBVA Bancomer S.A., 6.75%, 09/30/2022(a)	$606,000	$635,542
Credito Real, S.A.B. de C.V., SOFOM, E.R., 7.25%, 07/20/2023(a)(c)	300,000	288,537
Grupo Kaltex S.A. de C.V., 8.88%, 04/11/2022(a)	450,000	422,604
Grupo Posadas S.A.B. de C.V., 7.88%, 06/30/2022(a)(d)	400,000	330,504
Metalsa S.A. de C.V., 4.90%, 04/24/2023(a)	505,000	527,149
Petroleos Mexicanos
4.88%, 01/24/2022	420,000	422,806
5.38%, 03/13/2022(c)	420,000	425,515
3.50%, 01/30/2023	584,000	590,862
4.63%, 09/21/2023	585,000	603,281
4.88%, 01/18/2024(c)	771,000	798,548
Unifin Financiera S.A.B. de C.V., 7.25%, 09/27/2023(a)(c)	500,000	488,020

		5,624,368

Mongolia-1.13%
Development Bank of Mongolia LLC, 7.25%, 10/23/2023(a)(c)	600,000	637,183
Mongolia Government International Bond
5.13%, 12/05/2022(a)	526,000	543,359
5.63%, 05/01/2023(a)	500,000	523,436
8.75%, 03/09/2024(a)	200,000	225,019
Mongolian Mortgage Corp. Hfc LLC, 8.85%, 02/08/2024(a)	750,000	739,549

		2,668,546

Morocco-0.35%
Morocco Government International Bond, 4.25%, 12/11/2022(a)	600,000	619,806
OCP S.A., 5.63%, 04/25/2024(a)	200,000	216,428

		836,234

Namibia-0.25%
Namibia International Bonds, 5.50%, 11/03/2021(a)(c)	600,000	600,734

Nigeria-1.05%
Fidelity Bank PLC, 10.50%, 10/16/2022(a)	500,000	527,459
Nigeria Government International Bond
5.63%, 06/27/2022	700,000	710,706
6.38%, 07/12/2023(a)	600,000	625,650
United Bank for Africa PLC, 7.75%, 06/08/2022(a)	600,000	612,986

		2,476,801

Oman-1.05%
Bank Muscat SAOG, 4.88%, 03/14/2023(a)	600,000	618,230
Oman Government International Bond
3.88%, 03/08/2022(a)	500,000	503,801
4.13%, 01/17/2023(a)	700,000	716,464
Oztel Holdings SPC Ltd., 5.63%, 10/24/2023(a)	608,000	635,606

		2,474,101

	Principal Amount	Value
Pakistan-0.39%
Pakistan Government International Bond, 8.25%, 04/15/2024(a)	$200,000	$214,153
Third Pakistan International Sukuk Co. Ltd. (The), 5.63%, 12/05/2022(a)	700,000	718,125

		932,278

Panama-0.51%
Banistmo S.A., 3.65%, 09/19/2022(a)	550,000	558,255
Multibank, Inc., 4.38%, 11/09/2022(a)	625,000	636,719

		1,194,974

Paraguay-0.26%
Paraguay Government International Bond, 4.63%, 01/25/2023(a)	590,000	612,721

Peru-0.30%
Volcan Cia Minera S.A.A., Class B, 5.38%, 02/02/2022(a)	700,000	702,625

Puerto Rico-0.23%
Popular, Inc., 6.13%, 09/14/2023	500,000	534,482

Russia-3.31%
Borets Finance DAC, 6.50%, 04/07/2022(a)	200,000	203,700
Credit Bank of Moscow Via CBOM Finance PLC
5.88%, 11/07/2021(a)	900,000	901,345
5.55%, 02/14/2023(a)	500,000	516,669
Eurochem Finance DAC, 5.50%, 03/13/2024(a)	300,000	323,063
Evraz PLC, 5.25%, 04/02/2024(a)	300,000	320,853
Global Ports Finance PLC, 6.50%, 09/22/2023(a)	600,000	655,553
GTLK Europe DAC, 5.13%, 05/31/2024(a)	200,000	211,320
Mobile Telesystems OJSC Via MTS International Funding DAC, 5.00%, 05/30/2023(a)	650,000	684,125
O1 Properties Finance PLC, 0.50%, 09/27/2028(a)	500,000	61,195
Petropavlovsk 2016 Ltd., 8.13%, 11/14/2022(a)	300,000	308,532
Polyus Finance PLC
4.70%, 03/28/2022(a)	600,000	609,172
5.25%, 02/07/2023(a)	200,000	210,090
4.70%, 01/29/2024(a)	500,000	531,158
Rusal Capital DAC
5.13%, 02/02/2022(a)	400,000	403,132
4.85%, 02/01/2023(a)	600,000	612,540
Sberbank of Russia Via SB Capital S.A., 5.13%, 10/29/2022(a)	735,000	760,496
VTB Bank OJSC Via VTB Capital S.A., 6.95%, 10/17/2022(a)	500,000	520,446

		7,833,389

Saudi Arabia-0.17%
Dar Al-Arkan Sukuk Co. Ltd., 6.88%, 04/10/2022(a)	400,000	407,800

South Africa-1.90%
Eskom Holdings SOC Ltd., 6.75%, 08/06/2023(a)	650,000	672,474
Gold Fields Orogen Holding (BVI) Ltd., 5.13%, 05/15/2024(a)	300,000	321,645

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2021

	Principal Amount	Value
South Africa-(continued)
MTN Mauritius Investments Ltd., 5.37%, 02/13/2022(a)	$600,000	$608,329
Republic of South Africa Government International Bond
5.88%, 05/30/2022	500,000	514,752
4.67%, 01/17/2024	600,000	638,877
Sasol Financing International Ltd., 4.50%, 11/14/2022(c)	637,000	651,600
Sasol Financing USA LLC, 5.88%, 03/27/2024	450,000	476,212
Transnet SOC Ltd., 4.00%, 07/26/2022(a)	600,000	607,097

		4,490,986

South Korea-0.26%
SK Innovation Co. Ltd., 4.13%, 07/13/2023(a)(c)	600,000	625,227

Spain-0.19%
Codere Finance 2 (Luxembourg) S.A., 7.13%
PIK Rate, 4.50% Cash Rate, 11.63%, 11/01/2023(a)(e)	724,938	438,587

Sri Lanka-0.61%
Sri Lanka Government International Bond
5.75%, 01/18/2022(a)(c)	520,000	489,096
5.88%, 07/25/2022(a)(c)	500,000	423,190
5.75%, 04/18/2023(a)	400,000	276,252
6.85%, 03/14/2024(a)	400,000	263,000

		1,451,538

Supranational-0.31%
Eastern & Southern African Trade & Development Bank (The), 5.38%, 03/14/2022(a)	715,000	722,031

Sweden-0.59%
Stena AB, 7.00%, 02/01/2024(a)	600,000	623,748
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/2022	750,000	765,000

		1,388,748

Trinidad-0.26%
Trinidad & Tobago Government International Bond, 4.38%, 01/16/2024(a)	600,000	623,193

Turkey-8.97%
Akbank T.A.S., 5.00%, 10/24/2022(a)	670,000	684,648
Arcelik A.S., 5.00%, 04/03/2023(a)	700,000	720,439
Hazine Mustesarligi Varlik Kiralama A.S.
5.80%, 02/21/2022(a)	700,000	708,572
5.00%, 04/06/2023(a)	700,000	712,425
KOC Holding A.S., 5.25%, 03/15/2023(a)	700,000	715,732
KT Kira Sertifikalari Varlik Kiralama A.S., 5.14%, 11/02/2021(a)	700,000	700,000
Petkim Petrokimya Holding A.S., 5.88%, 01/26/2023(a)	700,000	711,763
QNB Finansbank A.S., 4.88%, 05/19/2022(a)	600,000	608,802
Roenesans Gayrimenkul Yatirim A.S., 7.25%, 04/26/2023(a)	750,000	746,480
T.C. Ziraat Bankasi A.S., 5.13%, 05/03/2022(a)	600,000	607,777

	Principal Amount	Value
Turkey-(continued)
TC Ziraat Bankasi A.S., 5.13%, 09/29/2023(a)	$700,000	$708,778
Turk Telekomunikasyon A.S., 4.88%, 06/19/2024(a)	200,000	204,667
Turkey Government International Bond
5.13%, 03/25/2022	600,000	606,923
6.25%, 09/26/2022	650,000	669,736
3.25%, 03/23/2023	600,000	596,362
7.25%, 12/23/2023	700,000	741,495
5.75%, 03/22/2024	400,000	407,972
6.35%, 08/10/2024	200,000	206,210
Turkiye Garanti Bankasi A.S.
5.25%, 09/13/2022(a)	550,000	563,641
5.88%, 03/16/2023(a)	500,000	518,270
Turkiye Ihracat Kredi Bankasi A.S.
4.25%, 09/18/2022(a)	650,000	658,365
5.38%, 10/24/2023(a)	750,000	762,686
8.25%, 01/24/2024(a)	600,000	638,880
6.13%, 05/03/2024(a)	400,000	407,279
Turkiye Is Bankasi A.S.
5.50%, 04/21/2022(a)	600,000	607,794
6.00%, 10/24/2022(a)	700,000	715,977
6.13%, 04/25/2024(a)	300,000	308,097
Turkiye Sinai Kalkinma Bankasi A.S., 5.50%, 01/16/2023(a)	500,000	511,158
Turkiye Vakiflar Bankasi T.A.O.
5.63%, 05/30/2022(a)	600,000	611,847
6.00%, 11/01/2022(a)	400,000	408,586
5.75%, 01/30/2023(a)	750,000	767,443
8.13%, 03/28/2024(a)	400,000	427,112
Yapi ve Kredi Bankasi A.S.
5.75%, 02/24/2022(a)	700,000	707,420
5.50%, 12/06/2022(a)	700,000	713,327
6.10%, 03/16/2023(a)	600,000	618,975
5.85%, 06/21/2024(a)	200,000	204,170

		21,209,808

Ukraine-1.75%
Kernel Holding S.A., 8.75%, 01/31/2022(a)	700,000	710,469
Metinvest B.V., 7.75%, 04/23/2023(a)	540,000	572,508
MHP SE, 7.75%, 05/10/2024(a)	350,000	378,527
NAK Naftogaz Ukraine via Kondor Finance PLC, 7.38%, 07/19/2022(a)	600,000	609,000
Ukraine Government International Bond
7.75%, 09/01/2022(a)	500,000	519,313
7.75%, 09/01/2023(a)	700,000	747,101
8.99%, 02/01/2024(a)	550,000	602,338

		4,139,256

United Arab Emirates-0.63%
Alpha Star Holding III Ltd., 6.25%, 04/20/2022(a)	800,000	814,888
Alpha Star Holding V Ltd., 6.63%, 04/18/2023(a)	654,000	670,566

		1,485,454

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2021

	Principal Amount	Value
United Kingdom-0.45%
Jaguar Land Rover Automotive PLC, 5.63%, 02/01/2023(a)	$550,000	$553,933
Modulaire Global Finance PLC, 8.00%, 02/15/2023(a)	500,000	510,135

		1,064,068

United States-34.42%
24 Hour Fitness Worldwide, Inc., 8.00%, 06/01/2022(a)(d)(f)(g)	150,000	0
ADT Security Corp. (The), 4.13%, 06/15/2023	550,000	573,227
Advanced Micro Devices, Inc., 7.50%, 08/15/2022	510,000	536,775
Ahern Rentals, Inc., 7.38%, 05/15/2023(a)	500,000	480,000
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 3.50%, 02/15/2023(a)	700,000	713,125
American Airlines Group, Inc., 5.00%, 06/01/2022(a)	515,000	516,931
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.63%, 05/20/2024	300,000	324,375
Apex Tool Group LLC/BC Mountain Finance, Inc., 9.00%, 02/15/2023(a)	600,000	601,695
Avient Corp., 5.25%, 03/15/2023	700,000	734,125
Ball Corp., 4.00%, 11/15/2023	700,000	735,000
Bed Bath & Beyond, Inc., 3.75%, 08/01/2024	200,000	203,750
Bonanza Creek Energy, Inc., 7.50%, 04/30/2026	64,201	64,500
Brinker International, Inc., 3.88%, 05/15/2023(c)	700,000	721,175
Calumet Specialty Products Partners L.P./Calumet Finance Corp.
7.63%, 01/15/2022	314,000	314,173
7.75%, 04/15/2023	500,000	496,893
Carpenter Technology Corp., 4.45%, 03/01/2023(c)	650,000	675,001
CF Industries, Inc., 3.45%, 06/01/2023(c)	432,000	448,498
Cheniere Corpus Christi Holdings LLC, 7.00%, 06/30/2024	200,000	223,995
Cincinnati Bell, Inc., 7.00%, 07/15/2024(a)	122,000	124,288
CIT Group, Inc.
5.00%, 08/15/2022	520,000	536,900
5.00%, 08/01/2023	600,000	637,500
4.75%, 02/16/2024	700,000	744,625
Cleaver-Brooks, Inc., 7.88%, 03/01/2023(a) .	500,000	493,268
Cogent Communications Group, Inc., 5.38%, 03/01/2022(a)	359,000	360,795
Commercial Metals Co., 4.88%, 05/15/2023	574,000	596,386
Continental Resources, Inc.
4.50%, 04/15/2023	500,000	520,585
3.80%, 06/01/2024	200,000	210,250
CoreCivic, Inc., 4.63%, 05/01/2023(c)	463,000	471,681
CSC Holdings LLC
6.75%, 11/15/2021	614,000	615,535
5.88%, 09/15/2022	625,000	645,312
5.25%, 06/01/2024	200,000	210,750

	Principal Amount	Value
United States-(continued)
CSI Compressco L.P./CSI Compressco Finance, Inc., 7.25%, 08/15/2022	$200,000	$198,212
DCP Midstream Operating L.P.
4.95%, 04/01/2022	550,000	553,652
3.88%, 03/15/2023	700,000	722,750
Delta Air Lines, Inc.
3.63%, 03/15/2022	600,000	604,593
3.80%, 04/19/2023	500,000	518,478
Diebold Nixdorf, Inc., 8.50%, 04/15/2024(c)	430,000	430,043
DISH DBS Corp.
5.88%, 07/15/2022(c)	602,000	617,802
5.00%, 03/15/2023	601,000	622,786
Diversified Healthcare Trust, 4.75%, 05/01/2024	444,000	458,430
Encompass Health Corp., 5.13%, 03/15/2023	239,000	239,847
EnerSys, 5.00%, 04/30/2023(a)	300,000	311,964
EnLink Midstream Partners L.P., 4.40%, 04/01/2024	200,000	209,250
EQM Midstream Partners L.P.
4.75%, 07/15/2023	589,000	620,724
4.00%, 08/01/2024	200,000	207,750
EQT Corp., 3.00%, 10/01/2022(c)	593,000	599,814
Exela Intermediate LLC/Exela Finance, Inc., 10.00%, 07/15/2023(a)	1,500,000	1,258,650
Ford Motor Co., 8.50%, 04/21/2023	560,000	614,740
Ford Motor Credit Co. LLC
5.60%, 01/07/2022	500,000	504,225
3.55%, 10/07/2022	400,000	406,476
3.35%, 11/01/2022	500,000	508,125
3.09%, 01/09/2023	650,000	661,732
4.14%, 02/15/2023	650,000	668,362
3.37%, 11/17/2023	650,000	667,875
5.58%, 03/18/2024	200,000	215,250
Freeport-McMoRan, Inc.
3.55%, 03/01/2022	533,000	534,639
3.88%, 03/15/2023	500,000	515,625
Fresh Market, Inc. (The), 9.75%, 05/01/2023(a)	597,000	614,164
FS Energy and Power Fund, 7.50%, 08/15/2023(a)	864,000	899,731
Genesis Energy L.P./Genesis Energy Finance Corp., 5.63%, 06/15/2024	200,000	199,500
Genworth Holdings, Inc.
4.90%, 08/15/2023	715,000	731,981
4.80%, 02/15/2024(c)	670,000	685,852
GEO Group, Inc. (The), 5.13%, 04/01/2023(c)	623,000	602,042
Goodman Networks, Inc., 8.00%, 05/11/2022(h)	98,659	40,943
Graphic Packaging International LLC
4.88%, 11/15/2022	624,000	642,505
4.13%, 08/15/2024	200,000	211,615
Hanesbrands, Inc., 4.63%, 05/15/2024(a)	250,000	260,938
HCA, Inc.
4.75%, 05/01/2023	500,000	528,679
5.88%, 05/01/2023	605,000	647,350
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 6.75%, 02/01/2024	225,000	228,656

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2021

	Principal Amount	Value
United States-(continued)
Jacobs Entertainment, Inc., 7.88%, 02/01/2024(a)	$80,000	$82,500
KB Home
7.50%, 09/15/2022	617,000	650,164
7.63%, 05/15/2023	500,000	531,875
Kraft Heinz Foods Co. (The), 3.50%, 06/06/2022(c)	598,000	606,265
Lennar Corp.
4.75%, 11/15/2022	535,000	551,719
4.88%, 12/15/2023	500,000	536,675
Lumen Technologies, Inc.
Series T, 5.80%, 03/15/2022	735,000	743,960
Series W, 6.75%, 12/01/2023	700,000	769,132
Series Y, 7.50%, 04/01/2024	200,000	219,750
Macy’s Retail Holdings LLC, 2.88%, 02/15/2023	700,000	707,875
Mattel, Inc., 3.15%, 03/15/2023	700,000	717,745
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/2024(a)	300,000	301,350
MDC Holdings, Inc., 5.50%, 01/15/2024	500,000	537,550
MGM Growth Properties Operating Partnership L.P./MGP Finance Co-Issuer, Inc., 5.63%, 05/01/2024	275,000	298,677
MGM Resorts International
7.75%, 03/15/2022	594,000	608,107
6.00%, 03/15/2023	536,000	566,268
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc., 7.88%, 10/01/2022(a)	500,000	497,983
Molina Healthcare, Inc., 5.38%, 11/15/2022	650,000	668,687
Navient Corp.
6.50%, 06/15/2022	651,000	670,530
5.50%, 01/25/2023	750,000	785,107
7.25%, 09/25/2023	598,000	651,820
6.13%, 03/25/2024	300,000	321,375
Netflix, Inc.
5.50%, 02/15/2022	500,000	507,500
5.75%, 03/01/2024	131,000	144,428
Newell Brands, Inc., 4.00%, 06/15/2022	600,000	607,641
Newmark Group, Inc., 6.13%, 11/15/2023	536,000	579,550
NGL Energy Partners L.P./NGL Energy Finance Corp., 7.50%, 11/01/2023	626,000	601,918
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.13%, 11/01/2022(a)(d)	500,000	650
NortonLifeLock, Inc., 3.95%, 06/15/2022	536,000	541,628
NuStar Logistics L.P., 4.75%, 02/01/2022	662,000	662,000
Occidental Petroleum Corp.
3.13%, 02/15/2022	548,000	548,081
2.70%, 08/15/2022(c)	500,000	507,590
2.70%, 02/15/2023(c)	484,000	490,021
6.95%, 07/01/2024	200,000	225,250
2.90%, 08/15/2024	200,000	203,990
OneMain Finance Corp.
6.13%, 05/15/2022	600,000	614,250
5.63%, 03/15/2023	500,000	526,485
8.25%, 10/01/2023	575,000	639,998
6.13%, 03/15/2024(c)	350,000	372,750

	Principal Amount	Value
United States-(continued)
Ovintiv Exploration, Inc., 5.63%, 07/01/2024	$200,000	$220,256
Owens-Brockway Glass Container, Inc., 5.88%, 08/15/2023(a)	500,000	526,875
PBF Logistics L.P./PBF Logistics Finance Corp., 6.88%, 05/15/2023	783,000	760,179
Peabody Energy Corp., 6.00%, 03/31/2022(a)	200,000	198,862
Pitney Bowes, Inc., 4.63%, 03/15/2024	250,000	263,723
Prime Security Services Borrower LLC/Prime Finance, Inc., 5.25%, 04/15/2024(a)	300,000	319,500
Pyxus Holdings, Inc., 10.00%, 08/24/2024(c)	510,625	449,120
QEP Resources, Inc., 5.38%, 10/01/2022	600,000	620,958
QVC, Inc.
4.38%, 03/15/2023	585,000	607,669
4.85%, 04/01/2024	250,000	268,425
Qwest Corp., 6.75%, 12/01/2021	600,000	602,697
Range Resources Corp.
5.00%, 08/15/2022	600,000	610,326
5.00%, 03/15/2023	500,000	514,590
Rayonier AM Products, Inc., 5.50%, 06/01/2024(a)	200,000	198,750
Realogy Group LLC/Realogy Co-Issuer Corp., 4.88%, 06/01/2023(a)	500,000	516,250
Revlon Consumer Products Corp., 6.25%, 08/01/2024	300,000	133,961
Royal Caribbean Cruises Ltd.
5.25%, 11/15/2022	700,000	718,375
10.88%, 06/01/2023(a)	600,000	672,000
9.13%, 06/15/2023(a)	600,000	652,218
Sealed Air Corp., 4.88%, 12/01/2022(a)	455,000	467,142
Sensata Technologies B.V., 4.88%, 10/15/2023(a)	484,000	513,188
Service Properties Trust
5.00%, 08/15/2022	602,000	605,762
4.50%, 06/15/2023(c)	539,000	550,454
4.65%, 03/15/2024	250,000	252,500
SM Energy Co., 5.00%, 01/15/2024	581,000	578,961
Spirit AeroSystems, Inc., 3.95%, 06/15/2023	501,000	508,816
Sprint Communications, Inc.
11.50%, 11/15/2021	600,000	602,910
6.00%, 11/15/2022	600,000	630,138
Sprint Corp.
7.88%, 09/15/2023	460,000	510,600
7.13%, 06/15/2024	200,000	226,250
SSL Robotics LLC, 9.75%, 12/31/2023(a)	500,000	540,625
Starwood Property Trust, Inc.
5.00%, 12/15/2021(c)	258,000	258,484
5.50%, 11/01/2023(a)	500,000	525,625
Stellantis N.V., 5.25%, 04/15/2023(c)	615,000	654,366
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.88%, 04/15/2023(a)	500,000	523,750
Tenet Healthcare Corp., 6.75%, 06/15/2023	565,000	608,081
TerraForm Power Operating LLC, 4.25%, 01/31/2023(a)	500,000	510,625

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2021

	Principal Amount	Value
United States-(continued)
T-Mobile USA, Inc., 4.00%, 04/15/2022(c)	$599,000	$607,236
TMX Finance LLC/TitleMax Finance Corp., 11.13%, 04/01/2023(a)	500,000	512,435
Toll Brothers Finance Corp.
5.88%, 02/15/2022	700,000	702,831
4.38%, 04/15/2023(c)	699,000	721,717
TPC Group, Inc., 10.50%, 08/01/2024(a)	300,000	273,473
Travel + Leisure Co.
4.25%, 03/01/2022	667,000	669,301
3.90%, 03/01/2023	620,000	641,080
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/2024	200,000	221,800
United Airlines Holdings, Inc.
4.25%, 10/01/2022	600,000	612,450
5.00%, 02/01/2024	526,000	547,040
W&T Offshore, Inc., 9.75%, 11/01/2023(a)(c)	600,000	585,732
Welbilt, Inc., 9.50%, 02/15/2024	600,000	616,588
Western Midstream Operating L.P., 4.00%, 07/01/2022	575,000	581,469
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 4.25%, 05/30/2023(a)	570,000	574,987
Xerox Corp.
4.07%, 03/17/2022	600,000	607,146
3.80%, 05/15/2024(c)	250,000	260,000
Yum! Brands, Inc., 3.88%, 11/01/2023(c)	581,000	607,871

		81,361,874

Uzbekistan-0.27%
Republic of Uzbekistan International Bond, 4.75%, 02/20/2024(a)	600,000	629,457

Zambia-0.48%
First Quantum Minerals Ltd.
7.25%, 04/01/2023(a)	500,000	508,625
6.50%, 03/01/2024(a)	250,000	254,063
Zambia Government International Bond, 5.38%, 09/20/2022(a)	500,000	377,250

		1,139,938

Total U.S. Dollar Denominated Bonds & Notes (Cost $232,273,159)		226,260,241

	Shares
Common Stocks & Other Equity Interests-0.23%
United States-0.23%
Bonanza Creek Energy, Inc.	5,979	335,661
PetroQuest Energy, Inc.(i)	28,971	12,313

Investment Abbreviations:
Pfd.-Preferred
PIK-Pay-in-Kind
Wts.-Warrants

	Shares	Value
United States-(continued)
Premier Brands Group Holdings LLC(i)(j)	3,222	$4,833
Premier Brands Group Holdings LLC, Wts., expiring 03/21/2024(i)(j)	10,096	1,767
TRU Taj LLC/TRU Taj Finance, Inc.(g)(i)	2,156	21,038
Unit Corp.(i)	5,174	176,433

Total Common Stocks & Other Equity Interests (Cost $641,855)		552,045

Preferred Stocks-0.10%
Guitar Center Holdings, Inc., Pfd., 0.00%(k)	2,000	235,000
Guitar Center Holdings, Inc., Pfd., 0.00%(k)	24	1,488

Total Preferred Stocks (Cost $623,350)		236,488

	Principal Amount
Variable Rate Senior Loan Interests-0.02%(l)(m)
Hornbeck Offshore Services, Inc., Second Lien Term Loan, 11.50%, 02/07/2025(g) (Cost $489,864)	$589,900	50,142

	Shares
Money Market Funds-4.40%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(n)(o) (Cost $10,387,579)	10,387,579	10,387,579

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.48% (Cost $244,415,807)		237,486,495

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-7.89%
Invesco Private Government Fund, 0.02%(n)(o)(p)	5,594,655	5,594,655
Invesco Private Prime Fund, 0.11%(n)(o)(p)	13,049,737	13,054,957

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $18,649,612)		18,649,612

TOTAL INVESTMENTS IN SECURITIES-108.37% (Cost $263,065,419)		256,136,107
OTHER ASSETS LESS LIABILITIES-(8.37)%		(19,773,477)

NET ASSETS-100.00%		$236,362,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco Global Short Term High Yield Bond ETF (PGHY)–(continued)

October 31, 2021

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $142,261,183, which represented 60.19% of the Fund’s Net Assets.

(b)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(c)	All or a portion of this security was out on loan at October 31, 2021.
(d)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at October 31, 2021 was $422,154, which represented less than 1% of the Fund’s Net Assets.

(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(f)	The borrower has filed for protection in federal bankruptcy court.
(g)	Security valued using significant unobservable inputs (Level 3). See Note 4.
(h)	Acquired as part of the Goodman Networks, Inc. reorganization.
(i)	Non-income producing security.
(j)	Acquired as part of the Nine West Holding, Inc. reorganization.
(k)	Acquired as part of the Guitar Center, Inc. reorganization.
(l)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(m)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(n)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$6,303,011	$96,917,569	$(92,833,001)	$-	$-	$10,387,579	$1,423

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,964,224	27,482,684	(23,852,253)	-	-	5,594,655	610	*

Invesco Private Prime Fund	2,946,336	48,794,109	(38,685,863)	(51)	426	13,054,957	8,060	*

Total	$11,213,571	$173,194,362	$(155,371,117)	$(51)	$426	$29,037,191	$10,093

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(o)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(p)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco International Corporate Bond ETF (PICB)

October 31, 2021

Schedule of Investments

	Principal
	Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes-98.69%(a)
Australia-1.38%
APT Pipelines Ltd., 3.50%, 03/22/2030(b)	GBP	200,000	$298,233
Australia & New Zealand Banking Group Ltd., 0.75%, 09/29/2026(b)	EUR	100,000	118,815
BHP Billiton Finance Ltd., Series 12, 4.30%, 09/25/2042	GBP	250,000	462,920
Glencore Finance (Europe) Ltd.
1.88%, 09/13/2023(b)	EUR	100,000	119,164
3.13%, 03/26/2026(b)	GBP	100,000	143,819
National Australia Bank Ltd.
1.25%, 05/18/2026(b)	EUR	100,000	121,167
1.38%, 08/30/2028(b)	EUR	100,000	123,216
NBN Co. Ltd., 1.00%, 12/03/2025(b)	AUD	350,000	249,981
Telstra Corp. Ltd., 2.50%, 09/15/2023	EUR	50,000	60,774

			1,698,089

Austria-0.10%
OMV AG, 1.00%, 12/14/2026(b)	EUR	100,000	120,238

Belgium-2.34%
Anheuser-Busch InBev S.A./N.V.
2.70%, 03/31/2026(b)	EUR	100,000	129,256
1.15%, 01/22/2027(b)	EUR	200,000	241,188
1.13%, 07/01/2027(b)	EUR	200,000	241,143
2.13%, 12/02/2027(b)	EUR	100,000	127,289
2.00%, 03/17/2028(b)	EUR	300,000	381,287
2.25%, 05/24/2029(b)(c)	GBP	200,000	282,961
1.50%, 04/18/2030(b)	EUR	100,000	122,874
1.65%, 03/28/2031(b)	EUR	100,000	124,339
2.88%, 04/02/2032(b)(c)	EUR	200,000	275,418
2.75%, 03/17/2036(b)	EUR	250,000	344,949
2.85%, 05/25/2037(b)(c)	GBP	250,000	370,293
3.70%, 04/02/2040(b)	EUR	150,000	234,327

			2,875,324

Canada-15.52%
Bank of Montreal
2.85%, 03/06/2024	CAD	550,000	456,420
2.28%, 07/29/2024	CAD	450,000	368,736
2.37%, 02/03/2025	CAD	400,000	328,100
1.55%, 05/28/2026	CAD	350,000	275,720
3.19%, 03/01/2028	CAD	700,000	600,834
Bank of Nova Scotia (The)
2.49%, 09/23/2024	CAD	450,000	370,741
2.16%, 02/03/2025	CAD	500,000	407,642
1.85%, 11/02/2026	CAD	600,000	476,219
2.62%, 12/02/2026	CAD	350,000	291,875
1.40%, 11/01/2027	CAD	450,000	344,538
3.10%, 02/02/2028	CAD	550,000	469,551
Bell Canada
2.70%, 02/27/2024	CAD	300,000	247,324
3.35%, 03/12/2025	CAD	400,000	336,635
3.80%, 08/21/2028	CAD	350,000	303,401
2.50%, 05/14/2030	CAD	250,000	196,937
3.00%, 03/17/2031	CAD	300,000	243,674
3.50%, 09/30/2050	CAD	350,000	259,258

	Principal
	Amount		Value
Canada-(continued)
Canadian Imperial Bank of Commerce 3.29%, 01/15/2024	CAD	350,000	$292,826
0.38%, 05/03/2024(b)	EUR	100,000	116,871
2.35%, 08/28/2024	CAD	400,000	328,103
2.00%, 04/17/2025	CAD	550,000	445,577
3.30%, 05/26/2025	CAD	450,000	384,029
1.10%, 01/19/2026	CAD	400,000	310,377
1.70%, 07/15/2026	CAD	300,000	237,231
Cenovus Energy, Inc., 3.50%, 02/07/2028	CAD	350,000	292,833
CU, Inc., 4.09%, 09/02/2044	CAD	300,000	271,586
Enbridge, Inc.
3.20%, 06/08/2027	CAD	350,000	291,777
2.99%, 10/03/2029	CAD	300,000	244,694
3.10%, 09/21/2033	CAD	300,000	237,270
Federation des Caisses Desjardins du Quebec
2.42%, 10/04/2024	CAD	300,000	246,435
1.09%, 01/21/2026	CAD	300,000	232,605
HSBC Bank Canada, 1.78%, 05/20/2026	CAD	350,000	278,341
National Bank of Canada
2.98%, 03/04/2024	CAD	300,000	249,750
2.55%, 07/12/2024	CAD	300,000	247,459
OMERS Finance Trust, 0.45%, 05/13/2025(b)	EUR	250,000	292,638
Ontario Teachers’ Finance Trust
0.10%, 05/19/2028(b)	EUR	200,000	228,289
0.90%, 05/20/2041(b)	EUR	100,000	117,067
Rogers Communications, Inc.
3.65%, 03/31/2027	CAD	450,000	379,747
3.25%, 05/01/2029	CAD	300,000	246,599
Royal Bank of Canada
2.35%, 07/02/2024	CAD	550,000	451,695
2.61%, 11/01/2024	CAD	650,000	537,336
1.94%, 05/01/2025	CAD	400,000	323,508
1.59%, 05/04/2026	CAD	400,000	315,914
2.33%, 01/28/2027	CAD	600,000	486,265
1.83%, 07/31/2028	CAD	300,000	233,719
Royal Office Finance L.P., Series A, 5.21%, 11/12/2032	CAD	379,973	368,015
Shaw Communications, Inc., 6.75%, 11/09/2039	CAD	400,000	423,370
Suncor Energy, Inc., 5.00%, 04/09/2030	CAD	400,000	371,268
TELUS Corp.
3.35%, 04/01/2024	CAD	350,000	292,466
Series CY, 3.30%, 05/02/2029	CAD	250,000	209,752
Thomson Reuters Corp., 2.24%, 05/14/2025	CAD	500,000	406,665
Toronto-Dominion Bank (The)
2.50%, 12/02/2024	CAD	450,000	370,955
1.94%, 03/13/2025	CAD	450,000	364,738
1.13%, 12/09/2025	CAD	500,000	389,771
1.89%, 03/08/2028	CAD	400,000	314,723
1.90%, 09/11/2028(b)	CAD	400,000	312,476

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2021

	Principal
	Amount		Value
Canada-(continued)
TransCanada PipeLines Ltd.
3.80%, 04/05/2027	CAD	550,000	$471,656
4.18%, 07/03/2048(b)	CAD	300,000	243,450
4.34%, 10/15/2049	CAD	300,000	249,645

			19,087,096

China-0.09%
Prosus N.V., 1.29%, 07/13/2029(b)	EUR	100,000	113,331

Denmark-0.80%
Danske Bank A/S
0.88%, 05/22/2023(b)	EUR	161,000	189,107
0.63%, 05/26/2025(b)	EUR	100,000	117,585
Orsted A/S
4.88%, 01/12/2032(b)	GBP	200,000	353,020
5.75%, 04/09/2040(b)	GBP	150,000	328,596

			988,308

Finland-0.48%
Nordea Bank Abp
0.50%, 05/14/2027(b)	EUR	100,000	117,453
1.13%, 09/27/2027(b)	EUR	200,000	243,266
OP Corporate Bank PLC
0.50%, 08/12/2025(b)	EUR	100,000	117,649
0.10%, 11/16/2027(b)	EUR	100,000	114,071

			592,439

France-18.48%
Action Logement Services
0.38%, 10/05/2031(b)	EUR	100,000	114,113
0.50%, 10/30/2034(b)	EUR	100,000	113,082
Aeroports de Paris
2.13%, 10/02/2026(b)	EUR	100,000	126,109
2.75%, 04/02/2030(b)	EUR	200,000	269,070
Air Liquide Finance S.A., 1.25%, 06/13/2028(b)	EUR	100,000	123,632
Airbus SE
1.38%, 06/09/2026(b)	EUR	100,000	121,232
1.63%, 06/09/2030(b)	EUR	200,000	248,303
2.38%, 04/07/2032(b)	EUR	100,000	131,642
2.38%, 06/09/2040(b)	EUR	100,000	132,573
Autoroutes du Sud de la France S.A.
1.25%, 01/18/2027(b)	EUR	100,000	122,320
1.38%, 01/22/2030(b)	EUR	100,000	125,286
1.38%, 02/21/2031(b)	EUR	100,000	125,112
Banque Federative du Credit Mutuel S.A.
3.00%, 05/21/2024(b)	EUR	100,000	124,318
1.25%, 01/14/2025(b)	EUR	100,000	120,263
0.75%, 07/17/2025(b)	EUR	100,000	118,393
3.00%, 09/11/2025(b)	EUR	100,000	126,997
1.63%, 01/19/2026(b)	EUR	100,000	122,728
2.38%, 03/24/2026(b)	EUR	100,000	124,607
0.01%, 05/11/2026(b)	EUR	200,000	228,907
0.75%, 06/08/2026(b)	EUR	200,000	236,758
1.00%, 07/16/2026(b)	GBP	100,000	133,831
1.25%, 05/26/2027(b)	EUR	100,000	121,554
0.25%, 07/19/2028(b)	EUR	100,000	112,443
0.63%, 11/03/2028(b)	EUR	200,000	230,112
1.75%, 03/15/2029(b)	EUR	100,000	124,141
1.88%, 06/18/2029(b)	EUR	100,000	122,885
0.75%, 01/17/2030(b)	EUR	100,000	115,279

	Principal
	Amount		Value
France-(continued)
1.25%, 06/03/2030(b)	EUR	100,000	$119,676
0.63%, 02/21/2031(b)	EUR	200,000	226,469
BNP Paribas S.A.
2.38%, 02/17/2025(b)	EUR	200,000	246,726
1.50%, 11/17/2025(b)	EUR	100,000	121,341
3.38%, 01/23/2026(b)	GBP	300,000	438,893
1.63%, 02/23/2026(b)	EUR	100,000	123,265
1.13%, 06/11/2026(b)	EUR	100,000	119,397
0.13%, 09/04/2026(b)	EUR	100,000	114,313
2.25%, 01/11/2027(b)	EUR	100,000	124,680
1.88%, 12/14/2027(b)	GBP	200,000	273,868
1.50%, 05/23/2028(b)	EUR	100,000	122,707
1.50%, 05/25/2028(b)	EUR	100,000	124,736
1.38%, 05/28/2029(b)	EUR	200,000	242,237
1.63%, 07/02/2031(b)	EUR	100,000	118,990
1.25%, 07/13/2031(b)	GBP	300,000	380,823
0.63%, 12/03/2032(b)	EUR	200,000	221,330
2.00%, 09/13/2036(b)	GBP	200,000	262,809
Bouygues S.A., 1.13%, 07/24/2028(b)	EUR	100,000	121,790
BPCE S.A.
4.63%, 07/18/2023(b)	EUR	100,000	124,752
0.88%, 01/31/2024(b)	EUR	100,000	118,127
0.63%, 09/26/2024(b)	EUR	100,000	117,569
1.00%, 04/01/2025(b)	EUR	100,000	118,720
0.63%, 04/28/2025(b)	EUR	200,000	235,420
0.25%, 01/15/2026(b)	EUR	200,000	231,705
0.50%, 02/24/2027(b)	EUR	100,000	115,424
1.00%, 10/05/2028(b)	EUR	100,000	120,258
5.25%, 04/16/2029(b)	GBP	200,000	329,680
0.25%, 01/14/2031(b)	EUR	100,000	110,873
0.75%, 03/03/2031(b)	EUR	100,000	114,307
Capgemini SE
2.00%, 04/15/2029(b)	EUR	100,000	128,156
2.38%, 04/15/2032(b)	EUR	100,000	133,799
Carrefour S.A., 2.63%, 12/15/2027(b)	EUR	100,000	130,144
Cie de Saint-Gobain, 1.88%, 03/15/2031(b)	EUR	100,000	128,907
Cie Generale des Etablissements Michelin S.C.A., 1.75%, 09/03/2030(b)	EUR	100,000	128,913
Coentreprise de Transport d’Electricite S.A.
1.50%, 07/29/2028(b)	EUR	100,000	123,079
2.13%, 07/29/2032(b)	EUR	100,000	130,782
Credit Agricole Assurances S.A., 2.00%, 07/17/2030(b)	EUR	200,000	239,323
Credit Agricole S.A.
0.50%, 06/24/2024(b)	EUR	100,000	117,380
1.38%, 03/13/2025(b)	EUR	200,000	240,514
0.38%, 10/21/2025(b)	EUR	200,000	232,693
3.13%, 02/05/2026(b)	EUR	100,000	131,236
1.25%, 04/14/2026(b)	EUR	200,000	242,688
1.88%, 12/20/2026(b)	EUR	200,000	248,232
1.38%, 05/03/2027(b)	EUR	200,000	244,916
0.13%, 12/09/2027	EUR	100,000	112,545
0.38%, 04/20/2028(b)	EUR	100,000	113,452
1.75%, 03/05/2029(b)	EUR	200,000	248,285
1.00%, 07/03/2029(b)	EUR	100,000	120,389
0.88%, 01/14/2032(b)	EUR	200,000	230,781
Danone S.A., 1.21%, 11/03/2028(b)	EUR	200,000	246,699

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2021

	Principal
	Amount		Value
France-(continued)
Dassault Systemes SE, 0.38%, 09/16/2029(b)	EUR	100,000	$115,941
ELO SACA, 2.88%, 01/29/2026(b)	EUR	200,000	250,895
ENGIE S.A.
1.38%, 03/27/2025(b)	EUR	200,000	241,020
2.38%, 05/19/2026(b)	EUR	100,000	127,786
7.00%, 10/30/2028	GBP	200,000	368,125
5.00%, 10/01/2060(b)	GBP	250,000	575,568
EssilorLuxottica S.A.
0.38%, 11/27/2027(b)	EUR	200,000	233,668
0.50%, 06/05/2028(b)	EUR	100,000	117,685
0.75%, 11/27/2031(b)	EUR	100,000	118,483
HSBC Continental Europe S.A., 0.10%, 09/03/2027(b)	EUR	100,000	113,873
LVMH Moet Hennessy Louis Vuitton SE
0.13%, 02/11/2028(b)	EUR	200,000	231,021
0.38%, 02/11/2031(b)	EUR	200,000	231,390
Orange S.A.
1.38%, 03/20/2028(b)	EUR	100,000	123,060
8.13%, 11/20/2028(b)	GBP	150,000	292,606
2.00%, 01/15/2029(b)	EUR	100,000	128,508
1.38%, 01/16/2030(b)	EUR	100,000	123,759
1.88%, 09/12/2030(b)	EUR	100,000	128,599
3.25%, 01/15/2032(b)	GBP	200,000	304,538
0.50%, 09/04/2032(b)	EUR	100,000	112,718
8.13%, 01/28/2033	EUR	150,000	308,712
5.63%, 01/23/2034	GBP	150,000	284,535
5.38%, 11/22/2050(b)	GBP	150,000	339,007
Pernod Ricard S.A., 1.75%, 04/08/2030(b)	EUR	200,000	255,797
RTE Reseau de Transport d’Electricite SADIR, 1.63%, 11/27/2025(b)	EUR	100,000	122,490
Sanofi
0.50%, 01/13/2027(b)	EUR	100,000	118,119
1.50%, 04/01/2030(b)	EUR	100,000	126,521
Series 12FX, 1.38%, 03/21/2030(b)	EUR	200,000	250,434
Series 20FX, 1.88%, 03/21/2038(b)	EUR	100,000	138,837
Societe Generale S.A.
1.25%, 02/15/2024(b)	EUR	200,000	238,233
1.13%, 01/23/2025(b)	EUR	200,000	238,358
2.63%, 02/27/2025(b)	EUR	100,000	124,131
0.13%, 02/24/2026(b)	EUR	100,000	115,249
0.75%, 01/25/2027(b)	EUR	200,000	232,857
0.25%, 07/08/2027(b)	EUR	100,000	114,567
0.13%, 02/18/2028(b)	EUR	100,000	113,119
2.13%, 09/27/2028(b)	EUR	100,000	125,486
1.75%, 03/22/2029(b)	EUR	100,000	122,696
1.25%, 06/12/2030(b)	EUR	100,000	117,945
TotalEnergies Capital Canada Ltd., 2.13%, 09/18/2029(b)	EUR	200,000	259,436
TotalEnergies Capital International S.A.
2.50%, 03/25/2026(b)	EUR	100,000	128,310
1.49%, 04/08/2027(b)	EUR	200,000	246,033
0.75%, 07/12/2028(b)	EUR	200,000	236,737
1.38%, 10/04/2029(b)	EUR	100,000	123,675
1.99%, 04/08/2032(b)	EUR	100,000	130,763
UNEDIC ASSEO, 0.10%, 05/25/2034(b)	EUR	300,000	330,877
Unibail-Rodamco-Westfield SE, 0.63%, 05/04/2027(b)	EUR	100,000	116,089

	Principal
	Amount		Value
France-(continued)
Veolia Environnement S.A., 6.13%, 10/29/2037	GBP	200,000	$421,913
Vinci S.A., 1.75%, 09/26/2030(b)	EUR	100,000	129,394
Westfield America Management Ltd., 2.63%, 03/30/2029(b)	GBP	250,000	346,479

			22,725,530

Germany-12.80%
Allianz Finance II B.V., Series 62, 4.50%, 03/13/2043(b)(c)	GBP	200,000	415,479
Aroundtown S.A., 3.00%, 10/16/2029(b)	GBP	130,000	186,996
BASF SE
0.25%, 06/05/2027(b)	EUR	100,000	116,759
0.88%, 11/15/2027(b)	EUR	100,000	120,554
Bayer AG
0.38%, 07/06/2024(b)	EUR	200,000	233,616
0.05%, 01/12/2025(b)	EUR	100,000	115,372
0.75%, 01/06/2027(b)	EUR	200,000	234,627
0.38%, 01/12/2029(b)	EUR	100,000	113,062
1.13%, 01/06/2030(b)	EUR	100,000	118,282
1.38%, 07/06/2032(b)	EUR	100,000	118,165
Bayer Capital Corp. B.V.
1.50%, 06/26/2026(b)	EUR	200,000	242,812
2.13%, 12/15/2029(b)	EUR	200,000	255,121
BMW Finance N.V., 1.50%, 02/06/2029(b)(c)	EUR	200,000	251,298
Commerzbank AG
0.50%, 09/13/2023(b)	EUR	100,000	116,930
0.63%, 08/28/2024(b)	EUR	100,000	117,544
1.00%, 03/04/2026(b)	EUR	100,000	119,075
0.50%, 12/04/2026(b)	EUR	100,000	116,249
Daimler AG
1.50%, 03/09/2026(b)	EUR	100,000	122,471
0.38%, 11/08/2026(b)	EUR	100,000	116,789
1.00%, 11/15/2027(b)	EUR	100,000	120,400
1.38%, 05/11/2028(b)	EUR	100,000	123,268
1.50%, 07/03/2029(b)	EUR	200,000	249,672
0.75%, 09/10/2030(b)	EUR	100,000	118,217
1.13%, 11/06/2031(b)	EUR	100,000	120,542
0.75%, 03/11/2033(b)	EUR	100,000	115,897
2.13%, 07/03/2037(b)	EUR	150,000	202,073
Daimler International Finance B.V. 0.85%, 02/28/2025(b)	EUR	100,000	118,827
2.63%, 04/07/2025(b)	EUR	150,000	188,827
1.00%, 11/11/2025(b)	EUR	115,000	137,770
1.38%, 06/26/2026(b)	EUR	100,000	122,420
2.00%, 08/22/2026(b)	EUR	100,000	125,725
0.63%, 05/06/2027(b)	EUR	125,000	147,508
Deutsche Bahn Finance GmbH
1.00%, 12/17/2027	EUR	100,000	121,579
1.13%, 12/18/2028(b)	EUR	100,000	123,115
0.63%, 04/15/2036(b)	EUR	200,000	225,390
0.63%, 12/08/2050(b)	EUR	100,000	104,238
1.13%, 05/29/2051(b)	EUR	100,000	118,580
Deutsche Bank AG
3.88%, 02/12/2024(b)	GBP	200,000	287,489
2.63%, 12/16/2024(b)	GBP	200,000	280,643
1.63%, 01/20/2027(b)	EUR	100,000	120,657

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2021

	Principal
	Amount		Value
Germany-(continued)
Deutsche Telekom AG
0.50%, 07/05/2027(b)	EUR	100,000	$117,166
1.75%, 03/25/2031(b)	EUR	100,000	127,791
Deutsche Telekom International Finance B.V.
1.38%, 12/01/2025(b)	EUR	100,000	121,579
1.38%, 01/30/2027(b)	EUR	100,000	122,451
1.50%, 04/03/2028(b)	EUR	157,000	194,492
2.00%, 12/01/2029(b)	EUR	100,000	129,442
E.ON International Finance B.V.
1.50%, 07/31/2029(b)	EUR	100,000	123,988
6.25%, 06/03/2030(b)	GBP	200,000	364,503
6.38%, 06/07/2032	GBP	250,000	478,717
4.75%, 01/31/2034(b)	GBP	200,000	347,224
5.88%, 10/30/2037(b)	GBP	250,000	503,857
6.75%, 01/27/2039(b)(c)	GBP	200,000	442,571
6.13%, 07/06/2039(b)	GBP	250,000	527,425
E.ON SE, 0.38%, 09/29/2027(b)	EUR	100,000	116,180
Grand City Properties S.A., 0.13%, 01/11/2028(b)	EUR	100,000	110,380
HeidelbergCement AG, 1.50%, 02/07/2025(b)	EUR	100,000	120,435
HeidelbergCement Finance (Luxembourg) S.A., 1.63%, 04/07/2026(b)	EUR	100,000	121,924
Landesbank Baden-Wuerttemberg, 0.38%, 02/18/2027(b)	EUR	100,000	116,152
SAP SE
1.75%, 02/22/2027(b)	EUR	100,000	125,459
1.25%, 03/10/2028(b)	EUR	100,000	123,033
1.63%, 03/10/2031(b)	EUR	100,000	127,471
Siemens Financieringsmaatschappij N.V.
0.38%, 06/05/2026(b)	EUR	100,000	117,362
2.88%, 03/10/2028(b)	EUR	100,000	135,529
0.25%, 02/20/2029(b)	EUR	100,000	115,235
0.13%, 09/05/2029(b)	EUR	100,000	114,460
1.38%, 09/06/2030(b)	EUR	100,000	125,426
0.50%, 09/05/2034(b)	EUR	100,000	114,848
3.75%, 09/10/2042(b)(c)	GBP	200,000	377,526
Traton Finance Luxembourg S.A.
0.13%, 03/24/2025(b)	EUR	100,000	114,864
0.75%, 03/24/2029(b)	EUR	200,000	228,651
Volkswagen Financial Services AG
1.50%, 10/01/2024(b)	EUR	100,000	120,196
0.13%, 02/12/2027(b)	EUR	100,000	112,875
Volkswagen International Finance N.V.
1.13%, 10/02/2023(b)	EUR	100,000	118,356
0.88%, 09/22/2028(b)	EUR	100,000	118,505
1.63%, 01/16/2030(b)	EUR	175,000	216,262
3.25%, 11/18/2030(b)	EUR	100,000	138,572
4.13%, 11/16/2038(b)	EUR	100,000	162,121
Series 10Y, 1.88%, 03/30/2027(b)	EUR	300,000	373,478
Volkswagen Leasing GmbH
2.63%, 01/15/2024(b)	EUR	100,000	122,400
1.13%, 04/04/2024(b)	EUR	100,000	118,614
1.38%, 01/20/2025(b)	EUR	100,000	119,808
0.38%, 07/20/2026(b)	EUR	100,000	115,128
Vonovia Finance B.V., 1.25%, 12/06/2024(b)	EUR	100,000	119,787

	Principal
	Amount		Value
Germany-(continued)
Vonovia SE
0.38%, 06/16/2027(b)	EUR	100,000	$114,296
0.25%, 09/01/2028(b)	EUR	200,000	224,114
0.63%, 12/14/2029(b)	EUR	100,000	113,515
0.75%, 09/01/2032(b)	EUR	100,000	111,141
1.00%, 06/16/2033(b)	EUR	100,000	113,033
Wintershall Dea Finance B.V.
0.45%, 09/25/2023(b)	EUR	100,000	116,571
0.84%, 09/25/2025(b)	EUR	200,000	235,049
1.33%, 09/25/2028(b)	EUR	100,000	118,961
1.82%, 09/25/2031(b)	EUR	100,000	121,259

			15,734,220

Ireland-0.20%
Ryanair DAC, 0.88%, 05/25/2026(b)	EUR	100,000	116,096
Smurfit Kappa Acquisitions ULC, 2.88%, 01/15/2026(b)	EUR	100,000	126,972

			243,068

Italy-4.39%
Assicurazioni Generali S.p.A., 4.13%, 05/04/2026(b)	EUR	100,000	132,852
Enel Finance International N.V.
1.00%, 09/16/2024(b)	EUR	100,000	119,002
1.50%, 07/21/2025(b)	EUR	100,000	121,396
1.38%, 06/01/2026(b)	EUR	50,000	60,769
1.13%, 09/16/2026(b)	EUR	150,000	180,577
0.38%, 06/17/2027(b)	EUR	100,000	115,625
1.00%, 10/20/2027(b)	GBP	125,000	165,630
0.38%, 05/28/2029(b)	EUR	100,000	113,652
0.50%, 06/17/2030(b)	EUR	120,000	136,719
0.88%, 09/28/2034(b)	EUR	120,000	135,877
0.88%, 06/17/2036(b)	EUR	100,000	112,453
5.75%, 09/14/2040(b)	GBP	350,000	725,987
Enel S.p.A., 5.75%, 06/22/2037(b)	GBP	180,000	358,284
Eni S.p.A.
3.75%, 09/12/2025(b)	EUR	100,000	132,361
1.50%, 02/02/2026(b)	EUR	150,000	183,408
1.25%, 05/18/2026(b)	EUR	100,000	120,797
0.38%, 06/14/2028(b)	EUR	100,000	114,704
3.63%, 01/29/2029(b)	EUR	100,000	140,970
0.63%, 01/23/2030(b)	EUR	100,000	114,882
2.00%, 05/18/2031(b)	EUR	50,000	64,160
Intesa Sanpaolo S.p.A.
1.38%, 01/18/2024(b)	EUR	100,000	119,303
1.00%, 07/04/2024(b)	EUR	150,000	177,637
2.13%, 05/26/2025(b)	EUR	125,000	153,666
0.63%, 02/24/2026(b)	EUR	250,000	287,477
1.00%, 11/19/2026(b)	EUR	100,000	117,863
0.75%, 03/16/2028(b)	EUR	100,000	115,418
1.75%, 03/20/2028(b)	EUR	50,000	61,089
1.75%, 07/04/2029(b)	EUR	100,000	122,510
Snam S.p.A., 0.88%, 10/25/2026(b)	EUR	100,000	118,773
Terna Rete Elettrica Nazionale S.p.A., 1.38%, 07/26/2027(b)	EUR	100,000	121,998
UniCredit S.p.A.
1.00%, 01/18/2023(b)	EUR	250,000	293,111
0.50%, 04/09/2025(b)	EUR	100,000	116,407

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2021

	Principal Amount		Value
Italy-(continued)
2.13%, 10/24/2026(b)	EUR	100,000	$124,322
0.85%, 01/19/2031(b)	EUR	100,000	112,179

			5,391,858

Japan-2.64%
Mizuho Financial Group, Inc., 0.69%, 10/07/2030(b)	EUR	100,000	114,156
NTT Finance Corp.
0.01%, 03/03/2025(b)	EUR	100,000	115,529
0.34%, 03/03/2030(b)	EUR	200,000	228,055
Series 16, 0.18%, 12/19/2025	JPY	100,000,000	879,863
Series 18, 0.38%, 09/20/2030	JPY	100,000,000	887,655
Sumitomo Mitsui Financial Group, Inc.
1.55%, 06/15/2026(b)	EUR	200,000	244,054
0.63%, 10/23/2029(b)	EUR	125,000	143,105
Takeda Pharmaceutical Co. Ltd.
2.25%, 11/21/2026(b)	EUR	200,000	252,684
3.00%, 11/21/2030(b)	EUR	100,000	136,801
1.38%, 07/09/2032	EUR	100,000	119,770
2.00%, 07/09/2040	EUR	100,000	127,556

			3,249,228

Luxembourg-0.10%
Logicor Financing S.a.r.l., 1.63%, 07/15/2027(b)	EUR	100,000	120,293

Netherlands-4.59%
ABN AMRO Bank N.V.
1.25%, 05/28/2025(b)	EUR	200,000	239,965
0.60%, 01/15/2027(b)	EUR	100,000	116,519
0.50%, 09/23/2029(b)	EUR	100,000	113,496
1.00%, 06/02/2033(b)	EUR	100,000	114,999
ASML Holding N.V., 1.38%, 07/07/2026(b)	EUR	100,000	122,336
Cooperatieve Rabobank U.A.
1.63%, 01/20/2022	NOK	1,000,000	118,412
1.25%, 03/23/2026(b)	EUR	150,000	182,645
1.38%, 02/03/2027(b)	EUR	100,000	123,255
5.25%, 09/14/2027(b)(c)	GBP	150,000	240,496
4.63%, 05/23/2029(b)	GBP	200,000	318,648
1.13%, 05/07/2031(b)	EUR	200,000	242,530
Heineken N.V., 1.00%, 05/04/2026(b)	EUR	100,000	120,001
ING Groep N.V.
1.00%, 09/20/2023(b)		0	-
1.13%, 02/14/2025(b)	EUR	100,000	119,379
2.13%, 01/10/2026(b)	EUR	100,000	124,769
3.00%, 02/18/2026(b)	GBP	300,000	434,915
1.38%, 01/11/2028(b)	EUR	100,000	121,379
2.00%, 09/20/2028(b)	EUR	200,000	252,798
2.50%, 11/15/2030(b)	EUR	100,000	134,613
Koninklijke KPN N.V., 5.75%, 09/17/2029(b)	GBP	250,000	417,369
LeasePlan Corp. N.V.
0.25%, 02/23/2026(b)	EUR	100,000	114,529
0.25%, 09/07/2026(b)	EUR	100,000	113,992
Shell International Finance B.V.
1.88%, 09/15/2025(b)	EUR	100,000	123,822
2.50%, 03/24/2026	EUR	100,000	128,313
1.63%, 01/20/2027(b)	EUR	150,000	186,609
0.13%, 11/08/2027(b)	EUR	100,000	114,538

	Principal Amount		Value
Netherlands-(continued)
1.50%, 04/07/2028(b)	EUR	100,000	$124,032
1.25%, 05/12/2028(b)	EUR	100,000	122,074
0.75%, 08/15/2028(b)	EUR	150,000	177,033
1.00%, 12/10/2030(b)	GBP	150,000	192,243
0.50%, 11/08/2031(b)	EUR	100,000	112,513
1.88%, 04/07/2032(b)	EUR	100,000	127,661
1.25%, 11/11/2032(b)	EUR	100,000	120,369
0.88%, 11/08/2039(b)	EUR	100,000	108,817
1.75%, 09/10/2052(b)	GBP	100,000	121,069

			5,646,138

Norway-0.96%
Equinor ASA
1.25%, 02/17/2027(b)	EUR	150,000	182,583
6.88%, 03/11/2031(b)	GBP	200,000	395,331
1.38%, 05/22/2032(b)	EUR	100,000	123,075
1.63%, 02/17/2035(b)	EUR	100,000	125,703
Telenor ASA
0.75%, 05/31/2026(b)	EUR	200,000	237,232
1.13%, 05/31/2029(b)	EUR	100,000	121,473

			1,185,397

Singapore-0.17%
Temasek Financial I Ltd., 5.13%, 07/26/2040(b)	GBP	100,000	214,048

Spain-5.00%
Abertis Infraestructuras S.A.
2.38%, 09/27/2027(b)	EUR	100,000	126,059
3.00%, 03/27/2031(b)	EUR	100,000	133,051
Banco Bilbao Vizcaya Argentaria S.A.
1.13%, 02/28/2024(b)	EUR	100,000	118,782
0.38%, 10/02/2024(b)	EUR	100,000	116,696
1.38%, 05/14/2025(b)	EUR	100,000	120,353
1.00%, 06/21/2026(b)	EUR	100,000	119,140
0.38%, 11/15/2026(b)	EUR	100,000	116,080
0.50%, 01/14/2027(b)	EUR	200,000	230,094
3.50%, 02/10/2027(b)	EUR	100,000	131,009
Banco de Sabadell S.A., 0.88%, 07/22/2025(b)	EUR	200,000	234,556
Banco Santander S.A.
1.13%, 01/17/2025(b)	EUR	100,000	118,998
2.50%, 03/18/2025(b)	EUR	200,000	247,142
1.38%, 01/05/2026(b)	EUR	100,000	120,346
3.25%, 04/04/2026(b)	EUR	200,000	256,222
1.50%, 04/14/2026(b)	GBP	200,000	270,518
0.30%, 10/04/2026(b)	EUR	100,000	115,636
3.13%, 01/19/2027(b)	EUR	100,000	128,545
0.50%, 02/04/2027(b)	EUR	100,000	115,130
1.75%, 02/17/2027(b)	GBP	100,000	136,070
1.13%, 06/23/2027(b)	EUR	100,000	119,011
2.13%, 02/08/2028(b)	EUR	100,000	122,660
0.20%, 02/11/2028(b)	EUR	100,000	113,393
1.63%, 10/22/2030(b)	EUR	100,000	116,896
CaixaBank S.A.
1.75%, 10/24/2023(b)	EUR	100,000	119,758
2.38%, 02/01/2024(b)	EUR	100,000	121,678
1.13%, 05/17/2024(b)	EUR	100,000	118,982
0.63%, 10/01/2024(b)	EUR	100,000	117,083
0.38%, 02/03/2025(b)	EUR	100,000	116,494

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2021

	Principal Amount		Value
Spain-(continued)
1.13%, 03/27/2026(b)	EUR	100,000	$119,687
1.38%, 06/19/2026(b)	EUR	100,000	119,750
Iberdrola International, B.V., 1.13%, 04/21/2026(b)	EUR	100,000	121,094
Mapfre S.A., 1.63%, 05/19/2026(b)	EUR	100,000	123,936
Naturgy Finance B.V., 1.38%, 01/19/2027(b)	EUR	200,000	243,767
Santander Consumer Finance S.A.
0.38%, 06/27/2024(b)	EUR	100,000	116,764
0.38%, 01/17/2025(b)	EUR	100,000	116,542
Telefonica Emisiones S.A.
5.38%, 02/02/2026(b)	GBP	200,000	316,968
1.45%, 01/22/2027(b)	EUR	100,000	121,915
1.20%, 08/21/2027(b)	EUR	200,000	241,817
1.72%, 01/12/2028(b)	EUR	200,000	249,276
1.79%, 03/12/2029(b)	EUR	100,000	125,881
0.66%, 02/03/2030(b)	EUR	100,000	115,825

			6,153,604

Sweden-1.27%
Heimstaden Bostad Treasury B.V., 0.25%, 10/13/2024(b)	EUR	125,000	144,666
Skandinaviska Enskilda Banken AB
0.38%, 02/11/2027(b)	EUR	200,000	231,146
0.63%, 11/12/2029(b)	EUR	200,000	232,291
Svenska Handelsbanken AB, 0.50%, 02/18/2030(b)	EUR	100,000	114,397
Swedbank AB, 0.75%, 05/05/2025(b)	EUR	100,000	118,480
Telia Co. AB, 3.63%, 11/08/2023(b)	SEK	2,000,000	247,282
Vattenfall AB, 6.88%, 04/15/2039(b)	GBP	200,000	471,483

			1,559,745

Switzerland-2.80%
Credit Suisse AG
1.13%, 12/15/2025(b)	GBP	200,000	268,459
0.25%, 01/05/2026(b)	EUR	125,000	143,858
1.50%, 04/10/2026(b)	EUR	150,000	182,018
0.25%, 09/01/2028(b)	EUR	120,000	134,093
Credit Suisse Group AG
1.00%, 04/14/2023(b)	CHF	250,000	277,792
2.75%, 08/08/2025(b)	GBP	150,000	212,383
0.65%, 09/10/2029(b)	EUR	100,000	112,356
0.63%, 01/18/2033(b)	EUR	148,000	157,967
Holcim Finance (Luxembourg) S.A.
2.25%, 05/26/2028(b)	EUR	100,000	127,853
0.50%, 09/03/2030(b)	EUR	100,000	110,924
Nestle Finance International Ltd.
1.50%, 04/01/2030(b)	EUR	100,000	126,379
0.38%, 05/12/2032(b)	EUR	200,000	226,207
Richemont International Holding S.A.
1.00%, 03/26/2026(b)	EUR	150,000	179,907
1.50%, 03/26/2030(b)	EUR	200,000	250,218
2.00%, 03/26/2038(b)	EUR	100,000	133,420
UBS AG
0.01%, 03/31/2026(b)	EUR	200,000	229,194
0.50%, 03/31/2031(b)	EUR	200,000	227,737

	Principal Amount		Value
Switzerland-(continued)
UBS Group AG
1.50%, 11/30/2024(b)	EUR	100,000	$119,447
0.25%, 02/24/2028(b)	EUR	200,000	226,467

			3,446,679

United Kingdom-22.45%
ABP Finance PLC, 6.25%, 12/14/2026(b)	GBP	200,000	329,621
Annington Funding PLC
2.65%, 07/12/2025(b)	GBP	200,000	283,933
3.18%, 07/12/2029(b)	GBP	150,000	219,364
3.69%, 07/12/2034(b)	GBP	200,000	309,291
3.94%, 07/12/2047(b)	GBP	100,000	169,824
Barclays PLC
1.50%, 04/01/2022(b)	EUR	75,000	87,493
3.13%, 01/17/2024(b)	GBP	350,000	495,642
3.00%, 05/08/2026(b)	GBP	200,000	286,875
3.25%, 02/12/2027(b)	GBP	350,000	507,879
BAT International Finance PLC
7.25%, 03/12/2024	GBP	100,000	154,955
4.00%, 09/04/2026(b)	GBP	150,000	223,253
2.25%, 06/26/2028(b)	GBP	100,000	134,384
2.25%, 01/16/2030(b)	EUR	200,000	241,629
6.00%, 11/24/2034(b)	GBP	150,000	259,719
2.25%, 09/09/2052(b)	GBP	200,000	202,099
BG Energy Capital PLC, 5.00%, 11/04/2036(b)	GBP	150,000	280,558
Blend Funding PLC, 3.46%, 09/21/2047(b)	GBP	100,000	174,594
BP Capital Markets PLC
2.97%, 02/27/2026(b)	EUR	100,000	129,893
1.57%, 02/16/2027(b)	EUR	200,000	245,683
2.52%, 04/07/2028(b)	EUR	100,000	130,114
1.23%, 05/08/2031(b)	EUR	100,000	119,418
2.82%, 04/07/2032(b)	EUR	100,000	136,749
British Telecommunications PLC
1.00%, 11/21/2024(b)	EUR	100,000	117,930
1.75%, 03/10/2026(b)	EUR	200,000	241,707
1.50%, 06/23/2027(b)	EUR	100,000	119,246
5.75%, 12/07/2028(b)	GBP	150,000	249,833
3.13%, 11/21/2031(b)	GBP	200,000	282,932
6.38%, 06/23/2037(b)	GBP	100,000	191,495
Cadent Finance PLC
2.13%, 09/22/2028(b)(c)	GBP	250,000	347,189
2.63%, 09/22/2038(b)	GBP	200,000	281,826
2.75%, 09/22/2046(b)	GBP	200,000	286,328
CCEP Finance Ireland DAC, 0.88%, 05/06/2033(b)	EUR	100,000	113,837
Centrica PLC
4.38%, 03/13/2029(b)	GBP	150,000	238,306
7.00%, 09/19/2033(b)	GBP	177,000	358,551
4.25%, 09/12/2044(b)	GBP	150,000	262,931
CK Hutchison Finance (16) (II) Ltd., 0.88%, 10/03/2024(b)	EUR	100,000	118,022
CK Hutchison Finance (16) Ltd., Series A, 1.25%, 04/06/2023(b)	EUR	200,000	235,681
Clarion Funding PLC, 3.13%, 04/19/2048(b)	GBP	130,000	218,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2021

	Principal Amount		Value
United Kingdom-(continued)
Community Finance Co. 1 PLC, 5.02%, 07/31/2034	GBP	150,000	$266,888
Connect Plus (M25) Issuer PLC, 2.61%, 03/31/2039(b)	GBP	276,300	411,786
Diageo Finance PLC, 2.50%, 03/27/2032(b)	EUR	100,000	136,185
easyJet FinCo B.V., 1.88%, 03/03/2028(b)	EUR	200,000	234,802
GlaxoSmithKline Capital PLC
1.25%, 05/21/2026(b)	EUR	100,000	121,532
3.38%, 12/20/2027(b)	GBP	150,000	228,366
1.25%, 10/12/2028(b)	GBP	200,000	269,146
5.25%, 12/19/2033	GBP	300,000	563,612
1.63%, 05/12/2035(b)(c)	GBP	200,000	262,515
6.38%, 03/09/2039(c)	GBP	200,000	451,527
5.25%, 04/10/2042(b)	GBP	225,000	477,795
4.25%, 12/18/2045(b)(c)	GBP	250,000	493,005
Heathrow Funding Ltd.
7.13%, 02/14/2024(b)	GBP	200,000	306,400
6.75%, 12/03/2026(b)	GBP	200,000	336,323
6.45%, 12/10/2031(b)	GBP	250,000	463,103
5.88%, 05/13/2041(b)	GBP	200,000	404,659
4.63%, 10/31/2046(b)	GBP	200,000	370,814
High Speed Rail Finance 1 PLC, 4.38%, 11/01/2038(b)	GBP	150,000	256,489
HSBC Bank PLC
5.38%, 08/22/2033(b)(c)	GBP	150,000	267,556
4.75%, 03/24/2046	GBP	200,000	372,590
HSBC Holdings PLC
0.88%, 09/06/2024(b)	EUR	200,000	236,667
2.50%, 03/15/2027(b)	EUR	200,000	255,380
2.63%, 08/16/2028(b)	GBP	300,000	423,785
0.64%, 09/24/2029(b)(d)	EUR	100,000	113,977
Imperial Brands Finance Netherlands B.V., 1.75%, 03/18/2033(b)	EUR	100,000	113,475
Imperial Brands Finance PLC
8.13%, 03/15/2024(b)	GBP	200,000	314,160
5.50%, 09/28/2026(b)	GBP	150,000	237,376
4.88%, 06/07/2032(b)	GBP	100,000	158,532
Lloyds Bank Corporate Markets PLC, 2.38%, 04/09/2026(b)	EUR	200,000	252,682
Lloyds Bank PLC
7.63%, 04/22/2025(b)	GBP	200,000	329,532
6.50%, 09/17/2040(b)	GBP	250,000	582,735
Lloyds Banking Group PLC, 1.50%, 09/12/2027(b)	EUR	100,000	123,497
London Stock Exchange Group PLC, 1.63%, 04/06/2030(b)	GBP	100,000	135,805
Motability Operations Group PLC
3.63%, 03/10/2036(b)	GBP	150,000	249,088
2.38%, 07/03/2039(b)	GBP	200,000	290,443
Nationwide Building Society
0.25%, 07/22/2025(b)	EUR	100,000	116,129
3.25%, 01/20/2028(b)	GBP	200,000	303,927
NatWest Markets PLC
1.00%, 05/28/2024(b)	EUR	100,000	118,782
2.75%, 04/02/2025(b)	EUR	100,000	125,829
0.13%, 06/18/2026(b)	EUR	200,000	228,771

	Principal Amount		Value
United Kingdom-(continued)
Reckitt Benckiser Treasury Services PLC, 1.75%, 05/19/2032(b)	GBP	125,000	$171,643
Rio Tinto Finance PLC, 4.00%, 12/11/2029(b)(c)	GBP	150,000	241,917
Santander UK Group Holdings PLC, 3.63%, 01/14/2026(b)	GBP	150,000	220,870
Scottish Widows Ltd., 7.00%, 06/16/2043(b)(c)	GBP	150,000	319,868
Sky Ltd., 2.50%, 09/15/2026(b)	EUR	100,000	128,638
Society of Lloyd’s, 4.75%, 10/30/2024(b)	GBP	100,000	148,345
SSE PLC, 8.38%, 11/20/2028(b)	GBP	120,000	232,479
Standard Chartered PLC
5.13%, 06/06/2034(b)	GBP	200,000	338,369
4.38%, 01/18/2038(b)	GBP	100,000	182,689
T.H.F.C. (Funding No.3) PLC, 5.20%, 10/11/2043(b)(c)	GBP	300,000	630,904
Thames Water Utilities Finance PLC
5.13%, 09/28/2037(b)(c)	GBP	150,000	282,748
5.50%, 02/11/2041(b)	GBP	200,000	406,080
Unilever Finance Netherlands B.V., 1.75%, 03/25/2030(b)	EUR	150,000	192,404
University of Oxford, 2.54%, 12/08/2117(b)(c)	GBP	300,000	549,688
Vodafone Group PLC
1.88%, 09/11/2025(b)	EUR	100,000	123,254
1.13%, 11/20/2025(b)	EUR	100,000	120,010
2.20%, 08/25/2026(b)	EUR	200,000	252,610
1.63%, 11/24/2030(b)	EUR	100,000	124,139
1.60%, 07/29/2031(b)	EUR	100,000	123,458
3.38%, 08/08/2049(b)	GBP	200,000	317,248
3.00%, 08/12/2056(b)	GBP	300,000	447,577
Wellcome Trust Finance PLC, 4.63%, 07/25/2036(b)(c)	GBP	150,000	291,941
Wellcome Trust Ltd. (The)
1.50%, 07/14/2071(b)	GBP	200,000	273,258
2.52%, 02/07/2118(b)	GBP	200,000	360,095
Western Power Distribution West Midlands PLC, 5.75%, 04/16/2032(b)	GBP	325,000	596,447
Westfield Stratford City Finance No. 2 PLC, 1.64%, 08/04/2026(b)	GBP	250,000	342,643

			27,612,463

United States-2.13%
American Honda Finance Corp., 1.95%, 10/18/2024	EUR	100,000	122,328
Medtronic Global Holdings S.C.A.
0.38%, 10/15/2028	EUR	100,000	115,059
1.63%, 03/07/2031	EUR	100,000	125,102
0.75%, 10/15/2032	EUR	100,000	114,640
1.38%, 10/15/2040	EUR	100,000	117,878
1.63%, 10/15/2050	EUR	100,000	121,344
Stellantis N.V.
3.38%, 07/07/2023(b)	EUR	200,000	242,888
3.75%, 03/29/2024(b)	EUR	125,000	157,115
3.88%, 01/05/2026(b)	EUR	100,000	131,036
2.75%, 05/15/2026(b)	EUR	100,000	126,800
0.63%, 03/30/2027(b)	EUR	100,000	115,283
4.50%, 07/07/2028(b)	EUR	100,000	141,781

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2021

	Principal Amount		Value
United States-(continued)
0.75%, 01/18/2029(b)	EUR	100,000	$113,773
1.25%, 06/20/2033(b)	EUR	100,000	112,512
Thermo Fisher Scientific Finance I B.V.
0.80%, 10/18/2030	EUR	175,000	202,420
1.13%, 10/18/2033	EUR	150,000	174,490
1.63%, 10/18/2041	EUR	125,000	148,453
Toyota Motor Credit Corp.
0.25%, 07/16/2026(b)	EUR	100,000	115,954
0.13%, 11/05/2027(b)	EUR	100,000	113,969

			2,612,825

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $118,671,079)			121,369,921

		Shares
Money Market Funds-0.42%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f) (Cost $516,859)		516,859	516,859

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.11% (Cost $119,187,938)			121,886,780

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-4.72%
Invesco Private Government Fund, 0.02%(e)(f)(g)	1,739,564	$1,739,564
Invesco Private Prime Fund, 0.11%(e)(f)(g)	4,057,360	4,058,983

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,798,547)		5,798,547

TOTAL INVESTMENTS IN SECURITIES-103.83% (Cost $124,986,485)		127,685,327
OTHER ASSETS LESS LIABILITIES-(3.83)%		(4,706,028)

NET ASSETS-100.00%		$122,979,299

Investment Abbreviations:

AUD-Australian Dollar

CAD-Canadian Dollar

CHF-Swiss Franc

EUR-Euro

GBP-British Pound Sterling

JPY-Japanese Yen

NOK-Norwegian Krone

SEK-Swedish Krona

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $95,660,941, which represented 77.79% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at October 31, 2021.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$7,458,563	$(6,941,704)	$-	$-	$516,859	$25

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco International Corporate Bond ETF (PICB)–(continued)

October 31, 2021

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	$-	$4,307,271	$(2,567,707)	$-	$-	$1,739,564	$99	*

Invesco Private Prime Fund	-	9,152,157	(5,093,174)	-	-	4,058,983	1,273	*

Total	$-	$20,917,991	$(14,602,585)	$-	$-	$6,315,406	$1,397

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Statements of Assets and Liabilities

October 31, 2021

	Invesco Emerging Markets Sovereign Debt ETF (PCY)	Invesco Global Short Term High Yield Bond ETF (PGHY)	Invesco International Corporate Bond ETF (PICB)
Assets:
Unaffiliated investments in securities, at value(a)	$2,688,122,343	$227,098,916	$121,369,921
Affiliated investments in securities, at value	64,915,859	29,037,191	6,315,406
Cash	92,871	480,824	-
Foreign currencies, at value	-	2,330	420,723
Deposits with brokers:
Cash segregated as collateral	21,658,786	219,074	150,563
Receivable for:
Dividends and interest	36,919,184	3,636,655	1,208,386
Securities lending	12,370	8,585	563
Investments sold	36,666,258	742,500	1,697,373
Fund shares sold	60,359,165	8,642	143,339
Foreign tax reclaims	-	-	54,851
Investments matured, at value	-	2,154,835	-

Total assets	2,908,746,836	263,389,552	131,361,125

Liabilities:
Payable for:
Investments purchased	62,180,509	8,087,854	2,382,769
Collateral upon return of securities loaned	63,101,567	18,649,612	5,798,547
Collateral upon receipt of securities in-kind	21,658,786	219,074	150,563
Fund shares repurchased	36,753,281	-	-
Accrued unitary management fees	1,137,190	70,382	49,947

Total liabilities	184,831,333	27,026,922	8,381,826

Net Assets	$2,723,915,503	$236,362,630	$122,979,299

Net assets consist of:
Shares of beneficial interest	$3,350,162,124	$263,082,801	$119,176,980
Distributable earnings (loss)	(626,246,621)	(26,720,171)	3,802,319

Net Assets	$2,723,915,503	$236,362,630	$122,979,299

Shares outstanding (unlimited amount authorized, $0.01 par value)	101,800,000	10,950,000	4,350,000
Net asset value	$26.76	$21.59	$28.27

Market price	$26.73	$21.62	$28.31

Unaffiliated investments in securities, at cost	$2,786,665,823	$234,028,228	$118,671,079

Affiliated investments in securities, at cost	$64,915,858	$29,037,191	$6,315,406

Foreign currencies, at cost	$-	$2,339	$415,291

Investments matured, at cost	$-	$8,913,780	$-

(a) Includes securities on loan with an aggregate value of:	$61,225,917	$17,985,285	$5,546,010

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Statements of Operations

For the year ended October 31, 2021

	Invesco Emerging Markets Sovereign Debt ETF (PCY)	Invesco Global Short Term High Yield Bond ETF (PGHY)	Invesco International Corporate Bond ETF (PICB)
Investment income:
Unaffiliated interest income	$139,465,305	$10,619,733	$1,712,550
Unaffiliated dividend income	-	4,185	-
Affiliated dividend income	2,644	1,423	25
Securities lending income	100,125	75,979	1,992
Foreign withholding tax	-	-	(1,013)

Total investment income	139,568,074	10,701,320	1,713,554

Expenses:
Unitary management fees	14,053,340	794,750	574,396
Tax expenses	-	128	-

Total expenses	14,053,340	794,878	574,396

Less: Waivers	(4,391)	(2,460)	(51)

Net expenses	14,048,949	792,418	574,345

Net investment income	125,519,125	9,908,902	1,139,209

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	4,131,595	(823,653)	3,160,113
Affiliated investment securities	-	426	-
In-kind redemptions	52,488,768	-	1,606,742
Foreign currencies	-	2,501	64,366

Net realized gain (loss)	56,620,363	(820,726)	4,831,221

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(70,951,581)	1,773,867	(4,027,458)
Affiliated investment securities	1	(51)	-
Foreign currencies	-	(10)	(20,190)

Change in net unrealized appreciation (depreciation)	(70,951,580)	1,773,806	(4,047,648)

Net realized and unrealized gain (loss)	(14,331,217)	953,080	783,573

Net increase in net assets resulting from operations	$111,187,908	$10,861,982	$1,922,782

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

(This Page Intentionally Left Blank)

35

Statements of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	Invesco Emerging Markets Sovereign Debt ETF (PCY)		Invesco Global Short Term High Yield Bond ETF (PGHY)
	2021	2020	2021	2020
Operations:
Net investment income	$125,519,125	$141,613,491	$9,908,902	$11,173,841
Net realized gain (loss)	56,620,363	(165,622,738)	(820,726)	(8,378,134)
Change in net unrealized appreciation (depreciation)	(70,951,580)	(103,187,526)	1,773,806	(5,426,421)

Net increase (decrease) in net assets resulting from operations	111,187,908	(127,196,773)	10,861,982	(2,630,714)

Distributions to Shareholders from:
Distributable earnings	(128,603,511)	(145,456,485)	(9,921,771)	(11,177,975)
Return of capital	-	-	(1,754,213)	(282,870)

Total distributions to shareholders	(128,603,511)	(145,456,485)	(11,675,984)	(11,460,845)

Shareholder Transactions:
Proceeds from shares sold	1,140,175,565	1,134,059,434	40,821,537	17,991,045
Value of shares repurchased	(1,074,290,505)	(1,721,347,456)	-	(38,021,588)
Transaction fees	-	-	-	-

Net increase (decrease) in net assets resulting from share transactions	65,885,060	(587,288,022)	40,821,537	(20,030,543)

Net increase (decrease) in net assets	48,469,457	(859,941,280)	40,007,535	(34,122,102)

Net assets:
Beginning of year	2,675,446,046	3,535,387,326	196,355,095	230,477,197

End of year	$2,723,915,503	$2,675,446,046	$236,362,630	$196,355,095

Changes in Shares Outstanding:
Shares sold	41,300,000	42,500,000	1,850,000	800,000
Shares repurchased	(39,000,000)	(64,400,000)	-	(1,800,000)
Shares outstanding, beginning of year	99,500,000	121,400,000	9,100,000	10,100,000

Shares outstanding, end of year	101,800,000	99,500,000	10,950,000	9,100,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco International Corporate Bond ETF (PICB)
2021	2020

$1,139,209	$1,449,195
4,831,221	750,703
(4,047,648)	4,034,404

1,922,782	6,234,302

(1,301,115)	(1,457,468)
-	-

(1,301,115)	(1,457,468)

42,457,100	23,204,967
(38,131,756)	(21,858,354)
7,455	23,608

4,332,799	1,370,221

4,954,466	6,147,055

118,024,833	111,877,778

$122,979,299	$118,024,833

1,450,000	850,000
(1,300,000)	(800,000)
4,200,000	4,150,000

4,350,000	4,200,000

37

Financial Highlights

Invesco Emerging Markets Sovereign Debt ETF (PCY)

	Years Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$26.89	$29.12	$26.20	$29.62	$29.81

Net investment income(a)	1.23	1.28	1.41	1.26	1.45
Net realized and unrealized gain (loss) on investments	(0.10)	(2.20)	2.93	(3.42)	(0.17)

Total from investment operations	1.13	(0.92)	4.34	(2.16)	1.28

Distributions to shareholders from:
Net investment income	(1.26)	(1.31)	(1.42)	(1.26)	(1.46)
Return of capital	-	-	-	-	(0.01)

Total distributions	(1.26)	(1.31)	(1.42)	(1.26)	(1.47)

Net asset value at end of year	$26.76	$26.89	$29.12	$26.20	$29.62

Market price at end of year(b)	$26.73	$26.81	$29.13	$26.13	$29.62

Net Asset Value Total Return(c)	4.17%	(3.07)%	16.91%	(7.42)%	4.49%
Market Price Total Return(c)	4.38%	(3.38)%	17.28%	(7.66)%	4.88%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,723,916	$2,675,446	$3,535,387	$3,704,365	$4,970,710
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	4.47%	4.63%	5.03%	4.51%	4.98%
Portfolio turnover rate(d)	41%	28%	28%	54%	30%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Financial Highlights–(continued)

Invesco Global Short Term High Yield Bond ETF (PGHY)

	Years Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$21.58	$22.82	$23.14	$24.14	$24.16

Net investment income(a)	0.96	1.18	1.20	1.24	1.34
Net realized and unrealized gain (loss) on investments	0.18	(1.20)	(0.32)	(1.00)	0.02

Total from investment operations	1.14	(0.02)	0.88	0.24	1.36

Distributions to shareholders from:
Net investment income	(0.96)	(1.19)	(1.20)	(1.24)	(1.37)
Return of capital	(0.17)	(0.03)	-	-	(0.01)

Total distributions	(1.13)	(1.22)	(1.20)	(1.24)	(1.38)

Net asset value at end of year	$21.59	$21.58	$22.82	$23.14	$24.14

Market price at end of year(b)	$21.62	$21.59	$22.81	$23.03	$24.19

Net Asset Value Total Return(c)	5.33%	0.02%	3.90%	1.05%	5.76%
Market Price Total Return(c)	5.42%	0.15%	4.36%	0.36%	5.66%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$236,363	$196,355	$230,477	$216,400	$222,093
Ratio to average net assets of:
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	4.36%	5.39%	5.21%	5.25%	5.52%
Portfolio turnover rate(d)	59%	54%	57%	42%	38%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Financial Highlights–(continued)

Invesco International Corporate Bond ETF (PICB)

	Years Ended October 31,
	2021	2020	2019		2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$28.10	$26.96	$25.31		$26.88	$25.08

Net investment income(a)	0.29	0.34	0.39		0.43	0.42
Net realized and unrealized gain (loss) on investments	0.20	1.13	1.65		(1.57)	1.80

Total from investment operations	0.49	1.47	2.04		(1.14)	2.22

Distributions to shareholders from:
Net investment income	(0.29)	(0.34)	(0.23)		(0.43)	(0.23)
Net realized gains	(0.03)	-	-		-	-
Return of capital	-	-	(0.16)		-	(0.19)

Total distributions	(0.32)	(0.34)	(0.39)		(0.43)	(0.42)

Transaction fees(a)	0.00 (b)	0.01	0.00	(b)	-	0.00 (b)

Net asset value at end of year	$28.27	$28.10	$26.96		$25.31	$26.88

Market price at end of year(c)	$28.31	$28.15	$26.84		$25.28	$26.89

Net Asset Value Total Return(d)	1.73%	5.57%	8.12%		(4.31)%	8.95%
Market Price Total Return(d)	1.69%	6.24%	7.77%		(4.46)%	9.25%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$122,979	$118,025	$111,878		$118,969	$159,963
Ratio to average net assets of:
Expenses	0.50%	0.50%	0.51	%(e)	0.50%	0.50%
Net investment income	0.99%	1.27%	1.49	%(e)	1.58%	1.62%
Portfolio turnover rate(f)	22%	22%	23%		12%	14%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2021

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco Emerging Markets Sovereign Debt ETF (PCY)	“Emerging Markets Sovereign Debt ETF”

Invesco Global Short Term High Yield Bond ETF (PGHY)	“Global Short Term High Yield Bond ETF”

Invesco International Corporate Bond ETF (PICB)	“International Corporate Bond ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units of each Fund are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

Emerging Markets Sovereign Debt ETF	DBIQ Emerging Market USD Liquid Balanced Index

Global Short Term High Yield Bond ETF	DB Global Short Maturity High Yield Bond Index

International Corporate Bond ETF	S&P International Corporate Bond Index®

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are

41

subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

42

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders monthly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in each Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated,

43

unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. BNY Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended October 31, 2021, there were no securities lending transactions with Invesco.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will “call” (or prepay) their bonds before their maturity date. If an issuer exercises such a call during a period of declining interest rates, a Fund may have to replace such called security with a lower yielding security. If that were to happen, such Fund’s net investment income could fall.

44

Changing Global Fixed-Income Market Conditions Risk. The historically low interest rate environment observed over the past several years was created in part by the Federal Reserve Board (“FRB”) and certain foreign central banks keeping the federal funds and equivalent foreign rates at, near or below zero. In recent years, the FRB and certain foreign central banks began “tapering” their quantitative easing programs, leading to fluctuations in the Federal Funds Rate and equivalent foreign rates. However, in response to the impact of the COVID-19 pandemic, in March 2020 the FRB announced cuts to the Federal Funds Rate and a new round of quantitative easing. Because there is little precedent for this situation, it is difficult to predict the impact of these rate changes and any future rate changes on various markets. Any additional changes to the monetary policy by the FRB and foreign central banks or other regulatory actions may affect interest rates and/or reduce liquidity for fixed-income investments, particularly those with longer maturities. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. As a result, the value of a Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover rate and a Fund’s transaction costs.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Fixed-income securities with longer maturities typically are more sensitive to changes in interest rates, making them more volatile than securities with shorter maturities. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is a possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may occur quickly and without advance warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security. Additionally, from time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt limit, commonly called the “debt ceiling”, could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action, is unable to meet its obligations, or its creditworthiness declines, the performance of a Fund that holds securities of that entity will be adversely impacted.

Foreign Fixed-Income Investment Risk. For certain Funds, investments in fixed-income securities of non-U.S. issuers are subject to the same risks as other debt securities, notably credit risk, market risk, interest rate risk and liquidity risk, while also facing risks beyond those associated with investments in U.S. securities. For example, foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information, and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice, including recordkeeping standards, comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs.

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

45

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Investment Grade Securities Risk. Non-investment grade securities and unrated securities of comparable credit quality are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the non-investment grade securities markets generally, real or perceived adverse economic and competitive industry conditions and less secondary market liquidity. If the issuer of non-investment grade securities defaults, a Fund may incur additional expenses to seek recovery.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the

46

election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

Emerging Markets Sovereign Debt ETF	0.50%

Global Short Term High Yield Bond ETF	0.35%

International Corporate Bond ETF	0.50%

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended October 31, 2021, the Adviser waived fees for each Fund in the following amounts:

Emerging Markets Sovereign Debt ETF	$4,391

Global Short Term High Yield Bond ETF	2,460

International Corporate Bond ETF	51

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

Emerging Markets Sovereign Debt ETF	Deutsche Bank Securities Inc.

Global Short Term High Yield Bond ETF	Deutsche Bank Securities Inc.

International Corporate Bond ETF	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent

47

uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Emerging Markets Sovereign Debt ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$-	$2,688,122,343	$-	$2,688,122,343
Money Market Funds	1,814,291	63,101,568	-	64,915,859

Total Investments	$1,814,291	$2,751,223,911	$-	$2,753,038,202

Global Short Term High Yield Bond ETF
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$-	$226,260,241	$-	$226,260,241
Common Stocks & Other Equity Interests	531,007	-	21,038	552,045
Preferred Stocks	-	236,488	-	236,488
Variable Rate Senior Loan Interests	-	-	50,142	50,142
Money Market Funds	10,387,579	18,649,612	-	29,037,191

Total Investments in Securities	10,918,586	245,146,341	71,180	256,136,107

Other Investments - Assets
Investments Matured	-	1,349,464	805,371	2,154,835

Total Investments	$10,918,586	$246,495,805	$876,551	$258,290,942

International Corporate Bond ETF
Investments in Securities
Non-U.S. Dollar Denominated Bonds & Notes	$-	$121,369,921	$-	$121,369,921
Money Market Funds	516,859	5,798,547	-	6,315,406

Total Investments	$516,859	$127,168,468	$-	$127,685,327

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020:

	2021			2020
	Ordinary Income*	Long-Term Capital Gains	Return of Capital	Ordinary Income*	Long-Term Capital Gains	Return of Capital

Emerging Markets Sovereign Debt ETF	$128,603,511	$ -	$ -	$145,456,485	$ -	$ -

Global Short Term High Yield Bond ETF	9,921,771	-	1,754,213	11,177,975	-	282,870

International Corporate Bond ETF	1,151,105	150,010	-	1,421,718	35,750	-

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

Emerging Markets Sovereign Debt ETF	$ -	$ -	$(105,588,800)	$ -	$(520,657,821)	$3,350,162,124	$2,723,915,503

Global Short Term High Yield Bond ETF	-	-	(13,698,978)	(9)	(13,021,184)	263,082,801	236,362,630

International Corporate Bond ETF	748,498	377,281	2,683,285	(6,745)	-	119,176,980	122,979,299

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

48

The Funds have capital loss carryforwards as of October 31, 2021, as follows:

	No expiration
	Short-Term	Long-Term	Total

Emerging Markets Sovereign Debt ETF	$192,181,682	$328,476,139	$520,657,821

Global Short Term High Yield Bond ETF	1,485,790	11,535,394	13,021,184

International Corporate Bond ETF	-	-	-

NOTE 6–Investment Transactions

For the fiscal year ended October 31, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

Emerging Markets Sovereign Debt ETF	$1,152,975,928	$1,121,043,923

Global Short Term High Yield Bond ETF	132,669,826	123,136,804

International Corporate Bond ETF	28,710,264	24,871,880

For the fiscal year ended October 31, 2021, in-kind transactions associated with creations and redemptions were as follows:

	In-kind Purchases	In-kind Sales

Emerging Markets Sovereign Debt ETF	$1,047,114,199	$1,004,014,664

Global Short Term High Yield Bond ETF	30,556,009	-

International Corporate Bond ETF	38,670,569	37,628,771

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost

Emerging Markets Sovereign Debt ETF	$25,809,028	$(131,397,828)	$(105,588,800)	$2,858,627,002

Global Short Term High Yield Bond ETF	2,148,933	(15,847,911)	(13,698,978)	271,989,920

International Corporate Bond ETF	4,256,824	(1,573,539)	2,683,285	125,002,042

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2021, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest

Emerging Markets Sovereign Debt ETF	$3,084,386	$(48,421,418)	$45,337,032

Global Short Term High Yield Bond ETF	3,600	(3,599)	(1)

International Corporate Bond ETF	721,194	(4,425,841)	3,704,647

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

49

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for such Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

50

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Short Term High Yield Bond ETF and Invesco International Corporate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Emerging Markets Sovereign Debt ETF, Invesco Global Short Term High Yield Bond ETF and Invesco International Corporate Bond ETF (three of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2021 and each of the financial highlights for each of the five years in the period ended October 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 22, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

51

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)

Invesco Emerging Markets Sovereign Debt ETF (PCY)

Actual	$1,000.00	$1,000.60	0.50%	$2.52

Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

Invesco Global Short Term High Yield Bond ETF (PGHY)

Actual	1,000.00	1,004.30	0.35	1.77

Hypothetical (5% return before expenses)	1,000.00	1,023.44	0.35	1.79

Invesco International Corporate Bond ETF (PICB)

Actual	1,000.00	972.20	0.50	2.49

Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50	2.55

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

52

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*	Qualified Interest Income*	Long Term Capital Gains

Invesco Emerging Markets Sovereign Debt ETF	0%	0%	0%	0%	96%	0%	$-

Invesco Global Short Term High Yield Bond ETF	0%	0%	0%	0%	99%	29%	-

Invesco International Corporate Bond ETF	0%	0%	0%	0%	69%	0%	150,010

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

53

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of October 31, 2021

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	234	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	234	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

54

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	234	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

55

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	234	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

56

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008);Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	234	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	234	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

57

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	234	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

58

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	234	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson - 1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	234	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

59

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	234	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

60

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

61

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

62

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

63

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

(This Page Intentionally Left Blank)

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-TRST2-FINC-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders
October 31, 2021
CQQQ	Invesco China Technology ETF
PIZ	Invesco DWA Developed Markets Momentum ETF
PIE	Invesco DWA Emerging Markets Momentum ETF
PXF	Invesco FTSE RAFI Developed Markets ex-U.S. ETF

PDN	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

PXH	Invesco FTSE RAFI Emerging Markets ETF

PBD	Invesco Global Clean Energy ETF

PIO	Invesco Global Water ETF

IPKW	Invesco International BuyBack AchieversTM ETF

CUT	Invesco MSCI Global Timber ETF

GBLD	Invesco MSCI Green Building ETF

CGW	Invesco S&P Global Water Index ETF

IDHQ	Invesco S&P International Developed Quality ETF

2

The Market Environment

Domestic Equity

US equity markets posted gains in the fourth quarter of 2020, as positive news on coronavirus (“COVID-19”) vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter of 2020. However, stocks were buoyed by the US Federal Reserve’s (the Fed’s) pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at year-end to 1.74%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that the US GDP grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September 2021,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs. In October 2021, investor sentiment improved as many S&P 500 index companies met or exceeded earnings expectations and the index hit new record highs. For the fiscal year, the S&P 500 Index returned 42.91%.4

[1]	Source: US Department of the Treasury
[2]	Source: US Bureau of Economic Analysis
[3]	Source: US Bureau of Labor Statistics, July 13, 2021
[4]	Source: Lipper Inc.

Global Equity

At the beginning of the fiscal year, global equity markets posted gains as good news about COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Emerging market equities posted robust gains amplified by US dollar weakness.

Global equity markets ended the first quarter of 2021 in positive territory amid concerns about rising bond yields and inflation. The value-led equity rally continued in most regions, with value stocks outperforming growth stocks. The successful rollout of COVID-19 vaccinations in the US and UK benefited equity markets. However, even regions facing slower rollouts, including the Eurozone and Japan, performed well, driven by a rebound in global demand for goods.

During the second quarter of 2021, global equity markets were again bolstered by the continued acceleration of vaccination rollouts and easing of COVID-19 related restrictions in most developed markets. In a reversal from the first quarter, growth stocks outperformed value stocks in most regions. Emerging market equities were led by Brazil which benefited from global tailwinds, while regulatory concerns weighed on Chinese equities.

Developed global equity markets were flat in the third quarter of 2021 amid concerns about rising inflation, supply disruptions and the economic growth rate. Energy stocks and energy-driven markets performed well as global shortages pushed oil and gas prices higher. Emerging market equities declined during the quarter, primarily due to weak performance from Chinese equities, which were affected by significant regulatory changes in the private tutoring industry, increased regulation in the technology sector and the potential default of a large Chinese property developer.

In October of 2021, global equity stocks were positive with the US market leading the way, and Chinese equities rebounded after their decline in the third quarter. Overall, developed market equities outperformed emerging market equities for the fiscal year.

3

CQQQ	Management’s Discussion of Fund Performance
Invesco China Technology ETF (CQQQ)

As an index fund, Invesco China Technology ETF’s (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of FTSE China Incl A 25% Technology Capped Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (the “Index Provider”) compiles, maintains, and calculates the Index. The Index is composed of securities of companies that the Index Provider, pursuant to the Index methodology, has classified as being in the technology industry and that are constituents of the FTSE China Index or FTSE China A Stock Connect CNH Index. The Index may include China A-shares (shares of Chinese incorporated companies that may trade on the Shanghai or Shenzhen stock exchanges via a Stock Connect program), B-shares, H-shares, N-shares, Red Chip shares, P-chip shares and S-chip shares. Index constituents are modified market capitalization weighted. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned (7.75)%. On a net asset value (“NAV”) basis, the Fund returned (6.41)%. During the same time period, the Index returned (5.69)%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and expenses that the Fund incurred during the period.

During this same time period, the MSCI China Index (Net) (the “Benchmark Index”) returned (9.21)%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 714 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of Chinese stocks.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a stock selection methodology within a specific sector whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the interactive media & services industry and most underweight the internet & direct marketing retail industry during the fiscal year ended October 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight allocation to the internet & direct marketing retail industry as well as the Fund’s security selection within the internet & direct marketing retail industry.

For the fiscal year ended October 31, 2021, the electronic components industry contributed most significantly to the Fund’s return, followed by the semiconductors and application software industries, respectively. The interactive media & services industry detracted most significantly from the Fund’s return, followed by the interactive home entertainment and movies & entertainment industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021 included Sunny Optical Technology (Group) Co., Ltd., an electronic components company (portfolio average weight of 7.30%), and Baidu, Inc., ADR, Class A, an interactive media & services company (portfolio average weight of 8.62%). Positions that detracted most significantly from the Fund’s return included Kuaishou Technology Class B, an interactive media & services company (portfolio average weight of 2.21%), and Autohome, Inc., ADR, Class A, an interactive media & services company (portfolio average weight of 3.16%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Interactive Media & Services	30.95
Semiconductors & Semiconductor Equipment	15.33
Software	11.13
Internet & Direct Marketing Retail	10.53
Electronic Equipment, Instruments & Components	9.58
Entertainment	9.14
IT Services	6.80
Industry Types Each Less Than 3%	6.60
Money Market Funds Plus Other Assets Less Liabilities	(0.06)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Tencent Holdings Ltd.	10.26
Meituan, B Shares	9.78
Baidu, Inc., ADR	8.26
Kuaishou Technology	6.66
Bilibili, Inc., ADR	6.43
Kingdee International Software Group Co. Ltd.	4.07
GDS Holdings Ltd., ADR	3.95
Sunny Optical Technology Group Co. Ltd.	3.78
LONGi Green Energy Technology Co. Ltd., A Shares	3.36
Tencent Music Entertainment Group, ADR	2.65
Total	59.20

*	Excluding money market fund holdings.

4

Invesco China Technology ETF (CQQQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—FTSE China Incl A 25% Technology Capped Index (Net)	(5.69)%	20.51%	75.00%	13.27%	86.49%	12.72%	231.05%	10.29%	220.44%
MSCI China Index (Net)	(9.21)	11.49	38.57	10.23	62.77	7.49	105.96	5.27	84.18
Fund
NAV Return	(6.41)	19.70	71.50	12.62	81.19	12.48	224.18	10.04	211.97
Market Price Return	(7.75)	19.07	68.80	12.43	79.67	12.58	227.13	9.95	209.01

Guggenheim China Technology ETF (the “Predecessor Fund”)

Fund Inception: December 08, 2009

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.70% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

-

The Blended-FTSE China Incl A 25% Technology Capped Index (Net) is comprised of the performance of the AlphaShares China Technology Index, the Fund’s previous underlying index from Fund inception to the conversion date, June 21, 2019, followed by the performance of the Index, starting from the conversion date through October 31, 2021.

5

PIZ	Management’s Discussion of Fund Performance
Invesco DWA Developed Markets Momentum ETF (PIZ)

As an index fund, the Invesco DWA Developed Markets Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Developed Markets Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) selects securities pursuant to its proprietary selection methodology for inclusion in the Index, which is designed to identify securities that demonstrate powerful relative strength characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index is comprised of equity securities of large capitalization companies based in countries with developed economies, excluding the United States. Dorsey Wright selects securities for inclusion in the Index from an eligible universe of the largest 1,000 constituents by market capitalization within the Nasdaq Developed Markets Ex United States Index (except for U.S.-listed American depositary receipts of foreign listings). The Index Provider assigns a relative strength score to each eligible security and selects approximately 100 securities with the greatest scores for inclusion in the Index. Component security weights are based on relative scores, with securities with higher scores receiving larger weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 35.26%. On a net asset value (“NAV”) basis, the Fund returned 34.70%. During the same time period, the Index returned 35.42%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 34.18%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 850 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.
Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the financials sector during the fiscal period ended October 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the information technology sector.

For the fiscal year ended October 31, 2021, the industrials sector contributed most significantly to the Fund’s return followed by the information technology and financials sectors, respectively. The communication services sector detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021 included ASM International N.V., an information technology company (portfolio average weight of 2.30%), and ASML Holding NV, an information technology company (portfolio average weight of 2.32%). Positions that detracted most significantly from the Fund’s return included NEXON Co., Ltd., a communication services company (no longer held at fiscal year-end), and Seegene, Inc., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Information Technology	30.80
Industrials	30.57
Health Care	14.58
Financials	6.17
Consumer Staples	5.18
Consumer Discretionary	4.81
Materials	3.73
Sector Types Each Less Than 3%	3.96
Money Market Funds Plus Other Assets Less Liabilities	0.20

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Boyd Group Services, Inc.	3.08
Mainfreight Ltd.	2.89
Nemetschek SE	2.89
Constellation Software, Inc.	2.72
AddTech AB, Class B	2.55
Royal Unibrew A/S	2.52
Recordati Industria Chimica e Farmaceutica S.p.A.	2.41
BE Semiconductor Industries N.V.	2.35
Lasertec Corp.	2.32
ASM International N.V.	2.28
Total	26.01

*	Excluding money market fund holdings.

6

Invesco DWA Developed Markets Momentum ETF (PIZ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dorsey Wright® Developed Markets Technical Leaders Index (Net)	35.42%	19.66%	71.32%	14.43%	96.24%	10.46%	170.38%	5.96%	122.78%
MSCI EAFE® Index (Net)	34.18	11.54	38.77	9.79	59.55	7.37	103.58	3.10	52.53
Fund
NAV Return	34.70	18.79	67.63	13.68	89.86	9.52	148.23	5.03	97.36
Market Price Return	35.26	18.99	68.46	13.75	90.48	9.64	151.07	5.01	96.67

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.80% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

7

PIE	Management’s Discussion of Fund Performance
Invesco DWA Emerging Markets Momentum ETF (PIE)

As an index fund, the Invesco DWA Emerging Markets Momentum ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Emerging Markets Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Dorsey Wright & Associates, LLC (“Dorsey Wright” or the “Index Provider”) selects securities pursuant to its proprietary selection methodology for inclusion in the Index, which is designed to identify securities that demonstrate powerful relative strength characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index. The Index is comprised of equity securities of large capitalization companies based in emerging market countries. Dorsey Wright selects securities for inclusion in the Index from an eligible universe of the largest 1,000 constituents by market capitalization within the Nasdaq Emerging Markets Index (except for U.S.-listed American Depositary Receipts or foreign listings). The Index Provider assigns a relative strength score to each eligible security and selects approximately 100 securities with the greatest scores for inclusion in the Index.

Component security weights are based on relative scores, with securities with higher scores receiving larger weights. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 28.17%. On a net asset value (“NAV”) basis, the Fund returned 29.35%. During the same time period, the Index returned 32.60%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs and slippage associated with quarterly rebalances.

During this same time period, the MSCI Emerging Markets Index (Net) (the “Benchmark Index”) returned 16.96%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductors sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund being underweight in the internet & direct marketing retail sub-industry and the Fund’s security selection in the marine & electronic components sub-industries.

For the fiscal year ended October 31, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and materials sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the communication services and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021 included Yang Ming Marine Transport Corp., an industrials company (no longer held at fiscal year-end), and Wan Hai Lines Ltd., an industrials company (portfolio average weight of 1.21%). Positions that detracted most significantly from the Fund’s return included Fitipower Integrated Technology Inc., an information technology company (no longer held at fiscal year-end), and Accton Technology Corp., an information technology (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Information Technology	37.24
Consumer Discretionary	16.91
Industrials	12.52
Financials	12.06
Consumer Staples	6.44
Materials	6.26
Sector Types Each Less Than 3%	8.56
Money Market Funds Plus Other Assets Less Liabilities	0.01

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
AP Memory Technology Corp.	4.21
China Meidong Auto Holdings Ltd.	3.05
Frontken Corp. Bhd.	2.84
Sinbon Electronics Co. Ltd.	2.52
Nan Ya Printed Circuit Board Corp.	2.47
Shenzhou International Group Holdings Ltd.	2.26
Voltronic Power Technology Corp.	2.20
Li Ning Co. Ltd.	2.18
Yulon Finance Corp.	2.16
ANTA Sports Products Ltd.	2.15
Total	26.04

*	Excluding money market fund holdings.

8

Invesco DWA Emerging Markets Momentum ETF (PIE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dorsey Wright® Emerging Markets Technical Leaders Index (Net)	32.60%	19.74%	71.68%	13.00%	84.21%	7.17%	99.93%	3.85%	68.63%
MSCI Emerging Markets Index (Net)	16.96	12.30	41.62	9.39	56.67	4.88	60.99	2.51	40.89
Fund
NAV Return	29.35	17.87	63.76	11.27	70.59	5.84	76.40	1.13	16.89
Market Price Return	28.17	17.69	63.03	11.14	69.54	5.81	75.98	1.03	15.29

Fund Inception: December 28, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.90% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

9

PXF	Management’s Discussion of Fund Performance
Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)

As an index fund, the Invesco FTSE RAFI Developed Markets ex-U.S. ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM Developed ex U.S. 1000 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (“FTSE”) in conjunction with Research Affiliates (“RA”, and together with FTSE, the “Index Provider”), compiles, maintains and calculates the Index, which is comprised of companies located in countries that are classified as “developed” within the country classification definition of FTSE, excluding the United States. The Index is designed to track the performance of non-U.S.-listed companies domiciled in developed markets countries with the largest cumulative scores (“Fundamental Value”), selected from the constituents of the FTSE Developed ex US Total Cap Index as determined by the Index Provider. The Index selects and weights companies based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 44.22%. On a net asset value (“NAV”) basis, the Fund returned 44.49%. During the same time period, the Index returned 44.98%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 34.18%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 850 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the health care sector during the fiscal year ended October 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight exposure to and security selection in the financials and energy sectors, as well as the Fund’s security selection in the consumer discretionary sector.

For the fiscal year ended October 31, 2021, the financials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and energy sectors, respectively. No sector detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021 included Daimler AG, a consumer discretionary company (portfolio average weight of 0.99%), and TotalEnergies SE, an energy company (portfolio average weight of 1.14%). Positions that detracted most significantly from the Fund’s return included Barrick Gold Corp., a materials company (portfolio average weight of 0.13%), and Takeda Pharmaceutical Co. Ltd., a health care company (portfolio average weight of 0.30%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Financials	24.71
Industrials	13.45
Consumer Discretionary	11.15
Energy	9.26
Materials	8.46
Consumer Staples	7.98
Health Care	7.10
Information Technology	5.61
Communication Services	4.91
Utilities	4.59
Real Estate	2.36
Money Market Funds Plus Other Assets Less Liabilities	0.42

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Nestle S.A.	1.29
Samsung Electronics Co. Ltd.	1.28
BP PLC	1.25
TotalEnergies SE	1.23
Royal Dutch Shell PLC, Class A	1.00
Roche Holding AG	0.96
Royal Dutch Shell PLC, Class B	0.90
Daimler AG	0.88
Royal Bank of Canada	0.88
Toronto-Dominion Bank (The)	0.81
Total	10.48

*	Excluding money market fund holdings.

10

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFI™ Developed ex U.S. 1000 Index (Net)	44.98%	9.86%	32.58%	9.08%	54.44%	6.69%	91.05%	3.01%	52.94%
MSCI EAFE® Index (Net)	34.18	11.54	38.77	9.79	59.55	7.37	103.58	3.07	54.23
Fund
NAV Return	44.49	9.70	32.01	8.90	53.18	6.45	86.87	2.62	44.94
Market Price Return	44.22	9.78	32.29	8.94	53.46	6.61	89.62	2.61	44.80

Fund Inception: June 25, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.45% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

11

PDN	Management’s Discussion of Fund Performance
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)

As an index fund, the Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (the “Fund) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM Developed ex U.S. Mid-Small 1500 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (“FTSE”) in conjunction with Research Affiliates LLC (“RA”, and together with FTSE, the “Index Provider”), compiles, maintains and calculates the Index, which is comprised of securities of small-and mid-capitalization companies that are classified as “developed” within the country classification definition of FTSE, excluding the United States. The Index is designed to track the performance of the small and mid-capitalization companies in developed markets based on their cumulative scores (“Fundamental Value”), selected from the constituents of the FTSE Developed ex US Total Cap Index, as determined by the Index Provider. The Index selects and weights companies based on their Fundamental Values, which are derived from the following four fundamental measures of firm size: book value, cash flow, sales and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 35.26%. On a net asset value (“NAV”) basis, the Fund returned 34.34%. During the same time period, the Index returned 34.88%. During the fiscal year the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Small Cap Index (Net) (the “Benchmark Index”) returned 35.77%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of small capitalization companies located in markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the real estate sector during the fiscal year ended October 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the industrials and financials sectors.

For the fiscal year ended October 31, 2021, the industrials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and materials sectors, respectively. No sector detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021 included HMM Co. Ltd. an industrials company (portfolio average weight of 0.25%), and Baytex Energy Corp., an energy company (portfolio average weight of 0.10%). Positions that detracted most significantly from the Fund’s return included Nagoya Railroad Co. Ltd., an industrials company (portfolio average weight of 0.06%), and Sun Art Retail Group Ltd., a consumer staples company (portfolio average weight of 0.08%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Industrials	22.14
Consumer Discretionary	13.76
Real Estate	10.98
Materials	10.55
Financials	10.23
Information Technology	7.58
Consumer Staples	7.32
Health Care	5.49
Communication Services	5.30
Energy	3.92
Utilities	2.53
Money Market Funds Plus Other Assets Less Liabilities	0.20

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Bombardier, Inc., Class B	0.34
Samsung Engineering Co. Ltd.	0.26
ASM International N.V.	0.21
Stantec, Inc.	0.21
Aker BP ASA	0.20
Doosan Co. Ltd.	0.20
IMCD N.V.	0.20
Baytex Energy Corp.	0.20
Spirax-Sarco Engineering PLC	0.20
Kolon Industries, Inc.	0.20
Total	2.22

*	Excluding money market fund holdings.

12

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFI Developed ex U.S. Mid-Small 1500 Index (Net)	34.88%	11.81%	39.79%	9.75%	59.23%	8.34%	122.77%	5.79%	120.89%
MSCI EAFE® Small Cap Index (Net)	35.77	13.37	45.73	11.37	71.30	10.13	162.51	5.57	114.74
Fund
NAV Return	34.34	11.48	38.55	9.40	56.71	7.89	113.73	5.28	106.44
Market Price Return	35.26	11.75	39.57	9.61	58.24	8.23	120.51	5.23	105.23

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

13

PXH	Management’s Discussion of Fund Performance
Invesco FTSE RAFI Emerging Markets ETF (PXH)

As an index fund, the Invesco FTSE RAFI Emerging Markets ETF (the “Fund) is passively managed and seeks to track the investment results (before fees and expenses) of the FTSE RAFITM Emerging Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, FTSE International Limited (“FTSE”) in conjunction with Research Affiliates LLC (“RA”, and together with FTSE, the “Index Provider”), compiles, maintains and calculates the Index, which is comprised of securities of companies located in countries that are classified as emerging markets within the country classification definition of FTSE. The Index includes securities of companies selected from the constituents of the FTSE Emerging Total Cap Index. The Index selects and weights its component securities based on their cumulative score (“Fundamental Value”), which is derived from the following four fundamental measures of firm size: book value, cash flows, sales and dividends. While the Fund generally seeks to invest in all of the securities comprising the Index in proportion to their weightings in the Index, at times the composition of the Index may make such “full replication” impracticable. In such circumstances, the Fund will utilize a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 31.28%. On a net asset value (“NAV”) basis, the Fund returned 31.79%. During the same time period, the Index returned 33.17%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index during the period primarily due to Indian capital gains taxes incurred, as well as the fees and expenses that the Fund incurred.

During this same time period, the MSCI Emerging Markets Index (Net) (the “Benchmark Index”) returned 16.96%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the consumer discretionary sector during the fiscal year ended October 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight exposure to and security selection in the consumer discretionary sector, as well as the Fund’s overweight exposure to and security selection in the energy sector.

For the fiscal year ended October 31, 2021, the energy sector contributed most significantly to the Fund’s return, followed by the financials and information technology sectors, respectively. The real estate sector was the only sector that detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021 included Gazprom PJSC., an energy company (portfolio average weight of 2.40%), and Taiwan Semiconductor Manufacturing Co. Ltd., an information technology company (portfolio average weight of 4.69%). Positions that detracted most significantly from the Fund’s return included Alibaba Group Holding Ltd., a consumer discretionary company (portfolio average weight of 1.17%), and Ping An Insurance Group Co. of China Ltd. Cl. H, a financials company (portfolio average weight of 1.42%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Financials	32.26
Energy	18.14
Information Technology	12.98
Materials	10.13
Consumer Discretionary	6.49
Communication Services	5.40
Consumer Staples	4.50
Utilities	3.63
Industrials	3.28
Sector Types Each Less Than 3%	3.12
Money Market Funds Plus Other Assets Less Liabilities	0.07

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Taiwan Semiconductor Manufacturing Co. Ltd.	3.70
Gazprom PJSC	3.23
Hon Hai Precision Industry Co. Ltd.	2.88
Sberbank of Russia PJSC	2.72
China Construction Bank Corp., H Shares	2.61
Industrial & Commercial Bank of China Ltd., H Shares	2.45
Lukoil PJSC	1.81
Petroleo Brasileiro S.A., Preference Shares	1.74
Itau Unibanco Holding S.A., Preference Shares	1.65
Alibaba Group Holding Ltd.	1.63
Total	24.42

*	Excluding money market fund holdings.

14

Invesco FTSE RAFI Emerging Markets ETF (PXH) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFI™ Emerging Index (Net)	33.17%	8.08%	26.25%	7.43%	43.09%	3.84%	45.72%	2.65%	44.66%
MSCI Emerging Markets Index (Net)	16.96	12.30	41.62	9.39	56.67	4.88	60.99	2.74	46.42
Fund
NAV Return	31.79	7.30	23.55	6.87	39.44	3.30	38.40	1.61	25.28
Market Price Return	31.28	7.14	23.00	6.80	38.94	3.24	37.53	1.43	22.07

Fund Inception: September 27, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.50% includes the unitary management fee of 0.49% and acquired fund fees and expenses of 0.01%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund

Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

15

PBD	Management’s Discussion of Fund Performance
Invesco Global Clean Energy ETF (PBD)

As an index fund, the Invesco Global Clean Energy ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the WilderHill New Energy Global Innovation Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, WilderHill New Energy Finance, LLC (the “Index Provider”) compiles and maintains the Index, which is comprised of companies engaged in the business of the advancement of cleaner energy and conservation. The Index is comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by the Index Provider. The Index includes companies in wind, solar, biofuels, hydro, wave, tidal, geothermal and other relevant renewable energy businesses and those involved in energy conversion, storage, conservation, efficiency, materials relating to those activities, carbon and greenhouse gas reduction, pollution control, emerging hydrogen and fuel cells. The Index Provider selects securities principally on the basis of their capital appreciation potential as identified by the Index Provider pursuant to a proprietary methodology, with a bias placed on renewable energy companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 37.26%. On a net asset value (“NAV”) basis, the Fund returned 37.31%. During the same time period, the Index returned 38.13%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due the fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 34.18%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 850 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects, and weights stocks based upon the market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the heavy electrical equipment sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the electrical components & equipment and semi-conductor & equipment sub-industries.

For the fiscal year ended October 31, 2021, the heavy electrical equipment sub-industry contributed most significantly to the Fund’s return, followed by the pharmaceuticals and interactive home entertainment sub-industries, respectively. The asset management & custody banks sub-industry detracted most significantly from the Fund’s return, followed by the airlines and trading companies & distribution sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021 included FuelCell Energy, Inc., an electrical components & equipment company (portfolio average weight of 1.19%), and Renova, Inc., a renewable electricity company (portfolio average weight of 1.06%). Positions that detracted most significantly from the Fund’s return included Lordstown Motors Corp. Class A, an automobile manufacturers company (portfolio average weight of 0.56%), and QuantumScape Corporation Class A, an auto parts & equipment company (portfolio average weight of 0.56%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Electrical Components & Equipment	18.46
Renewable Electricity	15.59
Heavy Electrical Equipment	10.60
Semiconductors	8.82
Semiconductor Equipment	5.25
Automobile Manufacturers	4.82
Construction & Engineering	3.89
Electric Utilities	3.67
Oil & Gas Refining & Marketing	3.46
Specialty Chemicals	3.45
Sub-Industry Types Each Less than 3%	22.05
Money Market Funds Plus Other Assets Less Liabilities	(0.06)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Bloom Energy Corp., Class A	1.19
Plug Power, Inc.	1.14
SunPower Corp.	1.14
Enphase Energy, Inc.	1.10
Li-Cycle Holdings Corp.	1.08
QuantumScape Corp.	1.03
American Superconductor Corp.	1.03
Wolfspeed, Inc.	1.02
NEL ASA	1.00
Sunrun, Inc.	0.99
Total	10.72

*	Excluding money market fund holdings.

16

Invesco Global Clean Energy ETF (PBD) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
WilderHill New Energy Global Innovation Index	38.13%	44.03%	198.79%	26.23%	220.48%	14.19%	276.92%	3.38%	61.33%
MSCI EAFE® Index (Net)	34.18	11.54	38.77	9.79	59.55	7.37	103.58	3.19	57.02
Fund
NAV Return	37.31	43.88	197.87	25.99	217.41	13.91	267.85	2.69	46.52
Market Price Return	37.26	44.02	198.74	26.09	218.70	14.07	272.88	2.64	45.52

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

17

PIO	Management’s Discussion of Fund Performance
Invesco Global Water ETF (PIO)

As an index fund, the Invesco Global Water ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq OMX Global Water IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that are based on the securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains, and calculates the Index, which is comprised of securities of global exchange-listed companies located in the United States, as well as developed and emerging markets throughout the world, that create products designed to conserve and purify water for homes, businesses and industries. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 35.26%. On a net asset value (“NAV”) basis, the Fund returned 35.17%. During the same time period, the Index returned 35.22%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, which were largely offset by the lower realized tax on the dividends received by the Fund versus the tax rate applied to dividends in the Index.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 34.18%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 850 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based upon the market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the water utilities sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s security selection in the multi-utilities and electric utilities sub-industries.

For the fiscal year ended October 31, 2021, the industrial machinery sub-industry contributed most significantly to the Fund’s return, followed by the building products and multi-utilities sub-industries, respectively. The diversified support services sub- industry was the only detractor from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021 included Geberit AG, a building products company (portfolio average weight of 7.22%), and Ferguson Plc, a trading companies & distributors company (portfolio average weight of 6.20%). Positions that detracted most significantly from the Fund’s return included Itron, Inc., an electronic equipment & instruments company (portfolio average weight of 0.54%) and HomeServe Plc., a diversified support services company (portfolio average weight of 1.23%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Industrials	50.16
Utilities	23.78
Health Care	11.56
Materials	8.11
Information Technology	3.96
Sector Types Each Less Than 3%	2.23
Money Market Funds Plus Other Assets Less Liabilities	0.20

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Ecolab, Inc.	8.11
Danaher Corp.	7.91
Pentair PLC	7.88
Ferguson PLC	6.45
Geberit AG	6.39
Roper Technologies, Inc.	4.15
American Water Works Co., Inc.	3.93
Veolia Environnement S.A.	3.92
Waters Corp.	3.65
Xylem, Inc.	3.57
Total	55.96

*	Excluding money market fund holdings.

18

Invesco Global Water ETF (PIO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—NASDAQ OMX Global Water IndexSM	35.22%	22.35%	83.16%	16.07%	110.69%	10.85%	180.03%	5.44%	114.21%
MSCI EAFE® Index (Net)	34.18	11.54	38.77	9.79	59.55	7.37	103.58	3.19	57.02
Fund
NAV Return	35.17	22.13	82.15	15.87	108.85	10.86	180.41	5.10	104.58
Market Price Return	35.26	22.23	82.63	15.92	109.36	11.02	184.35	4.96	100.70

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

The Blended-Nasdaq OMX Global Water IndexSM performance is comprised of the performance of the Palisades Global Water Index, the Fund’s previous underlying index prior to the conversion date, March 1, 2012, followed by the performance of the Index, starting from the conversion date through October 31, 2021.

-	Net returns reflect reinvested dividends net of withholding taxes.

19

IPKW	Management’s Discussion of Fund Performance
Invesco International BuyBack AchieversTM ETF (IPKW)

As an index fund, the Invesco International BuyBack AchieversTM ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Nasdaq International BuyBack AchieversTM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (“Nasdaq” or the “Index Provider”) compiles, maintains, and calculates the Index, which is comprised of the securities of foreign companies that are classified as “International BuyBack AchieversTM” pursuant to the Index Provider’s proprietary selection methodology. To qualify as an “International BuyBack AchieverTM“, a company must have effected a net reduction of 5% or more of its outstanding shares in its latest fiscal year. Additionally, to be eligible for inclusion in the Index, a security must: (i) be included in the NASDAQ Global Ex-US Index (a broad-based index designed to track the performance of the global equity market and whose component securities are issued by companies located throughout the world, excluding the United States); (ii) have a minimum market capitalization of $250 million; and (iii) have a minimum three-month average daily dollar cash volume of $1 million. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 41.72%. On a net asset value (“NAV”) basis, the Fund returned 41.93%. During the same time period, the Index returned 42.91%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, which were compounded during a period of high return.

During this same time period, the MSCI ACWI ex USA® Index (Net) (the “Benchmark Index”) returned 29.66%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,350 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the developed and emerging equity markets outside of the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a modified market capitalization weighting methodology and selects stocks based on constituent companies engaging in stock buybacks, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the communication services sector and most underweight in the consumer staples sector during the fiscal year ended October 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight exposure to, and security selection in, the consumer discretionary and information technology sectors.

For the fiscal year ended October 31, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and consumer discretionary sectors, respectively. No sector detracted from Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021 included Wipro Ltd. ADR, an information technology company (no longer held at fiscal year-end) and Tokyo Electron Ltd.., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return included POSCO, a materials company (portfolio average weight of 1.21%) and Scout24 SE, a communication services company (portfolio average weight of 1.20%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Industrials	23.79
Financials	23.65
Communication Services	15.17
Materials	10.75
Consumer Discretionary	9.27
Energy	7.76
Real Estate	7.44
Sector Types Each Less Than 3%	1.50
Money Market Funds Plus Other Assets Less Liabilities	0.67

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Vivendi SE	5.10
abrdn PLC	5.05
Aroundtown S.A.	5.02
Brambles Ltd.	4.84
ACS Actividades de Construccion y Servicios S.A.	4.82
SoftBank Group Corp.	4.65
POSCO	4.54
Scout24 SE	4.20
CI Financial Corp.	2.80
Quilter PLC	2.77
Total	43.79

*	Excluding money market fund holdings.

20

Invesco International Buyback AchieversTM ETF (IPKW) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
NASDAQ International BuyBack Achievers™ Index (Net)	42.91%	15.58%	54.41%	12.35%	79.03%	10.44%	114.20%
MSCI ACWI ex USA® Index (Net)	29.66	12.00	40.50	9.77	59.40	5.54	51.27
Fund
NAV Return	41.93	14.85	51.50	11.68	73.77	9.73	103.79
Market Price Return	41.72	14.94	51.84	11.64	73.39	9.65	102.75

Fund Inception: February 27, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.55% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

21

CUT	Management’s Discussion of Fund Performance
Invesco MSCI Global Timber ETF (CUT)

As an index fund, the Invesco MSCI Global Timber ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI ACWI IMI Timber Select Capped Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI, Inc. (“MSCI” or the “Index Provider”) compiles, maintains, and calculates the Index, which is comprised of equity securities of companies in both developed and emerging markets throughout the world that are primarily engaged in the ownership and management of forests and timberlands and the production of finished products that use timber as a raw material. The securities in the Index are selected from a universe of securities that are included in the MSCI ACWI Investable Market Index and classified by the Global Industry Classification Standard to be in the sub-industries of forest products, paper products, paper packaging or specialized real estate investment trusts (“REITs”) classified as “timber” REITs. The constituents of the Index are weighted based on their free-float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 31.95%. On a net asset value (“NAV”) basis, the Fund returned 31.95%. During the same time period, the Index returned 32.26%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period, which were partially offset by the lower realized tax on the dividends received by the Fund versus the tax rate applied to dividends in the Index.

During this same time period, the MSCI World Index (Net) (the “Benchmark Index”) returned 40.42%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 1,561 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of equity markets in economically developed countries.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the paper packaging sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight in the paper packaging sub-industry.

For the fiscal year ended October 31, 2021, the paper packaging sub-industry contributed most significantly to the Fund’s return, followed by the paper products and forest products sub-industries, respectively. There were no detracting sub-industries from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021 included Avery Dennison Corporation, a paper packaging company (portfolio average weight of 5.11%) and Smurfit Kappa Group Plc, a paper packaging company (portfolio average weight of 4.64%).

Positions that detracted most significantly from the Fund’s return included Huhtamaki Oyj, a paper packaging company (portfolio average weight of 1.80%) and Sylvamo Corporation, a paper products company (portfolio average weight of 0.02%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Materials	90.64
Real Estate	8.94
Financials	0.28
Money Market Funds Plus Other Assets Less Liabilities	0.14

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Weyerhaeuser Co.	5.51
Avery Dennison Corp.	5.29
Amcor PLC	5.09
Packaging Corp. of America	4.89
WestRock Co.	4.81
Smurfit Kappa Group PLC	4.81
UPM-Kymmene OYJ	4.62
Mondi PLC	4.56
International Paper Co.	4.47
Stora Enso OYJ, Class R	3.64
Total	47.69

*	Excluding money market fund holdings.

22

Invesco MSCI Global Timber ETF (CUT) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—MSCI ACWI IMI Timber Select Capped Index (Net)	32.26%	11.72%	39.44%	10.76%	66.69%	10.14%	162.63%	5.54%	112.50%
MSCI World Index (Net)	40.42	18.20	65.16	15.45	105.12	12.19	215.97	7.15	162.62
Fund
NAV Return	31.95	11.71	39.40	10.77	66.76	9.74	153.39	4.73	90.66
Market Price Return	31.95	11.77	39.61	10.81	67.06	9.83	155.48	4.72	90.58

Guggenheim MSCI Global Timber ETF (the “Predecessor Fund”)

Fund Inception: November 9, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2023. According to the Fund’s current prospectus, the total gross annual operating expense ratio is indicated as 0.72% and the net annual operating expense ratio is indicated as 0.61%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

The Blended-MSCI ACWI IMI Timber Select Capped Index performance is comprised of the performance of the Beacon Global Timber Index, the Fund’s previous underlying index prior to the conversion date, May 20, 2016, followed by the performance of the Index, starting from the conversion date through October 31, 2021.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

23

GBLD	Management’s Discussion of Fund Performance
Invesco MSCI Green Building ETF (GBLD)

As an index fund, the Invesco MSCI Green Building ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the MSCI Global Green Building Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, MSCI Inc. (the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of companies that the index methodology has determined to provide exposure to the environment impact theme of “green building”. The index methodology defines “green building” to include the design, construction, redevelopment, retrofitting, or acquisition of green-certified properties to promote mechanisms for raising capacity for effective climate change mitigation and adaptation. The Index is composed of securities that are also components of the MSCI ACWI Investable Market Index (the “Parent Index”), an equity index composed of more than 8,700 securities of large-, mid- and small-capitalization companies located in both developed and emerging market countries around the world. Securities eligible for inclusion in the Index include American depositary receipts (“ADRs”), global depositary receipts (“GDRs”), and real estate investment trusts (“REITs”). Companies that derive 50% or more of their revenue from green building are eligible for inclusion in the Index. Such companies are evaluated for their level of involvement in, and strategic commitment to green building, based on the Index Provider’s internal environmental, social and governance (“ESG”) rating and score data. Once included in the Index, securities will remain constituents as long as the revenue they derive from green building does not fall below 40%. The Index weights its constituents by their free-float adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (April 22, 2021) through October 31, 2021, on a market price basis, the Fund returned (2.30)%. On a net asset value (“NAV”) basis, the Fund returned (2.74)%. During the same time period, the Index returned (2.70)%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI All Country World IMI-NR (the “Benchmark Index”) returned 7.14%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,979 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the office REITs sub-industry and most underweight in the diversified banks sub-industry during the fiscal period ended October 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the real estate development sub-industry and underweight in the systems software sub-industry.

For the fiscal period ended October 31, 2021, the office REITs sub-industry contributed most significantly to the Fund’s return, followed by the industrial REITs and department stores sub-industries, respectively. The real estate development sub- industry detracted most significantly from the Fund’s return, followed by the diversified real estate activities and diversified REITs sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended October 31, 2021 included Boston Properties, Inc., an office REITs company (portfolio average weight of 6.15%), and Meritage Homes Corporation, a homebuilding company (portfolio average weight of 1.40%). Positions that detracted most significantly from the Fund’s return included Sun Hung Kai Properties Ltd., a diversified real estate activities company (portfolio average weight of 5.37%), and China Evergrande Group, a real estate development company (portfolio average weight of 0.72%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Real Estate	94.33
Consumer Discretionary	5.63
Money Market Funds Plus Other Assets Less Liabilities	0.04

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Alexandria Real Estate Equities, Inc.	9.71
Sun Hung Kai Properties Ltd.	5.92
Boston Properties, Inc.	5.72
Nippon Building Fund, Inc.	3.27
Unibail-Rodamco-Westfield	3.03
Japan Real Estate Investment Corp.	2.57
CapitaLand Integrated Commercial Trust	2.42
Kilroy Realty Corp.	2.40
Vornado Realty Trust	2.36
Nippon Prologis REIT, Inc.	2.31
Total	39.71

*	Excluding money market fund holdings.

24

Invesco MSCI Green Building ETF (GBLD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2021

Fund Inception
Index	Cumulative
MSCI Global Green Building Index	(2.70)%
MSCI All Country World IMI-NR	7.14
Fund
NAV Return	(2.74)
Market Price Return	(2.30)

Fund Inception: April 22, 2021

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.39% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

25

CGW	Management’s Discussion of Fund Performance
Invesco S&P Global Water Index ETF (CGW)

As an index fund, the Invesco S&P Global Water Index ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P Global Water Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index, as well as American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities in the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains, and calculates the Index, which is designed to measure the performance of approximately 50 of the largest global companies in water-related businesses. To be eligible for inclusion in the Index, securities must be classified as being in either the water equipment and materials or water utilities and infrastructure segments pursuant to the Index methodology. Index constituents must have a minimum float-adjusted capitalization of $100 million and total market capitalization of $250 million. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 44.18%. On a net asset value (“NAV”) basis, the Fund returned 44.25%. During the same time period, the Index returned 44.81%. During the fiscal year, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 34.18%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 850 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the water utilities sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended October 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection within the industrial machinery and commodity chemicals sub-industries, respectively.

For the fiscal period ended October 31, 2021, the industrials sector contributed most significantly to the Fund’s return, followed by the utilities sector. There were no sectors that detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021 included Xylem, Inc., an industrials company (portfolio average weight of 9.23%), and Veolia Environnement SA, a utilities company (portfolio average weight of 5.33%). Positions that detracted most significantly from the Fund’s return included Cia de Saneamento Basico do Estado de Sao Paulo, ADR, a utilities company (portfolio average weight of 1.05%), and METAWATER Co. Ltd., an industrials company (portfolio average weight of 0.28%).

Industry Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Water Utilities	32.34
Machinery	29.96
Building Products	11.43
Multi-Utilities	9.15
Electronic Equipment, Instruments & Components	6.20
Commercial Services & Supplies	4.36
Industry Types Each Less Than 3%	6.50
Money Market Funds Plus Other Assets Less Liabilities	0.06

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
American Water Works Co., Inc.	9.50
Xylem, Inc.	8.98
Halma PLC	5.15
Veolia Environnement S.A.	5.06
Geberit AG	5.05
Pentair PLC	4.57
Essential Utilities, Inc.	4.30
United Utilities Group PLC	4.30
Severn Trent PLC	4.20
Tetra Tech, Inc.	3.71
Total	54.82

*	Excluding money market fund holdings.

26

Invesco S&P Global Water Index ETF (CGW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P Global Water Index (Net)	44.81%	24.65%	93.65%	17.32%	122.22%	13.80%	264.19%	8.80%	238.86%
MSCI EAFE® Index (Net)	34.18	11.54	38.77	9.79	59.55	7.37	103.58	3.08	55.18
Fund
NAV Return	44.25	24.25	91.83	16.97	118.94	13.44	253.03	8.36	219.17
Market Price Return	44.18	24.41	92.56	16.98	119.06	13.58	257.39	8.37	219.83

Guggenheim S&P Global Water Index ETF (the “Predecessor Fund”)

Fund Inception: May 14, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.57%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

27

IDHQ	Management’s Discussion of Fund Performance
Invesco S&P International Developed Quality ETF (IDHQ)

As an index fund, Invesco S&P International Developed Quality ETF (the “Fund) is passively managed and seeks to track the investment results (before fees and expenses) of the S&P Quality Developed ex-U.S. LargeMidCap Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is constructed from constituents of the S&P Developed ex-U.S. LargeMidCap (the “Parent Index”) that the Index Provider identifies as being of the highest quality—that is, stocks of companies that seek to generate higher revenue and cash flow than their counterparts through prudent use of assets and finances. The Parent Index is designed to measure the top 85% of float-adjusted market cap in each developed country, excluding the United States. In selecting constituent securities for the Index, the Index Provider calculates the quality score of each security in the Parent Index and selects the top 20% of securities with the highest quality scores based on a composite of the following three equally- weighted factors: (i) return-on-equity, calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share; (ii) accruals ratio, computed using the change of the company’s net operating assets over the last year divided by the company’s average net operating assets over the last two years; and (iii) financial leverage, calculated as the company’s latest total debt divided by the company’s book value. The Index is modified market-capitalization weighted, weighting component securities by multiplying their market capitalization and their quality score; securities with higher scores receive relatively greater weights. The Fund generally invests all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended October 31, 2021, on a market price basis, the Fund returned 28.85%. On a net asset value (“NAV”) basis, the Fund returned 28.24%. During the same time period, the Index returned 28.58%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned 34.18%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 850 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the markets of economically developed countries outside of the U.S.

The performance of the Fund differed from the Benchmark Index in part because the Fund employs a quality metric weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the financials sector during the fiscal year ended October 31, 2021. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight exposure to and security selection in the financials sector, as well as the Fund’s overweight exposure to and security selection in the consumer staples sector respectively.

For the fiscal year ended October 31, 2021, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and industrials sectors, respectively. The communication services sector was the only sector that detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2021 included ASML Holding N.V., an information technology company (portfolio average weight of 5.56%) and Novo Nordisk A/S Class B, a health care company (portfolio average weight of 3.07%). Positions that detracted most significantly from the Fund’s return included Nintendo Co., Ltd., a communication services company (portfolio average weight of 1.49%), and Prosus N.V. Cl. N, a consumer discretionary company (portfolio average weight of 0.73%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Health Care	24.56
Industrials	17.71
Information Technology	15.30
Consumer Staples	14.51
Financials	8.96
Materials	8.17
Consumer Discretionary	5.26
Communication Services	3.93
Sector Types Each Less Than 3%	1.45
Money Market Funds Plus Other Assets Less Liabilities	0.15

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
ASML Holding N.V.	5.90
Nestle S.A.	5.19
Roche Holding AG	5.09
Novo Nordisk A/S, Class B	3.49
SAP SE	2.79
AstraZeneca PLC	2.78
Unilever PLC	2.66
Sanofi	2.23
GlaxoSmithKline PLC	2.07
L’Oreal S.A.	1.99
Total	34.19
*	Excluding money market fund holdings.

28

Invesco S&P International Developed Quality ETF (IDHQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of October 31, 2021

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P Quality Developed ex-U.S. LargeMidCap Index (Net)	28.58%	16.54%	58.27%	12.51%	80.31%	9.58%	149.69%	4.47%	87.51%
MSCI EAFE® Index (Net)	34.18	11.54	38.77	9.79	59.55	7.37	103.58	3.19	57.02
Fund
NAV Return	28.24	16.32	57.38	12.36	79.09	9.21	141.23	3.73	69.39
Market Price Return	28.85	16.58	58.44	12.50	80.23	9.51	148.12	3.65	67.56

Fund Inception: June 13, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.29% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-

The Blended-S&P Quality Developed ex-U.S. LargeMidCap Index is comprised of the performance of the QSG Developed International Opportunities Index, the Fund’s previous underlying index from Fund inception through March 1, 2012, followed by the performance of S&P International Developed High Quality Rankings Index, the Fund’s underlying index for the period March 1, 2012 through the conversion date, March 18, 2016, followed by the performance of the Index, starting from the conversion date through October 31, 2021.

-	Net returns reflect reinvested dividends net of withholding taxes.

29

Invesco China Technology ETF (CQQQ)

October 31, 2021

Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-100.06%
Capital Markets-0.38%
Hithink RoyalFlush Information Network Co. Ltd., A Shares (China)	331,600	$5,845,607

Diversified Financial Services-0.00%
Zhengqi Holdings Co. Ltd., Rts., TBA (China)(b)(c)	122,862	0

Electrical Equipment-1.21%
East Group Co. Ltd., A Shares (China)	1,273,800	2,060,199
Qingdao TGOOD Electric Co. Ltd., A Shares (China)	641,818	2,640,768
Sieyuan Electric Co. Ltd., A Shares (China)	470,620	3,046,862
Suzhou Anjie Technology Co. Ltd., A Shares (China)	423,800	913,257
Suzhou Maxwell Technologies Co. Ltd., A Shares (China)	63,571	7,599,552
Topsec Technologies Group, Inc., A Shares (China)	725,900	2,093,997

		18,354,635

Electronic Equipment, Instruments & Components-9.58%
Avary Holding Shenzhen Co. Ltd., A Shares (China)	509,056	2,783,409
BOE Technology Group Co. Ltd., A Shares (China)	20,884,274	16,023,907
BOE Technology Group Co. Ltd., B Shares (China)	8,247,779	3,530,650
Chaozhou Three-Circle Group Co. Ltd., A Shares (China)	1,120,490	7,003,828
Guangzhou Shiyuan Electronic Technology Co. Ltd., A Shares (China)	146,660	1,741,778
Hengdian Group DMEGC Magnetics Co. Ltd., A Shares (China)	1,003,200	2,215,120
Leyard Optoelectronic Co. Ltd., A Shares (China)	1,568,300	2,306,143
Lingyi iTech Guangdong Co., A Shares (China)(b)	4,352,900	4,530,232
Maxscend Microelectronics Co. Ltd., A Shares (China)	183,729	8,877,091
OFILM Group Co. Ltd., A Shares (China)	1,661,973	1,942,643
Raytron Technology Co. Ltd., A Shares (China)	274,450	3,103,769
Shanghai Friendess Electronic Technology Corp. Ltd., A Shares (China)	56,607	3,375,385
Shengyi Technology Co. Ltd., A Shares (China)	1,413,119	4,913,334
Shennan Circuits Co. Ltd., A Shares (China)	108,964	1,512,552
Shenzhen Everwin Precision Technology Co. Ltd., A Shares (China)	740,780	1,622,949
Shenzhen Kinwong Electronic Co. Ltd., A Shares (China)	221,120	893,215
Sunny Optical Technology Group Co. Ltd. (China)(d)	2,123,645	57,383,637
Tianma Microelectronics Co. Ltd., A Shares (China)	1,423,427	2,738,172
Unisplendour Corp. Ltd., A Shares (China)	818,958	3,547,500

	Shares	Value
Electronic Equipment, Instruments & Components-(continued)
Universal Scientific Industrial Shanghai Co. Ltd., A Shares (China)	514,000	$1,114,859
Westone Information Industry, Inc., A Shares (China)	521,900	4,263,737
Wuhan Guide Infrared Co. Ltd., A Shares (China)	1,447,250	4,907,619
WUS Printed Circuit Kunshan Co. Ltd., A Shares (China)	1,169,810	1,871,901
Xiamen Meiya Pico Information Co. Ltd., A Shares (China)	497,580	1,197,433
Zhejiang Crystal-Optech Co. Ltd., A Shares (China)	857,670	2,110,903

		145,511,766

Entertainment-9.14%
Bilibili, Inc., ADR (China)(b)(d)	1,331,676	97,611,851
Hangzhou Shunwang Technology Co. Ltd., A Shares (China)	428,200	942,143
Tencent Music Entertainment Group, ADR (China)(b)	5,121,214	40,252,742

		138,806,736

Health Care Technology-0.17%
Winning Health Technology Group Co. Ltd., A Shares (China)	1,319,029	2,607,428

Interactive Media & Services-30.95%
Autohome, Inc., ADR (China)	536,374	21,106,317
Baidu, Inc., ADR (China)(b)	774,031	125,578,790
Hello Group, Inc., ADR (China)	1,375,616	17,126,419
JOYY, Inc., ADR (China)(d)	465,608	23,461,987
Kuaishou Technology (China)(b)(d)(e)	7,603,125	101,159,324
Tencent Holdings Ltd. (China)	2,520,073	155,823,026
Weibo Corp., ADR (China)(b)(d)	490,102	22,044,788
Zhihu, Inc., ADR (China)(b)	484,581	4,002,639

		470,303,290

Internet & Direct Marketing Retail-10.53%
Dada Nexus Ltd., ADR (China)(b)(d)	563,433	11,443,324
Meituan, B Shares (China)(b)(e)	4,284,469	148,487,649

		159,930,973

IT Services-6.80%
Beijing Sinnet Technology Co. Ltd., A Shares (China)	951,700	1,964,583
Beijing Ultrapower Software Co. Ltd., A Shares (China)(b)	1,209,400	1,067,790
China TransInfo Technology Co. Ltd., A Shares (China)	626,871	1,310,696
DHC Software Co. Ltd., A Shares (China) .	1,921,400	2,083,746
GDS Holdings Ltd., ADR (China)(b)(d)	1,010,424	60,019,186
Kingsoft Cloud Holdings Ltd., ADR (China)(b)(d)	814,320	18,704,930
Taiji Computer Corp. Ltd., A Shares (China)	357,573	1,556,730
TravelSky Technology Ltd., H Shares (China)	8,216,048	15,377,926
Wangsu Science & Technology Co. Ltd., A Shares (China)	1,512,945	1,295,601

		103,381,188

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco China Technology ETF (CQQQ)–(continued)

October 31, 2021

	Shares	Value
Machinery-0.68%
Han’s Laser Technology Industry Group Co. Ltd., A Shares (China)	470,100	$3,148,545
Wuxi Shangji Automation Co. Ltd., A Shares (China)	152,300	7,117,234

		10,265,779

Media-2.39%
China Literature Ltd. (China)(b)(d)(e)	3,517,086	24,482,451
Focus Media Information Technology Co. Ltd., A Shares (China)	9,052,419	10,411,421
People.cn Co. Ltd., A Shares (China)	682,000	1,396,121

		36,289,993

Metals & Mining-0.22%
Shenghe Resources Holding Co. Ltd., A Shares (China)	1,082,509	3,420,426

Real Estate Management & Development-0.09%
Shenzhen Huaqiang Industry Co. Ltd., A Shares (China)	598,975	1,366,561

Semiconductors & Semiconductor Equipment-15.33%
Advanced Micro-Fabrication Equipment, Inc., A Shares (China)	379,354	9,259,621
All Winner Technology Co. Ltd., A Shares (China)	175,023	1,736,473
Gigadevice Semiconductor Beijing, Inc., A Shares (China)	409,664	10,851,522
Hangzhou Silan Microelectronics Co. Ltd., A Shares (China)	809,200	7,798,254
Hua Hong Semiconductor Ltd. (China)(b)(d)(e)	4,318,946	21,763,928
Ingenic Semiconductor Co. Ltd., A Shares (China)	233,500	5,013,501
JCET Group Co. Ltd., A Shares (China)	1,097,500	5,301,162
LONGi Green Energy Technology Co. Ltd., A Shares (China)	3,338,404	50,963,181
Montage Technology Co. Ltd., A Shares (China)	697,554	7,096,208
National Silicon Industry Group Co. Ltd., A Shares (China)(b)	1,052,039	4,637,698
NAURA Technology Group Co. Ltd., A Shares (China)	306,257	17,767,242
Sanan Optoelectronics Co. Ltd., A Shares (China)	2,762,615	14,505,315
SG Micro Corp., A Shares (China)	144,775	7,330,036
Shenzhen Goodix Technology Co. Ltd., A Shares (China)	110,900	1,774,421
Shenzhen SC New Energy Technology Corp., A Shares (China)	191,418	3,427,355
StarPower Semiconductor Ltd., A Shares (China)	88,100	5,506,852
Tianjin Zhonghuan Semiconductor Co. Ltd., A Shares (China)	1,870,525	15,304,907
Tianshui Huatian Technology Co. Ltd., A Shares (China)	1,689,900	3,393,374
TongFu Microelectronics Co. Ltd., A Shares (China)	819,600	2,564,092
Unigroup Guoxin Microelectronics Co. Ltd., A Shares (China)	374,300	11,853,155

	Shares	Value
Semiconductors & Semiconductor Equipment-(continued)
Will Semiconductor Co. Ltd., A Shares (China)	374,159	$15,552,685
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., A Shares (China)	793,000	9,468,712

		232,869,694

Software-11.13%
Beijing E-Hualu Information Technology Co. Ltd., A Shares (China)	410,800	1,857,147
Beijing Kingsoft Office Software, Inc., A Shares (China)	284,315	13,119,018
Beijing Orient National Communication Science & Technology Co. Ltd., A Shares (China)(b)	714,000	984,089
Beijing Shiji Information Technology Co. Ltd., A Shares (China)	924,852	3,422,327
China National Software & Service Co. Ltd., A Shares (China)	305,000	2,440,267
Hundsun Technologies, Inc., A Shares (China)	901,535	8,875,456
Iflytek Co. Ltd., A Shares (China)	1,418,850	12,509,418
Kingdee International Software Group Co. Ltd. (China)(b)	18,710,265	61,813,950
Ming Yuan Cloud Group Holdings Ltd. (China)(d)	4,953,612	16,238,115
Newland Digital Technology Co. Ltd., A Shares (China)	636,600	1,500,153
NSFOCUS Technologies Group Co. Ltd., A Shares (China)	457,100	1,077,874
OneConnect Financial Technology Co. Ltd., ADR (China)(b)(d)	1,075,334	3,408,809
Sangfor Technologies, Inc., A Shares (China)	90,414	2,865,448
Shanghai 2345 Network Holding Group Co. Ltd., A Shares (China)(b)	2,050,400	644,024
Shanghai Baosight Software Co. Ltd., A Shares (China)	422,141	4,617,672
Shanghai Baosight Software Co. Ltd., B Shares (China)	3,406,824	13,617,075
Shenzhen Infogem Technologies Co. Ltd., A Shares (China)	435,800	899,617
Shenzhen Kingdom Sci-Tech Co. Ltd., A Shares (China)	580,700	1,150,638
Sinosoft Co. Ltd., A Shares (China)	130,820	512,707
Thunder Software Technology Co. Ltd., A Shares (China)	233,087	4,953,641
Tuya, Inc., ADR (China)(b)(d)	397,150	2,573,532
Yonyou Network Technology Co. Ltd., A Shares (China)	2,017,004	10,023,085

		169,104,062

Technology Hardware, Storage & Peripherals-1.46%
China Greatwall Technology Group Co. Ltd., A Shares (China)	1,805,946	3,795,723
Dawning Information Industry Co. Ltd., A Shares (China)	894,720	3,840,726
Inspur Electronic Information Industry Co. Ltd., A Shares (China)	896,558	4,354,386

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco China Technology ETF (CQQQ)–(continued)

October 31, 2021

	Shares	Value
Technology Hardware, Storage & Peripherals-(continued)
Legend Holdings Corp., H Shares (China)(e)	4,545,728	$7,993,979
Shenzhen Kaifa Technology Co. Ltd., A Shares (China)	962,517	2,226,064

		22,210,878

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.06% (Cost $1,525,503,315)		1,520,269,016

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-19.02%
Invesco Private Government Fund, 0.02%(f)(g)(h)	86,683,578	86,683,578

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(f)(g)(h)	202,180,811	$202,261,685

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $288,945,261)		288,945,263

TOTAL INVESTMENTS IN SECURITIES-119.08% (Cost $1,814,448,576)		1,809,214,279
OTHER ASSETS LESS LIABILITIES-(19.08)%		(289,876,084)

NET ASSETS-100.00%		$1,519,338,195

Investment Abbreviations:

ADR-American Depositary Receipt

Rts. -Rights

TBA -To Be Announced

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(d)	All or a portion of this security was out on loan at October 31, 2021.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $303,887,331, which represented 20.00% of the Fund’s Net Assets.

(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$332,658,312	$(332,658,312)	$-	$-	$-	$949
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	10,604,027	666,501,055	(590,421,504)	-	-	86,683,578	9,040	*
Invesco Private Prime Fund	15,906,040	1,077,083,234	(890,734,140)	2	6,549	202,261,685	114,628	*

Total	$26,510,067	$2,076,242,601	$(1,813,813,956)	$2	$6,549	$288,945,263	$124,617

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco China Technology ETF (CQQQ)–(continued)

October 31, 2021

This Fund has holdings greater than 10% of net assets in the following country:

China	100.06%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco DWA Developed Markets Momentum ETF (PIZ)

October 31, 2021

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.80%
Austria-0.54%
Verbund AG	12,997	$1,355,175

Belgium-1.19%
Sofina S.A.	3,660	1,619,669
Warehouses De Pauw C.V.A.	30,130	1,373,798

		2,993,467

Canada-9.95%
Bank of Nova Scotia (The)	22,369	1,464,258
Boyd Group Services, Inc.	40,048	7,760,501
Constellation Software, Inc.	3,901	6,844,932
Descartes Systems Group, Inc. (The)(a)	49,014	3,996,487
Open Text Corp.	30,115	1,514,557
Royal Bank of Canada(b)	15,601	1,621,331
Toronto-Dominion Bank (The)	25,957	1,881,309

		25,083,375

China-1.31%
SITC International Holdings Co. Ltd.	610,004	2,066,268
Xinyi Glass Holdings Ltd.	437,992	1,235,874

		3,302,142

Denmark-6.05%
Coloplast A/S, Class B	9,367	1,528,539
DSV A/S	7,146	1,662,455
Novo Nordisk A/S, Class B	37,668	4,126,964
Novozymes A/S, Class B	21,255	1,564,611
Royal Unibrew A/S	51,172	6,355,554

		15,238,123

Finland-1.18%
Sampo OYJ, Class A	55,648	2,962,340

France-4.19%
Dassault Systemes SE	24,571	1,432,546
Hermes International	922	1,462,303
LVMH Moet Hennessy Louis Vuitton SE	2,437	1,909,853
Sartorius Stedim Biotech	2,469	1,360,623
SOITEC(a)	9,771	2,598,463
Teleperformance	4,325	1,807,345

		10,571,133

Germany-8.19%
adidas AG	6,255	2,050,696
Bechtle AG	32,948	2,470,765
Carl Zeiss Meditec AG, BR(b)	6,251	1,258,350
Eckert & Ziegler Strahlen- und Medizintechnik AG	21,201	3,177,266
Evotec SE(a)	33,561	1,625,391
HelloFresh SE(a)	16,749	1,356,796
Nemetschek SE	63,412	7,279,651
Puma SE	11,357	1,410,233

		20,629,148

Hong Kong-0.92%
Techtronic Industries Co. Ltd.	113,032	2,326,302

Ireland-0.87%
Kingspan Group PLC	18,929	2,182,674

	Shares	Value
Israel-1.83%
Mizrahi Tefahot Bank Ltd.	47,988	$1,746,621
Nice Ltd.(a)	10,152	2,862,762

		4,609,383

Italy-5.35%
Amplifon S.p.A.	28,236	1,436,116
Interpump Group S.p.A.	23,887	1,762,257
Recordati Industria Chimica e Farmaceutica S.p.A.	96,811	6,063,312
Reply S.p.A.	21,745	4,220,073

		13,481,758

Japan-9.91%
Bandai Namco Holdings, Inc.	16,229	1,236,407
BayCurrent Consulting, Inc.	5,847	2,404,949
Daifuku Co. Ltd.	19,052	1,746,050
Daikin Industries Ltd.	5,242	1,144,252
Hoya Corp.	7,963	1,168,000
Keyence Corp.	2,520	1,514,100
Kikkoman Corp.(b)	15,423	1,260,621
Lasertec Corp.	26,621	5,843,663
MISUMI Group, Inc.	31,450	1,312,888
Nippon Yusen K.K.	14,314	1,026,867
Nomura Research Institute Ltd.	31,450	1,252,208
Rakus Co. Ltd.	117,132	3,692,958
Tokyo Electron Ltd.	2,939	1,362,211

		24,965,174

Luxembourg-0.94%
Eurofins Scientific SE	20,008	2,360,347

Netherlands-6.97%
ASM International N.V.(b)	12,705	5,754,703
ASML Holding N.V.	5,559	4,506,426
BE Semiconductor Industries N.V.	64,948	5,934,722
Koninklijke Ahold Delhaize N.V.	42,239	1,375,026

		17,570,877

New Zealand-3.50%
Mainfreight Ltd.	113,162	7,280,497
Xero Ltd.(a)	13,698	1,538,244

		8,818,741

Norway-1.14%
Nordic Semiconductor ASA(a)	43,976	1,299,635
TOMRA Systems ASA	24,379	1,571,221

		2,870,856

South Korea-1.09%
Ecopro BM Co. Ltd.	3,811	1,336,810
Samsung SDI Co. Ltd.	2,244	1,409,521

		2,746,331

Sweden-12.58%
AddLife AB, Class B(b)	39,865	1,630,155
AddTech AB, Class B	287,472	6,426,573
Atlas Copco AB, Class A(b)	21,408	1,375,436
Beijer Ref AB	74,847	1,537,290
Fastighets AB Balder, Class B(a)	67,886	4,918,050
Hexagon AB, Class B	134,601	2,162,769
Indutrade AB	77,726	2,261,597

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco DWA Developed Markets Momentum ETF (PIZ)–(continued)

October 31, 2021

	Shares	Value
Sweden-(continued)
Investor AB, Class B(b)	66,115	$1,523,451
Lifco AB, Class B	48,967	1,425,935
Nibe Industrier AB, Class B	264,527	3,937,798
Sinch AB(a)(c)	169,516	3,214,261
Swedish Match AB	144,940	1,275,492

		31,688,807

Switzerland-12.34%
Bachem Holding AG, Class B	2,657	2,140,139
Belimo Holding AG	5,752	3,348,907
Geberit AG	3,575	2,796,618
Givaudan S.A.	373	1,758,968
Kuehne + Nagel International AG, Class R	13,390	4,224,719
Lonza Group AG	2,332	1,915,622
Partners Group Holding AG	1,554	2,716,843
SGS S.A.	636	1,884,857
Sika AG(b)	5,760	1,954,145
Sonova Holding AG, Class A	5,230	2,165,263
STMicroelectronics N.V.	29,617	1,402,333
Straumann Holding AG, Class R	870	1,810,933
Tecan Group AG, Class R	2,516	1,541,953
VAT Group AG(c)	3,004	1,437,317

		31,098,617

United Kingdom-9.19%
Croda International PLC(b)	31,854	4,129,732
Dechra Pharmaceuticals PLC	20,386	1,430,740
Diageo PLC	28,565	1,422,128
Diploma PLC	45,609	1,878,059
Halma PLC	86,020	3,492,554

	Shares	Value
United Kingdom-(continued)
JD Sports Fashion PLC	177,784	$2,651,430
Persimmon PLC	37,342	1,392,787
Rightmove PLC	245,579	2,327,444
Spirax-Sarco Engineering PLC	20,675	4,422,501

		23,147,375

United States-0.57%
Ferguson PLC	9,605	1,447,609

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.80% (Cost $220,460,255)		251,449,754

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.41%
Invesco Private Government Fund, 0.02%(d)(e)(f)	2,574,626	2,574,626
Invesco Private Prime Fund, 0.11%(d)(e)(f)	6,005,058	6,007,460

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $8,582,086)		8,582,086

TOTAL INVESTMENTS IN SECURITIES-103.21% (Cost $229,042,341)		260,031,840
OTHER ASSETS LESS LIABILITIES-(3.21)%		(8,080,400)

NET ASSETS-100.00%		$251,951,440

Investment Abbreviations:

BR-Bearer Shares

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2021.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $4,651,578, which represented 1.85% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2021	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$16,929,322	$(16,929,322)	$-	$-	$-	$17

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco DWA Developed Markets Momentum ETF (PIZ)–(continued)

October 31, 2021

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2021	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$2,198,622	$30,340,219	$(29,964,215)	$-	$-	$2,574,626	$525	*
Invesco Private Prime Fund	3,297,934	46,413,536	(43,704,270)	(20)	280	6,007,460	6,291	*

Total	$5,496,556	$93,683,077	$(90,597,807)	$(20)	$280	$8,582,086	$6,833

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco DWA Emerging Markets Momentum ETF (PIE)

October 31, 2021

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.99%
Brazil-3.95%
Braskem S.A., ADR(a)	55,462	$1,074,299
Embraer S.A., ADR(a)	88,554	1,375,243
Eneva S.A.(a)	435,800	1,113,273
Petro Rio S.A.(a)	660,000	2,747,951
TOTVS S.A.	172,300	1,001,339
WEG S.A.	179,800	1,180,167

		8,492,272

China-23.76%
Aluminum Corp. of China Ltd., H Shares(a)(b)	1,754,000	1,048,470
ANTA Sports Products Ltd.	295,824	4,624,241
China Coal Energy Co. Ltd., H Shares(b)	1,745,000	1,063,279
China Hongqiao Group Ltd.(b)	826,500	919,036
China Longyuan Power Group Corp. Ltd., H Shares	668,065	1,561,299
China Meidong Auto Holdings Ltd.	1,262,291	6,555,628
China Mengniu Dairy Co. Ltd.(a)	184,000	1,172,020
China Merchants Bank Co. Ltd., H Shares	227,778	1,919,366
China Resources Beer Holdings Co. Ltd.	343,375	2,847,094
China Resources Power Holdings Co. Ltd.	474,000	1,224,751
COSCO SHIPPING Holdings Co. Ltd., H Shares(a)(b)	1,546,947	2,402,237
Li Ning Co. Ltd.(b)	420,460	4,675,351
Pharmaron Beijing Co. Ltd., H Shares(b)(c)	64,425	1,403,775
Sany Heavy Equipment International Holdings Co. Ltd.	2,407,000	2,760,034
Shenzhou International Group Holdings Ltd.	225,209	4,857,929
Silergy Corp.	21,302	3,508,393
Sunny Optical Technology Group Co. Ltd.(b)	41,225	1,113,953
WuXi AppTec Co. Ltd., H Shares(c)	86,255	1,843,953
Xinjiang Goldwind Science & Technology Co. Ltd., H Shares	509,800	1,142,930
Yanzhou Coal Mining Co. Ltd., H Shares(b)	648,000	961,290
Zhongsheng Group Holdings Ltd.(b)	188,950	1,708,773
Zijin Mining Group Co. Ltd., H Shares	1,260,000	1,755,793

		51,069,595

Hungary-0.67%
OTP Bank Nyrt(a)	23,855	1,434,063

India-3.50%
HDFC Bank Ltd., ADR	26,138	1,879,584
ICICI Bank Ltd., ADR	59,948	1,267,900
Infosys Ltd., ADR	55,197	1,229,789
Tata Motors Ltd., ADR(a)(b)	65,326	2,062,995
Wipro Ltd., ADR	119,973	1,074,958

		7,515,226

Indonesia-2.40%
PT Merdeka Copper Gold Tbk(a)	12,587,686	2,807,629
PT Sarana Menara Nusantara Tbk	12,083,200	989,343
PT Tower Bersama Infrastructure Tbk	6,535,847	1,356,301

		5,153,273

Malaysia-5.23%
Frontken Corp. Bhd.	6,626,600	6,096,920
Malaysian Pacific Industries Bhd.	209,200	2,408,755

	Shares	Value
Malaysia-(continued)
Press Metal Aluminium Holdings Bhd.	847,600	$1,138,048
VS Industry Bhd.	4,179,300	1,594,614

		11,238,337

Mexico-2.81%
Alsea S.A.B. de C.V.(a)(b)	558,700	1,175,438
Banco del Bajio S.A.(b)(c)	624,500	1,174,947
Cemex S.A.B. de C.V., ADR(a)	164,266	1,056,230
Controladora Vuela Cia de Aviacion S.A.B. de C.V., Class A(a)	817,685	1,490,644
Grupo Elektra S.A.B. de C.V.(b)	14,936	1,149,453

		6,046,712

South Africa-5.15%
Capitec Bank Holdings Ltd.	8,782	986,114
Clicks Group Ltd.	182,901	3,355,271
Foschini Group Ltd. (The)(a)	122,491	1,045,203
Motus Holdings Ltd.	228,860	1,534,717
MTN Group Ltd.(a)	159,429	1,436,749
Sasol Ltd., ADR(a)(b)	80,573	1,350,403
Transaction Capital Ltd.	470,313	1,363,908

		11,072,365

Taiwan-49.24%
AP Memory Technology Corp.	468,000	9,054,210
ASMedia Technology, Inc.	39,000	2,278,979
Chailease Holding Co. Ltd.	227,250	2,173,742
Delta Electronics, Inc.	122,000	1,074,851
E.Sun Financial Holding Co. Ltd.	2,158,000	2,060,338
Elite Material Co. Ltd.	465,000	4,021,522
Eternal Materials Co. Ltd.	924,000	1,222,763
Feng Hsin Steel Co. Ltd.	386,000	1,086,855
First Financial Holding Co. Ltd.	1,355,000	1,115,828
Giant Manufacturing Co. Ltd.	95,000	1,101,732
Global Unichip Corp.	65,000	1,397,774
Great Wall Enterprise Co. Ltd.	805,130	1,554,758
Greatek Electronics, Inc.	635,000	1,815,362
Kings Town Bank Co. Ltd.	1,485,000	2,216,139
Kinsus Interconnect Technology Corp.	281,000	2,465,577
Lien Hwa Industrial Holdings Corp.	1,816,900	3,645,757
Lite-On Technology Corp.	711,000	1,567,301
Lotes Co. Ltd.	127,000	2,639,697
Mega Financial Holding Co. Ltd.	1,075,000	1,291,152
Merida Industry Co. Ltd.	105,000	1,091,213
momo.com, Inc.	48,400	3,115,450
Nan Ya Printed Circuit Board Corp.	301,000	5,309,186
Powertech Technology, Inc.	304,000	1,064,768
Qisda Corp.	1,757,000	1,958,646
Realtek Semiconductor Corp.	153,000	2,745,456
Ruentex Development Co. Ltd.	647,000	1,649,578
Ruentex Industries Ltd.	279,800	1,091,691
Sigurd Microelectronics Corp.	509,000	1,072,600
Sinbon Electronics Co. Ltd.	656,000	5,425,679
Taishin Financial Holding Co. Ltd.	1,885,000	1,237,077
Taiwan Semiconductor Manufacturing Co. Ltd.	204,680	4,342,600
Tatung Co. Ltd.(a)	919,000	1,136,832
Topco Scientific Co. Ltd.	821,000	4,074,222
TXC Corp.	494,000	1,820,846

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco DWA Emerging Markets Momentum ETF (PIE)–(continued)

October 31, 2021

	Shares	Value
Taiwan-(continued)
Unimicron Technology Corp.	621,000	$4,242,947
United Microelectronics Corp.	1,042,000	2,173,292
Voltronic Power Technology Corp.	81,000	4,733,265
Walsin Lihwa Corp.	1,580,000	1,474,405
Wan Hai Lines Ltd.	542,800	3,123,074
Wiwynn Corp.	92,000	2,941,115
WPG Holdings Ltd.	848,000	1,582,653
Yulon Finance Corp.	766,000	4,641,423

		105,832,355

Thailand-3.28%
Banpu PCL, NVDR	3,055,228	1,049,638
Carabao Group PCL, NVDR	339,100	1,267,186
Dohome PCL, NVDR	2,360,139	1,699,912
Hana Microelectronics PCL, NVDR	479,000	1,154,824
KCE Electronics PCL, NVDR	721,051	1,890,499

		7,062,059

Total Common Stocks & Other Equity Interests (Cost $186,149,650)		214,916,257

Money Market Funds-0.05%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $121,401)	121,401	121,401

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.04% (Cost $186,271,051)		215,037,658

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-5.29%
Invesco Private Government Fund, 0.02%(d)(e)(f)	3,409,998	$3,409,998
Invesco Private Prime Fund, 0.11%(d)(e)(f)	7,953,481	7,956,662

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,366,660)		11,366,660

TOTAL INVESTMENTS IN SECURITIES-105.33% (Cost $197,637,711)		226,404,318
OTHER ASSETS LESS LIABILITIES-(5.33)%		(11,460,784)

NET ASSETS-100.00%		$214,943,534

Investment Abbreviations:

ADR-American Depositary Receipt

NVDR-Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2021.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $4,422,675, which represented 2.06% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$23,890,881	$(23,769,480)	$-	$ -	$121,401	$46

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco DWA Emerging Markets Momentum ETF (PIE)–(continued)

October 31, 2021

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income

Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	$777,304	$20,953,101	$(18,320,407)	$-	$-	$3,409,998	$220	*
Invesco Private Prime Fund	1,165,956	36,238,269	(29,447,609)	-	46	7,956,662	2,517	*

Total	$1,943,260	$81,082,251	$(71,537,496)	$-	$46	$11,488,061	$2,783

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)

October 31, 2021

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.58%
Australia-5.15%
AGL Energy Ltd.	62,101	$266,804
AMP Ltd.(a)(b)	232,327	188,461
Ampol Ltd.	14,914	342,218
APA Group	49,413	304,336
Aristocrat Leisure Ltd.	14,884	521,853
Aristocrat Leisure Ltd., Rts., expiring 11/30/2021(a)	540	1,918
ASX Ltd.	5,907	368,339
Aurizon Holdings Ltd.	163,642	414,212
Australia & New Zealand Banking Group Ltd.	118,434	2,503,216
Bank of Queensland Ltd.	43,461	287,263
Bendigo & Adelaide Bank Ltd.	39,468	274,211
BHP Group Ltd.	183,763	5,048,933
BHP Group PLC	125,947	3,340,623
BlueScope Steel Ltd.	39,956	618,826
Boral Ltd.(a)	23,651	113,336
Brambles Ltd.	97,603	736,029
Challenger Ltd.	57,216	298,246
Coles Group Ltd.	66,516	856,317
Commonwealth Bank of Australia	55,885	4,393,967
Computershare Ltd.	26,579	374,515
Crown Resorts Ltd.(a)(b)	27,350	204,604
CSL Ltd.	6,370	1,437,697
Dexus	79,784	651,393
Endeavour Group Ltd.	39,325	200,852
Fortescue Metals Group Ltd.	47,302	494,913
Glencore PLC	720,286	3,606,233
Goodman Group	46,058	757,612
GPT Group (The)	128,618	498,482
Incitec Pivot Ltd.	138,131	310,213
Insurance Australia Group Ltd.	157,795	568,895
JB Hi-Fi Ltd.	6,640	251,809
Lendlease Corp. Ltd.	33,759	265,228
Macquarie Group Ltd.	13,201	1,961,538
Medibank Pvt Ltd.	156,023	389,067
Metcash Ltd.(b)	88,096	269,307
Mirvac Group	309,237	654,996
National Australia Bank Ltd.	128,816	2,777,799
Newcrest Mining Ltd.	34,693	648,582
Oil Search Ltd.	146,434	471,842
Orica Ltd.	23,909	271,705
Origin Energy Ltd.	147,998	561,365
Qantas Airways Ltd.(a)	94,891	381,309
QBE Insurance Group Ltd.	86,139	765,389
Ramsay Health Care Ltd.	9,001	476,085
Rio Tinto Ltd.	22,305	1,512,654
Rio Tinto PLC	67,338	4,209,508
Santos Ltd.	92,794	486,489
Scentre Group	372,312	844,524
SEEK Ltd.	8,983	220,631
Sonic Healthcare Ltd.	21,422	644,085
South32 Ltd.	356,119	954,907
Star Entertainment Group Ltd. (The)(a)	81,084	222,902
Stockland	174,510	596,389
Suncorp Group Ltd.	63,679	560,559
Tabcorp Holdings Ltd.	113,697	423,573

	Shares	Value
Australia-(continued)
Telstra Corp. Ltd.	519,810	$1,491,440
Transurban Group	113,134	1,142,063
Treasury Wine Estates Ltd.	37,085	320,884
Vicinity Centres(b)	367,911	476,683
Wesfarmers Ltd.	34,460	1,481,797
Westpac Banking Corp.	161,152	3,107,130
Whitehaven Coal Ltd.(a)	200,513	393,080
Woodside Petroleum Ltd.	69,611	1,216,145
Woolworths Group Ltd.	39,325	1,124,769
Worley Ltd.	27,546	223,864

		61,784,614

Austria-0.47%
ANDRITZ AG	6,699	379,714
BAWAG Group AG(c)	4,887	307,941
Erste Group Bank AG	36,444	1,564,687
Mondi PLC	41,489	1,037,897
OMV AG	19,288	1,169,623
Raiffeisen Bank International AG	16,350	478,702
voestalpine AG	11,816	449,057
Wienerberger AG	8,620	305,450

		5,693,071

Belgium-0.92%
Ageas S.A./N.V.	12,825	624,837
Anheuser-Busch InBev S.A./N.V.	78,796	4,811,923
Etablissements Franz Colruyt N.V.	4,409	216,542
Groupe Bruxelles Lambert S.A.	4,994	579,376
KBC Group N.V.(b)	23,798	2,218,643
Proximus SADP	21,375	402,830
Solvay S.A., Class A	7,093	843,821
UCB S.A.	5,605	668,747
Umicore S.A.	10,972	629,535

		10,996,254

Brazil-0.07%
Yara International ASA	15,736	819,977

Canada-10.93%
Agnico Eagle Mines Ltd.	7,747	410,553
Air Canada(a)	27,149	486,012
Algonquin Power & Utilities Corp.	24,807	357,030
Alimentation Couche-Tard, Inc., Class B	59,917	2,243,836
Allied Properties REIT	9,115	314,508
AltaGas Ltd.	18,874	390,103
ARC Resources Ltd.	91,263	873,940
Atco Ltd., Class I	7,191	243,655
Bank of Montreal(b)	55,809	6,049,821
Bank of Nova Scotia (The)	119,854	7,845,552
Barrick Gold Corp.	88,512	1,621,643
BCE, Inc.	29,208	1,501,224
Brookfield Asset Management Reinsurance Partners Ltd., Class A	614	37,765
Brookfield Asset Management, Inc., Class A	89,527	5,396,682
CAE, Inc.(a)	9,905	299,895
Cameco Corp.	18,679	453,130
Canadian Apartment Properties REIT	10,491	511,453
Canadian Imperial Bank of Commerce	42,136	5,104,726
Canadian National Railway Co.	23,117	3,067,471

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2021

	Shares	Value
Canada-(continued)
Canadian Natural Resources Ltd.	109,954	$4,665,871
Canadian Pacific Railway Ltd.	13,839	1,069,451
Canadian Tire Corp. Ltd., Class A(b)	5,092	722,094
Canadian Utilities Ltd., Class A(b)	12,927	373,872
Capital Power Corp.	9,650	316,464
CCL Industries, Inc., Class B	5,571	304,044
Cenovus Energy, Inc.(b)	114,744	1,370,022
CGI, Inc., Class A(a)	10,805	963,737
CI Financial Corp.	25,869	588,942
Constellation Software, Inc.	182	319,348
Crescent Point Energy Corp.	162,478	815,306
Emera, Inc.(b)	20,948	973,084
Empire Co. Ltd., Class A	15,845	472,966
Enbridge, Inc.	165,206	6,909,184
Fairfax Financial Holdings Ltd.	2,996	1,211,524
Finning International, Inc.	9,846	291,039
First Capital REIT	23,564	336,099
Fortis, Inc.	37,014	1,645,033
Franco-Nevada Corp.	3,354	477,821
George Weston Ltd.	5,222	563,338
Gibson Energy, Inc.	16,090	323,734
Gildan Activewear, Inc.	10,963	402,064
Great-West Lifeco, Inc.	26,161	768,442
H&R REIT	26,531	364,078
Hydro One Ltd.(c)	25,538	609,220
iA Financial Corp., Inc.	5,924	349,882
Imperial Oil Ltd.	27,580	932,275
Intact Financial Corp.	6,960	931,575
Inter Pipeline Ltd.	9,817	149,209
Keyera Corp.(b)	22,069	564,744
Kinross Gold Corp.	86,226	517,544
Linamar Corp.	4,016	220,539
Loblaw Cos. Ltd.	17,827	1,338,661
Magna International, Inc.	25,880	2,101,843
Manulife Financial Corp.	197,640	3,844,218
MEG Energy Corp.(a)	56,235	503,123
Methanex Corp.	6,646	297,248
Metro, Inc.	16,453	826,532
National Bank of Canada(b)	24,050	1,987,950
Northland Power, Inc.	5,998	192,538
Nutrien Ltd.	42,777	2,985,124
Onex Corp.	4,242	315,630
Open Text Corp.	9,612	483,411
Parkland Corp.	9,922	288,243
Pembina Pipeline Corp.	47,402	1,566,746
Power Corp. of Canada(b)	65,758	2,186,717
Quebecor, Inc., Class B	9,553	243,073
Restaurant Brands International, Inc.	8,054	455,281
RioCan REIT	39,139	703,810
Rogers Communications, Inc., Class B	30,304	1,407,203
Royal Bank of Canada(b)	101,570	10,555,643
Saputo, Inc.	11,559	275,652
Shaw Communications, Inc., Class B	48,064	1,381,954
SmartCentres REIT(b)	12,534	315,385
SNC-Lavalin Group, Inc.	11,998	322,225
Sun Life Financial, Inc.	40,436	2,300,795
Suncor Energy, Inc.	224,423	5,893,242
TC Energy Corp.	69,462	3,751,749
Teck Resources Ltd., Class B	50,290	1,401,328
TELUS Corp.	32,261	738,889

	Shares	Value
Canada-(continued)
TFI International, Inc.	3,443	$381,173
Thomson Reuters Corp.	7,356	883,456
TMX Group Ltd.	2,318	250,566
Toronto-Dominion Bank (The)	134,801	9,770,095
Tourmaline Oil Corp.	16,997	613,348
TransAlta Corp.	28,671	321,047
Vermilion Energy, Inc.(a)	62,302	674,513
West Fraser Timber Co. Ltd.	3,203	256,049
Wheaton Precious Metals Corp.	9,886	398,455
Whitecap Resources, Inc.	64,263	385,200
WSP Global, Inc.	4,552	616,139
Yamana Gold, Inc.	48,311	189,417

		131,135,215

Chile-0.04%
Antofagasta PLC(b)	12,421	242,707
Lundin Mining Corp.	29,496	256,280

		498,987

China-0.26%
AAC Technologies Holdings, Inc.(b)	49,771	217,215
BOC Hong Kong Holdings Ltd.	193,483	614,346
Lenovo Group Ltd.	983,030	1,069,081
Prosus N.V.(b)	2,370	209,020
Tingyi Cayman Islands Holding Corp.(b)	134,000	250,807
Wilmar International Ltd.	178,531	571,935
Xinyi Glass Holdings Ltd.	77,000	217,269

		3,149,673

Denmark-1.19%
AP Moller - Maersk A/S, Class A	316	866,151
AP Moller - Maersk A/S, Class B	435	1,258,305
Carlsberg A/S, Class B	4,373	722,104
Chr. Hansen Holding A/S(b)	2,603	207,322
Coloplast A/S, Class B	2,541	414,649
Danske Bank A/S	71,800	1,216,334
DSV A/S	3,679	855,887
ISS A/S(a)	33,766	672,867
Jyske Bank A/S(a)	5,862	286,336
Novo Nordisk A/S, Class B	43,326	4,746,864
Novozymes A/S, Class B	4,765	350,758
Orsted A/S(c)	4,393	620,508
Pandora A/S	5,540	774,420
Tryg A/S	9,857	233,915
Vestas Wind Systems A/S	24,166	1,046,209

		14,272,629

Finland-1.47%
Elisa OYJ	6,863	414,425
Fortum OYJ	35,188	1,046,538
Huhtamaki OYJ	5,767	251,338
Kesko OYJ, Class B	19,473	633,012
Kone OYJ, Class B	13,131	895,948
Neste OYJ	11,595	646,629
Nokia OYJ(a)	589,633	3,391,295
Nokian Renkaat OYJ(b)	11,094	415,969
Nordea Bank Abp	354,508	4,338,032
Orion OYJ, Class B(b)	5,419	234,729
Outokumpu OYJ(a)	62,323	389,466
Sampo OYJ, Class A	34,706	1,847,523
Stora Enso OYJ, Class R	43,129	717,721

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2021

	Shares	Value
Finland-(continued)
UPM-Kymmene OYJ	42,880	$1,514,491
Valmet OYJ	7,248	294,410
Wartsila OYJ Abp	48,742	676,599

		17,708,125

France-10.22%
Accor S.A.(a)	12,734	455,503
Aeroports de Paris(a)(b)	2,136	284,020
Air France-KLM(a)(b)	149,822	705,663
Air Liquide S.A.	20,941	3,495,510
Airbus SE(a)	25,316	3,240,244
Alstom S.A.	13,792	491,274
Amundi S.A.(c)	3,553	316,807
Arkema S.A.	6,829	934,119
Atos SE	10,072	524,279
AXA S.A.	208,847	6,080,879
BNP Paribas S.A.	116,561	7,810,148
Bouygues S.A.	32,009	1,296,485
Bureau Veritas S.A.	14,158	449,914
Capgemini SE	7,344	1,710,818
Carrefour S.A.	120,957	2,191,349
Casino Guichard Perrachon S.A.(a)(b)	8,391	209,067
Cie de Saint-Gobain	53,567	3,692,151
Cie Generale des Etablissements Michelin S.C.A.	16,966	2,664,322
CNP Assurances(b)	13,844	347,014
Covivio	4,409	381,654
Credit Agricole S.A.	169,178	2,552,989
Danone S.A.	42,556	2,775,123
Dassault Systemes SE	7,500	437,267
Edenred	5,577	301,853
Eiffage S.A.	10,397	1,070,361
Electricite de France S.A.	101,942	1,501,789
Elis S.A.(a)	15,128	286,938
ENGIE S.A.	201,290	2,864,267
EssilorLuxottica S.A.	10,549	2,183,982
Eurazeo SE	2,870	269,192
Eutelsat Communications S.A.	24,760	351,865
Faurecia SE	18,606	970,008
Gecina S.A.	3,898	546,052
Getlink SE	16,355	251,443
Hermes International	345	547,174
ICADE	3,514	275,714
Kering S.A.	2,055	1,541,517
Klepierre S.A.	28,386	675,390
Korian S.A.	5,762	192,041
Legrand S.A.	10,687	1,165,517
L’Oreal S.A.	5,819	2,659,610
LVMH Moet Hennessy Louis Vuitton SE	5,720	4,482,708
Orange S.A.	261,423	2,854,389
Orpea S.A.	2,305	240,605
Pernod Ricard S.A.	8,135	1,870,608
Publicis Groupe S.A.	20,217	1,355,572
Renault S.A.(a)	64,375	2,313,908
Rexel S.A.	25,200	500,432
Rubis S.C.A.	8,210	263,084
Safran S.A.	12,870	1,728,279
Sanofi	84,281	8,429,885
Schneider Electric SE	23,179	3,994,081
SCOR SE	13,508	454,895

	Shares	Value
France-(continued)
SEB S.A.(b)	1,547	$242,223
Societe Generale S.A.	138,870	4,633,998
Sodexo S.A.(a)	9,180	892,379
SPIE S.A.	11,181	271,724
Suez S.A.	43,448	989,766
Teleperformance	1,370	572,500
Thales S.A.	6,850	631,478
TotalEnergies SE	294,914	14,801,723
Ubisoft Entertainment S.A.(a)(b)	2,705	141,586
Unibail-Rodamco-Westfield(a)(b)	31,939	2,284,586
Valeo	33,948	995,123
Veolia Environnement S.A.	65,567	2,142,021
Vinci S.A.	38,938	4,162,287
Vivendi SE	44,470	573,040
Worldline S.A.(a)(c)	3,083	179,746

		122,703,938

Germany-10.11%
adidas AG	5,373	1,761,533
Allianz SE	35,718	8,314,471
Aroundtown S.A.	78,730	547,573
Aurubis AG	3,485	301,025
BASF SE	92,764	6,685,833
Bayer AG	112,617	6,342,971
Bayerische Motoren Werke AG	50,399	5,088,210
Bayerische Motoren Werke AG, Preference Shares	8,621	734,282
Beiersdorf AG	3,299	350,853
Brenntag SE	10,477	997,120
Commerzbank AG(a)	231,525	1,692,261
Continental AG(a)	14,547	1,709,041
Covestro AG(c)	18,018	1,155,164
Daimler AG	106,445	10,561,758
Deutsche Bank AG(a)(b)	356,504	4,598,444
Deutsche Boerse AG	6,095	1,012,874
Deutsche Lufthansa AG(a)	131,948	872,205
Deutsche Post AG	74,970	4,643,346
Deutsche Telekom AG	347,853	6,472,249
Deutsche Wohnen SE	3,346	171,498
E.ON SE	253,039	3,211,169
Evonik Industries AG	20,489	664,380
Fraport AG Frankfurt Airport Services Worldwide(a)	4,197	299,676
Freenet AG	14,278	368,137
Fresenius Medical Care AG & Co. KGaA	18,927	1,258,563
Fresenius SE & Co. KGaA	53,839	2,446,414
Fuchs Petrolub SE	1,597	58,807
Fuchs Petrolub SE, Preference Shares	3,336	159,983
GEA Group AG	11,937	588,343
Hannover Rueck SE	5,648	1,032,712
HeidelbergCement AG	18,913	1,425,725
Hella GmbH & Co. KGaA	3,826	265,658
Henkel AG & Co. KGaA	6,816	568,712
Henkel AG & Co. KGaA, Preference Shares	11,582	1,037,146
HOCHTIEF AG	3,614	278,960
HUGO BOSS AG	9,357	585,383
Infineon Technologies AG	26,782	1,251,982
K+S AG	42,506	732,687
KION Group AG	4,607	503,289
Knorr-Bremse AG	3,052	321,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2021

	Shares	Value
Germany-(continued)
LANXESS AG	7,553	$509,234
LEG Immobilien SE	3,319	494,134
Merck KGaA	4,359	1,030,078
METRO AG	30,583	386,837
MTU Aero Engines AG	1,904	423,825
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen, Class R	13,755	4,078,187
Porsche Automobil Holding SE, Preference Shares	8,998	935,290
ProSiebenSat.1 Media SE	21,278	356,678
Rheinmetall AG	4,631	449,318
RWE AG	61,503	2,367,972
SAP SE	36,282	5,261,857
Siemens AG	48,141	7,815,168
Siemens Energy AG(a)	32,652	937,862
Siemens Healthineers AG(c)	7,693	511,551
Sixt SE(a)(b)	1,032	177,829
Sixt SE, Preference Shares	1,278	126,600
Symrise AG	3,250	449,635
TAG Immobilien AG	7,337	223,137
Telefonica Deutschland Holding AG	120,160	313,291
thyssenkrupp AG(a)	91,948	956,811
TUI AG(a)(b)	208,944	702,564
Uniper SE	10,234	452,533
United Internet AG	7,994	294,924
Vitesco Technologies Group AG(a)	2,905	166,746
Volkswagen AG	5,467	1,776,534
Volkswagen AG, Preference Shares	31,421	7,047,678
Vonovia SE	27,304	1,657,609
Zalando SE(a)(c)	3,781	356,959

		121,333,178

Hong Kong-1.14%
AIA Group Ltd.	425,671	4,807,168
CK Asset Holdings Ltd.	110,067	679,867
CK Hutchison Holdings Ltd.	126,026	848,106
CLP Holdings Ltd.	62,652	613,307
Hang Seng Bank Ltd.	35,383	673,178
Henderson Land Development Co. Ltd.(b)	50,482	211,557
Hong Kong & China Gas Co. Ltd. (The)	378,818	589,236
Hong Kong Exchanges & Clearing Ltd.	11,036	667,916
Jardine Matheson Holdings Ltd.	6,133	355,285
Link REIT	103,186	915,258
MTR Corp. Ltd.	69,687	379,832
New World Development Co. Ltd.	69,366	300,950
Power Assets Holdings Ltd.	54,508	332,483
Sun Hung Kai Properties Ltd.	61,349	816,246
Swire Pacific Ltd., Class A	21,915	137,901
Swire Pacific Ltd., Class B	42,703	44,904
Techtronic Industries Co. Ltd.	22,842	470,109
WH Group Ltd.	683,385	479,658
Wharf Real Estate Investment Co. Ltd.(b)	59,553	336,079

		13,659,040

Ireland-0.50%
AIB Group PLC(a)	104,594	283,721
Bank of Ireland Group PLC(a)	93,204	556,775
CRH PLC	58,854	2,828,437
Flutter Entertainment PLC(a)	1,629	308,036
Kerry Group PLC, Class A	4,635	622,744

	Shares	Value
Ireland-(continued)
Kingspan Group PLC	3,976	$458,467
Smurfit Kappa Group PLC	17,108	899,339

		5,957,519

Israel-0.28%
Bank Hapoalim BM	62,286	613,616
Bank Leumi Le-Israel BM	84,314	805,789
Israel Discount Bank Ltd., Class A(a)	88,486	534,809
Mizrahi Tefahot Bank Ltd.	8,837	321,641
Teva Pharmaceutical Industries Ltd.(a)(b)	128,527	1,135,912

		3,411,767

Italy-3.17%
A2A S.p.A.	193,222	406,516
Assicurazioni Generali S.p.A.	123,457	2,693,113
Atlantia S.p.A.(a)	43,504	841,014
Azimut Holding S.p.A.	9,772	281,472
Banco BPM S.p.A.(b)	379,490	1,179,597
BPER Banca	159,356	349,374
Enel S.p.A.	697,536	5,841,073
Eni S.p.A.	433,041	6,216,103
Ferrari N.V.	1,655	392,626
FinecoBank Banca Fineco S.p.A.(a)(b)	15,544	297,077
Hera S.p.A.	76,437	312,872
Intesa Sanpaolo S.p.A.	2,213,898	6,296,201
Italgas S.p.A.	41,599	264,291
Leonardo S.p.A.(b)	81,262	596,029
Mediobanca Banca di Credito Finanziario S.p.A.(a)	72,028	859,801
Pirelli & C S.p.A.(c)	52,074	320,115
Poste Italiane S.p.A.(c)	56,182	802,306
Prysmian S.p.A.	16,792	635,445
Saipem S.p.A.(a)(b)	92,799	203,668
Snam S.p.A.	161,413	914,737
Telecom Italia S.p.A.	1,761,895	628,202
Telecom Italia S.p.A., RSP	1,000,317	380,277
Terna Rete Elettrica Nazionale S.p.A.	85,625	638,335
UniCredit S.p.A.	485,237	6,415,043
Unipol Gruppo S.p.A.	50,063	287,939

		38,053,226

Japan-16.41%
Advantest Corp.	2,908	237,945
Aeon Co. Ltd.	29,636	680,439
AEON Financial Service Co. Ltd.	16,614	210,106
AGC, Inc.	15,528	772,144
Air Water, Inc.	14,311	218,634
Aisin Corp.	14,189	518,283
Ajinomoto Co., Inc.	32,289	964,493
Alps Alpine Co. Ltd.(b)	32,782	319,123
Amada Co. Ltd.	30,193	297,098
ANA Holdings, Inc.(a)	18,318	426,202
Aozora Bank Ltd.	18,789	429,416
Asahi Group Holdings Ltd.	29,928	1,353,551
Asahi Kasei Corp.	61,078	640,911
Asics Corp.	12,550	311,700
Astellas Pharma, Inc.	90,619	1,523,496
Bandai Namco Holdings, Inc.	6,845	521,487
Bridgestone Corp.	42,938	1,889,987
Brother Industries Ltd.	17,305	333,579
Canon, Inc.	105,002	2,355,581

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2021

	Shares	Value
Japan-(continued)
Casio Computer Co. Ltd.	12,346	$173,889
Central Japan Railway Co.	9,580	1,419,882
Chubu Electric Power Co., Inc.	32,098	331,888
Chugai Pharmaceutical Co. Ltd.	7,735	288,100
COMSYS Holdings Corp.	8,088	200,028
Credit Saison Co. Ltd.	16,972	207,043
Dai Nippon Printing Co. Ltd.	14,963	368,744
Daifuku Co. Ltd.	2,172	199,056
Dai-ichi Life Holdings, Inc.	63,073	1,328,391
Daiichi Sankyo Co. Ltd.	36,510	917,993
Daikin Industries Ltd.	8,231	1,796,708
Daito Trust Construction Co. Ltd.	5,392	667,705
Daiwa House Industry Co. Ltd.	27,399	901,326
Daiwa Securities Group, Inc.	73,184	409,933
Denka Co. Ltd.	7,342	240,172
Denso Corp.	25,551	1,842,630
Dentsu Group, Inc.	15,113	552,696
Disco Corp.	618	165,848
East Japan Railway Co.	25,252	1,569,710
Ebara Corp.	5,914	321,568
Eisai Co. Ltd.	11,262	792,809
Electric Power Development Co. Ltd.	38,612	508,619
ENEOS Holdings, Inc.	352,933	1,422,565
FANUC Corp.	6,313	1,235,194
Fast Retailing Co. Ltd.	786	520,507
Fuji Electric Co. Ltd.	10,329	502,749
FUJIFILM Holdings Corp.	22,313	1,722,225
Fujitsu Ltd.	13,468	2,317,996
Furukawa Electric Co. Ltd.	9,849	214,817
GS Yuasa Corp.	7,270	157,737
Hankyu Hanshin Holdings, Inc.	6,439	199,057
Haseko Corp.	22,375	290,615
Hino Motors Ltd.	43,448	409,998
Hirose Electric Co. Ltd.	1,476	245,817
Hitachi Construction Machinery Co. Ltd.(b)	10,065	319,979
Hitachi Ltd.	46,423	2,668,330
Hitachi Metals Ltd.(a)	17,869	338,026
Honda Motor Co. Ltd.	93,215	2,737,795
Hoya Corp.	6,480	950,476
Hulic Co. Ltd.	20,338	194,952
Idemitsu Kosan Co. Ltd.	19,469	531,865
IHI Corp.	32,952	766,977
Iida Group Holdings Co. Ltd.	10,173	250,076
Inpex Corp.	109,459	913,878
Isetan Mitsukoshi Holdings Ltd.(b)	52,829	384,548
Isuzu Motors Ltd.	42,456	569,307
ITOCHU Corp.	57,152	1,624,966
Iwatani Corp.	3,844	225,870
J. Front Retailing Co. Ltd.	29,555	272,417
Japan Airlines Co. Ltd.(a)	20,145	433,023
Japan Exchange Group, Inc.	20,089	474,543
Japan Metropolitan Fund Investment Corp.	203	186,043
Japan Post Bank Co. Ltd.	42,555	331,782
Japan Post Holdings Co. Ltd.	108,697	834,114
Japan Post Insurance Co. Ltd.	37,485	608,176
Japan Tobacco, Inc.	116,726	2,288,454
JFE Holdings, Inc.	59,183	904,679
JGC Holdings Corp.	25,797	241,172
JSR Corp.	10,438	376,235
JTEKT Corp.	29,022	255,287

	Shares	Value
Japan-(continued)
Kajima Corp.	32,284	$396,383
Kansai Electric Power Co., Inc. (The)	44,098	405,303
Kansai Paint Co. Ltd.	7,988	184,454
Kao Corp.	20,461	1,153,999
Kawasaki Heavy Industries Ltd.(b)	32,427	655,792
Kawasaki Kisen Kaisha Ltd.(a)	15,402	740,215
KDDI Corp.	108,269	3,349,906
Keio Corp.	4,412	222,099
Keisei Electric Railway Co. Ltd.(b)	6,970	223,419
Keyence Corp.	1,707	1,025,622
Kikkoman Corp.(b)	4,424	361,602
Kintetsu Group Holdings Co. Ltd.(a)	6,562	205,737
Kirin Holdings Co. Ltd.	42,102	731,454
Kobe Steel Ltd.	60,982	358,324
Koito Manufacturing Co. Ltd.	6,307	356,212
Komatsu Ltd.	53,663	1,396,109
Konica Minolta, Inc.	122,132	601,957
K’s Holdings Corp.	16,622	171,140
Kubota Corp.	49,326	1,047,948
Kuraray Co. Ltd.(b)	22,242	200,914
Kurita Water Industries Ltd.	5,716	280,724
Kyocera Corp.	17,809	1,039,411
Kyowa Kirin Co. Ltd.	8,732	286,408
Kyushu Electric Power Co., Inc.	26,299	185,206
Kyushu Railway Co.	12,354	275,846
Lawson, Inc.(b)	5,267	254,516
Lion Corp.	10,478	174,136
Lixil Corp.	15,837	406,116
Makita Corp.	10,966	506,153
Marubeni Corp.	100,782	849,565
Marui Group Co. Ltd.	14,247	278,505
MatsukiyoCocokara & Co.	5,598	246,945
Mazda Motor Corp.(a)	85,389	763,090
MEIJI Holdings Co. Ltd.	7,634	481,372
MINEBEA MITSUMI, Inc.	21,724	547,744
MISUMI Group, Inc.	7,143	298,186
Mitsubishi Chemical Holdings Corp.	106,254	878,453
Mitsubishi Corp.	62,969	1,994,686
Mitsubishi Electric Corp.	77,309	1,033,951
Mitsubishi Estate Co. Ltd.	54,292	822,772
Mitsubishi Gas Chemical Co., Inc.	13,178	265,005
Mitsubishi HC Capital, Inc.	49,732	248,605
Mitsubishi Heavy Industries Ltd.	34,193	872,330
Mitsubishi Materials Corp.	11,998	232,121
Mitsubishi Motors Corp.(a)	176,033	560,403
Mitsubishi UFJ Financial Group, Inc.	837,642	4,572,963
Mitsui & Co. Ltd.	60,499	1,375,255
Mitsui Chemicals, Inc.	12,756	378,121
Mitsui Fudosan Co. Ltd.	49,287	1,123,195
Mitsui Mining & Smelting Co. Ltd.	7,366	210,596
Mitsui OSK Lines Ltd.	18,336	1,151,377
Mizuho Financial Group, Inc.	134,770	1,778,810
MS&AD Insurance Group Holdings, Inc.	22,713	734,226
Murata Manufacturing Co. Ltd.	16,714	1,268,373
Nabtesco Corp.(b)	4,980	161,159
NEC Corp.	22,775	1,162,469
NGK Insulators Ltd.	20,569	341,298
NGK Spark Plug Co. Ltd.	15,430	245,202
NH Foods Ltd.	5,615	197,221
Nichirei Corp.	8,406	204,943

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2021

	Shares	Value
Japan-(continued)
Nidec Corp.	6,662	$734,412
Nikon Corp.	57,253	627,134
Nintendo Co. Ltd.	1,996	878,748
Nippon Electric Glass Co. Ltd.	11,495	292,554
Nippon Express Co. Ltd.	4,084	255,015
Nippon Steel Corp.	74,551	1,306,972
Nippon Telegraph & Telephone Corp.	134,661	3,764,957
Nippon Yusen K.K.	25,402	1,822,305
Nissan Chemical Corp.	4,044	224,499
Nissan Motor Co. Ltd.(a)	348,349	1,763,970
Nissin Foods Holdings Co. Ltd.	3,158	241,229
Nitori Holdings Co. Ltd.(b)	1,846	337,631
Nitto Denko Corp.	8,863	690,230
Nomura Holdings, Inc.	183,070	883,039
Nomura Real Estate Holdings, Inc.	9,830	238,713
NSK Ltd.	42,797	287,127
NTN Corp.(a)(b)	82,415	177,804
NTT Data Corp.	41,246	825,824
Obayashi Corp.	39,130	328,757
Odakyu Electric Railway Co. Ltd.(b)	12,760	275,623
Oji Holdings Corp.	47,405	234,479
Olympus Corp.	21,260	458,761
Omron Corp.	6,632	632,228
Ono Pharmaceutical Co. Ltd.	14,644	306,365
Oriental Land Co. Ltd.	2,125	334,335
ORIX Corp.	107,652	2,128,965
Osaka Gas Co. Ltd.	21,927	353,063
Otsuka Corp.	5,080	249,489
Otsuka Holdings Co. Ltd.	14,834	584,644
Pan Pacific International Holdings Corp.	15,535	325,074
Panasonic Corp.	130,520	1,593,941
Rakuten Group, Inc.	40,515	444,146
Recruit Holdings Co. Ltd.	24,538	1,629,482
Renesas Electronics Corp.(a)	30,341	373,059
Resona Holdings, Inc.	158,597	595,304
Ricoh Co. Ltd.	53,473	518,668
Rohm Co. Ltd.	4,567	415,746
Ryohin Keikaku Co. Ltd.	10,696	209,933
Santen Pharmaceutical Co. Ltd.	19,210	269,723
SBI Holdings, Inc.(b)	16,237	418,937
Secom Co. Ltd.	8,826	599,030
Sega Sammy Holdings, Inc.	13,727	194,303
Seibu Holdings, Inc.(a)	21,542	234,643
Seiko Epson Corp.	31,519	560,031
Sekisui Chemical Co. Ltd.	15,733	257,330
Sekisui House Ltd.	45,106	934,162
Seven & i Holdings Co. Ltd.	39,424	1,653,370
SG Holdings Co. Ltd.	15,404	385,016
Sharp Corp.(b)	12,314	144,820
Shimadzu Corp.	7,140	288,981
Shimamura Co. Ltd.	2,072	174,809
Shimano, Inc.	1,673	463,349
Shimizu Corp.	44,275	323,447
Shin-Etsu Chemical Co. Ltd.	12,975	2,304,833
Shinsei Bank Ltd.(b)	17,577	290,574
Shionogi & Co. Ltd.	12,125	787,633
Shiseido Co. Ltd.	8,844	587,532
Showa Denko K.K.	25,868	649,054
Skylark Holdings Co. Ltd.(a)(b)	17,948	242,874
SMC Corp.	1,350	804,376

	Shares	Value
Japan-(continued)
Softbank Corp.	275,897	$3,761,297
SoftBank Group Corp.	54,887	2,967,099
Sojitz Corp.	17,055	280,448
Sompo Holdings, Inc.	16,253	705,283
Sony Group Corp.	45,955	5,295,757
Stanley Electric Co. Ltd.	6,815	171,294
Subaru Corp.	51,944	1,014,964
SUMCO Corp.	11,468	217,643
Sumitomo Chemical Co. Ltd.	152,320	748,075
Sumitomo Corp.	50,283	713,068
Sumitomo Electric Industries Ltd.	46,126	609,417
Sumitomo Forestry Co. Ltd.	14,004	266,509
Sumitomo Heavy Industries Ltd.	14,850	381,587
Sumitomo Metal Mining Co. Ltd.	13,434	521,101
Sumitomo Mitsui Financial Group, Inc.	103,554	3,379,298
Sumitomo Mitsui Trust Holdings, Inc.	18,639	613,644
Sumitomo Realty & Development Co. Ltd.	17,500	630,783
Sumitomo Rubber Industries Ltd.	22,592	277,583
Suntory Beverage & Food Ltd.	8,229	318,623
Suzuki Motor Corp.	27,702	1,232,955
Sysmex Corp.	3,086	380,794
T&D Holdings, Inc.	44,115	565,631
Taiheiyo Cement Corp.	13,482	285,070
Taisei Corp.	13,481	422,076
Taiyo Yuden Co. Ltd.	4,144	208,972
Takeda Pharmaceutical Co. Ltd.	118,615	3,331,935
TDK Corp.	19,812	717,593
Teijin Ltd.	15,698	210,500
Terumo Corp.	16,027	705,315
THK Co. Ltd.	6,888	147,576
TIS, Inc.	12,398	336,521
Tobu Railway Co. Ltd.	7,379	183,205
Toho Gas Co. Ltd.	3,626	107,166
Tohoku Electric Power Co., Inc.	26,030	168,701
Tokio Marine Holdings, Inc.	29,037	1,527,419
Tokuyama Corp.	8,606	147,100
Tokyo Century Corp.(b)	3,226	183,898
Tokyo Electric Power Co. Holdings, Inc.(a)	423,245	1,169,236
Tokyo Electron Ltd.	3,391	1,571,711
Tokyo Gas Co. Ltd.	28,121	488,064
Tokyu Corp.	23,723	333,297
Tokyu Fudosan Holdings Corp.	57,650	333,184
Toppan, Inc.	16,825	270,469
Toray Industries, Inc.	118,829	738,767
Toshiba Corp.	37,419	1,611,290
Tosoh Corp.	18,920	318,417
TOTO Ltd.	5,716	275,711
Toyo Suisan Kaisha Ltd.	5,885	253,412
Toyota Industries Corp.	6,873	582,269
Toyota Motor Corp.	488,769	8,600,877
Toyota Tsusho Corp.	12,049	520,952
Trend Micro, Inc.	5,061	285,396
Tsuruha Holdings, Inc.	2,094	258,020
Ube Industries Ltd.	10,550	196,150
Unicharm Corp.	8,695	350,164
West Japan Railway Co.	18,452	867,863
Yakult Honsha Co. Ltd.	5,590	281,400
Yamada Holdings Co. Ltd.	59,645	227,543
Yamaha Corp.	5,755	362,385
Yamaha Motor Co. Ltd.	31,163	864,994

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2021

	Shares	Value
Japan-(continued)
Yamato Holdings Co. Ltd.	22,775	$558,664
Yaskawa Electric Corp.	6,139	264,888
Yokogawa Electric Corp.	14,869	296,272
Yokohama Rubber Co. Ltd. (The)	12,148	204,766
Z Holdings Corp.	103,516	640,932

		196,983,251

Luxembourg-0.38%
Aperam S.A.	6,035	360,235
ArcelorMittal S.A.	114,976	3,901,869
SES S.A., FDR	33,593	301,985

		4,564,089

Macau-0.06%
Galaxy Entertainment Group Ltd.(a)	58,958	319,079
Sands China Ltd.(a)	152,601	348,789

		667,868

Mongolia-0.02%
Turquoise Hill Resources Ltd.(a)	16,521	208,987

Netherlands-2.92%
Aalberts N.V.	5,472	303,009
ABN AMRO Bank N.V., CVA(b)(c)	123,914	1,824,903
Aegon N.V.	401,312	2,036,476
Akzo Nobel N.V.	14,352	1,651,253
ASML Holding N.V.	3,285	2,662,999
ASR Nederland N.V.	14,184	664,128
EXOR N.V.	12,037	1,135,281
Heineken Holding N.V.	3,840	356,396
Heineken N.V.(b)	12,357	1,370,240
ING Groep N.V.	568,755	8,635,481
Koninklijke Ahold Delhaize N.V.	131,408	4,277,785
Koninklijke DSM N.V.	6,561	1,435,404
Koninklijke KPN N.V.	277,828	831,121
Koninklijke Philips N.V.	40,450	1,906,369
Koninklijke Vopak N.V.	4,420	175,958
NN Group N.V.	29,248	1,567,805
PostNL N.V.	48,672	211,390
Randstad N.V.	12,056	867,803
SBM Offshore N.V.(b)	15,270	241,389
Signify N.V.	13,326	645,391
Universal Music Group N.V.(b)	44,470	1,292,492
Wolters Kluwer N.V.	8,620	904,179

		34,997,252

New Zealand-0.06%
Fletcher Building Ltd.	46,581	239,017
Meridian Energy Ltd.	57,099	203,906
Spark New Zealand Ltd.	74,330	242,832

		685,755

Norway-0.80%
DNB Bank ASA	69,315	1,645,343
Equinor ASA	144,525	3,651,865
Gjensidige Forsikring ASA	10,792	268,036
Mowi ASA	28,205	815,545
Norsk Hydro ASA	155,776	1,139,506
Orkla ASA	51,928	504,345
Storebrand ASA	51,629	552,586
Telenor ASA	62,673	987,959

		9,565,185

	Shares	Value
Poland-0.20%
Bank Polska Kasa Opieki S.A.	16,325	$539,505
KGHM Polska Miedz S.A.	6,305	242,606
Polski Koncern Naftowy ORLEN S.A.	23,031	497,171
Powszechna Kasa Oszczednosci Bank Polski S.A.(a)	53,441	654,164
Powszechny Zaklad Ubezpieczen S.A.	45,439	454,772

		2,388,218

Portugal-0.24%
EDP - Energias de Portugal S.A.	276,105	1,560,549
Galp Energia SGPS S.A.	73,575	765,621
Jeronimo Martins SGPS S.A.	24,780	562,063

		2,888,233

Russia-0.09%
Coca-Cola HBC AG	11,097	385,301
Evraz PLC	48,657	414,586
Polymetal International PLC	15,800	293,464

		1,093,351

Singapore-0.65%
Ascendas REIT	153,987	352,851
CapitaLand Integrated Commercial Trust	198,507	316,492
CapitaLand Investment Ltd.(a)	172,378	439,733
City Developments Ltd.	45,996	249,678
ComfortDelGro Corp. Ltd.	185,400	214,478
DBS Group Holdings Ltd.	81,839	1,913,522
Genting Singapore Ltd.	423,458	244,937
Jardine Cycle & Carriage Ltd.	13,704	228,654
Keppel Corp. Ltd.	69,009	275,320
Oversea-Chinese Banking Corp. Ltd.	90,086	788,294
Singapore Airlines Ltd.(a)	107,327	413,868
Singapore Telecommunications Ltd.	586,300	1,086,949
United Overseas Bank Ltd.	52,375	1,038,955
Venture Corp. Ltd.	16,937	236,251

		7,799,982

South Africa-0.24%
Anglo American PLC	74,873	2,855,742

South Korea-5.19%
Amorepacific Corp.	1,074	166,814
Amorepacific Corp., Preference Shares	382	23,537
CJ CheilJedang Corp.	1,072	348,603
CJ CheilJedang Corp., Preference Shares	184	30,547
CJ Corp.	4,583	375,723
Coway Co. Ltd.	4,681	318,062
Daewoo Engineering & Construction Co. Ltd.(a)	40,785	218,139
Doosan Heavy Industries & Construction Co. Ltd.(a)	54,162	1,130,934
E-MART, Inc.	3,843	552,500
GS Engineering & Construction Corp.	11,073	391,826
GS Holdings Corp.	6,584	238,051
Hana Financial Group, Inc.	35,412	1,363,690
Hankook Tire & Technology Co. Ltd.	7,699	272,435
Hanwha Corp.	14,898	427,096
Hanwha Corp., Preference Shares	7,616	106,887
Hanwha Life Insurance Co. Ltd.(b)	119,343	354,899
Hanwha Solutions Corp.(a)	6,506	227,436
Hyundai Doosan Infracore Co. Ltd.(a)(b)	12,354	111,007

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2021

	Shares	Value
South Korea-(continued)
Hyundai Engineering & Construction Co. Ltd.	15,136	$651,526
Hyundai Glovis Co. Ltd.	1,995	285,963
Hyundai Heavy Industries Holdings Co. Ltd.	6,780	366,690
Hyundai Mobis Co. Ltd.	6,241	1,345,883
Hyundai Motor Co.	17,856	3,178,339
Hyundai Motor Co., First Pfd.	3,013	251,395
Hyundai Motor Co., Second Pfd.	4,524	379,016
Hyundai Steel Co.	22,653	861,688
Hyundai Wia Corp.	2,838	204,250
Industrial Bank of Korea	50,835	480,704
KB Financial Group, Inc.	41,706	2,020,076
Kia Corp.	27,133	1,975,969
Korea Electric Power Corp.(b)	100,825	1,949,976
Korea Gas Corp.(a)	11,916	451,738
Korea Investment Holdings Co. Ltd.	2,966	220,822
Korea Shipbuilding & Offshore Engineering Co. Ltd.(a)	7,480	659,313
Korea Zinc Co. Ltd.	885	406,696
Korean Air Lines Co. Ltd.(a)	15,192	395,872
KT&G Corp.	11,112	771,198
LG Chem Ltd.	1,435	1,026,623
LG Chem Ltd., Preference Shares	247	81,062
LG Corp.	6,086	474,985
LG Display Co. Ltd.(a)	47,307	797,525
LG Electronics, Inc.	10,763	1,109,872
LG Electronics, Inc., Preference Shares	1,877	102,962
LG Household & Health Care Ltd.	208	208,436
LG Household & Health Care Ltd., Preference Shares	50	25,630
LG Innotek Co. Ltd.	1,038	186,095
LG Uplus Corp.	44,216	542,980
LOTTE Chemical Corp.	2,107	404,794
LOTTE Shopping Co. Ltd.	2,878	258,603
LS Corp.	3,638	194,890
LX Holdings Corp.(a)	2,932	22,130
Mirae Asset Securities Co. Ltd.	28,593	212,389
Mirae Asset Securities Co. Ltd., Second Pfd.	11,624	48,096
NAVER Corp.	1,170	407,505
POSCO	7,260	1,838,997
Posco International Corp.	12,003	222,896
Samsung C&T Corp.	6,936	676,654
Samsung Electro-Mechanics Co. Ltd.	2,389	325,062
Samsung Electronics Co. Ltd.	257,901	15,404,980
Samsung Electronics Co. Ltd., Preference Shares	44,589	2,442,083
Samsung Fire & Marine Insurance Co. Ltd.	3,341	660,452
Samsung Fire & Marine Insurance Co. Ltd., Preference Shares	265	40,026
Samsung Heavy Industries Co. Ltd.(a)(b)	78,597	429,121
Samsung Life Insurance Co. Ltd.	12,046	693,762
Samsung SDI Co. Ltd.	862	541,447
Samsung SDI Co. Ltd., Preference Shares	24	7,753
Samsung SDS Co. Ltd.	1,557	203,860
Samsung Securities Co. Ltd.	6,621	268,285
Shinhan Financial Group Co. Ltd.	53,775	1,760,210
Shinsegae, Inc.	990	210,107
SK Hynix, Inc.	26,778	2,360,305

	Shares	Value
South Korea-(continued)
SK Innovation Co. Ltd.(a)	6,005	$1,246,170
SK Telecom Co. Ltd.(d)	3,584	931,311
SK, Inc.	7,297	1,517,411
S-Oil Corp.	5,404	474,015
Woori Financial Group, Inc.	41,930	475,437

		62,350,221

Spain-3.38%
Acciona S.A.	1,907	365,900
Acerinox S.A.	19,752	275,096
ACS Actividades de Construccion y Servicios S.A.	35,112	919,534
Aena SME S.A.(a)(c)	4,036	661,600
Amadeus IT Group S.A.(a)	14,373	962,062
Banco Bilbao Vizcaya Argentaria S.A.(b)	865,372	6,070,804
Banco de Sabadell S.A.(b)	1,495,196	1,204,992
Banco Santander S.A.(b)	2,189,677	8,302,668
Bankinter S.A.	76,099	419,368
CaixaBank S.A.	637,446	1,833,147
Enagas S.A.	25,493	572,482
Endesa S.A.(b)	32,106	741,050
Ferrovial S.A.	27,699	873,811
Grifols S.A.(b)	15,840	362,859
Iberdrola S.A.	456,987	5,402,188
Industria de Diseno Textil S.A.(b)	45,698	1,652,097
Inmobiliaria Colonial SOCIMI S.A.	22,351	217,531
Linea Directa Aseguradora S.A. Cia de Seguros y Reaseguros(b)	75,574	152,177
Mapfre S.A.	241,863	512,350
Merlin Properties SOCIMI S.A.	32,928	356,977
Naturgy Energy Group S.A.(b)	36,137	950,559
Red Electrica Corp. S.A.	36,456	759,819
Repsol S.A.	295,065	3,775,228
Telefonica S.A.	729,918	3,179,866

		40,524,165

Sweden-2.53%
Alfa Laval AB	12,231	523,647
Assa Abloy AB, Class B	33,240	973,378
Atlas Copco AB, Class A(b)	15,491	995,277
Atlas Copco AB, Class B(b)	9,400	508,389
BillerudKorsnas AB	13,456	281,231
Boliden AB	17,588	620,295
Castellum AB(b)	15,221	404,783
Dometic Group AB(b)(c)	15,403	223,912
Electrolux AB, Class B(b)	21,600	490,172
Epiroc AB, Class A(b)	10,662	265,293
Epiroc AB, Class B	6,364	135,231
Essity AB, Class B	36,225	1,171,719
Getinge AB, Class B	8,004	358,146
H & M Hennes & Mauritz AB, Class B(b)	70,372	1,319,357
Hexagon AB, Class B	43,614	700,790
Holmen AB, Class B	4,954	219,652
Husqvarna AB, Class A	1,367	19,577
Husqvarna AB, Class B	22,407	318,684
ICA Gruppen AB	6,565	339,391
Industrivarden AB, Class A(b)	12,465	411,025
Industrivarden AB, Class C	8,039	261,056
Investor AB, Class A(b)	25,990	600,749
Investor AB, Class B	88,709	2,044,072
Kinnevik AB, Class A(a)	457	18,421

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2021

	Shares	Value
Sweden-(continued)
Kinnevik AB, Class B(a)	8,531	$334,396
Lundin Energy AB	7,620	300,949
Sandvik AB	38,380	971,957
Securitas AB, Class B	36,158	597,827
Skandinaviska Enskilda Banken AB, Class A	120,907	1,889,942
Skandinaviska Enskilda Banken AB, Class C	1,721	27,573
Skanska AB, Class B	33,191	842,480
SKF AB, Class B	25,995	602,318
SSAB AB, Class A(a)	33,940	193,243
SSAB AB, Class B(a)	83,634	416,977
Svenska Cellulosa AB S.C.A., Class A	924	14,546
Svenska Cellulosa AB S.C.A., Class B	25,607	399,229
Svenska Handelsbanken AB, Class A	149,502	1,711,827
Svenska Handelsbanken AB, Class B(b)	3,560	44,974
Swedbank AB, Class A(b)	101,298	2,196,628
Swedish Match AB	59,639	524,831
Tele2 AB, Class B	40,721	574,413
Telefonaktiebolaget LM Ericsson, Class A	1,462	16,001
Telefonaktiebolaget LM Ericsson, Class B	123,280	1,349,283
Telia Co. AB(b)	328,524	1,292,713
Trelleborg AB, Class B	13,691	312,684
Volvo AB, Class A(b)	13,454	317,689
Volvo AB, Class B	97,010	2,258,164

		30,394,891

Switzerland-6.15%
ABB Ltd.	94,227	3,123,541
Adecco Group AG	13,743	692,903
Alcon, Inc.	15,635	1,294,604
Baloise Holding AG	2,255	360,306
Barry Callebaut AG	118	273,515
Chocoladefabriken Lindt & Spruengli AG	3	360,821
Chocoladefabriken Lindt & Spruengli AG, PC	27	318,829
Cie Financiere Richemont S.A.	22,215	2,749,676
Clariant AG(b)	15,524	327,214
Credit Suisse Group AG	220,671	2,301,982
Dufry AG(a)	6,284	332,717
Geberit AG	995	778,360
Georg Fischer AG	193	292,536
Givaudan S.A.	230	1,084,618
Helvetia Holding AG	2,859	341,046
Holcim Ltd.(a)	40,372	2,019,594
IWG PLC(a)(b)	44,659	189,465
Julius Baer Group Ltd.	11,666	844,931
Kuehne + Nagel International AG, Class R	2,434	767,959
Logitech International S.A., Class R(b)	1,990	165,995
Lonza Group AG	1,095	899,488
Nestle S.A.	117,360	15,517,850
Novartis AG	98,385	8,144,286
Partners Group Holding AG	385	673,092
PSP Swiss Property AG	2,075	259,787
Roche Holding AG	29,660	11,492,337
Roche Holding AG, BR	1,121	482,137
Schindler Holding AG	653	167,797
Schindler Holding AG, PC	1,400	364,958
SGS S.A.	242	717,194
SIG Combibloc Group AG	12,435	325,521
Sika AG(b)	2,555	866,813
Sonova Holding AG, Class A	1,248	516,682

	Shares	Value
Switzerland-(continued)
STMicroelectronics N.V.	16,438	$778,321
Swatch Group AG (The)	3,771	200,735
Swatch Group AG (The), BR	2,443	671,608
Swiss Life Holding AG	3,204	1,762,331
Swiss Prime Site AG	3,077	313,172
Swisscom AG	2,257	1,231,068
UBS Group AG	308,859	5,626,219
Vifor Pharma AG	2,272	293,651
Zurich Insurance Group AG	8,884	3,946,392

		73,872,051

United Kingdom-13.08%
3i Group PLC	44,495	831,925
abrdn PLC	122,020	424,838
Admiral Group PLC(b)	9,515	374,325
Ashtead Group PLC	15,093	1,266,979
Associated British Foods PLC	22,709	556,576
AstraZeneca PLC	53,840	6,711,485
Aviva PLC	256,633	1,388,476
B&M European Value Retail S.A.(b)	35,884	311,459
BAE Systems PLC(b)	210,383	1,591,296
Barclays PLC	1,439,405	3,990,526
Barratt Developments PLC	99,665	905,763
Bellway PLC	8,841	401,496
Berkeley Group Holdings PLC	8,469	505,567
BP PLC	3,124,410	14,998,326
British American Tobacco PLC	152,055	5,307,659
British Land Co. PLC (The)	83,145	563,359
BT Group PLC(a)	739,650	1,408,274
Bunzl PLC	21,373	791,607
Burberry Group PLC	17,026	450,198
Centrica PLC(a)	585,044	483,736
CNH Industrial N.V.	88,883	1,535,698
Compass Group PLC(a)	101,258	2,151,393
Croda International PLC(b)	3,963	513,786
DCC PLC	7,311	611,917
Derwent London PLC	6,340	293,915
Diageo PLC	85,428	4,253,091
Direct Line Insurance Group PLC	92,917	372,418
DS Smith PLC	113,311	595,501
easyJet PLC(a)	29,700	253,631
Entain PLC(a)	17,675	496,190
Experian PLC	24,147	1,107,841
GlaxoSmithKline PLC(b)	450,767	9,321,479
Grafton Group PLC	16,077	295,524
Hiscox Ltd.	21,601	246,648
Howden Joinery Group PLC	20,672	260,636
HSBC Holdings PLC	1,437,664	8,700,551
IMI PLC	14,894	333,597
Imperial Brands PLC	61,644	1,302,968
Informa PLC(a)	87,172	620,637
InterContinental Hotels Group PLC(a)(b)	7,004	491,366
Intermediate Capital Group PLC	9,421	282,942
International Consolidated Airlines Group S.A.(a)	208,475	468,087
Intertek Group PLC	4,894	328,379
Investec PLC	78,278	356,020
ITV PLC(a)(b)	434,338	640,915
J Sainsbury PLC	256,677	1,053,410
John Wood Group PLC(a)	52,444	153,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2021

	Shares	Value
United Kingdom-(continued)
Johnson Matthey PLC(b)	18,483	$692,422
Kingfisher PLC	243,738	1,119,249
Land Securities Group PLC	56,433	531,433
Legal & General Group PLC	392,208	1,553,183
Lloyds Banking Group PLC	5,199,664	3,579,403
London Stock Exchange Group PLC	3,203	311,727
M&G PLC	156,478	428,556
Marks & Spencer Group PLC(a)	265,445	668,045
Meggitt PLC(a)	69,990	719,542
Melrose Industries PLC	263,447	569,848
Micro Focus International PLC	66,384	324,583
National Express Group PLC(a)	53,677	168,199
National Grid PLC	216,478	2,775,682
NatWest Group PLC(b)	447,032	1,354,834
Next PLC	6,199	676,894
Pearson PLC(b)	65,130	537,805
Pennon Group PLC	21,568	344,720
Persimmon PLC	28,869	1,076,760
Phoenix Group Holdings PLC	45,928	413,368
Prudential PLC	131,927	2,702,640
Quilter PLC(c)	151,469	323,066
Reckitt Benckiser Group PLC	28,351	2,302,583
RELX PLC	71,098	2,206,442
Rentokil Initial PLC	47,324	381,692
Rolls-Royce Holdings PLC(a)(b)	508,103	918,243
Royal Dutch Shell PLC, Class A	522,257	12,034,017
Royal Dutch Shell PLC, Class B	467,297	10,793,232
Royal Mail PLC	90,895	523,920
Sage Group PLC (The)	51,399	500,796
Schroders PLC(b)	6,320	313,606
Segro PLC	39,808	705,277
Severn Trent PLC	15,775	592,054
Smith & Nephew PLC	39,862	685,743
Smiths Group PLC	20,822	386,884
Spectris PLC	5,505	284,031
SSE PLC	76,661	1,727,042
St James’s Place PLC(b)	34,486	746,657
Standard Chartered PLC	204,288	1,385,859
Subsea 7 S.A.	34,417	308,233
Tate & Lyle PLC	27,518	244,503
Taylor Wimpey PLC	388,195	822,389
TechnipFMC PLC(a)	115,023	861,491
Tesco PLC	654,733	2,422,288
Travis Perkins PLC	15,877	335,809
Unilever PLC	139,735	7,493,120
United Utilities Group PLC	42,148	599,987

Investment Abbreviations:

BR-Bearer Shares

CDI-CREST Depository Interest

CVA-Dutch Certificates

FDR-Fiduciary Depositary Receipt

PC-Participation Certificate

Pfd.-Preferred

REIT-Real Estate Investment Trust

RSP-Registered Savings Plan Shares

Rts.-Rights

	Shares	Value
United Kingdom-(continued)
Virgin Money UK PLC(a)	111,240	$309,997
Vistry Group PLC	17,705	296,084
Vodafone Group PLC	2,322,842	3,440,035
Weir Group PLC (The)	10,047	238,943
Whitbread PLC(a)(b)	12,482	559,488
Wickes Group PLC	17,675	51,945
WPP PLC	90,470	1,309,565

		156,959,804

United States-1.22%
Amcor PLC, CDI	98,758	1,186,092
Bausch Health Cos., Inc.(a)	25,654	717,952
Carnival PLC(a)	15,649	315,328
Cineworld Group PLC(a)(b)	275,587	231,190
Ferguson PLC	12,953	1,952,199
James Hardie Industries PLC, CDI	10,892	422,548
QIAGEN N.V.(a)	4,427	243,811
Stellantis N.V.	283,421	5,657,813
Swiss Re AG	24,665	2,392,674
Tenaris S.A.	52,708	587,395
Waste Connections, Inc.	6,825	927,215

		14,634,217

Zambia-0.04%
First Quantum Minerals Ltd.	21,587	510,265

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.58% (Cost $1,054,635,128)		1,195,120,740

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-7.24%
Invesco Private Government Fund, 0.02%(e)(f)(g)	26,101,909	26,101,909
Invesco Private Prime Fund, 0.11%(e)(f)(g)	60,838,381	60,862,717

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $86,964,625)		86,964,626

TOTAL INVESTMENTS IN SECURITIES-106.82% (Cost $1,141,599,753)		1,282,085,366
OTHER ASSETS LESS LIABILITIES-(6.82)%		(81,896,860)

NET ASSETS-100.00%		$1,200,188,506

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)–(continued)

October 31, 2021

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2021.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $8,213,798, which represented less than 1% of the Fund’s Net Assets.

(d)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$25,962,544	$(25,962,544)	$-	$-	$-	$189
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	8,596,104	211,909,965	(194,404,160)	-	-	26,101,909	3,706	*
Invesco Private Prime Fund	12,894,155	343,116,396	(295,151,230)	2	3,394	60,862,717	45,680	*

Total	$21,490,259	$580,988,905	$(515,517,934)	$2	$3,394	$86,964,626	$49,575

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)

October 31, 2021

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.80%
Australia-6.20%
Abacus Property Group	89,013	$238,682
Adbri Ltd.	84,214	188,494
ALS Ltd.	45,828	454,707
Alumina Ltd.	165,351	247,148
Ansell Ltd.	18,908	447,499
ARB Corp. Ltd.	3,798	138,612
Atlas Arteria Ltd.	70,836	329,871
AUB Group Ltd.	7,846	127,940
AusNet Services Ltd.	439,214	814,837
Austal Ltd.	87,680	123,810
Bapcor Ltd.	37,072	221,366
Beach Energy Ltd.(a)	263,720	276,322
Bega Cheese Ltd.	39,033	158,902
Blackmores Ltd.	2,599	183,830
Breville Group Ltd.	7,593	167,158
Brickworks Ltd.	10,149	180,968
BWP Trust	67,263	214,210
carsales.com Ltd.	17,534	324,767
Charter Hall Group	33,231	432,553
Charter Hall Long Wale REIT	33,811	123,422
Charter Hall Retail REIT	82,347	253,588
Charter Hall Social Infrastructure REIT	47,474	136,213
CIMIC Group Ltd.	35,514	531,357
Cleanaway Waste Management Ltd.	184,332	371,051
Cochlear Ltd.	3,183	527,017
Collins Foods Ltd.	16,151	155,277
Coronado Global Resources, Inc., CDI(b)(c)	148,963	152,725
Corporate Travel Management Ltd.(c)	8,123	149,418
Costa Group Holdings Ltd.	45,609	100,030
Credit Corp. Group Ltd.	4,431	104,337
Cromwell Property Group	200,296	121,858
CSR Ltd.	122,539	545,792
Domino’s Pizza Enterprises Ltd.	2,684	273,081
Downer EDI Ltd.	145,314	687,616
Eagers Automotive Ltd.	39,781	442,814
EBOS Group Ltd.	6,321	163,981
Elders Ltd.	20,038	181,058
Evolution Mining Ltd.	179,745	490,074
Flight Centre Travel Group Ltd.(a)(c)	44,794	672,559
G8 Education Ltd.(c)	216,809	179,130
GrainCorp Ltd., Class A	56,043	264,350
Growthpoint Properties Australia Ltd.	51,171	159,503
GUD Holdings Ltd.	14,589	133,685
GWA Group Ltd.	57,730	117,942
Harvey Norman Holdings Ltd.(a)	138,141	514,638
Healius Ltd.	119,862	433,937
Humm Group Ltd.(a)(c)	125,878	83,201
IGO Ltd.	45,271	327,789
Iluka Resources Ltd.	32,480	229,320
Inghams Group Ltd.(a)	77,442	215,798
InvoCare Ltd.	20,302	172,769
IOOF Holdings Ltd.	214,563	657,526
IRESS Ltd.	31,508	283,988
Link Administration Holdings Ltd.	114,777	375,009
Magellan Financial Group Ltd.(a)	8,307	216,320
McMillan Shakespeare Ltd.	12,704	130,630
Mineral Resources Ltd.	11,313	327,907

	Shares	Value
Australia-(continued)
Monadelphous Group Ltd.	18,832	$142,154
National Storage REIT	126,444	226,983
New Hope Corp. Ltd.(a)	116,930	176,531
NEXTDC Ltd.(c)	13,181	116,229
nib holdings Ltd.	71,857	357,293
Nine Entertainment Co. Holdings Ltd.	199,182	412,912
Northern Star Resources Ltd.	47,238	327,840
NRW Holdings Ltd.	173,946	238,438
Nufarm Ltd.(c)	101,729	332,378
OceanaGold Corp.(a)(c)	277,245	516,668
oOh!media Ltd.(c)	99,611	135,794
Orora Ltd.	176,782	438,177
OZ Minerals Ltd.	32,264	608,988
Pendal Group Ltd.	77,208	385,640
Perenti Global Ltd.	132,573	101,567
Perpetual Ltd.	12,544	354,825
Perseus Mining Ltd.(c)	156,151	185,310
Platinum Asset Management Ltd.	47,656	108,815
Premier Investments Ltd.	10,893	250,197
Qube Holdings Ltd.	187,384	447,566
REA Group Ltd.(a)	1,533	184,391
Reece Ltd.	21,113	315,415
Regis Resources Ltd.(a)	113,740	170,860
Resolute Mining Ltd.(c)	321,289	101,354
Sandfire Resources Ltd.	55,659	232,438
Seven Group Holdings Ltd.	16,073	259,919
Shopping Centres Australasia Property Group	181,592	379,175
Southern Cross Media Group Ltd.(a)	86,945	151,506
St Barbara Ltd.	154,232	169,711
Steadfast Group Ltd.	78,781	275,152
Super Retail Group Ltd.	37,316	362,403
Sydney Airport(c)	133,449	820,913
Tassal Group Ltd.(a)	62,939	167,821
TPG Telecom Ltd.	22,694	115,057
Virgin Australia International Holdings Pty. Ltd.(d)	112,977	0
Viva Energy Group Ltd.(b)	245,495	427,788
Washington H Soul Pattinson & Co. Ltd.	11,323	276,233
Waypoint REIT	133,628	274,005
Webjet Ltd.(c)	29,717	141,065

		26,967,897

Austria-0.91%
ams AG(a)(c)	20,869	413,155
AT&S Austria Technologie & Systemtechnik AG	6,341	243,259
CA Immobilien Anlagen AG	6,113	261,748
DO & Co. AG(c)	1,500	135,745
EVN AG	8,209	231,797
IMMOFINANZ AG(a)(c)	21,336	511,600
Lenzing AG(a)(c)	3,126	376,227
Mayr Melnhof Karton AG	641	126,254
Oesterreichische Post AG	9,366	395,616
S IMMO AG	8,146	193,253
S&T AG(a)	5,177	124,495
UNIQA Insurance Group AG	21,770	202,806

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)– (continued)

October 31, 2021

	Shares	Value
Austria-(continued)
Verbund AG	5,032	$524,678
Vienna Insurance Group AG Wiener Versicherung Gruppe	6,717	196,275

		3,936,908

Belgium-1.63%
Ackermans & van Haaren N.V.	2,178	374,797
Aedifica S.A.	2,205	294,215
Barco N.V.	10,806	243,352
Befimmo S.A.	2,592	106,186
Bekaert S.A.	5,571	244,214
bpost S.A.(c)	33,887	290,197
Cie d’Entreprises CFE	994	101,802
Cofinimmo S.A.	3,821	616,849
D’Ieteren Group	3,286	566,226
Elia Group S.A./N.V.(a)	5,143	600,531
Euronav N.V.(a)	67,822	721,296
Fagron	5,055	87,632
Galapagos N.V.(a)(c)	4,600	243,836
KBC Ancora	4,291	223,757
Melexis N.V.	1,562	180,039
Ontex Group N.V.(a)(c)	31,463	296,382
Orange Belgium S.A.	3,921	89,118
Shurgard Self Storage S.A.	2,655	162,843
Sofina S.A.	1,489	658,931
Telenet Group Holding N.V.	13,872	498,618
Warehouses De Pauw C.V.A.	10,729	489,196

		7,090,017

Bermuda-0.00%
Brightoil Petroleum Holdings Ltd.(c)(d)	160,687	0

Burkina Faso-0.07%
Endeavour Mining PLC	11,675	296,125

Cambodia-0.03%
NagaCorp Ltd.	129,821	119,323

Canada-9.14%
Advantage Energy Ltd.(c)	93,795	530,437
Aecon Group, Inc.	18,096	269,495
Ag Growth International, Inc.	5,523	121,194
Alamos Gold, Inc., Class A	52,150	386,218
Altus Group Ltd.	3,349	175,373
Aritzia, Inc.(c)	5,294	208,164
Artis REIT	24,034	227,243
ATS Automation Tooling Systems, Inc.(c)	8,745	297,085
Aurora Cannabis, Inc.(a)(c)	25,101	166,253
AutoCanada, Inc.(c)	12,972	466,638
B2Gold Corp.	125,688	518,144
Badger Infrastructure Solutions Ltd.	4,332	119,348
Baytex Energy Corp.(c)	262,254	878,024
Birchcliff Energy Ltd.	99,797	535,396
BlackBerry Ltd.(a)(c)	44,819	483,425
Boardwalk REIT, Class E	12,088	520,655
Bombardier, Inc., Class A(a)(c)	19,694	33,047
Bombardier, Inc., Class B(c)	910,408	1,461,588
Boralex, Inc., Class A	5,996	185,266
Boyd Group Services, Inc.	1,390	269,354
Brookfield Infrastructure Corp., Class A	7,997	483,994
BRP, Inc.	3,832	336,411
Canaccord Genuity Group, Inc.	14,519	167,732
Canadian Western Bank(a)	21,637	691,064

	Shares	Value
Canada-(continued)
Canfor Corp.(c)	21,179	$438,086
Canopy Growth Corp.(c)	8,351	105,436
Capstone Mining Corp.(c)	39,765	166,496
Cascades, Inc.	25,080	290,143
Celestica, Inc.(c)	29,788	293,182
Centerra Gold, Inc.	31,967	239,324
Chartwell Retirement Residences	40,703	392,073
Chemtrade Logistics Income Fund(a)	36,993	236,065
Choice Properties REIT	37,742	453,373
Chorus Aviation, Inc.(c)	52,873	153,558
Cineplex, Inc.(c)	42,962	459,583
Cogeco Communications, Inc.	2,039	174,842
Cogeco, Inc.	2,721	180,837
Colliers International Group, Inc.	2,911	421,638
Cominar REIT, Class U	32,838	305,981
Corus Entertainment, Inc., Class B	64,303	291,025
Crombie REIT(a)	16,673	248,572
Cronos Group, Inc.(c)	11,018	57,065
CT REIT	12,235	175,202
Descartes Systems Group, Inc. (The)(c)	3,286	267,933
Dollarama, Inc.	16,176	730,011
Dorel Industries, Inc., Class B(c)	15,274	274,785
Dream Industrial REIT	20,998	287,133
Dream Office REIT	11,701	220,417
DREAM Unlimited Corp.	6,358	158,495
Dundee Precious Metals, Inc.	18,091	118,802
ECN Capital Corp.	23,618	205,018
Element Fleet Management Corp.	63,121	684,908
Enerflex Ltd.	18,240	155,243
Enerplus Corp.	87,947	831,543
Equitable Group, Inc.	3,912	243,926
Exchange Income Corp.	7,242	248,888
Extendicare, Inc.	21,038	122,879
Fiera Capital Corp.	17,650	151,219
First Majestic Silver Corp.	5,771	73,002
FirstService Corp.	1,549	308,463
Fortuna Silver Mines, Inc.(c)	18,867	91,325
Freehold Royalties Ltd.	23,155	220,986
GFL Environmental, Inc.	8,256	338,952
Granite REIT	7,362	595,826
Home Capital Group, Inc.(c)	13,837	448,303
Hudbay Minerals, Inc.	50,014	348,208
IAMGOLD Corp.(a)(c)	175,603	483,084
IGM Financial, Inc.	19,946	790,728
Innergex Renewable Energy, Inc.	10,783	179,202
Interfor Corp.	16,261	371,777
InterRent REIT	16,456	240,690
Intertape Polymer Group, Inc.	12,617	286,225
Ivanhoe Mines Ltd., Class A(c)	25,224	197,592
Kelt Exploration Ltd.	52,807	213,009
Killam Apartment REIT	20,667	379,144
Kirkland Lake Gold Ltd.	13,080	550,509
Labrador Iron Ore Royalty Corp.	5,430	156,958
Laurentian Bank of Canada	16,522	555,421
LifeWorks, Inc.	7,591	195,907
Maple Leaf Foods, Inc.	20,536	446,986
Martinrea International, Inc.	19,262	178,549
Mullen Group Ltd.	22,986	237,361
New Gold, Inc.(c)	116,223	163,146
NFI Group, Inc.	22,270	450,592

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2021

	Shares	Value
Canada-(continued)
North West Co., Inc. (The)	12,776	$346,623
NorthWest Healthcare Properties REIT(a)	29,544	316,522
Osisko Gold Royalties Ltd.	15,146	190,982
Pan American Silver Corp.	14,944	381,813
Paramount Resources Ltd., Class A	17,747	296,225
Pason Systems, Inc.	21,000	155,863
Peyto Exploration & Development Corp.	41,144	323,961
PrairieSky Royalty Ltd.	40,784	501,101
Precision Drilling Corp.(c)	13,178	582,488
Premium Brands Holdings Corp.	4,005	432,148
Pretium Resources, Inc.(c)	20,497	247,541
Richelieu Hardware Ltd.	5,153	181,626
Ritchie Bros. Auctioneers, Inc.	9,408	642,025
Russel Metals, Inc.	16,038	422,185
Sandstorm Gold Ltd.(c)	16,403	103,615
Secure Energy Services, Inc.	50,468	233,296
ShawCor Ltd.	65,252	280,580
Shopify, Inc., Class A(c)	339	494,195
Sienna Senior Living, Inc.(a)	19,401	222,097
Sierra Wireless, Inc.(a)(c)	8,023	134,240
Sleep Country Canada Holdings, Inc.(b)	6,657	186,517
SSR Mining, Inc.	19,906	313,473
Stantec, Inc.	16,284	898,573
Stelco Holdings, Inc.	7,517	260,583
Stella-Jones, Inc.	10,975	393,384
Summit Industrial Income REIT	11,684	222,831
SunOpta, Inc.(c)	9,781	75,751
Superior Plus Corp.	42,835	475,848
Tamarack Valley Energy Ltd.	68,986	200,355
Torex Gold Resources, Inc.(c)	19,929	231,357
Toromont Industries Ltd.	7,882	700,163
TransAlta Renewables, Inc.(a)	12,042	177,975
Transcontinental, Inc., Class A	20,650	326,522
Tricon Residential, Inc.	30,573	444,209
Wajax Corp.	7,194	143,410
Westshore Terminals Investment Corp.	11,183	241,514
Winpak Ltd.	4,475	139,822

		39,738,587

China-1.21%
Budweiser Brewing Co. APAC Ltd.(a)(b)	124,832	344,212
CapitaLand China Trust	160,676	145,365
Chow Tai Fook Jewellery Group Ltd.	214,729	439,448
ESR Cayman Ltd.(b)(c)	87,600	284,341
FIH Mobile Ltd.(a)(c)	3,035,871	472,218
GCL New Energy Holdings Ltd.(c)	2,648,000	124,247
Kerry Logistics Network Ltd.	48,000	116,621
Lee & Man Paper Manufacturing Ltd.	222,000	166,663
Minth Group Ltd.	102,070	408,067
MMG Ltd.(c)	523,102	242,082
Nexteer Automotive Group Ltd.	204,842	252,792
SITC International Holdings Co. Ltd.	122,068	413,481
Sun Art Retail Group Ltd.(a)	490,581	288,835
Uni-President China Holdings Ltd.	207,880	177,441
VSTECS Holdings Ltd.	166,000	157,271
Want Want China Holdings Ltd.(a)	822,000	637,181
Wharf Holdings Ltd. (The)	169,000	586,575

		5,256,840

	Shares	Value
Colombia-0.18%
Gran Tierra Energy, Inc.(c)	227,616	$207,500
Parex Resources, Inc.	29,040	562,971

		770,471

Denmark-1.32%
D/S Norden A/S	8,551	206,580
Demant A/S(c)	7,140	346,207
Dfds A/S(c)	7,920	410,270
Drilling Co. of 1972 A/S (The)(a)(c)	7,469	267,931
FLSmidth & Co. A/S	15,312	582,625
Genmab A/S(c)	1,195	536,122
GN Store Nord A/S	4,572	277,733
H Lundbeck A/S	8,094	225,255
Matas A/S	10,029	196,419
NKT A/S(c)	5,092	245,714
Ringkjoebing Landbobank A/S	1,552	197,249
Rockwool International A/S, Class B	797	364,507
Royal Unibrew A/S	4,304	534,556
Scandinavian Tobacco Group A/S(b)	13,116	295,033
Schouw & Co. A/S	1,286	125,232
SimCorp A/S	1,613	195,065
Sydbank A/S	8,901	306,007
Topdanmark A/S	8,398	446,528

		5,759,033

Egypt-0.11%
Centamin PLC	377,720	485,452

Faroe Islands-0.10%
Bakkafrost P/F	4,571	421,583

Finland-1.02%
Cargotec OYJ, Class B	9,166	475,634
Citycon OYJ(a)	17,726	145,748
Finnair OYJ(a)(c)	330,848	253,156
Kemira OYJ(a)	22,083	339,122
Kojamo OYJ	29,402	657,713
Konecranes OYJ	14,222	592,174
Metsa Board OYJ	27,732	256,743
Metso Outotec OYJ	11,031	110,806
Neles OYJ	20,908	313,577
Sanoma OYJ	8,083	125,906
TietoEVRY OYJ	17,539	537,871
Tokmanni Group Corp.	8,211	187,003
Uponor OYJ	9,316	226,831
YIT OYJ	35,839	211,521

		4,433,805

France-3.23%
Adevinta ASA, Class B(c)	8,713	143,220
Albioma S.A.	3,659	143,969
ALD S.A.(b)	10,824	161,085
Alten S.A.	4,268	687,529
BioMerieux	2,292	291,899
Bollore S.A.	107,223	621,660
CGG S.A.(a)(c)	532,741	386,432
Cie Plastic Omnium S.A.	15,864	439,873
Coface S.A.(c)	21,837	312,095
Dassault Aviation S.A.	4,188	437,403
Derichebourg S.A.(c)	33,148	377,084
Elior Group S.A.(a)(b)(c)	63,673	502,536
Eramet S.A.(c)	3,158	264,227

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2021

	Shares	Value
France-(continued)
Fnac Darty S.A.(a)	6,835	$443,345
Gaztransport Et Technigaz S.A.	2,306	190,539
Imerys S.A.	10,885	472,123
Ipsen S.A.	4,102	424,386
Ipsos	4,895	229,139
JCDecaux S.A.(c)	22,108	577,186
Kaufman & Broad S.A.	2,361	94,537
La Francaise des Jeux SAEM(b)	8,041	417,815
Lagardere S.A.(c)	12,730	336,474
Maisons du Monde S.A.(b)	10,967	248,501
Mercialys S.A.	31,092	337,324
Metropole Television S.A.	11,032	243,335
Nexans S.A.	7,364	738,431
Nexity S.A.	11,822	540,127
Quadient S.A.	7,543	180,344
Remy Cointreau S.A.(a)	1,596	322,481
Sartorius Stedim Biotech	325	179,102
SMCP S.A.(b)(c)	19,082	156,124
Societe BIC S.A.	6,818	396,479
SOITEC(c)	573	152,381
Sopra Steria Group SACA	2,749	541,136
Tarkett S.A.(c)	2,610	60,409
Television Francaise 1	37,242	399,091
Trigano S.A.	991	185,673
Vallourec S.A.(c)	29,341	234,289
Verallia S.A.(b)	5,656	209,322
Vicat S.A.	2,375	101,281
Virbac S.A.	461	233,403
Wendel SE	4,740	631,366

		14,045,155

Germany-4.84%
1&1 AG	14,084	410,402
Aareal Bank AG	24,214	774,519
ADLER Group S.A.(a)(b)	10,317	140,049
ADVA Optical Networking SE(c)	11,816	156,705
AIXTRON SE	5,217	124,068
alstria office REIT-AG	37,120	694,187
Bechtle AG	7,297	547,201
Bilfinger SE	11,359	399,089
CANCOM SE	3,962	274,001
Carl Zeiss Meditec AG, BR	1,370	275,786
CECONOMY AG(c)	73,026	355,954
CompuGroup Medical SE & Co. KGaA	1,172	98,060
CTS Eventim AG & Co. KGaA(c)	4,141	301,236
Deutsche EuroShop AG	23,311	473,980
Deutsche Pfandbriefbank AG(b)	56,112	696,435
Deutz AG(c)	33,719	283,295
DIC Asset AG	10,368	182,255
Draegerwerk AG & Co. KGaA	956	71,358
Draegerwerk AG & Co. KGaA, Preference Shares	2,913	229,570
Duerr AG	14,526	657,280
DWS Group GmbH & Co. KGaA(b)	10,011	433,520
ElringKlinger AG(c)	11,414	161,280
Encavis AG(a)	6,414	134,349
Evotec SE(c)	3,608	174,739
Fielmann AG	2,944	194,196
Gerresheimer AG	4,813	441,689
Grand City Properties S.A.	24,194	620,447

	Shares	Value
Germany-(continued)
GRENKE AG	6,023	$234,963
Hamborner REIT AG	11,002	123,514
Hamburger Hafen und Logistik AG	4,762	106,855
Heidelberger Druckmaschinen AG(c)	104,982	270,924
HelloFresh SE(c)	1,692	137,065
Hornbach Baumarkt AG	3,626	163,022
Hornbach Holding AG & Co. KGaA	4,320	546,426
Instone Real Estate Group SE(b)	3,801	100,291
Jenoptik AG	7,158	274,021
JOST Werke AG(b)	1,885	109,289
Jungheinrich AG, Preference Shares	10,260	520,292
Kloeckner & Co. SE(c)	31,416	423,186
Krones AG	2,639	272,568
Leoni AG(c)	27,909	432,789
Nordex SE(a)(c)	14,193	261,155
Norma Group SE	7,072	304,448
PATRIZIA AG	4,234	117,105
Puma SE	5,817	722,314
Rational AG	167	166,127
SAF-Holland SE(c)	16,510	229,274
Salzgitter AG(c)	18,292	673,579
Sartorius AG, Preference Shares	473	306,752
Schaeffler AG, Preference Shares	54,959	436,305
Scout24 SE(b)	5,484	382,051
Siltronic AG	2,447	387,106
Sirius Real Estate Ltd.	111,691	206,992
Software AG	8,140	334,976
Softwareone Holding AG(a)	13,471	312,542
Stabilus S.A.	3,163	237,925
Stroeer SE & Co. KGaA	3,172	269,070
Suedzucker AG	33,787	536,452
Talanx AG	12,464	600,037
Traton SE	14,047	362,507
Wacker Chemie AG	3,416	616,497
Wacker Neuson SE	7,455	244,670
zooplus AG(c)	585	323,873

		21,052,612

Ghana-0.08%
Tullow Oil PLC(c)	555,000	349,725

Hong Kong-1.70%
ASM Pacific Technology Ltd.	40,562	438,259
Bank of East Asia Ltd. (The)	46,306	76,194
Cafe de Coral Holdings Ltd.	57,788	105,487
Cathay Pacific Airways Ltd.(a)(c)	322,767	297,496
CK Infrastructure Holdings Ltd.	88,674	534,617
Cowell e Holdings, Inc.(a)(c)	196,000	152,687
Dairy Farm International Holdings Ltd.	71,399	254,895
Fortune REIT	132,650	137,611
Guotai Junan International Holdings Ltd.	579,290	84,149
Haitong International Securities Group Ltd.	566,950	130,458
Hang Lung Group Ltd.	41,942	98,236
Hang Lung Properties Ltd.	216,000	501,470
HKBN Ltd.	103,667	124,469
Hongkong Land Holdings Ltd.	113,314	624,360
Huabao International Holdings Ltd.	134,000	251,841
Hutchison Port Holdings Trust, Class U	560,833	120,579
Hysan Development Co. Ltd.	60,000	208,637
Johnson Electric Holdings Ltd., H Shares	46,829	104,024
Kerry Properties Ltd.	116,085	327,555

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2021

	Shares	Value
Hong Kong-(continued)
Man Wah Holdings Ltd.	91,703	$142,640
Mapletree North Asia Commercial Trust(b)	344,240	260,382
Melco International Development Ltd.(c)	151,482	197,846
NWS Holdings Ltd.	239,176	237,975
Pacific Basin Shipping Ltd.(a)	649,484	300,569
PCCW Ltd.	611,300	315,117
Sino Land Co. Ltd.(a)	224,000	294,288
Swire Properties Ltd.	130,200	348,972
Value Partners Group Ltd.	222,282	114,298
Vitasoy International Holdings Ltd.(a)	54,153	130,317
VTech Holdings Ltd.	28,934	222,611
Yue Yuen Industrial Holdings Ltd.(c)	108,788	231,867

		7,369,906

Indonesia-0.03%
First Resources Ltd.	104,676	138,171

Iraq-0.03%
Gulf Keystone Petroleum Ltd.	48,623	132,500

Ireland-0.27%
C&C Group PLC(c)	55,897	198,601
Dalata Hotel Group PLC	32,083	137,374
Glanbia PLC	27,528	450,137
Greencore Group PLC(a)(c)	122,873	217,609
Hibernia REIT PLC	124,123	180,988

		1,184,709

Israel-1.87%
Airport City Ltd.(c)	9,330	178,156
Alony Hetz Properties & Investments Ltd.	15,868	259,319
Amot Investments Ltd.	22,161	169,251
Azrieli Group Ltd.	5,149	481,814
Bezeq The Israeli Telecommunication Corp. Ltd.(c)	414,652	520,277
Clal Insurance Enterprises Holdings Ltd.(c)	7,921	196,015
Delek Group Ltd.(c)	7,076	588,387
Elbit Systems Ltd.	3,679	580,370
Fattal Holdings 1998 Ltd.(c)	954	102,688
First International Bank of Israel Ltd.(a)	8,666	347,535
Formula Systems 1985 Ltd.	1,215	130,550
Gazit-Globe Ltd., (Acquired 03/17/2016 - 10/26/2021; Cost $146,170)(e)	17,100	138,941
Harel Insurance Investments & Financial Services Ltd.	13,939	155,822
ICL Group Ltd.	99,382	851,571
Isracard Ltd.	37,839	152,106
Israel Corp. Ltd. (The)(a)(c)	529	195,087
Melisron Ltd.(c)	3,729	315,746
Mivne Real Estate KD Ltd.	83,229	303,720
Nice Ltd.(c)	2,294	646,885
Phoenix Holdings Ltd. (The)	19,761	249,575
Plus500 Ltd.	24,527	442,613
Shikun & Binui Ltd.(c)	29,575	176,129
Shufersal Ltd.	28,286	234,399
Strauss Group Ltd.(a)	4,639	136,561
Tower Semiconductor Ltd.(c)	18,248	593,652

		8,147,169

Italy-3.15%
ACEA S.p.A.	12,256	266,078
Amplifon S.p.A.	5,002	254,408

	Shares	Value
Italy-(continued)
Anima Holding S.p.A.(b)	81,277	$431,726
Autogrill S.p.A.(c)	88,606	694,807
Banca Generali S.p.A.(a)	10,751	505,876
Banca Mediolanum S.p.A.	58,447	588,855
Banca Monte dei Paschi di Siena S.p.A.(a)(c)	177,493	211,771
Banca Popolare di Sondrio SCPA	50,175	218,092
BFF Bank S.p.A.(b)	34,606	309,970
Brembo S.p.A.(a)	26,664	350,226
Buzzi Unicem S.p.A.	22,162	517,300
Cerved Group S.p.A.(c)	7,783	93,491
Danieli & C. Officine Meccaniche S.p.A.(a)	2,402	80,890
Danieli & C. Officine Meccaniche S.p.A., RSP	8,503	183,813
Davide Campari-Milano N.V.	33,037	469,490
De Longhi S.p.A.	8,512	332,947
DiaSorin S.p.A.	878	198,489
Enav S.p.A.(b)(c)	57,619	252,716
ERG S.p.A.	11,079	400,277
Esprinet S.p.A.(a)	18,847	244,716
Fincantieri S.p.A.(a)	124,738	98,449
Infrastrutture Wireless Italiane S.p.A.(b)	20,193	223,308
Interpump Group S.p.A.	6,853	505,578
Iren S.p.A.	174,327	541,874
Maire Tecnimont S.p.A.(a)	93,006	401,034
MARR S.p.A.	8,720	205,457
Mediaset N.V.(a)	99,103	278,460
Moncler S.p.A.(a)	9,064	651,597
Nexi S.p.A.(b)(c)	19,238	334,504
OVS S.p.A.(b)(c)	112,960	324,193
Piaggio & C S.p.A.	43,795	146,977
PRADA S.p.A.	59,816	375,241
Recordati Industria Chimica e Farmaceutica S.p.A.	9,180	574,947
Reply S.p.A.	1,350	261,996
Salvatore Ferragamo S.p.A.(a)(c)	12,252	260,745
Saras S.p.A.(a)(c)	534,332	397,232
Societa Cattolica Di Assicurazione S.p.A.(c)	38,264	291,369
Technogym S.p.A.(b)	10,550	110,858
Tods S.p.A.(a)(c)	3,982	219,718
Unieuro S.p.A.(b)	17,119	402,163
UnipolSai Assicurazioni S.p.A.	106,790	309,451
Webuild S.p.A.	66,522	164,743
Webuild S.p.A., Wts., expiring 08/02/2030(c)	6,553	0

		13,685,832

Japan-25.91%
77 Bank Ltd. (The)	11,390	116,073
ABC-Mart, Inc.(a)	5,376	256,954
Acom Co. Ltd.(a)	64,767	215,275
Activia Properties, Inc.	56	229,353
Adastria Co. Ltd.	11,898	220,691
ADEKA Corp.	11,574	256,805
Advance Residence Investment Corp.	87	285,358
Aeon Delight Co. Ltd.	4,837	148,048
Aeon Mall Co. Ltd.	35,026	510,530
AEON REIT Investment Corp.	137	185,030
Aica Kogyo Co. Ltd.	5,761	176,076
Aiful Corp.	93,242	309,103
Ain Holdings, Inc.	5,247	308,769
Alfresa Holdings Corp.	25,393	356,315
Alpen Co. Ltd.(a)	6,053	147,257

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2021

	Shares	Value
Japan-(continued)
Amano Corp.	9,639	$237,456
Anritsu Corp.	12,765	211,024
AOKI Holdings, Inc.	17,074	103,919
Aoyama Trading Co. Ltd.(c)	49,648	340,058
Arcland Sakamoto Co. Ltd.	9,314	138,944
Arcs Co. Ltd.	8,658	166,212
Ariake Japan Co. Ltd.	2,019	131,029
As One Corp.	868	118,448
Asahi Holdings, Inc.	13,362	238,237
Asahi Intecc Co. Ltd.	4,796	126,141
ASKUL Corp.	8,669	117,538
Autobacs Seven Co. Ltd.	14,207	183,405
Avex, Inc.	12,900	176,035
Azbil Corp.(a)	13,065	555,714
Bank of Kyoto Ltd. (The)(a)	7,143	320,738
Belc Co. Ltd.	2,053	101,187
Bell System24 Holdings, Inc.	6,276	80,359
Belluna Co. Ltd.	15,590	109,106
Benesse Holdings, Inc.	28,256	644,294
Bic Camera, Inc.	24,100	207,341
BML, Inc.	3,015	105,634
Calbee, Inc.	13,230	340,540
Canon Marketing Japan, Inc.	10,472	206,823
Capcom Co. Ltd.	7,066	189,625
Cawachi Ltd.	4,540	88,351
Chiba Bank Ltd. (The)	86,829	537,613
Chiyoda Corp.(c)	54,769	199,335
Chugoku Electric Power Co., Inc. (The)(a)	50,003	414,408
Chugoku Marine Paints Ltd.	14,337	110,522
Citizen Watch Co. Ltd.	112,583	488,740
CKD Corp.	9,532	188,007
Coca-Cola Bottlers Japan Holdings, Inc.	27,895	382,616
Colowide Co. Ltd.(a)	11,060	159,850
Comforia Residential REIT, Inc.	39	113,554
Concordia Financial Group Ltd.	146,970	583,884
Cosmo Energy Holdings Co. Ltd.	17,661	361,352
Cosmos Pharmaceutical Corp.	2,244	341,840
Create SD Holdings Co. Ltd.	4,219	129,502
CyberAgent, Inc.	29,162	485,927
Daibiru Corp.	8,586	118,898
Daicel Corp.	84,848	635,476
Daido Steel Co. Ltd.	4,730	181,069
Daihen Corp.	4,107	170,907
Daiho Corp.	5,462	183,703
Daiichikosho Co. Ltd.(a)	6,626	239,995
Daio Paper Corp.	12,980	227,556
Daiseki Co. Ltd.	6,458	300,741
Daiwa House REIT Investment Corp.	137	392,888
Daiwa Office Investment Corp.	23	148,257
Daiwa Securities Living Investments Corp.	135	136,154
Daiwabo Holdings Co. Ltd.	28,606	501,499
DCM Holdings Co. Ltd.	39,564	384,797
DeNA Co. Ltd.	15,371	283,762
Dexerials Corp.	10,588	213,385
DIC Corp.	16,024	423,700
DMG Mori Co. Ltd.	37,850	648,952
Doutor Nichires Holdings Co. Ltd.	9,135	130,746
Dowa Holdings Co. Ltd.	10,195	424,251
DTS Corp.	7,002	154,870
Duskin Co. Ltd.	4,738	113,770

	Shares	Value
Japan-(continued)
DyDo Group Holdings, Inc.	3,190	$151,632
Earth Corp.	2,932	179,481
EDION Corp.	21,917	207,589
Elecom Co. Ltd.	4,757	72,591
Exedy Corp.	17,186	255,171
EXEO Group, Inc.	21,771	501,769
Ezaki Glico Co. Ltd.	8,134	294,615
Fancl Corp.	3,740	112,831
FCC Co. Ltd.	11,431	157,894
Financial Products Group Co. Ltd.(a)	20,667	119,081
Food & Life Cos. Ltd.	5,690	245,764
FP Corp.	6,049	205,037
Frontier Real Estate Investment Corp.	36	159,123
Fuji Corp.	14,308	331,898
Fuji Media Holdings, Inc.	26,448	274,164
Fuji Oil Holdings, Inc.	8,422	197,430
Fuji Seal International, Inc.	6,859	150,203
Fuji Soft, Inc.	4,274	216,652
Fujikura Ltd.(c)	124,440	667,900
Fujitec Co. Ltd.	6,535	147,808
Fujitsu General Ltd.	8,904	218,334
Fukuoka Financial Group, Inc.	32,031	575,027
Fukuoka REIT Corp.	81	120,124
Fukuyama Transporting Co. Ltd.	2,651	105,319
Fuyo General Lease Co. Ltd.	2,109	136,685
Geo Holdings Corp.	11,228	119,050
GLOBERIDE, Inc.(a)	5,842	210,829
Glory Ltd.	9,739	208,916
GLP J-REIT	167	272,267
GMO internet, Inc.	5,429	149,265
GOLDWIN, Inc.(a)	2,053	123,693
GungHo Online Entertainment, Inc.(a)	6,908	129,285
Gunma Bank Ltd. (The)	46,671	144,075
Gunze Ltd.	2,961	113,870
H.I.S. Co. Ltd.(a)(c)	16,846	378,065
H.U. Group Holdings, Inc.	16,081	395,590
H2O Retailing Corp.(a)	26,926	214,180
Hachijuni Bank Ltd. (The)	58,071	194,037
Hakuhodo DY Holdings, Inc.(a)	27,576	449,342
Hamamatsu Photonics K.K.	6,937	410,045
Hanwa Co. Ltd.	7,812	233,281
Hazama Ando Corp.	33,839	228,512
Heiwa Corp.	11,995	213,338
Heiwa Real Estate Co. Ltd.	5,205	163,876
Heiwado Co. Ltd.	5,561	95,931
Hikari Tsushin, Inc.	3,037	467,436
Hirata Corp.	1,837	111,324
Hirogin Holdings, Inc.(a)	21,753	119,615
Hisamitsu Pharmaceutical Co., Inc.(a)	6,179	209,715
Hitachi Transport System Ltd.	9,875	387,985
Hitachi Zosen Corp.(a)	81,423	635,531
Hogy Medical Co. Ltd.	4,648	126,977
Hokkaido Electric Power Co., Inc.	54,154	224,642
Hokuetsu Corp.	23,610	155,295
Hokuhoku Financial Group, Inc.	12,909	92,381
Hokuriku Electric Power Co.(a)	25,497	121,196
Hokuto Corp.	5,239	90,376
Horiba Ltd.	8,131	530,538
Hoshizaki Corp.	5,986	501,874
Hosiden Corp.	18,363	192,769

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2021

	Shares	Value
Japan-(continued)
House Foods Group, Inc.	7,382	$211,377
Hulic Reit, Inc.(a)	91	137,667
Ibiden Co. Ltd.	13,789	823,531
IDOM, Inc.	25,517	174,104
Inaba Denki Sangyo Co. Ltd.	6,498	155,348
Industrial & Infrastructure Fund Investment Corp.	84	153,598
INFRONEER Holdings, Inc.	50,853	421,006
Internet Initiative Japan, Inc.	9,245	321,477
Invesco Office J-Reit, Inc.(f)	292	58,080
Invincible Investment Corp.	473	186,670
IRISO Electronics Co. Ltd.	2,637	120,258
Ito En Ltd.	7,889	524,434
Itochu Techno-Solutions Corp.	12,810	403,314
Itoham Yonekyu Holdings, Inc.	17,867	108,589
Iyo Bank Ltd. (The)	24,400	119,191
Izumi Co. Ltd.(a)	8,266	249,738
JAFCO Group Co. Ltd.	4,817	303,742
Japan Airport Terminal Co. Ltd.(c)	6,213	306,768
Japan Aviation Electronics Industry Ltd.	16,034	264,784
Japan Display, Inc.(a)(c)	338,948	101,068
Japan Excellent, Inc.(a)	129	155,784
Japan Hotel REIT Investment Corp.	395	238,334
Japan Lifeline Co. Ltd.(a)	10,246	110,075
Japan Logistics Fund, Inc.	50	149,309
Japan Petroleum Exploration Co. Ltd.	9,343	170,186
Japan Prime Realty Investment Corp.	65	237,996
Japan Real Estate Investment Corp.	87	532,567
Japan Steel Works Ltd. (The)	14,516	424,564
Jeol Ltd.	3,429	258,622
JVCKenwood Corp.	79,478	136,616
Kadokawa Corp.(a)	4,904	259,339
Kagome Co. Ltd.	10,243	259,612
Kakaku.com, Inc.	6,571	216,968
Kaken Pharmaceutical Co. Ltd.	8,623	339,551
Kamigumi Co. Ltd.	29,102	583,699
Kanamoto Co. Ltd.(a)	7,462	159,285
Kandenko Co. Ltd.	23,993	185,589
Kaneka Corp.	10,282	393,606
Kanematsu Corp.	10,004	115,810
Kanto Denka Kogyo Co. Ltd.	14,351	131,774
Keihan Holdings Co. Ltd.	8,645	226,540
Keikyu Corp.	27,167	305,443
Kenedix Office Investment Corp.(a)	35	221,311
Kenedix Residential Next Investment Corp.	66	126,877
Kenedix Retail REIT Corp.	54	137,622
Kewpie Corp.	16,556	362,265
KH Neochem Co. Ltd.(a)	6,281	160,957
Kinden Corp.	20,817	340,667
Kintetsu World Express, Inc.	12,584	300,625
Kissei Pharmaceutical Co. Ltd.	5,108	102,003
KNT-CT Holdings Co. Ltd.(c)	11,033	161,975
Kobayashi Pharmaceutical Co. Ltd.(a)	3,826	305,677
Koei Tecmo Holdings Co. Ltd.	3,567	165,172
Kohnan Shoji Co. Ltd.	13,353	416,311
KOKUYO Co. Ltd.(a)	15,342	232,501
Komeri Co. Ltd.	9,866	227,560
Konami Holdings Corp.(a)	8,425	462,535
Kose Corp.	2,375	274,731
Kumagai Gumi Co. Ltd.	8,226	203,152

	Shares	Value
Japan-(continued)
Kumiai Chemical Industry Co. Ltd.	14,693	$109,142
Kureha Corp.	5,605	362,770
Kusuri no Aoki Holdings Co. Ltd.	1,972	130,919
KYB Corp.	4,976	132,664
KYORIN Holdings, Inc.	7,631	116,849
Kyoritsu Maintenance Co. Ltd.	5,078	189,715
Kyudenko Corp.	6,101	193,156
Kyushu Financial Group, Inc.	35,193	118,210
LaSalle Logiport REIT	75	124,709
Leopalace21 Corp.(c)	263,320	565,783
Life Corp.	7,895	258,608
Lintec Corp.	8,445	188,267
M3, Inc.	3,433	201,961
Mabuchi Motor Co. Ltd.	10,980	377,475
Macnica Fuji Electronics Holdings, Inc.	7,951	186,250
Makino Milling Machine Co. Ltd.	7,394	265,542
Mandom Corp.	8,806	127,736
Maruha Nichiro Corp., Class C	8,283	186,545
Maruichi Steel Tube Ltd.	17,990	407,842
Matsui Securities Co. Ltd.	16,568	118,711
Maxell Ltd.	11,095	133,014
MCJ Co. Ltd.	15,578	175,009
Mebuki Financial Group, Inc.	256,003	523,119
Medipal Holdings Corp.	29,252	527,190
Megmilk Snow Brand Co. Ltd.	8,715	168,529
Meidensha Corp.	15,494	324,895
Meitec Corp.	3,985	238,349
Menicon Co. Ltd.	3,472	130,324
Mirait Holdings Corp.	14,756	282,502
Mitsubishi Logistics Corp.	11,885	331,456
Mitsui E&S Holdings Co. Ltd.(c)	76,856	389,588
Miura Co. Ltd.	5,051	193,358
Mixi, Inc.	17,194	392,812
Mizuho Leasing Co. Ltd.	3,936	121,333
Modec, Inc.	7,540	129,607
Monex Group, Inc.	15,611	101,039
Mori Hills REIT Investment Corp.	112	151,658
Mori Trust Sogo Reit, Inc.(a)	98	126,427
Morinaga & Co. Ltd.	6,942	244,743
Morinaga Milk Industry Co. Ltd.	8,345	488,881
MOS Food Services, Inc.	3,741	104,003
Musashi Seimitsu Industry Co. Ltd.	12,575	235,344
Nachi-Fujikoshi Corp.	3,124	117,946
Nagoya Railroad Co. Ltd.(c)	22,949	377,972
Nankai Electric Railway Co. Ltd.	10,707	211,746
NEC Networks & System Integration Corp.	11,815	189,517
NET One Systems Co. Ltd.	9,556	312,178
Nexon Co. Ltd.	16,595	281,034
NHK Spring Co. Ltd.	21,813	163,944
Nichias Corp.(a)	7,471	182,344
Nichicon Corp.(a)	16,407	154,681
Nichiha Corp.	4,072	116,776
Nichi-iko Pharmaceutical Co. Ltd.(a)	21,427	162,171
Nifco, Inc.	12,937	411,284
Nihon Kohden Corp.	12,395	394,053
Nihon M&A Center Holdings, Inc.	4,793	146,491
Nihon Unisys Ltd.	10,859	303,795
Nikkiso Co. Ltd.	13,406	118,394
Nikkon Holdings Co. Ltd.	6,484	126,069
Nippo Corp.	8,251	291,254

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2021

	Shares	Value
Japan-(continued)
Nippon Accommodations Fund, Inc.	30	$167,069
Nippon Building Fund, Inc.	93	603,552
Nippon Carbon Co. Ltd.	2,921	112,588
Nippon Chemi-Con Corp.(c)	8,749	163,586
Nippon Denko Co. Ltd.(a)	38,307	123,295
Nippon Gas Co. Ltd.	17,164	212,095
Nippon Kayaku Co. Ltd.	33,020	347,213
Nippon Light Metal Holdings Co. Ltd.	11,799	195,262
Nippon Paint Holdings Co. Ltd.(a)	31,931	341,363
Nippon Paper Industries Co. Ltd.(a)	28,763	293,873
Nippon Prologis REIT, Inc.	90	300,329
NIPPON REIT Investment Corp.	37	142,127
Nippon Sanso Holdings Corp.(a)	29,437	693,167
Nippon Sheet Glass Co. Ltd.(c)	60,184	335,162
Nippon Shinyaku Co. Ltd.	4,155	331,963
Nippon Shokubai Co. Ltd.	6,701	349,081
Nippon Soda Co. Ltd.	3,574	107,040
Nippon Steel Trading Corp.	3,041	137,082
Nippon Suisan Kaisha Ltd.	95,200	540,183
Nippon Television Holdings, Inc.	11,414	123,124
Nippon Thompson Co. Ltd.	23,716	121,674
Nipro Corp.	23,529	238,540
Nishimatsu Construction Co. Ltd.	20,256	583,565
Nishimatsuya Chain Co. Ltd.	9,682	123,121
Nishi-Nippon Railroad Co. Ltd.	4,896	120,097
Nishio Rent All Co. Ltd.	4,512	111,153
Nissha Co. Ltd.(a)	9,656	157,257
Nisshin Seifun Group, Inc.	32,797	517,446
Nisshinbo Holdings, Inc.	38,074	293,172
Nissin Electric Co. Ltd.	11,888	146,587
Nitto Boseki Co. Ltd.	4,385	140,174
Noevir Holdings Co. Ltd.	2,387	116,393
NOF Corp.	7,575	379,331
Nojima Corp.	5,671	123,989
NOK Corp.	21,267	245,076
Nomura Co. Ltd.	16,366	160,754
Nomura Real Estate Master Fund, Inc.	368	550,911
Nomura Research Institute Ltd.	18,630	741,769
NS Solutions Corp.	6,343	212,500
NSD Co. Ltd.	7,500	142,403
NTT UD REIT Investment Corp.(a)	110	146,056
Obic Co. Ltd.	2,567	472,540
Oki Electric Industry Co. Ltd.	27,513	225,605
Okinawa Electric Power Co., Inc. (The)	11,030	135,233
OKUMA Corp.	7,621	362,252
Okumura Corp.	4,155	107,132
Onward Holdings Co. Ltd.(a)	57,871	171,037
Open House Co. Ltd.	9,992	632,688
Oracle Corp.	2,857	269,351
Orient Corp.	126,496	173,062
ORIX JREIT, Inc.	205	339,614
OSG Corp.	13,510	224,406
Outsourcing, Inc.	18,861	359,935
Paltac Corp.	4,255	188,075
Paramount Bed Holdings Co. Ltd.	4,850	90,301
Park24 Co. Ltd.(c)	24,646	376,309
Pasona Group, Inc.(a)	7,634	212,567
Penta-Ocean Construction Co. Ltd.	76,593	525,958
Persol Holdings Co. Ltd.	31,073	831,157
Pigeon Corp.	7,585	175,415

	Shares	Value
Japan-(continued)
Pilot Corp.	4,857	$177,625
Pola Orbis Holdings, Inc.	12,764	272,015
Prima Meat Packers Ltd.(a)	6,370	149,271
Raito Kogyo Co. Ltd.	8,797	155,920
Relia, Inc.	9,671	98,894
Relo Group, Inc.	10,655	220,248
Rengo Co. Ltd.(a)	48,065	363,781
Resorttrust, Inc.	17,287	305,488
Rinnai Corp.	5,738	586,758
Rohto Pharmaceutical Co. Ltd.	13,386	407,949
Round One Corp.	16,074	192,705
Royal Holdings Co. Ltd.(a)(c)	7,807	141,522
Saizeriya Co. Ltd.	6,409	172,555
Sakata Seed Corp.	3,672	110,458
SAMTY Co. Ltd.	8,980	199,013
San-A Co. Ltd.	2,625	94,272
Sanken Electric Co. Ltd.	4,696	245,868
Sanki Engineering Co. Ltd.	11,410	143,494
Sankyo Co. Ltd.	15,676	379,304
Sankyu, Inc.	8,586	386,285
Sanoh Industrial Co. Ltd.	13,242	116,829
Sanrio Co. Ltd.	9,019	201,301
Sanwa Holdings Corp.	30,532	354,522
Sanyo Chemical Industries Ltd.	3,528	174,195
Sapporo Holdings Ltd.	16,028	347,197
Sawai Group Holdings Co. Ltd.	8,704	383,197
SBS Holdings, Inc.	4,657	164,797
SCREEN Holdings Co. Ltd.	5,801	537,747
SCSK Corp.	17,687	356,765
Seiko Holdings Corp.	8,757	184,394
Seino Holdings Co. Ltd.	29,197	352,592
Sekisui House Reit, Inc.(a)	262	198,065
Senko Group Holdings Co. Ltd.	15,180	134,460
Seven Bank Ltd.	209,656	443,123
Shibaura Machine Co. Ltd.	6,482	150,872
Shikoku Electric Power Co., Inc.	35,378	230,217
Shima Seiki Manufacturing Ltd.	5,725	109,605
Shinko Electric Industries Co. Ltd.	7,065	282,538
Shinmaywa Industries Ltd.	17,674	144,151
Ship Healthcare Holdings, Inc.	15,113	395,900
Shizuoka Bank Ltd. (The)(a)	73,486	590,981
SHO-BOND Holdings Co. Ltd.	4,171	174,119
Shochiku Co. Ltd.(c)	1,146	124,525
Siix Corp.	7,673	84,721
SKY Perfect JSAT Holdings, Inc.	42,254	158,232
Sohgo Security Services Co. Ltd.	7,394	315,149
Sotetsu Holdings, Inc.(a)	9,241	178,134
Square Enix Holdings Co. Ltd.	7,600	415,242
Star Micronics Co. Ltd.(a)	7,811	102,137
Starts Corp., Inc.	5,399	129,406
Sugi Holdings Co. Ltd.	6,137	439,184
Sumitomo Bakelite Co. Ltd.	6,064	271,757
Sumitomo Dainippon Pharma Co. Ltd.	37,885	533,928
Sumitomo Mitsui Construction Co. Ltd.	29,367	124,396
Sumitomo Osaka Cement Co. Ltd.	9,338	261,243
Sumitomo Warehouse Co. Ltd. (The)	8,877	142,157
Sundrug Co. Ltd.	14,319	418,802
Suruga Bank Ltd.(a)	103,814	380,568
Suzuken Co. Ltd.	10,599	293,732
SWCC Showa Holdings Co. Ltd.	8,943	173,723

.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2021

	Shares	Value
Japan-(continued)
Tadano Ltd.	19,947	$217,095
Taisho Pharmaceutical Holdings Co. Ltd.	5,545	296,641
Taiyo Holdings Co. Ltd.	5,208	138,850
Takaoka Toko Co. Ltd.	7,027	90,715
Takara Holdings, Inc.	20,184	275,611
Takasago Thermal Engineering Co. Ltd.	7,356	134,185
Takashimaya Co. Ltd.	61,353	566,584
Takeuchi Manufacturing Co. Ltd.	7,135	183,029
Takuma Co. Ltd.	12,071	157,206
Tamura Corp.(a)	24,583	168,809
TBS Holdings, Inc.	11,270	177,908
TechnoPro Holdings, Inc.	10,357	329,262
T-Gaia Corp.	5,914	105,184
TKC Corp.	3,787	115,910
Toagosei Co. Ltd.	11,606	129,368
Tocalo Co. Ltd.	8,860	108,162
Toda Corp.	24,195	152,140
Toei Co. Ltd.	864	169,504
Toho Co. Ltd.	16,008	751,088
Toho Holdings Co. Ltd.	6,174	99,466
Toho Zinc Co. Ltd.	8,152	221,986
Tokai Carbon Co. Ltd.	36,710	479,057
Tokai Rika Co. Ltd.	9,626	134,228
Tokai Tokyo Financial Holdings, Inc.	50,117	173,173
Tokyo Ohka Kogyo Co. Ltd.	4,753	300,540
Tokyo Seimitsu Co. Ltd.	6,329	256,712
Tokyo Steel Manufacturing Co. Ltd.(a)	29,042	322,448
Tokyo Tatemono Co. Ltd.(a)	34,852	510,439
Tokyu REIT, Inc.	73	122,344
Tomy Co. Ltd.	23,821	225,623
Topcon Corp.	24,427	434,877
Topre Corp.	7,748	89,150
Toshiba TEC Corp.	6,304	247,129
Towa Pharmaceutical Co. Ltd.	5,206	133,546
Toyo Construction Co. Ltd.	20,472	102,338
Toyo Seikan Group Holdings Ltd.	31,033	366,871
Toyo Tire Corp.	30,204	500,111
Toyobo Co. Ltd.	20,711	248,478
Toyoda Gosei Co. Ltd.	18,279	372,072
Toyota Boshoku Corp.	24,213	463,344
Transcosmos, Inc.	6,649	199,718
Trusco Nakayama Corp.	6,130	147,840
TS Tech Co. Ltd.	18,491	246,655
Tsubaki Nakashima Co. Ltd.	15,603	217,847
Tsubakimoto Chain Co.	4,124	121,342
Tsumura & Co.	8,589	266,653
TV Asahi Holdings Corp.	7,331	110,841
Uchida Yoko Co. Ltd.	3,447	145,105
Ulvac, Inc.	10,640	593,470
United Arrows Ltd.(a)	11,544	230,323
United Super Markets Holdings, Inc.	14,174	129,154
United Urban Investment Corp.	285	354,922
Unitika Ltd.(a)(c)	26,911	85,671
Ushio, Inc.	33,734	601,458
USS Co. Ltd.	23,193	372,227
V Technology Co. Ltd.	2,053	77,151
Valor Holdings Co. Ltd., Class C	8,526	180,128
Wacoal Holdings Corp.	6,421	128,054
Wacom Co. Ltd.(a)	16,880	108,660
Welcia Holdings Co. Ltd.	13,724	512,130

	Shares	Value
Japan-(continued)
Yamaguchi Financial Group, Inc.	27,419	$152,936
Yamato Kogyo Co. Ltd.(a)	6,442	215,534
Yamazaki Baking Co. Ltd.(a)	28,329	429,811
Yaoko Co. Ltd.	4,774	283,446
Yellow Hat Ltd.	8,587	139,696
Yokogawa Bridge Holdings Corp.	8,472	170,443
Yoshinoya Holdings Co. Ltd.	12,567	244,562
Yurtec Corp.	17,095	99,849
Zenkoku Hosho Co. Ltd.	5,739	276,821
Zensho Holdings Co. Ltd.(a)	17,335	399,530
Zeon Corp.	31,663	374,874
ZOZO, Inc.	3,802	121,537

		112,618,539

Jordan-0.15%
Hikma Pharmaceuticals PLC	19,124	630,977

Luxembourg-0.31%
Eurofins Scientific SE	6,176	728,584
RTL Group S.A.	10,594	611,524

		1,340,108

Macau-0.14%
MGM China Holdings Ltd.(c)	96,905	71,380
SJM Holdings Ltd.(c)	368,158	274,969
Wynn Macau Ltd.(a)(c)	307,714	276,897

		623,246

Mexico-0.07%
Fresnillo PLC	24,437	289,146

Netherlands-2.01%
Accell Group N.V.	4,595	189,571
Adyen N.V.(b)(c)	139	419,919
AMG Advanced Metallurgical Group N.V.	4,197	124,047
Arcadis N.V.	16,309	796,466
Argenx SE(a)(c)	475	142,316
ASM International N.V.	1,985	899,102
Basic-Fit N.V.(a)(b)(c)	3,325	161,610
BE Semiconductor Industries N.V.	4,991	456,060
Boskalis Westminster	14,932	445,826
Corbion N.V.	5,884	279,861
Eurocommercial Properties N.V.	16,710	390,427
Euronext N.V.(b)	5,498	619,714
Flow Traders(b)	4,414	149,974
Fugro N.V.(c)	27,332	231,848
Heijmans N.V., CVA	7,696	107,231
IMCD N.V.	3,958	879,665
Intertrust N.V.(b)(c)	7,686	116,342
JDE Peet’s N.V.(a)	10,461	304,950
Koninklijke BAM Groep N.V.(c)	182,710	530,717
OCI N.V.(c)	18,832	533,937
Sligro Food Group N.V.(c)	5,344	143,168
TKH Group N.V., CVA	6,271	357,486
TomTom N.V.(a)(c)	16,291	140,359
Van Lanschot Kempen N.V.	5,099	141,620
Wereldhave N.V.(a)	12,502	194,015

		8,756,231

New Zealand-0.74%
a2 Milk Co. Ltd. (The)(a)(c)	24,917	117,155
Air New Zealand Ltd.(c)	155,436	185,767
Auckland International Airport Ltd.(c)	127,165	727,135

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2021

	Shares	Value
New Zealand-(continued)
Chorus Ltd.	56,805	$258,956
Contact Energy Ltd.	99,999	585,396
Fisher & Paykel Healthcare Corp. Ltd.(a)	19,627	438,378
Infratil Ltd.	31,034	183,895
Kathmandu Holdings Ltd.	112,757	128,304
Mercury NZ Ltd.	46,420	203,808
Ryman Healthcare Ltd.	19,446	201,094
SKYCITY Entertainment Group Ltd.	72,098	165,110

		3,194,998

Norway-1.76%
Aker ASA, Class A	5,609	515,195
Aker BP ASA	23,028	881,724
Aker Solutions ASA, Class A(c)	167,424	473,616
Austevoll Seafood ASA	17,110	230,782
Avance Gas Holding Ltd.(b)	11,286	46,962
Borregaard ASA	8,663	209,936
BW Offshore Ltd.(a)	38,558	125,073
DNO ASA(c)	171,624	249,545
Elkem ASA(b)(c)	69,515	274,960
Entra ASA(b)	24,185	602,674
Europris ASA(b)	36,914	272,296
Fjordkraft Holding ASA(b)	18,576	110,345
Frontline Ltd.	37,771	335,323
Grieg Seafood ASA(a)(c)	14,287	158,504
Kongsberg Gruppen ASA	10,459	342,480
Leroy Seafood Group ASA	46,500	422,163
Norwegian Air Shuttle ASA(a)(c)	62,042	75,542
Odfjell Drilling Ltd.(a)(c)	55,831	141,107
PGS ASA(a)(c)	176,219	71,660
Salmar ASA	5,770	438,584
Schibsted ASA, Class A	3,804	195,927
Schibsted ASA, Class B	4,837	218,083
SpareBank 1 SMN	12,289	204,253
SpareBank 1 SR-Bank ASA, Class B	18,409	281,598
TGS ASA	31,296	287,533
TOMRA Systems ASA	5,999	386,634
XXL ASA(b)	68,122	112,580

		7,665,079

Peru-0.02%
Hochschild Mining PLC(a)	44,972	87,906

Poland-1.16%
Alior Bank S.A.(c)	24,862	392,638
Allegro.eu S.A.(a)(b)(c)	8,273	93,632
Bank Millennium S.A.(c)	123,502	283,457
CCC S.A.(c)	4,740	143,271
Cyfrowy Polsat S.A.	27,594	246,963
Dino Polska S.A.(b)(c)	2,012	179,869
Grupa Lotos S.A.(c)	42,698	663,821
Jastrzebska Spolka Weglowa S.A.(a)(c)	28,919	375,755
LPP S.A.	84	301,938
mBank S.A.(c)	4,199	594,568
Orange Polska S.A.(c)	140,868	275,082
PGE Polska Grupa Energetyczna S.A.(c)	218,275	537,003
Polskie Gornictwo Naftowe i Gazownictwo S.A.	242,410	365,806
Santander Bank Polska S.A.	3,573	332,057
Tauron Polska Energia S.A.(c)	310,295	255,761

		5,041,621

	Shares	Value
Portugal-0.39%
Altri SGPS S.A.	15,412	$99,879
Banco Comercial Portugues S.A., Class R(c)	2,783,844	502,893
Greenvolt-Energias Renovaveis S.A.(c)	274	2,162
Mota-Engil SGPS S.A.(a)(c)	82,570	128,998
Navigator Co. S.A. (The)	64,235	251,256
NOS, SGPS S.A.	68,376	266,978
REN - Redes Energeticas Nacionais SGPS S.A.	56,014	170,807
Sonae SGPS S.A.	251,691	277,143

		1,700,116

Russia-0.04%
Petropavlovsk PLC(c)	586,265	191,584

Saudi Arabia-0.06%
Delivery Hero SE(b)(c)	1,930	240,212

Singapore-1.83%
ARA LOGOS Logistics Trust(d)	199,784	133,337
Ascendas India Trust	124,402	128,230
Ascott Residence Trust	262,682	200,640
BOC Aviation Ltd.(b)	45,458	398,829
BW LPG Ltd.(b)	44,168	234,956
Ezion Holdings Ltd., Wts., expiring 04/16/2023(d)	177,436	0
Frasers Centrepoint Trust	117,645	210,252
Frasers Logistics & Commercial Trust(b)	218,581	246,380
IGG, Inc.	158,633	147,640
Keppel DC REIT	91,089	161,441
Keppel Infrastructure Trust	256,157	100,677
Keppel REIT	329,013	275,702
Manulife US REIT(b)	157,140	111,569
Mapletree Commercial Trust	348,962	564,136
Mapletree Industrial Trust	195,813	399,322
Mapletree Logistics Trust	325,026	486,876
NetLink NBN Trust(b)	506,625	383,209
Parkway Life REIT	34,635	119,688
SATS Ltd.(c)	125,768	390,781
Sembcorp Industries Ltd.	311,313	464,026
Sembcorp Marine Ltd.(c)	3,308,056	193,798
Singapore Exchange Ltd.	78,100	560,629
Singapore Press Holdings Ltd.	387,238	571,452
Singapore Technologies Engineering Ltd.	208,228	591,408
Suntec REIT	504,651	557,605
UOL Group Ltd.	59,347	318,190

		7,950,773

South Korea-9.12%
AK Holdings, Inc.	6,054	137,291
Amorepacific Group	7,722	327,766
Asiana Airlines, Inc.(a)(c)	39,255	757,520
BGF retail Co. Ltd.	1,844	254,851
BNK Financial Group, Inc.	112,521	847,362
Celltrion Healthcare Co. Ltd.(c)	1,333	92,285
Celltrion, Inc.(c)	1,979	339,557
Cheil Worldwide, Inc.	19,373	395,401
Chong Kun Dang Pharmaceutical Corp.	643	64,655
CJ CGV Co. Ltd.(a)(c)	7,124	194,781
CJ ENM Co. Ltd.	2,685	405,318
CJ Logistics Corp.(c)	2,891	351,309
Com2uSCorp.	1,207	132,728
Daesang Corp.	10,153	207,222

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2021

	Shares	Value
South Korea-(continued)
Daesang Holdings Co. Ltd.	12,601	$107,835
Daewoo Shipbuilding & Marine Engineering Co. Ltd.(c)	20,311	448,439
Daishin Securities Co. Ltd.	9,479	168,725
Daishin Securities Co. Ltd., Preference Shares	9,168	148,675
Daou Data Corp.	10,281	118,774
Daou Technology, Inc.	10,442	208,206
DB HiTek Co. Ltd.	3,463	170,401
DB Insurance Co. Ltd.	13,005	658,847
DGB Financial Group, Inc.	45,256	400,838
DL Holdings Co. Ltd.	6,672	375,123
Dongkuk Steel Mill Co. Ltd.	51,060	745,003
Doosan Bobcat, Inc.(c)	7,892	256,977
Doosan Co. Ltd.	10,002	881,611
Easy Holdings Co. Ltd.	31,476	120,538
Eugene Corp.	26,798	115,810
Fila Holdings Corp.	9,158	290,755
Green Cross Corp.	378	88,795
Green Cross Holdings Corp.	4,708	118,047
GS Global Corp.(c)	56,566	124,648
GS Retail Co. Ltd.	18,212	501,841
Halla Holdings Corp.	4,015	174,886
Handsome Co. Ltd.	3,790	136,707
Hanjin Kal Corp.(a)(c)	2,301	107,907
Hanjin Transportation Co. Ltd.	6,614	196,119
Hankook & Co. Co. Ltd.	6,699	95,737
Hanmi Pharm Co. Ltd.	445	100,535
Hanon Systems	24,925	307,150
Hansol Chemical Co. Ltd.	515	144,996
Hansol Paper Co. Ltd.	9,898	121,973
Hansol Technics Co. Ltd.(c)	12,323	71,288
Hanssem Co. Ltd.	1,339	116,305
Hanwha Aerospace Co. Ltd.	11,748	452,407
Hanwha General Insurance Co. Ltd.(c)	53,098	205,158
Harim Holdings Co. Ltd.	28,461	235,521
HDC Holdings Co. Ltd.	24,503	221,220
HDC Hyundai Development Co-Engineering & Construction, Class E	19,740	431,609
Hite Jinro Co. Ltd.(a)	6,658	198,279
HMM Co. Ltd.(a)(c)	36,006	821,154
Hotel Shilla Co. Ltd.	5,811	434,625
HS Industries Co. Ltd.	19,734	113,485
Huchems Fine Chemical Corp.	5,881	132,613
Hyosung Advanced Materials Corp.(c)	1,186	719,588
Hyosung Chemical Corp.(c)	998	245,539
Hyosung Corp.	3,866	340,762
Hyosung Heavy Industries Corp.(c)	5,330	307,882
Hyosung TNC Corp.	1,124	574,240
Hyundai Construction Equipment Co. Ltd.(c)	8,657	298,185
Hyundai Department Store Co. Ltd.	6,938	491,606
Hyundai Electric & Energy System Co. Ltd.(c)	9,637	182,258
Hyundai Elevator Co. Ltd.	4,451	183,784
Hyundai Greenfood Co. Ltd.	28,307	234,489
Hyundai Home Shopping Network Corp.	2,483	148,952
Hyundai Marine & Fire Insurance Co. Ltd.	32,734	735,328
Hyundai Mipo Dockyard Co. Ltd.(c)	5,980	387,391
Hyundai Rotem Co. Ltd.(c)	9,147	176,122
Innocean Worldwide, Inc.	2,604	131,030
Interpark Corp.	48,477	277,948

	Shares	Value
South Korea-(continued)
IS Dongseo Co. Ltd.	3,356	$129,811
JB Financial Group Co. Ltd.	27,294	207,178
Kakao Corp.	5,650	606,799
Kangwon Land, Inc.(c)	26,097	620,852
KCC Corp.	2,244	639,469
KEPCO Plant Service & Engineering Co. Ltd.	8,147	291,774
KIWOOM Securities Co. Ltd.	1,641	147,452
Kolmar Korea Co. Ltd.	2,260	86,354
Kolon Industries, Inc.	11,182	853,566
Korea Aerospace Industries Ltd.	9,921	259,370
Korea Electric Terminal Co. Ltd.	1,764	113,670
Korea Line Corp.(c)	49,287	118,942
Korea Petrochemical Ind Co. Ltd.	697	110,346
Korea Real Estate Investment & Trust Co. Ltd.	61,448	123,048
Korean Reinsurance Co.	26,940	222,704
Kumho Petrochemical Co. Ltd.	2,361	347,518
Kumho Tire Co., Inc.(c)	44,481	203,648
KUMHOE&C Co. Ltd.	17,424	179,675
LF Corp.	7,956	124,594
LG HelloVision Co. Ltd.	25,534	150,990
LIG Nex1 Co. Ltd.	3,460	137,980
LOTTE Chilsung Beverage Co. Ltd.	1,351	168,217
LOTTE Corp.	10,057	281,429
LOTTE Fine Chemical Co. Ltd.	5,421	394,786
LOTTE Himart Co. Ltd.(a)	8,398	198,712
LS Electric Co. Ltd.	4,448	224,199
LX Hausys Ltd.	4,343	258,673
LX International Corp.	23,228	539,678
Mando Corp.(a)(c)	9,453	504,786
Meritz Financial Group, Inc.	10,301	293,105
Meritz Fire & Marine Insurance Co. Ltd.	28,635	678,781
Meritz Securities Co. Ltd.	124,422	496,176
NCSoft Corp.	713	382,569
Netmarble Corp.(b)	1,245	131,580
Nexen Tire Corp.	18,111	117,325
NH Investment & Securities Co. Ltd.	51,341	577,754
NHN Corp.(c)	2,704	185,118
NongShim Co. Ltd.	954	231,448
OCI Co. Ltd.(c)	4,740	525,292
Orion Corp.	2,486	251,036
Orion Holdings Corp.	10,299	141,016
Ottogi Corp.	277	114,019
Pan Ocean Co. Ltd.	56,939	293,332
Paradise Co. Ltd.(a)(c)	8,585	127,833
Partron Co. Ltd.	11,127	88,936
Poongsan Corp.	9,543	270,312
S&T Motiv Co. Ltd.	1,956	84,196
S-1 Corp.	3,851	274,518
Samsung Card Co. Ltd.	9,830	288,116
Samsung Engineering Co. Ltd.(c)	53,757	1,140,879
Samyang Corp.	2,149	125,606
Samyang Holdings Corp.	2,139	188,539
Seah Besteel Corp.	13,636	252,637
Sebang Global Battery Co. Ltd.	1,629	114,032
Seoul Semiconductor Co. Ltd.	8,281	105,590
Seoyon Co. Ltd.	22,218	297,558
Seoyon E-Hwa Co. Ltd.	18,912	124,780
SFA Engineering Corp.	4,298	129,468
SK Chemicals Co. Ltd.	881	135,707

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2021

	Shares	Value
South Korea-(continued)
SK Discovery Co. Ltd.	4,609	$188,139
SK Gas Ltd.	1,522	179,089
SK Materials Co. Ltd.	412	134,295
SK Networks Co. Ltd.	71,422	311,102
SKC Co. Ltd.	2,286	348,216
SL Corp.	5,354	150,052
SSANGYONG C&E Co. Ltd.	22,027	147,971
Sungwoo Hitech Co. Ltd.(a)	42,995	221,129
WONIK IPS Co. Ltd.	2,640	91,385
Wooree Bio Co. Ltd.(c)	24,513	85,797
Youngone Corp.	8,692	332,119
Yuhan Corp.	4,130	211,704

		39,627,188

Spain-1.76%
Almirall S.A.(a)	11,184	166,313
Applus Services S.A	32,087	290,749
Atresmedia Corp. de Medios de Comunicacion S.A.(c)	37,916	154,978
Befesa S.A.(b)	3,761	279,861
Cellnex Telecom S.A.(b)	12,222	752,173
Cia de Distribucion Integral Logista Holdings S.A.	20,051	427,882
CIE Automotive S.A.	11,229	305,637
Construcciones y Auxiliar de Ferrocarriles S.A.(c)	4,069	178,701
Duro Felguera S.A.(a)(c)	108,742	121,941
Ebro Foods S.A.(a)	12,700	252,202
EDP Renovaveis S.A.	12,228	341,036
Ence Energia y Celulosa S.A.(a)	36,845	94,829
Faes Farma S.A.	38,229	156,081
Fluidra S.A.	5,304	202,863
Gestamp Automocion S.A.(b)(c)	68,599	306,590
Grupo Catalana Occidente S.A.	5,271	187,571
Indra Sistemas S.A.(a)(c)	46,785	565,784
Mediaset Espana Comunicacion S.A.(c)	54,561	284,133
Melia Hotels International S.A.(c)	34,263	252,259
Prosegur Cia de Seguridad S.A.(a)	48,907	138,664
Sacyr S.A.(a)	192,110	546,906
Siemens Gamesa Renewable Energy S.A., Class R(a)(c)	16,175	438,575
Tecnicas Reunidas S.A.(a)(c)	21,550	195,021
Unicaja Banco S.A.(b)	412,473	441,534
Viscofan S.A.	5,633	385,587
Zardoya Otis S.A.	20,629	165,678

		7,633,548

Sweden-4.88%
AAK AB	19,870	434,255
AddTech AB, Class B	11,492	256,909
AFRY AB	14,574	434,072
Ambea AB(b)	12,783	88,857
Arjo AB, Class B	27,278	371,605
Atrium Ljungberg AB, Class B	9,427	216,453
Avanza Bank Holding AB(a)	3,835	152,221
Axfood AB(a)	22,931	562,028
Beijer Ref AB(a)	12,514	257,026
Betsson AB, Class B(a)	31,651	220,380
Bilia AB, Class A	24,541	435,757
Bonava AB, Class B	23,476	231,658
Bravida Holding AB(b)	16,519	248,309

	Shares	Value
Sweden-(continued)
Bure Equity AB	4,238	$196,492
Byggmax Group AB	17,666	151,185
Clas Ohlson AB, Class B(a)	17,187	184,908
Cloetta AB, Class B	61,427	194,970
Dios Fastigheter AB	18,069	210,281
Dustin Group AB(a)(b)	16,751	204,987
Electrolux Professional AB, Class B(c)	30,576	235,679
Elekta AB, Class B(a)	30,137	349,917
EQT AB	4,124	217,328
Evolution AB(b)	1,122	181,485
Fabege AB	42,295	715,053
Fastighets AB Balder, Class B(c)	11,112	805,017
Granges AB	19,893	216,452
Hexpol AB	42,318	494,207
Hufvudstaden AB, Class A	21,057	336,382
Indutrade AB	16,264	473,234
Intrum AB(a)	16,733	473,827
Investment AB Latour, Class B(a)	6,615	239,691
Inwido AB	10,004	183,458
JM AB(a)	15,298	618,974
Kungsleden AB(a)	36,535	501,965
L E Lundbergforetagen AB, Class B(a)	9,533	548,993
Lifco AB, Class B	10,330	300,813
Lindab International AB	8,507	278,730
Loomis AB(a)	23,768	641,765
Mekonomen AB(c)	13,019	268,308
Modern Times Group MTG AB, Class B(a)(c)	10,005	114,513
Mycronic AB	5,184	120,237
NCC AB, Class A	830	14,496
NCC AB, Class B	20,061	347,333
Nibe Industrier AB, Class B	49,484	736,628
Nobia AB	30,351	186,767
Nolato AB, Class B	15,220	200,960
Nordic Entertainment Group AB, Class B(c)	6,205	358,927
Nyfosa AB(a)	19,025	320,978
Pandox AB(c)	19,438	342,657
Peab AB, Class B	28,966	363,234
Ratos AB, Class B	38,078	218,931
Resurs Holding AB, Class A(b)	37,857	203,644
Saab AB, Class B	23,329	648,654
Sagax AB, Class B	8,765	342,905
Sagax AB, Class D	6,111	23,303
Samhallsbyggnadsbolaget i Norden AB, Class B	79,173	530,985
Samhallsbyggnadsbolaget i Norden AB, Class D	4,069	14,801
SAS AB(a)(c)	2,045,335	355,912
Scandic Hotels Group AB(a)(b)(c)	68,639	330,867
Sweco AB, Class B	18,656	296,941
Swedish Orphan Biovitrum AB, Class B(c)	20,684	561,142
Thule Group AB(b)	8,374	482,442
VNV Global AB(c)	10,462	153,486
Wallenstam AB, Class B(a)	17,382	304,390
Wihlborgs Fastigheter AB	20,423	483,199

		21,191,963

Switzerland-3.02%
Allreal Holding AG	1,340	283,911
ALSO Holding AG	851	252,390
Aryzta AG(c)	454,070	594,825

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2021

	Shares	Value
Switzerland-(continued)
Autoneum Holding AG(c)	663	$103,903
Banque Cantonale Vaudoise	4,000	322,627
Belimo Holding AG	611	355,734
BKW AG	2,942	390,228
Bucher Industries AG	911	460,211
Burckhardt Compression Holding AG	295	124,295
Cembra Money Bank AG	4,888	326,580
Daetwyler Holding AG, BR	580	225,653
DKSH Holding AG	5,827	467,435
dormakaba Holding AG	655	486,367
Emmi AG	235	245,480
EMS-Chemie Holding AG	578	574,047
Flughafen Zurich AG(a)(c)	3,310	597,702
Forbo Holding AG	112	217,933
Galenica AG(b)	9,188	673,703
Implenia AG(a)(c)	3,326	67,994
Inficon Holding AG	145	185,981
Komax Holding AG, Class R(a)(c)	504	128,627
Kongsberg Automotive ASA(a)(c)	628,133	222,761
Landis+Gyr Group AG(a)(c)	5,913	407,682
Mediclinic International PLC(c)	76,953	352,315
Medmix AG(b)(c)	4,684	224,396
Mobimo Holding AG	491	165,771
OC Oerlikon Corp. AG	42,469	432,010
Schweiter Technologies AG, BR	77	110,728
SFS Group AG	2,250	303,365
Siegfried Holding AG	232	223,304
Stadler Rail AG(a)	6,491	285,568
Straumann Holding AG, Class R	305	634,867
Sulzer AG(a)	4,684	461,608
Tecan Group AG, Class R	523	320,525
Temenos AG(a)	2,023	309,621
u-blox Holding AG(c)	1,776	130,224
Valora Holding AG(c)	898	171,197
VAT Group AG(b)	1,276	610,525
Vontobel Holding AG, Class R	2,735	253,521
Wizz Air Holdings PLC(b)(c)	4,020	254,636
Zehnder Group AG	1,583	170,644

		13,130,894

Taiwan-0.01%
FIT Hon Teng Ltd.(a)(b)(c)	287,439	57,643

Turkey-0.07%
Eldorado Gold Corp.(c)	32,735	292,345

Ukraine-0.06%
Ferrexpo PLC	65,387	279,643

United Arab Emirates-0.04%
Borr Drilling Ltd.(a)(c)	83,524	84,469
Network International Holdings PLC(b)(c)	23,891	105,843

		190,312

United Kingdom-8.48%
888 Holdings PLC	39,775	208,709
Ascential PLC(c)	40,632	225,013
Ashmore Group PLC(a)	54,792	253,408
Assura PLC	280,892	280,689
Aston Martin Lagonda Global Holdings PLC(a)(b)(c)	5,429	127,106
Auto Trader Group PLC(a)(b)	35,717	296,496
AVEVA Group PLC	4,401	214,643

	Shares	Value
United Kingdom-(continued)
Babcock International Group PLC(c)	151,951	$665,060
Balfour Beatty PLC	104,670	364,430
Beazley PLC(c)	114,475	611,975
Biffa PLC(b)(c)	35,656	194,525
Big Yellow Group PLC	19,096	387,141
Bodycote PLC	24,445	267,897
Brewin Dolphin Holdings PLC	36,313	187,407
Britvic PLC	48,662	592,327
Cairn Energy PLC	87,622	219,677
Capita PLC(c)	575,392	373,380
Capital & Counties Properties PLC	162,564	367,677
Chemring Group PLC	29,038	116,426
Civitas Social Housing PLC(b)	77,879	100,241
Close Brothers Group PLC	19,767	390,177
Computacenter PLC	13,150	484,883
ConvaTec Group PLC(b)	207,130	607,029
Countryside Properties PLC(b)(c)	65,974	425,401
Cranswick PLC	8,262	391,850
Crest Nicholson Holdings PLC	69,880	341,006
Currys PLC	261,662	435,430
Dechra Pharmaceuticals PLC	4,410	309,505
Diploma PLC	6,803	280,130
Domino’s Pizza Group PLC	56,293	298,623
Drax Group PLC	67,734	492,550
Dunelm Group PLC(a)	14,266	250,110
Electrocomponents PLC	39,970	616,375
Elementis PLC(c)	97,750	186,917
Firstgroup PLC(a)(c)	198,545	274,333
Forterra PLC(b)	31,345	111,282
Frasers Group PLC(c)	24,879	219,452
Games Workshop Group PLC	1,544	204,131
Genuit Group PLC	23,951	217,997
Genus PLC	2,865	217,174
Go-Ahead Group PLC (The)(c)	8,324	89,570
Grainger PLC	95,209	403,008
Great Portland Estates PLC	42,642	427,865
Greggs PLC	12,087	506,161
Halfords Group PLC	43,656	159,418
Halma PLC	18,627	756,287
Hammerson PLC(a)	1,411,202	622,105
Harbour Energy PLC(c)	26,386	127,097
Hargreaves Lansdown PLC(a)	24,897	524,541
Hays PLC	199,762	454,548
HomeServe PLC	31,086	364,326
Ibstock PLC(b)	94,999	259,919
IG Group Holdings PLC	57,935	630,154
Inchcape PLC	54,157	613,187
Indivior PLC(c)	149,980	499,983
IP Group PLC	125,603	207,638
J D Wetherspoon PLC(c)	14,051	197,034
JD Sports Fashion PLC	34,417	513,287
Jupiter Fund Management PLC	97,055	331,797
Just Eat Takeaway.com N.V.(b)(c)	1,621	116,432
Just Group PLC(c)	114,026	143,641
Lancashire Holdings Ltd.	34,204	237,239
LondonMetric Property PLC	98,765	353,889
Man Group PLC	256,587	818,445
Marshalls PLC(a)	18,622	180,853
Marston’s PLC(c)	255,370	278,289
Metro Bank PLC(c)	74,856	108,663

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2021

	Shares	Value
United Kingdom-(continued)
Mitchells & Butlers PLC(c)	62,102	$215,540
Moneysupermarket.com Group PLC	81,241	236,086
Ninety One PLC	39,726	142,017
Ocado Group PLC(a)(c)	9,330	230,588
OSB Group PLC	38,433	266,045
PageGroup PLC	33,365	303,681
Paragon Banking Group PLC	31,059	233,519
Petrofac Ltd.(a)(c)	122,707	217,820
Petrofac Ltd., Rts., expiring 11/11/2021	30,676	6,097
Pets at Home Group PLC	81,536	539,157
Playtech PLC(c)	79,585	759,275
Premier Foods PLC	167,117	251,525
Primary Health Properties PLC	138,108	290,783
Provident Financial PLC(c)	44,361	224,138
PZ Cussons PLC	31,752	93,577
QinetiQ Group PLC	87,456	322,958
Reach PLC	50,845	220,587
Redde Northgate PLC	34,383	187,580
Redrow PLC	72,800	643,849
Renishaw PLC	2,252	155,118
Restaurant Group PLC (The)(c)	116,582	141,108
Rightmove PLC(a)	30,618	290,178
Rotork PLC	87,344	424,073
Safestore Holdings PLC	24,308	400,509
Saga PLC(c)	61,557	263,264
Savills PLC	12,996	252,607
Senior PLC(c)	76,230	167,397
Serco Group PLC	234,248	405,544
Shaftesbury PLC	43,658	373,727
Softcat PLC	8,337	222,045
Spirax-Sarco Engineering PLC	4,022	860,329
Spirent Communications PLC	56,732	223,965
SSP Group PLC(c)	131,578	464,429
Stagecoach Group PLC(c)	86,730	94,692
Superdry PLC	41,237	163,359
Synthomer PLC	50,729	352,204
THG PLC(a)(c)	15,638	46,430
TP ICAP Group PLC	94,778	201,761
Trainline PLC(b)(c)	19,098	82,934
Tritax Big Box REIT PLC	201,008	619,947

Investment Abbreviations:

BR-Bearer Shares

CDI-CREST Depository Interest

CVA-Dutch Certificates

REIT-Real Estate Investment Trust

RSP-Registered Savings Plan Shares

Rts.-Rights

Wts.-Warrants

	Shares	Value
United Kingdom-(continued)
Ultra Electronics Holdings PLC	12,111	$538,210
UNITE Group PLC (The)	39,146	584,083
Vesuvius PLC	19,378	125,375
Victrex PLC	13,355	418,850
Watches of Switzerland Group PLC(b)(c)	17,318	268,722
WH Smith PLC(c)	18,678	399,917
Workspace Group PLC	19,104	215,256

		36,874,813

United States-0.65%
Avast PLC(b)	34,256	262,768
Diversified Energy Co. PLC(b)	86,488	136,811
JS Global Lifestyle Co. Ltd.(b)	70,000	129,759
Primo Water Corp.	33,110	526,213
Reliance Worldwide Corp. Ltd.	83,848	363,384
RHI Magnesita N.V.	4,392	202,163
Samsonite International S.A.(b)(c)	292,500	630,193
Sims Ltd.	51,776	555,723

		2,807,014

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.80% (Cost $365,509,472)		433,797,719

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-9.23%
Invesco Private Government Fund, 0.02%(f)(g)(h)	12,012,523	12,012,523
Invesco Private Prime Fund, 0.11%(f)(g)(h)	28,073,340	28,084,570

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $40,097,093)		40,097,093

TOTAL INVESTMENTS IN SECURITIES-109.03% (Cost $405,606,565)		473,894,812
OTHER ASSETS LESS LIABILITIES-(9.03)%		(39,235,085)

NET ASSETS-100.00%		$434,659,727

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)–(continued)

October 31, 2021

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2021.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $22,002,179, which represented 5.06% of the Fund’s Net Assets.

(c)	Non-income producing security.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(e)	Restricted security. The value of this security at October 31, 2021 represented less than 1% of the Fund’s Net Assets.
(f)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2021	Dividend Income

Invesco Office J-Reit, Inc.	$-	$107,934	$(77,869)	$10,828	$17,187	$58,080	$2,568
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class*	-	12,231,058	(12,231,058)	-	-	-	69
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	5,949,871	52,590,127	(46,527,475)	-	-	12,012,523	2,185	*
Invesco Private Prime Fund	9,237,533	93,148,116	(74,302,650)	(319)	1,890	28,084,570	25,964	*

Total	$15,187,404	$158,077,235	$(133,139,052)	$10,509	$19,077	$40,155,173	$30,786

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(g)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(h)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco FTSE RAFI Emerging Markets ETF (PXH)

October 31, 2021

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.93%
Brazil-13.08%
Ambev S.A.	2,053,444	$6,189,110
B3 S.A. - Brasil, Bolsa, Balcao	1,004,055	2,121,393
Banco Bradesco S.A.	1,352,442	4,078,679
Banco Bradesco S.A., Preference Shares	4,709,179	16,624,563
Banco BTG Pactual S.A.	214,000	856,076
Banco do Brasil S.A.	1,716,058	8,676,185
Banco Santander Brasil S.A.	359,700	2,195,083
Braskem S.A., Class A, Preference Shares(a)	277,109	2,677,196
BRF S.A.(a)	626,800	2,583,034
CCR S.A.	949,000	1,924,263
Centrais Eletricas Brasileiras S.A.	391,750	2,351,056
Centrais Eletricas Brasileiras S.A., Class B, Preference Shares	265,500	1,593,848
Cia Brasileira de Distribuicao	129,479	586,411
Cia de Saneamento Basico do Estado de Sao Paulo	284,992	1,779,620
Cia Energetica de Minas Gerais	222,743	656,730
Cia Energetica de Minas Gerais, Preference Shares	1,177,391	2,690,225
Cia Paranaense de Energia	196,300	187,350
Cia Paranaense de Energia, Class B, Preference Shares	943,180	990,531
Cia Siderurgica Nacional S.A.	217,182	877,666
Cielo S.A.	2,824,722	1,097,417
Cogna Educacao(a)	3,045,700	1,339,957
Cosan S.A.	695,665	2,442,294
Embraer S.A.(a)	823,767	3,204,756
Energisa S.A.	127,000	892,627
Equatorial Energia S.A.	381,000	1,546,440
Gerdau S.A., Preference Shares	625,492	2,984,874
Getnet Adquirencia e Servicos para Meios de Pagamento S.A.(a)	91,975	71,139
IRB Brasil Resseguros S.A.(a)	1,909,100	1,588,377
Itau Unibanco Holding S.A.	499,900	1,864,981
Itau Unibanco Holding S.A., Preference Shares	5,428,675	22,448,539
Itausa S.A., Preference Shares	1,508,800	2,743,516
Lojas Americanas S.A.	52,810	46,187
Lojas Americanas S.A., Preference Shares	169,120	144,909
Lojas Renner S.A.	203,646	1,164,362
Marfrig Global Foods S.A.	448,000	2,106,085
Metalurgica Gerdau S.A., Preference Shares	1,017,300	2,257,659
Petroleo Brasileiro S.A.	4,052,862	19,894,038
Petroleo Brasileiro S.A., Preference Shares	4,904,547	23,709,226
Raia Drogasil S.A.	232,300	958,129
Rumo S.A.(a)	335,500	951,684
Sul America S.A.	195,955	902,777
Suzano S.A.(a)	125,768	1,098,378
Telefonica Brasil S.A.	408,443	3,298,266
TIM S.A.	575,466	1,145,419
Ultrapar Participacoes S.A.	785,192	1,817,768

	Shares	Value
Brazil-(continued)
Vale S.A.	1,059,838	$13,463,722
Vibra Energia S.A.	836,419	3,113,016

		177,935,561

Canada-0.07%
Canadian Solar, Inc.(a)(b)	23,600	980,580

Chile-0.44%
Banco de Chile	10,347,936	900,469
Banco Santander Chile	31,628,660	1,387,846
Cencosud S.A.	581,892	853,493
Enel Americas S.A.	10,270,366	1,170,949
Falabella S.A.	255,861	709,447
Sociedad Quimica y Minera de Chile S.A., Class B, Preference Shares	17,150	933,900

		5,956,104

China-29.53%
Agricultural Bank of China Ltd., A Shares	8,843,700	4,063,019
Agricultural Bank of China Ltd., H Shares	28,147,842	9,588,804
Air China Ltd., A Shares(a)	256,200	340,703
Air China Ltd., H Shares(a)	1,097,752	774,729
Alibaba Group Holding Ltd.(a)	1,055,600	22,118,742
Aluminum Corp. of China Ltd., A Shares(a)	830,600	796,944
Aluminum Corp. of China Ltd., H Shares(a)(b)	3,001,353	1,794,087
Anhui Conch Cement Co. Ltd., A Shares	94,800	564,122
Anhui Conch Cement Co. Ltd., H Shares	391,157	1,945,967
ANTA Sports Products Ltd.	65,041	1,016,703
Baidu, Inc., ADR(a)	30,722	4,984,337
Bank of Beijing Co. Ltd., A Shares	1,481,200	1,025,380
Bank of China Ltd., A Shares	2,574,200	1,226,901
Bank of China Ltd., H Shares	37,333,145	13,197,775
Bank of Communications Co. Ltd., A Shares	3,708,893	2,619,692
Bank of Communications Co. Ltd., H Shares	9,335,483	5,556,371
Baoshan Iron & Steel Co. Ltd., A Shares	951,600	1,060,258
BYD Co. Ltd., A Shares	8,100	394,045
BYD Co. Ltd., H Shares(b)	48,965	1,866,940
CGN Power Co. Ltd., A Shares	225,200	102,759
CGN Power Co. Ltd., H Shares(c)	4,710,000	1,271,492
China CITIC Bank Corp. Ltd., A Shares	579,001	410,774
China CITIC Bank Corp. Ltd., H Shares	7,701,883	3,386,074
China Conch Venture Holdings Ltd.(b)	304,361	1,486,778
China Construction Bank Corp., A Shares	362,300	335,730
China Construction Bank Corp., H Shares	52,147,624	35,462,033
China Everbright Bank Co. Ltd., A Shares	2,588,800	1,391,632
China Everbright Bank Co. Ltd., H Shares	2,909,116	1,024,672
China Evergrande Group(b)	1,565,399	466,860

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2021

	Shares	Value
China-(continued)
China Gas Holdings Ltd.	531,669	$1,330,018
China Hongqiao Group Ltd.(b)	1,244,500	1,383,835
China Jinmao Holdings Group Ltd.	3,093,596	906,717
China Life Insurance Co. Ltd.	1,485,240	1,548,878
China Life Insurance Co. Ltd., A Shares	108,600	505,724
China Life Insurance Co. Ltd., H Shares	2,119,752	3,695,032
China Longyuan Power Group Corp. Ltd., H Shares	1,118,461	2,613,895
China Mengniu Dairy Co. Ltd.(a)	365,000	2,324,930
China Merchants Bank Co. Ltd., A Shares	431,800	3,641,687
China Merchants Bank Co. Ltd., H Shares	1,122,718	9,460,560
China Merchants Port Holdings Co. Ltd.	760,072	1,270,198
China Minsheng Banking Corp. Ltd., A Shares	3,385,245	2,057,819
China Minsheng Banking Corp. Ltd., H Shares(b)	8,093,123	3,214,756
China National Building Material Co. Ltd., H Shares	2,962,267	3,724,230
China Overseas Land & Investment Ltd.	3,545,683	7,821,510
China Pacific Insurance (Group) Co. Ltd., A Shares	177,300	759,149
China Pacific Insurance (Group) Co. Ltd., H Shares	955,586	2,948,183
China Petroleum & Chemical Corp., A Shares	2,138,900	1,420,519
China Petroleum & Chemical Corp., H Shares	23,151,604	11,368,885
China Railway Group Ltd., A Shares	2,041,600	1,674,933
China Railway Group Ltd., H Shares	5,131,066	2,513,078
China Resources Cement Holdings Ltd.	990,000	834,858
China Resources Gas Group Ltd.	234,000	1,257,377
China Resources Land Ltd.	1,198,685	4,668,971
China Shenhua Energy Co. Ltd., A Shares	393,900	1,224,301
China Shenhua Energy Co. Ltd., H Shares	2,786,120	6,002,709
China Southern Airlines Co. Ltd., A Shares(a)	502,801	515,427
China Southern Airlines Co. Ltd., H Shares(a)(b)	931,952	567,865
China State Construction Engineering Corp. Ltd., A Shares	4,392,037	3,198,302
China State Construction International Holdings Ltd.	1,538,000	1,579,707
China Taiping Insurance Holdings Co. Ltd.	1,356,392	2,074,940
China Tower Corp. Ltd., H Shares(c)	18,514,066	2,403,791
China Vanke Co. Ltd., A Shares	363,000	1,032,961
China Vanke Co. Ltd., H Shares	998,592	2,338,891
Chongqing Rural Commercial Bank Co. Ltd., A Shares	343,700	205,168
Chongqing Rural Commercial Bank Co.
Ltd., H Shares	2,372,000	853,780
CITIC Ltd.	2,338,011	2,344,308
CITIC Securities Co. Ltd., A Shares	175,300	708,947
CITIC Securities Co. Ltd., H Shares	518,573	1,321,256
COSCO SHIPPING Holdings Co. Ltd., A Shares(a)	211,480	546,273

	Shares	Value
China-(continued)
COSCO SHIPPING Holdings Co. Ltd., H Shares(a)	725,450	$1,126,543
Country Garden Holdings Co. Ltd.(b)	2,701,548	2,538,654
CSPC Pharmaceutical Group Ltd.	1,268,470	1,327,327
Dongfeng Motor Group Co. Ltd., H Shares	2,729,424	2,550,814
ENN Energy Holdings Ltd.	145,124	2,512,929
Fosun International Ltd.	849,670	999,413
Geely Automobile Holdings Ltd.	861,080	2,994,224
GF Securities Co. Ltd., A Shares	159,300	500,854
GF Securities Co. Ltd., H Shares	600,385	1,020,316
GOME Retail Holdings Ltd.(a)(b)	4,261,000	432,725
Great Wall Motor Co. Ltd., A Shares	34,600	367,665
Great Wall Motor Co. Ltd., H Shares(b)	427,880	1,930,646
Guangdong Investment Ltd.	1,008,499	1,270,501
Guangzhou Automobile Group Co. Ltd., A Shares	83,900	226,555
Guangzhou Automobile Group Co. Ltd., H Shares(b)	1,151,502	1,089,472
Guotai Junan Securities Co. Ltd., A Shares	207,900	569,189
Guotai Junan Securities Co. Ltd., H Shares(a)(c)	309,000	422,643
Haier Smart Home Co. Ltd., A Shares	72,300	307,309
Haier Smart Home Co. Ltd., H Shares	298,600	1,117,008
Haitong Securities Co. Ltd., A Shares	264,200	509,879
Haitong Securities Co. Ltd., H Shares	1,295,621	1,154,210
Hengan International Group Co. Ltd.	291,088	1,521,102
Huaneng Power International, Inc., A Shares	760,000	915,663
Huaneng Power International, Inc., H Shares(b)	6,686,542	3,464,017
Huatai Securities Co. Ltd., A Shares	183,900	456,064
Huatai Securities Co. Ltd., H Shares(c)	589,245	878,673
Huaxia Bank Co. Ltd., A Shares	1,186,500	1,043,863
Industrial & Commercial Bank of China Ltd., A Shares	4,176,412	3,047,809
Industrial & Commercial Bank of China Ltd., H Shares	60,931,615	33,367,658
Industrial Bank Co. Ltd., A Shares	823,600	2,397,710
JD.com, Inc., A Shares(a)	172,150	6,869,137
Jiangxi Copper Co. Ltd., A Shares	79,700	290,065
Jiangxi Copper Co. Ltd., H Shares	611,490	1,070,631
JOYY, Inc., ADR	11,280	568,399
Kunlun Energy Co. Ltd.	2,209,803	2,022,586
Kweichow Moutai Co. Ltd., A Shares	3,700	1,055,818
Longfor Group Holdings Ltd.(c)	640,135	3,110,547
Meituan, B Shares(a)(c)	56,785	1,968,008
Metallurgical Corp. of China Ltd., A Shares	1,064,800	675,556
Metallurgical Corp. of China Ltd., H Shares	2,397,531	665,720
NetEase, Inc.	161,900	3,198,852
New China Life Insurance Co. Ltd., A Shares	61,800	378,277
New China Life Insurance Co. Ltd., H Shares	371,676	1,077,419
New Oriental Education & Technology Group, Inc., ADR(a)	61,976	127,051

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2021

	Shares	Value
China-(continued)
People’s Insurance Co. Group of China Ltd. (The), H Shares	4,719,062	$1,474,129
PetroChina Co. Ltd., H Shares	22,664,411	10,954,832
PICC Property & Casualty Co. Ltd., H Shares	3,997,835	3,741,362
Ping An Bank Co. Ltd., A Shares	491,100	1,496,484
Ping An Insurance (Group) Co. of China Ltd., A Shares	277,500	2,149,559
Ping An Insurance (Group) Co. of China Ltd., H Shares(b)	2,156,547	15,496,877
Poly Developments and Holdings Group Co. Ltd., A Shares	492,600	966,833
Postal Savings Bank of China Co. Ltd., H Shares(c)	5,207,836	3,789,197
SAIC Motor Corp. Ltd., A Shares	704,456	2,232,489
Seazen Group Ltd.(a)	1,294,000	1,026,344
Shanghai Pharmaceuticals Holding Co. Ltd., A Shares	110,200	321,165
Shanghai Pharmaceuticals Holding Co. Ltd., H Shares	720,043	1,319,932
Shanghai Pudong Development Bank Co. Ltd., A Shares	1,927,352	2,692,564
Shenzhou International Group Holdings Ltd.	67,957	1,465,884
Shimao Group Holdings Ltd.(b)	647,685	1,019,105
Sino Biopharmaceutical Ltd.(b)	1,333,892	987,681
Sinopec Shanghai Petrochemical Co. Ltd., A Shares	403,000	244,975
Sinopec Shanghai Petrochemical Co. Ltd., H Shares	3,465,150	806,258
Sinopharm Group Co. Ltd., H Shares(b)	1,136,176	2,710,797
Sunac China Holdings Ltd.	1,147,697	2,472,719
Sunny Optical Technology Group Co. Ltd.	36,800	994,384
Tencent Holdings Ltd.	238,374	14,739,318
Trip.com Group Ltd., ADR(a)	101,801	2,907,437
Vipshop Holdings Ltd., ADR(a)	61,758	689,219
Weichai Power Co. Ltd., A Shares	115,900	273,482
Weichai Power Co. Ltd., H Shares	589,746	1,059,853
Yangzijiang Shipbuilding Holdings Ltd.	1,487,267	1,566,125
Yanzhou Coal Mining Co. Ltd., A Shares.	96,100	339,090
Yanzhou Coal Mining Co. Ltd., H Shares(b)	1,983,969	2,943,162
Zhongsheng Group Holdings Ltd.(b)	160,000	1,446,963
Zijin Mining Group Co. Ltd., A Shares	149,600	244,529
Zijin Mining Group Co. Ltd., H Shares	596,072	830,618
ZTO Express Cayman, Inc., ADR	36,804	1,079,461

		401,761,019

Hong Kong-0.06%
Nine Dragons Paper Holdings Ltd.(a)	672,571	845,572

India-11.81%
Axis Bank Ltd.(a)	473,119	4,688,147
Bank of Baroda(a)	859,097	1,118,597
Bharat Petroleum Corp. Ltd.	767,843	4,283,155
Bharti Airtel Ltd.(a)	355,102	3,250,068
Coal India Ltd.	1,491,045	3,274,549
GAIL (India) Ltd.	819,872	1,629,753
Grasim Industries Ltd.	144,432	3,319,682
HCL Technologies Ltd.	189,614	2,896,199

	Shares	Value
India-(continued)
Hero MotoCorp Ltd.	35,063	$1,244,182
Hindalco Industries Ltd.	717,372	4,404,943
Hindustan Petroleum Corp. Ltd.	678,027	2,810,578
Hindustan Unilever Ltd.	63,084	2,016,118
Housing Development Finance Corp. Ltd.	250,360	9,511,047
ICICI Bank Ltd.	265,668	2,845,559
Indiabulls Housing Finance Ltd.	594,510	1,721,256
Indian Oil Corp. Ltd.	2,489,912	4,254,526
Infosys Ltd.	552,712	12,309,963
ITC Ltd.	864,752	2,577,583
Jindal Steel & Power Ltd.(a)	268,605	1,496,888
JSW Steel Ltd.	339,966	3,037,987
Larsen & Toubro Ltd.	141,658	3,342,093
Mahindra & Mahindra Ltd.	250,021	2,952,422
Maruti Suzuki India Ltd.	24,220	2,420,148
NTPC Ltd.	2,609,972	4,623,491
Oil & Natural Gas Corp. Ltd.	2,696,350	5,367,044
Power Grid Corp. of India Ltd.	1,056,467	2,610,790
REC Ltd.	637,704	1,265,934
Reliance Industries Ltd.	587,779	19,908,248
Reliance Industries Ltd., Rts., expiring 11/29/2021	22,293	566,381
Shriram Transport Finance Co. Ltd.	65,073	1,248,081
State Bank of India	865,483	5,803,887
Sun Pharmaceutical Industries Ltd.	176,058	1,869,174
Tata Consultancy Services Ltd.	130,430	5,918,284
Tata Motors Ltd.(a)	1,223,396	7,902,601
Tata Motors Ltd., Class A(a)	337,718	1,109,472
Tata Power Co. Ltd. (The)	938,544	2,685,986
Tata Steel Ltd.	395,749	6,954,824
Tech Mahindra Ltd.	109,909	2,169,155
UltraTech Cement Ltd.	13,290	1,355,254
UPL Ltd.	165,067	1,631,685
Vedanta Ltd.	1,142,575	4,638,582
Wipro Ltd.	190,405	1,644,530
Yes Bank Ltd.(a)	409,658	70,026

		160,748,872

Indonesia-1.82%
PT Adaro Energy Tbk	13,528,609	1,604,239
PT Astra International Tbk	5,467,798	2,325,286
PT Bank Central Asia Tbk	6,514,742	3,437,282
PT Bank Mandiri (Persero) Tbk	5,995,751	3,036,493
PT Bank Negara Indonesia (Persero) Tbk	4,666,732	2,305,779
PT Bank Rakyat Indonesia (Persero) Tbk	16,605,742	4,981,430
PT Indah Kiat Pulp & Paper Corp. Tbk	1,016,627	608,146
PT Perusahaan Gas Negara Tbk(a)	10,552,753	1,124,733
PT Telkom Indonesia (Persero) Tbk	20,031,171	5,372,751

		24,796,139

Malaysia-0.61%
CIMB Group Holdings Bhd.	1,442,900	1,818,869
Genting Bhd.	913,500	1,142,702
Malayan Banking Bhd.	586,300	1,139,753
Public Bank Bhd.	2,907,700	2,928,063
Tenaga Nasional Bhd.	523,900	1,222,138

		8,251,525

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2021

	Shares	Value
Mexico-2.84%
America Movil S.A.B. de C.V., Series L	9,948,895	$8,886,834
Cemex S.A.B. de C.V., Series CPO(a)(d)	10,008,537	6,450,520
Fomento Economico Mexicano, S.A.B. de C.V., Series CPO(e)	838,516	6,908,787
Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B(b)	104,849	1,324,610
Grupo Financiero Banorte S.A.B. de C.V., Class O	720,718	4,573,119
Grupo Mexico S.A.B. de C.V., Class B	635,596	2,794,481
Grupo Televisa S.A.B., Series CPO(f)	803,366	1,634,654
Wal-Mart de Mexico S.A.B. de C.V., Series V	1,751,174	6,121,395

		38,694,400

Romania-0.09%
NEPI Rockcastle PLC	178,480	1,202,392

Russia-11.86%
Aeroflot PJSC(a)	1,538,373	1,491,086
Alrosa PJSC	1,804,821	3,177,202
Gazprom PJSC	8,915,391	43,965,572
Inter RAO UES PJSC	26,554,181	1,797,876
Lukoil PJSC	241,894	24,678,139
Magnit PJSC	50,349	4,588,518
MMC Norilsk Nickel PJSC	18,427	5,745,612
Mobile TeleSystems PJSC	841,158	3,675,260
Moscow Exchange MICEX-RTS PJSC	502,714	1,231,613
Novatek PJSC	275,856	6,991,132
Novolipetsk Steel PJSC	726,230	2,288,976
Rosneft Oil Co. PJSC	973,570	8,733,987
Sberbank of Russia PJSC	7,372,593	36,998,419
Severstal PAO	134,382	3,050,812
Sistema PJSFC	3,112,216	1,182,411
Surgutneftegas PJSC	3,190,127	1,533,446
Surgutneftegas PJSC, Preference Shares	3,473,932	1,890,900
Tatneft PJSC	688,375	5,252,938
Tatneft PJSC, Preference Shares	67,628	465,077
VTB Bank PJSC	3,432,294,590	2,558,456

		161,297,432

Saudi Arabia-2.46%
Al Rajhi Bank	269,939	9,974,552
Alinma Bank	360,748	2,418,836
Etihad Etisalat Co.	182,264	1,469,910
Saudi Arabian Oil Co.(c)	310,466	3,124,608
Saudi Basic Industries Corp.	148,100	5,093,418
Saudi Electricity Co.	409,680	3,112,821
Saudi Kayan Petrochemical Co.(a)	355,062	1,927,287
Saudi National Bank (The)	256,809	4,511,907
Saudi Telecom Co.	60,938	1,900,809

		33,534,148

South Africa-3.70%
Absa Group Ltd.(b)	275,152	2,534,295
Aspen Pharmacare Holdings Ltd.	122,200	1,955,602
Bid Corp. Ltd.	80,394	1,733,972
Bidvest Group Ltd. (The)	108,228	1,362,747
Capitec Bank Holdings Ltd.	14,493	1,627,392
Discovery Ltd.(a)	130,071	1,197,423
FirstRand Ltd.	1,322,312	5,046,534
Gold Fields Ltd.	266,754	2,515,034

	Shares	Value
South Africa-(continued)
Impala Platinum Holdings Ltd.	77,788	$1,013,240
Mr Price Group Ltd.	94,351	1,241,212
MTN Group Ltd.(a)	469,183	4,228,203
MultiChoice Group(b)	139,860	1,117,684
Naspers Ltd., Class N(b)	29,706	5,062,020
Nedbank Group Ltd.(b)	162,301	1,856,958
Old Mutual Ltd.	1,536,261	1,575,678
Sanlam Ltd.	571,722	2,360,234
Sasol Ltd.(a)	300,395	5,071,340
Shoprite Holdings Ltd.(b)	166,688	1,990,277
Sibanye Stillwater Ltd.(b)	382,713	1,343,020
Standard Bank Group Ltd.(b)	341,696	3,044,466
Vodacom Group Ltd.	144,917	1,292,622
Woolworths Holdings Ltd.	329,470	1,168,535

		50,338,488

Taiwan-14.87%
Acer, Inc.	1,939,000	1,812,899
ASE Technology Holding Co. Ltd.	1,285,362	4,612,947
Asustek Computer, Inc.	352,641	4,476,411
AU Optronics Corp.	7,372,519	5,090,255
Catcher Technology Co. Ltd.	394,000	2,281,101
Cathay Financial Holding Co. Ltd.	2,151,339	4,494,769
Chailease Holding Co. Ltd.	304,438	2,912,077
China Development Financial Holding Corp.	4,971,000	2,538,368
China Steel Corp.	3,541,653	4,279,251
Chunghwa Telecom Co. Ltd.	918,599	3,650,150
Compal Electronics, Inc.	2,003,000	1,761,093
CTBC Financial Holding Co. Ltd.	2,682,838	2,238,231
Delta Electronics, Inc.	378,506	3,334,735
E.Sun Financial Holding Co. Ltd.	2,395,472	2,287,063
Eva Airways Corp.(a)	2,040,000	1,382,815
First Financial Holding Co. Ltd.	1,501,163	1,236,192
Formosa Chemicals & Fibre Corp.	634,920	1,837,965
Formosa Petrochemical Corp.	362,000	1,301,760
Formosa Plastics Corp.	887,280	3,429,980
Foxconn Technology Co. Ltd.	723,000	1,788,748
Fubon Financial Holding Co. Ltd.	2,295,440	6,075,279
Hon Hai Precision Industry Co. Ltd.	10,174,064	39,147,198
Innolux Corp.	7,281,746	4,372,949
Largan Precision Co. Ltd.	22,000	1,637,629
Lite-On Technology Corp.	722,313	1,592,239
MediaTek, Inc.	174,091	5,715,701
Mega Financial Holding Co. Ltd.	1,928,080	2,315,762
Micro-Star International Co. Ltd.	226,000	1,137,782
Nan Ya Plastics Corp.	667,940	2,044,040
Novatek Microelectronics Corp.	74,000	1,105,669
Pegatron Corp.	1,860,260	4,548,885
Powertech Technology, Inc.	394,200	1,380,696
President Chain Store Corp.	131,000	1,323,732
Quanta Computer, Inc.	802,000	2,249,528
Shin Kong Financial Holding Co. Ltd.	4,413,998	1,557,125
Taiwan Cement Corp.	1,667,821	2,893,805
Taiwan Mobile Co. Ltd.	335,400	1,183,190
Taiwan Semiconductor Manufacturing Co. Ltd.	2,372,000	50,325,620
Uni-President Enterprises Corp.	981,941	2,351,701
United Microelectronics Corp.	2,275,491	4,745,976
Walsin Technology Corp.(a)	106,000	575,579

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2021

	Shares	Value
Taiwan-(continued)
Winbond Electronics Corp.	913,000	$863,473
Wistron Corp.	1,468,875	1,542,376
Yageo Corp.(a)	84,000	1,310,966
Yuanta Financial Holding Co. Ltd.	2,815,257	2,500,561
Zhen Ding Technology Holding Ltd.	305,000	1,052,915

		202,297,186

Tanzania-0.19%
AngloGold Ashanti Ltd.	134,415	2,522,757

Thailand-4.33%
Advanced Info Service PCL, NVDR	460,598	2,623,462
Airports of Thailand PCL, NVDR	547,337	1,063,911
Bangchak Corp. PCL, NVDR	1,261,554	1,045,513
Bangkok Bank PCL, Foreign Shares	274,076	1,011,808
Bangkok Bank PCL, NVDR	228,412	843,230
Bangkok Dusit Medical Services PCL, NVDR	1,838,427	1,301,983
Banpu PCL, NVDR	4,726,433	1,623,788
Charoen Pokphand Foods PCL, NVDR	2,551,456	1,941,513
CP ALL PCL, NVDR	1,597,130	3,080,429
Indorama Ventures PCL, NVDR	963,139	1,219,071
IRPC PCL, NVDR	11,768,873	1,525,086
Kasikornbank PCL, Foreign Shares	402,827	1,699,564
Kasikornbank PCL, NVDR	206,345	876,807
Krung Thai Bank PCL, NVDR	7,190,850	2,492,120
Land & Houses PCL, NVDR	3,950,926	1,006,112
Minor International PCL, NVDR(a)	1,162,332	1,147,182
PTT Exploration & Production PCL, NVDR	742,727	2,630,013
PTT Global Chemical PCL, NVDR	1,560,586	2,951,157
PTT PCL, NVDR	11,401,614	13,056,923
Siam Cement PCL (The), NVDR	508,232	6,049,925
Siam Commercial Bank PCL (The), NVDR	1,815,303	6,893,036
Thai Oil PCL, NVDR	1,040,470	1,748,096
TMBThanachart Bank PCL, NVDR	32,820,762	1,147,354

		58,978,083

Turkey-1.62%
Akbank T.A.S.	3,550,434	2,163,829
BIM Birlesik Magazalar A.S.	146,664	948,000
Eregli Demir ve Celik Fabrikalari TAS	988,236	2,023,719
Haci Omer Sabanci Holding A.S.	1,346,618	1,557,375

	Shares	Value
Turkey-(continued)
Is Yatirim Menkul Degerler A.S.	364,057	$605,806
KOC Holding A.S.	848,063	2,079,772
Turk Hava Yollari AO(a)	1,467,810	2,285,260
Turkcell Iletisim Hizmetleri A.S.	1,012,077	1,609,404
Turkiye Garanti Bankasi A.S.	2,602,896	2,666,472
Turkiye Halk Bankasi A.S.(a)	1,318,593	607,517
Turkiye Is Bankasi A.S., Class C	2,640,890	1,546,332
Turkiye Petrol Rafinerileri A.S.(a)	214,931	3,125,001
Yapi ve Kredi Bankasi A.S.	2,876,103	816,603

		22,035,090

United States-0.55%
JBS S.A.	1,074,140	7,441,044

Total Common Stocks & Other Equity Interests (Cost $1,209,943,432)		1,359,616,392

Money Market Funds-0.16%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(g)(h) (Cost $2,123,231)	2,123,231	2,123,231

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.09% (Cost $1,212,066,663)		1,361,739,623

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.53%
Invesco Private Government Fund, 0.02%(g)(h)(i)	10,330,294	10,330,294
Invesco Private Prime Fund, 0.11%(g)(h)(i)	24,094,381	24,104,019

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $34,434,313)		34,434,313

TOTAL INVESTMENTS IN SECURITIES-102.62% (Cost $1,246,500,976)		1,396,173,936
OTHER ASSETS LESS LIABILITIES-(2.62)%		(35,671,228)

NET ASSETS-100.00%		$1,360,502,708

Investment Abbreviations:

ADR-American Depositary Receipt

CPO-Certificates of Ordinary Participation

NVDR-Non-Voting Depositary Receipt

Rts.-Rights

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Invesco FTSE RAFI Emerging Markets ETF (PXH)–(continued)

October 31, 2021

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2021.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $16,968,959, which represented 1.25% of the Fund’s Net Assets.

(d)	Each CPO for Cemex S.A.B. de C.V. represents two Series A shares and one Series B share.
(e)	Each CPO for Fomento Economico Mexicano, S.A.B. de C.V. represents one Series B share and four Series D shares.
(f)	Each CPO for Grupo Televisa S.A.B. represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(g)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$1,309,256	$219,368,241	$(218,554,266)	$-	$-	$2,123,231	$917
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	740,440	34,275,851	(24,685,997)	-	-	10,330,294	476	*
Invesco Private Prime Fund	1,110,660	64,656,982	(41,664,017)	-	394	24,104,019	5,463	*

Total	$3,160,356	$318,301,074	$(284,904,280)	$-	$394	$36,557,544	$6,856

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(h)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(i)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Invesco Global Clean Energy ETF (PBD)

October 31, 2021

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-100.06%
Austria-0.69%
Verbund AG	26,506	$2,763,735

Canada-8.97%
Ballard Power Systems, Inc.(a)	193,961	3,509,778
Boralex, Inc., Class A	94,852	2,930,766
Canadian Solar, Inc.(a)(b)	78,186	3,248,628
Greenlane Renewables, Inc.(a)	2,529,484	3,060,971
GreenPower Motor Co., Inc.(a)	219,392	3,141,693
Innergex Renewable Energy, Inc.	177,570	2,951,024
Li-Cycle Holdings Corp.(a)(b)	332,618	4,304,077
Lion Electric Co. (The)(a)(b)	240,760	3,430,830
Lithium Americas Corp.(a)(b)	119,843	3,477,844
TransAlta Renewables, Inc.(b)	187,505	2,771,241
Xebec Adsorption, Inc.(a)(b)	1,291,096	3,031,011

		35,857,863

Chile-0.71%
Sociedad Quimica y Minera de Chile S.A., ADR	51,311	2,816,461

China-8.89%
BYD Co. Ltd., H Shares(b)	88,907	3,389,851
Daqo New Energy Corp., ADR(a)	47,291	3,678,767
Flat Glass Group Co. Ltd., H Shares	610,193	3,294,503
Ganfeng Lithium Co. Ltd., H Shares(c)	146,533	2,748,300
JinkoSolar Holding Co. Ltd., ADR(a)(b)	60,352	3,610,257
NIO, Inc., ADR(a)	77,309	3,046,748
ReneSola Ltd., ADR(a)	409,436	3,639,886
Xinjiang Goldwind Science & Technology Co. Ltd., H Shares	1,279,405	2,868,322
Xinyi Energy Holdings Ltd.	4,993,590	2,940,030
Xinyi Solar Holdings Ltd.	1,291,903	2,703,695
XPeng, Inc., ADR(a)	77,160	3,597,971

		35,518,330

Denmark-2.25%
Novozymes A/S, Class B	39,035	2,873,422
Orsted A/S(c)	20,828	2,941,941
Vestas Wind Systems A/S	73,279	3,172,438

		8,987,801

Finland-0.69%
Caverion OYJ	350,321	2,770,972

France-3.27%
Hydrogen Refueling Solutions(a)(b)	81,817	3,034,583
McPhy Energy S.A.(a)(b)	143,028	3,886,392
Neoen S.A.(a)(b)(c)	72,650	3,346,156
Voltalia S.A.(a)	106,979	2,785,534

		13,052,665

Germany-6.02%
2G Energy AG	28,102	3,909,031
CropEnergies AG	222,073	3,186,727
Encavis AG(b)	169,083	3,541,653
Nordex SE(a)	165,051	3,036,986
SFC Energy AG, Class BR(a)	86,064	3,226,963
SMA Solar Technology AG	65,654	3,469,162
VERBIO Vereinigte BioEnergie AG	46,633	3,702,072

		24,072,594

	Shares	Value
India-0.81%
Azure Power Global Ltd.(a)(b)	136,481	$3,246,883

Ireland-0.75%
Kingspan Group PLC	25,978	2,995,483

Israel-2.21%
Enlight Renewable Energy Ltd.(a)(b)	1,380,705	3,411,470
Gencell Ltd.(a)(b)	859,253	3,219,970
REE Automotive Ltd., Class A(a)	535,478	2,184,750

		8,816,190

Italy-2.34%
Falck Renewables S.p.A.(b)	358,924	3,619,906
Prysmian S.p.A.	77,317	2,925,838
Terna Rete Elettrica Nazionale S.p.A.	378,468	2,821,482

		9,367,226

Japan-2.64%
Abalance Corp.(b)	54,558	2,617,253
GS Yuasa Corp.(b)	121,231	2,630,349
RENOVA, Inc.(a)	53,803	2,359,263
West Holdings Corp.	53,092	2,952,013

		10,558,878

Netherlands-2.13%
Alfen Beheer B.V.(a)(b)(c)	25,418	2,862,080
Koninklijke DSM N.V.	13,425	2,937,098
Signify N.V.(c)	56,347	2,728,938

		8,528,116

New Zealand-1.43%
Mercury NZ Ltd.	648,330	2,846,501
Meridian Energy Ltd.	803,813	2,870,492

		5,716,993

Norway-3.29%
Aker Offshore Wind A/S(a)(b)	5,077,350	2,881,005
FREYR Battery S.A.(a)	326,271	3,305,125
Hexagon Purus ASA(a)	814,012	2,946,948
NEL ASA(a)(b)	1,903,047	4,011,127

		13,144,205

South Africa-0.75%
Scatec ASA(c)	152,844	3,001,122

South Korea-4.25%
CS Wind Corp.	45,793	2,719,639
Doosan Fuel Cell Co. Ltd.(a)(b)	67,464	3,013,667
Ecopro BM Co. Ltd.	7,742	2,715,713
Iljin Materials Co. Ltd.	41,025	3,528,315
Samsung SDI Co. Ltd.	4,586	2,880,599
SK IE Technology Co. Ltd.(a)(b)(c)	14,759	2,102,925

		16,960,858

Spain-4.76%
Acciona S.A.	17,023	3,266,240
Corp ACCIONA Energias Renovables S.A.(a)	86,253	3,017,448
EDP Renovaveis S.A.	113,780	3,173,295
Grenergy Renovables S.A.(a)	76,408	3,121,339

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco Global Clean Energy ETF (PBD)–(continued)

October 31, 2021

	Shares	Value
Spain-(continued)
Siemens Gamesa Renewable Energy S.A., Class R(a)	110,789	$3,003,976
Solaria Energia y Medio Ambiente S.A.(a)	171,543	3,428,410

		19,010,708

Sweden-3.70%
Cell Impact AB(a)(b)	607,106	3,192,281
Eolus Vind AB, Class B(b)	137,108	2,515,150
Nibe Industrier AB, Class B	208,879	3,109,411
PowerCell Sweden AB(a)(b)	145,660	3,252,907
SolTech Energy Sweden AB(a)(b)	1,154,156	2,714,555

		14,784,304

Switzerland-1.38%
Gurit Holding AG, BR(b)	1,518	2,638,122
Landis+Gyr Group AG(a)(b)	41,886	2,887,899

		5,526,021

Taiwan-2.44%
Motech Industries, Inc.	2,803,000	3,235,568
Sino-American Silicon Products, Inc.	431,000	2,937,034
United Renewable Energy Co. Ltd.(a)	4,149,141	3,565,977

		9,738,579

United Kingdom-3.23%
AFC Energy PLC(a)(b)	4,018,500	3,321,543
Ceres Power Holdings PLC(a)(b)	183,109	3,124,911
Greencoat UK Wind PLC	1,520,588	2,972,280
ITM Power PLC(a)(b)	517,721	3,470,270

		12,889,004

United States-32.46%
Ameresco, Inc., Class A(a)(b)	41,997	3,449,214
American Superconductor Corp.(a)(b)	224,244	4,121,605
Arcosa, Inc.	59,444	3,075,038
Array Technologies, Inc.(a)(b)	162,238	3,463,781
Bloom Energy Corp., Class A(a)(b)	152,085	4,754,177
Canoo, Inc.(a)(b)	427,911	3,431,846
ChargePoint Holdings, Inc.(a)(b)	142,642	3,534,669
Enphase Energy, Inc.(a)	18,898	4,377,344
Eos Energy Enterprises, Inc.(a)(b)	227,358	2,398,627
EVgo, Inc.(a)(b)	377,373	3,517,116
First Solar, Inc.(a)(b)	28,071	3,357,011
Fisker, Inc.(a)(b)	222,544	3,571,831
FTC Solar, Inc.(a)(b)	314,077	2,996,295
FuelCell Energy, Inc.(a)(b)	478,792	3,825,548
Gevo, Inc.(a)(b)	432,309	3,125,594
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.(b)	53,071	3,205,488

Investment Abbreviations:

ADR-American Depositary Receipt

BR-Bearer Shares

	Shares	Value
United States-(continued)
Itron, Inc.(a)	37,080	$2,883,712
Joby Aviation, Inc.(a)(b)	358,074	3,108,082
Livent Corp.(a)(b)	114,564	3,232,996
Lordstown Motors Corp., Class A(a)(b)	429,785	2,221,989
Maxeon Solar Technologies Ltd.(a)	158,062	3,561,137
MP Materials Corp.(a)(b)	83,608	2,830,131
Ormat Technologies, Inc.(b)	43,076	3,115,687
Piedmont Lithium, Inc.(a)	51,265	3,195,860
Plug Power, Inc.(a)(b)	119,357	4,567,792
QuantumScape Corp.(a)(b)	142,642	4,128,060
Renewable Energy Group, Inc.(a)(b)	59,849	3,830,336
Shoals Technologies Group, Inc., Class A(a)	90,569	2,806,733
SolarEdge Technologies, Inc.(a)	10,596	3,758,189
Stem, Inc.(a)(b)	131,476	3,117,296
Sunnova Energy International, Inc.(a)(b)	83,581	3,724,369
SunPower Corp.(a)(b)	135,533	4,562,041
Sunrun, Inc.(a)(b)	68,639	3,959,098
Sunworks, Inc.(a)(b)	414,187	2,514,115
TPI Composites, Inc.(a)	81,010	2,724,366
Universal Display Corp.	15,049	2,756,977
Willdan Group, Inc.(a)(b)	85,507	2,858,499
Wolfspeed, Inc.(a)(b)	33,821	4,062,240

		129,724,889

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.06% (Cost $392,742,024)		399,849,880

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-32.46%
Invesco Private Government Fund, 0.02%(d)(e)(f)	38,817,582	38,817,582
Invesco Private Prime Fund, 0.11%(d)(e)(f)	90,881,588	90,917,942

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $129,735,523)		129,735,524

TOTAL INVESTMENTS IN SECURITIES-132.52% (Cost $522,477,547)		529,585,404
OTHER ASSETS LESS LIABILITIES-(32.52)%		(129,965,951)

NET ASSETS-100.00%		$399,619,453

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Invesco Global Clean Energy ETF (PBD)–(continued)

October 31, 2021

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2021.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $19,731,462, which represented 4.94% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$-	$39,333,921	$(39,333,921)	$-	$-	$-	$156
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	7,420,921	190,322,172	(158,925,511)	-	-	38,817,582	4,426	*
Invesco Private Prime Fund	11,041,609	324,643,408	(244,768,915)	(62)	1,902	90,917,942	57,255	*

Total	$18,462,530	$554,299,501	$(443,028,347)	$(62)	$1,902	$129,735,524	$61,837

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco Global Water ETF (PIO)

October 31, 2021

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.80%
Brazil-2.34%
Cia de Saneamento Basico do Estado de Sao Paulo	1,212,041	$7,568,537

Canada-1.18%
Stantec, Inc.	68,878	3,800,779

Cayman Islands-0.16%
Consolidated Water Co. Ltd.(a)	45,237	502,583

China-2.18%
Beijing Enterprises Water Group Ltd.	3,636,130	1,388,255
China Water Affairs Group Ltd.(a)	625,496	644,870
Guangdong Investment Ltd.	3,978,707	5,012,351

		7,045,476

France-3.92%
Veolia Environnement S.A.	387,300	12,652,776

India-0.26%
Indian Energy Exchange Ltd.(b)	90,654	857,494

Italy-1.60%
ACEA S.p.A.	49,644	1,077,772
Hera S.p.A.	996,091	4,077,196

		5,154,968

Japan-5.43%
Kurita Water Industries Ltd.	135,901	6,674,375
METAWATER Co. Ltd.	46,136	778,071
Miura Co. Ltd.	75,161	2,877,244
Organo Corp.	13,400	848,481
TOTO Ltd.	131,861	6,360,320

		17,538,491

Netherlands-1.86%
Aalberts N.V.	63,217	3,500,607
Arcadis N.V.	51,583	2,519,106

		6,019,713

South Korea-1.97%
Coway Co. Ltd.	93,636	6,362,328

Spain-2.22%
Acciona S.A.	37,429	7,181,583

Switzerland-7.07%
Belimo Holding AG	3,798	2,211,257
Geberit AG	26,386	20,640,999

		22,852,256

Thailand-0.20%
TTW PCL, NVDR	1,829,164	644,955

United Kingdom-13.86%
Genuit Group PLC	117,816	1,072,336
Halma PLC	229,482	9,317,348
HomeServe PLC	298,733	3,501,128

Investment Abbreviations:

NVDR-Non-Voting Depositary Receipt

	Shares	Value
United Kingdom-(continued)
Pennon Group PLC	431,684	$6,899,587
Severn Trent PLC	213,571	8,015,569
Spirax-Sarco Engineering PLC	34,989	7,484,347
United Utilities Group PLC	595,074	8,471,028

		44,761,343

United States-55.55%
A.O. Smith Corp.	102,422	7,483,976
Advanced Drainage Systems, Inc.	62,648	7,066,694
American Water Works Co., Inc.	72,874	12,693,193
Danaher Corp.	81,943	25,547,369
Ecolab, Inc.	117,867	26,192,405
Ferguson PLC	138,152	20,821,453
IDEX Corp.	42,175	9,386,890
Itron, Inc.(c)	44,560	3,465,431
Pentair PLC(a)	344,253	25,464,395
Reliance Worldwide Corp. Ltd.	1,054,115	4,568,374
Roper Technologies, Inc.	27,482	13,407,643
Waters Corp.(c)	32,078	11,790,269
Xylem, Inc.	88,429	11,547,943

		179,436,035

Total Common Stocks & Other Equity Interests (Cost $248,998,994)		322,379,317

Money Market Funds-0.01%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $46,598)	46,598	46,598

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.81% (Cost $249,045,592)		322,425,915

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.79%
Invesco Private Government Fund, 0.02%(d)(e)(f)	2,705,012	2,705,012
Invesco Private Prime Fund, 0.11%(d)(e)(f)	6,309,172	6,311,696

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $9,016,708)		9,016,708

TOTAL INVESTMENTS IN SECURITIES-102.60% (Cost $258,062,300)		331,442,623
OTHER ASSETS LESS LIABILITIES-(2.60)%		(8,414,669)

NET ASSETS-100.00%		$323,027,954

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Invesco Global Water ETF (PIO)–(continued)

October 31, 2021

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2021.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2021 represented less than 1% of the Fund’s Net Assets.

(c)	Non-income producing security.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$82,272	$10,046,410	$(10,082,084)	$-	$-	$46,598	$48
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	1,202,704	34,158,994	(32,656,686)	-	-	2,705,012	275	*
Invesco Private Prime Fund	1,804,057	68,791,685	(64,284,157)	-	111	6,311,696	3,354	*

Total	$3,089,033	$112,997,089	$(107,022,927)	$-	$111	$9,063,306	$3,677

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco International BuyBack AchieversTM ETF (IPKW)

October 31, 2021

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.33%
Australia-5.43%
Brambles Ltd.	800,936	$6,039,894
McMillan Shakespeare Ltd.	70,979	729,846

		6,769,740

Belgium-2.21%
Euronav N.V.(a)	258,744	2,751,777

Canada-9.07%
CI Financial Corp.	153,516	3,494,995
Dream Office REIT(a)	38,192	719,441
DREAM Unlimited Corp.	27,634	688,871
Home Capital Group, Inc.(b)	50,359	1,631,574
Mullen Group Ltd.	72,965	753,461
Onex Corp.	44,080	3,279,818
Trican Well Service Ltd.(b)	264,134	739,418

		11,307,578

Colombia-2.26%
Parex Resources, Inc.	145,542	2,821,487

Finland-0.39%
Rovio Entertainment OYJ(c)	58,895	483,569

France-5.10%
Vivendi SE	493,028	6,353,152

Germany-9.22%
Aroundtown S.A.	900,581	6,263,610
Scout24 SE(c)	75,123	5,233,556

		11,497,166

Hong Kong-0.75%
Skyworth Group Ltd.(b)	1,663,770	928,232

Indonesia-0.83%
PT Surya Citra Media Tbk(b)	35,028,315	1,038,425

Israel-2.58%
Gazit-Globe Ltd., (Acquired 07/29/2021 -09/29/2021; Cost $434,594)(d)	58,401	474,519
Paz Oil Co. Ltd.(b)	4,713	600,462
Plus500 Ltd.	118,687	2,141,819

		3,216,800

Italy-0.41%
Banca Monte dei Paschi di Siena S.p.A.(a)(b)	424,371	506,328

Japan-28.42%
Chugoku Marine Paints Ltd.(a)	91,868	708,195
Enplas Corp.(a)	17,734	468,915
G-7 Holdings, Inc.	34,756	634,006
Haseko Corp.	231,551	3,007,472
Hitachi Transport System Ltd.	67,740	2,661,479
Kohnan Shoji Co. Ltd.	46,925	1,462,998
Mirait Holdings Corp.(a)	156,231	2,991,031
Nippon Soda Co. Ltd.	46,386	1,389,241
Obara Group, Inc.	21,504	687,411
Okamura Corp.	134,416	1,765,886
Round One Corp.(a)	95,346	1,143,065
Ryoyo Electro Corp.(a)	37,084	770,788
Seino Holdings Co. Ltd.	255,829	3,089,468
Shinsei Bank Ltd.(a)	185,473	3,066,140
SoftBank Group Corp.	107,289	5,799,863

	Shares	Value
Japan-(continued)
Tamron Co. Ltd.	31,805	$745,580
Tokyo Steel Manufacturing Co. Ltd.(a)	199,654	2,216,724
Yamada Holdings Co. Ltd.	739,622	2,821,623

		35,429,885

Malaysia-0.19%
Berjaya Corp. Bhd.(b)	3,869,700	238,293

Netherlands-2.21%
SBM Offshore N.V.	174,561	2,759,468

South Africa-0.99%
Barloworld Ltd.	146,569	1,237,062

South Korea-11.97%
KCC Corp.	5,748	1,637,999
Korean Reinsurance Co.	108,995	901,024
LX International Corp.	30,540	709,564
Mirae Asset Securities Co. Ltd.	425,959	3,164,027
POSCO	22,357	5,663,148
SK Materials Co. Ltd.	5,458	1,779,087
SK Networks Co. Ltd.	157,607	686,509
SK Securities Co. Ltd.	444,606	373,248

		14,914,606

Spain-5.98%
ACS Actividades de Construccion y Servicios S.A.	229,273	6,004,335
CIE Automotive S.A.	53,323	1,451,374

		7,455,709

Sweden-1.66%
Intrum AB	73,002	2,067,193

Thailand-1.84%
Supalai PCL, NVDR	1,603,600	1,130,844
Thanachart Capital PCL, NVDR	1,097,546	1,165,931

		2,296,775

United Kingdom-7.82%
abrdn PLC	1,807,998	6,294,921
Quilter PLC(c)	1,621,488	3,458,454

		9,753,375

Total Common Stocks & Other Equity Interests (Cost $130,633,967)		123,826,620

Money Market Funds-0.29%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(e)(f) (Cost $354,727)	354,727	354,727

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.62% (Cost $130,988,694)		124,181,347

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-9.27%
Invesco Private Government Fund, 0.02%(e)(f)(g)	3,468,349	3,468,349

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Invesco International BuyBack AchieversTM ETF (IPKW)–(continued)

October 31, 2021

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(e)(f)(g)	8,089,568	$8,092,804

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,561,153)		11,561,153

TOTAL INVESTMENTS IN SECURITIES-108.89% (Cost $142,549,847)		135,742,500
OTHER ASSETS LESS LIABILITIES-(8.89)%		(11,082,434)

NET ASSETS-100.00%		$124,660,066

Investment Abbreviations:

NVDR-Non-Voting Depositary Receipt

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2021.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $9,175,579, which represented 7.36% of the Fund’s Net Assets.

(d)	Restricted security. The value of this security at October 31, 2021 represented less than 1% of the Fund’s Net Assets.
(e)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$112,421	$4,656,898	$(4,414,592)	$-	$-	$354,727	$14
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	958,706	35,191,398	(32,681,755)	-	-	3,468,349	466	*
Invesco Private Prime Fund	1,455,625	56,232,141	(49,595,325)	(5)	368	8,092,804	5,551	*

Total	$2,526,752	$96,080,437	$(86,691,672)	$(5)	$368	$11,915,880	$6,031

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(f)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco MSCI Global Timber ETF (CUT)

October 31, 2021

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.58%
Austria-4.56%
Mondi PLC	167,831	$4,198,494

Brazil-3.87%
Dexco S.A.	107,342	295,347
Klabin S.A.(a)	246,534	1,003,280
Suzano S.A.(a)	258,853	2,260,659

		3,559,286

Canada-5.08%
Canfor Corp.(a)	21,581	446,401
Cascades, Inc.	29,969	346,703
Interfor Corp.	22,511	514,672
Stella-Jones, Inc.	20,288	727,196
West Fraser Timber Co. Ltd.	33,030	2,640,428

		4,675,400

Chile-0.78%
Empresas CMPC S.A.	387,784	717,433

China-1.51%
Greatview Aseptic Packaging Co. Ltd.(b)	276,119	113,585
Lee & Man Paper Manufacturing Ltd.	449,086	337,144
Shandong Sun Paper Industry JSC Ltd., A Shares	54,300	97,411
Yunnan Energy New Material Co. Ltd., A Shares	18,400	838,844

		1,386,984

Denmark-0.05%
Brodrene Hartmann A/S(a)(b)	726	43,481

Finland-10.46%
Huhtamaki OYJ	33,553	1,462,309
Metsa Board OYJ	61,181	566,414
Stora Enso OYJ, Class R	201,101	3,346,575
UPM-Kymmene OYJ	120,333	4,250,076

		9,625,374

Germany-0.17%
Mercer International, Inc.	14,786	159,245

Hong Kong-0.77%
Nine Dragons Paper Holdings Ltd.(a)	565,991	711,577

Indonesia-0.92%
PT Indah Kiat Pulp & Paper Corp. Tbk	942,897	564,041
PT Pabrik Kertas Tjiwi Kimia Tbk	482,886	284,602

		848,643

Ireland-4.81%
Smurfit Kappa Group PLC	84,388	4,422,934

Japan-3.57%
Daiken Corp.	3,234	70,480
Daio Paper Corp.	29,175	511,474
Hokuetsu Corp.(b)	42,175	277,406
Nippon Paper Industries Co. Ltd.	34,100	348,402
Oji Holdings Corp.	280,747	1,388,654
Pack Corp. (The)	4,479	118,825
Rengo Co. Ltd.	60,757	459,840
Tokushu Tokai Paper Co. Ltd.	2,845	110,532

		3,285,613

	Shares	Value
Portugal-0.58%
Altri SGPS S.A.	24,748	$160,382
Navigator Co. S.A. (The)	74,196	290,218
Semapa-Sociedade de Investimento e Gestao	5,603	78,717

		529,317

South Africa-0.64%
Sappi Ltd.(a)	190,569	584,621

South Korea-0.26%
Dongwha Enterprise Co. Ltd.(a)	1,741	125,746
Kuk-il Paper Manufacturing Co. Ltd.(a)	30,756	112,912

		238,658

Spain-0.24%
Ence Energia y Celulosa S.A.(a)(b)	50,934	131,090
Miquel y Costas & Miquel S.A.(b)	6,502	90,143

		221,233

Sweden-6.58%
BillerudKorsnas AB	64,844	1,355,242
Holmen AB, Class B	32,446	1,438,603
Svenska Cellulosa AB S.C.A., Class B	209,446	3,265,392

		6,059,237

Switzerland-3.15%
SIG Combibloc Group AG(a)	110,846	2,901,709

Taiwan-1.15%
Cheng Loong Corp.	248,000	303,217
Chung Hwa Pulp Corp.(a)	133,000	106,176
Longchen Paper & Packaging Co. Ltd.	220,000	189,870
YFY, Inc.	400,000	460,291

		1,059,554

Thailand-1.01%
Polyplex Thailand PCL, NVDR	92,964	68,359
SCG Packaging PCL, NVDR	444,118	859,929

		928,288

United Kingdom-2.71%
DS Smith PLC	474,726	2,494,903

United States-46.71%
Amcor PLC(b)	388,349	4,687,372
Avery Dennison Corp.	22,351	4,866,260
CatchMark Timber Trust, Inc., Class A	16,857	144,296
Clearwater Paper Corp.(a)	5,751	240,564
Domtar Corp.(a)	17,343	946,754
Glatfelter Corp.	15,322	251,740
Graphic Packaging Holding Co.	98,307	1,959,259
International Paper Co.	82,800	4,112,676
Louisiana-Pacific Corp.	35,355	2,083,470
Neenah, Inc.	5,806	293,435
Packaging Corp. of America	32,775	4,502,302
Pactiv Evergreen, Inc.	15,266	212,350
PotlatchDeltic Corp.	23,199	1,212,612
Ranpak Holdings Corp.(a)	13,474	464,314
Rayonier, Inc.	48,084	1,794,976
Schweitzer-Mauduit International, Inc., Class A	10,826	377,178
Sealed Air Corp.	52,542	3,116,791
Sonoco Products Co.	34,790	2,016,081
Sylvamo Corp.(a)	7,507	211,397

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

79

Invesco MSCI Global Timber ETF (CUT)–(continued)

October 31, 2021

	Shares	Value
United States-(continued)
WestRock Co.	91,988	$4,424,623
Weyerhaeuser Co.	142,021	5,072,990

		42,991,440

Total Common Stocks & Other Equity Interests (Cost $69,584,068)		91,643,424

Exchange-Traded Funds-0.28%
India-0.28%
Invesco India ETF(a)(c) (Cost $232,506)	9,271	260,608

Money Market Funds-0.24%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d) (Cost $223,357)	223,357	223,357

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.10% (Cost $70,039,931)		92,127,389

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-5.79%
Invesco Private Government Fund, 0.02%(c)(d)(e)	1,598,882	$1,598,882
Invesco Private Prime Fund, 0.11%(c)(d)(e)	3,729,232	3,730,724

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,329,606)		5,329,606

TOTAL INVESTMENTS IN SECURITIES-105.89% (Cost $75,369,537)		97,456,995
OTHER ASSETS LESS LIABILITIES-(5.89)%		(5,422,128)

NET ASSETS-100.00%		$92,034,867

Investment Abbreviations:

NVDR-Non-Voting Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at October 31, 2021.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2021	Dividend Income

Invesco India ETF	$47,326	$209,886	$(41,996)	$32,834	$12,558	$260,608	$2,597

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	94,504	4,651,530	(4,522,677)	-	-	223,357	50

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	109,632	15,191,225	(13,701,975)	-	-	1,598,882	151	*

Invesco Private Prime Fund	164,447	26,989,248	(23,422,997)	(3)	29	3,730,724	1,848	*

Total	$415,909	$47,041,889	$(41,689,645)	$32,831	$12,587	$5,813,571	$4,646

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco MSCI Green Building ETF (GBLD)

October 31, 2021

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.96%
Australia-2.47%
Cromwell Property Group	23,312	$14,183
GDI Property Group	7,899	6,942
Growthpoint Properties Australia Ltd.	4,999	15,582
Vicinity Centres(a)	62,575	81,075

		117,782

Austria-0.62%
CA Immobilien Anlagen AG	689	29,502

Belgium-0.32%
Befimmo S.A.	369	15,117

Canada-0.51%
First Capital REIT	1,700	24,248

China-1.04%
China Evergrande Group	32,000	9,543
Shimao Group Holdings Ltd.(a)	20,000	31,469
SOHO China Ltd.(b)	33,500	8,484

		49,496

Finland-0.17%
Citycon OYJ	1,009	8,296

France-8.66%
Covivio	841	72,799
Gecina S.A.	742	103,943
Klepierre S.A.	3,326	79,136
Mercialys S.A.	1,140	12,368
Unibail-Rodamco-Westfield(b)	2,015	144,132

		412,378

Germany-0.34%
Deutsche EuroShop AG	800	16,266

Hong Kong-10.23%
Champion REIT(a)	33,401	17,561
Henderson Land Development Co. Ltd.(a)	23,407	98,093
Mapletree North Asia Commercial Trust(c)	36,300	27,457
Sun Hung Kai Properties Ltd.	21,191	281,946
Swire Properties Ltd.	18,856	50,539
Yuexiu REIT(a)	27,000	11,766

		487,362

Japan-24.84%
AEON REIT Investment Corp.	23	31,063
CRE Logistics REIT, Inc.	9	17,483
Frontier Real Estate Investment Corp.	7	30,941
Fukuoka REIT Corp.	10	14,830
Global One Real Estate Investment Corp.	16	16,459
GLP J-REIT	67	109,233
Hulic Reit, Inc.	20	30,256
Invesco Office J-Reit, Inc.(d)	50	9,945
Isetan Mitsukoshi Holdings Ltd.	5,431	39,533
Itochu Advance Logistics Investment Corp.	9	12,795
Japan Excellent, Inc.	20	24,153
Japan Metropolitan Fund Investment Corp.	113	103,561
Japan Real Estate Investment Corp.	20	122,429
LaSalle Logiport REIT	29	48,221
Mitsubishi Estate Logistics REIT Investment Corp.	6	25,942
Mori Hills REIT Investment Corp.	25	33,852
Nippon Building Fund, Inc.	24	155,755

	Shares	Value
Japan-(continued)
Nippon Prologis REIT, Inc.	33	$110,121
Nomura Real Estate Master Fund, Inc.	69	103,296
One REIT, Inc.	4	10,717
ORIX JREIT, Inc.	42	69,579
Sekisui House Reit, Inc.	66	49,894
SOSiLA Logistics REIT, Inc.	9	13,529

		1,183,587

Netherlands-0.18%
Wereldhave N.V.	554	8,597

Singapore-8.74%
Ascendas India Trust	14,000	14,431
CapitaLand Integrated Commercial Trust	72,358	115,365
City Developments Ltd.	6,600	35,826
Frasers Centrepoint Trust	16,500	29,488
Frasers Logistics & Commercial Trust(c)	41,600	46,891
Keppel REIT	29,700	24,888
Manulife US REIT(c)	23,200	16,472
Mapletree Commercial Trust	34,900	56,420
OUE Commercial REIT	35,200	11,746
Prime US REIT(c)	7,700	6,660
SPH REIT	15,800	11,424
Starhill Global REIT	23,300	11,145
Suntec REIT	32,200	35,579

		416,335

Spain-2.34%
Inmobiliaria Colonial SOCIMI S.A.	4,525	44,039
Lar Espana Real Estate SOCIMI S.A.	922	5,612
Merlin Properties SOCIMI S.A.	5,705	61,849

		111,500

Sweden-1.85%
Fabege AB	4,265	72,106
Platzer Fastigheter Holding AB, Class B	971	15,828

		87,934

United Kingdom-5.00%
Berkeley Group Holdings PLC	1,817	108,468
Hammerson PLC(a)	51,054	22,506
Land Securities Group PLC	11,393	107,289

		238,263

United States-32.65%
Alexandria Real Estate Equities, Inc.	2,266	462,581
Boston Properties, Inc.	2,398	272,509
Brandywine Realty Trust	2,767	36,663
Columbia Property Trust, Inc.	1,860	35,656
Cousins Properties, Inc.	2,403	95,183
Douglas Emmett, Inc.	2,838	92,746
Empire State Realty Trust, Inc., Class A	2,366	22,903
Highwoods Properties, Inc.	1,682	75,421
JBG SMITH Properties	1,916	55,296
KB Home	1,341	53,841
Kilroy Realty Corp.	1,695	114,209
Meritage Homes Corp.(b)	610	66,313
Paramount Group, Inc.	2,836	24,049

.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

81

Invesco MSCI Green Building ETF (GBLD)–(continued)

October 31, 2021

	Shares	Value
United States-(continued)
Piedmont Office Realty Trust, Inc., Class A	2,008	$35,662
Vornado Realty Trust	2,632	112,202

		1,555,234

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $5,006,430)		4,761,897

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-4.03%
Invesco Private Government Fund, 0.02%(d)(e)(f)	57,646	57,646

	Shares	Value
Money Market Funds-(continued)
Invesco Private Prime Fund, 0.11%(d)(e)(f)	134,456	$134,510

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $192,156)		192,156

TOTAL INVESTMENTS IN SECURITIES-103.99% (Cost $5,198,586)		4,954,053
OTHER ASSETS LESS LIABILITIES-(3.99)%		(190,169)

NET ASSETS-100.00%		$4,763,884

Investment Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2021.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $97,480, which represented 2.05% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value October 31, 2021	Dividend Income

Invesco Office J-Reit, Inc.	$-	$10,316	$-	$(371)	$-	$9,945	$-

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	614,009	(556,363)	-	-	57,646	2	*

Invesco Private Prime Fund	-	1,305,449	(1,170,939)	-	-	134,510	23	*

Total	$-	$1,929,774	$(1,727,302)	$(371)	$-	$202,101	$25

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco S&P Global Water Index ETF (CGW)

October 31, 2021

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.94%
Brazil-0.87%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	1,670,530	$10,490,928

Canada-2.65%
Stantec, Inc.	577,048	31,842,268

China-2.52%
Beijing Enterprises Water Group Ltd.	20,531,839	7,838,947
China Water Affairs Group Ltd.(a)	3,659,741	3,773,099
Guangdong Investment Ltd.	14,741,929	18,571,793

		30,183,839

France-8.73%
Suez S.A.	1,931,549	44,001,613
Veolia Environnement S.A.	1,857,740	60,690,856

		104,692,469

Italy-2.80%
ACEA S.p.A.	233,849	5,076,867
Interpump Group S.p.A.	386,436	28,509,212

		33,586,079

Japan-2.70%
Kurita Water Industries Ltd.	534,964	26,273,172
METAWATER Co. Ltd.	103,273	1,741,670
Nihon Trim Co. Ltd.(a)	20,230	619,186
Nomura Micro Science Co. Ltd.(a)	41,228	1,762,653
Organo Corp.	31,541	1,997,159

		32,393,840

Netherlands-2.06%
Aalberts N.V.	445,206	24,653,036

Spain-0.32%
Fomento de Construcciones y Contratas S.A.	297,269	3,784,167

Switzerland-7.50%
Geberit AG	77,513	60,636,161
Georg Fischer AG	19,357	29,340,022

		89,976,183

United Kingdom-15.66%
Halma PLC	1,522,531	61,817,271
Pennon Group PLC	1,508,426	24,109,110
Severn Trent PLC(a)	1,343,523	50,423,987
United Utilities Group PLC	3,619,533	51,524,961

		187,875,329

United States-54.13%
Advanced Drainage Systems, Inc.(a)	230,784	26,032,435
American States Water Co.(a)	178,445	16,209,944
American Water Works Co., Inc.	654,196	113,947,859
Artesian Resources Corp., Class A	41,620	1,673,956
Badger Meter, Inc.(a)	123,569	12,634,930
California Water Service Group	247,545	15,070,540

Investment Abbreviations:

ADR-American Depositary Receipt

	Shares	Value
United States-(continued)
Energy Recovery, Inc.(a)(b)	162,695	$3,305,962
Essential Utilities, Inc.	1,095,715	51,575,305
Evoqua Water Technologies Corp.(a)(b)	513,813	21,492,798
Forterra, Inc.(a)(b)	126,546	3,014,326
Franklin Electric Co., Inc.	163,577	14,129,781
Gorman-Rupp Co. (The)	96,001	4,081,962
Lindsay Corp.	45,359	6,607,446
Middlesex Water Co.	86,160	9,487,939
Montrose Environmental Group, Inc.(a)(b)	113,567	7,785,018
Mueller Water Products, Inc., Class A	675,318	11,081,968
Olin Corp.	613,023	34,930,051
Pentair PLC	741,360	54,838,399
Pure Cycle Corp.(b)	91,374	1,433,658
Reliance Worldwide Corp. Ltd.	3,830,031	16,598,770
Select Energy Services, Inc., Class A(a)(b)	306,582	1,842,558
SJW Group	130,102	8,576,324
Tetra Tech, Inc.(a)	253,241	44,484,314
TETRA Technologies, Inc.(b)	618,992	1,999,344
Watts Water Technologies, Inc., Class A	114,282	21,715,866
Xylem, Inc.(a)	824,195	107,631,625
York Water Co. (The)	63,792	3,056,913
Zurn Water Solutions Corp.(a)	935,031	33,922,925

		649,162,916

Total Common Stocks & Other Equity Interests (Cost $820,926,461)		1,198,641,054

Money Market Funds-0.02%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(c)(d) (Cost $198,686)	198,686	198,686

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.96% (Cost $821,125,147)		1,198,839,740

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-2.60%
Invesco Private Government Fund, 0.02%(c)(d)(e)	9,367,167	9,367,167
Invesco Private Prime Fund, 0.11%(c)(d)(e)	21,847,985	21,856,724

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $31,223,891)		31,223,891

TOTAL INVESTMENTS IN SECURITIES-102.56% (Cost $852,349,038)		1,230,063,631
OTHER ASSETS LESS LIABILITIES-(2.56)%		(30,722,133)

NET ASSETS-100.00%		$1,199,341,498

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Invesco S&P Global Water Index ETF (CGW)–(continued)

October 31, 2021

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2021.
(b)	Non-income producing security.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$145,794	$27,550,471	$(27,497,579)	$-	$-	$198,686	$199

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	-	156,955,831	(147,588,664)	-	-	9,367,167	1,171	*

Invesco Private Prime Fund	-	295,417,087	(273,562,431)	-	2,068	21,856,724	16,255	*

Total	$145,794	$479,923,389	$(448,648,674)	$-	$2,068	$31,422,577	$17,625

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco S&P International Developed Quality ETF (IDHQ)

October 31, 2021

Schedule of Investments

	Shares	Value
Common Stocks & Other Equity Interests-99.85%
Australia-4.55%
Alumina Ltd.	44,928	$67,153
ASX Ltd.	3,733	232,776
CSL Ltd.	9,249	2,087,481
Fortescue Metals Group Ltd.	44,272	463,210
Goodman Group	30,311	498,589
Magellan Financial Group Ltd.	3,527	91,845
Medibank Pvt Ltd.	74,452	185,658
REA Group Ltd.	1,077	129,543
Rio Tinto PLC	22,289	1,393,355
Washington H Soul Pattinson & Co. Ltd.	2,373	57,891

		5,207,501

Austria-0.50%
ANDRITZ AG	1,296	73,460
Mondi PLC	9,857	246,585
Oesterreichische Post AG	1,051	44,394
Verbund AG	1,255	130,856
Wienerberger AG	2,168	76,823

		572,118

Belgium-0.60%
Etablissements Franz Colruyt N.V.	1,243	61,048
KBC Group N.V.	6,684	623,137

		684,185

Brazil-0.15%
Yara International ASA	3,244	169,039

Canada-7.39%
Alimentation Couche-Tard, Inc., Class B	15,665	586,640
Barrick Gold Corp.	34,338	629,112
Canadian National Railway Co.	14,139	1,876,151
Canadian Pacific Railway Ltd.	14,303	1,105,308
CCL Industries, Inc., Class B	2,807	153,196
Constellation Software, Inc.	498	873,821
Fairfax Financial Holdings Ltd.	505	204,212
Franco-Nevada Corp.	3,663	521,842
Great-West Lifeco, Inc.	4,980	146,280
iA Financial Corp., Inc.	1,982	117,060
Kinross Gold Corp.	25,149	150,949
Onex Corp.	1,816	135,121
Pan American Silver Corp.	4,576	116,915
Sun Life Financial, Inc.	12,594	716,595
Thomson Reuters Corp.	4,733	568,434
West Fraser Timber Co. Ltd.	2,313	184,902
Wheaton Precious Metals Corp.	9,360	377,254

		8,463,792

China-1.08%
BOC Hong Kong Holdings Ltd.	87,701	278,468
ENN Energy Holdings Ltd.(a)	14,093	244,031
Prosus N.V.(b)	8,097	714,107

		1,236,606

Denmark-6.51%
AP Moller - Maersk A/S, Class B	121	350,011
Carlsberg A/S, Class B	1,856	306,477
Coloplast A/S, Class B	2,846	464,420
DSV A/S	4,013	933,590

	Shares	Value
Denmark-(continued)
Genmab A/S(b)	1,412	$633,477
GN Store Nord A/S	3,237	196,637
Novo Nordisk A/S, Class B	36,490	3,997,901
Novozymes A/S, Class B	4,982	366,732
Rockwool International A/S, Class B	135	61,742
Tryg A/S	6,345	150,572

		7,461,559

Finland-1.60%
Elisa OYJ	2,979	179,888
Kesko OYJ, Class B	5,385	175,051
Kone OYJ, Class B	10,927	745,566
Neste OYJ	8,599	479,548
Orion OYJ, Class B(a)	3,123	135,276
Wartsila OYJ Abp	8,662	120,239

		1,835,568

France-5.63%
Air Liquide S.A.	9,015	1,504,800
BioMerieux	885	112,710
L’Oreal S.A.	4,972	2,272,483
Sanofi	25,537	2,554,241

		6,444,234

Germany-6.34%
adidas AG	3,775	1,237,631
Deutsche Post AG	19,103	1,183,165
Henkel AG & Co. KGaA, Preference Shares	3,515	314,761
Knorr-Bremse AG	1,307	137,852
Merck KGaA	2,422	572,344
Porsche Automobil Holding SE, Preference Shares	2,705	281,169
SAP SE	22,035	3,195,662
Symrise AG	2,453	339,371

		7,261,955

Hong Kong-2.19%
Bank of East Asia Ltd. (The)	31,837	52,386
Hong Kong Exchanges & Clearing Ltd.	28,454	1,722,080
Techtronic Industries Co. Ltd.	35,486	730,334

		2,504,800

Ireland-0.84%
ICON PLC(b)	1,234	353,874
Kingspan Group PLC	3,024	348,693
Smurfit Kappa Group PLC	4,913	257,500

		960,067

Israel-0.53%
Check Point Software Technologies Ltd.(b)	2,653	317,299
Israel Discount Bank Ltd., Class A(b)	24,810	149,952
Maytronics Ltd.	2,804	66,315
Phoenix Holdings Ltd. (The)	6,259	79,049

		612,615

Italy-1.15%
Banca Mediolanum S.p.A.	5,566	56,078
DiaSorin S.p.A.	534	120,721
Ferrari N.V.	2,553	605,664
FinecoBank Banca Fineco S.p.A.(b)	17,264	329,949

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Invesco S&P International Developed Quality ETF (IDHQ)–(continued)

October 31, 2021

	Shares	Value
Italy-(continued)
Recordati Industria Chimica e Farmaceutica S.p.A.	2,017	$126,325
Telecom Italia S.p.A.	226,983	80,931

		1,319,668

Japan-15.49%
Advantest Corp.	3,962	324,187
Astellas Pharma, Inc.	38,690	650,460
Azbil Corp.	2,429	103,316
Benefit One, Inc.	2,238	112,857
Brother Industries Ltd.	5,018	96,729
Casio Computer Co. Ltd.	4,319	60,832
Chugai Pharmaceutical Co. Ltd.	12,800	476,752
Cosmos Pharmaceutical Corp.	567	86,374
CyberAgent, Inc.	8,239	137,287
Daifuku Co. Ltd.	2,502	229,300
Daiichi Sankyo Co. Ltd.	35,349	888,801
Daito Trust Construction Co. Ltd.	1,461	180,919
Disco Corp.	645	173,094
Ebara Corp.	1,669	90,750
Hoshizaki Corp.	1,251	104,885
Hoya Corp.	8,105	1,188,828
Iida Group Holdings Co. Ltd.	4,068	100,001
Japan Exchange Group, Inc.	11,983	283,063
Japan Tobacco, Inc.(a)	22,869	448,355
JCR Pharmaceuticals Co. Ltd.	1,772	43,498
JustSystems Corp.	1,020	52,420
Kao Corp.	9,490	535,235
KDDI Corp.	31,702	980,878
Kobe Bussan Co. Ltd.(a)	2,558	87,828
Kyowa Kirin Co. Ltd.	5,715	187,451
Lasertec Corp.	2,740	601,466
M3, Inc.	10,950	644,180
MonotaRO Co. Ltd.	5,158	116,708
Murata Manufacturing Co. Ltd.	12,619	957,616
Nabtesco Corp.(a)	3,547	114,786
Nifco, Inc.	1,563	49,690
Nihon M&A Center Holdings, Inc.	9,043	276,386
Nihon Unisys Ltd.	1,950	54,554
Nintendo Co. Ltd.	2,816	1,239,756
Nippon Shinyaku Co. Ltd.	1,116	89,163
Nissan Chemical Corp.	2,947	163,600
NOF Corp.	1,698	85,030
Nomura Research Institute Ltd.	7,549	300,570
Obic Co. Ltd.	1,371	252,377
Paltac Corp.	1,027	45,394
Persol Holdings Co. Ltd.	3,225	86,264
Pigeon Corp.	2,470	57,122
Pola Orbis Holdings, Inc.	2,087	44,476
SCREEN Holdings Co. Ltd.	833	77,218
SCSK Corp.	3,630	73,221
Secom Co. Ltd.	4,016	272,570
Seria Co. Ltd.	1,606	52,958
SG Holdings Co. Ltd.	10,638	265,892
Shimadzu Corp.	5,161	208,884
Shimano, Inc.	1,776	491,875
Shionogi & Co. Ltd.	5,267	342,141
Shizuoka Bank Ltd. (The)(a)	10,532	84,699
Square Enix Holdings Co. Ltd.	1,772	96,817
Sumitomo Dainippon Pharma Co. Ltd.	3,650	51,441

	Shares	Value
Japan-(continued)
Sumitomo Rubber Industries Ltd.(a)	4,068	$49,983
Takara Bio, Inc.	2,190	56,889
Tokyo Electron Ltd.	3,286	1,523,044
Trend Micro, Inc.(a)	3,895	219,644
Unicharm Corp.	9,490	382,180
USS Co. Ltd.	4,725	75,832
Welcia Holdings Co. Ltd.	1,759	65,640
Workman Co. Ltd.	833	44,198
Yakult Honsha Co. Ltd.	3,071	154,594
Yamato Holdings Co. Ltd.	8,239	202,100
Yokohama Rubber Co. Ltd. (The)(a)	2,711	45,697
ZOZO, Inc.	3,235	103,412

		17,744,167

Jordan-0.08%
Hikma Pharmaceuticals PLC	2,876	94,891

Netherlands-6.83%
Akzo Nobel N.V.	3,702	425,929
ASML Holding N.V.	8,331	6,753,559
Wolters Kluwer N.V.	6,090	638,800

		7,818,288

New Zealand-0.37%
a2 Milk Co. Ltd. (The)(a)(b)	14,797	69,573
Fisher & Paykel Healthcare Corp. Ltd.	10,954	244,662
Spark New Zealand Ltd.	33,296	108,776

		423,011

Norway-0.42%
Aker ASA, Class A	695	63,837
Aker BP ASA	1,866	71,448
Gjensidige Forsikring ASA	5,052	125,474
Kongsberg Gruppen ASA	2,268	74,266
TOMRA Systems ASA	2,321	149,588

		484,613

Singapore-0.15%
Singapore Technologies Engineering Ltd.	34,416	97,748
Venture Corp. Ltd.	5,732	79,955

		177,703

South Korea-1.87%
Coway Co. Ltd.	1,290	87,652
Dongsuh Cos., Inc.	2,025	59,959
Fila Holdings Corp.	1,154	36,638
Hyundai Elevator Co. Ltd.	1,140	47,071
KEPCO Plant Service & Engineering Co. Ltd.	1,387	49,673
KMW Co. Ltd.(b)	1,176	41,463
KT&G Corp.	2,559	177,600
Kumho Petrochemical Co. Ltd.	465	68,444
Meritz Fire & Marine Insurance Co. Ltd.	3,597	85,265
NAVER Corp.	2,844	990,551
Orion Corp.	535	54,024
Pearl Abyss Corp.(b)	1,065	94,693
S-1 Corp.	762	54,319
Samsung Electro-Mechanics Co. Ltd.	1,088	148,040
Samsung SDS Co. Ltd.	721	94,402
SK Chemicals Co. Ltd.	373	57,456

		2,147,250

Spain-0.79%
Industria de Diseno Textil S.A.(a)	24,909	900,523

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Invesco S&P International Developed Quality ETF (IDHQ)–(continued)

October 31, 2021

	Shares	Value
Sweden-7.43%
AAK AB	3,670	$80,207
Alfa Laval AB	5,923	253,582
Assa Abloy AB, Class B	19,695	576,735
Atlas Copco AB, Class A(a)	13,762	884,191
Axfood AB	2,331	57,132
Beijer Ref AB	4,286	88,031
Boliden AB	5,341	188,367
Electrolux AB, Class B(a)	7,396	167,838
Elekta AB, Class B(a)	7,504	87,128
Epiroc AB, Class A(a)	16,604	413,142
Essity AB, Class B	11,755	380,222
Getinge AB, Class B	4,742	212,185
Husqvarna AB, Class B	9,883	140,561
Industrivarden AB, Class C	4,164	135,220
Indutrade AB	5,417	157,619
Investment AB Latour, Class B	2,814	101,964
Investor AB, Class B	44,530	1,026,080
Kinnevik AB, Class B(b)	5,248	205,710
Lifco AB, Class B	4,201	122,334
Nibe Industrier AB, Class B	28,383	422,515
Sandvik AB	22,707	575,045
Securitas AB, Class B	6,162	101,881
Skanska AB, Class B	10,171	258,168
SKF AB, Class B	8,597	199,197
Sweco AB, Class B	3,306	52,620
Tele2 AB, Class B	9,927	140,031
Telefonaktiebolaget LM Ericsson, Class B	61,036	668,031
Trelleborg AB, Class B	4,876	111,361
Volvo AB, Class B	29,980	697,864

		8,504,961

Switzerland-14.84%
ABB Ltd.	52,251	1,732,074
Geberit AG	1,012	791,658
Kuehne + Nagel International AG, Class R	1,547	488,099
Nestle S.A.	44,908	5,937,931
Partners Group Holding AG	560	979,042
Roche Holding AG	15,040	5,827,537
Schindler Holding AG, PC	966	251,821
Sika AG	2,898	983,179

		16,991,341

United Kingdom-12.00%
abrdn PLC	41,156	143,293
Admiral Group PLC	6,244	245,642
AstraZeneca PLC	25,568	3,187,208

Investment Abbreviations:

CDI-CREST Depository Interest

PC-Participation Certificate

	Shares	Value
United Kingdom-(continued)
Auto Trader Group PLC(c)	24,338	$202,036
B&M European Value Retail S.A.	18,537	160,894
Berkeley Group Holdings PLC	2,296	137,063
Burberry Group PLC	8,645	228,589
GlaxoSmithKline PLC	114,801	2,373,987
Hargreaves Lansdown PLC(a)	6,798	143,223
Imperial Brands PLC	20,524	433,815
Intertek Group PLC	3,953	265,240
Lloyds Banking Group PLC	1,494,768	1,028,985
Pearson PLC	14,705	121,425
Persimmon PLC	7,528	280,780
Sage Group PLC (The)	23,352	227,526
Schroders PLC	3,280	162,758
Spirax-Sarco Engineering PLC	1,583	338,613
St James’s Place PLC	12,723	275,466
Tesco PLC	199,143	736,761
Unilever PLC	56,877	3,049,960

		13,743,264

United States-0.52%
Avast PLC(c)	14,090	108,081
Inmode Ltd.(b)	1,249	118,330
James Hardie Industries PLC, CDI	9,430	365,830

		592,241

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.85% (Cost $101,817,321)		114,355,960

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds-3.53%
Invesco Private Government Fund, 0.02%(d)(e)(f)	1,212,403	1,212,403
Invesco Private Prime Fund, 0.11%(d)(e)(f)	2,827,810	2,828,941

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,041,344)		4,041,344

TOTAL INVESTMENTS IN SECURITIES-103.38% (Cost $105,858,665)		118,397,304
OTHER ASSETS LESS LIABILITIES-(3.38)%		(3,875,350)

NET ASSETS-100.00%		$114,521,954

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Invesco S&P International Developed Quality ETF (IDHQ)–(continued)

October 31, 2021

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at October 31, 2021.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2021 was $310,117, which represented less than 1% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$131,983	$3,164,023	$(3,296,006)	$-	$-	$-	$29

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	1,511,160	11,073,887	(11,372,644)	-	-	1,212,403	107	*

Invesco Private Prime Fund	2,266,740	18,254,024	(17,691,836)	-	13	2,828,941	1,257	*

Total	$3,909,883	$32,491,934	$(32,360,486)	$-	$13	$4,041,344	$1,393

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statements of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2K.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

(This Page Intentionally Left Blank)

89

Statements of Assets and Liabilities

October 31, 2021

	Invesco China Technology ETF (CQQQ)	Invesco DWA Developed Markets Momentum ETF (PIZ)	Invesco DWA Emerging Markets Momentum ETF (PIE)	Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)
Assets:
Unaffiliated investments in securities, at value(a)	$1,520,269,016	$251,449,754	$214,916,257	$1,195,120,740	$433,739,639
Affiliated investments in securities, at value	288,945,263	8,582,086	11,488,061	86,964,626	40,155,173
Foreign currencies, at value	338	5,094	38,493	-	-
Deposits with brokers:
Cash segregated as collateral	1,302,539	6,358,432	-	-	97,393
Receivable for:
Dividends	24,013	140,549	23,117	2,991,705	977,522
Securities lending	29,903	960	3,917	55,447	40,177
Investments sold	-	6,051,796	2	2,745,406	94
Fund shares sold	67,047	1,391	-	-	12,865
Foreign tax reclaims	-	646,418	-	2,932,154	406,507

Total assets	1,810,638,119	273,236,480	226,469,847	1,290,810,078	475,429,370

Liabilities:
Due to custodian	118,220	114,026	-	821,573	142,320
Due to foreign custodian	-	-	-	1,060,802	241,533
Payable for:
Investments purchased	51,031	-	9	64	12,883
Collateral upon return of securities loaned	288,945,261	8,582,086	11,366,660	86,964,625	40,097,093
Collateral upon receipt of securities in-kind	1,302,539	6,358,432	-	-	97,393
Fund shares repurchased	-	6,055,650	-	1,292,166	-
Accrued unitary management fees	882,873	172,325	159,644	468,930	178,216
Accrued advisory fees	-	-	-	-	-
Accrued trustees’ and officer’s fees	-	-	-	-	-
Accrued expenses	-	-	-	-	-
Accrued tax expenses	-	-	-	-	-
Other payables	-	2,521	-	13,412	205

Total liabilities	291,299,924	21,285,040	11,526,313	90,621,572	40,769,643

Net Assets	$1,519,338,195	$251,951,440	$214,943,534	$1,200,188,506	$434,659,727

Net assets consist of:
Shares of beneficial interest	$1,669,077,025	$342,247,326	$297,093,503	$1,189,052,876	$418,081,232
Distributable earnings (loss)	(149,738,830)	(90,295,886)	(82,149,969)	11,135,630	16,578,495

Net Assets	$1,519,338,195	$251,951,440	$214,943,534	$1,200,188,506	$434,659,727

Shares outstanding (unlimited amount authorized, $0.01 par value)	22,050,000	6,300,000	8,600,000	24,900,000	11,400,000
Net asset value	$68.90	$39.99	$24.99	$48.20	$38.13

Market price	$68.25	$40.09	$24.81	$48.22	$38.41

Unaffiliated investments in securities, at cost	$1,525,503,315	$220,460,255	$186,149,650	$1,054,635,128	$365,462,220

Affiliated investments in securities, at cost	$288,945,261	$8,582,086	$11,488,061	$86,964,625	$40,144,345

Foreign currencies (due to foreign custodian), at cost	$338	$4,958	$38,662	$(1,060,831)	$(238,462)

(a) Includes securities on loan with an aggregate value of:	$271,826,812	$8,081,132	$10,176,466	$75,159,556	$36,148,031

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Invesco FTSE RAFI Emerging Markets ETF (PXH)	Invesco Global Clean Energy ETF (PBD)	Invesco Global Water ETF (PIO)	Invesco International BuyBack AchieversTM ETF (IPKW)	Invesco MSCI Global Timber ETF (CUT)	Invesco MSCI Green Building ETF (GBLD)	Invesco S&P Global Water Index ETF (CGW)	Invesco S&P International Developed Quality ETF (IDHQ)

$1,359,616,392	$399,849,880	$322,379,317	$123,826,620	$91,643,424	$4,751,952	$1,198,641,054	$114,355,960
36,557,544	129,735,524	9,063,306	11,915,880	5,813,571	202,101	31,422,577	4,041,344
4,324,080	71,784	9,584	-	-	-	-	8,534

-	-	-	-	-	-	-	-

1,364,254	55,171	447,179	354,300	90,708	14,860	337,342	114,868
14,569	257,930	1,158	44,679	559	30	3,484	1,268
5,504,516	31	-	9,418,905	3,572,730	-	-	-
37,311	197	-	-	377	-	4,712,540	-
3,601	89,509	342,914	167,708	103,353	793	1,266,536	288,735

1,407,422,267	530,060,026	332,243,458	145,728,092	101,224,722	4,969,736	1,236,383,533	118,810,709

-	460,800	-	-	-	11,886	8,491	220,651
-	-	-	786,962	3,872	239	7,882	-

188	-	-	8,660,968	38	-	4,712,730	-
34,434,313	129,735,523	9,016,708	11,561,153	5,329,606	192,156	31,223,891	4,041,344
-	-	-	-	-	-	-	-
4,839,026	-	-	-	3,609,213	-	-	-
596,368	244,250	198,796	58,415	-	1,571	-	26,654
-	-	-	-	44,234	-	492,000	-
-	-	-	-	9,752	-	21,602	-
-	-	-	-	193,140	-	575,439	-
7,045,266	-	-	-	-	-	-	-
4,398	-	-	528	-	-	-	106

46,919,559	130,440,573	9,215,504	21,068,026	9,189,855	205,852	37,042,035	4,288,755

$1,360,502,708	$399,619,453	$323,027,954	$124,660,066	$92,034,867	$4,763,884	$1,199,341,498	$114,521,954

$1,417,126,758	$488,453,739	$298,899,725	$164,252,090	$90,452,669	$5,000,024	$820,904,557	$109,323,897
(56,624,050)	(88,834,286)	24,128,229	(39,592,024)	1,582,198	(236,140)	378,436,941	5,198,057

$1,360,502,708	$399,619,453	$323,027,954	$124,660,066	$92,034,867	$4,763,884	$1,199,341,498	$114,521,954

60,650,000	12,775,000	7,750,000	2,850,000	2,550,000	200,001	20,360,000	3,650,000
$22.43	$31.28	$41.68	$43.74	$36.09	$23.82	$58.91	$31.38

$22.34	$31.31	$41.72	$43.78	$36.09	$23.89	$59.04	$31.53

$1,209,943,432	$392,742,024	$248,998,994	$130,633,967	$69,584,068	$4,996,114	$820,926,461	$101,817,321

$36,557,544	$129,735,523	$9,063,306	$11,915,880	$5,785,469	$202,472	$31,422,577	$4,041,344

$4,323,398	$71,708	$9,540	$(786,465)	$(3,876)	$(239)	$(7,872)	$8,802

$32,178,909	$126,885,246	$8,789,508	$7,100,165	$5,141,900	$180,748	$30,394,680	$3,819,427

91

Statements of Operations

For the year ended October 31, 2021

	Invesco China Technology ETF (CQQQ)	Invesco DWA Developed Markets Momentum ETF (PIZ)	Invesco DWA Emerging Markets Momentum ETF (PIE)	Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)
Investment income:
Unaffiliated interest income	$-	$7,591	$-	$1,645	$953
Unaffiliated dividend income	7,888,006	2,794,053	4,238,062	40,552,142	9,058,802
Affiliated dividend income	949	17	46	189	2,637
Non-cash dividend income	-	26,889	-	3,059,002	302,765
Securities lending income	381,349	16,239	38,502	703,383	590,981
Foreign withholding tax claims	-	298,206	-	62,326	33,502
Foreign withholding tax	(386,472)	(287,823)	(592,872)	(4,148,942)	(962,894)

Total investment income	7,883,832	2,855,172	3,683,738	40,229,745	9,026,746

Expenses:
Unitary management fees	10,892,022	1,640,320	1,961,635	5,117,421	1,961,006
Advisory fees	-	-	-	-	-
Sub-licensing fees	-	-	-	-	-
Accounting & administration fees	-	-	-	-	-
Custodian & transfer agent fees	-	-	-	-	-
Trustees’ and officer’s fees	-	-	-	-	-
Other expenses	-	-	-	-	-

Total expenses	10,892,022	1,640,320	1,961,635	5,117,421	1,961,006

Less: Waivers	(979)	(17)	(77)	(335)	(117)

Net expenses	10,891,043	1,640,303	1,961,558	5,117,086	1,960,889

Net investment income (loss)	(3,007,211)	1,214,869	1,722,180	35,112,659	7,065,857

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(37,821,006)	10,348,010	16,390,433	2,534,559	841,594
Affiliated investment securities	6,549	280	46	3,394	19,077
In-kind redemptions	69,608,530	30,553,871	28,222,607	25,112,909	31,901,659
Short Sales	-	-	-	-	-
Foreign currencies	(538,575)	(59,416)	(534,121)	(48,558)	(51,750)

Net realized gain	31,255,498	40,842,745	44,078,965	27,602,304	32,710,580

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(228,330,451)	12,809,672	1,755,761	316,750,884	65,914,154
Affiliated investment securities	2	(20)	-	2	10,509
Foreign currencies	15	(16,270)	(5,600)	(94,006)	(29,548)

Change in net unrealized appreciation (depreciation)	(228,330,434)	12,793,382	1,750,161	316,656,880	65,895,115

Net realized and unrealized gain (loss)	(197,074,936)	53,636,127	45,829,126	344,259,184	98,605,695

Net increase (decrease) in net assets resulting from operations	$(200,082,147)	$54,850,996	$47,551,306	$379,371,843	$105,671,552

(a)	For the period April 20, 2021 (commencement of investment operations) through October 31, 2021.
(b)	Net of foreign taxes of $507,572.
(c)	Net of foreign taxes of $26,168.
(d)	Net of foreign taxes of $6,555,777.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Invesco FTSE RAFI Emerging Markets ETF (PXH)		Invesco Global Clean Energy ETF (PBD)	Invesco Global Water ETF (PIO)		Invesco International BuyBack AchieversTM ETF (IPKW)	Invesco MSCI Global Timber ETF (CUT)	Invesco MSCI Green Building ETF (GBLD)(a)	Invesco S&P Global Water Index ETF (CGW)	Invesco S&P International Developed Quality ETF (IDHQ)

$564		$285	$2,059		$-	$-	$-	$-	$135
61,996,703		3,109,289	6,320,472		3,052,696	2,251,674	104,344	25,911,103	2,742,095
917		156	48		14	2,647	-	199	29
6,268,635		24,363	-		5,502,361	121	-	100,706	18,665
154,851		2,028,851	17,460		583,737	8,508	38	117,852	9,142
-		9,061	64,271		-	-	-	-	5,446
(6,127,619)		(367,678)	(209,617)		(1,171,277)	(140,475)	(6,330)	(941,709)	(229,908)

62,294,051		4,804,327	6,194,693		7,967,531	2,122,475	98,052	25,188,151	2,545,604

6,636,551		2,842,466	2,048,766		671,090	-	10,266	-	309,556
-		-	-		-	502,877	-	4,754,728	-
-		-	-		-	60,320	-	418,435	-
-		-	-		-	18,742	-	62,687	-
-		-	-		-	26,507	-	38,743	-
-		-	-		-	10,192	-	19,498	-
-		-	-		-	68,049	-	97,890	-

6,636,551		2,842,466	2,048,766		671,090	686,687	10,266	5,391,981	309,556

(853)		(74)	(42)		(16)	(83,177)	-	(480)	(35)

6,635,698		2,842,392	2,048,724		671,074	603,510	10,266	5,391,501	309,521

55,658,353		1,961,935	4,145,969		7,296,457	1,518,965	87,786	19,796,650	2,236,083

(14,640,398	)(b)	(29,131,560)	(730,556	)(c)	16,375,290	1,176,228	2,079	6,289,352	(1,120,874)
394		1,902	111		368	12,587	-	2,068	13
48,487,855		71,067,826	46,936,211		21,724,243	5,940,975	-	38,864,476	14,107,078
-		(278)	-		-	-	-	-	-
17,098		(110,517)	12,282		9,696	2,216	1,071	(7,306)	(21,923)

33,864,949		41,827,373	46,218,048		38,109,597	7,132,006	3,150	45,148,590	12,964,294

225,023,463	(d)	(32,975,768)	24,919,059		(8,014,002)	15,119,823	(244,162)	258,428,750	10,141,844
-		(62)	-		(5)	32,831	(371)	-	-
38,789		(3,828)	(10,229)		(5,445)	(10,237)	(388)	(29,782)	(4,916)

225,062,252		(32,979,658)	24,908,830		(8,019,452)	15,142,417	(244,921)	258,398,968	10,136,928

258,927,201		8,847,715	71,126,878		30,090,145	22,274,423	(241,771)	303,547,558	23,101,222

$314,585,554		$10,809,650	$75,272,847		$37,386,602	$23,793,388	$(153,985)	$323,344,208	$25,337,305

93

Statements of Changes in Net Assets

For the years ended October 31, 2021 and 2020

	Invesco China		Invesco DWA Developed Markets
	Technology ETF (CQQQ)		Momentum ETF (PIZ)
	2021	2020	2021	2020
Operations:
Net investment income (loss)	$(3,007,211)	$(689,350)	$1,214,869	$759,634
Net realized gain (loss)	31,255,498	83,326,145	40,842,745	8,089,281
Change in net unrealized appreciation (depreciation)	(228,330,434)	222,739,928	12,793,382	(1,849,607)

Net increase (decrease) in net assets resulting from operations	(200,082,147)	305,376,723	54,850,996	6,999,308

Distributions to Shareholders from:
Distributable earnings	(6,502,078)	(56,175)	(964,301)	(1,593,829)

Shareholder Transactions:
Proceeds from shares sold	934,478,610	487,185,640	171,884,702	101,791,251
Value of shares repurchased	(251,717,877)	(259,308,888)	(128,862,593)	(127,481,016)
Transaction fees	-	-	-	-

Net increase (decrease) in net assets resulting from share transactions	682,760,733	227,876,752	43,022,109	(25,689,765)

Net increase (decrease) in net assets	476,176,508	533,197,300	96,908,804	(20,284,286)

Net assets:
Beginning of year	1,043,161,687	509,964,387	155,042,636	175,326,922

End of year	$1,519,338,195	$1,043,161,687	$251,951,440	$155,042,636

Changes in Shares Outstanding:
Shares sold	11,100,000	7,700,000	4,550,000	3,450,000
Shares repurchased	(3,150,000)	(4,250,000)	(3,450,000)	(4,700,000)
Shares outstanding, beginning of year	14,100,000	10,650,000	5,200,000	6,450,000

Shares outstanding, end of year	22,050,000	14,100,000	6,300,000	5,200,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Invesco DWA Emerging Markets		Invesco FTSE RAFI Developed Markets		Invesco FTSE RAFI Developed Markets		Invesco FTSE RAFI Emerging Markets
Momentum ETF (PIE)		ex-U.S. ETF (PXF)		ex-U.S. Small-Mid ETF (PDN)		ETF (PXH)
2021	2020	2021	2020	2021	2020	2021	2020

$1,722,180	$1,909,667	$35,112,659	$27,610,059	$7,065,857	$6,719,592	$55,658,353	$36,608,907
44,078,965	(972,803)	27,602,304	(9,580,944)	32,710,580	(9,559,815)	33,864,949	(78,964,806)
1,750,161	144,758	316,656,880	(195,720,820)	65,895,115	(5,044,812)	225,062,252	(148,343,888)

47,551,306	1,081,622	379,371,843	(177,691,705)	105,671,552	(7,885,035)	314,585,554	(190,699,787)

(2,586,314)	(2,903,680)	(27,603,102)	(28,485,359)	(7,594,401)	(7,471,395)	(40,406,081)	(37,760,270)

145,789,480	72,913,003	85,097,681	232,570,059	111,750,049	97,340,230	326,988,438	125,211,353
(131,467,700)	(83,901,569)	(108,096,381)	(401,264,265)	(83,278,298)	(102,054,085)	(210,835,982)	(204,277,052)
167,645	90,225	15,729	198,122	4,510	21,102	326,816	219,884

14,489,425	(10,898,341)	(22,982,971)	(168,496,084)	28,476,261	(4,692,753)	116,479,272	(78,845,815)

59,454,417	(12,720,399)	328,785,770	(374,673,148)	126,553,412	(20,049,183)	390,658,745	(307,305,872)

155,489,117	168,209,516	871,402,736	1,246,075,884	308,106,315	328,155,498	969,843,963	1,277,149,835

$214,943,534	$155,489,117	$1,200,188,506	$871,402,736	$434,659,727	$308,106,315	$1,360,502,708	$969,843,963

6,100,000	3,800,000	1,800,000	6,900,000	3,000,000	3,750,000	14,650,000	6,100,000
(5,450,000)	(4,900,000)	(2,400,000)	(11,800,000)	(2,250,000)	(3,800,000)	(9,400,000)	(11,650,000)
7,950,000	9,050,000	25,500,000	30,400,000	10,650,000	10,700,000	55,400,000	60,950,000

8,600,000	7,950,000	24,900,000	25,500,000	11,400,000	10,650,000	60,650,000	55,400,000

95

Statements of Changes in Net Assets–(continued)

For the years ended October 31, 2021 and 2020

	Invesco Global		Invesco Global
	Clean Energy ETF (PBD)		Water ETF (PIO)
	2021	2020	2021	2020
Operations:
Net investment income	$1,961,935	$841,764	$4,145,969	$1,679,462
Net realized gain (loss)	41,827,373	12,501,289	46,218,048	11,007,695
Change in net unrealized appreciation (depreciation)	(32,979,658)	32,331,305	24,908,830	4,610,802

Net increase (decrease) in net assets resulting from operations	10,809,650	45,674,358	75,272,847	17,297,959

Distributions to Shareholders from:
Distributable earnings	(1,855,153)	(1,131,324)	(3,106,732)	(1,898,770)

Shareholder Transactions:
Proceeds from shares sold	424,488,613	45,283,634	155,139,410	26,789,094
Value of shares repurchased	(158,049,668)	(15,330,919)	(111,547,704)	(30,240,795)
Transaction fees	48,283	7,213	8,130	758

Net increase (decrease) in net assets resulting from share transactions	266,487,228	29,959,928	43,599,836	(3,450,943)

Net increase (decrease) in net assets	275,441,725	74,502,962	115,765,951	11,948,246

Net assets:
Beginning of year	124,177,728	49,674,766	207,262,003	195,313,757

End of year	$399,619,453	$124,177,728	$323,027,954	$207,262,003

Changes in Shares Outstanding:
Shares sold	12,400,000	2,250,000	3,950,000	900,000
Shares repurchased	(5,050,000)	(750,000)	(2,850,000)	(1,000,000)
Shares outstanding, beginning of year	5,425,000	3,925,000	6,650,000	6,750,000

Shares outstanding, end of year	12,775,000	5,425,000	7,750,000	6,650,000

(a)	For the period April 20, 2021 (commencement of investment operations) through October 31, 2021.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

96

Invesco International BuyBack		Invesco MSCI Global		Invesco MSCI Green	Invesco S&P Global
AchieversTM ETF (IPKW)		Timber ETF (CUT)		Building ETF (GBLD)	Water Index ETF (CGW)
2021	2020	2021	2020	2021(a)	2021	2020

$7,296,457	$2,020,553	$1,518,965	$1,883,167	$87,786	$19,796,650	$10,944,443
38,109,597	(9,953,422)	7,132,006	5,120,132	3,150	45,148,590	81,268,584
(8,019,452)	(629,496)	15,142,417	(6,935,436)	(244,921)	258,398,968	(56,067,778)

37,386,602	(8,562,365)	23,793,388	67,863	(153,985)	323,344,208	36,145,249

(2,099,827)	(2,251,674)	(1,493,991)	(3,739,205)	(82,156)	(11,646,987)	(10,607,913)

66,429,753	14,674,546	11,405,740	-	5,000,025	270,538,311	93,185,348
(69,533,806)	(53,102,278)	(16,774,336)	(55,361,090)	-	(93,778,162)	(149,782,350)
6,881	20,468	3,017	40,913	-	13,469	12,386

(3,097,172)	(38,407,264)	(5,365,579)	(55,320,177)	5,000,025	176,773,618	(56,584,616)

32,189,603	(49,221,303)	16,933,818	(58,991,519)	4,763,884	488,470,839	(31,047,280)

92,470,463	141,691,766	75,101,049	134,092,568	-	710,870,659	741,917,939

$124,660,066	$92,470,463	$92,034,867	$75,101,049	$4,763,884	$1,199,341,498	$710,870,659

1,500,000	450,000	300,000	-	200,001	5,040,000	2,160,000
(1,600,000)	(1,900,000)	(450,000)	(2,150,000)	-	(1,840,000)	(3,760,000)
2,950,000	4,400,000	2,700,000	4,850,000	-	17,160,000	18,760,000

2,850,000	2,950,000	2,550,000	2,700,000	200,001	20,360,000	17,160,000

97

Statements of Changes in Net Assets–(continued)

For the years ended October 31, 2021 and 2020

	Invesco S&P International
	Developed Quality ETF (IDHQ)
	2021	2020
Operations:
Net investment income	$2,236,083	$1,173,699
Net realized gain	12,964,294	2,003,926
Change in net unrealized appreciation (depreciation)	10,136,928	(1,490,100)

Net increase in net assets resulting from operations	25,337,305	1,687,525

Distributions to Shareholders from:
Distributable earnings	(2,252,111)	(1,194,228)

Shareholder Transactions:
Proceeds from shares sold	67,242,044	76,718,570
Value of shares repurchased	(75,829,640)	(24,920,323)
Transaction fees	3,343	3,363

Net increase (decrease) in net assets resulting from share transactions	(8,584,253)	51,801,610

Net increase in net assets	14,500,941	52,294,907

Net assets:
Beginning of year	100,021,013	47,726,106

End of year	$114,521,954	$100,021,013

Changes in Shares Outstanding:
Shares sold	2,200,000	3,050,000
Shares repurchased	(2,550,000)	(1,000,000)
Shares outstanding, beginning of year	4,000,000	1,950,000

Shares outstanding, end of year	3,650,000	4,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

98

Financial Highlights

Invesco China Technology ETF (CQQQ)

	Years Ended October 31,			Two Months Ended October 31,		Years Ended August 31,
	2021	2020	2019	2018		2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$73.98	$47.88	$40.55	$49.32		$55.00	$39.26

Net investment income (loss)(a)	(0.15)	(0.06)	0.04	0.03		0.31	0.52
Net realized and unrealized gain (loss) on investments	(4.54)	26.17	7.46	(8.80)		(5.13)	15.82

Total from investment operations	(4.69)	26.11	7.50	(8.77)		(4.82)	16.34

Distributions to shareholders from:
Net investment income	(0.39)	(0.01)	(0.17)	-		(0.86)	(0.60)

Net asset value at end of period	$68.90	$73.98	$47.88	$40.55		$49.32	$55.00

Market price at end of period	$68.25 (b)	$74.34 (b)	$47.67 (b)	$40.81	(b)	$49.36 (b)	$55.21

Net Asset Value Total Return(c)	(6.41)%	54.53%	18.59%	(17.78)%		(9.05)%	42.43%
Market Price Total Return(c)	(7.75)%	55.97%	17.32%	(17.32)%		(9.33)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,519,338	$1,043,162	$509,964	$405,541		$384,689	$209,019
Ratio to average net assets of:
Expenses	0.70%	0.70%	0.70%	0.70	%(d)	0.65%	0.70%
Net investment income (loss)	(0.19)%	(0.09)%	0.09%	0.39	%(d)	0.52%	1.20%
Portfolio turnover rate(e)	54%	38%	80%	4%		21%	10%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

99

Financial Highlights–(continued)

Invesco DWA Developed Markets Momentum ETF (PIZ)

	Years Ended October 31,
	2021		2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$29.82		$27.18	$24.53	$27.30	$22.29

Net investment income(a)	0.22	(b)	0.13	0.30	0.24	0.36
Net realized and unrealized gain (loss) on investments	10.12		2.77	2.70	(2.68)	5.05

Total from investment operations	10.34		2.90	3.00	(2.44)	5.41

Distributions to shareholders from:
Net investment income	(0.17)		(0.26)	(0.35)	(0.33)	(0.40)

Net asset value at end of year	$39.99		$29.82	$27.18	$24.53	$27.30

Market price at end of year(c)	$40.09		$29.77	$27.10	$24.47	$27.35

Net Asset Value Total Return(d)	34.70%		10.82%	12.31%	(9.09)%	24.58%
Market Price Total Return(d)	35.26%		10.96%	12.25%	(9.48)%	24.91%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$251,951		$155,043	$175,327	$223,182	$232,084
Ratio to average net assets of:
Expenses	0.80%		0.80%	0.81%	0.80%	0.81%
Net investment income	0.59	%(b)	0.47%	1.18%	0.88%	1.46%
Portfolio turnover rate(e)	161%		115%	106%	94%	98%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets includes income received from foreign withholding tax claims. Net investment income per share and the ratio of net investment income to average net assets excluding the foreign withholding tax claims are $0.16 and 0.44%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

100

Financial Highlights–(continued)

Invesco DWA Emerging Markets Momentum ETF (PIE)

	Years Ended October 31,
	2021	2020	2019		2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$19.56	$18.59	$16.12		$19.48	$16.11

Net investment income(a)	0.19	0.23	0.36	(b)	0.40	0.28
Net realized and unrealized gain (loss) on investments	5.52	1.07	2.51		(3.29)	3.34

Total from investment operations	5.71	1.30	2.87		(2.89)	3.62

Distributions to shareholders from:
Net investment income	(0.30)	(0.34)	(0.41)		(0.49)	(0.26)

Transaction fees(a)	0.02	0.01	0.01		0.02	0.01

Net asset value at end of year	$24.99	$19.56	$18.59		$16.12	$19.48

Market price at end of year(c)	$24.81	$19.60	$18.51		$16.08	$19.54

Net Asset Value Total Return(d)	29.35%	7.08%	18.23%		(15.11)%	22.72%
Market Price Total Return(d)	28.17%	7.77%	18.03%		(15.58)%	23.18%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$214,944	$155,489	$168,210		$192,660	$212,377
Ratio to average net assets of:
Expenses	0.90%	0.90%	0.91	%(e)	0.90%	0.90%
Net investment income	0.79%	1.25%	2.13	%(b)(e)	2.01%	1.67%
Portfolio turnover rate(f)	198%	155%	158%		163%	174%

(a)	Based on average shares outstanding.
(b)

Net Investment income per share and the ratio of net investment income to average net assets include a non-cash taxable distribution received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the non-cash taxable distribution are $0.24 and 1.39%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

101

Financial Highlights–(continued)

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)

	Years Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$34.17	$40.99	$40.04	$44.66	$36.74

Net investment income(a)	1.42	0.94	1.45	1.34	1.20
Net realized and unrealized gain (loss) on investments	13.72	(6.85)	1.10	(4.56)	7.98

Total from investment operations	15.14	(5.91)	2.55	(3.22)	9.18

Distributions to shareholders from:
Net investment income	(1.11)	(0.92)	(1.60)	(1.40)	(1.26)

Transaction fees(a)	0.00 (b)	0.01	0.00 (b)	0.00 (b)	-

Net asset value at end of year	$48.20	$34.17	$40.99	$40.04	$44.66

Market price at end of year(c)	$48.22	$34.25	$40.86	$39.98	$44.81

Net Asset Value Total Return(d)	44.49%	(14.26)%	6.58%	(7.45)%	25.38%
Market Price Total Return(d)	44.22%	(13.80)%	6.41%	(7.92)%	25.99%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,200,189	$871,403	$1,246,076	$1,275,422	$1,214,850
Ratio to average net assets of:
Expenses	0.45%	0.45%	0.45%	0.45%	0.45%
Net investment income	3.09%	2.57%	3.64%	3.02%	2.95%
Portfolio turnover rate(e)	17%	11%	15%	10%	13%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

102

Financial Highlights–(continued)

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)

	Years Ended October 31,
	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$28.93	$30.67	$29.48	$33.33	$27.37

Net investment income(a)	0.65	0.60	0.70	0.75	0.59
Net realized and unrealized gain (loss) on investments	9.25	(1.70)	1.24	(3.66)	5.99

Total from investment operations	9.90	(1.10)	1.94	(2.91)	6.58

Distributions to shareholders from:
Net investment income	(0.70)	(0.64)	(0.75)	(0.94)	(0.62)

Transaction fees(a)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	-

Net asset value at end of year	$38.13	$28.93	$30.67	$29.48	$33.33

Market price at end of year(c)	$38.41	$28.94	$30.42	$29.48	$33.44

Net Asset Value Total Return(d)	34.34%	(3.36)%	6.72%	(9.05)%	24.36%
Market Price Total Return(d)	35.26%	(2.53)%	5.85%	(9.36)%	25.09%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$434,660	$308,106	$328,155	$291,863	$206,657
Ratio to average net assets of:
Expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income	1.77%	2.09%	2.36%	2.25%	1.98%
Portfolio turnover rate(e)	31%	26%	27%	21%	19%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

103

Financial Highlights–(continued)

Invesco FTSE RAFI Emerging Markets ETF (PXH)

	Years Ended October 31,
	2021		2020		2019		2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$17.51		$20.95		$20.02		$21.66	$18.81

Net investment income(a)	0.92		0.59		0.72		0.73	0.57
Net realized and unrealized gain (loss) on investments	4.63		(3.40)		0.92		(1.66)	2.81

Total from investment operations	5.55		(2.81)		1.64		(0.93)	3.38

Distributions to shareholders from:
Net investment income	(0.64)		(0.63)		(0.71)		(0.71)	(0.53)

Transaction fees(a)	0.01		0.00	(b)	0.00	(b)	0.00 (b)	-

Net asset value at end of year	$22.43		$17.51		$20.95		$20.02	$21.66

Market price at end of year(c)	$22.34		$17.51		$20.93		$20.03	$21.62

Net Asset Value Total Return(d)	31.79%		(13.44)%		8.31%		(4.44)%	18.10%
Market Price Total Return(d)	31.28%		(13.36)%		8.14%		(4.22)%	17.94%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,360,503		$969,844		$1,277,150		$1,129,333	$967,201
Ratio to average net assets of:
Expenses, after Waivers	0.49	%(e)	0.49	%(e)	0.49	%(e)	0.48%	0.48	%(e)
Expenses, prior to Waivers	0.49	%(e)	0.49	%(e)	0.49	%(e)	0.49%	0.49	%(e)
Net investment income	4.11%		3.14%		3.48%		3.30%	2.84%
Portfolio turnover rate(f)	34%		22%		29%		16%	24%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

104

Financial Highlights–(continued)

Invesco Global Clean Energy ETF (PBD)

	Years Ended October 31,
	2021	2020	2019		2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$22.89	$12.66	$10.97		$13.08	$10.65

Net investment income(a)	0.16	0.19	0.21		0.18	0.23
Net realized and unrealized gain (loss) on investments	8.37	10.30	1.72		(2.07)	2.39

Total from investment operations	8.53	10.49	1.93		(1.89)	2.62

Distributions to shareholders from:
Net investment income	(0.14)	(0.26)	(0.24)		(0.22)	(0.19)

Transaction fees(a)	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)	-

Net asset value at end of year	$31.28	$22.89	$12.66		$10.97	$13.08

Market price at end of year(c)	$31.31	$22.92	$12.56		$10.95	$13.07

Net Asset Value Total Return(d)	37.31%	84.06%	17.86%		(14.69)%	24.90%
Market Price Total Return(d)	37.26%	85.77%	17.16%		(14.78)%	25.17%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$399,619	$124,178	$49,675		$49,661	$60,499
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.77	%(e)	0.75%	0.75%
Net investment income	0.52%	1.20%	1.74	%(e)	1.43%	1.98%
Portfolio turnover rate(f)	74%	56%	59%		46%	40%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

105

Financial Highlights–(continued)

Invesco Global Water ETF (PIO)

	Years Ended October 31,
	2021		2020	2019		2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$31.17		$28.94	$23.73		$25.27	$21.32

Net investment income(a)	0.58	(b)	0.25	0.38		0.45	0.28
Net realized and unrealized gain (loss) on investments	10.35		2.27	5.25		(1.54)	3.95

Total from investment operations	10.93		2.52	5.63		(1.09)	4.23

Distributions to shareholders from:
Net investment income	(0.42)		(0.29)	(0.42)		(0.45)	(0.28)

Transaction fees(a)	0.00	(c)	0.00 (c)	0.00	(c)	0.00 (c)	-

Net asset value at end of year	$41.68		$31.17	$28.94		$23.73	$25.27

Market price at end of year(d)	$41.72		$31.18	$28.84		$23.69	$25.25

Net Asset Value Total Return(e)	35.17%		8.76%	23.90%		(4.45)%	20.01%
Market Price Total Return(e)	35.26%		9.16%	23.68%		(4.53)%	20.08%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$323,028		$207,262	$195,314		$164,916	$200,862
Ratio to average net assets of:
Expenses	0.75%		0.75%	0.76	%(f)	0.75%	0.75%
Net investment income	1.52	%(b)	0.86%	1.45	%(f)	1.77%	1.22%
Portfolio turnover rate(g)	31%		30%	32%		34%	34%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.35 and 0.92%, respectively.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

106

Financial Highlights–(continued)

Invesco International BuyBack AchieversTM ETF (IPKW)

	Years Ended October 31,
	2021		2020	2019	2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$31.35		$32.20	$31.00	$35.31	$27.94

Net investment income(a)	2.55	(b)	0.57	0.76	0.69	0.47
Net realized and unrealized gain (loss) on investments	10.57		(0.82)	1.38	(4.28)	7.28

Total from investment operations	13.12		(0.25)	2.14	(3.59)	7.75

Distributions to shareholders from:
Net investment income	(0.73)		(0.61)	(0.94)	(0.73)	(0.38)

Transaction fees(a)	0.00	(c)	0.01	0.00 (c)	0.01	-

Net asset value at end of year	$43.74		$31.35	$32.20	$31.00	$35.31

Market price at end of year(d)	$43.78		$31.42	$32.05	$30.96	$35.47

Net Asset Value Total Return(e)	41.90%		(0.30)%	7.10%	(10.40)%	28.03%
Market Price Total Return(e)	41.72%		0.37%	6.74%	(10.96)%	28.24%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$124,660		$92,470	$141,692	$243,373	$197,735
Ratio to average net assets of:
Expenses	0.55%		0.55%	0.55%	0.55%	0.55%
Net investment income	5.98	%(b)	1.86%	2.44%	1.90%	1.47%
Portfolio turnover rate(f)	113%		88%	99%	121%	118%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.63 and 1.47%, respectively.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

107

Financial Highlights–(continued)

Invesco MSCI Global Timber ETF (CUT)

					Five Months Ended
	Years Ended October 31,				October 31,		Years Ended May 31,
	2021	2020	2019		2018		2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$27.82	$27.65	$27.98		$33.50		$27.57	$23.63

Net investment income(a)	0.55	0.53	0.72		0.20		0.63	0.47
Net realized and unrealized gain (loss) on investments	8.27	0.40	(0.23)		(5.72)		5.80	3.99

Total from investment operations	8.82	0.93	0.49		(5.52)		6.43	4.46

Distributions to shareholders from:
Net investment income	(0.55)	(0.77)	(0.82)		-		(0.50)	(0.52)

Transaction fees(a)	0.00 (b)	0.01	0.00	(b)	0.00	(b)	-	-

Net asset value at end of period	$36.09	$27.82	$27.65		$27.98		$33.50	$27.57

Market price at end of period	$36.09 (c)	$27.81 (c)	$27.56	(c)	$27.94	(c)	$33.54 (c)	$27.52

Net Asset Value Total Return(d)	31.90%	3.29%	2.32%		(16.48)%		23.42%	19.09%
Market Price Total Return(d)	31.95%	3.60%	2.14%		(16.70)%		23.79%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$92,035	$75,101	$134,093		$173,463		$236,190	$190,203
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.55%	0.56	%(e)	0.55	%(f)	0.55%	0.57%
Expenses, prior to Waivers	0.68%	0.72%	0.68	%(e)	0.64	%(f)	0.67%	0.70%
Net investment income	1.51%	2.00%	2.70	%(e)	1.50	%(f)	2.02%	1.85%
Portfolio turnover rate(g)	14%	10%	18%		4%		10%	8%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.
(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

108

Financial Highlights–(continued)

Invesco MSCI Green Building ETF (GBLD)

	For the Period April 20, 2021(a) Through October 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	0.44
Net realized and unrealized gain (loss) on investments	(1.21)

Total from investment operations	(0.77)

Distributions to shareholders from:
Net investment income	(0.41)

Net asset value at end of period	$23.82

Market price at end of period(c)	$23.89

Net Asset Value Total Return(d)	(3.13	)%(e)
Market Price Total Return(d)	(2.84	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$4,764
Ratio to average net assets of:
Expenses	0.39	%(f)
Net investment income	3.34	%(f)
Portfolio turnover rate(g)	25%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (April 22, 2021, the first day of trading on the exchange) to October 31, 2021 was (2.74)%. The market price total return from Fund Inception to October 31, 2021 was (2.30)%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

109

Financial Highlights–(continued)

Invesco S&P Global Water Index ETF (CGW)

	Years Ended October 31,				Two Months Ended October 31,		Years Ended August 31,
	2021		2020	2019	2018		2018	2017
Per Share Operating Performance:
Net asset value at beginning of period	$41.43		$39.55	$32.32	$35.28		$33.38	$30.27

Net investment income(a)	1.08	(b)	0.63	0.64	0.04		0.59	0.61
Net realized and unrealized gain (loss) on investments	17.06		1.86	7.26	(3.00)		1.92	2.97

Total from investment operations	18.14		2.49	7.90	(2.96)		2.51	3.58

Distributions to shareholders from:
Net investment income	(0.66)		(0.61)	(0.67)	-		(0.61)	(0.47)

Transaction fees(a)	0.00	(c)	0.00 (c)	0.00 (c)	0.00	(c)	-	-

Net asset value at end of period	$58.91		$41.43	$39.55	$32.32		$35.28	$33.38

Market price at end of period	$59.04	(d)	$41.54 (d)	$39.54 (d)	$32.27	(d)	$35.23 (d)	$33.46

Net Asset Value Total Return(e)	44.25%		6.31%	25.10%	(8.39)%		7.51%	12.09%
Market Price Total Return(e)	44.18%		6.62%	25.27%	(8.40)%		7.09%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,199,341		$710,871	$741,918	$531,298		$594,105	$610,253
Ratio to average net assets of:
Expenses	0.57%		0.57%	0.59%	0.60	%(f)	0.62%	0.63%
Net investment income	2.08	%(b)	1.61%	1.82%	0.67	%(f)	1.71%	1.98%
Portfolio turnover rate(g)	15%		15%	13%	5%		13%	8%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.62 and 1.18%, respectively.

(c)	Amount represents less than $0.005.
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

110

Financial Highlights–(continued)

Invesco S&P International Developed Quality ETF (IDHQ)

	Years Ended October 31,
	2021	2020	2019		2018	2017
Per Share Operating Performance:
Net asset value at beginning of year	$25.01	$24.47	$21.36		$23.50	$19.65

Net investment income(a)	0.63	0.46	0.54		0.58	0.45
Net realized and unrealized gain (loss) on investments	6.39	0.55	3.16		(2.18)	3.88

Total from investment operations	7.02	1.01	3.70		(1.60)	4.33

Distributions to shareholders from:
Net investment income	(0.65)	(0.47)	(0.59)		(0.54)	(0.48)

Transaction fees(a)	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)	-

Net asset value at end of year	$31.38	$25.01	$24.47		$21.36	$23.50

Market price at end of year(c)	$31.53	$25.00	$24.53		$21.31	$23.71

Net Asset Value Total Return(d)	28.19%	4.42%	17.58%		(7.00)%	22.36%
Market Price Total Return(d)	28.85%	4.09%	18.14%		(8.05)%	23.70%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$114,522	$100,021	$47,726		$32,039	$28,203
Ratio to average net assets of:
Expenses	0.29%	0.29%	0.31	%(e)	0.29%	0.31%
Net investment income	2.09%	1.83%	2.38	%(e)	2.47%	2.10%
Portfolio turnover rate(f)	61%	42%	54%		54%	49%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Ratios include non-recurring costs associated with a proxy statement of 0.02%.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

111

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2021

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name

Invesco China Technology ETF (CQQQ)	“China Technology ETF”

Invesco DWA Developed Markets Momentum ETF (PIZ)	“DWA Developed Markets Momentum ETF”
Invesco DWA Emerging Markets Momentum ETF (PIE)	“DWA Emerging Markets Momentum ETF”

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)	“FTSE RAFI Developed Markets ex-U.S. ETF”
Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)	“FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF”

Invesco FTSE RAFI Emerging Markets ETF (PXH)	“FTSE RAFI Emerging Markets ETF”
Invesco Global Clean Energy ETF (PBD)	“Global Clean Energy ETF”

Invesco Global Water ETF (PIO)	“Global Water ETF”
Invesco International BuyBack AchieversTM ETF (IPKW)	“International BuyBack AchieversTM ETF”

Invesco MSCI Global Timber ETF (CUT)	“MSCI Global Timber ETF”
Invesco MSCI Green Building ETF (GBLD)	“MSCI Green Building ETF”

Invesco S&P Global Water Index ETF (CGW)	“S&P Global Water Index ETF”
Invesco S&P International Developed Quality ETF (IDHQ)	“S&P International Developed Quality ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on the following exchanges:

Fund	Exchange

China Technology ETF	NYSE Arca, Inc.

DWA Developed Markets Momentum ETF	The Nasdaq Stock Market
DWA Emerging Markets Momentum ETF	The Nasdaq Stock Market

FTSE RAFI Developed Markets ex-U.S. ETF	NYSE Arca, Inc.
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	NYSE Arca, Inc.

FTSE RAFI Emerging Markets ETF	NYSE Arca, Inc.
Global Clean Energy ETF	NYSE Arca, Inc.

Global Water ETF	The Nasdaq Stock Market
International BuyBack AchieversTM ETF	The Nasdaq Stock Market

MSCI Global Timber ETF	NYSE Arca, Inc.
MSCI Green Building ETF	NYSE Arca, Inc.

S&P Global Water Index ETF	NYSE Arca, Inc.
S&P International Developed Quality ETF	NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

112

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index

China Technology ETF	FTSE China Incl A 25% Technology Capped Index

DWA Developed Markets Momentum ETF	Dorsey Wright® Developed Markets Technical Leaders Index
DWA Emerging Markets Momentum ETF	Dorsey Wright® Emerging Markets Technical Leaders Index

FTSE RAFI Developed Markets ex-U.S. ETF	FTSE RAFITM Developed ex U.S. 1000 Index
FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	FTSE RAFITM Developed ex U.S. Mid-Small 1500 Index

FTSE RAFI Emerging Markets ETF	FTSE RAFITM Emerging Index
Global Clean Energy ETF	WilderHill New Energy Global Innovation Index

Global Water ETF	Nasdaq OMX Global Water IndexSM
International BuyBack AchieversTM ETF	Nasdaq International BuyBack AchieversTM Index

MSCI Global Timber ETF	MSCI ACWI IMI Timber Select Capped Index
MSCI Green Building ETF	MSCI Global Green Building Index

S&P Global Water Index ETF	S&P Global Water Index

S&P International Developed Quality ETF	S&P Quality Developed ex-U.S. LargeMidCap Index

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of

113

the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

114

D.	Dividends and Distributions to Shareholders

Each Fund (except for China Technology ETF, MSCI Global Timber ETF and S&P Global Water Index ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. China Technology ETF, MSCI Global Timber ETF and S&P Global Water Index ETF each declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Foreign Withholding Taxes - Each Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. Each Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. Each Fund will record a receivable for such tax refunds based on several factors including; an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history. Any receivables recorded will be shown under receivables for Foreign tax reclaims on the Statements of Assets and Liabilities.

As a result of recent court rulings in certain countries across the European Union, tax refunds for previously withheld taxes on dividends earned in those countries have been received. These tax refund payments are reflected as Foreign withholding tax claims in the Statements of Operations, and any related interest is included in Unaffiliated interest income. Each Fund may incur fees paid to third party providers that assist in the recovery of the tax reclaims. These fees are excluded from the unitary management fee and are reflected on the Statements of Operations as Professional fees, if any. In the event tax refunds received by a Fund during the fiscal year exceed the foreign withholding taxes paid by a Fund for the year, and the Fund previously passed foreign tax credits on to its shareholders, the Fund intends to enter into a closing agreement with the Internal Revenue Service in order to pay the associated liability on behalf of the Funds’ shareholders. For the fiscal year ended October 31, 2021, the Funds did not enter into any closing agreements.

G.

Expenses - Each Fund (except for MSCI Global Timber ETF and S&P Global Water Index ETF) has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

MSCI Global Timber ETF and S&P Global Water Index ETF are responsible for all of their expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members and officers who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from each Fund’s unitary management fee and that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

115

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates - The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

On September 14, 2021, the Board of Trustees appointed Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, to serve as an affiliated securities lending agent for each Fund participating in the securities lending program. BNY Mellon (“BNYM”) also continues to serve as a lending agent. Prior to September 14, 2021, BNYM served as the sole securities lending agent for each Fund under the securities lending program. To the extent a Fund utilizes Invesco as an affiliated

116

securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the fiscal year ended October 31, 2021, there were no securities lending transactions with Invesco.
L.	Other Risks

ADR and GDR Risk. Certain Funds may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

China Investment Risk. Investments in companies located or operating in Greater China involve risks not associated with investments in Western nations, such as nationalization, expropriation, or confiscation of property; difficulty in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as in obtaining and/or enforcing judgments; limited legal remedies for shareholders; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers (or the threat thereof), including as a result of trade tensions between China and the United States, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. Further, health events, such as the recent coronavirus outbreak, may cause uncertainty and volatility in the Chinese economy, especially in the consumer discretionary (leisure, retail, gaming, tourism), industrials, and commodities sectors. Additionally, the inability of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China.

From time to time, certain companies in which a Fund invests may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or in countries the U.S. Government identified as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations that could negatively affect the company’s performance. Additionally, one or more of these companies could suffer damage to its reputation if the market identifies it as a company that invests or deals with countries that the U.S. Government identifies as state sponsors of terrorism or subjects to sanctions.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability,

117

uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information about securities in emerging markets may contribute to incorrect weightings and data and computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Geographic Concentration Risk. A natural or other disaster could occur in a geographic region in which a Fund invests, which could affect the economy or particular business operations of companies in that specific geographic region and adversely impact the Fund’s investments in the affected region.

Green Building Investing Risk. Companies involved in “green building” face many of the risk factors associated generally with the building and construction industry, including that such companies maybe significantly affected by changes in government spending or regulation, zoning laws, economic conditions and world events, interest rates, taxation, real estate values and overbuilding. Such companies may be impacted by the supply and demand both for their specific products or services and for industrial sector products in general. In addition, such companies face risks specific to sustainable or “green” building, including: building costs may be more expensive for green buildings as compared to conventional buildings; green construction materials may not be readily available; the costs associated with obtaining third-party certification; and the failure to continue to meet certification standards. The technology and methods for green building are relatively new, and there is uncertainty surrounding the longevity and warranty of new products and/or the use of relatively untested materials. Moreover, there remains uncertainty about how the regulatory environment might evolve with respect to green building.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies

118

in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because China Technology ETF, Global Water ETF, International BuyBack AchieversTM ETF, MSCI Global Timber ETF, MSCI Green Building ETF and S&P Global Water Index ETF are non-diversified, and to the extent certain Funds become non-diversified, and can invest a greater portion of their respective assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gains distributions to a Fund’s shareholders, a Fund will seek to utilize the in-kind creation and redemption mechanism to minimize the realization of capital gains to the extent possible.

REIT Risk. REITs are pooled investment vehicles that trade like stocks and invest substantially all of their assets in real estate and may qualify for special tax considerations. REITs are subject to certain risks inherent in the direct ownership of real estate, including without limitation, a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Further, failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the REIT’s shareholders. In addition, REITs may have expenses, including advisory and administration expenses, and REIT shareholders will incur a proportionate share of the underlying expenses.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Thematic Investing Risk. Certain Funds rely on the index provider for their respective Underlying Index to identify securities that provide exposure to specific environmental themes, as set forth in the Underlying Index methodology. The Fund’s performance may suffer if such securities are not correctly identified. Performance may also suffer if the securities included in an Underlying Index do not benefit from the development of the applicable environmental theme. Further, to the extent that the index provider evaluates environmental, social and governance (“ESG”) factors as part of an Underlying Index’s methodology, there is a risk that information used by the index provider to evaluate these ESG factors may not be readily available, complete or accurate. This could negatively impact the index provider’s ability to apply its ESG standards when compiling the Underlying Index, and which may negatively impact the Fund’s performance. Performance may also be impacted by the inclusion of non-theme relevant exposures in the Underlying Index. There is no guarantee that the Underlying Index will reflect complete exposure to any particular environmental theme.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

119

NOTE 3–Investment Advisory Agreements and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to an Investment Advisory Agreement, each Fund listed below accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

China Technology ETF	0.70%

DWA Developed Markets Momentum ETF	0.80%

DWA Emerging Markets Momentum ETF	0.90%

FTSE RAFI Developed Markets ex-U.S. ETF	0.45%

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	0.49%

FTSE RAFI Emerging Markets ETF	0.49%

Global Clean Energy ETF	0.75%

Global Water ETF	0.75%

International BuyBack AchieversTM ETF	0.55%

MSCI Green Building ETF	0.39%

S&P International Developed Quality ETF	0.29%

Pursuant to another Investment Advisory Agreement, each of the following Funds accrues daily and pays monthly to the Adviser an annual fee equal to a percentage of its average daily net assets as follows:

Management Fees (as a % of average daily net assets)

MSCI Global Timber ETF	0.50%

S&P Global Water Index ETF	0.50%

The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each of those Funds (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, sub-licensing fees, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) from exceeding the percentage of the Fund’s average daily net assets per year (the “Expense Cap”) shown in the table below through at least August 31, 2023. Neither the Adviser nor the Funds can discontinue the agreement prior to its expiration.

Expense Cap

MSCI Global Timber ETF	0.55%

S&P Global Water Index ETF	0.63%

Prior to December 31, 2020, the Adviser agreed to reimburse MSCI Global Timber ETF in the amount equal to the licensing fees that the Fund paid that caused the Fund’s operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to exceed 0.55% of its average daily net assets.

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended October 31, 2021, the Adviser waived fees for each Fund in the following amounts:

China Technology ETF	$979

DWA Developed Markets Momentum ETF	17

DWA Emerging Markets Momentum ETF	77

120

FTSE RAFI Developed Markets ex-U.S. ETF	$335

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	117

FTSE RAFI Emerging Markets ETF	853

Global Clean Energy ETF	74

Global Water ETF	42

International BuyBack AchieversTM ETF	16

MSCI Global Timber ETF	83,177

MSCI Green Building ETF*	-

S&P Global Water Index ETF	480

S&P International Developed Quality ETF	35

*	For the period April 20, 2021 (commencement of investment operations) through October 31, 2021.

The fees waived and/or expenses borne by the Adviser for MSCI Global Timber ETF and S&P Global Water Index ETF, pursuant to the Expense Cap, are subject to recapture by the Adviser up to three years from the date the fees were waived or the expense were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Fund, the amounts available for potential recapture by the Adviser and the expiration schedule as of October 31, 2021 are as follows:

	Total Potential Recapture Amounts

		Potential Recapture Amounts Expiring
		10/31/22	10/31/23	10/31/24

MSCI Global Timber ETF	$431,680	$190,541	$159,364	$81,775

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor

China Technology ETF	FTSE International Ltd.

DWA Developed Markets Momentum ETF	Dorsey Wright & Associates, LLC

DWA Emerging Markets Momentum ETF	Dorsey Wright & Associates, LLC

FTSE RAFI Developed Markets ex-U.S. ETF	FTSE International Ltd.

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	FTSE International Ltd.

FTSE RAFI Emerging Markets ETF	FTSE International Ltd.

Global Clean Energy ETF	WilderHill New Energy Finance, LLC

Global Water ETF	Nasdaq, Inc.

International BuyBack AchieversTM ETF	Nasdaq, Inc.

MSCI Global Timber ETF	MSCI, Inc.

MSCI Green Building ETF	MSCI, Inc.

S&P Global Water Index ETF	S&P Dow Jones Indices LLC

S&P International Developed Quality ETF	S&P Dow Jones Indices LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the fiscal year ended October 31, 2021, the following Funds incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Funds, as listed below:

China Technology ETF	$1,633

DWA Emerging Markets Momentum ETF	7,051

FTSE RAFI Emerging Markets ETF	16

121

Global Clean Energy ETF	$7,738

International BuyBack AchieversTM ETF	438

MSCI Global Timber ETF	1,455

MSCI Green Building ETF*	57

S&P Global Water Index ETF	7,199

* For the period April 20, 2021 (commencement of investment operations) through October 31, 2021.

NOTE 4–Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

For the fiscal year ended October 31, 2021, the following Funds engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gains (Losses)*

Global Clean Energy ETF	$5,645,478	$3,503,937	$(66,168)

*	Net realized gains (losses) from securities sold to affiliates are included in net realized gain (loss) from investment securities in the Statements of Operations.

NOTE 5–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2021. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
China Technology ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,520,269,016	$-	$0	$1,520,269,016

Money Market Funds	-	288,945,263	-	288,945,263

Total Investments	$1,520,269,016	$288,945,263	$0	$1,809,214,279

DWA Developed Markets Momentum ETF

Investments in Securities

Common Stocks & Other Equity Interests	$251,449,754	$-	$-	$251,449,754

Money Market Funds	-	8,582,086	-	8,582,086

Total Investments	$251,449,754	$8,582,086	$-	$260,031,840

DWA Emerging Markets Momentum ETF

Investments in Securities
Common Stocks & Other Equity Interests	$214,916,257	$-	$-	$214,916,257

Money Market Funds	121,401	11,366,660	-	11,488,061

Total Investments	$215,037,658	$11,366,660	$-	$226,404,318

122

	Level 1	Level 2	Level 3	Total
FTSE RAFI Developed Markets ex-U.S. ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,192,227,891	$1,961,538	$931,311	$1,195,120,740

Money Market Funds	-	86,964,626	-	86,964,626

Total Investments	$1,192,227,891	$88,926,164	$931,311	$1,282,085,366

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF

Investments in Securities

Common Stocks & Other Equity Interests	$433,086,833	$577,549	$133,337	$433,797,719

Money Market Funds	-	40,097,093	-	40,097,093

Total Investments	$433,086,833	$40,674,642	$133,337	$473,894,812

FTSE RAFI Emerging Markets ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,359,616,392	$-	$-	$1,359,616,392

Money Market Funds	2,123,231	34,434,313	-	36,557,544

Total Investments	$1,361,739,623	$34,434,313	$-	$1,396,173,936

Global Clean Energy ETF

Investments in Securities

Common Stocks & Other Equity Interests	$399,849,880	$-	$-	$399,849,880

Money Market Funds	-	129,735,524	-	129,735,524

Total Investments	$399,849,880	$129,735,524	$-	$529,585,404

Global Water ETF

Investments in Securities

Common Stocks & Other Equity Interests	$322,379,317	$-	$-	$322,379,317

Money Market Funds	46,598	9,016,708	-	9,063,306

Total Investments	$322,425,915	$9,016,708	$-	$331,442,623

International BuyBack AchieversTM ETF

Investments in Securities

Common Stocks & Other Equity Interests	$123,826,620	$-	$-	$123,826,620

Money Market Funds	354,727	11,561,153	-	11,915,880

Total Investments	$124,181,347	$11,561,153	$-	$135,742,500

MSCI Global Timber ETF

Investments in Securities

Common Stocks & Other Equity Interests	$91,643,424	$-	$-	$91,643,424

Exchange-Traded Funds	260,608	-	-	260,608

Money Market Funds	223,357	5,329,606	-	5,552,963

Total Investments	$92,127,389	$5,329,606	$-	$97,456,995

MSCI Green Building ETF

Investments in Securities

Common Stocks & Other Equity Interests	$4,750,473	$11,424	$-	$4,761,897

Money Market Funds	-	192,156	-	192,156

Total Investments	$4,750,473	$203,580	$-	$4,954,053

S&P Global Water Index ETF

Investments in Securities

Common Stocks & Other Equity Interests	$1,198,641,054	$-	$-	$1,198,641,054

Money Market Funds	198,686	31,223,891	-	31,422,577

Total Investments	$1,198,839,740	$31,223,891	$-	$1,230,063,631

S&P International Developed Quality ETF

Investments in Securities

Common Stocks & Other Equity Interests	$114,355,960	$-	$-	$114,355,960

Money Market Funds	-	4,041,344	-	4,041,344

Total Investments	$114,355,960	$4,041,344	$-	$118,397,304

123

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2021 and 2020:

	2021	2020
	Ordinary	Ordinary
	Income*	Income*
China Technology ETF	$6,502,078	$56,175

DWA Developed Markets Momentum ETF	964,301	1,593,829

DWA Emerging Markets Momentum ETF	2,586,314	2,903,680

FTSE RAFI Developed Markets ex-U.S. ETF	27,603,102	28,485,359

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	7,594,401	7,471,395

FTSE RAFI Emerging Markets ETF	40,406,081	37,760,270

Global Clean Energy ETF	1,855,153	1,131,324

Global Water ETF	3,106,732	1,898,770

International BuyBack AchieversTM ETF	2,099,827	2,251,674

MSCI Global Timber ETF	1,493,991	3,739,205

MSCI Green Building ETF**	82,156	-

S&P Global Water Index ETF	11,646,987	10,607,913

S&P International Developed Quality ETF	2,252,111	1,194,228

*	Includes short-term capital gain distributions, if any.
**	For the period April 20, 2021 (commencement of investment operations) through October 31, 2021.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Net Unrealized Appreciation (Depreciation)- Foreign Currencies and Foreign Taxes	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
China Technology ETF	$-	$-	$(56,300,767)	$-	$(91,569,582)	$(1,868,481)	$1,669,077,025	$1,519,338,195

DWA Developed Markets Momentum ETF	1,952,703	-	28,101,529	21,909	(120,372,027)	-	342,247,326	251,951,440

DWA Emerging Markets Momentum ETF	1,329,548	-	27,364,474	(112)	(110,843,879)	-	297,093,503	214,943,534

FTSE RAFI Developed Markets ex-U.S. ETF	14,836,451	-	108,247,365	87,474	(112,035,660)	-	1,189,052,876	1,200,188,506

FTSE RAFI Developed Markets ex-U.S. Small- Mid ETF	3,533,765	-	54,509,985	(9,895)	(41,455,360)	-	418,081,232	434,659,727

FTSE RAFI Emerging Markets ETF	19,491,003	-	104,658,162	(7,060,738)	(173,712,477)	-	1,417,126,758	1,360,502,708

Global Clean Energy ETF	706,681	-	(2,319,251)	(2,308)	(87,219,408)	-	488,453,739	399,619,453

Global Water ETF	1,365,899	-	70,284,139	12,115	(47,533,924)	-	298,899,725	323,027,954

International BuyBack AchieversTM ETF	5,975,468	-	(7,171,289)	(2,561)	(38,393,642)	-	164,252,090	124,660,066

MSCI Global Timber ETF	1,296,128	(7,977)	20,721,381	(2,680)	(20,424,654)	-	90,452,669	92,034,867

MSCI Green Building ETF	29,205	-	(260,657)	(388)	(4,300)	-	5,000,024	4,763,884

S&P Global Water Index ETF	17,910,072	(13,443)	367,704,476	50,853	(7,215,017)	-	820,904,557	1,199,341,498

S&P International Developed Quality ETF	119,483	-	11,770,068	6,202	(6,697,696)	-	109,323,897	114,521,954

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

124

The Funds have capital loss carryforwards as of October 31, 2021, as follows:

	No expiration
	Short-Term	Long-Term	Total*
China Technology ETF	$8,945,567	$82,624,015	$91,569,582

DWA Developed Markets Momentum ETF	120,372,027	-	120,372,027

DWA Emerging Markets Momentum ETF	110,843,879	-	110,843,879

FTSE RAFI Developed Markets ex-U.S. ETF	2,874,925	109,160,735	112,035,660

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	2,914,633	38,540,727	41,455,360

FTSE RAFI Emerging Markets ETF	9,703,984	164,008,493	173,712,477

Global Clean Energy ETF	30,592,497	56,626,911	87,219,408

Global Water ETF	38,025,510	9,508,414	47,533,924

International BuyBack AchieversTM ETF	34,805,265	3,588,377	38,393,642

MSCI Global Timber ETF	11,819,143	8,605,511	20,424,654

MSCI Green Building ETF	4,300	-	4,300

S&P Global Water Index ETF	-	7,215,017	7,215,017

S&P International Developed Quality ETF	4,554,930	2,142,766	6,697,696

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7–Investment Transactions

For the fiscal year ended October 31, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
China Technology ETF	$1,248,121,802	$829,121,809

DWA Developed Markets Momentum ETF	339,912,381	334,115,739

DWA Emerging Markets Momentum ETF	497,926,736	435,034,696

FTSE RAFI Developed Markets ex-U.S. ETF	188,411,685	183,424,323

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	130,933,637	120,064,218

FTSE RAFI Emerging Markets ETF	570,351,454	446,456,511

Global Clean Energy ETF	300,168,779	272,549,571

Global Water ETF	92,781,411	84,085,819

International BuyBack AchieversTM ETF	141,293,606	134,830,633

MSCI Global Timber ETF	13,540,040	13,684,124

MSCI Green Building ETF*	6,240,668	1,229,233

S&P Global Water Index ETF	154,227,757	140,666,046

S&P International Developed Quality ETF	66,322,110	63,732,023

* For the period April 20, 2021 (commencement of investment operations) through October 31, 2021.

For the fiscal year ended October 31, 2021, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales
China Technology ETF	$422,139,854	$168,228,042

DWA Developed Markets Momentum ETF	163,382,559	126,637,582

DWA Emerging Markets Momentum ETF	49,317,310	99,457,615

FTSE RAFI Developed Markets ex-U.S. ETF	78,729,190	100,385,999

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	99,229,830	82,182,762

FTSE RAFI Emerging Markets ETF	126,695,842	124,439,910

Global Clean Energy ETF	389,779,313	150,597,530

Global Water ETF	145,634,760	109,779,920

International BuyBack AchieversTM ETF	63,267,413	67,912,351

MSCI Global Timber ETF	10,336,341	15,382,908

MSCI Green Building ETF*	-	-

125

	In-kind	In-kind
	Purchases	Sales

S&P Global Water Index ETF	$265,417,693	$93,825,649

S&P International Developed Quality ETF	65,050,386	75,933,559

*	For the period April 20, 2021 (commencement of investment operations) through October 31, 2021.

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At October 31, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost
China Technology ETF	$268,800,586	$(325,101,353)	$(56,300,767)	$1,865,515,046

DWA Developed Markets Momentum ETF	33,570,185	(5,468,656)	28,101,529	231,930,311

DWA Emerging Markets Momentum ETF	34,295,641	(6,931,167)	27,364,474	199,039,844

FTSE RAFI Developed Markets ex-U.S. ETF	230,945,208	(122,697,843)	108,247,365	1,173,838,001

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	91,225,945	(36,715,960)	54,509,985	419,384,827

FTSE RAFI Emerging Markets ETF	290,914,603	(186,256,441)	104,658,162	1,291,515,774

Global Clean Energy ETF	52,218,715	(54,537,966)	(2,319,251)	531,904,655

Global Water ETF	77,125,782	(6,841,643)	70,284,139	261,158,484

International BuyBack AchieversTM ETF	4,761,087	(11,932,376)	(7,171,289)	142,913,789

MSCI Global Timber ETF	24,527,519	(3,806,138)	20,721,381	76,735,614

MSCI Green Building ETF	78,398	(339,055)	(260,657)	5,214,710

S&P Global Water Index ETF	389,150,441	(21,445,965)	367,704,476	862,359,155

S&P International Developed Quality ETF	15,082,202	(3,312,134)	11,770,068	106,627,236

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies, net operating loss, partnerships and in-kind transactions, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2021, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
China Technology ETF	$8,349,062	$(55,901,558)	$47,552,496

DWA Developed Markets Momentum ETF	868,734	(31,001,029)	30,132,295

DWA Emerging Markets Momentum ETF	1,106,260	(29,203,498)	28,097,238

FTSE RAFI Developed Markets ex-U.S. ETF	3,577,516	(26,465,081)	22,887,565

FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	715,600	(31,353,407)	30,637,807

FTSE RAFI Emerging Markets ETF	(234,851)	(46,552,444)	46,787,295

Global Clean Energy ETF	443,211	(69,303,861)	68,860,650

Global Water ETF	12,281	(46,791,563)	46,779,282

International BuyBack AchieversTM ETF	514,902	(22,082,755)	21,567,853

MSCI Global Timber ETF	5,903	(5,736,486)	5,730,583

MSCI Green Building ETF	6,317	(6,316)	(1)

S&P Global Water Index ETF	(7,306)	(37,862,069)	37,869,375

S&P International Developed Quality ETF	55,924	(13,891,257)	13,835,333

NOTE 9–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for each Fund except MSCI Global Timber ETF and S&P Global Water Index ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral

126

Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

127

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of each of the thirteen Funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (thirteen of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021 the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund
Invesco China Technology ETF(3)	Guggenheim China Technology ETF

Invesco DWA Developed Markets Momentum ETF (2)	–

Invesco DWA Emerging Markets Momentum ETF(2)	–

Invesco FTSE RAFI Developed Markets ex-U.S. ETF(2)	–

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (2)	–

Invesco FTSE RAFI Emerging Markets ETF(2)	–

Invesco Global Clean Energy ETF(2)	–

Invesco Global Water ETF(2)	–

Invesco International BuyBack AchieversTM ETF(2)	–

Invesco MSCI Global Timber ETF(1)	Guggenheim MSCI Global Timber ETF

Invesco MSCI Green Building ETF(4)	–

Invesco S&P Global Water Index ETF(3)	Guggenheim S&P Global Water Index ETF

Invesco S&P International Developed Quality ETF(2)	–

(1) Statement of operations for the year ended October 31, 2021, statement of changes in net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the three years in the period ended October 31, 2021, for the period June 1, 2018 through October 31, 2018 and for the year ended May 31, 2018

(2) Statement of operations for the year ended October 31, 2021, statement of changes in net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021

(3) Statement of operations for the year ended October 31, 2021, statement of changes in net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the three years in the period ended October 31, 2021, for the period September 1, 2018 through October 31, 2018 and for the year ended August 31, 2018

(4) Statements of operations and of changes in net assets and the financial highlights for the period April 20, 2021 (commencement of investment operations) through October 31, 2021

The financial statements and financial highlights of Invesco MSCI Global Timber ETF (Predecessor Fund: Guggenheim MSCI Global Timber ETF) as of and for the year ended May 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 31, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

The financial statements and financial highlights of Invesco China Technology ETF (Predecessor Fund: Guggenheim China Technology ETF) and Invesco S&P Global Water Index ETF (Predecessor Fund: Guggenheim S&P Global Water Index ETF) as of and for the year ended August 31, 2017 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated October 30, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

128

Report of Independent Registered Public Accounting Firm–(continued)

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 22, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

129

Calculating your ongoing Fund expenses

Example

As a shareholder of Invesco MSCI Global Timber ETF and Invesco S&P Global Water Index ETF, you incur advisory fees and other Fund expenses. As a shareholder of the Invesco China Technology ETF, Invesco DWA Developed Markets Momentum ETF, Invesco DWA Emerging Markets Momentum ETF, Invesco FTSE RAFI Developed Markets ex-U.S. ETF, Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF, Invesco FTSE RAFI Emerging Markets ETF, Invesco Global Clean Energy ETF, Invesco Global Water ETF, Invesco International BuyBack Achievers™ ETF, MSCI Green Building ETF and Invesco S&P International Developed Quality ETF, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2021 through October 31, 2021.

In addition to the fees and expenses which the Invesco FTSE RAFI Emerging Markets ETF (the “Portfolio”) bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Portfolio invests. The amount of fees and expenses incurred indirectly by the Portfolio will vary because the investment companies have varied expenses and fee levels and the Portfolio may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolio. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolio invests in. The effect of the estimated investment companies’ expenses that the Portfolio bears indirectly are included in the Portfolio total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco China Technology ETF (CQQQ)

Actual	$1,000.00	$833.30	0.70%	$3.23

Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70	3.57

130

Calculating your ongoing Fund expenses–(continued)

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco DWA Developed Markets Momentum ETF (PIZ)

Actual	$1,000.00	$1,110.10	0.80%	$4.25

Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.80	4.08

Invesco DWA Emerging Markets Momentum ETF (PIE)

Actual	1,000.00	976.50	0.90	4.48

Hypothetical (5% return before expenses)	1,000.00	1,020.67	0.90	4.58

Invesco FTSE RAFI Developed Markets ex-U.S. ETF (PXF)

Actual	1,000.00	1,033.80	0.45	2.31

Hypothetical (5% return before expenses)	1,000.00	1,022.94	0.45	2.29

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF (PDN)

Actual	1,000.00	1,018.00	0.49	2.49

Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49	2.50

Invesco FTSE RAFI Emerging Markets ETF (PXH)

Actual	1,000.00	1,010.20	0.49	2.48

Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49	2.50

Invesco Global Clean Energy ETF (PBD)

Actual	1,000.00	1,030.60	0.75	3.84

Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75	3.82

Invesco Global Water ETF (PIO)

Actual	1,000.00	1,095.60	0.75	3.96

Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75	3.82

Invesco International BuyBack AchieversTM ETF (IPKW)

Actual	1,000.00	995.90	0.55	2.77

Hypothetical (5% return before expenses)	1,000.00	1,022.43	0.55	2.80

Invesco MSCI Global Timber ETF (CUT)

Actual	1,000.00	946.00	0.59	2.89

Hypothetical (5% return before expenses)	1,000.00	1,022.23	0.59	3.01

Invesco MSCI Green Building ETF (GBLD)

Actual	1,000.00	962.60	0.39	1.93

Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	1.99

Invesco S&P Global Water Index ETF (CGW)

Actual	1,000.00	1,132.70	0.56	3.01

Hypothetical (5% return before expenses)	1,000.00	1,022.38	0.56	2.85

Invesco S&P International Developed Quality ETF (IDHQ)

Actual	1,000.00	1,057.60	0.29	1.50

Hypothetical (5% return before expenses)	1,000.00	1,023.74	0.29	1.48

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

131

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2021:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*

Invesco China Technology ETF	0%	52%	0%	0%	0%

Invesco DWA Developed Markets Momentum ETF	0%	65%	0%	0%	0%

Invesco DWA Emerging Markets Momentum ETF	0%	28%	0%	0%	0%

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	0%	73%	0%	0%	0%

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	0%	64%	0%	0%	0%

Invesco FTSE RAFI Emerging Markets ETF	0%	61%	0%	0%	0%

Invesco Global Clean Energy ETF	0%	73%	2%	0%	0%

Invesco Global Water ETF	0%	100%	57%	0%	0%

Invesco International BuyBack AchieversTM ETF	0%	82%	0%	0%	0%

Invesco MSCI Global Timber ETF	0%	94%	52%	0%	0%

Invesco MSCI Green Building ETF	12%	28%	0%	0%	0%

Invesco S&P Global Water Index ETF	0%	91%	34%	0%	0%

Invesco S&P International Developed Quality ETF	0%	87%	0%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The foreign source income and foreign taxes paid per share are as follows:

	Foreign Taxes Per Share	Foreign Source Income Per Share

Invesco DWA Emerging Markets Momentum ETF	$0.0687	$0.4912

Invesco FTSE RAFI Developed Markets ex-U.S. ETF	0.1028	1.7333

Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF	0.0625	0.8145

Invesco FTSE RAFI Emerging Markets ETF	0.0985	1.1147

Invesco Global Water ETF	0.0100	0.7024

Invesco International BuyBack AchieversTM ETF	0.3823	3.0092

Invesco MSCI Global Timber ETF	0.0414	0.6093

Invesco MSCI Green Building ETF	0.0212	0.4393

Invesco S&P International Developed Quality ETF	0.0484	0.7011

132

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of October 31, 2021

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	234	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	234	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

133

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	234	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

134

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	234	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

135

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008);Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	234	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	234	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

136

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	234	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

137

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	234	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson - 1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	234	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

138

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	234	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

139

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

140

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020

Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

141

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017

Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

142

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-8	invesco.com/ETFs

Invesco Annual Report to Shareholders October 31, 2021 BLKC Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF SATO Invesco Alerian Galaxy Crypto Economy ETF

2

The Market Environment

Domestic Equity

US equity markets posted gains in the fourth quarter of 2020, as positive news on coronavirus (“COVID-19”) vaccines and strong corporate earnings outweighed investor concerns about the political disagreement over a fiscal stimulus package and sharply rising COVID-19 infections nationwide. Cyclical sectors like energy and financials led the way, while real estate and consumer staples lagged. Market leadership also shifted during the quarter with value stocks outperforming growth for the first time since the fourth quarter of 2016. While the US economy rebounded significantly since the pandemic began, the recovery appeared to slow in the fourth quarter with employment gains and gross domestic product (GDP) growth down from the third quarter of 2020. However, stocks were buoyed by the US Federal Reserve’s (the Fed’s) pledge to maintain its accommodative stance and asset purchases, “until substantial further progress has been made” toward employment and inflation targets.

US political unrest and rising COVID-19 infection rates marked the start of the first quarter of 2021. Additionally, retail investors bid up select stocks like GameStop and AMC Theaters, ultimately causing a sharp selloff in late January. Corporate earnings generally beat expectations, but market volatility rose during the quarter as investors worried about rising bond yields and inflation. Despite the Fed’s commitment to an accommodative policy, the 10-year US Treasury yield rose from 0.92% at year-end to 1.74%1 at the end of March 2021. Approval of a third COVID-19 vaccine boosted investors’ optimism for faster economic recovery. Although March saw increased volatility with consecutive down days in the US stock market, stocks continued to hit all-time highs through April 2021.

The US stock market once again hit new highs in the second quarter of 2021, despite higher volatility stemming from inflation concerns and the potential for rising interest rates. Investors remained optimistic about the strength of the economic recovery after the Bureau of Economic Analysis reported that the US GDP grew at a 6.4% annualized rate for the first quarter of 2021.2 Corporate earnings also remained strong as the majority of S&P 500 companies beat Wall Street earnings forecasts. US equity markets continued to move higher in July despite inflation concerns and increasing COVID-19 infection rates due to the rapidly spreading Delta variant. Despite the Consumer Price Index (CPI) increasing in June through September 2021,3 the Fed declined to raise interest rates at its September Federal Open Market Committee (FOMC) meeting. The US stock market saw continued volatility in August 2021 and a selloff through most of September due to increasing concerns of inflation due to a spike in oil prices and supply chain shortages causing rising costs. In October 2021, investor sentiment improved as many S&P 500 index companies met or exceeded earnings expectations and the index hit new record highs. For the fiscal year, the S&P 500 Index returned 42.91%.4

[1]	Source: US Department of the Treasury
[2]	Source: US Bureau of Economic Analysis
[3]	Source: US Bureau of Labor Statistics, July 13, 2021
[4]	Source: Lipper Inc.

Global Equity

At the beginning of the fiscal year, global equity markets posted gains as good news about COVID-19 vaccines outweighed concerns about sharply rising infection rates and tightening social restrictions. In most global regions, equity market leadership shifted as value stocks outperformed growth stocks. Emerging market equities posted robust gains amplified by US dollar weakness.

Global equity markets ended the first quarter of 2021 in positive territory amid concerns about rising bond yields and inflation. The value-led equity rally continued in most regions, with value stocks outperforming growth stocks. The successful rollout of COVID-19 vaccinations in the US and UK benefited equity markets. However, even regions facing slower rollouts, including the Eurozone and Japan, performed well, driven by a rebound in global demand for goods.

During the second quarter of 2021, global equity markets were again bolstered by the continued acceleration of vaccination rollouts and easing of COVID-19 related restrictions in most developed markets. In a reversal from the first quarter, growth stocks outperformed value stocks in most regions. Emerging market equities were led by Brazil which benefited from global tailwinds, while regulatory concerns weighed on Chinese equities.

Developed global equity markets were flat in the third quarter of 2021 amid concerns about rising inflation, supply disruptions and the economic growth rate. Energy stocks and energy-driven markets performed well as global shortages pushed oil and gas prices higher. Emerging market equities declined during the quarter, primarily due to weak performance from Chinese equities, which were affected by significant regulatory changes in the private tutoring industry, increased regulation in the technology sector and the potential default of a large Chinese property developer.

In October of 2021, global equity stocks were positive with the US market leading the way, and Chinese equities rebounded after their decline in the third quarter. Overall, developed market equities outperformed emerging market equities for the fiscal year.

3

BLKC	Management’s Discussion of Fund Performance
Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)

As an index fund, the Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Alerian Galaxy Global Blockchain Equity, Trusts and ETPs Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, GKD Index Partners, LLC d/b/a Alerian (the “Index Provider or Alerian”) compiles, maintains and calculates the Index, which is comprised of two different components: (i) stocks of companies that are materially engaged in the development of blockchain technology, cryptocurrency mining, cryptocurrency buying, or enabling technologies (the “Equity Component”); and (ii) exchange-traded products (“ETPs”) and private investment trusts traded over-the-counter that are linked to cryptocurrencies (the “ETP and Trust Component”).

The Equity Component of the Index is primarily comprised of exchange-listed equity securities of companies that are principally engaged in one of the following four business activities (each, a “Business Segment”): cryptocurrency miners, cryptocurrency enabling technologies, cryptocurrency buyers and blockchain users.

To be eligible for inclusion in the Equity Component, a company’s stock must be listed on a globally recognized exchange and such company must have: (i) a minimum full market capitalization value of $50 million, (ii) a minimum float-adjusted market capitalization value of $10 million, (iii) a minimum free float factor of 20%, and (iv) a minimum average daily trading value (“ADTV”) for the previous three months of $1 million.

The ETP and Trust Component of the Index is represented by exchange-traded products (including exchange-traded notes (“ETNs”) and exchange-traded funds listed outside of the U.S.) and open-ended private investment trusts that are linked to cryptocurrencies. To be eligible for inclusion in the ETP and Trust Component, an ETP or private trust must: (i) have a minimum market capitalization of $1 billion ($500 million for current constituents), (ii) have a minimum ADTV for the previous three months of $15 million ($7.5 million for current constituents), and (iii) in the case of exchange-traded funds and private trusts, have an open-end structure. Currently, the only security in the ETP and Trust Component that the Fund will hold is the Grayscale Bitcoin Trust.

The Fund will not invest directly in cryptocurrencies or crypto assets. The Fund also will not invest in initial coin offerings or futures contracts on cryptocurrencies. Because the Fund will not invest directly in any cryptocurrency, it will not track price movements of any cryptocurrency. The Fund may, however, have indirect exposure to crypto assets by virtue of (i) its investments in companies that use one or more crypto assets as part of their business activities or that hold crypto assets as proprietary investments and (ii) its investments in the ETP and Trust Component.

The Fund will allocate its assets in the same proportion as the Index (i.e., under normal circumstances, the Fund will invest approximately 85% of its assets in securities of the Equity Component and 15% in the ETP and Trust Component). The Fund generally invests in all of the securities comprising the Equity Component in proportion to their weightings in the Equity Component. However, due to the practical difficulties and expense of, or other restrictions on, purchasing all of the securities in the Index (particularly constituents of the ETP and Trust Components and otherwise where necessary), the Fund will also utilize a sampling methodology from time to time.

During the fiscal period from the Fund’s inception (October 7, 2021) through October 31, 2021, on a market price basis, the Fund returned 9.34%. On a net asset value (“NAV”) basis, the Fund returned 10.48%. During the same time period, the Index returned 9.92%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the Fund’s relatively greater allocation to the Grayscale Bitcoin Trust, and such outperformance was partially offset by fees and operating expenses incurred by the Fund.

During this same time period, the MSCI All Country World Index (Net) (the “Benchmark Index”) returned 3.86%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,975 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of global stocks.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a stock selection methodology within a specific sector whereas the Benchmark Index selects and weights stocks across all sectors based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the software industry and most underweight in the pharmaceuticals industry during the fiscal period ended October 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation in the software and capital markets industries, respectively.

For the fiscal period ended October 31, 2021, the software industry contributed most significantly to the Fund’s return, followed by the Grayscale Bitcoin Trust. The IT services industry detracted most significantly from the Fund’s return, followed by the diversified telecommunication services industry, respectively.

4

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC) (continued)

Positions that contributed most significantly to the Fund’s return for the fiscal period ended October 31, 2021 included Grayscale Bitcoin Trust BTC (portfolio average weight of 15.00%), and Voyager Digital Ltd., a software company (portfolio average weight of 1.37%). Positions that detracted most significantly from the Fund’s return included Cipher Mining Inc., a software company (no longer held at period end), and International Business Machines Corp., an IT services company (portfolio average weight of 0.82%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Information Technology	53.16
Investment Companies	14.79
Financials	13.39
Communication Services	6.81
Consumer Discretionary	6.11
Sector Types Each Less Than 3%	5.66
Other Assets Less Liabilities	0.08

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of October 31, 2021
Security
Grayscale Bitcoin Trust BTC	14.79
Voyager Digital Ltd.	2.09
Galaxy Digital Holdings Ltd.	1.96
Tesla, Inc.	1.91
Cleanspark, Inc.	1.86
Marathon Digital Holdings, Inc.	1.81
Canaan, Inc., ADR	1.80
Hut 8 Mining Corp.	1.73
Coinbase Global, Inc., Class A	1.69
Arcane Crypto AB	1.66
Total	31.30

Fund Performance History as of October 31, 2021

Fund Inception
Index	Cumulative
Alerian Galaxy Global Blockchain Equity, Trusts & ETPs Index	9.92%
MSCI All Country World Index (Net)	3.86
Fund
NAV Return	10.48
Market Price Return	9.34

Fund Inception: October 7, 2021

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

5

SATO	Management’s Discussion of Fund Performance
Invesco Alerian Galaxy Crypto Economy ETF (SATO)

As an index fund, the Invesco Alerian Galaxy Crypto Economy ETF (the “Fund”) is passively managed and seeks to track the investment results (before fees and expenses) of the Alerian Galaxy Global Cryptocurrency-Focused Blockchain Equity, Trusts and ETPs Index (the “Index”). The Fund generally will invest at least 80% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, GKD Index Partners, LLC d/b/a Alerian (the “Index Provider” or “Alerian”) compiles, maintains and calculates the Index, which is comprised of two different components: (i) stocks of digital asset companies, which are companies that are materially engaged in cryptocurrency, cryptocurrency mining, cryptocurrency buying, or enabling technologies (the “Equity Component”); and (ii) exchange-traded products (“ETPs”) and private investment trusts traded over-the-counter that are linked to cryptocurrencies (the “ETP and Trust Component”).

The Equity Component of the Index is primarily comprised of exchange-listed equity securities of companies that are principally engaged in one of the following three business activities (each, a “Business Segment”): cryptocurrency miners, cryptocurrency enabling technologies and cryptocurrency buyers.

To be eligible for inclusion in the Equity Component of the Index, a company’s stock must be listed on a globally recognized exchange and such company must have: (i) a minimum full market capitalization value of $50 million, (ii) a minimum float-adjusted market capitalization value of $10 million, (iii) a minimum free float factor of 20%, and (iv) a minimum average daily trading value (“ADTV”) for the previous three months of $1 million.

The ETP and Trust Component of the Index is represented by exchange-traded products (including exchange-traded notes (“ETNs”) and exchange-traded funds listed outside of the U.S.) and open-ended private investment trusts that are linked to cryptocurrencies. To be eligible for inclusion in the ETP and Trust Component, an ETP or private trust must: (i) have a minimum market capitalization of $1 billion ($500 million for current constituents), (ii) have a minimum ADTV for the previous three months of $15 million ($7.5 million for current constituents), and (iii) in the case of exchange-traded funds and private trusts, have an open-end structure. Currently, the only security in the ETP and Trust Component that the Fund will hold is the Grayscale Bitcoin Trust.

The Fund will not invest directly in cryptocurrencies or crypto assets. The Fund also will not invest in initial coin offerings or futures contracts on cryptocurrencies. Because the Fund will not invest directly in any cryptocurrency, it will not track price movements of any cryptocurrency. The Fund may, however, have indirect exposure to crypto assets by virtue of (i) its investments in companies that use one or more crypto assets as part of their business activities or that hold crypto assets as proprietary investments and (ii) its investments in the ETP and Trust Component.

The Fund will allocate its assets in the same proportion as the Index (i.e., under normal circumstances, the Fund will invest approximately 85% of its assets in securities of the Equity Component and 15% in the ETP and Trust Component). The Fund generally invests in all of the securities comprising the Equity Component in proportion to their weightings in the Equity Component. However, due to the practical difficulties and expense of, or other restrictions on, purchasing all of the securities in the Index (particularly constituents of the ETP and Trust Components and otherwise where necessary), the Fund will also utilize a sampling methodology from time to time.

During the fiscal period from the Fund’s inception (October 7, 2021) through October 31, 2021, on a market price basis, the Fund returned 13.63%. On a net asset value (“NAV”) basis, the Fund returned 16.25%. During the same time period, the Index returned 15.29%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the Fund having a greater weight to the Grayscale Bitcoin Trust.

During this same time period, the MSCI All Country World Index (Net) (the “Benchmark Index”) returned 3.86%. The Benchmark Index is an unmanaged index weighted by market capitalization and based on the average performance of approximately 2,975 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of global stocks.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a stock selection methodology within a specific sector whereas the Benchmark Index selects and weights stocks across all sectors based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the software industry and most underweight in the banks industry during the fiscal period ended October 31, 2021. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation in the software and capital markets industries.

For the fiscal period ended October 31, 2021, the software industry contributed most significantly to the Fund’s return, followed by the capital markets and technology hardware storage & peripherals industries, respectively. No industry detracted from the Fund’s return during the period.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended October 31, 2021 included Grayscale

6

Invesco Alerian Galaxy Crypto Economy ETF (SATO) (continued)

Bitcoin Trust BTC (portfolio average weight of 14.73%), and Voyager Digital Ltd., a software company (portfolio average weight of 2.95%). Positions that detracted most significantly from the Fund’s return included Cipher Mining Inc., a software company (no longer held at period end), and DMG Blockchain Solutions, Inc., a software company (portfolio average weight of 2.99%).

Sector Breakdown (% of the Fund’s Net Assets) as of October 31, 2021
Information Technology	65.26
Financials	14.73
Investment Companies	13.60
Communication Services	3.58
Sector Types Each Less Than 3%	2.12
Money Market Funds Plus Other Assets Less Liabilities	0.71

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of October 31, 2021
Security
Grayscale Bitcoin Trust BTC	13.60
Voyager Digital Ltd.	4.09
Galaxy Digital Holdings Ltd.	3.79
Cleanspark, Inc.	3.75
Canaan, Inc., ADR	3.61
Marathon Digital Holdings, Inc.	3.51
Coinbase Global, Inc., Class A	3.41
Hut 8 Mining Corp.	3.41
Bit Digital, Inc.	3.33
Arcane Crypto AB	3.27
Total	45.77

*	Excluding money market fund holdings.

Fund Performance History as of October 31, 2021

Fund Inception
Index	Cumulative
Alerian Galaxy Global Cryptocurrency-Focused Blockchain Equity, Trusts & ETPs Index	15.29%
MSCI All Country World Index (Net)	3.86
Fund
NAV Return	16.25
Market Price Return	13.63

Fund Inception: October 7, 2021

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Index and Fund Performance History:

-	Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

-	Net returns reflect reinvested dividends net of withholding taxes.

7

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)

October 31, 2021

Consolidated Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-85.13%
Canada-10.85%
BIGG Digital Assets, Inc.(b)	71,683	$90,793
Bitfarms Ltd.(b)	14,343	72,319
DMG Blockchain Solutions, Inc.(b)	79,510	64,786
Hive Blockchain Technologies Ltd.(b)	24,958	87,989
Hut 8 Mining Corp.(b)	7,225	96,873
Royal Bank of Canada	735	76,385
Voyager Digital Ltd.(b)	7,684	116,913

		606,058

China-11.71%
Alibaba Group Holding Ltd., ADR(b)	455	75,048
BC Technology Group Ltd.(b)	45,080	79,276
Bit Digital, Inc.(b)	6,480	92,340
BIT Mining Ltd., ADR(b)	7,875	66,071
Canaan, Inc., ADR(b)	11,712	100,372
Ebang International Holdings, Inc., A Shares(b)	40,862	88,671
Meitu, Inc.(b)(c)	360,071	78,688
Tencent Holdings Ltd.	1,188	73,457

		653,923

Germany-2.82%
Bitcoin Group SE(b)	1,510	82,829
Northern Data AG(b)	1,096	74,579

		157,408

Japan-1.46%
Sony Group Corp., ADR	705	81,632

Norway-1.38%
Aker ASA, Class A	838	76,972

Sweden-1.66%
Arcane Crypto AB(b)	3,349,890	92,830

Switzerland-1.51%
Nestle S.A.	639	84,491

Taiwan-1.39%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	685	77,885

United Kingdom-1.39%
Argo Blockchain PLC(b)	46,264	77,368

United States-50.96%
Accenture PLC, Class A	230	82,522
Advanced Micro Devices, Inc.(b)	726	87,287
Alphabet, Inc., Class A(b)	27	79,945
Amazon.com, Inc.(b)	23	77,566
Ault Global Holdings, Inc.(b)	32,718	75,906

Investment Abbreviations:

ADR-American Depositary Receipt

	Shares	Value
United States-(continued)
Bank of America Corp.	1,704	$81,417
Cisco Systems, Inc.	1,375	76,959
Citigroup, Inc.	1,042	72,065
Cleanspark, Inc.(b)	5,136	104,055
Coinbase Global, Inc., Class A(b)	296	94,548
Galaxy Digital Holdings Ltd.(b)	4,050	109,390
GreenBox POS(b)	9,351	75,930
Greenidge Generation Holdings, Inc.(b)	3,247	88,286
Honeywell International, Inc.	348	76,080
Intel Corp.	1,400	68,600
International Business Machines Corp.	531	66,428
Intuit, Inc.	142	88,891
JPMorgan Chase & Co.	443	75,261
Marathon Digital Holdings, Inc.(b)	1,938	101,241
Mastercard, Inc., Class A	213	71,466
Meta Platforms, Inc., Class A(b)	226	73,127
Microsoft Corp.	255	84,563
MicroStrategy, Inc., Class A(b)	107	76,511
NVIDIA Corp.	362	92,552
Oracle Corp.	797	76,464
PayPal Holdings, Inc.(b)	288	66,986
QUALCOMM, Inc.	593	78,893
Riot Blockchain, Inc.(b)	2,829	77,005
salesforce.com, inc.(b)	276	82,714
Square, Inc., Class A(b)	316	80,422
Tesla, Inc.(b)	96	106,944
Texas Instruments, Inc.	388	72,742
Verizon Communications, Inc.	1,418	75,140
Visa, Inc., Class A	328	69,461
Walmart, Inc.	532	79,491

		2,846,858

Total Common Stocks & Other Equity Interests (Cost $4,325,735)		4,755,425

Mutual Fund-14.79%
United States-14.79%
Grayscale Bitcoin Trust BTC (Cost $675,245)	16,624	826,047

TOTAL INVESTMENTS IN SECURITIES-99.92% (Cost $5,000,980)		5,581,472
OTHER ASSETS LESS LIABILITIES-0.08%		4,737

NET ASSETS-100.00%		$5,586,209

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

8

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC) –(continued)

October 31, 2021

Notes to Consolidated Schedule of Investments:

(a)	The Consolidated Schedule of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidations.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2021 represented 1.41% of the Fund’s Net Assets.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$25	$(25)	$-	$-	$-	$-

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

9

Invesco Alerian Galaxy Crypto Economy ETF (SATO)

October 31, 2021

Consolidated Schedule of Investments(a)

	Shares	Value
Common Stocks & Other Equity Interests-85.69%
Canada-18.80%
BIGG Digital Assets, Inc.(b)	294,215	$372,649
Bitfarms Ltd.(b)	60,785	306,487
DMG Blockchain Solutions, Inc.(b)	334,856	272,845
Hive Blockchain Technologies Ltd.(b)	106,977	377,145
Hut 8 Mining Corp.(b)	29,879	400,620
Voyager Digital Ltd.(b)	31,624	481,166

		2,210,912

China-15.57%
BC Technology Group Ltd.(b)	191,302	336,418
Bit Digital, Inc.(b)	27,452	391,191
BIT Mining Ltd., ADR(b)	10,965	91,996
Canaan, Inc., ADR(b)	49,594	425,021
Ebang International Holdings, Inc., A Shares(b)	173,148	375,731
Meitu, Inc.(b)(c)	501,437	109,582
Tencent Holdings Ltd	1,641	101,467

		1,831,406

Germany-5.59%
Bitcoin Group SE(b)	6,227	341,574
Northern Data AG(b)	4,644	316,007

		657,581

Norway-0.89%
Aker ASA, Class A	1,144	105,078

Sweden-3.27%
Arcane Crypto AB(b)	13,882,651	384,709

Taiwan-0.90%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	930	105,741

United Kingdom-2.76%
Argo Blockchain PLC(b)	193,681	323,896

United States-37.91%
Advanced Micro Devices, Inc.(b)	975	117,224
Alphabet, Inc., Class A(b)	37	109,554
Ault Global Holdings, Inc.(b)	44,722	103,755

	Shares	Value
United States-(continued)
Cleanspark, Inc.(b)	21,763	$440,918
Coinbase Global, Inc., Class A(b)	1,256	401,192
Galaxy Digital Holdings Ltd.(b)	16,525	446,337
GreenBox POS(b)	38,253	310,614
Greenidge Generation Holdings, Inc.(b)	13,580	369,240
JPMorgan Chase & Co.	601	102,104
Marathon Digital Holdings, Inc.(b)	7,892	412,278
Meta Platforms, Inc., Class A(b)	310	100,307
Microsoft Corp.	346	114,741
MicroStrategy, Inc., Class A(b)	439	313,911
NVIDIA Corp.	493	126,045
PayPal Holdings, Inc.(b)	393	91,408
Riot Blockchain, Inc.(b)	12,064	328,382
Square, Inc., Class A(b)	1,305	332,123
Tesla, Inc.(b)	130	144,820
Visa, Inc., Class A	445	94,238

		4,459,191

Total Common Stocks & Other Equity Interests (Cost $8,869,598)		10,078,514

Mutual Fund-13.60%
United States-13.60%
Grayscale Bitcoin Trust BTC (Cost $1,407,727)	32,195	1,599,769

Money Market Funds-3.51%
Invesco Government & Agency Portfolio, Institutional Class, 0.03%(d)(e) (Cost $413,001)	413,001	413,001

TOTAL INVESTMENTS IN SECURITIES-102.80% (Cost $10,690,326)		12,091,284
OTHER ASSETS LESS LIABILITIES-(2.80)%		(328,770)

NET ASSETS-100.00%		$11,762,514

Investment Abbreviations:

ADR-American Depositary Receipt

Notes to Consolidated Schedule of Investments:

(a)	The Consolidated Schedule of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidations.
(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2021 represented less than 1% of the Fund’s Net Assets.

(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended October 31, 2021.

	Value October 31, 2020	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2021	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$-	$467,545	$(54,544)	$-	$-	$413,001	$2

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

10

Invesco Alerian Galaxy Crypto Economy ETF (SATO)–(continued)

October 31, 2021

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2021.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

11

Consolidated Statements of Assets and Liabilities

October 31, 2021

	Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)	Invesco Alerian Galaxy Crypto Economy ETF (SATO)
Assets:
Unaffiliated investments in securities, at value	$5,581,472	$11,678,283
Affiliated investments in securities, at value	-	413,001
Cash	4,135	30,705
Foreign currencies, at value	-	4
Deposits with brokers:
Cash segregated as collateral	-	166,818
Receivable for:
Dividends	2,766	2
Fund shares sold	-	158,874

Total assets	5,588,373	12,447,687

Liabilities:
Payable for:
Investments purchased	-	515,167
Collateral upon receipt of securities in-kind	-	166,818
Accrued unitary management fees	2,164	3,188

Total liabilities	2,164	685,173

Net Assets	$5,586,209	$11,762,514

Net assets consist of:
Shares of beneficial interest	$5,000,025	$10,363,314
Distributable earnings	586,184	1,399,200

Net Assets	$5,586,209	$11,762,514

Shares outstanding (unlimited amount authorized, $ 0.01 par value)	200,001	400,001
Net asset value	$27.93	$29.41

Market price	$27.73	$29.09

Unaffiliated investments in securities, at cost	$5,000,980	$10,277,325

Affiliated investments in securities, at cost	$-	$413,001

Foreign currencies, at cost	$1	$4

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

12

Consolidated Statements of Operations

For the period ended October 31, 2021(a)

	Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)	Invesco Alerian Galaxy Crypto Economy ETF (SATO)
Investment income:
Unaffiliated dividend income	$3,241	$-
Affiliated dividend income	-	2
Foreign withholding tax	(96)	-

Total investment income	3,145	2

Expenses:
Unitary management fees	2,164	3,188

Net expenses	2,164	3,188

Net investment income (loss)	981	(3,186)

Realized and unrealized gain (loss) from:
Net realized gain from:
Unaffiliated investment securities	4,688	1,291
Foreign currencies	24	137

Net realized gain	4,712	1,428

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	580,492	1,400,958
Foreign currencies	(1)	-

Change in net unrealized appreciation	580,491	1,400,958

Net realized and unrealized gain	585,203	1,402,386

Net increase in net assets resulting from operations	$586,184	$1,399,200

(a)	For the period October 5, 2021 (commencement of investment operations) through October 31, 2021.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

13

Consolidated Statements of Changes in Net Assets

For the period ended October 31, 2021(a)

	Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)	Invesco Alerian Galaxy Crypto Economy ETF (SATO)
	2021	2021
Operations:
Net investment income (loss)	$981	$(3,186)
Net realized gain	4,712	1,428
Change in net unrealized appreciation	580,491	1,400,958

Net increase in net assets resulting from operations	586,184	1,399,200

Shareholder Transactions:
Proceeds from shares sold	5,000,025	10,363,314

Net increase in net assets resulting from share transactions	5,000,025	10,363,314

Net increase in net assets	5,586,209	11,762,514

Net assets:
Beginning of period	-	-

End of period	$5,586,209	$11,762,514

Changes in Shares Outstanding:
Shares sold	200,001	400,001
Shares outstanding, beginning of period	-	-

Shares outstanding, end of period	200,001	400,001

(a)	For the period October 5, 2021 (commencement of investment operations) through October 31, 2021.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

14

Consolidated Financial Highlights

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)

	For the Period October 5, 2021(a) Through October 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income(b)	0.01
Net realized and unrealized gain on investments	2.92

Total from investment operations	2.93

Net asset value at end of period	$27.93

Market price at end of period(c)	$27.73

Net Asset Value Total Return(d)	11.72	%(e)
Market Price Total Return(d)	10.92	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$5,586
Ratio to average net assets of:
Expenses	0.60	%(f)
Net investment income	0.27	%(f)
Portfolio turnover rate(g)	12%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 7, 2021, the first day of trading on the exchange) to October 31, 2021 was 10.48%. The market price total return from Fund Inception to October 31, 2021 was 9.34%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

15

Consolidated Financial Highlights–(continued)

Invesco Alerian Galaxy Crypto Economy ETF (SATO)

	For the Period October 5, 2021(a) Through October 31, 2021
Per Share Operating Performance:
Net asset value at beginning of period	$25.00

Net investment income (loss)(b)	(0.01)
Net realized and unrealized gain on investments	4.42

Total from investment operations	4.41

Net asset value at end of period	$29.41

Market price at end of period(c)	$29.09

Net Asset Value Total Return(d)	17.64	%(e)
Market Price Total Return(d)	16.36	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$11,763
Ratio to average net assets of:
Expenses	0.60	%(f)
Net investment income (loss)	(0.60	)%(f)
Portfolio turnover rate(g)	10%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (October 7, 2021, the first day of trading on the exchange) to October 31, 2021 was 16.25%. The market price total return from Fund Inception to October 31, 2021 was 13.63%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

16

Notes to Consolidated Financial Statements

Invesco Exchange-Traded Fund Trust II

October 31, 2021

NOTE 1–Organization

Invesco Exchange-Traded Fund Trust II (the “Trust”) was organized as a Massachusetts business trust and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios and their respective wholly-owned subsidiaries organized under the laws of the Cayman Islands:

Full Name	Short Name	Subsidiary
Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)	“Alerian Galaxy Blockchain Users and Decentralized Commerce ETF”	Invesco GBE Cayman Ltd.

Invesco Alerian Galaxy Crypto Economy ETF (SATO)	“Alerian Galaxy Crypto Economy ETF”	Invesco GCE Cayman Ltd.

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on Cboe BZX Exchange, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for cash and/or the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	Alerian Galaxy Global Blockchain Equity, Trusts and ETPs Index

Alerian Galaxy Crypto Economy ETF	Alerian Galaxy Global Cryptocurrency-Focused Blockchain Equity, Trusts and ETPs Index

Each Fund’s investment in its respective Subsidiary is expected to provide the Fund with exposure to exchange-traded products and private investment trusts traded over-the-counter that are linked to cryptocurrencies. Each Fund may invest up to 25% of its respective total assets in its Subsidiary.

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their consolidated financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities,

17

developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statements of Operations and the Consolidated Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of each Fund’s

18

NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statements of Operations and the Consolidated Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

C.

Country Determination - For the purposes of presentation in the Consolidated Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s consolidated financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, each Fund is required to increase its taxable income by its share of its Subsidiary’s income. Net investment losses of its Subsidiary cannot be deducted by each Fund in the current period nor carried forward to offset taxable income in future periods.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying consolidated financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. All inter-company accounts and transactions have been eliminated in consolidation. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

19

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Also, under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary are indemnified against certain liabilities that may arise out of the performance of their duties to each Fund and/or the Subsidiary, respectively. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - Each Fund may participate in securities lending and may loan portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the Investment Company Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Consolidated Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. For Funds that participated in securities lending, dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Consolidated Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Consolidated Statements of Assets and Liabilities.

Invesco Advisers, Inc. (“Invesco”), an affiliate of the Adviser, serves as an affiliated securities lending agent for each Fund participating in the securities lending program. BNY Mellon (“BNYM”) also serves as a lending agent. To the extent a Fund utilizes Invesco as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the period October 5, 2021 (commencement of operations) through October 31, 2021, there were no securities lending transactions with Invesco.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. Each Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

Each Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which a Fund invests.

K.	Other Risks

ADR and GDR Risk. Certain Funds may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing the

20

underlying foreign securities directly in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Authorized Participant Concentration Risk. Only authorized participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes, may increase this risk.

Blockchain Company Investments Risk. Companies engaged in the development, enablement and acquisition of blockchain technologies are subject to a number of risks. Blockchain technology is new and many of its uses may be untested. The mechanics of using distributed ledger technology to transact in other types of assets, such as securities or derivatives, is less clear. There is no assurance that widespread adoption will occur. Furthermore, the development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to blockchains. A lack of expansion in the usage of blockchain technology could adversely affect the underlying holdings of the Funds. Moreover, the extent to which companies held by the Funds utilize blockchain technology may vary, and it is possible that even widespread adoption of blockchain technology may not result in a material impact on the stock price of such companies.

Furthermore, companies that are developing applications of blockchain technology applications may not in fact do so or may not be able to capitalize on those blockchain technologies. A proliferation of recent startups attempting to apply blockchain technology in different contexts means the possibility of conflicting intellectual property claims could be a risk to an issuer, its operations or its business. This could also pose a risk to blockchain platforms that permit transactions in digital securities. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the viability of blockchain may adversely affect an investment in the Funds. Additionally, blockchain technology is new, and as such may be subject to future laws or regulations. Any such regulatory changes affecting blockchain technology may adversely impact an investment in companies utilizing this technology.

Transacting on a blockchain depends in part specifically on the use of cryptographic keys that are required to access a user’s account (or “wallet”). The theft, loss or destruction of these keys impairs the value of ownership claims users have over the relevant assets being represented by the ledger (whether “smart contracts,” securities, currency or other digital assets). The theft, loss or destruction of private or public keys needed to transact on a blockchain could also adversely affect a company’s business or operations if it were dependent on the ledger.

In addition, because blockchain functionality relies on the Internet, a significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and adversely affect the Funds. In addition, certain features of blockchain technology, such as decentralization, open source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

Cryptocurrency Risk. Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies. While the Funds will not invest directly in cryptocurrencies, the value of the Funds’ investments in cryptocurrency-linked assets (including private trusts and ETPs) is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of a digital currency could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in a digital currency network or a change in user preference to competing cryptocurrencies. Cryptocurrency is a new technological innovation with a limited history; it is a highly speculative asset, and the Funds’ exposure to cryptocurrency-linked assets could result in substantial losses to the Funds.

Cryptocurrencies trade on exchanges, which are largely unregulated and, therefore, are more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Cryptocurrency exchanges have in the past, and may in the future, cease operating temporarily or even permanently, resulting in the potential loss of users’ cryptocurrency or other market disruptions. Cryptocurrency exchanges are more exposed to the risk of market manipulation

21

than exchanges for traditional assets. Cryptocurrency exchanges that are regulated typically must comply with minimum net capital, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, many cryptocurrency exchanges lack certain safeguards established by traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., “flash crashes”). As a result, the prices of cryptocurrencies on exchanges may be subject to larger and more frequent sudden declines than assets traded on traditional exchanges. In addition, cryptocurrency exchanges are also subject to the risk of cybersecurity threats and have been breached, resulting in the theft and/or loss of cryptocurrencies. A cyber or other security breach or a business failure of a cryptocurrency exchange or custodian may affect the price of a particular cryptocurrency or cryptocurrencies generally. A risk also exists with respect to malicious actors or previously unknown vulnerabilities, which may adversely affect the value of a digital currency.

Currently, there is relatively limited use of cryptocurrency in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by cryptocurrencies into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of cryptocurrencies, either of which could adversely impact a Fund’s investment in cryptocurrency. In addition, to the extent market participants develop a preference for one cryptocurrency over another, the value of the less preferred cryptocurrency would likely be adversely affected.

Currency Risk. Because each Fund’s NAV is determined in U.S. dollars, a Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing a Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on a Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Digital Asset Company Investments Risk. Companies engaged in the development, enablement and acquisition of digital assets and cryptocurrencies are subject to a number of risks. The technology relating to digital assets, including blockchain, is developing and the risks associated with digital assets may not fully emerge until the technology is widely used. Cryptocurrencies and blockchain technology are new and many of their uses may be untested. The mechanics of using distributed ledger technology to transact in other types of assets, such as securities or derivatives, is less clear. There is no assurance that widespread adoption will occur. Furthermore, the development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to cryptocurrencies. A lack of expansion in the usage of cryptocurrencies could adversely affect an investment in the Funds.

Currently, there are relatively few companies for which digital assets represents an attributable and significant revenue stream. Therefore, the values of the companies included in an Underlying Index may not be a reflection of their connection to digital assets, but may be based on other business operations. Furthermore, companies that are developing applications of digital assets and cryptocurrencies may not in fact do so or may not be able to capitalize on those digital assets. Blockchain technology also may never be implemented to a scale that provides identifiable economic benefit to the companies included in an Underlying Index, which could adversely affect an investment in the Funds. A proliferation of recent startups attempting to apply blockchain technology in different contexts means the possibility of conflicting intellectual property claims could be a risk to an issuer, its operations or its business. This could also pose a risk to blockchain platforms that permit transactions in digital securities. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the viability of blockchain and/or cryptocurrencies may adversely affect an investment in the Funds.

There may be risks posed by the lack of regulation for digital assets and any future regulatory developments could affect the viability and expansion of the use of digital assets.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Companies in emerging market countries generally may be subject to less stringent financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. In addition, information about such companies may be less available and reliable. Emerging markets usually are subject to greater market volatility, political, social and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably, and the ability to bring and enforce actions may be limited. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change. Investments in emerging markets securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information. In addition, lack of relevant data and reliable public information about securities in emerging markets may contribute to incorrect weightings and data and computational errors when a Fund’s index provider selects securities for inclusion in the Fund’s Underlying Index or rebalances the Underlying Index.

22

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward one or more industries will become negative, resulting in those investors exiting their investments in those industries, which could cause a reduction in the value of companies in those industries more broadly. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in foreign securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions and higher transactional costs. If a Fund invests in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Fund’s returns.

Index Risk. Unlike many investment companies, each Fund does not utilize an investing strategy that seeks returns in excess of its Underlying Index. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its Underlying Index, even if that security generally is underperforming. Additionally, each Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to each Fund’s rebalance schedule.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index will be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. As a result, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, the following: general economic conditions or cyclical market patterns that could negatively affect supply and demand in a particular industry; competition for resources, adverse labor relations, political or world events; obsolescence of technologies; and increased competition or new product introductions that may affect the profitability or viability of companies in an industry. In addition, at times, such industry or industry group may be out of favor and underperform other industries or the market as a whole.

Market Risk. Securities in the Underlying Index are subject to market fluctuations. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the securities in the Underlying Index. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Micro-Capitalization Securities Risk. Micro-capitalization stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations.

Non-Correlation Risk. Each Fund’s return may not match the return of its corresponding Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its corresponding Underlying Index. Because each Fund issues and redeems Creation Units principally for cash, the Funds will incur higher costs in buying and selling securities than if they issued and redeemed Creation Units in-kind. Additionally, a Fund’s use of a representative sampling approach may cause the Fund not to be as well-correlated with the return of its corresponding Underlying Index as would be the case if the Fund purchased all of the securities in its corresponding Underlying Index in the proportions represented in the Underlying Index. In addition, the performance of each Fund and its corresponding Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its corresponding Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Because each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

23

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its respective Underlying Index. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small- and Mid-Capitalization Company Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Subsidiary Investment Risk. By investing in its Subsidiary, each Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. Each Subsidiary is not registered under the 1940 Act; therefore each Fund will not receive all protections offered to investors in registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or its Subsidiary to operate as intended, which may negatively affect the Fund and its shareholders.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations and supply chains, layoffs, lower consumer demand, and defaults, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally.

The ongoing effects of COVID-19 are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees (as a % of average daily net assets)

Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	0.60%

Alerian Galaxy Crypto Economy ETF	0.60%

Further, through at least August 31, 2023, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. These waivers do not apply to a Fund’s investment of cash collateral received for securities lending. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the period October 5, 2021 (commencement of investment operations) through October 31, 2021, the Adviser did not waive fees and/or pay Fund expenses for the Funds.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

24

The Adviser has entered into a licensing agreement for each Fund with GKD Index Partners, LLC d/b/a Alerian (the “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

For the period October 5, 2021 (commencement of investment operations) through October 31, 2021, the following Fund incurred brokerage commissions with Invesco Capital Markets, Inc. (“ICMI”), an affiliate of the Adviser and Distributor, for portfolio transactions executed on behalf of the Fund, as listed below:

Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$157

Portfolio transactions with ICMI that have not settled at period-end, if any, are shown in the Consolidated Statements of Assets and Liabilities under the receivable caption Investments sold - affiliated broker and/or payable caption Investments purchased - affiliated broker.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.

Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2021, all of the securities in each Fund were valued based on Level 1 inputs (see the Consolidated Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 5–Distributions to Shareholders and Tax Components of Net Assets

There were no ordinary income or capital gain distributions paid during the period October 5, 2021 (commencement of investment operations) through October 31, 2021.

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation- Investments	Net Unrealized (Depreciation)- Foreign Currencies	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets

Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$11,621	$579,925	$(1)	$(5,361)	$5,000,025	$5,586,209

Alerian Galaxy Crypto Economy ETF	11,130	1,388,070	-	-	10,363,314	11,762,514

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

25

The Funds have capital loss carryforwards as of October 31, 2021, as follows:

	No expiration
	Short-Term	Long-Term	Total

Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$5,361	$-	$5,361

Alerian Galaxy Crypto Economy ETF	-	-	-

NOTE 6–Investment Transactions

For the period October 5, 2021 (commencement of investment operations) through October 31, 2021, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$5,669,164	$672,873

Alerian Galaxy Crypto Economy ETF	7,060,124	1,139,650

For the period October 5, 2021 (commencement of investment operations) through October 31, 2021, in-kind transactions associated with creations and redemptions were as follows:

	In-kind	In-kind
	Purchases	Sales
Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$-	$-

Alerian Galaxy Crypto Economy ETF	4,355,559	-

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. At October 31, 2021, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross	Gross	Net
	Unrealized	Unrealized	Unrealized
	Appreciation	(Depreciation)	Appreciation	Cost
Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$646,002	$(66,077)	$579,925	$5,001,547

Alerian Galaxy Crypto Economy ETF	1,475,962	(87,892)	1,388,070	10,703,214

NOTE 7–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of income from the Subsidiary and net operating losses, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2021, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income	Realized Gain (Loss)	Beneficial Interest
Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	$10,640	$(10,640)	$-

Alerian Galaxy Crypto Economy ETF	3,186	(3,186)	-

NOTE 8–Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the

26

transaction to the NAV per Share of a Fund on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust II and Shareholders of Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF and Invesco Alerian Galaxy Crypto Economy ETF

Opinions on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF and Invesco Alerian Galaxy Crypto Economy ETF (two of the funds constituting Invesco Exchange-Traded Fund Trust II, hereafter collectively referred to as the “Funds”) as of October 31, 2021, and the related consolidated statements of operations and changes in net assets, including the related notes, and the consolidated financial highlights for the period October 5, 2021 (commencement of investment operations) through October 31, 2021 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2021, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the period October 5, 2021 (commencement of investment operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Chicago, Illinois

December 22, 2021

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

28

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust II, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2021.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2021	Ending Account Value October 31, 2021(1)	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(2)
Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF (BLKC)

Actual	$1,000.00	$1,117.20	0.60%	$0.44

Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	3.06

Invesco Alerian Galaxy Crypto Economy ETF (SATO)

Actual	1,000.00	1,176.40	0.60	0.45

Hypothetical (5% return before expenses)	1,000.00	1,022.18	0.60	3.06

(1)

The actual ending account value is based on the actual total return of the Fund for the period October 5, 2021 (commencement of investment operations) through October 31, 2021, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

(2)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period October 5, 2021 (commencement of investment operations) to October 31, 2021. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 25/365. Hypothetical expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365.

29

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for the period October 5, 2021 (commencement of investment operations) through October 31, 2021:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	U.S. Treasury Obligations*	Business Interest Income*

Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	0%	0%	0%	0%	0%

Invesco Alerian Galaxy Crypto Economy ETF	0%	0%	0%	0%	0%

* The above percentages are based on ordinary income dividends paid to shareholders during the period October 5, 2021 (commencement of investment operations) through October 31, 2021.

30

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of October 31, 2021

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2007	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	234	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017- Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	234	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

31

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, The Boeing Company (2009-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chairman (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chairman of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	234	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

32

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	234	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Mather LifeWays (2001-Present); Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, certain funds in the Oppenheimer Funds complex (2012- 2019); Board Chair (2008-2015) and Director (2004- 2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

33

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2007	Managing Director of Finance (2020-Present) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008);Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	234	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	234	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

34

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	234	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012- Present); Advisory Board Director, The Alberleen Group LLC (2012-Present); Governing Council Member (2016- Present) and Chair of Education Committee (2017-Present), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

35

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker - 1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005- 2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	234	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson - 1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2007	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	234	Director, Penfield Children’s Center (2004-Present); Board Chairman, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

36

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome–1956 Invesco Ltd. Two Peachtree Pointe 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008-Present), Invesco North American Holdings, Inc.; Executive Vice President (2008-Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC; and Executive Vice President (2014-Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Secretary (2012-2020), Invesco Services (Bahamas) Private Limited; Director, Invesco Finance PLC (2011-2019); Director, INVESCO Asset Management (Bermuda) Ltd. (2014-2019); Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008-2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007- 2019); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	234	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

37

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2020	President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2020-Present); Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

38

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, the Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Michael McMaster–1962 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Chief Tax Officer	Since 2020	Vice President and Head of Global Fund Services Tax, Invesco Advisers, Inc. (2020-Present); Chief Tax Officer, Vice President and Assistant Treasurer, The Invesco Funds (2020-Present); Assistant Treasurer, Invesco Capital Management LLC (2020-Present); Chief Tax Officer and Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Treasurer, Invesco Specialized Products, LLC (2020-Present); formerly, Senior Vice President, Managing Director of Tax Services, U.S. Bank Global Fund Services (GFS) (2007-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

39

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present) and Vice President, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

40

Approval of Investment Advisory Contracts

At a meeting held on September 14, 2021, the Board of Trustees of the Invesco Exchange-Traded Fund Trust II (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement (the “Agreement”) between Invesco Capital Management LLC (the “Adviser”) and the Trust for Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF, Invesco Alerian Galaxy Crypto Economy ETF and Invesco ESG S&P 500 Equal Weight ETF (each, a “Fund” and collectively, the “Funds”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the proposed unitary advisory fee for each Fund and comparisons to amounts paid by other comparable registered investment companies, (iii) the extent to which economies of scale may be realized as a Fund grows and whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (iv) any benefits to be realized by the Adviser or its affiliates from the Adviser’s relationship with each Fund.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for each Fund, including the identity of the persons who will be responsible for the day-to-day management of the Funds, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees noted that each of the Funds’ portfolio managers also manages other ETFs on behalf of the Adviser that are overseen by the Board and that the Board is familiar with the background and experience of the Funds’ portfolio managers. The Trustees also noted other information the Board received and considered at its March 12, 2021 and April 15, 2021 meetings describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. The Trustees reviewed information related to the Adviser’s portfolio transaction policies and procedures, as well as reports on the correlation and tracking error between the underlying indexes and the performance of other ETFs for which the Adviser serves as investment adviser.

The Trustees considered the services to be provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs and that was expected to be provided for each Fund.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to each Fund under the Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s proposed unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the median net expense ratios of comparable passive ETFs, open-end (non-ETF) index funds, open-end (non-ETF) actively managed funds and Adviser-identified select peer funds.

The Trustees noted that the proposed annual advisory fee to be charged to each Fund was a unitary fee, and that the Adviser has agreed to pay all other operating expenses of each Fund except for brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses. The Trustees noted each Fund’s proposed unitary advisory fee as compared to the median net expense ratio of its Lipper peer groups and select peer group as shown below:

Fund	Passive ETF Peer Group (Number of Peers)	Open-End Index Fund Peer Group (Number of Peers)	Open-End Active Fund Peer Group (Number of Peers)	Select Peer Group (Number of Peers)
Invesco Alerian Galaxy Blockchain Users and Decentralized Commerce ETF	Higher than median (38)	Higher than median (2)	Lower than median (35)	Lower than median (4)

Invesco Alerian Galaxy Crypto Economy ETF	Lower than median (14)	Lower than median (2)	Lower than median (11)	Lower than median (5)

Invesco ESG S&P 500 Equal Weight ETF	Lower than median (51)	Lower than median (23)	Lower than median (156)	Higher than median (6)

Based on all of the information provided, the Board concluded that each Fund’s proposed unitary advisory fee was reasonable and appropriate in light of the administrative, operational and management oversight services to be provided by the Adviser and the related costs in providing such services.

41

Approval of Investment Advisory Contracts–(continued)

In conjunction with their review of the unitary advisory fee, the Trustees considered that the Adviser did not provide a profitability analysis for the Adviser in managing the Funds because the Funds had not yet commenced operations. However, the Trustees noted other information the Board received and considered at its March 12, 2021 and April 15, 2021 meetings on the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the proposed unitary advisory fee rate for each Fund is reasonable in relation to the proposed services and product strategy of that Fund, and they concluded that the unitary advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees considered that the Adviser identified no additional benefits that it would derive from its relationship with the Funds, and noted that the Adviser does not have any soft-dollar arrangements. The Trustees also considered benefits to be received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Funds, including brokerage fees and advisory fees for affiliated money market cash management vehicles. The Board concluded that each Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits to be received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Agreement for each Fund. No single factor was determinative in the Board’s analysis.

42

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2021 Invesco Capital Management LLC 3500 Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-11
invesco.com/ETFs

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2021.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker, and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a)   to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2021	Fees Billed for Services Rendered to the Registrant for fiscal year end 2020

Audit Fees	$ 453,660	$ 379,950
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 363,393	$ 323,016
All Other Fees	$ 0	$ 0
Total Fees	$ 817,053	$ 702,966
(1)

Tax Fees for the fiscal years ended October 31, 2021 and 2020 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2020 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$ 760,000	$ 701,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 760,000	$ 701,000

(1) Audit-Related Fees for the fiscal years ended 2021 and 2020 include fees billed related to reviewing controls at a service organization.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to

Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services
Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.
Last Reviewed by Compliance for Accuracy	June 15, 2018
Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted:    June 26, 2009

Amended:  June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $5,910,000 for the fiscal year ended October 31, 2021 and $6,227,000 for the fiscal year ended October 31, 2020 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $7,033,393 for the fiscal year ended October 31, 2021 and $7,251,016 for the fiscal year ended October 31, 2020.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $30 million and non-audit services of approximately $23 million for the fiscal year ended 2021. The Audit Committee considered this information in evaluating PwC’s independence.

Pursuant to PCAOB Rule 3526, PwC advised the Registrant’s Audit Committee of the following matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Partner and one PwC Associate each held financial interests in investment companies within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. In reporting the matters to the Audit Committee, PwC noted, among other things, that the impermissible holdings were disposed of by the individuals, the individuals were not in the chain of command of the audit or the audit partners of the Funds, the financial interests were not material to the net worth of each individual or their respective immediate family members and senior leadership of the Funds’ audit engagement team was unaware of the impermissible holdings until after the matters were confirmed to be independence exceptions or after the individuals ceased providing their audit services to the Invesco entity, as applicable. In addition, PwC considered that the PwC Partner did not provide services to the Funds or any of their affiliates and that the audit work performed by the PwC Associate was of a limited nature and/or was reviewed by more senior engagement team members. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Exchange-Traded Fund Trust II

By: /s/ Anna Paglia

Name: Anna Paglia
Title: President

Date: January 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Anna Paglia

Name: Anna Paglia
Title: President

Date: January 6, 2022

By: /s/ Kelli Gallegos

Name: Kelli Gallegos
Title: Treasurer

Date: January 6, 2022